        As filed with the U.S. Securities and Exchange Commission on May 1, 2002
                                                       Registration No. 33-64366

--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM S-6

                          REGISTRATION STATEMENT UNDER

                         THE SECURITIES ACT OF 1933 [ ]
                      POST-EFFECTIVE AMENDMENT NO. 15 [X]
                 -----------------------------------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                              (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               (Name of depositor)

                               JOHN HANCOCK PLACE
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                           BOSTON, MASSACHUSETTS 02117
          (Complete address of depositor's principal executive offices)
                              --------------------

                             RONALD J. BOCAGE, ESQ.
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                        JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)
                            -------------------------

                                    Copy to:
                               THOMAS C. LAUERMAN
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007

                           --------------------------

It is proposed that this filing become effective (check appropriate box)

         [_] immediately upon filing pursuant to paragraph (b) of Rule 485

         [X] on May 1, 2002 pursuant to paragraph (b) of Rule 485

         [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

         [_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

         [_] this post-effective amendment designates a new effective date for a previously filed amendment.

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                                     PART II

                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                        REPRESENTATION OF REASONABLENESS

     John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                      UNDERTAKING REGARDING IMDEMNIFICATION

     Pursuant to Section X of JHVLICO's Bylaws and Chapter 156B, Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of JHVLICO.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

         The facing sheet.

         The four prospectuses containing 123, 123, 127 and 128 pages.

         The undertaking to file reports.

         The representation of reasonableness.

         The undertaking regarding indemnification.

         The signatures.

         The following exhibits:

         I.A. (1) JHVLICO Board Resolution establishing the separate account included in Post- Effective Amendment No. 2 to this Form S-6 Registration Statement filed January 11, 1996, is incorporated by reference.

              (2)   Not Applicable

              (3)(a) Form of Distribution and Servicing Agreement by and among Signator Investors, Inc. (previously known as John Hancock Distributors, Inc."), John Hancock Life Insurance (previously known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 33-15075) filed April 18, 1997.

                 (b) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc. and selling broker-dealers, incorporated by reference from Pre-effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 33-15075) filed
                      April 18, 1997.

                 (c) Schedule of sales commissions included in Exhibit I.A.(3)(a) above.

              (4)   Not Applicable

              (5) Form of flexible premium variable life insurance policy, incorporated by reference from the initial registration statement to this File, filed on May 18, 1994.

              (6)(a) JHVLICO Certificate of Incorporation is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

                 (b) JHVLICO By-laws is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

              (7)   Not applicable.

              (8)(a) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), filed in Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

                 (b) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), filed in Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

                 (c) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"),and Massachusetts Financial Services Company, filed in Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

                 (d) Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Certain of its Affiliated Insurance Companies, each on behalf of itself and its Separate Accounts, and John Hancock Funds, Inc., filed in Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

                 (e) Participation Agreement between Janus Aspen Series, Janus Capital Corp., and John Hancock Variable Life Insurance Company, incorporated by reference to File 333-425, filed on Form S-6 on November 1, 2001.

              (9)   Not Applicable.

              (10) Form of application for Policy, incorporated by reference from the initial registration statement to this File, filed on May 18, 1994.

              (11) Not Applicable. The Registrant invests only in shares of open-end Funds.

         2.   Included as Exhibit 1.A(5) above.

         3. Opinion and consent of counsel as to securities being registered, incorporated by reference from Pre-Effective Amendment No. 1 to this File, File No. 33-64366, filed on October 10, 1994.

         4.   Not Applicable

         5.   Not Applicable

         6.   Opinion and consent of actuaries, filed herewith.

         7.   Consent of independent auditors, filed herewith.

         8. Memorandum describing JHVLICO's issuance, transfer and redemption procedures for the flexible policy pursuant to Rule
              6e-3(T)(b)(12)(iii), incorporated by reference to the initial filing of this Form S-6 Registration Statement, filed
              May 18, 1994.

         9. Powers of Attorney for David F. D'Alessandro, Michele G. Van Leer, Ronald J. Bocage, Todd G. Engelsen, Bruce M. Jones,
              Barbara L. Luddy, Daniel L. Ouellette, Robert R. Reitano and
              Paul Strong, are incorporated by reference from Post-Effective Amendment No. 6 to File 33-64945, filed on April 16, 2002.

       10. Representations, Description and Undertaking pursuant to Rule 6e-3(T)(b)(13)(iii)(F) under the Investment Company Act of 1940 are incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement to File No. 33-79108 filed October 10, 1994.

       11. Exemptive Relief Relied Upon, incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement to File No. 33-79108, filed October 10, 1994.

       12. Opinion of Counsel as to eligibility of this Post-Effective Amendment for filing pursuant to Rule 485(b).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder, duly authorized, and its seal to be hereunto fixed, and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of May, 2002.

                          On behalf of the Registrant,
                          JOHN HANCOCK VARIABLE LIFE
                          INSURANCE COMPANY (Depositor)

                          By  /s/ MICHELE G. VAN LEER
                              -----------------------------
                              Michele G. Van Leer
                              Vice Chairman and President


Attest:   /s/ PETER SCAVONGELLI
          ----------------------------
          Peter Scavongelli
          Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

Signatures               Title                                   Date
----------               -----                                   ----

/s/ EARL BAUCOM          Controller (Principal Accounting        May 1, 2002
---------------          Officer)
 Earl W. Baucom


/s/ JULIE H. INDGE       Treasurer (Principal Financial          May 1, 2002
------------------       Officer)
Julie H. Indge


/s/ MICHELE G. VAN LEER
-----------------------
Michele G. Van Leer      Vice Chairman of the Board              May 1, 2002
for herself and as       and President (Acting Principal
Attorney-in-Fact         Executive Officer)


              For:   David F. D'Alessandro     Chairman of the Board
                     Ronald J. Bocage          Director
                     Todd G. Engelsen          Director
                     Bruce M. Jones            Director
                     Barbara L. Luddy          Director
                     Daniel L. Ouellette       Director
                     Robert S. Paster          Director
                     Robert R. Reitano         Director
                     Paul Strong               Director

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the city of Boston and Commonwealth of Massachusetts on the 1st day of May, 2002.

                           On behalf of the Registrant

                 By John Hancock Variable Life Insurance Company
                                   (Depositor)

                                      By  /s/ MICHELE G. VAN LEER
                                          ---------------------------------
                                          Michele G. Van Leer
                                          Vice Chairman and President

Attest   /s/ PETER SCAVONGELLI
         ----------------------------
         Peter Scavongelli
         Secretary

                          PROSPECTUS DATED MAY 1, 2002

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                           VARIABLE ESTATE PROTECTION
--------------------------------------------------------------------------------

         a flexible premium variable life survivorship insurance policy issued by
            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

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VARIABLE INVESTMENT OPTION                                        MANAGED BY
--------------------------                                        ----------
  Equity Index ..............................................     SSgA Funds Management, Inc.
  Large Cap Value ...........................................     T. Rowe Price Associates, Inc.
  Large Cap Value CORE (SM) .................................     Goldman Sachs Asset Management
  Large Cap Growth ..........................................     Independence Investment LLC
  Large Cap Aggressive Growth ...............................     Alliance Capital Management L.P.
  Growth & Income ...........................................     Independence Investment LLC and Putnam Investment Management, LLC
  Fundamental Value .........................................     Wellington Management Company, LLP
  Multi Cap Growth ..........................................     Janus Capital Management, LLC
  Fundamental Growth ........................................     Putnam Investment Management, LLC
  Small/Mid Cap CORE (SM) ...................................     Goldman Sachs Asset Management
  Small/Mid Cap Growth ......................................     Wellington Management Company, LLP
  Small Cap Equity ..........................................     Capital Guardian Trust Company
  Small Cap Value ...........................................     T. Rowe Price Associates, Inc.
  Small Cap Growth ..........................................     John Hancock Advisers, LLC
  V.A. Relative Value .......................................     John Hancock Advisers, LLC
  AIM V.I. Premier Equity ...................................     A I M Advisors, Inc.
  AIM V.I. Capital Development ..............................     A I M Advisors, Inc.
  Fidelity VIP Growth .......................................     Fidelity Management and Research Company
  Fidelity VIP Contrafund (R) ...............................     Fidelity Management and Research Company
  MFS Investors Growth Stock ................................     MFS Investment Management(R)
  MFS Research ..............................................     MFS Investment Management(R)
  MFS New Discovery .........................................     MFS Investment Management(R)
  International Equity Index ................................     Independence Investment LLC
  International Opportunities ...............................     T. Rowe Price International, Inc.
  Fidelity VIP Overseas .....................................     Fidelity Management and Research Company
  Emerging Markets Equity ...................................     Morgan Stanley Investment Management Inc.
  Janus Aspen Worldwide Growth ..............................     Janus Capital Management, LLC
  Real Estate Equity ........................................     Independence Investment LLC and Morgan Stanley Investment
                                                                   Management Inc.
  Health Sciences ...........................................     Putnam Investment Management, LLC
  V.A. Financial Industries                                       John Hancock Advisers, LLC
  Janus Aspen Global Technology .............................     Janus Capital Management, LLC
  Managed ...................................................     Independence Investment LLC and Capital Guardian Trust Company
  Global Balanced ...........................................     Capital Guardian Trust Company
  Short-Term Bond ...........................................     Independence Investment LLC
  Bond Index ................................................     Mellon Bond Associates, LLP
  Active Bond ...............................................     John Hancock Advisers, LLC
  V.A. Strategic Income .....................................     John Hancock Advisers, LLC
  High Yield Bond ...........................................     Wellington Management Company, LLP
  Global Bond ...............................................     Capital Guardian Trust Company
  Money Market ..............................................     Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------

     The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

     When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the John Hancock Declaration Trust, the AIM Variable Insurance Funds, Fidelity's Variable Insurance Products Fund (Service Class) and Variable Insurance Products Fund II (Service Class), the MFS Variable Insurance Trust (Initial Class Shares), and the Janus Aspen Series (Service Shares Class) (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as "funds". In the prospectuses for the Series Funds, the investment options may be referred to as "funds", "portfolios" or "series".

     Each Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus are prospectuses for the Series Funds. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *

                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

                   Express Delivery              U.S. Mail
                   ----------------              ---------
                 529 Main Street (X-4)          P.O. Box 111
                 Charlestown, MA 02129        Boston, MA 02117

                             Phone: 1-800-732-5543

                              Fax: 1-617-886-3048

                            GUIDE TO THIS PROSPECTUS

     This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

     This prospectus is arranged in the following way:

       . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

       . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 23.

       . Behind the illustrations is a section called "Additional Information" that gives more details about the policy. It generally does not --- repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 28.

       . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 43.

       . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 123.

After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Series Funds begin.

                                   **********

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy.

Question                                                                Beginning on page
--------                                                                -----------------
..What is the policy? ...............................................            5

..Who owns the policy? ..............................................            5

..How can you invest money in the policy? ...........................            5

..Is there a minimum amount you must invest? ........................            7

..How will the value of your investment in the policy
 change over time? .................................................            8

..What charges will we deduct from your investment in the policy? ...            9

..What charges will the Series Funds deduct from your investment in
 the policy? .......................................................           11

..What other charges could we impose in the future? .................           13

..How can you change your  policy's investment allocations? .........           14

..How can you access your investment in the policy? .................           15

..How much will we pay when the last insured person dies? ...........           16

..How can you change your policy's insurance coverage? ..............           17

..Can you cancel your policy after it's issued? .....................           18

..Can you choose the form in which we pay out policy proceeds? ......           19

..To what extent can we vary the terms and conditions of our
 policies in particular cases? .....................................           19

..How will your policy be treated for income tax purposes? ..........           20

..How do you communicate with us? ...................................           20

WHAT IS THE POLICY?

  This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected. If the life insurance protection is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate you will be issued and not to the master group policy.

  While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

  Most of these options are subject to limits that are explained later in this prospectus.

WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

HOW CAN YOU INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $100.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
36. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating. We reserve the right to limit premium payments above the amount of cumulative Guaranteed Minimum Death Benefit Premiums (whether or not the guaranteed minimum death benefit feature described on page 7 is in effect).

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

IS THERE A MINIMUM AMOUNT YOU MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed minimum death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case,
                   ---
if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

  This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option A (see "How much will we pay when the last insured person dies?" on page 16). The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "How much will we pay when the last insured person dies?" on page 16), and

     . on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all

       Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

  The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium") is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

  No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will we pay when the last insured person dies?" on page 16).

  If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

  The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How
                 ---
much will we pay when the last insured person dies?" on page 16).

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

HOW WILL THE VALUE OF YOUR INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 32.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in the fixed investment option will not be subject to the mortality and expense risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 34.

WHAT CHARGES WILL WE DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
   ------------------
   expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
   --------------
   burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium processing charge - A charge to help defray our administrative
   -------------------------
   costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%

 . Sales charge - A charge to help defray our sales costs. The charge for
   ------------
   premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

 . Optional benefits charge - A charge imposed for certain optional
   ------------------------
   insurance benefits added to the policy by means of a rider.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
   --------------
   This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

 . Administrative charge - A monthly charge to help defray our
   ---------------------
   administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

 . Insurance charge - A monthly charge for the cost of insurance. To
   ----------------
   determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                 -------
   rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

 . Extra mortality charge - A monthly charge specified in your policy for
   ----------------------
   additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

 . M &E charge - A daily charge for mortality and expense risks we assume.
   -----------
   This charge is deducted from the variable investment options. It does not apply to the fixed investment option. We guarantee that this charge will never exceed an effective annual rate of .90%. The effective annual rate will vary depending upon the Total Sum Insured at issue. The current charge levels are as follows: .625% for a Total Sum Insured of at least $500,000 but less than $5 million, .575% for a Total Sum Insured of at least $5 million but less than $15 million, and .525% for a Total Sum Insured of $15 million or more.

 . Guaranteed minimum death benefit charge - A monthly charge beginning in the
   ---------------------------------------
   eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1993, this charge is not yet applicable to any policy at the current rate.

 . Policy split option rider charge - A monthly charge if this rider is elected
   --------------------------------
   at the time of application for the policy. The charge is 3c per $1,000 of current Total Sum Insured.

 . Optional benefits charge - Monthly charges for certain other optional
   ------------------------
   insurance benefits added to the policy by means of a rider. We currently offer a number of such optional riders, such as the accidental death benefit rider.

 . Partial withdrawal charge - A charge for each partial withdrawal of account
   -------------------------
   value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

WHAT CHARGES WILL THE SERIES FUNDS DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

   The funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will
earn on any variable investment options you select.   We may also receive
payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is disclosed below.

   The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2001, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                                                                                    --------------
                                                                                                      Total Fund      Total Fund
                                                     Investment  Distribution and  Other Operating    Operating        Operating
                                                     Management      Service        Expenses With    Expenses With  Expenses Absent
Fund Name                                                Fee       (12b-1) Fees     Reimbursement    Reimbursement   Reimbursement
---------                                            ----------  ----------------  ---------------  --------------  -------------
JOHN HANCOCK VARIABLE SERIES TRUST I (NOTE 1):
Equity Index ......................................     0.13%           N/A              0.07%           0.20%           0.20%
Large Cap Value ...................................     0.75%           N/A              0.08%           0.83%           0.83%
Large Cap Value CORE(SM) ..........................     0.75%           N/A              0.10%           0.85%           0.88%
Large Cap Growth ..................................     0.38%           N/A              0.03%           0.41%           0.41%
Large Cap Aggressive Growth .......................     0.87%           N/A              0.10%           0.97%           1.06%
Growth & Income ...................................     0.67%           N/A              0.05%           0.72%           0.72%
Fundamental Value * ...............................     0.89%           N/A              0.10%           0.99%           1.20%
Multi Cap Growth* .................................     0.93%           N/A              0.10%           1.03%           1.03%
Fundamental Growth ................................     0.90%           N/A              0.10%           1.00%           1.19%
Small/Mid Cap CORE(SM) ............................     0.80%           N/A              0.10%           0.90%           1.15%
Small/Mid Cap Growth ..............................     0.97%           N/A              0.10%           1.07%           1.07%
Small Cap Equity ..................................     0.90%           N/A              0.10%           1.00%           1.02%
Small Cap Value ...................................     0.95%           N/A              0.10%           1.05%           1.08%
Small Cap Growth ..................................     1.05%           N/A              0.10%           1.15%           1.17%
                                                                                                    --------------

                                                                                                   Total Fund      Total Fund
                                                   Investment  Distribution and  Other Operating    Operating       Operating
                                                   Management       Service      Expenses With    Expenses With  Expenses Absent
Fund Name                                            Fee         (12b-1) Fees    Reimbursement    Reimbursement   Reimbursement
---------                                          ----------  ----------------  ---------------  -------------  ---------------
International Equity Index.................          0.17%           N/A              0.10%           0.27%          0.40%
International Opportunities................          1.14%           N/A              0.10%           1.24%          1.39%
Emerging Markets Equity....................          1.52%           N/A              0.10%           1.62%          4.24%
Real Estate Equity.........................          1.00%           N/A              0.07%           1.07%          1.07%
Health Sciences............................          1.00%           N/A              0.10%           1.10%          1.19%
Managed ...................................          0.67%           N/A              0.06%           0.73%          0.73%
Global Balanced............................          1.05%           N/A              0.10%           1.15%          1.36%
Short-Term Bond............................          0.60%           N/A              0.08%           0.68%          0.68%
Bond Index.................................          0.15%           N/A              0.09%           0.24%          0.24%
Active Bond................................          0.62%           N/A              0.05%           0.67%          0.67%
High Yield Bond............................          0.80%           N/A              0.10%           0.90%          1.00%
Global Bond................................          0.85%           N/A              0.10%           0.95%          0.95%
Money Market...............................          0.25%           N/A              0.07%           0.32%          0.32%

JOHN HANCOCK DECLARATION TRUST
   (NOTE 2):
V.A. Relative Value........................          0.60%           N/A              0.14%           0.74%          0.74%
V.A. Financial Industries..................          0.80%           N/A              0.09%           0.89%          0.89%
V.A. Strategic Income......................          0.60%           N/A              0.10%           0.70%          0.70%

AIM VARIABLE INSURANCE FUNDS -
   SERIES I SHARES:
AIM V.I. Premier Equity Fund* *............          0.60%           N/A              0.25%           0.85%          0.85%

AIM VARIABLE INSURANCE FUNDS -
   SERIES II SHARES:
AIM V.I. Capital Development Fund..........          0.75%          0.25%             0.41%           1.41%          1.41%

VARIABLE INSURANCE PRODUCTS FUND
   - SERVICE CLASS (NOTE 3):
Fidelity VIP Growth........................          0.58%          0.10%             0.10%           0.78%          0.78%
Fidelity VIP Overseas......................          0.73%          0.10%             0.20%           1.03%          1.03%

VARIABLE INSURANCE PRODUCTS FUND
   II - SERVICE CLASS (NOTE 3):
Fidelity VIP Contrafund(R).................          0.58%          0.10%             0.10%           0.78%          0.78%

MFS VARIABLE INSURANCE TRUST -
   INITIAL CLASS SHARES (NOTE 4):
MFS Investors Growth Stock.................          0.75%           N/A              0.17%           0.92%          0.92%
MFS Research...............................          0.75%           N/A              0.15%           0.90%          0.90%
MFS New Discovery..........................          0.90%           N/A              0.16%           1.06%          1.09%

JANUS ASPEN SERIES - SERVICE SHARES
   CLASS (NOTE 5):
Janus Aspen Worldwide Growth...............          0.65%          0.25%             0.04%           0.94%          0.94%
Janus Aspen Global Technology..............          0.65%          0.25%             0.05%           0.95%          0.95%
                                                                                                  -------------


NOTES TO FUND EXPENSE TABLE

  (1) Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). Percentages shown for the Large Cap Value and Small Cap Value funds are calculated as if the current management fee schedules, which apply to these funds effective May 1, 2001, were in effect for all of 2001. Percentages shown for the Multi Cap Growth, Small/Mid Cap Growth, Small Cap Growth, International Opportunities, Emerging Markets, Short-Term Bond and High Yield Bond funds are calculated as if the current management fee schedules, which apply to these funds effective October 1, 2001, were in effect for all of 2001. Percentages shown for the Health Sciences Fund are annualized. "CORE(SM)" is a service mark of Goldman, Sachs & Co.

    * Fundamental Value was formerly "Large/Mid Cap Value" and Multi Cap Growth was formerly "Mid Cap Growth."

   (2) Percentages shown for John Hancock Declaration Trust funds reflect the investment management fees currently payable and other fund expenses allocated in 2001. John Hancock Advisers, LLC has agreed to limit temporarily other expenses of each fund to 0.25% of the fund's average daily assets, at least until April 30, 2003.

   * * AIM V.I. Premier Equity Fund was formerly "AIM V.I. Value Fund."

   (3) Actual annual class operating expenses were lower for each of the Fidelity VIP funds shown because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expense. In addition, through rearrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

   (4) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, "Total Fund Operating Expenses with Reimbursement" would equal 0.90% for MFS Investors Growth Stock, 0.89% for MFS Research and 1.05% for MFS New Discovery. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed, subject to reimbursement, to bear expenses for the MFS New Discovery Fund, such that the fund's "Other Expenses" (after taking into account the expense offset arrangement described above) does not exceed 0.15% annually. This contractual fee arrangement will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the fund.

   (5) Percentages shown for the Janus Aspen funds are based upon expenses for the year ended December 31, 2001. Expenses are shown without the effect of any expense offset arrangement.

WHAT OTHER CHARGES COULD WE IMPOSE IN THE FUTURE?

   Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

   We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

   Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

HOW CAN YOU CHANGE YOUR POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

   At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

   You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

   Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, we reserve the right to impose limits on the number and frequency of transfers into and out of the variable investment options. Transfers out of the dollar cost averaging program would not be counted toward any such limit.

   Transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once in each policy year.

 . Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

 . The most you can transfer at any one time is the greater of (i) $500, or
   (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

   We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option.

Dollar cost averaging

   This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

HOW CAN YOU ACCESS YOUR INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target premium. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 10). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $500,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "How much will we pay when the last insured person dies?" on page 16 and under the guaranteed death benefit feature (see page 7). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 7. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

  You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page 7). The maximum amount you can borrow is 90% of your account value, less any existing indebtedness.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 5% in the first 20 policy years and 4.5% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. Policy loans may result in adverse tax consequences under certain circumstances (see "Tax Considerations" on page 36).

HOW MUCH WILL WE PAY WHEN THE LAST INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 31.

  When the last of the two insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B -The death benefit will equal the greater of (1) the Total
       Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

  If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

     . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     . We will then subtract your Total Sum Insured.

  Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke that election at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. For policies of this type, we will apply the "cash value accumulation test" as described in Federal tax law. Under the cash value accumulation test, we compute the minimum insurance amount on each monthly deduction date by multiplying the account value on that date by the death benefit factor applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases for each year the policy remains in effect. A table showing the factor for each policy year will appear in the policy.

Policy split option

  At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

HOW CAN YOU CHANGE YOUR POLICY'S INSURANCE COVERAGE?

Increase in coverage

  The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 33.

Decrease in coverage

  The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured at any time, but only if:

     . the remaining Total Sum Insured will be at least $500,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 33.

Change of death benefit option

  Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

Tax consequences

  Please read "Tax considerations" starting on page 36 to learn about possible tax consequences of changing your insurance coverage under the policy.

CAN YOU CANCEL YOUR POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 2, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

CAN YOU CHOOSE THE FORM IN WHICH WE PAY OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

TO WHAT EXTENT CAN WE VARY THE TERMS AND CONDITIONS OF OUR POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 35. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

HOW WILL YOUR POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 36.

HOW DO YOU COMMUNICATE WITH US?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     . surrenders or partial withdrawals

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

  The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone Transactions" below):

     . loans

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

  You should mail or express all written requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of an insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured persons. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to all policies like yours or with respect to any class of such policies.

                 ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES,
                   SURRENDER VALUES AND ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for specified issue ages, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After the deduction of average fees and expenses at the Series Fund level (as described below) the corresponding net annual rates of return would be -0.88%, 5.07% and 11.02%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for a male insured person who is 55 years old and a preferred underwriting risk when the policy is issued and for a female insured person who is 50 years old and a preferred underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that (i) the guaranteed minimum death benefit has not been elected beyond the tenth policy year, (ii) no Additional Sum Insured or optional rider benefits have been elected, (iii) no loans or withdrawals are made, (iv) no increases or decreases in coverage are requested, and (v) no change in the death benefit option is requested.

  With respect to fees and expenses deducted from Series Fund assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .77%, and (2) an assumed average asset charge for all other Series Fund operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds of the Series Funds. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Series Fund operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 11. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed. Without those arrangements, the assumed average asset charge for all other operating expenses shown above would be higher. This would result in lower values than those shown in the following tables.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured persons' issue ages, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES

                                    Death Benefit                Surrender Value
                             ---------------------------  -----------------------------
                                Assuming hypothetical         Assuming hypothetical
End of    Planned Premiums     gross annual return of        gross annual return of
Policy     accumulated at    ---------------------------  -----------------------------
 Year    5% annual interest     0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -----------
   1            8,564        500,000  500,000    500,000    4,289    4,573       4,857
   2           17,556        500,000  500,000    500,000   10,113   11,019      11,958
   3           26,998        500,000  500,000    500,000   15,040   16,915      18,935
   4           36,912        500,000  500,000    500,000   20,413   23,618      27,206
   5           47,322        500,000  500,000    500,000   25,702   30,615      36,330
   6           58,252        500,000  500,000    500,000   31,972   39,026      47,544
   7           69,728        500,000  500,000    500,000   38,144   47,803      59,913
   8           81,779        500,000  500,000    500,000   44,215   56,960      73,550
   9           94,432        500,000  500,000    500,000   50,185   66,511      88,586
  10          107,717        500,000  500,000    500,000   56,052   76,470     105,162
  11          121,667        500,000  500,000    500,000   62,459   87,533     124,150
  12          136,314        500,000  500,000    500,000   68,744   99,059     145,077
  13          151,694        500,000  500,000    500,000   74,901  111,064     168,138
  14          167,843        500,000  500,000    500,000   80,921  123,557     193,550
  15          184,799        500,000  500,000    500,000   86,794  136,553     221,551
  16          202,603        500,000  500,000    500,000   92,505  150,061     252,407
  17          221,297        500,000  500,000    532,648   98,040  164,091     286,391
  18          240,926        500,000  500,000    583,247  103,375  178,653     323,780
  19          261,536        500,000  500,000    637,153  108,488  193,753     364,897
  20          283,177        500,000  500,000    694,678  113,348  209,400     410,085
  25          408,735        500,000  500,000  1,053,085  133,921  297,856     713,127
  30          568,983        500,000  534,722  1,576,445  141,490  403,825   1,190,539
  35          773,504        500,000  642,785  2,354,983  123,520  526,757   1,929,888

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ---------------------------  ----------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ----------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  ----------
   1            8,564        504,289  504,573    504,857    4,289    4,573       4,857
   2           17,556        509,705  510,610    511,550   10,112   11,018      11,958
   3           26,998        515,038  516,913    518,932   15,038   16,913      18,932
   4           36,912        520,409  523,614    527,202   20,409   23,614      27,202
   5           47,322        525,698  530,609    536,322   25,698   30,609      36,322
   6           58,252        531,965  539,016    547,533   31,965   39,016      47,533
   7           69,728        538,133  547,789    559,894   38,133   47,789      59,894
   8           81,779        544,200  556,939    573,522   44,200   56,939      73,522
   9           94,432        550,164  566,480    588,543   50,164   66,480      88,543
  10          107,717        556,021  576,425    605,097   56,021   76,425     105,097
  11          121,667        562,419  587,473    624,059   62,419   87,473     124,059
  12          136,314        568,690  598,975    644,946   68,690   98,975     144,946
  13          151,694        574,826  610,943    667,943   74,826  110,943     167,943
  14          167,843        580,813  623,380    693,254   80,813  123,380     193,254
  15          184,799        586,639  636,291    721,101   86,639  136,291     221,101
  16          202,603        592,283  649,675    751,722   92,283  149,675     251,722
  17          221,297        597,723  663,526    785,376   97,723  163,526     285,376
  18          240,926        602,929  677,829    822,339  102,929  177,829     322,340
  19          261,536        607,865  692,566    862,914  107,865  192,566     362,915
  20          283,177        612,486  707,704    907,421  112,486  207,704     407,421
  25          408,735        630,353  789,438  1,204,131  130,353  289,438     704,131
  30          568,983        630,355  871,962  1,667,448  130,355  371,962   1,167,448
  35          773,504        596,251  935,347  2,379,959   96,251  435,347   1,879,959

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES

                                    Death Benefit              Surrender Value
                             ---------------------------  ---------------------------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ---------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  ----------
   1            8,564        500,000  500,000    500,000   4,128    4,406       4,685
   2           17,556        500,000  500,000    500,000   9,755   10,636      11,553
   3           26,998        500,000  500,000    500,000  14,430   16,245      18,207
   4           36,912        500,000  500,000    500,000  19,486   22,576      26,044
   5           47,322        500,000  500,000    500,000  24,386   29,101      34,599
   6           58,252        500,000  500,000    500,000  30,181   36,920      45,081
   7           69,728        500,000  500,000    500,000  35,780   44,968      56,523
   8           81,779        500,000  500,000    500,000  41,169   53,239      69,005
   9           94,432        500,000  500,000    500,000  46,335   61,726      82,620
  10          107,717        500,000  500,000    500,000  51,258   70,418      97,468
  11          121,667        500,000  500,000    500,000  56,398   79,811     114,197
  12          136,314        500,000  500,000    500,000  61,239   89,400     132,444
  13          151,694        500,000  500,000    500,000  65,744   99,159     152,344
  14          167,843        500,000  500,000    500,000  69,869  109,056     174,051
  15          184,799        500,000  500,000    500,000  73,560  119,052     197,735
  16          202,603        500,000  500,000    500,000  76,759  129,106     223,601
  17          221,297        500,000  500,000    500,000  79,373  139,148     251,870
  18          240,926        500,000  500,000    509,413  81,377  149,172     282,793
  19          261,536        500,000  500,000    552,345  82,668  159,109     316,328
  20          283,177        500,000  500,000    597,308  83,150  168,900     352,605
  25          408,735        500,000  500,000    858,325  68,400  213,118     581,239
  30          568,983             **  500,000  1,193,667      **  235,461     901,463
  35          773,504             **  500,000  1,628,896      **  199,006   1,334,867


 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES

                                    Death Benefit             Surrender Value
                             ---------------------------  -------------------------
                                Assuming hypothetical      Assuming hypothetical
End of    Planned Premiums     gross annual return of      gross annual return of
Policy     accumulated at    ---------------------------  -------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%        12%
-------  ------------------  -------  -------  ---------  ------  -------  --------
   1            8,564        504,128  504,405    504,684   4,128    4,406     4,684
   2           17,556        509,346  510,227    511,144   9,754   10,635    11,552
   3           26,998        514,425  516,241    518,201  14,425   16,241    18,201
   4           36,912        519,475  522,564    526,030  19,475   22,564    26,030
   5           47,322        524,364  529,074    534,566  24,364   29,074    34,566
   6           58,252        530,140  536,868    545,016  30,140   36,868    45,016
   7           69,728        535,708  544,875    556,402  35,708   44,875    56,402
   8           81,779        541,053  553,083    568,795  41,053   53,083    68,795
   9           94,432        546,154  561,475    582,272  46,154   61,475    82,272
  10          107,717        550,990  570,031    596,912  50,990   70,031    96,912
  11          121,667        556,009  579,232    613,334  56,009   79,232   113,334
  12          136,314        560,689  588,553    631,133  60,689   88,553   131,133
  13          151,694        564,983  597,946    650,395  64,983   97,946   150,395
  14          167,843        568,834  607,346    671,195  68,834  107,346   171,195
  15          184,799        572,172  616,675    693,607  72,172  116,675   193,607
  16          202,603        574,925  625,845    717,704  74,925  125,845   217,704
  17          221,297        576,976  634,719    743,522  76,976  134,719   243,522
  18          240,926        578,293  643,238    771,184  78,293  143,238   271,184
  19          261,536        578,751  651,247    800,730  78,751  151,247   300,730
  20          283,177        578,239  658,591    832,212  78,239  158,591   332,212
  25          408,735        555,787  677,951  1,019,247  55,787  177,951   519,247
  30          568,983             **  635,285  1,244,891      **  135,285   744,891
  35          773,504             **       **  1,476,913      **       **   976,913

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 22.

CONTENTS OF THIS SECTION                                       BEGINNING ON PAGE
------------------------                                       -----------------
Description of JHVLICO........................................         29
How we support the policy and investment options..............         29
Procedures for issuance of a policy...........................         30
Basic Sum Insured vs. Additional Sum Insured..................         31
Commencement of investment performance........................         32
How we process certain policy transactions ...................         32
Effects of policy loans.......................................         34
Additional information about how certain policy charges work..         34
How we market the policies....................................         35
Tax considerations............................................         36
Reports that you will receive.................................         39
Voting privileges that you will have..........................         39
Changes that JHVLICO can make as to your policy ..............         39
Adjustments we make to death benefits.........................         40
When we pay policy proceeds...................................         40
Other details about exercising rights and paying benefits ....         41
Legal matters.................................................         41
Registration statement filed with the SEC.....................         41
Accounting and actuarial experts..............................         41
Financial statements of JHVLICO and the Account ..............         41
List of Directors and Executive Officers of JHVLICO ..........         42

DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2001, John Hancock's assets were approximately $81 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Series Funds. New subaccounts may be added as new funds are added to the Series Funds and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Series Funds.

  We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Total Sum Insured at issue of $500,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 31).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 .  The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

    In order to preserve a younger age at issue for one or both of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

    The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is issued to preserve an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

    If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

    Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

    As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

    The amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

    If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

    Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 36).

COMMENCEMENT OF INVESTMENT PERFORMANCE

    Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

    All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

    We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

    (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

    (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

    (3) We will process the portion of any premium payment for which we require evidence of an insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

    (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

    (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

    Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

    If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

    Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

    Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

    Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

    Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

    If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

    The following transactions take effect on the policy anniversary on or next following the date we approve the request:

 .  Additional Sum Insured increases

 . Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" on page 18)

    Total Sum Insured decreases and reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for decrease or reinstatement.

    We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

EFFECTS OF POLICY LOANS

    The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

    The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

    Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 36).

ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

    The sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 35.) Similarly, administrative expenses not fully recovered by the issue charge and the administrative charge may also be recovered from such other sources.

Effect of premium payment pattern

    You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 36.)

Monthly charges

    We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

    The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

    The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

HOW WE MARKET THE POLICIES

    Signator Investors, Inc.("Signator"), a subsidiary of John Hancock, acts as principal distributor of the policies sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. Signator's address is 200 Clarendon Street, John Hancock Place, Boston, Massachusetts 02117.

    You can purchase a policy through representatives of broker-dealers and certain financial institutions who have entered into selling agreements with Signator and us. We pay compensation to these broker-dealers for promoting, marketing and selling our products through their representatives who are authorized by applicable law to sell variable life insurance polices. In turn, the broker-dealers pay a portion of the compensation to these representatives, under their own arrangements. The most common schedule of gross commissions (inclusive of overrides and expense allowance payments paid to such broker-dealers and financial institutions) is as follows:

 . 87.75% of first year premiums paid up to the Target Premium plus 5.85% of any excess premium payments,
 . 5% of premiums paid in policy years 2 through 4 up to the Target premium plus 3% of any excess premium payments, and
 .  3% of all premium payments paid in policy years 5 through 10.

    In situations where the broker dealer provides some or all of the additional marketing services required, we may pay an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, we may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less policy loans in policy years 2 and thereafter. For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions.

    Signator also pays its branch office principals, who are also independent general agents of ours, for sales of the policies to Signator customers. In turn, the branch office principals pay a portion of their compensation to their assigned marketing representatives, under their own arrangments. The most common schedule of gross commission (inclusive of overrides and expense allowance payments paid to such branch office principals) is as follows:

 . 89% of the Target Premium paid in the first policy year, 10% of the Target Premium paid in each of policy years 2 through 4, and 3% of the Target Premium paid in each policy year thereafter,
 . 5.89% of any premium paid in the first policy year in excess of the Target Premium, and
 . 3% to 3.25% of any premium paid in any other policy year in excess of the Target Premium.

    Representatives who meet certain productivity and persistency standards may be eligible for additional compensation. From time to time, Signator, at its expense, may provide significant additional amounts to financial services firms which sell or arrange for the sale of the policies. Such amounts may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, and/or other events or activities sponsored by the financial services firms.

    We offer these contracts on a continuous basis, but Signator is not obligated to sell any particular amount of policies. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for the John Hancock Variable Series Trust I.

    We reimburse Signator for certain direct and indirect expenses actually incurred in connection with the marketing of these contracts. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

TAX CONSIDERATIONS

    This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

    We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code.

Other policy distributions

  Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

  Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

  The Treasury Department explained in its temporary regulations regarding diversification that such regulations " do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

  The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

  We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits), the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Series Funds, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of a Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to a Series Fund or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of either insured person, we will adjust the amount of any death benefit as described in the policy.

WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the death of the last surviving insured person, we will pay the proceeds as a single sum.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

  Ernst & Young LLP, independent auditors, have audited the consolidated financial statements and schedules of JHVLICO at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of the Account at December 31, 2001 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in this prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Paul J. Strong, F.S.A., MAAA, Vice President and Illustration Actuary of JHVLICO and Vice President of John Hancock.

FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:

Directors and Executive Officers      Principal Occupations
--------------------------------      ---------------------
David F. D'Alessandro .............   Chairman of the Board of JHVLICO; Chairman,
                                      President and Chief Executive Officer, John
                                      Hancock Life Insurance Company.
Michele G. Van Leer. ..............   Vice Chairman of the Board and President of
                                      JHVLICO; Senior Vice President, John Hancock
                                      Life Insurance Company.
Ronald J. Bocage...................   Director, Vice President and Counsel of JHVLICO;
                                      Vice President and Counsel, John Hancock Life
                                      Insurance Company.
Todd G. Engelsen...................   Director and Vice President of JHVLICO; Vice
                                      President, John Hancock Life Insurance Company
Bruce M. Jones.....................   Director and Vice President of JHVLICO; Senior
                                      Vice President, John Hancock Life Insurance
                                      Company.
Barbara L. Luddy...................   Director, Vice President and Actuary of JHVLICO;
                                      Senior Vice President, John Hancock Life
                                      Insurance Company.
Daniel L. Ouellette................   Director and Vice President of JHVLICO; Senior
                                      Vice President, John Hancock Life Insurance
                                      Company.
Robert R. Reitano..................   Director, Vice President and Chief Investment
                                      officer of JHVLICO; Senior Vice President and
                                      Chief Investment Strategist, John Hancock Life
                                      Insurance Company.
Paul Strong........................   Director and Vice President of JHVLICO; Vice
                                      President, John Hancock Life Insurance Company.
Roger G. Nastou....................   Vice President, Investments, of JHVLICO; Vice
                                      President, John Hancock Life Insurance Company
Julie H. Indge.....................   Treasurer of JHVLICO; Assistant Treasurer, John
                                      Hancock Life Insurance Company
Earl W. Baucom.....................   Controller of JHVLICO; Senior Vice President and
                                      Controller, John Hancock Life Insurance Company.
Peter Scavongelli..................   Secretary of JHVLICO; State Compliance Officer,
                                      John Hancock Life Insurance Company

  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Variable Life Insurance Company

  We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2001. Our audits also included the financial statement schedules. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

  As discussed in Note 1 to the consolidated financial statements, in 2001 the Company changed its method of accounting for derivatives.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 21, 2002

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                            DECEMBER 31

                                                         2001          2000
                                                    --------------  -----------
                                                          (IN MILLIONS)
ASSETS
Investments--Notes 3 and 4
Fixed maturities:
 Held-to-maturity--at amortized cost
  (fair value: 2001--$82.1; 2000--$686.8)........   $         83.7  $     715.4
 Available-for-sale--at fair value
  (cost: 2001--$2,391.9; 2000--$1,018.8).........          2,412.5      1,011.8
Equity securities:
 Available-for-sale--at fair value
  (cost: 2001--$12.1; 2000--$7.1)................             13.1          8.1
Mortgage loans on real estate....................            580.9        554.8
Real estate......................................             20.6         23.9
Policy loans.....................................            352.0        334.2
Short-term investments...........................               --         21.7
Other invested assets............................             39.6         34.8
                                                    --------------  -----------
  Total Investments..............................          3,502.4      2,704.7


Cash and cash equivalent.........................            115.4        277.3
Accrued investment income........................             60.8         52.1
Premiums and accounts receivable.................             12.5          7.0
Deferred policy acquisition costs................          1,060.8        994.1
Reinsurance recoverable--Note 6..................            110.4         48.4
Other assets.....................................            121.8         28.2
Separate accounts assets.........................          6,729.1      8,082.9
                                                    --------------  -----------
  Total Assets...................................   $     11,713.2  $  12,194.7
                                                    ==============  ===========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                           DECEMBER 31

                                                        2001          2000
                                                   --------------  -----------
                                                         (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
Future policy benefits...........................  $      3,335.4  $   2,754.2
Policyholders' funds.............................             3.0         14.2
Unearned revenue.................................           221.0        212.0
Unpaid claims and claim expense reserves.........            25.0         11.1
Dividends payable to policyholders...............             0.3          0.1
Income taxes--Note 5.............................           191.1         64.2
Other liabilities................................           242.7        250.4
Separate accounts liabilities....................         6,729.1      8,082.9
                                                   --------------  -----------
  Total Liabilities..............................        10,747.6     11,389.1
Shareholder's Equity--Note 8
Common stock, $50 par value; 50,000 shares
 authorized; 50,000 shares issued and
 outstanding.....................................             2.5          2.5
Additional paid in capital.......................           572.4        572.4
Retained earnings................................           377.8        232.9
Accumulated other comprehensive loss.............            12.9         (2.2)
                                                   --------------  -----------
  Total Shareholder's Equity.....................           965.6        805.6
                                                   --------------  -----------
  Total Liabilities and Shareholder's Equity.....  $     11,713.2  $  12,194.7
                                                   ==============  ===========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                        CONSOLIDATED STATEMENTS OF INCOME


                                                                                   YEAR ENDED DECEMBER 31
                                                                                   2001    2000    1999
                                                                                  ------  ------  -------
                                                                                      (IN MILLIONS)
REVENUES
Premiums ...................................................................     $ 60.1   $ 28.6    $  8.9
Universal life and investment-type product charges .........................      365.4    337.1     341.5
Net investment income--Note 3 ..............................................      227.0    213.4     174.6
Net realized investment and other gains (losses), net of related ...........
 amortization of deferred policy acquisition costs of $(1.5), $(3.8)
 and $(0.5), respectively--Notes 1, 3, and 9 ...............................       (9.0)   (10.6)     (4.8)
Other revenue ..............................................................       24.0      0.2       0.2
                                                                                 ------   ------    ------
Total revenues .............................................................      667.5    568.7     520.4
BENEFITS AND EXPENSES
Benefits to policyholders ..................................................      294.1    248.6     260.5
Other operating costs and expenses .........................................       76.2    116.8     117.5
Amortization of deferred policy acquisition costs, excluding amounts related to net realized investment and other gains (losses) of $(1.5),
 $(3.8) and $(0.5), respectively --Notes 1, 3 and 9 ........................       67.1     34.0      13.1
Dividends to policyholders .................................................       21.4     26.1      25.7
                                                                                 ------   ------    ------
Total benefits and expenses ................................................      458.8    425.5     416.8
                                                                                 ------   ------    ------
Income before income taxes and cumulative effect of accounting change ......      208.7    143.2     103.6
Income taxes--Note 5 .......................................................       62.2     43.8      35.2
                                                                                 ------   ------    ------
Income before cumulative effect of accounting change .......................      146.5     99.4      68.4
Cumulative effect of accounting change, net of tax .........................       (1.6)      --        --
                                                                                 ------   ------    ------
Net income .................................................................     $144.9   $ 99.4    $ 68.4
                                                                                 ======   ======    ======

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                            AND COMPREHENSIVE INCOME

                                                                                   ACCUMULATED
                                                            ADDITIONAL                OTHER         TOTAL        OUTSTANDING
                                                    COMMON   PAID IN    RETAINED  COMPREHENSIVE  SHAREHOLDER'S    SHARES (IN
                                                    STOCK    CAPITAL    EARNINGS     INCOME         EQUITY        THOUSANDS)
                                                    ------  ----------  --------  -------------  -------------  -------------
                                                                                 (IN MILLIONS)
BALANCE AT JANUARY 1, 1999 ......................    $2.5     $377.5     $ 65.1      $ 12.3         $457.4          50.0
Comprehensive income:
Net income ......................................                          68.4                       68.4
Other comprehensive income, net of tax:
 Net unrealized losses ..........................                                     (25.7)         (25.7)
                                                                                                    ------
Comprehensive income ............................                                                     42.7
Capital contribution ............................              194.9                                 194.9
                                                     ----     ------     ------      ------         ------          ----
BALANCE AT DECEMBER 31, 1999 ....................    $2.5     $572.4     $133.5      $(13.4)        $695.0          50.0
                                                     ====     ======     ======      ======         ======          ====

Comprehensive income:
Net income ......................................                          99.4                       99.4
Other comprehensive income, net of tax:
 Net unrealized gains ...........................                                      11.2           11.2
                                                                                                    ------
Comprehensive income ............................                                                    110.6
                                                     ----     ------     ------      ------         ------          ----
BALANCE AT DECEMBER 31, 2000 ....................    $2.5     $572.4     $232.9      $ (2.2)        $805.6          50.0
                                                     ====     ======     ======      ======         ======          ====

Comprehensive income:
 Net income .....................................                         144.9                      144.9
Other comprehensive income, net of tax:
 Net unrealized gains ...........................                                       7.9            7.9
                                                                                                    ------
Comprehensive income ............................                                                    152.8
Change in accounting principle ..................                                       7.2            7.2
                                                     ----     ------     ------      ------         ------          ----
BALANCE AT DECEMBER 31, 2001 ....................    $2.5     $572.4     $377.8      $ 12.9         $965.6          50.0
                                                     ====     ======     ======      ======         ======          ====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                   YEAR ENDED DECEMBER 31

                                                                  2001       2000       1999
                                                                ----------  --------  ----------
                                                                         (IN MILLIONS)
Cash flows from operating activities:
 Net income..................................................   $   144.9   $  99.4    $  68.4
  Adjustments to reconcile net income to net cash
   provided (used) by operating activities:
    Amortization of discount - fixed maturities..............        (0.4)     (1.9)       1.2
    Realized investment losses, net..........................         9.0      10.6        4.8
    Change in deferred policy acquisition costs..............       (74.1)   (141.5)    (126.5)
    Depreciation and amortization............................         0.3       1.9        0.6
    Increase in accrued investment income....................        (8.6)    (10.2)      (3.5)
    Decrease (increase) in premiums and accounts receivable..        (5.5)      0.3       (2.4)
    (Increase) decrease in other assets and other
     liabilities, net........................................      (159.2)     70.7      (58.2)
    Increase (decrease) in policy liabilities and accruals,
     net.....................................................       289.1    (401.1)    (377.6)
    Increase in income taxes.................................       118.7      22.5       33.8
                                                                ---------   -------    -------
    Net cash provided (used) by operating activities.........       314.2    (349.3)    (459.4)
Cash flows from investing activities:
 Sales of:
  Fixed maturities available-for-sale........................       184.6     194.6      204.3
  Equity securities available-for-sale.......................         6.0       1.0        0.6
  Real estate................................................         3.3       0.2       17.9
  Short-term investments and other invested assets...........          --       1.3        1.5
 Maturities, prepayments and scheduled redemptions of:
  Fixed maturities held-to-maturity..........................         4.5      79.9       75.8
  Fixed maturities available-for-sale........................       180.4      91.5       53.6
  Short-term investments and other invested assets...........        46.5      10.1         --
  Mortgage loans on real estate..............................        66.4      85.6       35.8
 Purchases of:
  Fixed maturities held-to-maturity..........................        (5.1)   (127.2)     (98.8)
  Fixed maturities available-for-sale........................    (1,112.3)   (424.7)    (250.9)
  Equity securities available-for-sale.......................        (6.1)     (0.6)      (4.0)
  Real estate................................................        (0.6)     (0.4)      (2.2)
  Short-term investments and other invested assets...........       (39.6)    (38.8)     (14.6)
  Mortgage loans on real estate issued.......................       (85.0)   (100.5)     (90.3)
  Other, net.................................................       (25.6)    (41.5)     (30.6)
                                                                ---------   -------    -------
   Net cash used in investing activities.....................      (782.6)   (269.5)    (101.9)

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                      YEAR ENDED DECEMBER 31

                                                                  2001         2000          1999
                                                                ---------  -------------  -----------
                                                                           (IN MILLIONS)
Cash flows from financing activities:
 Capital contribution from parent company.................            --           --      $  194.9
 Universal life and investment-type contract deposits.....      $1,220.7     $1,067.2       1,026.3
 Universal life and investment-type contract maturities
  and withdrawals.........................................        (914.2)      (430.7)       (380.7)
 Repayment of long term debt..............................            --           --         (61.9)
                                                                --------     --------      --------
 Net cash provided by financing activities................         306.5        636.5         778.6
                                                                --------     --------      --------
 Net (decrease) increase in cash and cash equivalents.....        (161.9)        17.7         217.3
Cash and cash equivalents at beginning of year............         277.3        259.6          42.3
                                                                --------     --------      --------
Cash and cash equivalents at end of year..................      $  115.4     $  277.3      $  259.6
                                                                ========     ========      ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Business

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

 Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

  The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

  Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling interest, but has significant influence, are recorded using the equity method of accounting and included in other invested assets.

  Certain prior year amounts have been reclassified to conform to the current year presentation.

 Reorganization and Initial Public Offering

  Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102.0 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Investments

    The Company classifies its debt and equity investment securities into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs and applicable taxes. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

    For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

    Equity securities include common stock and non-redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities which the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity, as described above for fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

    Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or on the collateral value of the loan if the loan is collateral dependent. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is collateral value. Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

    Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

    Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any changes to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of.

    Policy loans are carried at unpaid principal balances, which approximate fair value.

    Short-term investments are carried at amortized cost, which approximates fair value.

    Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs.

 Derivative Financial Instruments

    The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities. All derivatives instruments are carried on the consolidated balance sheets at fair value.

    In certain cases, the Company uses hedge accounting as allowed by Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, the change in fair value of the derivative instrument as well as the offsetting change in fair value of the hedged item are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses). For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. Hedge effectiveness is assessed quarterly by a variety of techniques including regression analysis and cumulative dollar offset. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item. If a hedge becomes ineffective, the hedge accounting described above ceases.

    In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the useful life of the derivative instrument. The fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

 Cash and Cash Equivalents

    Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

 Deferred Policy Acquisition Costs

    Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment results, and mortality and expense margins. The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised. For non-participating term life insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Amortization of deferred policy acquisition costs was $68.6 million, $37.8 million and $13.6 million in 2001, 2000 and 1999, respectively.

    Amortization of deferred policy acquisition costs is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of deferred policy acquisition costs; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the deferred policy acquisition cost asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

    Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of deferred policy acquisition costs as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains and (losses), management believes that presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

 Reinsurance

    The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

    Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Separate Accounts

    Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject in some cases to minimum guaranteed rates. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

 Future Policy Benefits and Policyholders' Funds

    Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.0%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

    For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 7.5% to 8.0% for life insurance liabilities, and from 3.5% to 10.3% for individual annuity liabilities.

    Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 9.0% for universal life products.

    Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual life claims and estimates of incurred but not reported claims based on historical claims development patterns.

    Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

 Participating Insurance

     Participating business represents approximately 7.6% and 16.3% of the Company's life insurance in-force at December 31, 2001 and 2000, respectively.

     The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 Revenue Recognition

     Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

     Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

 Federal Income Taxes

     The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

 Foreign Currency Translation

     Gains or losses on foreign currency transactions are reflected in earnings.

 Cumulative Effect of Accounting Changes

     On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities". The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $1.6 million (net of tax of $0.4 million) as of January 1, 2001. In addition, as of January 1, 2001, a $7.2 million (net of tax of $3.9 million) cumulative effect of accounting change was recorded in other comprehensive income including (1) the transition adjustment in the adoption of SFAS 133, as amended, an increase of $0.8 million (net of tax of $0.4 million), and (2) the reclassification of $603.1 million in securities from the held-to-maturity category to the available-for-sale category, an increase of $6.4 million (net of tax of $3.4 million).

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Recent Accounting Pronouncements

     In September 2001, the FASB's Emerging Issues Task Force reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's results of operations or financial position.

     In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 is effective for business combinations initiated after June 30, 2001.The adoption of SFAS No. 141 did not have a material effect on the Company's results of operations or financial position.

     In June 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 will be effective January 1, 2002. The Company has no goodwill, or other purchased intangibles subject to SFAS No. 142 and, therefore, the Company does not expect the impact of SFAS No. 142 to have any impact on its results of operations or financial position.

     In January, 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets". Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's results of operations or financial position.

     In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's results of operations or financial position.

  In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin 101 (SAB 101), "Revenue Recognition in Financial Statements." SAB 101 clarifies the SEC staff's views on applying generally accepted accounting principles to revenue recognition in financial statements.
 In March 2000, the SEC issued an amendment, SAB 101A, which deferred the effective date of SAB 101. In June 2000, the SEC issued a second amendment, SAB 101B, which deferred the effective date of SAB 101 to no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. The Company adopted SAB 101 in the fourth quarter of fiscal 2000. The adoption of SAB 101 did not have a material impact on the Company's results of operations or financial position.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Codification

     In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and its domestic life insurance subsidiary uses to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiary have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. The implementation of Codification increased the Company's statutory-basis capital and surplus and, the Company remains in compliance with all regulatory and contractual obligations.

NOTE 2. RELATED PARTY TRANSACTIONS

     John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in deferred acquisition costs on the Company's balance sheets, net investment income and other operating costs and expenses within the Company's income statements. John Hancock charged the Company a service fee of $159.9 million, $170.6 million and $199.3 million for the year ended December 31, 2001, 2000 and 1999, respectively. As of December 31, 2001 and 2000, respectively, the Company owed John Hancock $17.9 million and $56.9 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

     In 2001 the Company sold $200 million of corporate owned life insurance
(COLI) to its Parent to provide insurance coverage on key management employees of the Parent. The death benefit on this COLI product would cover the cost of replacing these employees, including recruiting, training, and development.

     The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2001 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $11.8 million, $24.2 million, and $44.5 million of cash for tax, commission, and expense allowances. This agreement decreased the Company's net gain from operations by $1.7 million and $0.9 million in 2001 and 2000, respectively, and increased the Company's net gain from operations by $20.6 million in 1999.

     The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $107.5 million and $102.2 million as of December 31, 2001 and 2000, respectively. This agreement had no impact on the Company's net gain from operations.

     Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.4 million, $1.0 million and $0.8 million from the Company in 2001, 2000 and 1999, respectively. This agreement decreased the Company's net gain from operations by $0.8 million, $1.1 million and $0.5 million in 2001, 2000 and 1999, respectively.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 2. RELATED PARTY TRANSACTIONS (CONTINUED)

     At December 31, 2001, the Company had a $250.0 million line of credit with an affiliate, John Hancock Financial Services, Inc. At December 31, 2000, the Company had a $250.0 million line of credit with affiliate, John Hancock Capital Corp. At December 31, 2001 and 2000, the Company had no outstanding borrowings under these agreements.

     John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were credits of $10.4 million, $16.0 million and $17.5 million in 2001, 2000 and 1999, respectively. The pension plan prepaid expense allocated to the Company amounted to $64.3 million and $55.6 million in 2001 and 2000, respectively. Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions."

NOTE 3. INVESTMENTS

     The following information summarizes the components of net investment income and net realized investment and other gains (losses), net:

                                                                                     YEAR ENDED DECEMBER 31,
                                                                                 2001         2000           1999
                                                                               -------       -------       -------
                                                                                         (IN MILLIONS)
NET INVESTMENT INCOME
  Fixed maturities ...................................................         $160.1        $138.5        $127.1
  Equity securities ..................................................            0.3           0.2            --
  Mortgage loans on real estate ......................................           42.3          44.3          39.7
  Real estate ........................................................            2.3           4.1           3.6
  Policy loans .......................................................           21.1          17.1          13.7
  Short-term investments .............................................            6.3          19.4           4.5
  Other ..............................................................            3.3           1.1          (2.0)
                                                                               ------        ------        ------
  Gross investment income ............................................          235.7         224.7         186.6
   Less investment expenses ..........................................            8.7          11.3          12.0
                                                                               ------        ------        ------
    Net investment income ............................................         $227.0        $213.4        $174.6
                                                                               ======        ======        ======
NET REALIZED INVESTMENT AND OTHER GAINS (LOSSES), NET OF
 RELATED AMORTIZATION OF DEFERRED POLICY ACQUISITION COSTS
  Fixed maturities ...................................................         $(25.1)       $(16.0)       $ (5.9)
  Equity securities ..................................................            3.8           0.8            --
  Mortgage loans on real estate and real estate ......................           (1.2)         (2.3)          0.9
  Derivatives and other invested assets ..............................           12.0           3.1          (0.3)
  Amortization adjustment for deferred policy acquisition costs ......            1.5           3.8           0.5
                                                                               ------        ------        ------
  Net realized investment and other losses, net of related
   amortization of deferred policy acquisition costs .................         $ (9.0)       $(10.6)       $ (4.8)
                                                                               ======        ======        ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Gross gains of $6.5 million, $1.5 million, and $0.5 million and gross losses of $3.3 million, $6.0 million, and $5.3 million in 2001, 2000 and 1999, respectively, were realized on the sale of available-for-sale securities.

  The Company's investments in held-to-maturity securities and securities are summarized below:

                                                            GROSS       GROSS
                                               AMORTIZED  UNREALIZED  UNREALIZED
                                                 COST       GAINS       LOSSES     FAIR VALUE
                                               ---------  ----------  ----------  ------------
                                                               (IN MILLIONS)
DECEMBER 31, 2001
HELD-TO-MATURITY:
Corporate securities .......................   $   65.0     $  --       $ 0.8       $   64.2
Mortgage-backed securities .................       18.7       0.2         1.0           17.9
                                               --------     -----       -----       --------
 Total .....................................   $   83.7     $ 0.2       $ 1.8       $   82.1
                                               ========     =====       =====       ========
AVAILABLE-FOR-SALE:
Corporate securities .......................   $1,867.5     $67.5       $44.2       $1,890.8
Mortgage-backed securities .................      296.7       6.3         4.7          298.3
Obligations of states and political
 subdivisions ..............................        0.9        --          --            0.9
Debt securities issued by foreign
 governments ...............................        7.2       0.5          --            7.7
U.S. Treasury securities and obligations
 of U.S. government corporations and
 agencies...................................      219.6       1.1         5.9          214.8
                                               --------     -----       -----       --------
Total fixed maturities .....................    2,391.9      75.4        54.8        2,412.5
Equity securities ..........................       12.1       1.5         0.5           13.1
                                               --------     -----       -----       --------
 Total .....................................   $2,404.0     $76.9       $55.3       $2,425.6
                                               ========     =====       =====       ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The amortized cost and fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below:

                                                            GROSS       GROSS
                                               AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                                 COST       GAINS       LOSSES      VALUE
                                               ---------  ----------  ----------  ----------
                                                              (IN MILLIONS)
DECEMBER 31, 2000
HELD-TO-MATURITY:
Corporate securities ......................    $  684.2     $23.4       $51.0      $  656.6
Mortgage-backed securities ................        29.3       0.2         1.2          28.3
Obligations of states and political
 subdivisions .............................         1.9        --          --           1.9
                                               --------     -----       -----      --------
Total .....................................    $  715.4     $23.6       $52.2      $  686.8
                                               ========     =====       =====      ========
AVAILABLE-FOR-SALE:
Corporate securities ......................    $  751.6     $20.6       $27.8      $  744.4
Mortgage-backed securities ................       239.1       3.6         3.7         239.0
Obligations of states and political
 subdivisions .............................         0.9        --          --           0.9
Debt securities issued by foreign
  governments .............................        11.1       0.3         0.6          10.8
U.S. Treasury securities and obligations
 of U.S. government corporations and
 agencies .................................        16.1       0.7         0.1          16.7
                                               --------     -----       -----      --------
Total fixed maturities ....................     1,018.8      25.2        32.2       1,011.8
Equity securities .........................         7.1       2.8         1.8           8.1
                                               --------     -----       -----      --------
   Total ..................................    $1,025.9     $28.0       $34.0      $1,019.9
                                               ========     =====       =====      ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The amortized cost and fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below:

                                                          AMORTIZED     FAIR
                                                            COST        VALUE

                                                             (IN MILLIONS)
                                                          -------------------
HELD-TO-MATURITY:
Due in one year or less ...............................   $     --    $     --
Due after one year through five years .................        3.0         3.0
Due after five years through ten years ................        8.6         8.6
Due after ten years ...................................       53.4        52.6
                                                          --------    --------
                                                              65.0        64.2
Mortgage-backed securities ............................       18.7        17.9
                                                          --------    --------
Total .................................................   $   83.7    $   82.1
                                                          ========    ========
AVAILABLE-FOR-SALE:
Due in one year or less ...............................   $   97.5    $   99.5
Due after one year through five years .................      772.0       794.2
Due after five years through ten years ................      935.2       929.4
Due after ten years ...................................      290.5       291.1
                                                          --------    --------
                                                           2,095.2     2,114.2
Mortgage-backed securities ............................      296.7       298.3
                                                          --------    --------
Total .................................................   $2,391.9    $2,412.5
                                                          ========    ========

  Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

  The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2001 and 2000, $300.0 million and $1.4 million, respectively, of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

  Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                              BALANCE AT                          BALANCE AT
                                              BEGINNING                             END OF
                                               OF YEAR    ADDITIONS  DEDUCTIONS      YEAR
                                              ----------  ---------  ----------  ------------
                                                              (IN MILLIONS)
Year ended December 31, 2001
 Mortgage loans on real estate ............      $5.0       $1.7        $1.2         $5.5
 Real estate to be disposed of ............       0.7        0.1          --          0.8
                                                 ----       ----        ----         ----
 Total ....................................      $5.7       $1.8        $1.2         $6.3
                                                 ====       ====        ====         ====
Year ended December 31, 2000
 Mortgage loans on real estate ............      $3.8       $1.2        $ --         $5.0
 Real estate to be disposed of ............        --        0.7          --          0.7
                                                 ----       ----        ----         ----
 Total ....................................      $3.8       $1.9        $ --         $5.7
                                                 ====       ====        ====         ====
Year ended December 31, 1999
 Mortgage loans on real estate ............      $3.7       $0.4        $0.3         $3.8
 Real estate to be disposed of ............       0.7         --         0.7           --
                                                 ----       ----        ----         ----
 Total ....................................      $4.4       $0.4        $1.0         $3.8
                                                 ====       ====        ====         ====

At December 31, 2001 and 2000 the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                 DECEMBER 31

                                                                2001     2000
                                                               ------   ------
                                                               (IN MILLIONS)

Impaired mortgage loans on real estate with provision for
 losses ....................................................   $ 2.4    $ 4.2
Provision for losses .......................................    (1.2)    (1.2)
                                                               -----    -----
Net impaired mortgage loans on real estate .................   $ 1.2    $ 3.0
                                                               =====    =====

  The average investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                      YEAR ENDED DECEMBER 31

                                                     2001     2000      1999
                                                    ------  -------   --------
                                                          (IN MILLIONS)

Average recorded investment in impaired loans ....   $3.3     $2.1       $--
Interest income recognized on impaired loans .....    0.5      0.3        --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 3. INVESTMENTS  (CONTINUED)

  The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

  There were no restructured commercial mortgage loans at December 31, 2001. Such loans aggregated $3.4 million as of December 31, 2000. The expected gross interest income that would have been recorded in 2000 had the loans been current in accordance with the original loan agreements was $0.34 million, and the actual interest income recorded was $0.27 million.

  At December 31, 2001, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:

                          CARRYING           GEOGRAPHIC            CARRYING
    PROPERTY TYPE          AMOUNT           CONCENTRATION           AMOUNT
----------------------  -------------  -----------------------  ---------------
                        (IN MILLIONS)                            (IN MILLIONS)
Apartments............     $115.1      East North Central.....      $ 63.6
Hotels................       24.8      East South Central.....        25.8
Industrial............       72.1      Middle Atlantic........        50.6
Office buildings......      146.4      Mountain...............        35.5
Retail................       35.5      New England............        55.1
Mixed Use.............        5.0      Pacific................       111.3
Agricultural..........      168.9      South Atlantic.........       152.9
Other.................       18.6      West North Central.....        20.6
                                       West South Central.....        67.7
                                       Canada/Other...........         3.3
Allowance for losses..       (5.5)     Allowance for losses...        (5.5)
                           ------                                   ------
Total.................     $580.9      Total..................      $580.9
                           ======                                   ======

  Bonds with amortized cost of $24.7 million were non-income producing for year ended December 31, 2001.

  Depreciation expense on investment real estate was $0.3 million in 2001 and $0.6 million in 2000 and 1999. Accumulated depreciation was $2.8 million, and $2.5 million at December 31, 2001, and 2000, respectively.

NOTE 4.  DERIVATIVES AND HEDGING INSTRUMENTS

  The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

  The fair value of derivative instruments classified as assets at December 31, 2001 was $16.7 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2001 was $12.0 million and appears on the consolidated balance sheet in other liabilities.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 4. DERIVATIVES AND HEDGING INSTRUMENTS  (CONTINUED)

Fair Value Hedges

  The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

  The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

  Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

  At December 31, 2001, the Company recognized net losses of $3.0 million, related to the ineffective portion of its fair value hedges, and a net gain of $0.1 million, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. At December 31, 2001, all of the Company's hedged firm commitments qualified as fair value hedges.

Cash Flow Hedges

  The Company used interest rate cap and floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses. Amounts are reclassified from other comprehensive income if interest rates fall below certain levels.

  In 2001, the Company recognized no gains or losses related to the ineffective portion of its cash flow hedges, and a net gain of $0.2 million related to the portion of the hedging instruments that was excluded from the assessment of hedge effectiveness. This amount is recorded in net realized investment and other gains and losses. All of the Company's hedged forecasted transactions qualified as cash flow hedges in 2001.

  No amounts were reclassified from other accumulated comprehensive income to earnings in 2001 and it is anticipated that no amounts will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The Company does not enter into hedging transactions for variable cash flows thus the Company currently has no maximum length for which variable cash flows are hedged.

  In 2001, none of the Company's cash flow hedges have been discontinued because of the probability that the original forecasted transaction would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 4. DERIVATIVES AND HEDGING INSTRUMENTS  (CONTINUED)

  There was no transition adjustment for the adoption of SFAS No.133 representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. There were no losses incurred for the effective portion of the change in fair value of derivative instruments designated as cash flow hedges and added to accumulated other comprehensive income.

 Derivatives Not Designated as Hedging Instruments

  The Company enters into interest rate swap agreements, interest rate futures contracts, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

NOTE 5. INCOME TAXES

  The Company is included in the consolidated federal income tax return of John Hancock Financial Services, Inc. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

  The components of income taxes were as follows:


                                                      YEAR ENDED DECEMBER 31

                                                       2001    2000     1999
                                                      ------  ------  -------
                                                           (IN MILLIONS)
Current taxes:
Federal............................................   $30.1   $15.2    $(1.5)
Foreign............................................      --     0.6      0.1
                                                      -----   -----    -----
                                                       30.1    15.8     (1.4)
Deferred taxes:
Federal............................................    32.1    28.0     36.6
                                                      -----   -----    -----
Total income taxes.................................   $62.2   $43.8    $35.2
                                                      =====   =====    =====

  A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:


                                                      YEAR ENDED DECEMBER 31

                                                     2001     2000      1999
                                                    -------  -------   ------
                                                         (IN MILLIONS)
Tax at 35%                                          $73.0    $50.1     $36.3
Add (deduct):
 Equity base tax...................................  (9.0)    (5.6)       --
 Prior years taxes.................................   2.1       --      (0.3)
 Tax credits.......................................  (0.4)    (0.6)     (0.1)
 Foreign taxes.....................................    --      0.6       0.1
 Tax exempt investment income......................  (5.6)    (0.7)     (0.7)
 Other............................................    2.1       --      (0.1)
                                                    -----    -----     -----
  Total income taxes............................... $62.2    $43.8     $35.2
                                                    =====    =====     =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The significant components of the Company's deferred tax assets and liabilities were as follows:
                                                                  DECEMBER 31

                                                                 2001     2000
                                                                ------   ------
                                                                 (IN MILLIONS)
DEFERRED TAX ASSETS:
 Policy reserve adjustments .................................   $238.1   $110.0
 Other postretirement benefits ..............................     20.1     23.3
 Book over tax basis of investments .........................     12.0      7.8
 Interest ...................................................       --      7.5
 Unrealized holding losses ..................................       --      1.4
                                                                ------   ------
  Total deferred tax assets .................................    270.2    150.0
DEFERRED TAX LIABILITIES:
 Deferred policy acquisition costs ..........................    373.7    199.1
 Depreciation ...............................................      2.1      1.8
 Basis in partnerships ......................................      0.6      0.4
 Market discount on bonds ...................................      1.2      0.6
 Lease income ...............................................     47.0     35.4
 Unrealized gains ...........................................      6.8       --
 Other ......................................................       --      9.5
                                                                ------   ------
  Total deferred tax liabilities ............................    431.4    246.8
                                                                ------   ------
  Net deferred tax liabilities ..............................   $161.2   $ 96.8
                                                                ======   ======

  The Company received an income tax refund of $32.4 million and made income tax payments of $62.9 million and $13.2 million in 2001, 2000 and 1999, respectively.

NOTE 6 - REINSURANCE

  The effect of reinsurance on premiums written and earned was as follows:

                                 2001             2000              1999
                               PREMIUMS         PREMIUMS          PREMIUMS

                           WRITTEN  EARNED   WRITTEN  EARNED  WRITTEN   EARNED
                           -------  ------   -------  ------  -------   ------
                                             (IN MILLIONS)

Life Insurance:
 Direct ...............    $ 82.0   $ 82.0   $34.1    $34.1   $12.1     $12.1
 Ceded ................     (21.9)   (21.9)   (5.5)    (5.5)   (3.2)     (3.2)
                           ------   ------   -----    -----   -----     -----
  Net life insurance
   premiums ...........    $ 60.1   $ 60.1   $28.6    $28.6   $ 8.9     $ 8.9
                           ======   ======   =====    =====   =====     =====

For the year ended December 31, 2001, 2000 and 1999, benefits to policyholders under life ceded reinsurance contracts were $3.8 million, $3.0 million and $ -- million, respectively.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

NOTE 7. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase fixed maturity investments, and other invested assets and issue mortgage loans on real estate totaling $25.3 million, $14.3 million and $16.2 million, respectively, at December 31, 2001. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $57.1 million at December 31, 2001. The majority of these commitments expire in 2002.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2001. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $7.0 million and $66.3 million at December 31, 2001 and 2000, respectively. Costs incurred related to the settlement were $14.1 million and $66.0 million in 2001 and 1999, respectively. No such costs were incurred in 2000. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

  During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution (ADR) relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly. The reserve estimate was further evaluated quarterly, and was adjusted as noted above, in the fourth quarter of 2001. The adjustment to the reserve in 2001 was the result of the Company being able to better estimate the cost of settling the remaining claims, which on average tend to be larger, more complicated claims. The better estimate comes from experience with actual settlements on similar claims.

  Administration of the ADR component of the settlement continues to date. Although some uncertainty remains as to the cost of claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 8.  SHAREHOLDER'S EQUITY

 (a) Common Stock

  The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. The Company has one class of capital stock, common stock ($50 par value, 50,000 shares authorized).

 (b) Accumulated Other Comprehensive Income (Loss)

  The components of accumulated other comprehensive loss are as follows:

                                                                                   ACCUMULATED
                                                                                      OTHER
                                                                                  COMPREHENSIVE
                                                                                 INCOME (LOSSES)
                                                                                -----------------
                                                                                  (IN MILLIONS)
Balance at January 1, 1999 ................................................          $ 12.3
Gross unrealized gains (losses)  (net of deferred income tax benefit
 of $18.0 million) ........................................................           (34.2)
Reclassification adjustment for gains (losses), realized in net income
 (net of tax expense of $1.7 million) .....................................            (3.1)
Adjustment to deferred policy acquisition costs and present value
 of future profits (net of deferred income tax expense of $6.2 million) ...            11.6
                                                                                     ------
Net unrealized gains (losses) .............................................           (25.7)
                                                                                     ------
Balance at December 31, 1999 ..............................................          $(13.4)
                                                                                     ======


Balance at January 1, 2000 ................................................          $(13.4)
Gross unrealized gains (losses) (net of deferred income tax expense
 of $9.7 million) .........................................................            18.0
Reclassification adjustment for gains (losses), realized in net
 income (net of tax expense of $1.6 million) ..............................            (2.9)
Adjustment to deferred policy acquisition costs and present value of
 future profits (net of deferred income tax benefit of $2.1 million) ......            (3.9)
                                                                                     ------
Net unrealized gains (losses) .............................................            11.2
                                                                                     ------
Balance at December 31, 2000 ..............................................          $ (2.2)
                                                                                     ======


Balance at January 1, 2001 ................................................          $ (2.2)
Gross unrealized gains (losses) (net of deferred income tax expense
 of $7.2 million) .........................................................            11.8
Reclassification adjustment for gains (losses), realized in net
 income (net of tax benefit of $1.1 million) ..............................             2.1
Adjustment to deferred policy acquisition costs and present value of future profits (net of deferred income tax benefit of
 $3.2 million) ............................................................            (6.0)
                                                                                     ------
Net unrealized gains (losses) .............................................             7.9
Change in accounting principle ............................................             7.2
                                                                                     ------
Balance at December 31, 2001 ..............................................          $ 12.9
                                                                                     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                       2001    2000     1999
                                                      ------  ------   ------
                                                          (IN MILLIONS)

Balance, end of year comprises:
 Unrealized investment gains (losses) on:
  Fixed maturities ...............................   $ 20.6   ($7.0)   ($28.7)
  Equity investments .............................      1.0     1.0      (1.4)
  Derivatives and other ..........................      5.2     0.3       1.3
                                                     ------   -----    ------
Total ............................................     26.8    (5.7)    (28.8)
Amounts of unrealized investment (gains) losses
 attributable to:
  Deferred policy acquisition cost and present
   value of future profits .......................     (7.1)    2.1       8.1
  Deferred federal income taxes ..................     (6.8)    1.4       7.3
                                                     ------   -----    ------
Total ............................................    (13.9)    3.5      15.4
                                                     ------   -----    ------
Net unrealized investment gains ..................   $ 12.9   ($2.2)   ($13.4)
                                                     ======   =====    ======

 (c) Statutory Results

  The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary use to prepare their statutory-basis financial statements.

  The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

  Prior to 2001, the Commissioner had provided the Company approval to recognize as an admitted asset the pension plan prepaid expense in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." Beginning in 2001, the Commissioner has provided the Company with approval to phase-in over a three-year period the impact of implementing the material provisions of statutory SSAP No. 8, "Pensions." The Company's pension plan prepaid expense recorded for statutory purposes amounted to $64.3 million, $55.6 million and $42.3 million at December 31, 2001, 2000 and 1999 respectively. Statutory net income is not impacted by this permitted practice.

  Statutory net income and surplus include the accounts of the Company and its wholly-owned subsidiary, Investors Partners Life Insurance Company.

                                                        2001    2000     1999
                                                       ------  ------   ------
                                                           (IN MILLIONS)

Statutory net income ...............................   $ 13.1  $ 26.6   $ 77.5
Statutory surplus ..................................    647.0   527.2    468.8

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

NOTE 9.  SEGMENT INFORMATION

  The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

  PROTECTION SEGMENT. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

  ASSET GATHERING SEGMENT. Offers individual variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

  The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

  Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

  Amounts reported as segment adjustments in the tables below primarily relate to: (i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems and retail operations; (iv) the surplus tax on mutual life insurance companies that was allocated by John Hancock to the Company; (v) a charge for certain one time costs associated with John Hancock's demutualization process; and (vi) cumulative effect of an accounting change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income:

                                                                                      ASSET
                                                                        PROTECTION  GATHERING   CONSOLIDATED
                                                                        ----------  ---------  --------------
                                                                                     (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2001
REVENUES:
 Segment revenues ...................................................   $  614.3    $   62.2     $   676.5
 Net realized investment and other gains (losses) ...................       (9.0)         --          (9.0)
                                                                        --------    --------     ---------
 Revenues ...........................................................   $  605.3    $   62.2     $   667.5
                                                                        ========    ========     =========

 Net investment income ..............................................   $  229.2    $   (2.2)    $   227.0
NET INCOME:
 Segment after-tax operating income .................................   $  130.0    $   22.2     $   152.2
 Net realized investment and other gains (losses) ...................       (5.6)         --          (5.6)
 Surplus tax ........................................................        9.1          --           9.1
 Class action lawsuit ...............................................       (9.2)         --          (9.2)
 Cumulative effect of accounting change, net of tax .................       (1.6)         --          (1.6)
                                                                        --------    --------     ---------
 Net income .........................................................   $  122.7    $   22.2     $   144.9
                                                                        ========    ========     =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees accounted for by the equity
  method ............................................................   $    2.7    $     --     $     2.7
 Amortization of deferred policy acquisition costs ..................       46.6        20.5          67.1
 Income tax expense .................................................       54.8         7.4          62.2
 Segment assets .....................................................   $9,995.5    $1,717.7     $11,713.2
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
 Net realized investment and other gains (losses) ...................   $  (10.5)         --     $   (10.5)
 Less amortization of deferred policy acquisition costs related
  to net realized investment and other gains (losses)................        1.5          --           1.5
                                                                        --------    --------     ---------
 Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs - per
  consolidated financial statements .................................       (9.0)         --          (9.0)
 Less income tax effect .............................................        3.4          --           3.4
                                                                        --------    --------     ---------
 Net realized investment and other gains (losses), net-after-tax
  adjustment made to calculate segment operating income .............   $   (5.6)         --     $    (5.6)
                                                                        ========    ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                                      ASSET
                                                                     PROTECTION     GATHERING      CONSOLIDATED
                                                                     ----------  ---------------  --------------
                                                                                   (IN MILLIONS)

YEAR ENDED DECEMBER 31, 2000
REVENUES:
 Segment revenues .................................................  $  530.8       $   48.5        $   579.3
 Net realized investment and other
  gains (losses), net .............................................     (10.6)            --            (10.6)
                                                                     --------       --------        ---------
       Revenues ...................................................  $  520.2       $   48.5        $   568.7
                                                                     ========       ========        =========

       Net investment income ......................................  $  215.9       $   (2.5)       $   213.4
NET INCOME:
 Segment after-tax operating income ...............................      96.0            6.3            102.3
 Net realized investment and other
  gains (losses), net .............................................      (6.8)            --             (6.8)
 Surplus tax ......................................................       5.4            0.2              5.6
 Other demutualization related costs ..............................      (0.5)          (0.1)            (0.6)
 Restructuring charges ............................................      (1.1)            --             (1.1)
                                                                     --------       --------        ---------
 Net income .......................................................  $   93.0       $    6.4        $    99.4
                                                                     ========       ========        =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees accounted for
  by the equity method ............................................  $    1.3       $     --        $     1.3
 Amortization of deferred policy
  acquisition costs ...............................................      17.6           16.4             34.0
 Income tax expense ...............................................      40.7            3.1             43.8
 Segment assets ...................................................  $9,326.9       $2,867.8        $12,194.7
NET REALIZED INVESTMENT AND OTHER GAINS (LOSSES) DATA:
 Net realized investment and other losses .........................  $  (14.4)            --        $   (14.4)
 Less amortization of deferred policy acquisition
  costs related to net realized investment and
  other gains (losses) ............................................       3.8             --              3.8
                                                                     --------       --------        ---------
 Net realized investment and other gains (losses),
  net of related amortization of deferred policy
  acquisition costs - per consolidated financial statements .......     (10.6)            --            (10.6)
 Less income tax effect ...........................................       3.8             --              3.8
                                                                     --------       --------        ---------
 Net realized investment and other gains (losses), net-after-tax
  adjustment made to calculate segment operating income ...........  $   (6.8)            --        $    (6.8)
                                                                     ========       ========        =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                             ASSET
                                                               PROTECTION  GATHERING   CONSOLIDATED
                                                               ----------  ---------  --------------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 1999
REVENUES:
 Segment revenues ...........................................  $  488.0    $   37.2     $   525.2
 Net realized investment and other
  gains (losses), net .......................................      (4.8)         --          (4.8)
                                                               --------    --------     ---------
 Revenues ...................................................  $  483.2    $   37.2     $   520.4
                                                               ========    ========     =========

 Net investment income ......................................  $  178.1    $   (3.5)    $   174.6
NET INCOME:
 Segment after-tax operating income .........................     108.0         6.8         114.8
 Net realized investment and other
  gains (losses), net .......................................      (3.1)         --          (3.1)
 Class action lawsuit .......................................     (42.9)         --         (42.9)
 Other demutualization related costs ........................      (0.3)       (0.1)         (0.4)
                                                               --------    --------     ---------
 Net income .................................................  $   61.7    $    6.7     $    68.4
                                                               ========    ========     =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees
  accounted for by the equity method ........................  $   (0.1)   $     --     $    (0.1)
 Amortization of deferred policy
  acquisition costs .........................................       4.6         8.5          13.1
 Income tax expense .........................................      31.8         3.4          35.2
 Segment assets .............................................  $9,104.6    $2,869.6     $11,974.2
NET REALIZED INVESTMENT AND OTHER GAINS (LOSSES) DATA:
 Net realized investment and other
  gains (losses) ............................................  $   (5.3)         --     $    (5.3)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment gains (losses) ........................       0.5          --           0.5
                                                               --------    --------     ---------
 Net realized investment and other
  gains (losses), net of related amortization
  of deferred policy acquisition costs - per
  consolidated financial statements .........................      (4.8)         --          (4.8)
 Less income tax effect .....................................       1.7          --           1.7
                                                               --------    --------     ---------
 Net realized investment and other
  gains (losses), net-after-tax
  adjustment made to calculate
  segment operating income ..................................  $   (3.1)         --     $    (3.1)
                                                               ========    ========     =========

  The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 10.  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

     The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

     Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

     The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

     The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

     The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies are estimated based on discounted cash flow calculations using current market rates.

     The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

     The fair value for commitments approximates the amount of the initial commitment.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 10. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                              DECEMBER 31            DECEMBER 31
                                                 2001                    2000

                                        CARRYING      FAIR      CARRYING      FAIR
                                          VALUE       VALUE      VALUE        VALUE
                                       -----------  --------  -----------  ----------
                                             (IN MILLIONS)        (IN MILLIONS)
ASSETS:
 Fixed maturities:
  Held-to-maturity..................   $   83.7    $   82.1   $  715.4     $  686.8
  Available-for-sale................    2,412.5     2,412.5    1,011.8      1,011.8
 Equity securities:
  Available-for-sale................       13.1        13.1        8.1          8.1
 Mortgage loans on real estate......      580.9       604.3      554.8        574.2
 Policy loans.......................      352.0       352.0      334.2        334.2
 Short-term investments.............         --          --       21.7         21.7
  Cash and cash equivalents.........      115.4       115.4      277.3        277.3
Derivatives:
 Futures contracts, net.............         --          --        0.1          0.1
 Interest rate swap agreements......        8.8         8.8         --           --
 Interest rate cap agreements.......        3.5         3.5        2.1          2.1
 Interest rate floor agreements.....        4.5         4.5        4.5          4.5
 Currency rate swap agreements......        0.4         0.4         --           --
 Equity collar agreements...........        0.8         0.8        0.4          0.4
LIABILITIES:
Fixed rate deferred and immediate
 annuities .........................       53.1        50.3       63.8         60.4
Derivatives:
 Interest rate swap agreements......       13.2        13.2         --          1.2
 Currency rate swap agreements......        0.1         0.1        0.6          0.6
Commitments.........................         --        57.1         --         62.9

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     SCHEDULE I - SUMMARY OF INVESTMENTS --
                    OTHER THAN INVESTMENTS IN RELATED PARTIES
                             AS OF DECEMBER 31, 2001
                            (IN MILLIONS OF DOLLARS)

              COLUMN A                                           COLUMN B   COLUMN C      COLUMN D

                                                                                      AMOUNT AT WHICH
                                                                                        SHOWN IN THE
                                                                                        CONSOLIDATED
                                                                                          BALANCE
         TYPE OF INVESTMENT                                     COST/(2)/    VALUE         SHEET
                                                                ----------  --------  ---------------
Fixed maturity securities, available-for-sale:
Bonds:
United States government and government agencies
 and authorities                                                $    219.6  $  214.8     $  214.8
States, municipalities and political subdivisions                      6.0       6.0          6.0
Foreign governments                                                    7.2       7.6          7.6
Public utilities                                                     189.3     192.9        192.9
Convertibles and bonds with warrants attached                         25.9      25.1         25.1
All other corporate bonds                                          1,897.9   1,920.5      1,920.5
Certificates of deposits                                                --        --           --
Redeemable preferred stock                                            46.0      45.6         45.6
                                                                ----------  --------     --------
Total fixed maturity securities, available-for-sale                2,391.9   2,412.5      2,412.5
                                                                ==========  ========     ========
Equity securities, available-for-sale:
Common stocks:
Public utilities                                                        --        --           --
Banks, trust and insurance companies                                    --        --           --
Industrial, miscellaneous and all other                                3.8       5.0          5.0
Non-redeemable preferred stock                                         8.3       8.1          8.1
                                                                ----------  --------     --------
Total equity securities, available-for-sale                           12.1      13.1         13.1
                                                                ==========  ========     ========
Fixed maturity securities, held-to-maturity:
Bonds
United States government and government agencies
 and authorities                                                        --        --           --
States, municipalities and political subdivisions                       --        --           --
Foreign governments                                                     --        --           --
Public utilities                                                        --        --           --
Convertibles and bonds with warrants attached                           --        --           --
All other corporate bonds                                              5.1       5.1          5.1
Certificates of deposits                                              78.6      77.0         78.6
Redeemable preferred stock                                              --        --           --
                                                                ----------  --------     --------
Total fixed maturity securities, held-to-maturity                     83.7      82.1         83.7
                                                                ==========  ========     ========

     The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     SCHEDULE I - SUMMARY OF INVESTMENTS --
              OTHER THAN INVESTMENTS IN RELATED PARTIES (CONTINUED)
                             AS OF DECEMBER 31, 2001
                            (IN MILLIONS OF DOLLARS)

              COLUMN A                                  COLUMN B   COLUMN C       COLUMN D

                                                                              AMOUNT AT WHICH
                                                                                SHOWN IN THE
                                                                                CONSOLIDATED
                                                                                  BALANCE
         TYPE OF INVESTMENT                            COST/(2)/    VALUE          SHEET
                                                       ----------  --------   ---------------
Equity securities, trading:
Common stocks:
Public utilities                                               --        --             --
Banks, trust and insurance companies                           --        --             --
Industrial, miscellaneous and all other                        --        --             --
Non-redeemable preferred stock                                 --        --             --
                                                       ----------  --------       --------
Total equity securities, trading                               --        --             --
                                                       ----------  --------       --------
Mortgage loans on real estate, net /(1)/               $    586.4      xxxx       $  580.9
Real estate, net:
Investment properties /(1)/                                  21.4      xxxx           20.6
Acquired in satisfaction of debt/(1)/                          --      xxxx             --
Policy loans                                                352.0      xxxx          352.0
Other long-term investments /(2)/                            39.6      xxxx           39.6
Short-term investments                                         --      xxxx             --
                                                       ----------  --------       --------
  Total investments                                    $  3,487.1  $2,507.7       $3,502.4
                                                       ==========  ========       ========

(1) Difference from Column B is primarily due to valuation allowances due to impairments on mortgage loans on real estate and due to accumulated depreciation and valuation allowances due to impairments on real estate. See note 3 to the consolidated financial statements.
(2) Difference from Column B is primarily due to operating gains (losses) of investments in limited partnerships.

     The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
       AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR THE YEAR THEN ENDED
                            (IN MILLIONS OF DOLLARS)

                         DEFERRED      FUTURE POLICY                OTHER POLICY
                           POLICY    BENEFITS, LOSSES,               CLAIMS AND
                        ACQUISITION   CLAIMS AND LOSS    UNEARNED     BENEFITS     PREMIUM
       SEGMENT             COSTS         EXPENSES        PREMIUMS      PAYABLE     REVENUE
----------------------  -----------  -----------------   --------   ------------   -------
2001:
Protection               $  918.4         $3,275.5        $221.0       $25.0        $60.1
Asset Gathering             142.4             63.2            --          --           --
                         --------         --------        ------       -----        -----
 Total                   $1,060.8         $3,338.7        $221.0       $25.0        $60.1
                         ========         ========        ======       =====        =====
2000:
Protection               $  819.3         $2,698.5        $212.0       $11.1        $28.6
Asset Gathering             174.8             70.0            --          --           --
                         --------         --------        ------       -----        -----
 Total                   $  994.1         $2,768.5        $212.0       $11.1        $28.6
                         ========         ========        ======       =====        =====
1999:
Protection               $  707.8         $2,515.7        $175.2       $15.7        $ 8.9
Asset Gathering             147.3             50.6            --          --           --
                         --------         --------        ------       -----        -----
 Total                   $  855.1         $2,566.3        $175.2       $15.7        $ 8.9
                         ========         ========        ======       =====        =====

     The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

       AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR THE YEAR THEN ENDED
                            (IN MILLIONS OF DOLLARS)

                                                       AMORTIZATION OF
                                                       DEFERRED POLICY
                                  BENEFITS, CLAIMS,  ACQUISITION COSTS,
                         NET         LOSSES, AND      EXCLUDING AMOUNTS
                      INVESTMENT     SETTLEMENT      RELATED TO REALIZED   OTHER OPERATING
      SEGMENT           INCOME        EXPENSES        INVESTMENT GAINS        EXPENSES
--------------------  ----------  -----------------  -------------------   ---------------
2001:
Protection              $229.2         $285.5               $46.6              $ 72.8
Asset Gathering           (2.2)           8.6                20.5                 3.4
                        ------         ------               -----              ------
 Total                  $227.0         $294.1               $67.1              $ 76.2
                        ======         ======               =====              ======
2000:
Protection              $215.9         $242.2               $17.6              $100.5
Asset Gathering           (2.5)           6.4                16.4                16.3
                        ------         ------               -----              ------
 Total                  $213.4         $248.6               $34.0              $116.8
                        ======         ======               =====              ======
1999:
Protection              $178.1         $192.3               $ 4.6              $100.6
Asset Gathering           (3.5)          68.2                 8.5                16.9
                        ------         ------               -----              ------
 Total                  $174.6         $260.5               $13.1              $117.5
                        ======         ======               =====              ======

     The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

           JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY AND SUBSIDIARY

                            SCHEDULE IV - REINSURANCE
                             AS OF DECEMBER 31, 2001
                            (IN MILLIONS OF DOLLARS)

                                                                ASSUMED               PERCENTAGE
                                                    CEDED TO     FROM                 OF AMOUNT
                                          GROSS       OTHER      OTHER       NET      ASSUMED TO
                                          AMOUNT    COMPANIES  COMPANIES   AMOUNT        NET
                                        ----------  ---------  ---------  ---------  ------------
2001
Life insurance in force                 $119,332.2  $56,571.3    $35.1    $62,796.0      0.1%
                                        ----------  ---------    -----    ---------      ---
Premiums:
Life insurance                          $     82.0  $    21.9    $  --    $    60.1       --
Accident and health insurance                   --         --       --           --       --
P&C                                             --         --       --           --       --
                                        ----------  ---------    -----    ---------      ---
  Total                                 $     82.0  $    21.9    $  --    $    60.1      0.0%
                                        ==========  =========    =====    =========      ===
2000
Life insurance in force                 $ 98,737.2  $39,495.8    $37.1    $59,278.5      0.1%
                                        ----------  ---------    -----    ---------      ---
Premiums:
Life insurance                          $     34.1  $     5.5    $  --    $    28.6       --
Accident and health insurance                   --         --       --           --       --
P&C                                             --         --       --           --       --
                                        ----------  ---------    -----    ---------      ---
  Total                                 $     34.1  $     5.5    $  --    $    28.6      0.0%
                                        ==========  =========    =====    =========      ===
1999
Life insurance in force                 $ 75,674.7  $19,217.5    $38.5    $56,495.7      0.0%
                                        ----------  ---------    -----    ---------      ---
Premiums:
Life insurance                          $     12.1  $     3.2    $  --    $     8.9       --
Accident and health insurance                   --         --       --           --       --
P&C                                             --         --       --           --       --
                                        ----------  ---------    -----    ---------      ---
  Total                                 $     12.1  $     3.2    $  --    $     8.9      0.0%
                                        ==========  =========    =====    =========      ===

NOTE: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and the universal life insurance products.

     The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                         REPORT OF INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account S
  of John Hancock Variable Life Insurance Company

    We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (comprising of, respectively, Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets (formerly Emerging Markets Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, Aim V.I. Value, Fidelity VIP Growth, Fidelity VIP II Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, Templeton International, V.A. Financial Industries, V.A. Relative Value, V.A. Strategic Income, Health Sciences, International Equity, Large Cap Value CORE, Large/Mid Cap Value, Small Cap Value (formerly Small/Mid Cap Value), Aim V.I. Growth, MFS Investors Growth and MFS Research Series Subaccounts) as of December 31, 2001, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 2001, the results of their operations for the year then ended and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 8, 2002

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2001


                                                                               LARGE CAP                               INTERNATIONAL
                                                                                GROWTH             ACTIVE BOND          EQUITY INDEX
                                                                               SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                                              ------------         ------------        -------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value .....................         $111,704,800         $ 66,269,409         $ 28,861,551
Receivable from portfolio/JHVLICO ...................................              159,225               82,601               98,141
                                                                              ------------         ------------         ------------
Total assets ........................................................          111,864,025           66,352,010           28,959,692


LIABILITIES
Payable to portfolio/JHVLICO ........................................              157,012               81,794               97,612
Asset charges payable ...............................................                2,214                  807                  530
                                                                              ------------         ------------         ------------
Total liabilities ...................................................              159,226               82,601               98,142
                                                                              ------------         ------------         ------------
                                                                              $111,704,799         $ 66,269,409         $ 28,861,550
                                                                              ------------         ------------         ------------
NET ASSETS:
 Accumulation units .................................................         $111,704,799         $ 66,269,409         $ 28,861,550
                                                                              ------------         ------------         ------------
  Total net assets ..................................................         $111,704,799         $ 66,269,409         $ 28,861,550
                                                                              ------------         ------------         ------------
  Units outstanding .................................................            5,040,798            3,556,823            2,265,352
                                                                              ------------         ------------         ------------
  Unit value (accumulation) .........................................         $      22.16         $      18.63         $      12.74
                                                                              ============         ============         ============

                                                                               SMALL CAP              GLOBAL               MID CAP
                                                                                 GROWTH              BALANCED              GROWTH
                                                                               SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                                              ------------         ------------         ------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value .....................         $ 36,951,517         $  4,171,226         $ 43,998,802
Receivable from portfolio/JHVLICO ...................................              382,371                6,011               69,230
                                                                              ------------         ------------         ------------
Total assets ........................................................           37,333,888            4,177,237           44,068,032


LIABILITIES
Payable to portfolio/JHVLICO ........................................              381,584                5,918               68,365
Asset charges payable ...............................................                  787                   93                  865
                                                                              ------------         ------------         ------------
Total liabilities ...................................................              382,371                6,011               69,230
                                                                              ------------         ------------         ------------
                                                                              $ 36,951,517         $  4,171,226         $ 43,998,802
                                                                              ------------         ------------         ------------
NET ASSETS:
 Accumulation units .................................................         $ 36,951,517         $  4,171,226         $ 43,998,802
                                                                              ------------         ------------         ------------
  Total net assets ..................................................         $ 36,951,517         $  4,171,226         $ 43,998,802
                                                                              ------------         ------------         ------------
  Units outstanding .................................................            2,436,856              371,146            3,002,367
                                                                              ------------         ------------         ------------
  Unit value (accumulation) .........................................         $      15.16         $      11.24         $      14.65
                                                                              ============         ============         ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2001

                                                            LARGE CAP       MONEY       SMALL/MID CAP
                                                              VALUE         MARKET         GROWTH
                                                            SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                            ----------    ----------    -------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value .......     $82,486,053  $194,899,411   $ 27,446,346
Receivable from portfolio/JHVLICO .....................          91,947     1,945,197         13,575
                                                            -----------  ------------   ------------
Total assets ..........................................      82,578,000   196,844,608     27,459,921

LIABILITIES
Payable to portfolio/JHVLICO ..........................          90,731     1,943,221         13,126
Asset charges payable .................................           1,216         1,976            449
                                                            -----------  ------------   ------------
Total liabilities .....................................          91,947     1,945,197         13,575
                                                            -----------  ------------   ------------
                                                            $82,486,053  $194,899,411   $ 27,446,346
                                                            -----------  ------------   ------------
NET ASSETS:
 Accumulation units ...................................     $82,486,053  $194,899,411   $ 27,446,346
                                                            -----------  ------------   ------------
  Total net assets ....................................     $82,486,053  $194,899,411   $ 27,446,346
                                                            -----------  ------------   ------------
  Units outstanding ...................................       4,594,133    14,319,897      1,540,661
                                                            -----------  ------------   ------------
  Unit value (accumulation) ...........................     $     17.95  $      13.61   $      17.81
                                                            ===========  ============   ============

                                                            REAL ESTATE    GROWTH &
                                                              EQUITY        INCOME        MANAGED
                                                            SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                            -----------   ----------     ----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value .......     $25,562,953  $141,794,208   $130,010,266
Receivable from portfolio/JHVLICO .....................         468,921        93,598         64,741
                                                            -----------  ------------   ------------
Total assets ..........................................      26,031,874   141,887,806    130,075,007

LIABILITIES
Payable to portfolio/JHVLICO ..........................         468,567        89,262         59,480
Asset charges payable .................................             354         4,336          5,262
                                                            -----------  ------------   ------------
Total liabilities .....................................         468,921        93,598         64,742
                                                            -----------  ------------   ------------
                                                            $25,562,953  $141,794,208   $130,010,265
                                                            -----------  ------------   ------------
NET ASSETS:
 Accumulation units ...................................     $25,562,953  $141,794,208   $130,010,265
                                                            -----------  ------------   ------------
  Total net assets ....................................     $25,562,953  $141,794,208   $130,010,265
                                                            -----------  ------------   ------------
  Units outstanding ...................................       1,238,549     6,069,174      4,489,706
                                                            -----------  ------------   ------------
  Unit value (accumulation) ...........................     $     20.64  $      23.36   $      28.96
                                                            ===========  ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2001

                                                            SHORT-TERM    SMALL CAP    INTERNATIONAL
                                                               BOND        EQUITY      OPPORTUNITIES
                                                            SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                            ----------   ----------    -------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value .........  $ 17,601,987  $25,497,414    $36,226,531
Receivable from portfolio/JHVLICO .......................         4,041      934,101        166,713
                                                           ------------  -----------    -----------
Total assets ............................................    17,606,028   26,431,515     36,393,244

LIABILITIES
Payable to portfolio/JHVLICO ............................         3,579      933,542        166,011
Asset charges payable ...................................           462          560            702
                                                           ------------  -----------    -----------
Total liabilities .......................................         4,041      934,102        166,713
                                                           ------------  -----------    -----------
                                                           $ 17,601,987  $25,497,413    $36,226,531
                                                           ------------  -----------    -----------
NET ASSETS:
 Accumulation units .....................................  $ 17,601,987  $25,497,413    $36,226,531
                                                           ------------  -----------    -----------
  Total net assets ......................................  $ 17,601,987  $25,497,413    $36,226,531
                                                           ------------  -----------    -----------
  Units outstanding .....................................     1,192,048    2,370,722      3,320,933
                                                           ------------  -----------    -----------
  Unit value (accumulation) .............................  $      14.77  $     10.76    $     10.91
                                                           ============  ===========    ===========

                                                              EQUITY       GLOBAL       EMERGING
                                                              INDEX         BOND        MARKETS
                                                            SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                            ----------   ----------    ----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value .........  $187,337,510  $12,697,702   $6,019,218
Receivable from portfolio/JHVLICO .......................     1,310,698        6,455        9,642
                                                           ------------  -----------   ----------
Total assets ............................................   188,648,208   12,704,157    6,028,860

LIABILITIES
Payable to portfolio/JHVLICO ............................     1,307,687        6,213           --
Asset charges payable ...................................         3,011          242        9,642
                                                           ------------  -----------   ----------
Total liabilities .......................................     1,310,698        6,455        9,642
                                                           ------------  -----------   ----------
                                                           $187,337,510  $12,697,702   $6,019,218
                                                           ------------  -----------   ----------
NET ASSETS:
 Accumulation units .....................................  $187,337,510  $12,697,702   $6,019,218
                                                           ------------  -----------   ----------
  Total net assets ......................................  $187,337,510  $12,697,702   $6,019,218
                                                           ------------  -----------   ----------
  Units outstanding .....................................    10,567,694      947,812      817,817
                                                           ------------  -----------   ----------
  Unit value (accumulation) .............................  $      17.73  $     13.40   $     7.36
                                                           ============  ===========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2001

                                                                                 SMALL/MID     HIGH YIELD
                                                                    BOND INDEX    CAP CORE        BOND
                                                                    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                                    ----------   ----------    ----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ...............     $28,203,083  $16,856,846   $10,940,542
Receivable from portfolio/JHVLICO .............................         834,679       32,656         3,672
                                                                    -----------  -----------   -----------
Total assets ..................................................      29,037,762   16,889,502    10,944,214


LIABILITIES
Payable to portfolio/JHVLICO ..................................         834,377       32,483         3,492
Asset charges payable .........................................             302          173           180
                                                                    -----------  -----------   -----------
Total liabilities .............................................         834,679       32,656         3,672
                                                                    -----------  -----------   -----------
                                                                    $28,203,083  $16,856,846   $10,940,542
                                                                    -----------  -----------   -----------
NET ASSETS:
 Accumulation units ...........................................     $28,203,083  $16,856,846   $10,940,542
                                                                    -----------  -----------   -----------
  Total net assets ............................................     $28,203,083  $16,856,846   $10,940,542
                                                                    -----------  -----------   -----------
  Units outstanding ...........................................       2,263,449    1,488,264     1,190,720
                                                                    -----------  -----------   -----------
  Unit value (accumulation) ...................................     $     12.46  $     11.33   $      9.19
                                                                    ===========  ===========   ===========

                                                                                    BRANDES        FRONTIER
                                                                    TURNER CORE  INTERNATIONAL     CAPITAL
                                                                      GROWTH        EQUITY       APPRECIATION
                                                                    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                                                                 -------------   ------------
ASSETS
Investment in shares of portfolios of:
 Outside Trust, at value ......................................     $21,880,480   $48,051,501    $32,664,269
Receivable from portfolio/JHVLICO .............................           2,580        15,674          9,759
                                                                    -----------   -----------    -----------
Total assets ..................................................      21,883,060    48,067,175     32,674,028


LIABILITIES
Payable to portfolio/JHVLICO ..................................           2,470        15,457          9,589
Asset charges payable .........................................             109           217            170
                                                                    -----------   -----------    -----------
Total liabilities .............................................           2,579        15,674          9,759
                                                                    -----------   -----------    -----------
                                                                    $21,880,481   $48,051,501    $32,664,269
                                                                    -----------   -----------    -----------
NET ASSETS:
 Accumulation units ...........................................     $21,880,481   $48,051,501    $32,664,269
                                                                    -----------   -----------    -----------
  Total net assets ............................................     $21,880,481   $48,051,501    $32,664,269
                                                                    -----------   -----------    -----------
  Units outstanding ...........................................       1,231,427     3,104,259      1,548,405
                                                                    -----------   -----------    -----------
  Unit value (accumulation) ...................................     $     17.77   $     15.48    $     21.10
                                                                    ===========   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2001

                                                               CLIFTON      LARGE CAP
                                                               ENHANCED    AGGRESSIVE   FUNDAMENTAL
                                                              US EQUITY      GROWTH       GROWTH
                                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                              ----------   ----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ..........             --  $2,548,141   $  918,443
 Outside Trust, at value .................................    $24,468,670          --           --
Receivable from portfolio/JHVLICO ........................         15,483          18           23
                                                              -----------  ----------   ----------
Total assets .............................................     24,484,153   2,548,159      918,466

LIABILITIES
Payable to portfolio/JHVLICO .............................         15,380          --           --
Asset charges payable ....................................            103          18           23
                                                              -----------  ----------   ----------
Total liabilities ........................................         15,483          18           23
                                                              -----------  ----------   ----------
                                                              $24,468,670  $2,548,141   $  918,443
                                                              -----------  ----------   ----------
NET ASSETS:
 Accumulation units ......................................    $24,468,670  $2,548,141   $  918,443
                                                              -----------  ----------   ----------
  Total net assets .......................................    $24,468,670  $2,548,141   $  918,443
                                                              -----------  ----------   ----------
  Units outstanding ......................................      1,779,472     368,928      124,379
                                                              -----------  ----------   ----------
  Unit value (accumulation) ..............................    $     13.75  $     6.91   $     7.38
                                                              ===========  ==========   ==========

                                                                                        FIDELITY
                                                               AIM V.I.    FIDELITY      VIP II
                                                                VALUE     VIP GROWTH   CONTRAFUND
                                                              SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                                              ----------  ----------   ----------
ASSETS
Investment in shares of portfolios of:
 Outside Trust, at value .................................    $2,578,953  $4,188,912   $5,241,665
Receivable from portfolio/JHVLICO ........................            34          46        3,727
                                                              ----------  ----------   ----------
Total assets .............................................     2,578,987   4,188,958    5,245,392

LIABILITIES
Payable to portfolio/JHVLICO .............................            --          --        3,675
Asset charges payable ....................................            34          46           52
                                                              ----------  ----------   ----------
Total liabilities ........................................            34          46        3,727
                                                              ----------  ----------   ----------
                                                              $2,578,953  $4,188,912   $5,241,665
                                                              ----------  ----------   ----------
NET ASSETS:
 Accumulation units ......................................    $2,578,953  $4,188,912   $5,241,665
                                                              ----------  ----------   ----------
  Total net assets .......................................    $2,578,953  $4,188,912   $5,241,665
                                                              ----------  ----------   ----------
  Units outstanding ......................................       251,224     265,670      511,813
                                                              ----------  ----------   ----------
  Unit value (accumulation) ..............................    $    10.27  $    15.77   $    10.24
                                                              ==========  ==========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2001

                                                         JANUS ASPEN      JANUS ASPEN       MFS NEW
                                                           GLOBAL          WORLDWIDE       DISCOVERY
                                                         TECHNOLOGY         GROWTH           SERIES
                                                         SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                         -----------      -----------      ----------
ASSETS
Investment in shares of portfolios of:
 Outside Trust, at value ............................    $2,785,116       $2,153,848       $8,796,316
Receivable from portfolio/JHVLICO ...................         5,718               36              142
                                                         ----------       ----------       ----------
Total assets ........................................     2,790,834        2,153,884        8,796,458

LIABILITIES
Payable to portfolio/JHVLICO ........................         5,695               --               82
Asset charges payable ...............................            23               36               60
                                                         ----------       ----------       ----------
Total liabilities ...................................         5,718               36              142
                                                         ----------       ----------       ----------
                                                         $2,785,116       $2,153,848       $8,796,316
                                                         ----------       ----------       ----------
NET ASSETS:
 Accumulation units .................................    $2,785,116       $2,153,848       $8,796,316
                                                         ----------       ----------       ----------
  Total net assets ..................................    $2,785,116       $2,153,848       $8,796,316
                                                         ----------       ----------       ----------
  Units outstanding .................................       658,072          334,913          922,289
                                                         ----------       ----------       ----------
  Unit value (accumulation) .........................    $     4.23       $     6.43       $     9.54
                                                         ==========       ==========       ==========

                                                           TEMPLETON    V.A. FINANCIAL   V.A. RELATIVE
                                                         INTERNATIONAL    INDUSTRIES         VALUE
                                                          SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                         -------------  --------------   -------------
ASSETS
Investment in shares of portfolios of:
 Declaration Trust, at value ........................     $       --       $143,088        $486,273
 Outside Trust, at value ............................      3,148,222             --              --
Receivable from portfolio/JHVLICO ...................             53              2               5
                                                          ----------       --------        --------
Total assets ........................................      3,148,275        143,090         486,278

LIABILITIES
Payable to portfolio/JHVLICO ........................             --             --              --
Asset charges payable ...............................             53              2               5
                                                          ----------       --------        --------
Total liabilities ...................................             53              2               5
                                                          ----------       --------        --------
                                                          $3,148,222       $143,088        $486,273
                                                          ----------       --------        --------
NET ASSETS:
 Accumulation units .................................     $3,148,222       $143,088        $486,273
                                                          ----------       --------        --------
  Total net assets ..................................     $3,148,222       $143,088        $486,273
                                                          ----------       --------        --------
  Units outstanding .................................        372,209         13,678          38,471
                                                          ----------       --------        --------
  Unit value (accumulation) .........................     $     8.46       $  10.46        $  12.64
                                                          ==========       ========        ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2001

                                                           V.A.
                                                        STRATEGIC      HEALTH      INTERNATIONAL
                                                          INCOME      SCIENCES        EQUITY
                                                        SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                        ----------   ----------    -------------
ASSETS
Investment in shares of portfolios of:
 Declaration Trust, at value .......................    $   365,523  $        --   $         --
 John Hancock Variable Series Trust I, at value ....             --    1,540,656        417,615
Receivable from portfolio/JHVLICO ..................             16           10         66,803
                                                        -----------  -----------   ------------
Total assets .......................................        365,539    1,540,666        484,418

LIABILITIES
Payable to portfolio/JHVLICO .......................             --           --         66,802
Asset charges payable ..............................             16           10              2
                                                        -----------  -----------   ------------
Total liabilities ..................................             16           10         66,804
                                                        -----------  -----------   ------------
                                                        $   365,523  $ 1,540,656   $    417,614
                                                        -----------  -----------   ------------
NET ASSETS:
 Accumulation units ................................    $   365,523  $ 1,540,656   $    417,614
                                                        -----------  -----------   ------------
  Total net assets .................................    $   365,523  $ 1,540,656   $    417,614
                                                        -----------  -----------   ------------
  Units outstanding ................................         34,270      157,129         50,643
                                                        -----------  -----------   ------------
  Unit value (accumulation) ........................    $     10.67  $      9.81   $       8.25
                                                        ===========  ===========   ============

                                                                       LARGE/
                                                        LARGE CAP     MID CAP     SMALL CAP
                                                        VALUE CORE     VALUE        VALUE
                                                        SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                        ----------   ----------   ----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ....    $2,445,378  $41,885,567   $12,242,715
Receivable from portfolio/JHVLICO ..................         1,635       48,107         7,238
                                                        ----------  -----------   -----------
Total assets .......................................     2,447,013   41,933,674    12,249,953

LIABILITIES
Payable to portfolio/JHVLICO .......................         1,605      447,351         7,110
Asset charges payable ..............................            30          756           128
                                                        ----------  -----------   -----------
Total liabilities ..................................         1,635       48,107         7,238
                                                        ----------  -----------   -----------
                                                        $2,445,378  $41,885,567   $12,242,715
                                                        ----------  -----------   -----------
NET ASSETS:
 Accumulation units ................................    $2,445,378  $41,885,567   $12,242,715
                                                        ----------  -----------   -----------
  Total net assets .................................    $2,445,378  $41,885,567   $12,242,715
                                                        ----------  -----------   -----------
  Units outstanding ................................       251,173    4,361,596     1,124,502
                                                        ----------  -----------   -----------
  Unit value (accumulation) ........................    $     9.74  $      9.60   $     10.89
                                                        ==========  ===========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2001

                                                          MFS           MFS
                                           AIM V.I.    INVESTORS     RESEARCH
                                            GROWTH       GROWTH      SERIES IC
                                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                          ----------   ----------   ----------

ASSETS
Investment in shares of portfolios of:
 Outside Trust, at value.................  $102,742     $153,213     $81,667
Receivable from portfolio/JHVLICO........        --            1          --
                                           --------     --------     -------
Total assets.............................   102,742      153,214      81,667

LIABILITIES
Payable to portfolio/JHVLICO.............        --           --          --
Asset charges payable....................        --            1          --
                                           --------     --------     -------
Total liabilities........................        --            1          --
                                           --------     --------     -------
                                           $102,742     $153,213     $81,667
                                           --------     --------     -------
NET ASSETS:
 Accumulation units......................  $102,742     $153,213     $81,667
                                           --------     --------     -------
  Total net assets.......................  $102,742     $153,213     $81,667
                                           --------     --------     -------
  Units outstanding......................    10,932       16,718       5,346
                                           --------     --------     -------
  Unit value (accumulation)..............  $   9.40     $   9.16     $ 15.28
                                           ========     ========     =======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2001



                                                                 INTERNATIONAL
                                      LARGE CAP       ACTIVE        EQUITY
                                        GROWTH         BOND          INDEX
                                      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                     -----------    ----------  ---------------
Investment income:
 Income:
  Dividends......................... $    211,764   $3,451,052   $    500,330
                                     ------------   ----------   ------------
Total investment income.............      211,764    3,451,052        500,330
Expenses:
 Mortality and expense risks........      305,966      101,233         80,636
                                     ------------   ----------   ------------
Net investment income (loss)........      (94,202)   3,349,819        419,694
Realized gains (losses) on
 investments:
 Realized gain (loss) on sale of
  portfolio shares..................  (14,887,431)     274,991     (9,185,331)
 Realized gain distributions........           --           --          3,754
                                     ------------   ----------   ------------
Realized gains (losses).............  (14,887,431)     274,991     (9,181,577)
Change in unrealized appreciation
 (depreciation) during the period...   (8,545,844)     270,071      1,413,635
                                     ------------   ----------   ------------
Net increase (decrease) in net
 assets resulting from operations... $(23,527,477)  $3,894,881   $ (7,348,248)
                                     ============   ==========   ============


                                      SMALL CAP       GLOBAL       MID CAP
                                        GROWTH       BALANCED       GROWTH
                                      SUBACCOUNT    SUBACCOUNT   SUABACCOUNT
                                     -------------  ----------  ---------------
Investment income:
 Income:
  Dividends......................... $         --   $  49,830    $         --
                                     ------------   ---------    ------------
Total investment income.............           --      49,830              --
Expenses:
 Mortality and expense risks........       95,903      11,993         131,510
                                     ------------   ---------    ------------
Net investment income (loss)........      (95,903)     37,837        (131,510)
Realized gains (losses) on
 investments:
 Realized loss on sale of portfolio
  shares............................  (13,849,486)   (263,409)    (30,861,303)
 Realized gain distributions........           --          --              --
                                     ------------   ---------    ------------
Realized losses.....................  (13,849,486)   (263,409)    (30,861,303)
Change in unrealized appreciation
 (depreciation) during the period...    8,935,605     (55,122)      7,681,654
                                     ------------   ---------    ------------
Net decrease in net assets
 resulting from operations.......... $ (5,009,784)  $(280,694)   $(23,311,159)
                                     ============   =========    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                          SMALL/
                                                            LARGE CAP       MONEY         MID CAP
                                                              VALUE         MARKET        GROWTH
                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                           ------------  ------------  ------------
Investment income:
 Income:
  Dividends..............................................  $  1,012,424  $  6,291,516  $         --
                                                           ------------  ------------  ------------
Total investment income..................................     1,012,424     6,291,516            --
Expenses:
 Mortality and expense risks.............................       158,482       376,507        46,771
                                                           ------------  ------------  ------------
Net investment income (loss).............................       853,942     5,915,009       (46,771)
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares........       449,014            --    (1,115,407)
 Realized gain distributions.............................     1,042,650            --
                                                           ------------  ------------  ------------
Realized gains (losses)..................................     1,491,664            --    (1,115,407)
Change in unrealized appreciation (depreciation) during
 the period..............................................    (1,579,721)           --     2,322,037
                                                           ------------  ------------  ------------
Net increase in net assets resulting from
 operations..............................................  $    765,885  $  5,915,009  $  1,159,859
                                                           ============  ============  ============

                                                            REAL ESTATE    GROWTH &
                                                              EQUITY        INCOME        MANAGED
                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                           ------------  ------------  ------------
Investment income:
 Income:
  Dividends..............................................  $    990,307  $    742,332  $  2,744,398
                                                           ------------  ------------  ------------
Total investment income..................................       990,307       742,332     2,744,398
Expenses:
 Mortality and expense risks.............................        45,396       606,174       653,678
                                                           ------------  ------------  ------------
Net investment income....................................       944,911       136,158     2,090,720
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares........       495,558   (22,771,102)   (5,759,560)
 Realized gain distributions.............................       753,638            --       679,566
                                                           -----------   ------------   -----------
Realized gains (losses)..................................    1,249,196    (22,771,102)   (5,079,994)
Change in unrealized appreciation (depreciation) during
 the period..............................................    (1,054,039)    6,624,392      (644,512)
                                                           ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
 operations..............................................  $  1,140,068  $(29,259,336) $ (3,633,786)
                                                           ============  ============  ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                          SHORT-TERM     SMALL CAP   INTERNATIONAL
                                                             BOND         EQUITY     OPPORTUNITIES
                                                          SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                         ------------  ------------  -------------
Investment income:
 Income:
  Dividends............................................  $    855,743  $     15,350  $     289,015
                                                         ------------  ------------  -------------
Total investment income................................       855,743        15,350        289,015
Expenses:
 Mortality and expense risks...........................        49,498        77,216        106,574
                                                         ------------  ------------  -------------
Net investment income (loss)...........................       806,245       (61,866)       182,441
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares......       575,731    (3,778,093)   (13,065,694)
 Realized gain distributions...........................            --            --             --
                                                         ------------  ------------  -------------
Realized gains (losses)................................       575,731    (3,778,093)   (13,065,694)
Change in unrealized appreciation (depreciation).......
 during the period.....................................      (235,824)    2,191,298      3,863,615
                                                         ------------  ------------  -------------
Net increase (decrease) in net assets resulting
 from operations.......................................  $  1,146,152  $ (1,648,661) $  (9,019,638)
                                                         ============  ============  =============

                                                            EQUITY        GLOBAL       EMERGING
                                                            INDEX          BOND         MARKETS
                                                          SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                         ------------  ------------  -------------
Investment income:
 Income:
  Dividends............................................  $  2,027,564  $    553,539  $      13,955
                                                         ------------  ------------  -------------
Total investment income................................     2,027,564       553,539         13,955
Expenses:
 Mortality and expense risks...........................       438,857        30,305         15,928
                                                         ------------  ------------  -------------
Net investment income (loss)...........................     1,588,707       523,234         (1,973)
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares......   (11,716,467)       54,217     (2,416,530)
 Realized gain distributions...........................     6,020,370            --             --
                                                         ------------  ------------  -------------
Realized gains (losses)................................    (5,696,097)       54,217     (2,416,530)
Change in unrealized appreciation (depreciation)
 during the period.....................................   (16,711,259)     (860,920)     2,375,454
                                                         ------------  ------------  -------------
Net decrease in net assets resulting
 from operations.......................................  $(20,818,649) $   (283,469) $     (43,049)
                                                         ============  ============  =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                         BOND       SMALL/MID CAP   HIGH YIELD
                                                        INDEX           CORE           BOND
                                                      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                      ----------    -------------  -------------
Investment income:
 Income:
  Dividends........................................   $ 1,222,501   $      28,218  $     625,724
                                                      -----------   -------------  -------------
Total investment income............................     1,222,501          28,218        625,724
Expenses:
 Mortality and expense risks.......................        45,147          11,076         18,016
                                                      -----------   -------------  -------------
Net investment income..............................     1,177,354          17,142        607,708
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares..       495,043        (240,918)      (974,822)
 Realized gain distributions.......................        43,322              --             --
                                                      -----------   -------------  -------------
Realized gains (losses)............................       538,365        (240,918)      (974,822)
Change in unrealized appreciation (depreciation)
 during the period.................................      (351,339)        534,166        339,777
                                                      -----------   -------------  -------------
Net increase (decrease) in net assets resulting
 from operations...................................   $ 1,364,380   $     310,390  $     (27,337)
                                                      ===========   =============  =============

                                                        TURNER         BRANDES       FRONTIER
                                                         CORE       INTERNATIONAL     CAPITAL
                                                        GROWTH         EQUITY       APPRECIATION
                                                      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                      -----------   -------------  -------------
Investment income:
 Income:
  Dividends........................................   $    24,924   $     621,462  $          --
                                                      -----------   -------------  -------------
Total investment income............................        24,924         621,462             --
Expenses:
 Mortality and expense risks.......................        36,163          59,515         44,638
                                                      -----------   -------------  -------------
Net investment income (loss).......................       (11,239)        561,947        (44,638)
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares..    (6,160,576)        103,622     (4,253,614)
 Realized gain distributions.......................            --       1,849,353        253,154
                                                      -----------   -------------  -------------
Realized gains (losses)............................    (6,160,576)      1,952,975     (4,000,460)
Change in unrealized appreciation (depreciation)
 during the period.................................       462,307      (7,556,070)     3,601,003
                                                      -----------   -------------  -------------
Net decrease in net assets resulting
 from operations...................................   $(5,709,508)  $  (5,041,148) $    (444,095)
                                                      ===========   =============  =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                 CLIFTON          LARGE CAP
                                                                 ENHANCED        AGGRESSIVE     FUNDAMENTAL
                                                                  EQUITY           GROWTH          GROWTH
                                                                SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                                                ----------      ------------     ----------
Investment income:
 Income:
  Dividends...................................................  $ 1,032,567     $         --    $        --
                                                                -----------     ------------    -----------
Total investment income.......................................    1,032,567               --             --
Expenses:
 Mortality and expense risks..................................       26,049            3,151          4,020
                                                                -----------     ------------    -----------
Net investment income (loss)..................................    1,006,518           (3,151)        (4,020)
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares.............   (2,905,570)        (362,890)    (1,548,338)
 Realized gain distributions..................................           --               --             --
                                                                -----------     ------------    -----------
Realized losses...............................................   (2,905,570)        (362,890)    (1,548,338)
Change in unrealized appreciation (depreciation)
 during the period............................................     (557,430)         131,647        509,072
                                                                -----------     ------------    -----------
Net decrease in net assets resulting from operations..........  $(2,456,482)    $   (234,394)   $(1,043,286)
                                                                ===========     ============    ===========


                                                                                                 FIDELITY
                                                                  AIM V.I.      FIDELITY VIP      VIP II
                                                                   VALUE           GROWTH       CONTRAFUND
                                                                SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                                                ----------      ------------    ----------
Investment income:
 Income:
  Dividends...................................................  $     3,418     $         --    $     6,961
                                                                -----------     ------------    -----------
Total investment income.......................................        3,418               --          6,961
Expenses:
 Mortality and expense risks..................................        5,341           10,687          5,946
                                                                -----------     ------------    -----------
Net investment income (loss)..................................       (1,923)         (10,687)         1,015
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares....................     (763,582)      (2,775,854)      (497,952)
 Realized gain distributions..................................       51,886        1,323,457         27,845
                                                                -----------     ------------    -----------
Realized losses...............................................     (711,696)      (1,452,397)      (470,107)
Change in unrealized appreciation (depreciation)
 during the period............................................      190,958           (8,026)        59,663
                                                                -----------     ------------    -----------
Net decrease in net assets resulting from operations..........  $  (522,661)    $ (1,471,110)   $  (409,429)
                                                                ===========     ============    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                FOR THE YEAR AND PERIODS ENDED DECEMBER 31, 2001

                                                                     JANUS ASPEN     JANUS ASPEN       MFS NEW
                                                                        GLOBAL        WORLDWIDE       DISCOVERY
                                                                      TECHNOLOGY        GROWTH          SERIES
                                                                      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                                    -------------   --------------   -------------
Investment income:
 Income:
  Dividends......................................................   $      13,506   $        5,342   $      97,352
                                                                    -------------   --------------   -------------
Total investment income..........................................          13,506            5,342          97,352
Expenses:
 Mortality and expense risks.....................................           3,083            4,179           6,142
                                                                    -------------   --------------   -------------
Net investment income............................................          10,423            1,163          91,210
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares.......................        (705,841)        (377,539)       (432,320)
 Realized gain distributions.....................................              --               --           3,852
                                                                    -------------   --------------   -------------
Realized losses..................................................        (705,841)        (377,539)       (428,468)
Change in unrealized appreciation (depreciation)
 during the period...............................................           3,967          (72,698)        211,521
                                                                    -------------   --------------   -------------
Net decrease in net assets resulting from
 operations......................................................   $    (691,451)  $     (449,074)  $    (125,737)
                                                                    =============   ==============   =============


                                                                      TEMPLETON     V.A. FINANCIAL   V.A. RELATIVE
                                                                    INTERNATIONAL     INDUSTRIES        VALUE
                                                                     SUBACCOUNT       SUBACCOUNT*     SUBACCOUNT*
                                                                    -------------   --------------   -------------
Investment income:
 Income:
  Dividends......................................................   $      94,812   $          771   $         340
                                                                    -------------   --------------   -------------
Total investment income..........................................          94,812              771             340
Expenses:
 Mortality and expense risks.....................................           9,185               78             170
                                                                    -------------   --------------   -------------
Net investment income............................................          85,627              693             170
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares.......................      (1,498,110)          (4,378)         (9,822)
 Realized gain distributions.....................................         745,684            4,228          27,120
                                                                    -------------   --------------   -------------
Realized gains (losses)..........................................        (752,426)            (150)         17,298
Change in unrealized appreciation (depreciation)
 during the period...............................................         113,268           (5,763)          1,589
                                                                    -------------   --------------   -------------
Net increase (decrease) in net assets resulting from operations..   $    (553,531)  $       (5,220)  $      19,057
                                                                    =============   ==============   =============

______________________

* From commencement of operations (refer to footnote 6b).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     FOR THE PERIODS ENDED DECEMBER 31, 2001

                                                         V.A. STRATEGIC    HEALTH      INTERNATIONAL
                                                             INCOME       SCIENCES        EQUITY
                                                           SUBACCOUNT*   SUBACCOUNT*    SUBACCOUNT*
                                                         --------------  -----------   -------------
Investment income:
 Income:
  Dividends...........................................   $        5,643  $        --   $         204
                                                         --------------  -----------   -------------
Total investment income...............................            5,643           --             204
Expenses:
 Mortality and expense risks..........................              422          457             161
                                                         --------------  -----------   -------------
Net investment income (loss)..........................            5,221         (457)             43
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares.....            7,133       (2,122)        (10,857)
 Realized gain distributions..........................               --           --              --
                                                         --------------  -----------   -------------
Realized gains (losses)...............................            7,133       (2,122)        (10,857)
Change in unrealized depreciation during the period...           (3,537)      (4,934)         (2,585)
                                                         --------------  -----------   -------------
Net increase (decrease) in net assets resulting from
 operations...........................................   $        8,817  $    (7,513)  $     (13,399)
                                                         ==============  ===========   =============

                                                            LARGE CAP   LARGE/MID CAP    SMALL CAP
                                                           VALUE CORE       VALUE          VALUE
                                                           SUBACCOUNT*   SUBACCOUNT*    SUBACCOUNT*
                                                         --------------  -----------   -------------
Investment income:
 Income:
  Dividends...........................................   $        3,348  $    13,734   $      37,525
                                                         --------------  -----------   -------------
Total investment income...............................            3,348       13,734          37,525
Expenses:
 Mortality and expense risks..........................              353        3,469           5,229
                                                         --------------  -----------   -------------
Net investment income.................................            2,995       10,265          32,296
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares............           (1,012)     (52,836)       (117,229)
 Realized gain distributions..........................               --           --          65,543
                                                         --------------  -----------   -------------
Realized losses.......................................           (1,012)     (52,836)        (51,686)
Change in unrealized appreciation during the period...            2,334      390,633         950,055
                                                         --------------  -----------   -------------
Net increase in net assets resulting from
 operations...........................................   $        4,317  $   348,062   $     930,665
                                                         ==============  ===========   =============

___________________

* From commencement of operations (refer to footnote 6b).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     FOR THE PERIODS ENDED DECEMBER 31, 2001

                                                                                  AIM V.I.     MFS INVESTORS     MFS RESEARCH
                                                                                   GROWTH         GROWTH            SERIES
                                                                                 SUBACCOUNT*     SUBACCOUNT*      SUBACCOUNT*
                                                                                 -----------   -------------     -------------
Investment income:
 Income:
  Dividends ................................................................       $   121         $    --           $    --
                                                                                   -------         -------           -------
Total investment income ....................................................           121              --                --
Expenses:
 Mortality and expense risks ...............................................            15              17                 9
                                                                                   -------         -------           -------
Net investment income (loss) ...............................................           106             (17)               (9)
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares .................................          (522)         (1,101)           (1,524)
 Realized gain distributions ...............................................            --              --                --
                                                                                   -------         -------           -------
Realized losses ............................................................          (522)         (1,101)           (1,524)
Change in unrealized appreciation (depreciation) during the period .........          (481)           (591)            2,983
                                                                                   -------         -------           -------
Net increase (decrease) in net assets resulting from operations ............       $  (897)        $(1,709)          $ 1,450
                                                                                   =======         =======           =======

 -------------------------

* From commencement of operations (refer to footnote 6b).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                           LARGE CAP GROWTH SUBACCOUNT
                                                                              -----------------------------------------------------
                                                                                   2001                2000              1999
                                                                              -------------       --------------    ---------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)  .......................................        $     (94,202)      $  19,988,168      $  17,233,439
 Realized gains (losses) .............................................          (14,887,431)          5,243,833          5,003,007
 Change in unrealized depreciation during the period .................           (8,545,844)        (53,885,375)        (2,053,672)
                                                                              -------------       -------------      -------------
Net increase (decrease) in net assets resulting from operations ......          (23,527,477)        (28,653,374)        20,182,774
Policy transactions:
 Net premiums from policyholders .....................................           69,043,606         143,098,730         75,667,981
 Net transfers to policyholders for benefits and terminations ........          (61,994,557)       (101,783,680)       (45,347,424)
                                                                              -------------       -------------      -------------
Net increase in net assets resulting from policy transactions ........            7,049,049          41,315,050         30,320,557
                                                                              -------------       -------------      -------------
Total increase (decrease) in net assets ..............................          (16,478,428)         12,661,676         50,503,331
Net assets at beginning of period ....................................          128,183,227         115,521,551         65,018,220
                                                                              -------------       -------------      -------------
Net assets at end of period ..........................................        $ 111,704,799       $ 128,183,227      $ 115,521,551
                                                                              =============       =============      =============


                                                                                             ACTIVE BOND SUBACCOUNT
                                                                                --------------------------------------------------
                                                                                     2001             2000              1999
                                                                                -------------     -------------    ---------------
Increase (decrease) in net assets from operations:
 Net investment income .................................................         $  3,349,819      $  2,279,464     $  2,725,206
 Realized gains (losses) ...............................................              274,991        (1,159,229)      (1,391,910)
 Change in unrealized appreciation (depreciation) during the period ....              270,071         2,598,926       (1,837,190)
                                                                                 ------------      ------------     ------------
Net increase (decrease) in net assets resulting from operations ........            3,894,881         3,719,161         (503,894)
Policy transactions:
 Net premiums from policyholders .......................................           52,441,782        37,518,244       74,595,720
 Net transfers to policyholders for benefits and terminations ..........          (39,182,547)      (30,443,585)     (68,312,320)
                                                                                 ------------      ------------     ------------
Net increase in net assets resulting from policy transactions ..........           13,259,235         7,074,659        6,283,400
                                                                                 ------------      ------------     ------------
Total increase in net assets ...........................................           17,154,116        10,793,820        5,779,506
Net assets at beginning of period ......................................           49,115,293        38,321,473       32,541,967
                                                                                 ------------      ------------     ------------
Net assets at end of period ............................................         $ 66,269,409      $ 49,115,293     $ 38,321,473
                                                                                 ============      ============     ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                    INTERNATIONAL EQUITY INDEX SUBACCOUNT
                                                                 -------------------------------------------
                                                                     2001            2000            1999
                                                                 ------------   -------------   ------------
Increase (decrease) in net assets from operations:
 Net investment income ......................................... $    419,694   $   1,667,526   $    855,417
 Realized gains (losses) .......................................   (9,181,577)        670,269        753,750
 Change in unrealized appreciation (depreciation) during
  the period ...................................................    1,413,635      (8,622,825)     4,871,167
                                                                 ------------   -------------   ------------
Net increase (decrease) in net assets resulting from
 operations ....................................................   (7,348,248)     (6,285,030)     6,480,334
Policy transactions:
 Net premiums from policyholders ...............................   34,187,335      80,381,214     53,332,374
 Net transfers to policyholders for benefits and
  terminations .................................................  (33,091,158)    (72,181,237)   (39,209,664)
                                                                 ------------   -------------   ------------
Net increase in net assets resulting from policy transactions ..    1,096,177       8,199,977     14,122,710
                                                                 ------------   -------------   ------------
Total increase (decrease) in net assets ........................   (6,252,071)      1,914,947     20,603,044
Net assets at beginning of period ..............................   35,113,621      33,198,674     12,595,630
                                                                 ------------   -------------   ------------
Net assets at end of period .................................... $ 28,861,550   $  35,113,621   $ 33,198,674
                                                                 ============   =============   ============

                                                                           SMALL CAP GROWTH SUBACCOUNT
                                                                 -------------------------------------------
                                                                     2001           2000             1999
                                                                 ------------   -------------    -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss) .................................. $    (95,903)  $   3,354,331   $  3,637,734
 Realized gains (losses) .......................................  (13,849,486)      2,830,901      2,548,944
 Change in unrealized appreciation (depreciation) during
  the period ...................................................    8,935,605     (17,022,592)     3,920,455
                                                                 ------------   -------------   ------------
Net increase (decrease) in net assets resulting from
 operations ....................................................   (5,009,784)    (10,837,360)    10,107,133
Policy transactions:
 Net premiums from policyholders ...............................   59,798,744     135,469,377     52,637,861
 Net transfers to policyholders for benefits and
  terminations .................................................  (53,614,761)   (119,877,527)   (40,800,272)
                                                                 ------------   -------------   ------------
Net increase in net assets resulting from policy
 transactions ..................................................    6,183,983      15,591,850     11,837,589
                                                                 ------------   -------------   ------------
Total increase in net assets ...................................    1,174,199       4,754,490     21,944,722
Net assets at beginning of period ..............................   35,777,318      31,022,828      9,078,106
                                                                 ------------   -------------   ------------
Net assets at end of period .................................... $ 36,951,517   $  35,777,318   $ 31,022,828
                                                                 ============   =============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                         GLOBAL BALANCED SUBACCOUNT
                                                                   --------------------------------------------
                                                                      2001          2000           1999
                                                                   ------------   -------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income ..........................................  $     37,837   $     175,751    $    358,974
 Realized gains (losses) ........................................      (263,409)       (506,008)         15,640
 Change in unrealized depreciation during the period ............       (55,122)       (109,325)       (173,912)
                                                                   ------------   -------------    ------------
Net increase (decrease) in net assets resulting from
 operations .....................................................      (280,694)       (439,582)        200,702
Policy transactions:
 Net premiums from policyholders ................................     5,841,290       8,122,728       6,295,052
 Net transfers to policyholders for benefits and
  terminations ..................................................    (4,922,439)     (8,741,933)     (5,007,225)
                                                                   ------------   -------------    ------------
Net increase (decrease) in net assets resulting from policy
 transactions ...................................................       918,851        (619,205)      1,287,827
                                                                   ------------   -------------    ------------
Total increase (decrease) in net assets .........................       638,157      (1,058,787)      1,488,529
Net assets at beginning of period ...............................     3,533,069       4,591,856       3,103,327
                                                                   ------------   -------------    ------------
Net assets at end of period .....................................  $  4,171,226   $   3,533,069    $  4,591,856
                                                                   ============   =============    ============

                                                                            MID CAP GROWTH SUBACCOUNT
                                                                   --------------------------------------------
                                                                       2001           2000             1999
                                                                   -------------  -------------  --------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ...................................  $   (131,510)  $   8,938,378    $  6,389,535
 Realized gains (losses) ........................................   (30,861,303)      8,113,159       5,188,018
 Change in unrealized appreciation (depreciation) during
  the period ....................................................     7,681,654     (49,252,941)     15,078,681
                                                                   ------------   -------------    ------------
Net increase (decrease) in net assets resulting from
 operations .....................................................   (23,311,159)    (32,201,404)     26,656,234
Policy transactions:
 Net premiums from policyholders ................................    66,641,384     196,712,586      65,183,285
 Net transfers to policyholders for benefits and
  terminations ..................................................   (55,364,444)   (171,977,777)    (41,018,347)
                                                                   ------------   -------------    ------------
Net increase in net assets resulting from policy transactions ...    11,276,940      24,734,809      24,164,938
                                                                   ------------   -------------    ------------
Total increase (decrease) in net assets .........................   (12,034,219)     (7,466,595)     50,821,172
Net assets at beginning of period ...............................    56,033,021      63,499,616      12,678,444
                                                                   ------------   -------------    ------------
Net assets at end of period .....................................  $ 43,998,802   $  56,033,021    $ 63,499,616
                                                                   ============   =============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  LARGE CAP VALUE SUBACCOUNT
                                                         ----------------------------------------------
                                                              2001           2000            1999
                                                         --------------  ---------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income ................................. $     853,942   $     2,529,526  $   1,720,195
 Realized gains (losses) ...............................     1,491,664          (861,398)       705,454
 Change in unrealized appreciation (depreciation)
   during the period ...................................    (1,579,721)        3,840,473     (2,181,112)
                                                         -------------   ---------------  -------------
Net increase in net assets resulting from operations ...       765,885         5,508,601        244,537
Policy transactions:
 Net premiums from policyholders .......................   112,117,900        88,007,994     37,432,039
 Net transfers to policyholders for benefits and
   terminations ........................................   (83,060,818)      (67,960,426)   (27,199,179)
                                                         -------------   ---------------  -------------
Net increase in net assets resulting from policy
 transactions ..........................................    29,057,082        20,047,568     10,232,860
                                                         -------------   ---------------  -------------
Total increase in net assets ...........................    29,822,967        25,556,169     10,477,397
Net assets at beginning of period ......................    52,663,086        27,106,917     16,629,520
                                                         -------------   ---------------  -------------
Net assets at end of period ............................ $  82,486,053   $    52,663,086  $  27,106,917
                                                         =============   ===============  =============

                                                                    MONEY MARKET SUBACCOUNT
                                                        -----------------------------------------------
                                                            2001             2000              1999
                                                        --------------   ---------------  -------------
Increase in net assets from operations:
 Net investment income ................................. $   5,915,009   $     5,437,047  $   2,988,530
 Realized gains (losses) ...............................            --                --             --
 Change in unrealized appreciation (depreciation)
  during the period ....................................            --                --             --
                                                         -------------   ---------------  -------------
Net increase in net assets resulting from operations ...     5,915,009         5,437,047      2,988,530
Policy transactions:
 Net premiums from policyholders .......................   926,653,550     1,369,116,199    890,376,545
 Net transfers to policyholders for benefits and
  terminations .........................................  (926,809,279)   (1,246,419,884)  (918,869,964)
                                                         -------------   ---------------  -------------
Net increase (decrease) in net assets resulting from
 policy transactions ...................................      (155,729)      122,696,315    (28,493,419)
                                                         -------------   ---------------  -------------
Total increase (decrease) in net assets ................     5,759,280       128,133,362    (25,504,889)
Net assets at beginning of period ......................   189,140,131        61,006,769     86,511,658
                                                         -------------   ---------------  -------------
Net assets at end of period ............................ $ 194,899,411   $   189,140,131  $  61,006,769
                                                         =============   ===============  =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                              SMALL/MID CAP GROWTH SUBACCOUNT
                                                         ------------------------------------------
                                                             2001           2000            1999
                                                         -------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) .......................... $    (46,771)  $  1,206,888    $  1,388,661
 Realized gains (losses) ...............................   (1,115,407)      (652,532)         13,375
 Change in unrealized appreciation (depreciation)
  during the period ....................................    2,322,037        119,763      (1,001,208)
                                                         ------------   ------------    ------------
Net increase in net assets resulting from operations ...    1,159,859        674,119         400,828
Policy transactions:
 Net premiums from policyholders .......................   45,895,670     27,528,989      11,809,133
 Net transfers to policyholders for benefits and
  terminations .........................................  (31,722,197)   (26,015,925)     (9,775,543)
                                                         ------------   ------------    ------------
Net increase in net assets resulting from policy
  transactions .........................................   14,173,473      1,513,064       2,033,590
                                                         ------------   ------------    ------------
Total increase in net assets ...........................   15,333,332      2,187,183       2,434,418
Net assets at beginning of period ......................   12,113,014      9,925,831       7,491,413
                                                         ------------   ------------    ------------
Net assets at end of period ............................ $ 27,446,346   $ 12,113,014    $  9,925,831
                                                         ============   ============    ============

                                                               REAL ESTATE EQUITY SUBACCOUNT
                                                         ------------------------------------------
                                                             2001           2000            1999
                                                         -------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income ................................. $    944,911   $  1,524,133    $    515,377
 Realized gains (losses) ...............................    1,249,196      1,851,413        (735,504)
 Change in unrealized appreciation (depreciation)
  during the period ....................................   (1,054,039)     1,041,612          80,925
                                                         ------------   ------------    ------------
Net increase (decrease) in net assets resulting from
  operations ...........................................    1,140,068      4,417,158        (139,202)
Policy transactions:
 Net premiums from policyholders .......................   71,388,106    102,840,441      22,699,314
 Net transfers to policyholder for benefits and
  terminations .........................................  (64,824,033)   (98,637,433)    (18,093,640)
                                                         ------------   ------------    ------------
Net increase in net assets resulting from policy
 transactions ..........................................    6,564,073      4,203,008       4,605,674
                                                         ------------   ------------    ------------
Total increase in net assets ...........................    7,704,141      8,620,166       4,466,472
Net assets at beginning of period ......................   17,858,812      9,238,646       4,772,174
                                                         ------------   ------------    ------------
Net assets at end of period ............................ $ 25,562,953   $ 17,858,812    $  9,238,646
                                                         ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                                 GROWTH & INCOME SUBACCOUNT
                                                         -------------------------------------------
                                                             2001           2000            1999
                                                         -------------  -------------  --------------
Increase (decrease) in net assets from operations:
 Net investment income ................................. $    136,158   $ 33,281,395    $  22,850,302
 Realized gains (losses) ...............................  (22,771,102)     2,197,930        6,207,253
 Change in unrealized depreciation during the period ...   (6,624,392)   (63,700,088)      (5,814,839)
                                                         ------------   ------------    -------------
Net increase (decrease) in net assets resulting from
 operations ............................................  (29,259,336)   (28,220,763)      23,242,716
Policy transactions:
 Net premiums from policyholders .......................   56,368,816     86,946,862      196,639,863
 Net transfers to policyholders for benefits and
  terminations .........................................  (67,951,729)   (85,615,541)    (106,763,955)
                                                         ------------   ------------    -------------
Net increase (decrease) in net assets resulting from
 policy transactions ...................................  (11,582,913)     1,331,321       89,875,908
                                                         ------------   ------------    -------------
Total increase (decrease) in net assets ................  (40,842,249)   (26,889,442)     113,118,624
Net assets at beginning of period ......................  182,636,457    209,525,899       96,407,275
                                                         ------------   ------------    -------------
Net assets at end of period ............................ $141,794,208   $182,636,457    $ 209,525,899
                                                         ============   ============    =============

                                                                      MANAGED SUBACCOUNT
                                                          ------------------------------------------
                                                              2001           2000            1999
                                                          -------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income ................................. $  2,090,720   $ 13,157,769    $  10,756,436
 Realized gains (losses) ...............................   (5,079,994)      (233,751)       2,233,258
 Change in unrealized depreciation during the period ...     (644,512)   (13,708,391)      (6,419,069)
                                                         ------------   ------------    -------------
Net increase (decrease) in net assets resulting from
 operations ............................................   (3,633,786)      (784,373)       6,570,625
Policy transactions:
 Net premiums from policyholders .......................   49,647,455     33,494,293      113,292,872
 Net transfers to policyholders for benefits and
  terminations .........................................  (44,893,243)   (29,530,890)     (34,219,380)
                                                         ------------   ------------    -------------
Net increase in net assets resulting from policy
  transactions .........................................    4,754,212      3,963,403       79,073,492
                                                         ------------   ------------    -------------
Total increase in net assets ...........................    1,120,426      3,179,030       85,644,117
Net assets at beginning of period ......................  128,889,839    125,710,809       40,066,692
                                                         ------------   ------------    -------------
Net assets at end of period ............................ $130,010,265   $128,889,839    $ 125,710,809
                                                         ============   ============    =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  SHORT-TERM BOND SUBACCOUNT
                                                          ------------------------------------------
                                                              2001           2000            1999
                                                          -------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income .................................. $    806,245   $    883,541    $    907,486
 Realized gains (losses) ................................      575,731       (210,780)       (441,667)
 Change in unrealized appreciation (depreciation)
  during the period .....................................     (235,824)       451,906         (85,754)
                                                          ------------   ------------    ------------
Net increase in net assets resulting from operations ....    1,146,152      1,124,667         380,065
Policy transactions:
 Net premiums from policyholders ........................   54,927,647     20,531,773      41,259,110
 Net transfers to policyholders for benefits and
  terminations ..........................................  (55,031,484)   (16,825,756)    (49,156,693)
                                                          ------------   ------------    ------------
Net increase in net assets resulting from policy
 transactions ...........................................     (103,837)     3,706,017      (7,897,583)
                                                          ------------   ------------    ------------
Total increase (decrease) in net assets .................    1,042,315      4,830,684      (7,517,518)
Net assets at beginning of period .......................   16,559,672     11,728,988      19,246,506
                                                          ------------   ------------    ------------
Net assets at end of period ............................. $ 17,601,987   $ 16,559,672    $ 11,728,988
                                                          ============   ============    ============

                                                                 SMALL CAP EQUITY SUBACCOUNT
                                                          ------------------------------------------
                                                              2001           2000            1999
                                                          -------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income .................................. $    (61,866)  $  1,934,297    $    344,711
 Realized losses ........................................   (3,778,093)      (158,893)       (979,002)
 Change in unrealized appreciation (depreciation)
  during the period .....................................    2,191,298     (4,241,216)        325,684
                                                          ------------   ------------    ------------
Net decrease in net assets resulting from operations ....   (1,648,661)    (2,465,812)       (308,607)
Policy transactions:
 Net premiums from policyholders ........................   35,631,685     61,706,400      39,172,672
 Net transfers to policyholders for benefits and
  terminations ..........................................  (34,578,560)   (51,931,035)    (30,591,417)
                                                          ------------   ------------    ------------
Net increase in net assets resulting from policy
 transactions ...........................................    1,053,125      9,775,365       8,581,255
                                                          ------------   ------------    ------------
Total increase (decrease) in net assets .................     (595,536)     7,309,553       8,272,648
Net assets at beginning of period .......................   26,092,949     18,783,396      10,510,748
                                                          ------------   ------------    ------------
Net assets at end of period ............................. $ 25,497,413   $ 26,092,949    $ 18,783,396
                                                          ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                                    INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                                                ---------------------------------------------
                                                                     2001            2000            1999
                                                                -------------   -------------   -------------
Increase (decrease) in net assets from operations: ..........   $     182,441   $   2,457,059   $   2,006,004
 Net investment income ......................................     (13,065,694)      2,209,044       1,907,809
 Realized gains (losses) ....................................
 Change in unrealized appreciation (depreciation) during
   the period ...............................................       3,863,615     (11,479,826)      3,818,953
                                                                -------------   -------------   -------------
Net increase (decrease) in net assets resulting from
 operations .................................................      (9,019,638)     (6,813,723)      7,732,766
Policy transactions:
 Net premiums from policyholders ............................      86,918,818      91,465,296      43,216,216
 Net transfers to policyholders for benefits and
  terminations ..............................................     (83,038,820)    (74,820,451)    (38,372,463)
                                                                -------------   -------------   -------------
Net increase in net assets resulting from policy transactions       3,879,998      16,644,845       4,843,753
                                                                -------------   -------------   -------------
Total increase (decrease) in net assets .....................      (5,139,640)      9,831,122      12,576,519
Net assets at beginning of period ...........................
                                                                   41,366,171      31,535,049      18,958,530
Net assets at end of period .................................   -------------   -------------   -------------
                                                                $  36,226,531   $  41,366,171   $  31,535,049
                                                                =============   =============   =============

                                                                           EQUITY INDEX SUBACCOUNT
                                                                ---------------------------------------------
                                                                     2001            2000            1999
                                                                -------------   -------------   -------------
Increase (decrease) in net assets from operations:
 Net investment income ......................................   $   1,588,707   $   7,726,442   $   5,503,450
 Realized gains (losses) ....................................      (5,696,097)      4,357,007       7,681,081
 Change in unrealized appreciation (depreciation) during
   the period ...............................................     (16,711,259)    (30,073,491)      4,678,509
                                                                -------------   -------------   -------------
Net increase (decrease) in net assets resulting from
 operations .................................................     (20,818,649)    (17,990,042)     17,863,040
Policy transactions:
 Net premiums from policyholders ............................     163,829,988     155,703,961     225,994,914
 Net transfers to policyholders for benefits and
  terminations ..............................................    (116,472,269)   (126,828,610)   (147,909,470)
                                                                -------------   -------------   -------------
Net increase in net assets resulting from policy transactions      47,357,719      28,875,351      78,085,444
                                                                -------------   -------------   -------------
Total increase in net assets ................................      26,539,070      10,885,309      95,948,484
Net assets at beginning of period ...........................     160,798,440     149,913,131      53,964,647
                                                                -------------   -------------   -------------
Net assets at end of period .................................   $ 187,337,510   $ 160,798,440   $ 149,913,131
                                                                =============   =============   =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                     GLOBAL BOND SUBACCOUNT
                                                                           --------------------------------------------
                                                                               2001            2000            1999
                                                                           ------------    ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income .................................................   $    523,234    $    430,194    $    424,767
 Realized gains (losses) ...............................................         54,217        (302,157)       (204,675)
 Change in unrealized appreciation (depreciation) during
   the period ..........................................................       (860,920)        688,537        (433,526)
                                                                           ------------    ------------    ------------
Net increase (decrease) in net assets resulting from operations ........       (283,469)        816,574        (213,434)
Policy transactions:
 Net premiums from policyholders .......................................     13,487,190       8,796,366      11,387,398
 Net transfers to policyholders for benefits and terminations ..........     (8,656,128)    (10,301,347)    (10,615,019)
                                                                           ------------    ------------    ------------
Net increase (decrease) in net assets resulting from policy
 transactions ..........................................................      4,831,062      (1,504,981)        772,379
Total increase (decrease) in net assets ................................      4,547,593        (688,407)        558,945
Net assets at beginning of period ......................................      8,150,109       8,838,516       8,279,571
                                                                           ------------    ------------    ------------
Net assets at end of period ............................................   $ 12,697,702    $  8,150,109    $  8,838,516
                                                                           ============    ============    ============

                                                                                   EMERGING MARKETS SUBACCOUNT
                                                                           --------------------------------------------
                                                                               2001            2000            1999
                                                                           ------------    ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ..........................................   $     (1,973)   $    432,227    $    132,259
 Realized gains (losses)  ..............................................     (2,416,530)     (1,410,734)        663,998
 Change in unrealized appreciation (depreciation) during
   the period ..........................................................      2,375,454      (2,006,595)        432,248
                                                                           ------------    ------------    ------------
Net increase in net assets resulting from operations ...................        (43,049)     (2,985,102)      1,228,505
Policy transactions:
 Net premiums from policyholders .......................................     30,322,605      72,543,484      18,579,194
 Net transfers to policyholders for benefits and terminations ..........    (29,539,278)    (68,002,822)    (16,271,324)
                                                                           ------------    ------------    ------------
Net increase in net assets resulting from policy transactions ..........        783,327       4,540,662       2,307,870
Total increase in net assets ...........................................        740,278       1,555,560       3,536,375
Net assets at beginning of period ......................................      5,278,940       3,723,380         187,005
                                                                           ------------    ------------    ------------
Net assets at end of period ............................................   $  6,019,218    $  5,278,940    $  3,723,380
                                                                           ============    ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                               BOND INDEX SUBACCOUNT
                                     -------------------------------------------
                                         2001           2000           1999
                                     -------------  -------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income ............. $  1,177,354   $    487,512    $   130,136
 Realized gains (losses) ...........      538,365        (53,751)      (104,174)
 Change in unrealized
  appreciation (depreciation)
  during the period ................     (351,339)       472,128        (78,192)
                                     ------------   ------------    -----------
Net increase (decrease) in net
 assets resulting from operations ..    1,364,380        905,889        (53,230)
Policy transactions:
 Net premiums from policyholders ...   40,604,696     14,954,848      6,472,518
 Net transfers to policyholders
  for benefits and terminations ....  (26,565,597)    (8,187,184)    (2,358,694)
                                     ------------   ------------    -----------
Net increase in net assets
 resulting from policy
 transactions ......................   14,039,099      6,767,664      4,113,824
Total increase in net assets .......   15,403,479      7,673,553      4,060,594
Net assets at beginning of period ..   12,799,604      5,126,051      1,065,457
                                     ------------   ------------    -----------
Net assets at end of period ........ $ 28,203,083   $ 12,799,604    $ 5,126,051
                                     ============   ============    ===========

                                           SMALL/MID CAP CORE SUBACCOUNT
                                     -------------------------------------------
                                         2001           2000           1999
                                     -------------  -------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income ............. $     17,142   $    100,765    $    52,711
 Realized gains (losses) ...........     (240,918)        52,147         65,733
 Change in unrealized
  appreciation (depreciation)
  during the period ................      534,166       (145,708)       (10,735)
                                     ------------   ------------    -----------
Net increase in net assets
 resulting from operations .........      310,390          7,204        107,709
Policy transactions:
 Net premiums from policyholders ...   25,636,739     18,340,255      5,817,483
 Net transfers to policyholders
  for benefits and terminations. ...  (11,747,714)   (16,306,841)    (5,611,532)
                                     ------------   ------------    -----------
Net increase in net assets
 resulting from policy
 transactions ......................   13,889,025      2,033,414        205,951
Total increase in net assets .......   14,199,415      2,040,618        313,660
Net assets at beginning of period ..    2,657,431        616,813        303,153
                                     ------------   ------------    -----------
Net assets at end of period ........ $ 16,856,846   $  2,657,431    $   616,813
                                     ============   ============    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                             HIGH YIELD BOND SUBACCOUNT
                                     --------------------------------------------
                                         2001           2000            1999
                                     -------------  -------------  --------------
Increase (decrease) in net
 assets from operations:
 Net investment income ............  $    607,708   $    359,215    $    340,435
 Realized gains (losses) ..........      (974,822)      (207,326)         42,365
 Change in unrealized
  appreciation (depreciation)
  during the period ...............       339,777       (650,931)       (139,659)
                                     ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from
 operations .......................       (27,337)      (499,042)        243,141
Policy transactions:
 Net premiums from policyholders ..    52,681,738      9,819,846      19,870,990
 Net transfers to policyholders
  for benefits and terminations ...   (46,455,863)    (8,852,014)    (20,368,501)
                                     ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from policy
 transactions .....................     6,225,875        967,832        (497,511)
Total increase (decrease) in net
 assets ...........................     6,198,538        468,790        (254,370)
Net assets at beginning of
 period ...........................     4,742,004      4,273,214       4,527,584
                                     ------------   ------------    ------------
Net assets at end of period .......  $ 10,940,542   $  4,742,004    $  4,273,214
                                     ============   ============    ============

                                            TURNER CORE GROWTH SUBACCOUNT
                                      -------------------------------------------
                                          2001           2000           1999
                                      -------------  -------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) ...... $    (11,239)  $  3,072,760    $  1,315,438
 Realized gains (losses) ...........   (6,160,576)     2,749,177       1,038,462
 Change in unrealized
  appreciation (depreciation)
  during the period ................      462,307     (8,773,256)      1,626,646
                                     ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from operations ..   (5,709,508)    (2,951,319)      3,980,546
Policy transactions:
 Net premiums from policyholders ...   19,490,344     57,091,019      23,098,524
 Net transfers to policyholders
  for benefits and terminations.....  (14,451,228)   (54,259,832)     (9,308,254)
                                     ------------   ------------    ------------
Net increase in net assets
 resulting from policy
 transactions ......................    5,039,116      2,831,187      13,790,270
Total increase (decrease) in net
 assets ............................     (670,392)      (120,132)     17,770,816
Net assets at beginning of period ..   22,550,873     22,671,005       4,900,189
                                     ------------   ------------    ------------
Net assets at end of period ........ $ 21,880,481   $ 22,550,873    $ 22,671,005
                                     ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                              BRANDES INTERNATIONAL
                                                EQUITY SUBACCOUNT
                                    -------------------------------------------
                                        2001           2000            1999
                                    -------------  -------------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income ............ $    561,947   $  2,792,306    $    515,681
 Realized gains ...................    1,952,975      1,629,793         507,727
 Change in unrealized
  appreciation (depreciation)
  during the period ...............   (7,556,070)    (2,602,173)      3,486,097
                                    ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from
 operations .......................   (5,041,148)     1,819,926       4,509,505
Policy transactions:
 Net premiums from policyholders ..   54,859,060     34,606,916      12,134,533
 Net transfers to policyholders
  for benefits and terminations ...  (38,544,794)   (17,063,755)     (5,569,496)
                                    ------------   ------------    ------------
Net increase in net assets
 resulting from policy
 transactions .....................   16,314,266     17,543,161       6,565,037
                                    ------------   ------------    ------------
Total increase in net assets ......   11,273,118     19,363,087      11,074,542
Net assets at beginning of
 period ...........................   36,778,383     17,415,296       6,340,754
                                    ------------   ------------    ------------
Net assets at end of period ....... $ 48,051,501   $ 36,778,383    $ 17,415,296
                                    ============   ============    ============

                                                 FRONTIER CAPITAL
                                             APPRECIATION SUBACCOUNT
                                    --------------------------------------------
                                        2001           2000            1999
                                    -------------  -------------  --------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss) ..... $    (44,638)  $  5,746,620    $    449,994
 Realized gains (losses) ..........   (4,000,460)     4,402,175         624,068
 Change in unrealized
  appreciation (depreciation)
  during the period ...............    3,601,003     (9,587,258)      3,431,408
                                    ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from
 operations .......................     (444,095)       561,537       4,505,470
Policy transactions:
 Net premiums from policyholders ..   34,272,034     40,643,205      25,135,447
 Net transfers to policyholders
  for benefits and terminations ...  (24,795,925)   (34,557,509)    (22,331,613)
                                    ------------   ------------    ------------
Net increase in net assets
 resulting from policy
 transactions .....................    9,476,109      6,085,696       2,803,834
                                    ------------   ------------    ------------
Total increase in net assets ......    9,032,014      6,647,233       7,309,304
Net assets at beginning of
 period ...........................   23,632,255     16,985,022       9,675,718
                                    ------------   ------------    ------------
Net assets at end of period ....... $ 32,664,269   $ 23,632,255    $ 16,985,022
                                    ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                                       CLIFTON ENHANCED US EQUITY
                                                                                               SUBACCOUNT
                                                                                -----------------------------------------
                                                                                    2001           2000           1999
                                                                                -------------  -------------  -----------
Increase (decrease) in net assets
 from operations:
 Net investment income .........................................                $  1,006,518   $ 1,393,023    $   518,137
 Realized gains (losses) .......................................                  (2,905,570)      132,736        264,436
 Change in unrealized
  appreciation (depreciation)
  during the period ............................................                    (557,430)   (2,553,428)       151,562
                                                                                ------------   ------------    -----------
Net increase (decrease) in net
 assets resulting from operations ..............................                  (2,456,482)   (1,027,669)       934,135
Policy transactions:
 Net premiums from policyholders ...............................                  37,017,246    15,685,529      6,480,741
 Net transfers to policyholders
  for benefits and terminations ................................                 (20,297,445)  (11,190,723)    (3,151,279)
                                                                                ------------   ------------    -----------
Net increase in net assets
 resulting from policy
 transactions ..................................................                  16,719,801     4,494,806      3,329,462
                                                                                ------------   ----------    -----------
Total increase in net assets ...................................                  14,263,319     3,467,137      4,263,597
Net assets at beginning of period ..............................                  10,205,351     6,738,214      2,474,617
                                                                                ------------  ------------    -----------
Net assets at end of period ....................................                $ 24,468,670  $ 10,205,351    $ 6,738,214
                                                                                ============  ============    ===========

                                                                    LARGE CAP AGGRESSIVE             FUNDAMENTAL
                                                                      GROWTH SUBACCOUNT           GROWTH SUBACCOUNT
                                                                  -------------------------------------------------------
                                                                     2001         2000**         2001          2000**
                                                                  ------------  ------------  ------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ..................................  $    (3,151)  $      5,904  $     (4,020)   $   205,119
 Realized losses ...............................................     (362,890)       (11,798)   (1,548,338)       (46,349)
 Change in unrealized appreciation (depreciation) during
  the period ...................................................      131,647        (37,617)      509,072       (568,635)
                                                                  -----------   ------------  ------------    -----------
Net decrease in net assets resulting from operations ...........     (234,394)       (43,511)   (1,043,286)      (409,865)
Policy transactions:
 Net premiums from policyholders ...............................    9,373,181      3,456,939     3,652,553      9,131,403
 Net transfers to policyholders for benefits and
  terminations .................................................   (6,935,633)    (3,068,441)   (3,703,958)    (6,708,404)
                                                                  -----------   ------------  ------------    -----------
Net increase (decrease) in net assets resulting from
 policy transactions. ..........................................    2,437,548        388,498       (51,405)     2,422,999
                                                                  -----------   ------------  ------------    -----------
Total increase (decrease) in net assets ........................    2,203,154        344,987    (1,094,691)     2,013,134
Net assets at beginning of period. .............................      344,987             --     2,013,134             --
                                                                  -----------   --- --------  ------------    -----------
Net assets at end of period ....................................  $ 2,548,141   $    344,987  $    918,443    $ 2,013,134
                                                                  ===========   ============  ============    ===========

 -------------------------

 ** From April 28, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                 AIM V.I. VALUE            FIDELITY VIP GROWTH
                                                                   SUBACCOUNT                   SUBACCOUNT
                                                           ---------------------------  ----------------------------
                                                               2001          2000*          2001          2000**
                                                           -------------  ------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ...........................  $     (1,923)  $    47,633   $    (10,687)   $    (1,420)
 Realized losses ........................................      (711,696)      (54,358)    (1,452,397)        (8,731)
 Change in unrealized appreciation (depreciation)
  during the period .....................................       190,958      (101,244)        (8,026)      (156,818)
                                                           ------------   -----------   ------------    -----------
Net decrease in net assets resulting from
 operations .............................................      (522,661)     (107,969)    (1,471,110)      (166,969)
Policy transactions:
 Net premiums from policyholders ........................    14,927,640     4,263,052     28,833,063      6,655,609
 Net transfers to policyholders for benefits and
  terminations ..........................................   (12,990,470)   (2,990,639)   (24,690,799)    (4,970,882)
                                                           ------------   -----------   ------------    -----------
Net increase in net assets resulting from policy
 transactions ...........................................     1,937,170     1,272,413      4,142,264      1,684,727
                                                           ------------   -----------   ------------    -----------
Total increase in net assets ............................     1,414,509     1,164,444      2,671,154      1,517,758
Net assets at beginning of period. ......................     1,164,444            --      1,517,758             --
                                                           ------------   -----------   ------------    -----------
Net assets at end of period .............................  $  2,578,953   $ 1,164,444   $  4,188,912    $ 1,517,758
                                                           ============   ===========   ============    ===========

 -------------------------

 * From April 24, 2000 (commencement of operations).
 ** From April 28, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                 FIDELITY VIP II             JANUS ASPEN GLOBAL
                                                              CONTRAFUND SUBACCOUNT        TECHNOLOGY SUBACCOUNT
                                                            --------------------------------------------------------
                                                                2001         2000*          2001          2000**
                                                            -------------  -----------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ............................  $      1,015   $   (1,017)  $     10,423    $     2,028
 Realized losses .........................................      (470,107)     (11,057)      (705,841)       (69,974)
 Change in unrealized appreciation (depreciation)
  during the period ......................................        59,663      (35,244)         3,967        (98,497)
                                                            ------------   ----------   ------------    -----------
Net decrease in net assets resulting from
 operations ..............................................      (409,429)     (47,318)      (691,451)      (166,443)
Policy transactions:
 Net premiums from policyholders .........................    14,889,228    1,758,982     15,124,945      2,902,504
 Net transfers to policyholders for benefits and
  terminations ...........................................   (10,244,751)    (705,047)   (12,090,684)    (2,293,755)
                                                            ------------   ----------   ------------    -----------
Net increase in net assets resulting from policy
 transactions. ...........................................     4,644,477    1,053,935      3,034,261        608,749
                                                            ------------   ----------   ------------    -----------
Total increase in net assets .............................     4,235,048    1,006,617      2,342,810        442,306
Net assets at beginning of period. .......................     1,006,617           --        442,306             --
                                                            ------------   ----------   ------------    -----------
Net assets at end of period ..............................  $  5,241,665   $1,006,617   $  2,785,116    $   442,306
                                                            ============   ==========   ============    ===========

                                                              JANUS ASPEN WORLDWIDE         MFS NEW DISCOVERY
                                                                GROWTH SUBACCOUNT           SERIES SUBACCOUNT
                                                           --------------------------  ----------------------------
                                                              2001         2000**          2001           2000*
                                                           ------------  ------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ............................ $       1,163  $   175,411   $     91,210    $    (1,349)
 Realized gains (losses) .................................      (377,539)    (140,835)      (428,468)        16,026
 Change in unrealized appreciation (depreciation)
  during the period ......................................       (72,698)     (61,271)       211,521        (94,403)
                                                           -------------  -----------   ------------    -----------
Net decrease in net assets resulting from
 operations ..............................................      (449,074)    (185,015)      (125,737)       (79,726)
Policy transactions:
 Net premiums from policyholders .........................     9,782,816    8,457,498     31,343,292      4,148,131
 Net transfers to policyholders for benefits and
  terminations ...........................................    (8,218,272)  (7,234,105)   (23,599,696)    (2,889,948)
                                                           -------------  -----------   ------------    -----------
Net increase in net assets resulting from policy
 transactions. ...........................................     1,564,544    1,223,393      7,743,596      1,258,183
                                                           -------------  -----------   ------------    -----------
Total increase in net assets .............................     1,115,470    1,038,378      7,617,859      1,178,457
Net assets at beginning of period. .......................     1,038,378           --      1,178,457             --
                                                           -------------  -----------   ------------    -----------
Net assets at end of period .............................. $   2,153,848  $ 1,038,378   $  8,796,316    $ 1,178,437
                                                           =============  ===========   ============    ===========

 _________________________

 * From May 1, 2000 (commencement of operations).
** From June 29, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                 TEMPLETON                V.A. FINANCIAL
                                                         INTERNATIONAL SUBACCOUNT      INDUSTRIES SUBACCOUNT
                                                        --------------------------     ---------------------
                                                            2001          2000*               2001**
                                                        -------------  -----------     ---------------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ......................... $     85,627   $       (640)        $     693
 Realized gains (losses) ..............................     (752,426)        11,899              (150)
 Change in unrealized appreciation (depreciation)
  during the period ...................................      113,268         15,320            (5,763)
                                                        ------------   ------------         ---------
Net increase (decrease) in net assets resulting
 from operations ......................................     (553,531)        26,579            (5,220)
Policy transactions:
 Net premiums from policyholders ......................   43,355,972     11,365,793           408,104
 Net transfers to policyholders for benefits and
  terminations ........................................  (40,524,558)   (10,522,033)         (259,796)
                                                        ------------   ------------         ---------
Net increase in net assets resulting from policy
  transactions ........................................    2,831,414        843,760           148,308
                                                        ------------   ------------         ---------
Total increase in net assets ..........................    2,277,883        870,339           143,088
Net assets at beginning of period .....................      870,339             --                --
                                                        ------------   ------------         ---------
Net assets at end of period ........................... $  3,148,222   $    870,339         $ 143,088
                                                        ============   ============         =========

 _________________________

 * From May 1, 2000 (commencement of operations).
** From commencement of operations (refer to footnote 6b).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       FOR THE PERIODS ENDED DECEMBER 31,

                                              V.A. RELATIVE  V.A. STRATEGIC    HEALTH       INTERNATIONAL
                                                  VALUE          INCOME       SCIENCES         EQUITY
                                               SUBACCOUNT      SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                              -------------  --------------  -----------   --------------
                                                  2001*           2001*         2001*           2001*
                                              -------------  --------------  -----------   --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) ...............  $      170    $     5,221     $      (457)   $        43
 Realized gains (losses) ....................      17,298          7,133          (2,122)       (10,857)
 Change in unrealized appreciation
  (depreciation) during the period ..........       1,589         (3,537)         (4,934)        (2,585)
                                               ----------    -----------     -----------    -----------
Net increase (decrease) in net assets
 resulting from operations ..................      19,057          8,817          (7,513)       (13,399)
Policy transactions:
 Net premiums from policyholders ............     982,369      1,077,976       1,607,875      1,803,664
 Net transfers to policyholders for benefits
  and terminations ..........................    (515,153)      (721,270)        (59,706)    (1,372,651)
                                               ----------    -----------     -----------    -----------
Net increase in net assets resulting from
 policy transactions ........................     467,216        356,706       1,548,169        431,013
                                               ----------    -----------     -----------    -----------
Total increase in net assets ................     486,273        365,523       1,540,656        417,614
Net assets at beginning of period ...........          --             --              --             --
                                               ----------    -----------     -----------    -----------
Net assets at end of period .................  $  486,273    $   365,523     $ 1,540,656    $   417,614
                                               ==========    ===========     ===========    ===========

                                                LARGE CAP    LARGE/MID CAP   SMALL CAP      AIM V.I.
                                               VALUE CORE        VALUE         VALUE         GROWTH
                                               SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                               -----------   -------------   ----------    -----------
                                                  2001*           2001*         2001*         2001*
                                               -----------   -------------   ----------    -----------
Increase (decrease) in net assets from
 operations:
 Net investment income ......................  $    2,995    $    10,265     $    32,296    $       106
 Realized losses ............................      (1,012)       (52,836)        (51,686)          (522)
 Change in unrealized appreciation
  (depreciation) during the period ..........       2,334        390,633         950,055           (481)
                                               ----------    -----------     -----------    -----------
Net increase (decrease) in net assets
 resulting from operations ..................       4,317        348,062         930,665           (897)
Policy transactions:
 Net premiums from policyholders ............   2,488,224     43,631,124      19,262,591        105,110
 Net transfers to policyholders for benefits
  and terminations ..........................     (47,163)    (2,093,619)     (7,950,541)        (1,471)
                                               ----------    -----------     -----------    -----------
Net increase in net assets resulting from
 policy transactions ........................   2,441,061     41,537,505      11,312,050        103,639
                                               ----------    -----------     -----------    -----------
Total increase in net assets ................   2,445,378     41,885,567      12,242,715        102,742
Net assets at beginning of period ...........          --             --              --             --
                                               ----------    -----------     -----------    -----------
Net assets at end of period .................  $2,445,378    $41,885,567     $12,242,715    $   102,742
                                               ==========    ===========     ===========    ===========

 __________________________

 * From commencement of operations (refer to footnote 6b).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       FOR THE PERIODS ENDED DECEMBER 31,

                                                                                 MFS INVESTORS   MFS RESEARCH
                                                                                     GROWTH         SERIES
                                                                                  SUBACCOUNT      SUBACCOUNT
                                                                                -------------    ------------
                                                                                     2001*           2001*
                                                                                -------------    ------------
Increase (decrease) in net assets from operations:
 Net investment loss .........................................................  $    (17)          $     (9)
 Realized losses .............................................................    (1,101)            (1,524)
 Change in unrealized appreciation (depreciation) during the period ..........      (591)             2,983
                                                                                --------           --------
Net increase (decrease) in net assets resulting from operations ..............    (1,709)             1,450
Policy transactions:
 Net premiums from policyholders .............................................   165,599             99,292
 Net transfers to policyholders for benefits and terminations ................   (10,677)           (19,075)
                                                                                --------           --------
Net increase in net assets resulting from policy transactions ................   154,922             80,217
                                                                                --------           --------
Total increase in net assets .................................................   153,213             81,667
Net assets at beginning of period ............................................        --                 --
                                                                                --------           --------
Net assets at end of period ..................................................  $153,213           $ 81,667
                                                                                ========           ========

 -------------------------

 * From commencement of operations (refer to footnote 6b).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 2001

1. ORGANIZATION

   John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. Currently, the Account funds VEP Classes #1, #2 and #3, VCOLI Classes #4, #5 and #6, V MEVL Class #7, MVEP Class #8, MVUL Class #9, MVUL98 Class #10, MVEP Class #11, MEVL3 Class #12, VEP2 Class #13, VEP3 Class #14 and MVCOH Class #15. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of forty-five subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Trust), John Hancock Declaration Trust (Declaration Trust) or of other outside investment trusts (Outside Trusts). New subaccounts may be added as new Portfolios are added to the Trust, Declaration Trust or to the Outside Trusts, or as other investment options are developed and made available to policyholders. The forty-five Portfolios of the Trust, Declaration Trust and the Outside Trusts which are currently available are the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets (formerly Emerging Markets Equity), Bond Index, Small Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, Aim V.I. Value, Fidelity VIP Growth, Fidelity VIP Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, Templeton International, V.A. Financial Industries, V.A. Relative Value, V.A. Strategic Income, Health Sciences, International Equity, Large Cap Value CORE, Large/Mid Cap Value, Small Cap Value (formerly Small/Mid Cap Value), AIM V.I. Growth, MFS Investors Growth and MFS Research Series Portfolios. Each portfolio has a different investment objective.

   The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

   The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

  Estimates

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Valuation of Investments

   Investment in shares of the Trust, Declaration Trust and of the Outside Trust are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolios shares are determined on the basis of identified cost.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Federal Income Taxes

   The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

 Expenses

   JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .05% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

   JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

   Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

 Amounts Receivable/Payable

   Receivables/Payables to/from portfolios/JHVLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective portfolios' shares. The amounts are due to/from either the respective portfolio and/or John Hancock Variable Life Insurance Company for the benefit of policyholders.

3. TRANSACTION WITH AFFILIATES

   John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.

4. NEW AUDIT GUIDE

   Effective January 1, 2001, the Account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide), as revised, effective for fiscal years beginning after December 15, 2001. The adoption of the Guide did not impact the total net assets of the subaccounts for fiscal year 2001. Certain disclosures in the financial statements of the Account have changed as a result of the adoption of the Guide. The financial statement presentation of the account for the years prior to 2001 have not been restated.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5. DETAILS OF INVESTMENTS

   The details of the shares owned, cost and value of investments in the Subaccounts of the Trust, Declaration Trust and of the Outside Trusts at December 31, 2001 were as follows:

                                        SHARES
SUBACCOUNT                              OWNED           COST          VALUE
----------                              ------          ----          -----
Large Cap Growth...................     7,186,917  $166,795,604   $111,704,800
Active Bond........................     6,936,630    65,591,211     66,269,409
International Equity Index.........     2,390,440    32,096,126     28,861,551
Small Cap Growth...................     3,138,723    39,923,210     36,951,517
Global Balanced....................       486,880     4,424,531      4,171,226
Mid Cap Growth.....................     4,471,772    68,814,519     43,998,802
Large Cap Value....................     5,827,602    81,958,055     82,486,053
Money Market.......................   194,899,411   194,899,411    194,899,411
Small/Mid Cap Growth...............     1,947,755    25,966,878     27,446,346
Real Estate Equity.................     1,887,011    25,980,539     25,562,953
Growth & Income....................    11,883,355   209,979,823    141,794,208
Managed............................     9,939,306   148,739,926    130,010,266
Short-Term Bond....................     1,740,846    17,620,581     17,601,987
Small Cap Equity...................     2,900,330    27,749,921     25,497,414
International Opportunities........     3,894,614    39,139,371     36,226,531
Equity Index.......................    12,614,511   222,896,795    187,337,510
Global Bond........................     1,303,950    13,272,322     12,697,702
Emerging Markets...................       934,901     5,215,822      6,019,218
Bond Index.........................     2,852,414    28,170,703     28,203,083
Small/Mid Cap CORE.................     1,717,214    16,460,405     16,856,846
High Yield Bond....................     1,601,843    11,241,939     10,940,542
Turner Core Growth.................     1,632,872    27,955,481     21,880,480
Brandes International Equity.......     3,884,519    54,670,040     48,051,501
Frontier Capital Appreciation......     1,929,372    35,150,521     32,664,269
Clifton Enhanced US Equity.........     1,804,474    27,331,446     24,468,670
Large Cap Aggressive Growth........       313,894     2,454,111      2,548,141
Fundamental Growth.................       108,270       978,005        918,443
AIM V.I. Value.....................       110,448     2,489,238      2,578,953
Fidelity VIP Growth................       125,117     4,353,756      4,188,912
Fidelity VIP II Contrafund.........       261,299     5,217,246      5,241,665
Janus Aspen Global Technology......       682,627     2,879,646      2,785,116
Janus Aspen Worldwide Growth.......        75,893     2,288,267      2,153,848
MFS New Discovery Series...........       576,052     8,679,198      8,796,316
Templeton International............       268,162     3,019,634      3,148,222
V.A. Financial Industries..........         9,828       148,851        143,088
V.A. Relative Value................        50,028       484,684        486,273
V.A. Strategic Income..............        42,306       369,060        365,523
Health Sciences....................       157,083     1,545,590      1,540,656
International Equity...............        55,307       420,200        417,615
Large Cap Value CORE...............       248,671     2,443,044      2,445,378
Large/Mid Cap Value................     3,935,043    41,494,934     41,885,567
Small Cap Value....................       889,692    11,292,660     12,242,715
AIM V.I. Growth....................         6,291       103,223        102,742
MFS Investors Growth...............        15,682       153,804        153,213
MFS Research Series................         5,703        78,684         81,667

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

   Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Trust, Declaration Trust and of the Outside Trusts during 2001 were as follows:

     SUBACCOUNT                                     PURCHASES        SALES
     ----------                                     ---------        -----
Large Cap Growth................................. $ 30,853,807   $ 23,898,959
Active Bond......................................   39,858,390     23,249,336
International Equity Index.......................   24,016,650     22,497,024
Small Cap Growth.................................   25,532,184     19,444,104
Global Balanced..................................    2,901,470      1,944,782
Mid Cap Growth...................................   31,214,397     20,068,967
Large Cap Value..................................   50,502,636     19,548,962
Money Market.....................................  297,642,258    291,882,978
Small/Mid Cap Growth.............................   24,833,161     10,706,459
Real Estate Equity...............................   30,104,043     21,841,421
Growth & Income..................................   28,608,470     40,055,225
Managed.........................................    35,756,073     28,231,574
Short-Term Bond..................................   21,509,634     20,807,226
Small Cap Equity.................................   13,564,975     12,573,715
International Opportunities......................   40,475,461     36,413,022
Equity Index.....................................  103,673,321     48,706,525
Global Bond......................................    7,685,568      2,331,272
Emerging Markets.................................   16,049,120     15,267,766
Bond Index.......................................   23,983,482      8,723,707
Small/Mid Cap CORE...............................   17,734,314      3,828,147
High Yield Bond..................................   27,157,545     20,323,962
Turner Core Growth...............................   14,412,984      9,385,108
Brandes International Equity.....................   35,283,458     16,557,892
Frontier Capital Appreciation....................   21,799,567     12,114,942
Clifton Enhanced US Equity.......................   26,158,622      8,432,303
Large Cap Aggressive Growth......................    5,602,281      3,167,884
Fundamental Growth...............................    1,278,434      1,333,859
AIM V.I. Value...................................   10,331,856      8,344,723
Fidelity VIP Growth..............................   29,273,933     23,818,899
Fidelity VIP II Contrafund.......................   12,148,128      7,474,791
Janus Aspen Global Technology....................    6,722,532      3,677,848
Janus Aspen Worldwide Growth.....................    3,609,407      2,043,700
MFS New Discovery Series.........................   18,122,724     10,284,066
Templeton International..........................   17,092,221     13,429,496
V.A. Financial Industries........................      417,117        263,888
V.A. Relative Value..............................    1,227,827        733,321
V.A. Strategic Income............................    1,081,958        720,031
Health Sciences..................................    1,598,930         51,218
International Equity.............................    1,721,703      1,290,646
Large Cap Value CORE.............................    2,459,823         15,767
Large/Mid Cap Value..............................   42,671,729      1,123,959
Small Cap Value..................................   15,324,859      3,914,970
AIM V.I. Growth..................................      106,775          3,030
MFS Investors Growth.............................      162,290          7,385
MFS Research Series..............................       97,798         17,590

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

6. UNIT VALUES

   A summary of unit values and units outstanding for variable life contracts and the expense and investment income ratios, excluding expenses of the underlying Portfolios were as follows:

                                                                                   FOR THE YEAR OR PERIOD
                                         AT DECEMBER 31, 2001                      ENDED DECEMBER 31, 2001
                                  ----------------------------------   ---------------------------------------------
                                             UNIT FAIR                  EXPENSES                         TOTAL
                                               VALUE                      RATIO*     INVESTMENT         RETURN***
                                   UNITS       LOWEST         ASSETS     LOWEST        INCOME          LOWEST TO
SUBACCOUNT                        (000S)     TO HIGHEST       (000S)   TO HIGHEST      RATIO**          HIGHEST
----------                    ---------      ----------       ------   ----------      -------          -------
Large Cap Growth                   5,041  $14.90 to $55.19  $111,705  .05% to .625%     0.25%     (18.24)% to (17.54)%
Active Bond                        3,557   13.84 to 33.56     66,269   .05 to .625      7.43        6.80 to 235.60/c/
International Equity Index         2,265   9.87 to 19.15      28,862   .05 to .625      2.11       (20.79) to 91.50/c/
Small Cap Growth                   2,437   14.70 to 16.83     36,952   .05 to .625     --/a/       (13.09) to 52.30/c/
Global Balanced                      371   10.88 to 11.56      4,171   .05 to .625      1.61        (7.01) to (6.40)
Mid Cap Growth                     3,002   14.20 to 16.04     43,999   .05 to .625     --/a/       (37.33) to 47.10/c/
Large Cap Value                    4,594   15.58 to 18.90     82,486   .05 to .625      1.83        0.61 to 89.00/c/
Money Market                      14,320   12.56 to 19.75    194,899   .05 to .625      4.52        3.26 to 44.40/c/
Small/Mid Cap Growth               1,541   14.13 to 23.00     27,446   .05 to .625     --/a/          2.14 to 2.78
Real Estate Equity                 1,239   13.29 to 32.43     25,563   .05 to .625      5.34        5.07 to 224.30/c/
Growth & Income                    6,069   13.99 to 59.88    141,794   .05 to .625      0.64       (16.00) to (15.45)
Managed                            4,490   14.88 to 45.55    130,010   .05 to .625      2.69        (3.47) to (2.84)
Short Term Bond                    1,192   13.29 to 15.68     17,602   .05 to .625      6.60        7.40 to 56.80/c/
Small Cap Equity                   2,371   10.30 to 11.04     25,497   .05 to .625      0.07       (4.40) to 10.40/c/
International Opportunities        3,321   10.79 to 11.18     36,227   .05 to .625      1.01       (21.41) to (20.88)
Equity Index                      10,568   15.82 to 18.87    187,338   .05 to .625      1.51       (12.54) to 88.70/c/
Global Bond                          948   12.73 to 13.72     12,698   .05 to .625      7.05       (2.07) to 37.20/c/
Emerging Markets                     818    7.29 to 7.46       6,019   .05 to .625      0.34      (4.20) to (25.40)/c/
Bond Index                         2,263   12.30 to 12.58     28,203   .05 to .625      6.79        7.05 to 25.80/c/
Small/Mid Cap CORE                 1,488   11.19 to 11.75     16,857   .05 to .625      0.48        0.35 to 14.40/c/
High Yield Bond                    1,191    9.08 to 9.29      10,941   .05 to .625     10.95        (7.10)/c/ to 2.09
Turner Core Growth                 1,231   16.67 to 19.69     21,880   .05 to .625      0.15       (24.06) to 96.90/c/
Brandes International Equity       3,104   15.28 to 16.10     48,052   .05 to .625      1.88       (13.30) to 58.60/c/
Frontier Capital Appreciation      1,548   19.76 to 24.69     32,664   .05 to .625     --/a/        (1.60) to (0.99)
Clifton Enhanced US Equity         1,779   10.25 to 13.90     24,469   .05 to .625      6.38       (13.16) to (13.02)
Large Cap Aggressive Growth          369    6.67 to 8.33       2,548   .05 to .625     --/a/      (16.70)/c/ to (14.65)
Fundamental Growth                   124   6.14 to 10.16         918   .05 to .625     --/a/         (32.67) to 1.60
Janus Aspen Global Technology        658    4.20 to 4.24       2,785   .05 to .625      1.15      (57.60)/c/to (37.37)
Janus Aspen Worldwide Growth         335    6.40 to 6.46       2,154   .05 to .625      0.40       (23.05) to (22.63)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                                                                 FOR THE YEAR OR PERIOD
                                       AT DECEMBER 31, 2001                     ENDED DECEMBER 31, 2001
                                 --------------------------------    ------------------------------------------------
                                           UNIT FAIR                 EXPENSES                             TOTAL
                                             VALUE                    RATIO*       INVESTMENT           RETURN***
                                UNITS        LOWEST      ASSETS      LOWEST TO      INCOME              LOWEST TO
SUBACCOUNT                      (000S)     TO HIGHEST    (000S)       HIGHEST       RATIO**              HIGHEST
----------                      ------     ----------    ------       -------       -------             --------
AIM V.I. Value                     251   $7.08 to $29.72  $ 2,579  .05% to .625%     0.15%       (15.30)% to (12.56)%
Fidelity VIP Growth                266    7.07 to 71.07     4,189   .05 to .625     --/a/        (18.22) to 610.70/c/
Fidelity VIP II Contrafund         512    8.20 to 27.72     5,242   .05 to .625      0.22         (12.97) to (12.36)
MFS New Discovery Series           922    9.06 to $16.49    8,796   .05 to .625     --/a/          (5.59) to (4.98)
Templeton International            372    8.17 to 21.12     3,148   .05 to .625      3.71         (16.55) to (16.02)
V.A. Financial Industries           14    9.09 to 15.63       143   .05 to .625     1.60/b/     (9.10)/c/ to 56.30/c/
V.A. Relative Value                 38    9.52 to 17.59       486   .05 to .625     0.23/b/     (4.80)/c /to 75.90/c/
V.A. Strategic Income               34   10.33 to 13.79       366   .05 to .625     11.20/b/     3.30/c /to 37.90/c/
Health Sciences                    157    9.77 to 9.81      1,541   .05 to .625     --/a/       (2.30)/c /to (1.90)/c/
International Equity                51    8.03 to 8.43        418   .05 to .625     0.17/b/    (19.70)/c /to (15.70)/c/
Large Cap Value CORE               251    9.59 to 10.37     2,445   .05 to .625     0.52/b/      (4.10)/c /to 3.70/c/
Large/Mid Cap Value              4,362    9.40 to 11.05    41,886   .05 to .625     0.15/b/     (6.00)/c /to 10.50/c/
Small Cap Value                  1,125   10.44 to 16.79    12,243   .05 to .625     1.03/b/      4.40/c /to 67.90/c/
AIM V.I. Growth                     11    8.44 to 20.77       103   .05 to .625     0.46/b/    (15.60)/c /to 107.70/c/
MFS Investors Growth                17    8.72 to 9.97        153   .05 to .625     --/a/      (12.80)/c /to (0.30)/c/
MFS Research Series                  5    8.59 to 18.67        82   .05 to .625     --/a/       (14.10)/c /to 86.70/c/

 * These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
** These amounts represent the dividends and other income received by the subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
***These amounts represents the total return for the periods indicated, including changes in the value of the underlying portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period
a. Portfolio distributed no dividends during the year.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 b. Investment income ratio is annualized. From commencement of operations as follows:


    V.A. Financial Industries            May 15, 2001
    V.A. Relative Value                  June 14, 2001
    V.A. Strategic Income                September 24, 2001
    International Equity                 June 7, 2001
    Large Cap Value CORE                 May 11, 2001
    Large/Mid Cap Value                  May 2, 2001
    Small Cap Value                      May 15, 2001
    AIM V.I. Growth                      June 4, 2001

 c. From commencement of operations as follows. $10 initial offering price.

    Active Bond                          October 18, 2001
    International Equity Index           December 12, 2001
    Small Cap Growth                     November 8, 2001
    Mid Cap Growth                       July 26, 2001
    Large Cap Value                      December 12, 2001
    Money Market                         July 26, 2001
    Real Estate Equity                   July 26, 2001
    Short Term Bond                      October 8, 2001
    Small Cap Equity                     December 10, 2001
    Equity Index                         July 26, 2001
    Global Bond                          October 8, 2001
    Emerging Markets                     December 10, 2001
    Bond Index                           October 8, 2001
    Small/Mid Cap CORE                   July 26, 2001
    High Yield Bond                      October 8, 2001
    Turner Core Growth                   October 8, 2001
    Brandes International Equity         July 26, 2001
    Large Cap Aggressive Growth          December 12, 2001
    Fidelity VIP Growth                  December 12, 2001
    Janus Aspen Global Technology        December 5, 2001
    V.A. Financial Industries            July 7 and May 15, 2001, respectively
    V.A. Relative Value                  June 21 and August 10, 2001, respectively
    V.A. Strategic Income                October 2 and Sept. 24, 2001, respectively
    Health Sciences                      June 15 and 4, 2001, respectively
    International Equity                 August 29 and Nov. 4, 2001, respectively
    Large Cap Value CORE                 July 2 and December 13, 2001, respectively
    Large/Mid Cap Value                  May 10 and 2, 2001, respectively
    Small Cap Value                      May 25 and 15, 2001, respectively
    AIM V.I. Growth                      October 17 and December 5, 2001, respectively
    MFS Investors Growth                 December 5 and June 15, 2001, respectively
    MFS Research Series                  October 17 and Aug. 23, 2001, respectively

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE                   PAGE  KEY WORD OR PHRASE                           PAGE
Account .............................. 29   monthly deduction date ...................... 31
account value ........................  9   mortality and expense risk charge ........... 10
Additional Sum Insured ............... 16   Option A; Option B .......................... 16
annual processing date ............... 17   optional benefits charge .................... 11
attained age ......................... 10   optional extra death benefit feature ........ 17
Basic Sum Insured .................... 16   owner .......................................  5
beneficiary .......................... 41   partial withdrawal .......................... 15
business day ......................... 30   partial withdrawal charge ................... 11
changing Option A or B ............... 18   payment options ............................. 19
changing the Total Sum Insured ....... 17   Planned Premium .............................  7
charges ..............................  9   policy anniversary .......................... 31
Code.................................. 36   policy spilt option ......................... 17
cost of insurance rates .............. 10   policy year ................................. 31
date of issue ........................ 31   premium; premium payment ....................  5
death benefit ........................  5   prospectus ..................................  2
deductions............................  9   receive; receipt ............................ 21
dollar cost averaging ................ 14   reinstate; reinstatement ....................  7
expenses of the Series Funds ......... 11   sales charge ................................  9
fixed investment option .............. 30   SEC .........................................  2
full surrender ....................... 15   Separate Account S .......................... 29
fund .................................  2   Series Funds ................................  2
grace period .........................  7   Servicing Office ............................  2
guaranteed minimum death benefit .....  7   special loan account ........................ 15
Guaranteed Minimum Death Benefit
 Premium .............................  8   subaccount .................................. 29
insurance charge ..................... 10   surrender ...................................  5
insured person .......................  5   surrender value ............................. 15
investment options ...................  1   Target Premium ..............................  9
JHVLICO .............................. 29   tax considerations .......................... 36
lapse ................................  7   telephone transfers ......................... 21
loan ................................. 15   Total Sum Insured ........................... 16
loan interest ........................ 15   transfers of account value .................. 14
maximum premiums .....................  6   variable investment options .................  1
Minimum Initial Premium .............. 30   we; us ...................................... 29
minimum insurance amount ............. 17   withdrawal .................................. 15
minimum premiums .....................  6   withdrawal charges .......................... 11
modified endowment contract .......... 38   you; your ...................................  5

                          PROSPECTUS DATED MAY 1, 2002
         ---------------------------------------------------------------
                       MAJESTIC VARIABLE ESTATE PROTECTION
         ---------------------------------------------------------------

    a flexible premium variable life survivorship insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

------------------------------------------------------------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTION                                      MANAGED BY
--------------------------                                      ----------
  Equity Index ...............................................  SSgA Funds Management, Inc.
  Large Cap Value ............................................  T. Rowe Price Associates, Inc.
  Large Cap Value CORE(SM) ...................................  Goldman Sachs Asset Management
  Large Cap Growth ...........................................  Independence Investment LLC
  Large Cap Aggressive Growth ................................  Alliance Capital Management L.P.
  Growth & Income ............................................  Independence Investment LLC and Putnam Investment Management, LLC
  Fundamental Value ..........................................  Wellington Management Company, LLP
  Multi Cap Growth ...........................................  Janus Capital Management, LLC
  Fundamental Growth .........................................  Putnam Investment Management, LLC
  Small/Mid Cap CORE (SM) ....................................  Goldman Sachs Asset Management
  Small/Mid Cap Growth .......................................  Wellington Management Company, LLP
  Small Cap Equity ...........................................  Capital Guardian Trust Company
  Small Cap Value ............................................  T. Rowe Price Associates, Inc.
  Small Cap Growth ...........................................  John Hancock Advisers, LLC
  V.A. Relative Value ........................................  John Hancock Advisers, LLC
  AIM V.I. Premier Equity ....................................  A I M Advisors, Inc.
  AIM V.I. Capital Development ...............................  A I M Advisors, Inc.
  Fidelity VIP Growth ........................................  Fidelity Management and Research Company
  Fidelity VIP Contrafund(R) .................................  Fidelity Management and Research Company
  MFS Investors Growth Stock .................................  MFS Investment Management(R)
  MFS Research ...............................................  MFS Investment Management(R)
  MFS New Discovery ..........................................  MFS Investment Management(R)
  International Equity Index .................................  Independence Investment LLC
  International Opportunities ................................  T. Rowe Price International, Inc.
  Fidelity VIP Overseas ......................................  Fidelity Management and Research Company
  Emerging Markets Equity ....................................  Morgan Stanley Investment Management Inc.
  Janus Aspen Worldwide Growth ...............................  Janus Capital Management, LLC
  Real Estate Equity .........................................  Independence Investment LLC and Morgan Stanley Investment
                                                                Management Inc.
  Health Sciences ............................................  Putnam Investment Management, LLC
  V.A. Financial Industries ..................................  John Hancock Advisers, LLC
  Janus Aspen Global Technology ..............................  Janus Capital Management, LLC
  Managed ....................................................  Independence Investment LLC and Capital Guardian Trust Company
  Global Balanced ............................................  Capital Guardian Trust Company
  Short-Term Bond ............................................  Independence Investment LLC
  Bond Index .................................................  Mellon Bond Associates, LLP
  Active Bond ................................................  John Hancock Advisers, LLC
  V.A. Strategic Income ......................................  John Hancock Advisers, LLC
  High Yield Bond ............................................  Wellington Management Company, LLP
  Global Bond ................................................  Capital Guardian Trust Company
  Money Market ...............................................  Wellington Management Company, LLP
  Brandes International Equity ...............................  Brandes Investment Partners, L.P.
  Turner Core Growth .........................................  Turner Investment Partners, Inc.
  Frontier Capital Appreciation ..............................  Frontier Capital Management Company, LLC
  Clifton Enhanced U.S. Equity ...............................  The Clifton Group
  Business Opportunity Value .................................  Iridian Asset Management LLC
------------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the John Hancock Declaration Trust, the AIM Variable Insurance Funds, Fidelity's Variable Insurance Products Fund (Service Class) and Variable Insurance Products Fund II (Service Class), the MFS Variable Insurance Trust (Initial Class Shares), the Janus Aspen Series (Service Shares Class), and the M Fund, Inc. (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as "funds". In the prospectuses for the Series Funds, the investment options may be referred to as "funds", "portfolios" or "series".

  Each Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus are prospectuses for the Series Funds. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *

                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

             EXPRESS DELIVERY                         U.S. MAIL
             ----------------                         ---------
          529 Main Street (X-4)                     P.O. Box 111
         Charlestown, MA 02129                    Boston, MA 02117


                              PHONE: 1-800-521-1234

                               FAX: 1-617-572-6956

                            GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 23.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 28.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 43.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 123.

After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Series Funds begin.

                             * * * * * * * * * * * *

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy.

Question                                                    Beginning on page
--------                                                    -----------------
..What is the policy? ......................................         5

..Who owns the policy? .....................................         5

..How can you invest money in the policy? ..................         5

..Is there a minimum amount you must invest? ...............         7

..How will the value of your investment in the policy
 change over time? ........................................         8

..What charges will we deduct from your investment in the
 policy? ..................................................         9

..What charges will the Series Funds deduct from your
 investment in the policy? ................................        11

..What other charges could we impose in the future? ........        13

..How can you change your policy's investment allocations? .        14

..How can you access your investment in the policy? ........        15

..How much will we pay when the last insured person dies? ..        16

..How can you change your policy's insurance coverage? .....        18

..Can you cancel your policy after it's issued? ............        18

..Can you choose the form in which we pay out policy
 proceeds? ................................................        19

..To what extent can we vary the terms and conditions of
 our policies in particular cases? ........................        20

..How will your policy be treated for income tax purposes? .        20

..How do you communicate with us? ..........................        20

 WHAT IS THE POLICY?

  This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected.

  While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

Most of these options are subject to limits that are explained later in this prospectus.

WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

HOW CAN YOU INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $100.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
36. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating. We reserve the right to limit premium payments above the amount of cumulative Guaranteed Minimum Death Benefit Premiums (whether or not the guaranteed minimum death benefit feature described on page 7 is in effect).

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

     . if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT YOU MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed minimum death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case,
                   ---
if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

  This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option A (see "How much will we pay when the last insured person dies?" on page 16). The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "How much will we pay when the last insured person dies?" on page 16), and

     . on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all

       Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

  The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium) is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

  No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will we pay when the last insured person dies?" on page 16).

  If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

  The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How
                 ---
much will we pay when the last insured person dies?" on page 16).

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

 HOW WILL THE VALUE OF YOUR INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 32.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in the fixed investment option will not be
                                                                    ---
subject to the mortality and expense risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 34.

 WHAT CHARGES WILL WE DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
   ------------------
   expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
   --------------
   burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium processing charge - A charge to help defray our administrative
   -------------------------
   costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

 . Sales charge - A charge to help defray our sales costs. The charge for
   ------------
   premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

 . Optional enhanced cash value rider charge - A charge imposed if you elect
   -----------------------------------------
   this rider. It is deducted only from premiums received in the first policy year. The charge is 2% of premiums paid in the first policy year up to the Target Premium.

 . Optional benefits charge - A charge imposed for certain other optional
   ------------------------
   insurance benefits added to the policy by means of a rider.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
   ------------
   This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

 . Administrative charge - A monthly charge to help defray our
   ---------------------
   administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

 . Insurance charge - A monthly charge for the cost of insurance. To
   ----------------
   determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                 -------
   rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

 . Extra mortality charge - A monthly charge specified in your policy for
   ----------------------
   additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

 . M &E charge - A daily charge for mortality and expense risks we assume.
   -----------
   This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .05% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .60%.

 . Guaranteed minimum death benefit charge - A monthly charge beginning in
   ---------------------------------------
   the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1996, this charge is not yet applicable to any policy at the current rate.

..  Policy split option rider charge - A monthly charge if this rider is
   --------------------------------
   elected at the time of application for the policy. The charge is 3c per $1,000 of current Total Sum Insured.

..  Optional benefits charge - Monthly charges for certain other optional
   ------------------------
   insurance benefits added to the policy by means of a rider.

..  Partial withdrawal charge - A charge for each partial withdrawal of
   -------------------------
   account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

WHAT CHARGES WILL THE SERIES FUNDS DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

   The funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will
earn on any variable investment options you select.   We may also receive
payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is disclosed below.

   The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2001, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                                                                             -------------
                                                                                              Total Fund       Total Fund
                                             Investment  Distribution and  Other Operating    Operating        Operating
                                             Management      Service        Expenses With    Expenses With   Expenses Absent
Fund Name                                        Fee       (12b-1) Fees     Reimbursement    Reimbursement   Reimbursement
---------                                    ----------  ----------------  ---------------   -------------   ----------------
JOHN HANCOCK VARIABLE SERIES
  TRUST I (NOTE 1):
Equity Index..............................      0.13%          N/A              0.07%           0.20%             0.20%
Large Cap Value...........................      0.75%          N/A              0.08%           0.83%             0.83%
Large Cap Value CORE (SM).................      0.75%          N/A              0.10%           0.85%             0.88%
Large Cap Growth..........................      0.38%          N/A              0.03%           0.41%             0.41%
Large Cap Aggressive Growth...............      0.87%          N/A              0.10%           0.97%             1.06%
Growth & Income...........................      0.67%          N/A              0.05%           0.72%             0.72%
Fundamental Value*........................      0.89%          N/A              0.10%           0.99%             1.20%
Multi Cap Growth*.........................      0.93%          N/A              0.10%           1.03%             1.03%
Fundamental Growth........................      0.90%          N/A              0.10%           1.00%             1.19%
Small/Mid Cap CORE (SM)...................      0.80%          N/A              0.10%           0.90%             1.15%
Small/Mid Cap Growth......................      0.97%          N/A              0.10%           1.07%             1.07%
Small Cap Equity..........................      0.90%          N/A              0.10%           1.00%             1.02%
Small Cap Value...........................      0.95%          N/A              0.10%           1.05%             1.08%
Small Cap Growth..........................      1.05%          N/A              0.10%           1.15%             1.17%
International Equity Index................      0.17%          N/A              0.10%           0.27%             0.40%
International Opportunities...............      1.14%          N/A              0.10%           1.24%             1.39%
Emerging Markets Equity...................      1.52%          N/A              0.10%           1.62%             4.24%
Real Estate Equity........................      1.00%          N/A              0.07%           1.07%             1.07%
                                                                                             -------------

                                                                                           -------------
                                                                                            Total Fund        Total Fund
                                           Investment  Distribution and  Other Operating    Operating         Operating
                                           Management      Service        Expenses With    Expenses With   Expenses Absent
Fund Name                                      Fee       (12b-1) Fees     Reimbursement    Reimbursement    Reimbursement
---------                                  ----------  ----------------  ---------------   -------------   ---------------
Health Sciences.........................     1.00%           N/A              0.10%           1.10%             1.19%
Managed.................................     0.67%           N/A              0.06%           0.73%             0.73%
Global Balanced.........................     1.05%           N/A              0.10%           1.15%             1.36%
Short-Term Bond.........................     0.60%           N/A              0.08%           0.68%             0.68%
Bond Index..............................     0.15%           N/A              0.09%           0.24%             0.24%
Active Bond.............................     0.62%           N/A              0.05%           0.67%             0.67%
High Yield Bond.........................     0.80%           N/A              0.10%           0.90%             1.00%
Global Bond.............................     0.85%           N/A              0.10%           0.95%             0.95%
Money Market............................     0.25%           N/A              0.07%           0.32%             0.32%

JOHN HANCOCK DECLARATION TRUST
  (NOTE 2):
V.A. Relative Value.....................     0.60%           N/A              0.14%           0.74%             0.74%
V.A. Financial Industries...............     0.80%           N/A              0.09%           0.89%             0.89%
V.A. Strategic Income...................     0.60%           N/A              0.10%           0.70%             0.70%

AIM VARIABLE INSURANCE FUNDS -
  SERIES I SHARES:
AIM V.I. Premier Equity Fund**..........     0.60%           N/A              0.25%           0.85%             0.85%

AIM VARIABLE INSURANCE FUNDS -
  SERIES II SHARES:
AIM V.I. Capital Development Fund.......     0.75%          0.25%             0.41%           1.41%             1.41%

VARIABLE INSURANCE PRODUCTS FUND -
  SERVICE CLASS (NOTE 3):
Fidelity VIP Growth.....................     0.58%          0.10%             0.10%           0.78%             0.78%
Fidelity VIP Overseas...................     0.73%          0.10%             0.20%           1.03%             1.03%

VARIABLE INSURANCE PRODUCTS FUND
  II - SERVICE CLASS (NOTE 3):
Fidelity VIP Contrafund(R)..............     0.58%          0.10%             0.10%           0.78%             0.78%

MFS VARIABLE INSURANCE TRUST -
  INITIAL CLASS SHARES (NOTE 4):
MFS Investors Growth Stock..............     0.75%           N/A              0.17%           0.92%             0.92%
MFS Research............................     0.75%           N/A              0.15%           0.90%             0.90%
MFS New Discovery.......................     0.90%           N/A              0.16%           1.06%             1.09%

JANUS ASPEN SERIES - SERVICE SHARES
  CLASS (NOTE 5):
Janus Aspen Worldwide Growth............     0.65%          0.25%             0.04%           0.94%             0.94%
Janus Aspen Global Technology...........     0.65%          0.25%             0.05%           0.95%             0.95%

M FUND, INC. (NOTE 6):
Brandes International Equity............     0.75%           N/A              0.25%           1.00%             1.02%
Turner Core Growth......................     0.45%           N/A              0.25%           0.70%             0.90%
Frontier Capital Appreciation...........     0.90%           N/A              0.25%           1.15%             1.15%
Clifton Enhanced U.S. Equity............     0.38%           N/A              0.25%           0.63%             0.78%
Business Opportunity Value..............     0.65%           N/A              0.25%           0.90%             0.90%
                                                                                           -------------

NOTES TO FUND EXPENSE TABLE
  (1) Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). Percentages shown for the Large Cap Value and Small Cap Value funds are calculated as if the current management fee schedules, which apply to these funds effective May 1, 2001, were in effect for all of 2001. Percentages shown for the Multi Cap Growth, Small/Mid Cap Growth, Small Cap Growth, International Opportunities, Emerging Markets, Short-Term Bond and High Yield Bond funds are calculated as if the current management fee schedules, which apply to these funds effective October 1, 2001, were in effect for all of 2001. Percentages shown for the Health Sciences Fund are annualized. "CORE(SM)" is a service mark of Goldman, Sachs & Co.

   * Fundamental Value was formerly "Large/Mid Cap Value" and Multi Cap Growth was formerly "Mid Cap Growth."

   (2) Percentages shown for John Hancock Declaration Trust funds reflect the investment management fees currently payable and other fund expenses allocated in 2001. John Hancock Advisers, LLC has agreed to limit temporarily other expenses of each fund to 0.25% of the fund's average daily assets, at least until April 30, 2003.

   * *  AIM V.I. Premier Equity Fund was formerly "AIM V.I. Value Fund."

   (3) Actual annual class operating expenses were lower for each of the Fidelity VIP funds shown because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expense. In addition, through rearrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

   (4) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, "Total Fund Operating Expenses with Reimbursement" would equal 0.90% for MFS Investors Growth Stock, 0.89% for MFS Research and 1.05% for MFS New Discovery. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed, subject to reimbursement, to bear expenses for the MFS New Discovery Fund, such that the fund's "Other Expenses" (after taking into account the expense offset arrangement described above) does not exceed 0.15% annually. This contractual fee arrangement will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the fund.

   (5) Percentages shown for the Janus Aspen funds are based upon expenses for the year ended December 31, 2001. Expenses are shown without the effect of any expense offset arrangement.

   (6) Percentages shown for M Fund, Inc. funds reflect the investment management fees currently payable and other fund expenses allocated in 2001. M Financial Advisers, Inc. reimburses a fund when the fund's other operating expenses exceed 0.25% of that fund's average daily net assets. Percentages shown for the Business Opportunity Value Fund are estimates because the fund was not in operation in 2001.


WHAT OTHER CHARGES COULD WE IMPOSE IN THE FUTURE?

   Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

HOW CAN YOU CHANGE YOUR POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, we reserve the right to impose limits on the number and frequency of transfers into and out of the variable investment options. Transfers under the dollar cost averaging program would not be counted toward any such limit.

  Transfers out of the fixed investment option are currently subject to the following restrictions:

.. You can only make such a transfer once in each policy year.

.. Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

.. The most you can transfer at any one time is the greater of (i) $500, (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

HOW CAN YOU ACCESS YOUR INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target premium. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 10). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $1,000,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "How much will we pay when the last insured person dies?" on page 16) and under the guaranteed death benefit feature (see page 7). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 7. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

  You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page 7). The maximum amount you can borrow is 90% of your surrender value.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 5% in the first 20 policy years and 4.5% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. Policy loans may result in adverse tax consequences under certain circumstances (see "Tax Considerations" on page 36).

HOW MUCH WILL WE PAY WHEN THE LAST INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 31.

  When the last of the two insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B -The death benefit will equal the greater of (1) the Total
       Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.Optional extra death benefit feature

  If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

     . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     . We will then subtract your Total Sum Insured.

  Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke that election at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. For policies of this type, we will apply the "cash value accumulation test" as described in Federal tax law. Under the cash value accumulation test, we compute the minimum insurance amount on each monthly deduction date by multiplying the account value on that date by the death benefit factor applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases for each year the policy remains in effect. A table showing the factor for each policy year will appear in the policy.

Policy split option

  At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

Enhanced cash value rider

  In the application for the policy, you may elect to purchase the enhanced cash value rider. This rider provides an enhanced cash value benefit (in addition to the surrender value) if you surrender the policy within the first nine policy years. The amount of the benefit will be shown in the "Policy Specifications" section of the policy. The benefit is also included in the account value when calculating the death benefit. Election of this rider could increase your insurance charge since it affects our amount at risk under the policy. The amount available for partial withdrawals and loans are based on the surrender value and will in no way be increased due to this rider.

HOW CAN YOU CHANGE YOUR POLICY'S INSURANCE COVERAGE?

Increase in coverage

  The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 33.

Decrease in coverage

  The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured at any time, but only if:

     . the remaining Total Sum Insured will be at least $1,000,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 33.

Change of death benefit option

  Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

Tax consequences

  Please read "Tax considerations" starting on page 36 to learn about possible tax consequences of changing your insurance coverage under the policy.

CAN YOU CANCEL YOUR POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right; or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 2, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

CAN YOU CHOOSE THE FORM IN WHICH WE PAY OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

TO WHAT EXTENT CAN WE VARY THE TERMS AND CONDITIONS OF OUR POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 35. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

HOW WILL YOUR POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 36.

HOW DO YOU COMMUNICATE WITH US?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     . surrenders or partial withdrawals

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

  The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone Transactions" below):

     . loans

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

  You should mail or express all written requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of an insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured persons. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-6956. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to all policies like yours or with respect to any class of such policies.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for specified issue ages, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After the deduction of average fees and expenses at the Series Fund level (as described below) the corresponding net annual rates of return would be -0.87%, 5.08% and 11.03%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for a male insured person who is 55 years old and a standard non-smoker underwriting risk when the policy is issued and for a female insured person who is 50 years old and a standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that (i) the guaranteed minimum death benfit has not been elected beyond the tenth policy year, (ii) no optional rider benefits and no Additional Sum Insured have been elected, (iii) no loans or withdrawals are made, (iv) no increases or decreases in coverage are requested and (v) no change in the death benefit option is requested.

  With respect to fees and expenses deducted from Series Fund assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .75%, and (2) an assumed average asset charge for all other Series Fund operating expenses equivalent to an effective annual rate of .12%. These rates are the arithmetic average for all funds of the Series Funds. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Series Fund operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 11. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed. Without those arrangements, the assumed average asset charge for all other operating expenses shown above would be higher. This would result in lower values than those shown in the following tables.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured persons' issue ages, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $15,969*
      USING CURRENT CHARGES AND CVAT TEST

                                      Death Benefit                  Surrender Value
                             -------------------------------  -----------------------------
                                  Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of          gross annual return of
Policy     accumulated at    -------------------------------  -----------------------------
 Year    5% annual interest     0%          6%        12%        0%        6%         12%
-------  ------------------  ---------  ---------  ---------  -------  ---------  -----------
   1            16,768       1,000,000  1,000,000  1,000,000    9,165      9,748      10,330
   2            34,374       1,000,000  1,000,000  1,000,000   21,344     23,224      25,171
   3            52,861       1,000,000  1,000,000  1,000,000   31,732     35,648      39,861
   4            72,271       1,000,000  1,000,000  1,000,000   42,944     49,671      57,187
   5            92,653       1,000,000  1,000,000  1,000,000   53,920     64,264      76,279
   6           114,053       1,000,000  1,000,000  1,000,000   66,092     80,955      98,899
   7           136,524       1,000,000  1,000,000  1,000,000   77,966     98,302     123,818
   8           160,118       1,000,000  1,000,000  1,000,000   89,510    116,305     151,265
   9           184,891       1,000,000  1,000,000  1,000,000  100,694    134,968     181,494
  10           210,904       1,000,000  1,000,000  1,000,000  111,565    154,375     214,872
  11           238,217       1,000,000  1,000,000  1,000,000  123,700    176,206     253,451
  12           266,895       1,000,000  1,000,000  1,000,000  135,797    199,223     296,376
  13           297,008       1,000,000  1,000,000  1,000,000  147,845    223,476     344,118
  14           328,626       1,000,000  1,000,000  1,000,000  159,826    249,009     397,194
  15           361,825       1,000,000  1,000,000  1,000,000  171,732    275,882     456,188
  16           396,684       1,000,000  1,000,000  1,002,599  183,546    304,146     521,734
  17           433,286       1,000,000  1,000,000  1,105,590  195,251    333,858     594,447
  18           471,718       1,000,000  1,000,000  1,216,041  206,831    365,080     675,066
  19           512,072       1,000,000  1,000,000  1,334,801  218,265    397,874     764,440
  20           554,444       1,000,000  1,000,000  1,462,761  229,531    432,306     863,503
  25           800,279       1,000,000  1,000,000  2,283,466  283,740    633,949   1,546,315
  30         1,114,034       1,000,000  1,174,386  3,538,965  323,103    886,902   2,672,644
  35         1,514,473       1,000,000  1,457,190  5,488,592  327,129  1,194,155   4,497,853

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $15,969*
      USING CURRENT CHARGES AND CVAT TEST

                                      Death Benefit                  Surrender Value
                             -------------------------------  -----------------------------
                                  Assuming Hypothetical           Assuming Hypothetical
End of    Planned Premiums       Gross Annual Return of          Gross Annual Return of
Policy     Accumulated at    -------------------------------  -----------------------------
 Year    5% Annual Interest     0%         6%         12%       0%        6%          12%
-------  ------------------  ---------  ---------  ---------  -------  ---------  -----------
   1            16,768       1,009,165  1,009,747  1,010,329    9,165      9,747      10,329
   2            34,374       1,020,543  1,022,422  1,024,369   21,342     23,221      25,167
   3            52,861       1,031,723  1,035,638  1,039,849   31,723     35,638      39,849
   4            72,271       1,042,920  1,049,643  1,057,156   42,920     49,643      57,156
   5            92,653       1,053,871  1,064,205  1,076,208   53,871     64,205      76,208
   6           114,053       1,066,001  1,080,841  1,098,756   66,001     80,841      98,756
   7           136,524       1,077,808  1,098,097  1,123,553   77,808     98,097     123,553
   8           160,118       1,089,254  1,115,960  1,150,802   89,254    115,960     150,802
   9           184,891       1,100,297  1,134,414  1,180,723  100,297    134,414     180,723
  10           210,904       1,110,984  1,153,534  1,213,656  110,984    153,534     213,656
  11           238,217       1,122,934  1,175,052  1,251,712  122,934    175,052     251,712
  12           266,895       1,134,837  1,197,717  1,294,010  134,837    197,717     294,010
  13           297,008       1,146,684  1,221,577  1,341,005  146,684    221,577     341,005
  14           328,626       1,158,453  1,246,669  1,393,189  158,453    246,669     393,189
  15           361,825       1,170,138  1,273,048  1,451,122  170,138    273,048     451,122
  16           396,684       1,181,716  1,300,756  1,515,411  181,716    300,756     515,411
  17           433,286       1,193,168  1,329,836  1,586,732  193,168    329,836     586,732
  18           471,718       1,204,472  1,360,335  1,665,832  204,472    360,335     665,832
  19           512,072       1,215,601  1,392,295  1,753,534  215,601    392,295     753,534
  20           554,444       1,226,523  1,425,755  1,850,745  226,523    425,755     850,745
  25           800,279       1,277,589  1,617,987  2,520,114  277,589    617,987   1,520,114
  30         1,114,034       1,307,341  1,842,160  3,622,172  307,341    842,160   2,622,172
  35         1,514,473       1,284,048  2,069,840  5,409,475  284,048  1,069,840   4,409,475

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $15,969*
      USING MAXIMUM CHARGES AND CVAT TEST

                                      Death Benefit                 Surrender Value
                             -------------------------------  ---------------------------
                                  Assuming hypothetical          Assuming hypothetical
End of    Planned Premiums        gross annual return of         gross annual return of
Policy     accumulated at    -------------------------------  ---------------------------
 Year    5% annual interest     0%         6%         12%       0%       6%         12%
-------  ------------------  ---------  ---------  ---------  -------  -------  -----------
   1            16,768       1,000,000  1,000,000  1,000,000    8,845    9,414       9,985
   2            34,374       1,000,000  1,000,000  1,000,000   20,645   22,472      24,368
   3            52,861       1,000,000  1,000,000  1,000,000   30,599   34,387      38,467
   4            72,271       1,000,000  1,000,000  1,000,000   41,322   47,798      55,046
   5            92,653       1,000,000  1,000,000  1,000,000   51,756   61,672      73,207
   6           114,053       1,000,000  1,000,000  1,000,000   63,328   77,521      94,676
   7           136,524       1,000,000  1,000,000  1,000,000   74,544   93,889     118,186
   8           160,118       1,000,000  1,000,000  1,000,000   85,376  110,769     143,922
   9           184,891       1,000,000  1,000,000  1,000,000   95,793  128,151     172,092
  10           210,904       1,000,000  1,000,000  1,000,000  105,758  146,020     202,921
  11           238,217       1,000,000  1,000,000  1,000,000  116,168  165,356     237,717
  12           266,895       1,000,000  1,000,000  1,000,000  126,010  185,171     275,807
  13           297,008       1,000,000  1,000,000  1,000,000  135,212  205,425     317,508
  14           328,626       1,000,000  1,000,000  1,000,000  143,679  226,059     363,169
  15           361,825       1,000,000  1,000,000  1,000,000  151,305  247,003     413,192
  16           396,684       1,000,000  1,000,000  1,000,000  157,970  268,186     468,050
  17           433,286       1,000,000  1,000,000  1,000,000  163,486  289,479     528,257
  18           471,718       1,000,000  1,000,000  1,070,090  167,803  310,881     594,044
  19           512,072       1,000,000  1,000,000  1,162,109  170,710  332,269     665,539
  20           554,444       1,000,000  1,000,000  1,258,852  172,012  353,543     743,130
  25           800,279       1,000,000  1,000,000  1,826,854  144,325  454,036   1,237,107
  30         1,114,034       1,000,000  1,000,000  2,569,812    3,072  522,156   1,940,734
  35         1,514,473              **  1,000,000  3,550,652       **  505,478   2,909,728



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $15,969*
      USING MAXIMUM CHARGES AND CVAT TEST


                                      Death Benefit                 Surrender Value
                             -------------------------------  ---------------------------
                                  Assuming hypothetical          Assuming hypothetical
End of    Planned Premiums        gross annual return of         gross annual return of
Policy     accumulated at    -------------------------------  ---------------------------
 Year    5% annual interest     0%         6%         12%       0%       6%         12%
-------  ------------------  ---------  ---------  ---------  -------  -------  -----------
   1            16,768       1,008,845  1,009,414  1,009,985    8,845    9,414       9,985
   2            34,374       1,019,844  1,021,671  1,023,566   20,643   22,469      24,365
   3            52,861       1,030,590  1,034,376  1,038,456   30,590   34,376      38,456
   4            72,271       1,041,300  1,047,772  1,055,016   41,300   47,772      55,016
   5            92,653       1,051,709  1,061,615  1,073,139   51,709   61,616      73,139
   6           114,053       1,063,241  1,077,412  1,094,539   63,241   77,412      94,539
   7           136,524       1,074,394  1,093,694  1,117,933   74,394   93,694     117,933
   8           160,118       1,085,132  1,110,441  1,143,482   85,132  110,441     143,482
   9           184,891       1,095,417  1,127,627  1,171,362   95,417  127,627     171,362
  10           210,904       1,105,198  1,145,212  1,201,755  105,198  145,212     201,755
  11           238,217       1,115,358  1,164,146  1,235,906  115,358  164,146     235,906
  12           266,895       1,124,868  1,183,403  1,273,059  124,868  183,403     273,059
  13           297,008       1,133,633  1,202,892  1,313,417  133,633  202,892     313,417
  14           328,626       1,141,532  1,222,487  1,357,172  141,532  222,487     357,172
  15           361,825       1,148,427  1,242,036  1,404,513  148,427  242,036     404,513
  16           396,684       1,154,165  1,261,366  1,455,637  154,165  261,366     455,637
  17           433,286       1,158,513  1,280,206  1,510,666  158,513  280,206     510,666
  18           471,718       1,161,399  1,298,442  1,569,910  161,399  298,442     569,910
  19           512,072       1,162,569  1,315,763  1,633,511  162,569  315,763     633,511
  20           554,444       1,161,794  1,331,863  1,701,649  161,794  331,863     701,649
  25           800,279       1,117,806  1,379,182  2,114,714  117,806  379,182   1,114,714
  30         1,114,034              **  1,304,295  2,638,045       **  304,295   1,638,045
  35         1,514,473              **         **  3,229,260       **       **   2,229,260


 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                              ADDITIONAL INFORMATION

   This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 22.


CONTENTS OF THIS SECTION                                             BEGINNING ON PAGE
------------------------                                             -----------------
Description of JHVLICO ............................................         29

How we support the policy and investment options ..................         29

Procedures for issuance of a policy ...............................         30

Basic Sum Insured vs. Additional Sum Insured ......................         31

Commencement of investment performance ............................         32

How we process certain policy transactions ........................         32

Effects of policy loans ...........................................         34

Additional information about how certain policy charges work ......         34

How we market the policies ........................................         35

Tax considerations ................................................         36

Reports that you will receive .....................................         38

Voting privileges that you will have ..............................         39

Changes that JHVLICO can make as to your policy ...................         39

Adjustments we make to death benefits .............................         40

When we pay policy proceeds .......................................         39

Other details about exercising rights and paying benefits .........         40

Legal matters .....................................................         41

Registration statement filed with the SEC .........................         41

Accounting and actuarial experts ..................................         41

Financial statements of JHVLICO and the Account ...................         41

List of Directors and Executive Officers of JHVLICO ...............         42

DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2001, John Hancock's assets were approximately $81 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Series Funds. New subaccounts may be added as new funds are added to the Series Funds and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Series Funds.

  We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Total Sum Insured at issue of $1,000,000 and a minimum Basic Sum Insured at issue of $500,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 31).

  The policy will take effect only if all of the following conditions are satisfied:

.. The policy is delivered to and received by the applicant.

.. The Minimum Initial Premium is received by us.

.. Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for one or both of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

  If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 36).

COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of an insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

.. The tax problem resolves itself prior to the date the refund is to be made; or

.. The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-521-1234.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve the request:

.. Total Sum Insured decreases

.. Additional Sum Insured increases

.. Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" on page 18)

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for reinstatement.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 36).

ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 35.) Similarly, administrative expenses not fully recovered by the issue charge and the administrative charge may also be recovered from such other sources.

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 36.)

Monthly charges

     We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

     The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

     Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

     Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

     Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

     The maximum commission payable to a Signator representative for selling a policy is 65% of the Target Premium paid in the first policy year, 12% of the Target Premium paid in each of the second through fifth policy years, 7.5% of the Target Premium paid in each of the sixth through tenth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 3%.

     Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

     The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

     Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

     The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

     This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

     We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

     If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code.

Other policy distributions

     Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

     Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     The Treasury Department explained in its temporary regulations regarding diversification that such regulations " do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

     The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

     Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

     Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits), the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

     All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

     At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

     All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of the Series Funds which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Funds' shareholders in accordance with instructions received from owners of such policies. Shares of the Series Funds held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

     However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to a Series Fund or the Account

     The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 .   Combining or removing investment options

 .   Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

     If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of either insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

     We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the death of the last surviving insured person, we will pay the proceeds as a single sum.

Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

     If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

     The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

     Ernst & Young LLP, independent auditors, have audited the consolidated financial statements and schedules of JHVLICO at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of the Account at December 31, 2001 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in this prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

     Actuarial matters included in this prospectus have been examined by Deborah A. Poppel, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

     The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:

Directors and Executive Officers   Principal Occupations
--------------------------------   ---------------------
David F. D'Alessandro...........   Chairman of the Board of JHVLICO; Chairman,
                                   President and Chief Executive Officer, John
                                   Hancock Life Insurance Company.

Michele G. Van Leer.............   Vice Chairman of the Board and President of
                                   JHVLICO; Senior Vice President, John Hancock
                                   Life Insurance Company.


Ronald J. Bocage................   Director, Vice President and Counsel of
                                   JHVLICO; Vice President and Counsel, John
                                   Hancock Life Insurance Company.

Todd G. Engelsen................   Director and Vice President of JHVLICO; Vice
                                   President, John Hancock Life Insurance
                                   Company

Bruce M. Jones..................   Director and Vice President of JHVLICO;
                                   Senior Vice President, John Hancock Life
                                   Insurance Company.

Barbara L. Luddy................   Director, Vice President and Actuary of
                                   JHVLICO; Senior Vice President, John Hancock
                                   Life Insurance Company.

Daniel L. Ouellette.............   Director and Vice President of JHVLICO;
                                   Senior Vice President, John Hancock Life
                                   Insurance Company.

Robert R. Reitano...............   Director, Vice President and Chief Investment
                                   officer of JHVLICO; Senior Vice President and
                                   Chief Investment Strategist, John Hancock
                                   Life Insurance Company.

Paul Strong.....................   Director and Vice President of JHVLICO; Vice
                                   President, John Hancock Life Insurance
                                   Company.

Roger G. Nastou.................   Vice President, Investments, of JHVLICO; Vice
                                   President, John Hancock Life Insurance
                                   Company

Julie H. Indge..................   Treasurer of JHVLICO; Assistant Treasurer,
                                   John Hancock Life Insurance Company

Earl W. Baucom..................   Controller of JHVLICO; Senior Vice President
                                   and Controller, John Hancock Life Insurance
                                   Company.

Peter Scavongelli...............   Secretary of JHVLICO; State Compliance
                                   Officer, John Hancock Life Insurance Company

  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Variable Life Insurance Company

  We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2001. Our audits also included the financial statement schedules. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

  As discussed in Note 1 to the consolidated financial statements, in 2001 the Company changed its method of accounting for derivatives.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 21, 2002

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                              DECEMBER 31
                                                            2001        2000
                                                         ---------   ---------
                                                             (IN MILLIONS)
ASSETS
Investments--Notes 3 and 4
Fixed maturities:
 Held-to-maturity--at amortized cost
  (fair value: 2001--$82.1; 2000--$686.8)............    $    83.7   $   715.4
 Available-for-sale--at fair value
  (cost: 2001--$2,391.9; 2000--$1,018.8).............      2,412.5     1,011.8
Equity securities:
 Available-for-sale--at fair value
  (cost: 2001--$12.1; 2000--$7.1)....................         13.1         8.1
Mortgage loans on real estate........................        580.9       554.8
Real estate..........................................         20.6        23.9
Policy loans.........................................        352.0       334.2
Short-term investments...............................           --        21.7
Other invested assets................................         39.6        34.8
                                                         ---------   ---------
  Total Investments..................................      3,502.4     2,704.7


Cash and cash equivalent.............................        115.4       277.3
Accrued investment income............................         60.8        52.1
Premiums and accounts receivable.....................         12.5         7.0
Deferred policy acquisition costs....................      1,060.8       994.1
Reinsurance recoverable--Note 6......................        110.4        48.4
Other assets.........................................        121.8        28.2
Separate accounts assets.............................      6,729.1     8,082.9
                                                         ---------   ---------
  Total Assets.......................................    $11,713.2   $12,194.7
                                                         =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                             DECEMBER 31
                                                           2001        2000
                                                         ---------   ---------
                                                             (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
Future policy benefits..............................     $ 3,335.4   $ 2,754.2
Policyholders' funds................................           3.0        14.2
Unearned revenue....................................         221.0       212.0
Unpaid claims and claim expense reserves............          25.0        11.1
Dividends payable to policyholders..................           0.3         0.1
Income taxes--Note 5................................         191.1        64.2
Other liabilities...................................         242.7       250.4
Separate accounts liabilities.......................       6,729.1     8,082.9
                                                         ---------   ---------
  Total Liabilities.................................      10,747.6    11,389.1
Shareholder's Equity--Note 8
Common stock, $50 par value; 50,000 shares
 authorized;
 50,000 shares issued and outstanding...............           2.5         2.5
Additional paid in capital..........................         572.4       572.4
Retained earnings...................................         377.8       232.9
Accumulated other comprehensive loss................          12.9        (2.2)
                                                         ---------   ---------
  Total Shareholder's Equity........................         965.6       805.6
                                                         ---------   ---------
  Total Liabilities and Shareholder's Equity........     $11,713.2   $12,194.7
                                                         =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                        CONSOLIDATED STATEMENTS OF INCOME


                                                           YEAR ENDED DECEMBER 31
                                                           2001     2000      1999
                                                          -------  -------  --------
                                                               (IN MILLIONS)
REVENUES
Premiums................................................  $ 60.1   $ 28.6    $  8.9
Universal life and investment-type product charges         365.4    337.1     341.5
Net investment income--Note 3...........................   227.0    213.4     174.6
Net realized investment and other gains (losses),
 net of related amortization of deferred policy
 acquisition costs of $(1.5), $(3.8) and $(0.5),
 respectively--Notes 1, 3, and 9........................    (9.0)   (10.6)     (4.8)
Other revenue...........................................    24.0      0.2       0.2
                                                          ------   ------    ------
Total revenues..........................................   667.5    568.7     520.4
BENEFITS AND EXPENSES
Benefits to policyholders...............................   294.1    248.6     260.5
Other operating costs and expenses......................    76.2    116.8     117.5
Amortization of deferred policy acquisition costs,
 excluding amounts related to net realized investment
 and other gains (losses) of $(1.5), $(3.8) and $(0.5),
 respectively --Notes 1, 3 and 9........................    67.1     34.0      13.1
Dividends to policyholders..............................    21.4     26.1      25.7
                                                          ------   ------    ------
Total benefits and expenses.............................   458.8    425.5     416.8
                                                          ------   ------    ------
Income before income taxes and cumulative effect of
 accounting change......................................   208.7    143.2     103.6
Income taxes--Note 5....................................    62.2     43.8      35.2
                                                          ------   ------    ------
Income before cumulative effect of accounting
 change.................................................   146.5     99.4      68.4
Cumulative effect of accounting change, net of tax......    (1.6)      --        --
                                                          ------   ------    ------
Net income..............................................  $144.9   $ 99.4    $ 68.4
                                                          ======   ======    ======


The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                            AND COMPREHENSIVE INCOME


                                                                          ACCUMULATED
                                                   ADDITIONAL                OTHER          TOTAL       OUTSTANDING
                                           COMMON    PAID IN   RETAINED  COMPREHENSIVE  SHAREHOLDER'S   SHARES (IN
                                           STOCK    CAPITAL    EARNINGS     INCOME          EQUITY       THOUSANDS)
                                           ------  ----------  --------  -------------  -------------  -------------
                                                                        (IN MILLIONS)
BALANCE AT JANUARY 1, 1999...............   $2.5     $377.5     $ 65.1      $ 12.3         $457.4          50.0
Comprehensive income:
Net income...............................                         68.4                       68.4
Other comprehensive income, net of tax:
 Net unrealized losses...................                                    (25.7)         (25.7)
                                                                                           ------
Comprehensive income.....................                                                    42.7
Capital contribution.....................             194.9                                 194.9
                                            ----     ------     ------      ------         ------          ----
BALANCE AT DECEMBER 31, 1999.............   $2.5     $572.4     $133.5      $(13.4)        $695.0          50.0
                                            ====     ======     ======      ======         ======          ====

Comprehensive income:
Net income...............................                         99.4                       99.4
Other comprehensive income, net of tax:
 Net unrealized gains....................                                     11.2           11.2
                                                                                           ------
Comprehensive income.....................                                                   110.6
                                            ----     ------     ------      ------         ------          ----
BALANCE AT DECEMBER 31, 2000.............   $2.5     $572.4     $232.9        (2.2)        $805.6          50.0
                                            ====     ======     ======      ======         ======          ====

Comprehensive income:
 Net income..............................             144.9                                 144.9
Other comprehensive income, net of tax:
 Net unrealized gains....................                                      7.9            7.9
                                                                                           ------
Comprehensive income.....................                                                   152.8
Change in accounting principle...........                                      7.2            7.2
                                            ----     ------     ------      ------         ------          ----
BALANCE AT DECEMBER 31, 2001.............   $2.5     $572.4     $377.8       $12.9         $965.6          50.0
                                            ====     ======     ======      ======         ======          ====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                YEAR ENDED DECEMBER 31
                                                               2001       2000       1999
                                                             ----------  --------  ----------
                                                                     (IN MILLIONS)
Cash flows from operating activities:
 Net income..............................................    $   144.9   $  99.4    $  68.4
  Adjustments to reconcile net income to net cash
   provided (used) by operating activities:
    Amortization of discount - fixed maturities..........         (0.4)     (1.9)       1.2
    Realized investment losses, net......................          9.0      10.6        4.8
    Change in deferred policy acquisition costs..........        (74.1)   (141.5)    (126.5)
    Depreciation and amortization........................          0.3       1.9        0.6
    Increase in accrued investment income................         (8.6)    (10.2)      (3.5)
    Decrease (increase) in premiums and accounts
     receivable..........................................         (5.5)      0.3       (2.4)
    (Increase) decrease in other assets and other
     liabilities, net....................................       (159.2)     70.7      (58.2)
    Increase (decrease) in policy liabilities and
     accruals, net.......................................        289.1    (401.1)    (377.6)
    Increase in income taxes.............................        118.7      22.5       33.8
                                                             ---------   -------    -------
    Net cash provided (used) by operating activities.....        314.2    (349.3)    (459.4)
Cash flows from investing activities:
 Sales of:
  Fixed maturities available-for-sale....................        184.6     194.6      204.3
  Equity securities available-for-sale...................          6.0       1.0        0.6
  Real estate............................................          3.3       0.2       17.9
  Short-term investments and other invested assets.......           --       1.3        1.5
 Maturities, prepayments and scheduled redemptions of:
  Fixed maturities held-to-maturity......................          4.5      79.9       75.8
  Fixed maturities available-for-sale....................        180.4      91.5       53.6
  Short-term investments and other invested assets.......         46.5      10.1         --
  Mortgage loans on real estate..........................         66.4      85.6       35.8
 Purchases of:
  Fixed maturities held-to-maturity......................         (5.1)   (127.2)     (98.8)
  Fixed maturities available-for-sale....................     (1,112.3)   (424.7)    (250.9)
  Equity securities available-for-sale...................         (6.1)     (0.6)      (4.0)
  Real estate............................................         (0.6)     (0.4)      (2.2)
  Short-term investments and other invested assets.......        (39.6)    (38.8)     (14.6)
  Mortgage loans on real estate issued...................        (85.0)   (100.5)     (90.3)
  Other, net.............................................        (25.6)    (41.5)     (30.6)
                                                             ---------   -------    -------
   Net cash used in investing activities.................       (782.6)   (269.5)    (101.9)

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                         YEAR ENDED DECEMBER 31
                                                                      2001        2000        1999
                                                                    --------   ----------   ---------
                                                                              (IN MILLIONS)
Cash flows from financing activities:
 Capital contribution from parent company ......................          --          --    $  194.9
 Universal life and investment-type contract deposits ..........    $1,220.7    $1,067.2     1,026.3
 Universal life and investment-type contract maturities
  and withdrawals...............................................      (914.2)     (430.7)     (380.7)
 Repayment of long term debt ...................................          --          --       (61.9)
                                                                    --------    --------    --------
 Net cash provided by financing activities .....................       306.5       636.5       778.6
                                                                    --------    --------    --------
 Net (decrease) increase in cash and cash equivalents ..........      (161.9)       17.7       217.3
Cash and cash equivalents at beginning of year .................       277.3       259.6        42.3
                                                                    --------    --------    --------
Cash and cash equivalents at end of year .......................    $  115.4    $  277.3    $  259.6
                                                                    ========    ========    ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Business

     John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

 Basis of Presentation

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

     The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

     Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling interest, but has significant influence, are recorded using the equity method of accounting and included in other invested assets.

     Certain prior year amounts have been reclassified to conform to the current year presentation.

 Reorganization and Initial Public Offering

     Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102.0 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Investments

     The Company classifies its debt and equity investment securities into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs and applicable taxes. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

     For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

     Equity securities include common stock and non-redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities which the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity, as described above for fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

     Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or on the collateral value of the loan if the loan is collateral dependent. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is collateral value. Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

     Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any changes to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of.

     Policy loans are carried at unpaid principal balances, which approximate fair value.

     Short-term investments are carried at amortized cost, which approximates fair value.

     Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs.

 Derivative Financial Instruments

     The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities. All derivatives instruments are carried on the consolidated balance sheets at fair value.

     In certain cases, the Company uses hedge accounting as allowed by Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, the change in fair value of the derivative instrument as well as the offsetting change in fair value of the hedged item are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses). For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. Hedge effectiveness is assessed quarterly by a variety of techniques including regression analysis and cumulative dollar offset. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item. If a hedge becomes ineffective, the hedge accounting described above ceases.

     In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the useful life of the derivative instrument. The fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

 Cash and Cash Equivalents

     Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Deferred Policy Acquisition Costs

     Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment results, and mortality and expense margins. The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised. For non-participating term life insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Amortization of deferred policy acquisition costs was $68.6 million, $37.8 million and $13.6 million in 2001, 2000 and 1999, respectively.

     Amortization of deferred policy acquisition costs is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of deferred policy acquisition costs; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the deferred policy acquisition cost asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

     Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of deferred policy acquisition costs as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains and (losses), management believes that presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

 Reinsurance

     The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

     Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Separate Accounts

     Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject in some cases to minimum guaranteed rates. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

 Future Policy Benefits and Policyholders' Funds

     Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.0%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

     For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 7.5% to 8.0% for life insurance liabilities, and from 3.5% to 10.3% for individual annuity liabilities.

     Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 9.0% for universal life products.

     Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual life claims and estimates of incurred but not reported claims based on historical claims development patterns.

     Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Participating Insurance

     Participating business represents approximately 7.6% and 16.3% of the Company's life insurance in-force at December 31, 2001 and 2000, respectively.

     The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 Revenue Recognition

     Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

     Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

 Federal Income Taxes

     The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

 Foreign Currency Translation

     Gains or losses on foreign currency transactions are reflected in earnings.

 Cumulative Effect of Accounting Changes

     On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities". The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $1.6 million (net of tax of $0.4 million) as of January 1, 2001. In addition, as of January 1, 2001, a $7.2 million (net of tax of $3.9 million) cumulative effect of accounting change was recorded in other comprehensive income including (1) the transition adjustment in the adoption of SFAS 133, as amended, an increase of $0.8 million (net of tax of $0.4 million), and (2) the reclassification of $603.1 million in securities from the held-to-maturity category to the available-for-sale category, an increase of $6.4 million (net of tax of $3.4 million).

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Recent Accounting Pronouncements

     In September 2001, the FASB's Emerging Issues Task Force reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's results of operations or financial position.

     In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 is effective for business combinations initiated after June 30, 2001.The adoption of SFAS No. 141 did not have a material effect on the Company's results of operations or financial position.

     In June 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 will be effective January 1, 2002. The Company has no goodwill, or other purchased intangibles subject to SFAS No. 142 and, therefore, the Company does not expect the impact of SFAS No. 142 to have any impact on its results of operations or financial position.

  In January, 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets".
 Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's results of operations or financial position.

     In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's results of operations or financial position.

     In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin 101 (SAB 101), "Revenue Recognition in Financial Statements." SAB 101 clarifies the SEC staff's views on applying generally accepted accounting principles to revenue recognition in financial statements. In March 2000, the SEC issued an amendment, SAB 101A, which deferred the effective date of SAB 101. In June 2000, the SEC issued a second amendment, SAB 101B, which deferred the effective date of SAB 101 to no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. The Company adopted SAB 101 in the fourth quarter of fiscal 2000. The adoption of SAB 101 did not have a material impact on the Company's results of operations or financial position.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Codification

     In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and its domestic life insurance subsidiary uses to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiary have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. The implementation of Codification increased the Company's statutory-basis capital and surplus and, the Company remains in compliance with all regulatory and contractual obligations.

NOTE 2. RELATED PARTY TRANSACTIONS

     John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in deferred acquisition costs on the Company's balance sheets, net investment income and other operating costs and expenses within the Company's income statements. John Hancock charged the Company a service fee of $159.9 million, $170.6 million and $199.3 million for the year ended December 31, 2001, 2000 and 1999, respectively. As of December 31, 2001 and 2000, respectively, the Company owed John Hancock $17.9 million and $56.9 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

     In 2001 the Company sold $200 million of corporate owned life insurance
(COLI) to its Parent to provide insurance coverage on key management employees of the Parent. The death benefit on this COLI product would cover the cost of replacing these employees, including recruiting, training, and development.

     The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2001 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $11.8 million, $24.2 million, and $44.5 million of cash for tax, commission, and expense allowances. This agreement decreased the Company's net gain from operations by $1.7 million and $0.9 million in 2001 and 2000, respectively, and increased the Company's net gain from operations by $20.6 million in 1999.

     The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $107.5 million and $102.2 million as of December 31, 2001 and 2000, respectively. This agreement had no impact on the Company's net gain from operations.

     Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.4 million, $1.0 million and $0.8 million from the Company in 2001, 2000 and 1999, respectively. This agreement decreased the Company's net gain from operations by $0.8 million, $1.1 million and $0.5 million in 2001, 2000 and 1999, respectively.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  At December 31, 2001, the Company had a $250.0 million line of credit with an affiliate, John Hancock Financial Services, Inc. At December 31, 2000, the Company had a $250.0 million line of credit with affiliate, John Hancock Capital Corp. At December 31, 2001 and 2000, the Company had no outstanding borrowings under these agreements.

  John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were credits of $10.4 million, $16.0 million and $17.5 million in 2001, 2000 and 1999, respectively. The pension plan prepaid expense allocated to the Company amounted to $64.3 million and $55.6 million in 2001 and 2000, respectively. Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions."

NOTE 3. INVESTMENTS

  The following information summarizes the components of net investment income and net realized investment and other gains (losses), net:

                                                                             YEAR ENDED DECEMBER 31,
                                                                          2001        2000         1999
                                                                         ------      ------       -------
                                                                                  (IN MILLIONS)
NET INVESTMENT INCOME
  Fixed maturities....................................................   $160.1      $138.5       $127.1
  Equity securities...................................................      0.3         0.2           --
  Mortgage loans on real estate.......................................     42.3        44.3         39.7
  Real estate.........................................................      2.3         4.1          3.6
  Policy loans........................................................     21.1        17.1         13.7
  Short-term investments..............................................      6.3        19.4          4.5
  Other...............................................................      3.3         1.1         (2.0)
                                                                         ------      ------       ------
  Gross investment income.............................................    235.7       224.7        186.6
   Less investment expenses...........................................      8.7        11.3         12.0
                                                                         ------      ------       ------
    Net investment income.............................................   $227.0      $213.4       $174.6
                                                                         ======      ======       ======
NET REALIZED INVESTMENT AND OTHER GAINS (LOSSES), NET OF
    RELATED AMORTIZATION OF DEFERRED POLICY ACQUISITION COSTS
  Fixed maturities....................................................   $(25.1)     $(16.0)      $ (5.9)
  Equity securities...................................................      3.8         0.8           --
  Mortgage loans on real estate and real estate.......................     (1.2)       (2.3)         0.9
  Derivatives and other invested assets...............................     12.0         3.1         (0.3)
  Amortization adjustment for deferred policy acquisition costs.......      1.5         3.8          0.5
                                                                         ------      ------       ------
  Net realized investment and other losses, net of related
   amortization of deferred policy acquisition costs..................   $ (9.0)     $(10.6)      $ (4.8)
                                                                         ======      ======       ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Gross gains of $6.5 million, $1.5 million, and $0.5 million and gross losses of $3.3 million, $6.0 million, and $5.3 million in 2001, 2000 and 1999, respectively, were realized on the sale of available-for-sale securities.

  The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:

                                                                  GROSS       GROSS
                                                     AMORTIZED  UNREALIZED  UNREALIZED
                                                       COST       GAINS       LOSSES     FAIR VALUE
                                                     ---------  ----------  ----------  ------------
                                                                     (IN MILLIONS)
DECEMBER 31, 2001
HELD-TO-MATURITY:
Corporate securities.............................    $   65.0     $  --       $ 0.8       $   64.2
Mortgage-backed securities.......................        18.7       0.2         1.0           17.9
                                                     --------     -----       -----       --------
 Total...........................................    $   83.7     $ 0.2       $ 1.8       $   82.1
                                                     ========     =====       =====       ========
AVAILABLE-FOR-SALE:
Corporate securities.............................    $1,867.5     $67.5       $44.2       $1,890.8
Mortgage-backed securities.......................       296.7       6.3         4.7          298.3
Obligations of states and
 political subdivisions..........................         0.9        --          --            0.9
Debt securities issued by foreign
 governments.....................................         7.2       0.5          --            7.7
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies.......................       219.6       1.1         5.9          214.8
                                                     --------     -----       -----       --------
Total fixed maturities...........................     2,391.9      75.4        54.8        2,412.5
Equity securities................................        12.1       1.5         0.5           13.1
                                                     --------     -----       -----       --------
 Total...........................................    $2,404.0     $76.9       $55.3       $2,425.6
                                                     ========     =====       =====       ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The amortized cost and fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below:

                                                                GROSS       GROSS
                                                   AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                                     COST       GAINS       LOSSES      VALUE
                                                   ---------  ----------  ----------  ----------
                                                                  (IN MILLIONS)
DECEMBER 31, 2000
HELD-TO-MATURITY:
Corporate securities...........................    $  684.2     $23.4       $51.0      $  656.6
Mortgage-backed securities.....................        29.3       0.2         1.2          28.3
Obligations of states and
 political subdivisions........................         1.9        --          --           1.9
                                                   --------     -----       -----      --------
Total..........................................    $  715.4     $23.6       $52.2      $  686.8
                                                   ========     =====       =====      ========
AVAILABLE-FOR-SALE:
Corporate securities...........................    $  751.6     $20.6       $27.8      $  744.4
Mortgage-backed securities.....................       239.1       3.6         3.7         239.0
Obligations of states and
  political subdivisions.......................         0.9        --          --           0.9
Debt securities issued by foreign
  governments..................................        11.1       0.3         0.6          10.8
U.S. Treasury securities and
  obligations of U.S. government
  corporations and agencies....................        16.1       0.7         0.1          16.7
                                                   --------     -----       -----      --------
Total fixed maturities.........................     1,018.8      25.2        32.2       1,011.8
Equity securities..............................         7.1       2.8         1.8           8.1
                                                   --------     -----       -----      --------
   Total.......................................    $1,025.9     $28.0       $34.0      $1,019.9
                                                   ========     =====       =====      ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The amortized cost and fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below:

                                                          AMORTIZED     FAIR
                                                            COST       VALUE
                                                             (IN MILLIONS)
                                                          -------------------
HELD-TO-MATURITY:
Due in one year or less................................   $     --    $     --
Due after one year through five years..................        3.0         3.0
Due after five years through ten years.................        8.6         8.6
Due after ten years....................................       53.4        52.6
                                                          --------    --------
                                                              65.0        64.2
Mortgage-backed securities.............................       18.7        17.9
                                                          --------    --------
Total..................................................   $   83.7    $   82.1
                                                          ========    ========
AVAILABLE-FOR-SALE:
Due in one year or less................................   $   97.5    $   99.5
Due after one year through five years..................      772.0       794.2
Due after five years through ten years.................      935.2       929.4
Due after ten years....................................      290.5       291.1
                                                          --------    --------
                                                           2,095.2     2,114.2
Mortgage-backed securities.............................      296.7       298.3
                                                          --------    --------
Total..................................................   $2,391.9    $2,412.5
                                                          ========    ========

  Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

  The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2001 and 2000, $300.0 million and $1.4 million, respectively, of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

  Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                          BALANCE AT                          BALANCE AT
                                          BEGINNING                             END OF
                                           OF YEAR    ADDITIONS  DEDUCTIONS      YEAR
                                          ----------  ---------  ----------  ------------
                                                          (IN MILLIONS)
Year ended December 31, 2001
 Mortgage loans on real estate.........      $5.0       $1.7        $1.2         $5.5
 Real estate to be disposed of.........       0.7        0.1          --          0.8
                                             ----       ----        ----         ----
 Total.................................      $5.7       $1.8        $1.2         $6.3
                                             ====       ====        ====         ====
Year ended December 31, 2000
 Mortgage loans on real estate.........      $3.8       $1.2        $ --         $5.0
 Real estate to be disposed of.........        --        0.7          --          0.7
                                             ----       ----        ----         ----
 Total.................................      $3.8       $1.9        $ --         $5.7
                                             ====       ====        ====         ====
Year ended December 31, 1999
 Mortgage loans on real estate.........      $3.7       $0.4        $0.3         $3.8
 Real estate to be disposed of.........       0.7         --         0.7           --
                                             ----       ----        ----         ----
 Total.................................      $4.4       $0.4        $1.0         $3.8
                                             ====       ====        ====         ====

At December 31, 2001 and 2000 the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                          DECEMBER 31
                                                                         2001     2000
                                                                         ------  -------
                                                                         (IN MILLIONS)
Impaired mortgage loans on real estate with provision for losses....     $ 2.4    $ 4.2
Provision for losses................................................      (1.2)    (1.2)
                                                                         -----    -----
Net impaired mortgage loans on real estate..........................     $ 1.2    $ 3.0
                                                                         =====    =====

  The average investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                               YEAR ENDED DECEMBER 31
                                                                2001    2000    1999
                                                               ------  ------  ------
                                                                     (IN MILLIONS)
Average recorded investment in impaired loans...............    $3.3    $2.1     $--
Interest income recognized on impaired loans................     0.5     0.3      --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

  There were no restructured commercial mortgage loans at December 31, 2001. Such loans aggregated $3.4 million as of December 31, 2000. The expected gross interest income that would have been recorded in 2000 had the loans been current in accordance with the original loan agreements was $0.34 million, and the actual interest income recorded was $0.27 million.

  At December 31, 2001, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:

                          CARRYING           GEOGRAPHIC            CARRYING
    PROPERTY TYPE          AMOUNT           CONCENTRATION           AMOUNT
----------------------- -------------  ------------------------  -------------
                        (IN MILLIONS)                            (IN MILLIONS)

Apartments.............    $115.1      East North Central......     $ 63.6
Hotels.................      24.8      East South Central......       25.8
Industrial.............      72.1      Middle Atlantic.........       50.6
Office buildings.......     146.4      Mountain................       35.5
Retail.................      35.5      New England.............       55.1
Mixed Use..............       5.0      Pacific.................      111.3
Agricultural...........     168.9      South Atlantic..........      152.9
Other..................      18.6      West North Central......       20.6
                                       West South Central......       67.7
                                       Canada/Other............        3.3
Allowance for losses...      (5.5)     Allowance for losses....       (5.5)
                           ------                                   ------
Total..................    $580.9      Total...................     $580.9
                           ======                                   ======

  Bonds with amortized cost of $24.7 million were non-income producing for year ended December 31, 2001.

  Depreciation expense on investment real estate was $0.3 million in 2001 and $0.6 million in 2000 and 1999. Accumulated depreciation was $2.8 million, and $2.5 million at December 31, 2001, and 2000, respectively.

NOTE 4.  DERIVATIVES AND HEDGING INSTRUMENTS

  The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

  The fair value of derivative instruments classified as assets at December 31, 2001 was $16.7 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2001 was $12.0 million and appears on the consolidated balance sheet in other liabilities.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Fair Value Hedges

  The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

  The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

  Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

  At December 31, 2001, the Company recognized net losses of $3.0 million, related to the ineffective portion of its fair value hedges, and a net gain of $0.1 million, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. At December 31, 2001, all of the Company's hedged firm commitments qualified as fair value hedges.

 Cash Flow Hedges

  The Company used interest rate cap and floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses. Amounts are reclassified from other comprehensive income if interest rates fall below certain levels.

  In 2001, the Company recognized no gains or losses related to the ineffective portion of its cash flow hedges, and a net gain of $0.2 million related to the portion of the hedging instruments that was excluded from the assessment of hedge effectiveness. This amount is recorded in net realized investment and other gains and losses. All of the Company's hedged forecasted transactions qualified as cash flow hedges in 2001.

  No amounts were reclassified from other accumulated comprehensive income to earnings in 2001 and it is anticipated that no amounts will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The Company does not enter into hedging transactions for variable cash flows thus the Company currently has no maximum length for which variable cash flows are hedged.

  In 2001, none of the Company's cash flow hedges have been discontinued because of the probability that the original forecasted transaction would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  There was no transition adjustment for the adoption of SFAS No.133 representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. There were no losses incurred for the effective portion of the change in fair value of derivative instruments designated as cash flow hedges and added to accumulated other comprehensive income.

 Derivatives Not Designated as Hedging Instruments

  The Company enters into interest rate swap agreements, interest rate futures contracts, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

NOTE 5. INCOME TAXES

  The Company is included in the consolidated federal income tax return of John Hancock Financial Services, Inc. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

  The components of income taxes were as follows:

                                                      YEAR ENDED DECEMBER 31
                                                       2001    2000     1999
                                                      ------  ------  ---------
                                                           (IN MILLIONS)
Current taxes:
Federal............................................   $30.1   $15.2    $(1.5)
Foreign ...........................................      --     0.6      0.1
                                                      -----   -----    -----
                                                       30.1    15.8     (1.4)
Deferred taxes:
Federal ...........................................    32.1    28.0     36.6
                                                      -----   -----    -----
Total income taxes ................................   $62.2   $43.8    $35.2
                                                      =====   =====    =====

  A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                     YEAR ENDED DECEMBER 31
                                                     2001     2000      1999
                                                    -------  -------  ---------
                                                         (IN MILLIONS)
Tax at 35%                                          $73.0    $50.1     $36.3
Add (deduct):
 Equity base tax.................................    (9.0)    (5.6)       --
 Prior years taxes...............................     2.1       --      (0.3)
 Tax credits.....................................    (0.4)    (0.6)     (0.1)
 Foreign taxes...................................      --      0.6       0.1
 Tax exempt investment income....................    (5.6)    (0.7)     (0.7)
 Other ..........................................     2.1       --      (0.1)
                                                    -----    -----     -----
  Total income taxes ............................   $62.2    $43.8     $35.2
                                                    =====    =====     =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                  DECEMBER 31
                                                                 2001     2000
                                                                ------  --------
                                                                (IN MILLIONS)
DEFERRED TAX ASSETS:
 Policy reserve adjustments..................................   $238.1   $110.0
 Other postretirement benefits...............................     20.1     23.3
 Book over tax basis of investments..........................     12.0      7.8
 Interest....................................................       --      7.5
 Unrealized holding losses...................................       --      1.4
                                                                ------   ------
  Total deferred tax assets..................................    270.2    150.0
DEFERRED TAX LIABILITIES:
 Deferred policy acquisition costs...........................    373.7    199.1
 Depreciation................................................      2.1      1.8
 Basis in partnerships.......................................      0.6      0.4
 Market discount on bonds....................................      1.2      0.6
 Lease income................................................     47.0     35.4
 Unrealized gains............................................      6.8       --
 Other.......................................................       --      9.5
                                                                ------   ------
  Total deferred tax liabilities.............................    431.4    246.8
                                                                ------   ------
  Net deferred tax liabilities...............................   $161.2   $ 96.8
                                                                ======   ======

  The Company received an income tax refund of $32.4 million and made income tax payments of $62.9 million and $13.2 million in 2001, 2000 and 1999, respectively.

NOTE 6 - REINSURANCE

  The effect of reinsurance on premiums written and earned was as follows:

                                 2001             2000             1999
                               PREMIUMS         PREMIUMS         PREMIUMS
                           WRITTEN  EARNED   WRITTEN  EARNED  WRITTEN   EARNED
                           -------  -------  -------  ------  -------  --------
                                             (IN MILLIONS)
Life Insurance:
 Direct.................   $ 82.0   $ 82.0   $34.1    $34.1   $12.1     $12.1
 Ceded .................    (21.9)   (21.9)   (5.5)    (5.5)   (3.2)     (3.2)
                           ------   ------   -----    -----   -----     -----
  Net life insurance
   premiums.............   $ 60.1   $ 60.1   $28.6    $28.6   $ 8.9     $ 8.9
                           ======   ======   =====    =====   =====     =====

For the year ended December 31, 2001, 2000 and 1999, benefits to policyholders under life ceded reinsurance contracts were $3.8 million, $3.0 million and $ --
 million, respectively.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

NOTE 7. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase fixed maturity investments, and other invested assets and issue mortgage loans on real estate totaling $25.3 million, $14.3 million and $16.2 million, respectively, at December 31, 2001.
 If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary.
 The estimated fair values of the commitments described above aggregate $57.1 million at December 31, 2001. The majority of these commitments expire in 2002.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2001. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $7.0 million and $66.3 million at December 31, 2001 and 2000, respectively. Costs incurred related to the settlement were $14.1 million and $66.0 million in 2001 and 1999, respectively. No such costs were incurred in 2000. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

  During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution (ADR) relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly. The reserve estimate was further evaluated quarterly, and was adjusted as noted above, in the fourth quarter of 2001. The adjustment to the reserve in 2001 was the result of the Company being able to better estimate the cost of settling the remaining claims, which on average tend to be larger, more complicated claims. The better estimate comes from experience with actual settlements on similar claims.

  Administration of the ADR component of the settlement continues to date. Although some uncertainty remains as to the cost of claims in the final phase
(i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 8.  SHAREHOLDER'S EQUITY

 (a) Common Stock

  The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. The Company has one class of capital stock, common stock ($50 par value, 50,000 shares authorized).

 (b) Accumulated Other Comprehensive Income (Loss)

  The components of accumulated other comprehensive loss are as follows:

                                                                 ACCUMULATED
                                                                    OTHER
                                                                COMPREHENSIVE
                                                               INCOME (LOSSES)
                                                              -----------------
                                                                (IN MILLIONS)

Balance at January 1, 1999....................................     $ 12.3
Gross unrealized gains (losses)(net of deferred income
 tax benefit of $18.0 million)................................      (34.2)
Reclassification adjustment for gains (losses), realized in
 net income (net of tax expense of $1.7 million)..............       (3.1)
Adjustment to deferred policy acquisition costs and
 present value of future profits (net of deferred income
 tax expense of $6.2 million).................................       11.6
                                                                   ------
Net unrealized gains (losses).................................      (25.7)
                                                                   ------
Balance at December 31, 1999..................................     $(13.4)
                                                                   ======


Balance at January 1, 2000....................................     $(13.4)
Gross unrealized gains (losses) (net of deferred income
 tax expense of $9.7 million).................................       18.0
Reclassification adjustment for gains (losses), realized in
 net income (net of tax expense of $1.6 million)..............       (2.9)
Adjustment to deferred policy acquisition costs and
 present value of future profits (net of deferred income
 tax benefit of $2.1 million).................................       (3.9)
                                                                   ------
Net unrealized gains (losses).................................       11.2
                                                                   ------
Balance at December 31, 2000..................................     $ (2.2)
                                                                   ======


Balance at January 1, 2001....................................     $ (2.2)
Gross unrealized gains (losses) (net of deferred income
 tax expense of $7.2 million).................................       11.8
Reclassification adjustment for gains (losses), realized in
 net income (net of tax benefit of $1.1 million)..............        2.1
Adjustment to deferred policy acquisition costs and
 present value of future profits (net of deferred income
 tax benefit of $3.2 million).................................       (6.0)
                                                                   ------
Net unrealized gains (losses).................................        7.9
Change in accounting principle................................        7.2
                                                                   ------
Balance at December 31, 2001..................................     $ 12.9
                                                                   ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                      2001    2000      1999
                                                     -------  ------  ---------
                                                          (IN MILLIONS)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
  Fixed maturities ...............................   $ 20.6   ($7.0)   ($28.7)
  Equity investments..............................      1.0     1.0      (1.4)
  Derivatives and other...........................      5.2     0.3       1.3
                                                     ------   -----    ------
Total ............................................     26.8    (5.7)    (28.8)
Amounts of unrealized investment (gains) losses
 attributable to:
  Deferred policy acquisition cost and present
   value of future profits........................     (7.1)    2.1       8.1
  Deferred federal income taxes...................     (6.8)    1.4       7.3
                                                     ------   -----    ------
Total.............................................    (13.9)    3.5      15.4
                                                     ------   -----    ------
Net unrealized investment gains...................   $ 12.9   ($2.2)   ($13.4)
                                                     ======   =====    ======

 (c) Statutory Results

  The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary use to prepare their statutory-basis financial statements.

  The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

  Prior to 2001, the Commissioner had provided the Company approval to recognize as an admitted asset the pension plan prepaid expense in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." Beginning in 2001, the Commissioner has provided the Company with approval to phase-in over a three-year period the impact of implementing the material provisions of statutory SSAP No. 8, "Pensions." The Company's pension plan prepaid expense recorded for statutory purposes amounted to $64.3 million, $55.6 million and $42.3 million at December 31, 2001, 2000 and 1999 respectively. Statutory net income is not impacted by this permitted practice.

  Statutory net income and surplus include the accounts of the Company and its wholly-owned subsidiary, Investors Partners Life Insurance Company.

                                                        2001    2000     1999
                                                       ------  ------  --------
                                                           (IN MILLIONS)

Statutory net income................................   $ 13.1  $ 26.6   $ 77.5
Statutory surplus...................................    647.0   527.2    468.8

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

NOTE 9.  SEGMENT INFORMATION

  The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

  PROTECTION SEGMENT. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

  ASSET GATHERING SEGMENT. Offers individual variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

  The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

  Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

  Amounts reported as segment adjustments in the tables below primarily relate to: (i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems and retail operations; (iv) the surplus tax on mutual life insurance companies that was allocated by John Hancock to the Company; (v) a charge for certain one time costs associated with John Hancock's demutualization process; and (vi) cumulative effect of an accounting change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income:

                                                                     ASSET
                                                         ROTECTION  GATHERING   CONSOLIDATED
                                                         ---------  ---------  --------------
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2001
REVENUES:
 Segment revenues.....................................   $  614.3    $   62.2     $   676.5
 Net realized investment and other
  gains (losses)......................................       (9.0)          -          (9.0)
                                                         --------    --------     ---------
 Revenues.............................................   $  605.3    $   62.2     $   667.5
                                                         ========    ========     =========

 Net investment income................................   $  229.2    $   (2.2)    $   227.0
NET INCOME:
 Segment after-tax operating income...................   $  130.0    $   22.2     $   152.2
 Net realized investment and other
  gains (losses)......................................       (5.6)          -          (5.6)
 Surplus tax..........................................        9.1           -           9.1
 Class action lawsuit.................................       (9.2)          -          (9.2)
 Cumulative effect of accounting
  change, net of tax..................................       (1.6)          -          (1.6)
                                                         --------    --------     ---------
 Net income...........................................   $  122.7    $   22.2     $   144.9
                                                         ========    ========     =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees
  accounted for by the equity method..................   $    2.7    $      -     $     2.7
 Amortization of deferred policy
  acquisition costs...................................       46.6        20.5          67.1
 Income tax expense...................................       54.8         7.4          62.2
 Segment assets.......................................   $9,995.5    $1,717.7     $11,713.2
NET REALIZED INVESTMENT AND OTHER GAINS
(LOSSES) DATA:
 Net realized investment and other
  gains (losses)......................................   $  (10.5)          -     $   (10.5)
 Less amortization of deferred policy
  acquisition costs related to net realized
  investment and other gains (losses) ................        1.5           -           1.5
                                                         --------    --------     ---------
 Net realized investment and other gains
  (losses), net of related amortization of
  deferred policy acquisition costs - per
 consolidated financial statements....................       (9.0)          -          (9.0)
 Less income tax effect...............................        3.4           -           3.4
                                                         --------    --------     ---------
 Net realized investment and other gains
  (losses), net-after-tax adjustment made
  to calculate segment operating income ..............   $   (5.6)          -     $    (5.6)
                                                         ========    ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                                           ASSET
                                                                          PROTECTION     GATHERING      CONSOLIDATED
                                                                          ----------  ---------------  --------------
                                                                                        (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2000
REVENUES:
 Segment revenues......................................................   $  530.8       $   48.5        $   579.3
 Net realized investment and other
  gains (losses), net..................................................      (10.6)             -            (10.6)
                                                                          --------       --------        ---------
       Revenues........................................................   $  520.2       $   48.5        $   568.7
                                                                          ========       ========        =========


       Net investment income                                              $  215.9       $   (2.5)       $   213.4
NET INCOME:
 Segment after-tax operating income....................................       96.0            6.3            102.3
 Net realized investment and other
  gains (losses), net..................................................       (6.8)             -             (6.8)
 Surplus tax...........................................................        5.4            0.2              5.6
 Other demutualization related costs...................................       (0.5)          (0.1)            (0.6)
 Restructuring charges.................................................       (1.1)             -             (1.1)
                                                                          --------       --------        ---------
 Net income............................................................   $   93.0       $    6.4        $    99.4
                                                                          ========       ========        =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees accounted for
  by the equity method.................................................   $    1.3       $      -        $     1.3
 Amortization of deferred policy
  acquisition costs....................................................       17.6           16.4             34.0
 Income tax expense....................................................       40.7            3.1             43.8
 Segment assets........................................................   $9,326.9       $2,867.8        $12,194.7
NET REALIZED INVESTMENT AND OTHER GAINS (LOSSES) DATA:
 Net realized investment and other losses..............................   $  (14.4)             -        $   (14.4)
 Less amortization of deferred policy acquisition
  costs related to net realized investment and
  other gains (losses).................................................        3.8              -              3.8
                                                                          --------       --------        ---------
 Net realized investment and other gains (losses),
  net of related amortization of deferred policy
  acquisition costs - per consolidated financial statements............      (10.6)             -            (10.6)
 Less income tax effect................................................        3.8              -              3.8
                                                                          --------       --------        ---------
 Net realized investment and other gains (losses), net-after-tax
  adjustment made to calculate segment operating income................   $   (6.8)             -        $    (6.8)
                                                                          ========       ========        =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                                                         ASSET
                                                                                           PROTECTION  GATHERING   CONSOLIDATED
                                                                                           ----------  ---------   ------------
                                                                                                    (IN MILLIONS)
YEAR ENDED DECEMBER 31, 1999
REVENUES:
 Segment revenues ....................................................................      $  488.0    $   37.2     $   525.2
 Net realized investment and other gains (losses), net ...............................          (4.8)         --          (4.8)
                                                                                            --------    --------     ---------
 Revenues ............................................................................      $  483.2    $   37.2     $   520.4
                                                                                            ========    ========     =========


 Net investment income  ..............................................................      $  178.1    $   (3.5)    $   174.6
NET INCOME:
 Segment after-tax operating income ..................................................         108.0         6.8         114.8
 Net realized investment and other gains (losses), net ...............................          (3.1)         --          (3.1)
 Class action lawsuit ................................................................         (42.9)         --         (42.9)
 Other demutualization related costs .................................................          (0.3)       (0.1)         (0.4)
                                                                                            --------    --------     ---------
 Net income ..........................................................................      $   61.7    $    6.7     $    68.4
                                                                                            ========    ========     =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees accounted for by the equity method ................      $   (0.1)   $     --     $    (0.1)
 Amortization of deferred policy acquisition costs ...................................           4.6         8.5          13.1
 Income tax expense ..................................................................          31.8         3.4          35.2
 Segment assets ......................................................................      $9,104.6    $2,869.6     $11,974.2
NET REALIZED INVESTMENT AND OTHER GAINS (LOSSES) DATA:
 Net realized investment and other gains (losses) ....................................      $   (5.3)         --     $    (5.3)
 Less amortization of deferred policy acquisition costs related to net
  realized investment gains (losses) .................................................           0.5          --           0.5
                                                                                            --------    --------     ---------
 Net realized investment and other gains (losses), net of related amortization
  of deferred policy acquisition costs - per consolidated financial statements .......          (4.8)         --          (4.8)
 Less income tax effect ..............................................................           1.7          --           1.7
                                                                                            --------    --------     ---------
 Net realized investment and other gains (losses), net-after-tax adjustment made
  to calculate segment operating income  .............................................      $   (3.1)         --     $    (3.1)
                                                                                            ========    ========     =========

   The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 10.  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

     The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

     Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

     The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

     The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

     The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies are estimated based on discounted cash flow calculations using current market rates.

     The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

     The fair value for commitments approximates the amount of the initial commitment.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

    The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                                       DECEMBER 31                           DECEMBER 31
                                                                          2001                                  2000
                                                               CARRYING            FAIR              CARRYING           FAIR
                                                                VALUE              VALUE               VALUE            VALUE
                                                              ----------         ----------         ----------        ----------
                                                                   (IN MILLIONS)                         (IN MILLIONS)
ASSETS:
 Fixed maturities:
  Held-to-maturity .....................................      $     83.7         $     82.1         $    715.4         $    686.8
  Available-for-sale ...................................         2,412.5            2,412.5            1,011.8            1,011.8
 Equity securities:
  Available-for-sale ...................................            13.1               13.1                8.1                8.1
 Mortgage loans on real estate .........................           580.9              604.3              554.8              574.2
 Policy loans ..........................................           352.0              352.0              334.2              334.2
 Short-term investments ................................              --                 --               21.7               21.7
  Cash and cash equivalents ............................           115.4              115.4              277.3              277.3
Derivatives:
 Futures contracts, net ................................              --                 --                0.1                0.1
 Interest rate swap agreements .........................             8.8                8.8                 --                 --
 Interest rate cap agreements ..........................             3.5                3.5                2.1                2.1
 Interest rate floor agreements ........................             4.5                4.5                4.5                4.5
 Currency rate swap agreements .........................             0.4                0.4                 --                 --
 Equity collar agreements ..............................             0.8                0.8                0.4                0.4
LIABILITIES:
Fixed rate deferred and immediate annuities ............            53.1               50.3               63.8               60.4
Derivatives:
 Interest rate swap agreements .........................            13.2               13.2                 --                1.2
 Currency rate swap agreements .........................             0.1                0.1                0.6                0.6
Commitments ............................................              --               57.1                 --               62.9

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     SCHEDULE I - SUMMARY OF INVESTMENTS --
                   OTHER THAN INVESTMENTS IN RELATED PARTIES
                            AS OF DECEMBER 31, 2001
                            (IN MILLIONS OF DOLLARS)

              COLUMN A                                       COLUMN B   COLUMN C       COLUMN D
                                                                                   AMOUNT AT WHICH
                                                                                     SHOWN IN THE
                                                                                     CONSOLIDATED
                                                                                       BALANCE
         TYPE OF INVESTMENT                                 COST/(2)/    VALUE          SHEET
                                                            ----------  --------  ------------------
Fixed maturity securities, available-for-sale:
Bonds:
United States government and government agencies
 and authorities                                             $  219.6   $  214.8       $  214.8
States, municipalities and political subdivisions                 6.0        6.0            6.0
Foreign governments                                               7.2        7.6            7.6
Public utilities                                                189.3      192.9          192.9
Convertibles and bonds with warrants attached                    25.9       25.1           25.1
All other corporate bonds                                     1,897.9    1,920.5        1,920.5
Certificates of deposits                                           --         --             --
Redeemable preferred stock                                       46.0       45.6           45.6
                                                             --------   --------       --------
Total fixed maturity securities, available-for-sale           2,391.9    2,412.5        2,412.5
                                                             ========   ========       ========
Equity securities, available-for-sale:
Common stocks:
Public utilities                                                   --         --             --
Banks, trust and insurance companies                               --         --             --
Industrial, miscellaneous and all other                           3.8        5.0            5.0
Non-redeemable preferred stock                                    8.3        8.1            8.1
                                                             --------   --------       --------
Total equity securities, available-for-sale                      12.1       13.1           13.1
                                                             ========   ========       ========
Fixed maturity securities, held-to-maturity:
Bonds
United States government and government agencies
 and authorities                                                   --         --             --
States, municipalities and political subdivisions                  --         --             --
Foreign governments                                                --         --             --
Public utilities                                                   --         --             --
Convertibles and bonds with warrants attached                      --         --             --
All other corporate bonds                                         5.1        5.1            5.1
Certificates of deposits                                         78.6       77.0           78.6
Redeemable preferred stock                                         --         --             --
                                                             --------   --------       --------
Total fixed maturity securities, held-to-maturity                83.7       82.1           83.7
                                                             ========   ========       ========

  The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     SCHEDULE I - SUMMARY OF INVESTMENTS --
             OTHER THAN INVESTMENTS IN RELATED PARTIES (CONTINUED)
                            AS OF DECEMBER 31, 2001
                            (IN MILLIONS OF DOLLARS)

              COLUMN A                              COLUMN B   COLUMN C       COLUMN D
                                                                          AMOUNT AT WHICH
                                                                            SHOWN IN THE
                                                                            CONSOLIDATED
                                                                              BALANCE
         TYPE OF INVESTMENT                        COST/(2)/     VALUE         SHEET
                                                   ----------  --------  ------------------
Equity securities, trading:
Common stocks:
Public utilities                                          --         --             --
Banks, trust and insurance companies                      --         --             --
Industrial, miscellaneous and all other                   --         --             --
Non-redeemable preferred stock                            --         --             --
                                                    --------   --------       --------
Total equity securities, trading                          --         --             --
                                                    --------   --------       --------
Mortgage loans on real estate, net /(1)/            $  586.4       xxxx       $  580.9
Real estate, net:
Investment properties /(1)/                             21.4       xxxx           20.6
Acquired in satisfaction of debt/(1)/                     --       xxxx             --
Policy loans                                           352.0       xxxx          352.0
Other long-term investments /(2)/                       39.6       xxxx           39.6
Short-term investments                                    --       xxxx             --
                                                    --------   --------       --------
  Total investments                                 $3,487.1   $2,507.7       $3,502.4
                                                    ========   ========       ========

(1) Difference from Column B is primarily due to valuation allowances due to impairments on mortgage loans on real estate and due to accumulated depreciation and valuation allowances due to impairments on real estate. See note 3 to the consolidated financial statements.
(2) Difference from Column B is primarily due to operating gains (losses) of investments in limited partnerships.

   The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
       AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR THE YEAR THEN ENDED
                            (IN MILLIONS OF DOLLARS)

                         DEFERRED      FUTURE POLICY                OTHER POLICY
                           POLICY     BENEFITS, LOSSES,              CLAIMS AND
                        ACQUISITION    CLAIMS AND LOSS    UNEARNED     BENEFITS    PREMIUM
       SEGMENT             COSTS          EXPENSES        PREMIUMS    PAYABLE      REVENUE
----------------------  -----------  ------------------  ---------- ------------  ---------
2001:
Protection               $  918.4         $3,275.5         $221.0      $25.0        $60.1
Asset Gathering             142.4             63.2             --         --           --
                         --------         --------         ------      -----        -----
 Total                   $1,060.8         $3,338.7         $221.0      $25.0        $60.1
                         ========         ========         ======      =====        =====
2000:
Protection               $  819.3         $2,698.5         $212.0      $11.1        $28.6
Asset Gathering             174.8             70.0             --         --           --
                         --------         --------         ------      -----        -----
 Total                   $  994.1         $2,768.5         $212.0      $11.1        $28.6
                         ========         ========         ======      =====        =====
1999:
Protection               $  707.8         $2,515.7         $175.2      $15.7        $ 8.9
Asset Gathering             147.3             50.6             --         --           --
                         --------         --------         ------      -----        -----
 Total                   $  855.1         $2,566.3         $175.2      $15.7        $ 8.9
                         ========         ========         ======      =====        =====

     The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

       AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR THE YEAR THEN ENDED
                            (IN MILLIONS OF DOLLARS)

                                                       AMORTIZATION OF
                                                       DEFERRED POLICY
                                  BENEFITS, CLAIMS,  ACQUISITION COSTS,
                         NET         LOSSES, AND      EXCLUDING AMOUNTS
                      INVESTMENT     SETTLEMENT      RELATED TO REALIZED   OTHER OPERATING
      SEGMENT           INCOME        EXPENSES        INVESTMENT GAINS        EXPENSES
--------------------  ----------  -----------------  -------------------  -----------------
2001:
Protection              $229.2         $285.5               $46.6              $ 72.8
Asset Gathering           (2.2)           8.6                20.5                 3.4
                        ------         ------               -----              ------
 Total                  $227.0         $294.1               $67.1              $ 76.2
                        ======         ======               =====              ======
2000:
Protection              $215.9         $242.2               $17.6              $100.5
Asset Gathering           (2.5)           6.4                16.4                16.3
                        ------         ------               -----              ------
 Total                  $213.4         $248.6               $34.0              $116.8
                        ======         ======               =====              ======
1999:
Protection              $178.1         $192.3               $ 4.6              $100.6
Asset Gathering           (3.5)          68.2                 8.5                16.9
                        ------         ------               -----              ------
 Total                  $174.6         $260.5               $13.1              $117.5
                        ======         ======               =====              ======

     The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

          JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY AND SUBSIDIARY

                           SCHEDULE IV - REINSURANCE
                            AS OF DECEMBER 31, 2001
                            (IN MILLIONS OF DOLLARS)

                                                                 ASSUMED               PERCENTAGE
                                                     CEDED TO     FROM                 OF AMOUNT
                                           GROSS       OTHER      OTHER       NET      ASSUMED TO
                                           AMOUNT    COMPANIES  COMPANIES   AMOUNT        NET
                                         ----------  ---------  ---------  --------   ------------
2001
Life insurance in force                  $119,332.2  $56,571.3    $35.1    $62,796.0      0.1%
                                         ----------  ---------    -----    ---------      ---
Premiums:
Life insurance                           $     82.0  $    21.9    $  --    $    60.1       --
Accident and health insurance                    --         --       --           --       --
P&C                                              --         --       --           --       --
                                         ----------  ---------    -----    ---------      ---
  Total                                  $     82.0  $    21.9    $  --    $    60.1      0.0%
                                         ==========  =========    =====    =========      ===
2000
Life insurance in force                  $ 98,737.2  $39,495.8    $37.1    $59,278.5      0.1%
                                         ----------  ---------    -----    ---------      ---
Premiums:
Life insurance                           $     34.1  $     5.5    $  --    $    28.6       --
Accident and health insurance                    --         --       --           --       --
P&C                                              --         --       --           --       --
                                         ----------  ---------    -----    ---------      ---
  Total                                  $     34.1  $     5.5    $  --    $    28.6      0.0%
                                         ==========  =========    =====    =========      ===
1999
Life insurance in force                  $ 75,674.7  $19,217.5    $38.5    $56,495.7      0.0%
                                         ----------  ---------    -----    ---------      ---
Premiums:
Life insurance                           $     12.1  $     3.2    $  --    $     8.9       --
Accident and health insurance                    --         --       --           --       --
P&C                                              --         --       --           --       --
                                         ----------  ---------    -----    ---------      ---
  Total                                  $     12.1  $     3.2    $  --    $     8.9      0.0%
                                         ==========  =========    =====    =========      ===

NOTE: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and the universal life insurance products.

     The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                         REPORT OF INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account S
 of John Hancock Variable Life Insurance Company

     We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (comprising of, respectively, Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets (formerly Emerging Markets Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, Aim V.I. Value, Fidelity VIP Growth, Fidelity VIP II Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, Templeton International, V.A. Financial Industries, V.A. Relative Value, V.A. Strategic Income, Health Sciences, International Equity, Large Cap Value CORE, Large/Mid Cap Value, Small Cap Value (formerly Small/Mid Cap Value), Aim V.I. Growth, MFS Investors Growth and MFS Research Series Subaccounts) as of December 31, 2001, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 2001, the results of their operations for the year then ended and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 8, 2002

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2001


                                                        LARGE CAP                 INTERNATIONAL
                                                         GROWTH     ACTIVE BOND   EQUITY INDEX
                                                        SUBACCOUNT  SUBACCOUNT      SUBACCOUNT
                                                        ----------  -----------   -------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ....   $111,704,800  $66,269,409    $28,861,551
Receivable from portfolio/JHVLICO ..................        159,225       82,601         98,141
                                                       ------------  -----------    -----------
Total assets .......................................    111,864,025   66,352,010     28,959,692

LIABILITIES
Payable to portfolio/JHVLICO .......................        157,012       81,794         97,612
Asset charges payable ..............................          2,214          807            530
                                                       ------------  -----------    -----------
Total liabilities ..................................        159,226       82,601         98,142
                                                       ------------  -----------    -----------
                                                       $111,704,799  $66,269,409    $28,861,550
                                                       ------------  -----------    -----------
NET ASSETS:
 Accumulation units ................................   $111,704,799  $66,269,409    $28,861,550
                                                       ------------  -----------    -----------
  Total net assets .................................   $111,704,799  $66,269,409    $28,861,550
                                                       ------------  -----------    -----------
  Units outstanding ................................      5,040,798    3,556,823      2,265,352
                                                       ------------  -----------    -----------
  Unit value (accumulation) ........................   $      22.16  $     18.63    $     12.74
                                                       ============  ===========    ===========

                                                        SMALL CAP     GLOBAL       MID CAP
                                                         GROWTH      BALANCED      GROWTH
                                                       SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                       ----------   ----------   ----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ....   $36,951,517  $4,171,226   $43,998,802
Receivable from portfolio/JHVLICO ..................       382,371       6,011        69,230
                                                       -----------  ----------   -----------
Total assets .......................................    37,333,888   4,177,237    44,068,032

LIABILITIES
Payable to portfolio/JHVLICO .......................       381,584       5,918        68,365
Asset charges payable ..............................           787          93           865
                                                       -----------  ----------   -----------
Total liabilities ..................................       382,371       6,011        69,230
                                                       -----------  ----------   -----------
                                                       $36,951,517  $4,171,226   $43,998,802
                                                       -----------  ----------   -----------
NET ASSETS:
 Accumulation units ................................   $36,951,517  $4,171,226   $43,998,802
                                                       -----------  ----------   -----------
  Total net assets .................................   $36,951,517  $4,171,226   $43,998,802
                                                       -----------  ----------   -----------
  Units outstanding ................................     2,436,856     371,146     3,002,367
                                                       -----------  ----------   -----------
  Unit value (accumulation) ........................   $     15.16  $    11.24   $     14.65
                                                       ===========  ==========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2001

                                                         LARGE CAP      MONEY       SMALL/MID CAP
                                                           VALUE        MARKET         GROWTH
                                                        SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                        ----------    ----------    -------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ....    $82,486,053  $194,899,411   $ 27,446,346
Receivable from portfolio/JHVLICO ..................         91,947     1,945,197         13,575
                                                        -----------  ------------   ------------
Total assets .......................................     82,578,000   196,844,608     27,459,921

LIABILITIES
Payable to portfolio/JHVLICO .......................         90,731     1,943,221         13,126
Asset charges payable ..............................          1,216         1,976            449
                                                        -----------  ------------   ------------
Total liabilities ..................................         91,947     1,945,197         13,575
                                                        -----------  ------------   ------------
                                                        $82,486,053  $194,899,411   $ 27,446,346
                                                        -----------  ------------   ------------
NET ASSETS:
 Accumulation units ................................    $82,486,053  $194,899,411   $ 27,446,346
                                                        -----------  ------------   ------------
  Total net assets .................................    $82,486,053  $194,899,411   $ 27,446,346
                                                        -----------  ------------   ------------
  Units outstanding ................................      4,594,133    14,319,897      1,540,661
                                                        -----------  ------------   ------------
  Unit value (accumulation) ........................    $     17.95  $      13.61   $      17.81
                                                        ===========  ============   ============

                                                         REAL ESTATE    GROWTH &
                                                           EQUITY        INCOME        MANAGED
                                                         SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                         -----------   ----------   -------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ....     $25,562,953  $141,794,208   $130,010,266
Receivable from portfolio/JHVLICO ..................         468,921        93,598         64,741
                                                         -----------  ------------   ------------
Total assets .......................................      26,031,874   141,887,806    130,075,007

LIABILITIES
Payable to portfolio/JHVLICO .......................         468,567        89,262         59,480
Asset charges payable ..............................             354         4,336          5,262
                                                         -----------  ------------   ------------
Total liabilities ..................................         468,921        93,598         64,742
                                                         -----------  ------------   ------------
                                                         $25,562,953  $141,794,208   $130,010,265
                                                         -----------  ------------   ------------
NET ASSETS:
 Accumulation units ................................     $25,562,953  $141,794,208   $130,010,265
                                                         -----------  ------------   ------------
  Total net assets .................................     $25,562,953  $141,794,208   $130,010,265
                                                         -----------  ------------   ------------
  Units outstanding ................................       1,238,549     6,069,174      4,489,706
                                                         -----------  ------------   ------------
  Unit value (accumulation) ........................     $     20.64  $      23.36   $      28.96
                                                         ===========  ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2001


                                      SHORT-TERM    SMALL CAP    INTERNATIONAL
                                          BOND        EQUITY      OPPORTUNITIES
                                       SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                      ----------   ----------    -------------
ASSETS
Investment in shares of portfolios
 of:
 John Hancock Variable Series Trust
  I, at value......................  $ 17,601,987  $25,497,414    $36,226,531
Receivable from portfolio/JHVLICO           4,041      934,101        166,713
                                     ------------  -----------    -----------
Total assets.......................    17,606,028   26,431,515     36,393,244

LIABILITIES
Payable to portfolio/JHVLICO.......         3,579      933,542        166,011
Asset charges payable..............           462          560            702
                                     ------------  -----------    -----------
Total liabilities..................         4,041      934,102        166,713
                                     ------------  -----------    -----------
                                     $ 17,601,987  $25,497,413    $36,226,531
                                     ------------  -----------    -----------
NET ASSETS:
 Accumulation units................  $ 17,601,987  $25,497,413    $36,226,531
                                     ------------  -----------    -----------
  Total net assets.................  $ 17,601,987  $25,497,413    $36,226,531
                                     ------------  -----------    -----------
  Units outstanding................     1,192,048    2,370,722      3,320,933
                                     ------------  -----------    -----------
  Unit value (accumulation)........  $      14.77  $     10.76    $     10.91
                                     ============  ===========    ===========


                                           EQUITY       GLOBAL       EMERGING
                                            INDEX         BOND        MARKETS
                                          SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                         ----------   ----------    ----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I,
  at value............................  $187,337,510  $12,697,702   $6,019,218
Receivable from portfolio/JHVLICO.....     1,310,698        6,455        9,642
                                        ------------  -----------   ----------
Total assets..........................   188,648,208   12,704,157    6,028,860

LIABILITIES
Payable to portfolio/JHVLICO..........     1,307,687        6,213           --
Asset charges payable.................         3,011          242        9,642
                                        ------------  -----------   ----------
Total liabilities.....................     1,310,698        6,455        9,642
                                        ------------  -----------   ----------
                                        $187,337,510  $12,697,702   $6,019,218
                                        ------------  -----------   ----------
NET ASSETS:
 Accumulation units...................  $187,337,510  $12,697,702   $6,019,218
                                        ------------  -----------   ----------
  Total net assets....................  $187,337,510  $12,697,702   $6,019,218
                                        ------------  -----------   ----------
  Units outstanding...................    10,567,694      947,812      817,817
                                        ------------  -----------   ----------
  Unit value (accumulation)...........  $      17.73  $     13.40   $     7.36
                                        ============  ===========   ==========

 See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2001


                                                                             SMALL/MID     HIGH YIELD
                                                              BOND INDEX     CAP CORE         BOND
                                                              SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                             ------------  ------------   ------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ..........    $28,203,083   $16,856,846   $10,940,542
Receivable from portfolio/JHVLICO ........................        834,679        32,656         3,672
                                                              -----------   -----------   -----------
Total assets .............................................     29,037,762    16,889,502    10,944,214

LIABILITIES
Payable to portfolio/JHVLICO .............................        834,377        32,483         3,492
Asset charges payable ....................................            302           173           180
                                                              -----------   -----------   -----------
Total liabilities ........................................        834,679        32,656         3,672
                                                              -----------   -----------   -----------
                                                              $28,203,083   $16,856,846   $10,940,542
                                                              -----------   -----------   -----------
NET ASSETS:
 Accumulation units ......................................    $28,203,083   $16,856,846   $10,940,542
                                                              -----------   -----------   -----------
  Total net assets .......................................    $28,203,083   $16,856,846   $10,940,542
                                                              -----------   -----------   -----------
  Units outstanding ......................................      2,263,449     1,488,264     1,190,720
                                                              -----------   -----------   -----------
  Unit value (accumulation) ..............................    $     12.46   $     11.33   $      9.19
                                                              ===========   ===========   ===========

                                                                              BRANDES       FRONTIER
                                                              TURNER CORE  INTERNATIONAL    CAPITAL
                                                                GROWTH        EQUITY      APPRECIATION
                                                              SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                             ------------  ------------   ------------
ASSETS
Investment in shares of portfolios of:
 Outside Trust, at value .................................    $21,880,480   $48,051,501   $32,664,269
Receivable from portfolio/JHVLICO ........................          2,580        15,674         9,759
                                                              -----------   -----------   -----------
Total assets .............................................     21,883,060    48,067,175    32,674,028

LIABILITIES
Payable to portfolio/JHVLICO .............................          2,470        15,457         9,589
Asset charges payable ....................................            109           217           170
                                                              -----------   -----------   -----------
Total liabilities ........................................          2,579        15,674         9,759
                                                              -----------   -----------   -----------
                                                              $21,880,481   $48,051,501   $32,664,269
                                                              -----------   -----------   -----------
NET ASSETS:
 Accumulation units ......................................    $21,880,481   $48,051,501   $32,664,269
                                                              -----------   -----------   -----------
  Total net assets .......................................    $21,880,481   $48,051,501   $32,664,269
                                                              -----------   -----------   -----------
  Units outstanding ......................................      1,231,427     3,104,259     1,548,405
                                                              -----------   -----------   -----------
  Unit value (accumulation) ..............................    $     17.77   $     15.48   $     21.10
                                                              ===========   ===========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2001


                                                                      CLIFTON      LARGE CAP
                                                                      ENHANCED     AGGRESSIVE     FUNDAMENTAL
                                                                     US EQUITY       GROWTH         GROWTH
                                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                    ----------     ----------     ----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ...............               --   $ 2,548,141   $   918,443
 Outside Trust, at value ......................................      $24,468,670            --            --
Receivable from portfolio/JHVLICO .............................           15,483            18            23
                                                                     -----------   -----------   -----------
Total assets ..................................................       24,484,153     2,548,159       918,466

LIABILITIES
Payable to portfolio/JHVLICO ..................................           15,380            --            --
Asset charges payable .........................................              103            18            23
                                                                     -----------   -----------   -----------
Total liabilities .............................................           15,483            18            23
                                                                     -----------   -----------   -----------
                                                                     $24,468,670   $ 2,548,141   $   918,443
                                                                     -----------   -----------   -----------
NET ASSETS:
 Accumulation units ...........................................      $24,468,670   $ 2,548,141   $   918,443
                                                                     -----------   -----------   -----------
  Total net assets ............................................      $24,468,670   $ 2,548,141   $   918,443
                                                                     -----------   -----------   -----------
  Units outstanding ...........................................        1,779,472       368,928       124,379
                                                                     -----------   -----------   -----------
  Unit value (accumulation)  ..................................      $     13.75   $      6.91   $      7.38
                                                                     ===========   ===========   ===========


                                                                                                  FIDELITY
                                                                       AIM V.I.      FIDELITY      VIP II
                                                                        VALUE       VIP GROWTH   CONTRAFUND
                                                                      SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                                      ----------    ----------   ----------
ASSETS
Investment in shares of portfolios of:
 Outside Trust, at value .........................................    $2,578,953    $4,188,912    $5,241,665
Receivable from portfolio/JHVLICO ................................            34            46         3,727
                                                                      ----------    ----------    ----------
Total assets .....................................................     2,578,987     4,188,958     5,245,392

LIABILITIES
Payable to portfolio/JHVLICO .....................................            --            --         3,675
Asset charges payable ............................................            34            46            52
                                                                      ----------    ----------    ----------
Total liabilities ................................................            34            46         3,727
                                                                      ----------    ----------    ----------
                                                                      $2,578,953    $4,188,912    $5,241,665
                                                                      ----------    ----------    ----------
NET ASSETS:
 Accumulation units ..............................................    $2,578,953    $4,188,912    $5,241,665
                                                                      ----------    ----------    ----------
  Total net assets ...............................................    $2,578,953    $4,188,912    $5,241,665
                                                                      ----------    ----------    ----------
  Units outstanding ..............................................       251,224       265,670       511,813
                                                                      ----------    ----------    ----------
  Unit value (accumulation)  .....................................    $    10.27    $    15.77    $    10.24
                                                                      ==========    ==========    ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2001


                                                                     JANUS ASPEN  JANUS ASPEN      MFS NEW
                                                                        GLOBAL      WORLDWIDE     DISCOVERY
                                                                     TECHNOLOGY     GROWTH         SERIES
                                                                     SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                                     ----------   -----------    ----------
ASSETS
Investment in shares of portfolios of:
 Outside Trust, at value ...................................          $2,785,116    $2,153,848     $8,796,316
Receivable from portfolio/JHVLICO ..........................               5,718            36            142
                                                                      ----------    ----------     ----------
Total assets ...............................................           2,790,834     2,153,884      8,796,458

LIABILITIES
Payable to portfolio/JHVLICO ...............................               5,695            --             82
Asset charges payable ......................................                  23            36             60
                                                                      ----------    ----------     ----------
Total liabilities ..........................................               5,718            36            142
                                                                      ----------    ----------     ----------
                                                                      $2,785,116    $2,153,848     $8,796,316
                                                                      ----------    ----------     ----------
NET ASSETS:
 Accumulation units ........................................          $2,785,116    $2,153,848     $8,796,316
                                                                      ----------    ----------     ----------
  Total net assets .........................................          $2,785,116    $2,153,848     $8,796,316
                                                                      ----------    ----------     ----------
  Units outstanding ........................................             658,072       334,913        922,289
                                                                      ----------    ----------     ----------
  Unit value (accumulation) ................................          $     4.23    $     6.43     $     9.54
                                                                      ==========    ==========     ==========


                                                                     TEMPLETON   V.A. FINANCIAL   V.A. RELATIVE
                                                                   INTERNATIONAL   INDUSTRIES        VALUE
                                                                    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                                    -----------   -------------  --------------
ASSETS
Investment in shares of portfolios of:
 Declaration Trust, at value ...............................          $       --    $  143,088     $  486,273
 Outside Trust, at value ...................................           3,148,222            --             --
Receivable from portfolio/JHVLICO ..........................                  53             2              5
                                                                      ----------    ----------     ----------
Total assets ...............................................           3,148,275       143,090        486,278

LIABILITIES
Payable to portfolio/JHVLICO ...............................                  --            --             --
Asset charges payable ......................................                  53             2              5
                                                                      ----------    ----------     ----------
Total liabilities ..........................................                  53             2              5
                                                                      ----------    ----------     ----------
                                                                      $3,148,222    $  143,088     $  486,273
                                                                      ----------    ----------     ----------
NET ASSETS:
 Accumulation units ........................................          $3,148,222    $  143,088     $  486,273
                                                                      ----------    ----------     ----------
  Total net assets .........................................          $3,148,222    $  143,088     $  486,273
                                                                      ----------    ----------     ----------
  Units outstanding ........................................             372,209        13,678         38,471
                                                                      ----------    ----------     ----------
  Unit value (accumulation)  ...............................          $     8.46    $    10.46     $    12.64
                                                                      ==========    ==========     ==========

 See accompanying notes.
                                        87

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2001

                                                                            V.A.
                                                                         STRATEGIC     HEALTH       INTERNATIONAL
                                                                           INCOME      SCIENCES        EQUITY
                                                                         SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                                         ----------   ----------    -------------
ASSETS
Investment in shares of portfolios of:
 Declaration Trust, at value ........................................    $ 365,523    $       --    $      --
 John Hancock Variable Series Trust I, at value .....................         --     1,540,656      417,615
 Receivable from portfolio/JHVLICO ..................................           16            10       66,803
                                                                         ---------    ----------    ---------
Total assets ........................................................      365,539     1,540,666      484,418

LIABILITIES
Payable to portfolio/JHVLICO ........................................           --            --       66,802
Asset charges payable ...............................................           16            10            2
                                                                         ---------    ----------    ---------
Total liabilities ...................................................           16            10       66,804
                                                                         ---------    ----------    ---------
                                                                         $ 365,523    $1,540,656    $ 417,614
                                                                         ---------    ----------    ---------
NET ASSETS:
 Accumulation units .................................................    $ 365,523    $1,540,656    $ 417,614
                                                                         ---------    ----------    ---------
  Total net assets ..................................................    $ 365,523    $1,540,656    $ 417,614
                                                                         ---------    ----------    ---------
  Units outstanding .................................................       34,270       157,129       50,643
                                                                         ---------    ----------    ---------
  Unit value (accumulation) .........................................    $   10.67    $     9.81    $    8.25
                                                                         =========    ==========    =========

                                                                                        LARGE/
                                                                          LARGE CAP    MID CAP      SMALL CAP
                                                                          VALUE CORE    VALUE         VALUE
                                                                          SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                                                                          ----------  ----------    ----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value .....................    $2,445,378   $41,885,567   $12,242,715
Receivable from portfolio/JHVLICO ...................................         1,635        48,107         7,238
                                                                         ----------   -----------   -----------
Total assets ........................................................     2,447,013    41,933,674    12,249,953

LIABILITIES
Payable to portfolio/JHVLICO ........................................         1,605       447,351         7,110
Asset charges payable ...............................................            30           756           128
                                                                         ----------   -----------   -----------
Total liabilities ...................................................         1,635        48,107         7,238
                                                                         ----------   -----------   -----------
                                                                         $2,445,378   $41,885,567   $12,242,715
                                                                         ----------   -----------   -----------
NET ASSETS:
 Accumulation units .................................................    $2,445,378   $41,885,567   $12,242,715
                                                                         ----------   -----------   -----------
  Total net assets ..................................................    $2,445,378   $41,885,567   $12,242,715
                                                                         ----------   -----------   -----------
  Units outstanding .................................................       251,173     4,361,596     1,124,502
                                                                         ----------   -----------   -----------
  Unit value (accumulation) .........................................    $     9.74   $      9.60   $     10.89
                                                                         ==========   ===========   ===========

 See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2001

                                                           MFS           MFS
                                           AIM V.I.     INVESTORS     RESEARCH
                                            GROWTH       GROWTH       SERIES IC
                                          SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                          ----------   ----------    ----------
ASSETS
Investment in shares of portfolios of:
 Outside Trust, at value ................  $102,742     $153,213     $81,667
Receivable from portfolio/JHVLICO .......        --            1          --
                                           --------     --------     -------
Total assets ............................   102,742      153,214      81,667

LIABILITIES
Payable to portfolio/JHVLICO ............        --           --          --
Asset charges payable ...................        --            1          --
                                           --------     --------     -------
Total liabilities .......................        --            1          --
                                           --------     --------     -------
                                           $102,742     $153,213     $81,667
                                           --------     --------     -------
NET ASSETS:
 Accumulation units .....................   102,742     $153,213     $81,667
                                           --------     --------     -------
  Total net assets ......................  $102,742     $153,213     $81,667
                                           --------     --------     -------
  Units outstanding .....................    10,932       16,718       5,346
                                           --------     --------     -------
  Unit value (accumulation) .............  $   9.40     $   9.16     $ 15.28
                                           ========     ========     =======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                               INTERNATIONAL
                                                                      LARGE CAP      ACTIVE        EQUITY
                                                                       GROWTH         BOND          INDEX
                                                                     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                                     ------------- ----------  -------------
Investment income:
 Income:
  Dividends .....................................................   $    211,764   $3,451,052   $    500,330
                                                                    ------------   ----------   ------------
Total investment income .........................................        211,764    3,451,052        500,330
Expenses:
 Mortality and expense risks ....................................        305,966      101,233         80,636
                                                                    ------------   ----------   ------------
Net investment income (loss) ....................................        (94,202)   3,349,819        419,694
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares ...............    (14,887,431)     274,991     (9,185,331)
 Realized gain distributions ....................................             --           --          3,754
                                                                    ------------   ----------   ------------
Realized gains (losses) .........................................    (14,887,431)     274,991     (9,181,577)
Change in unrealized appreciation (depreciation) during the
period. .........................................................     (8,545,844)     270,071      1,413,635
                                                                    ------------   ----------   ------------
Net increase (decrease) in net assets resulting from operations...  $(23,527,477)  $3,894,881   $ (7,348,248)
                                                                    ============   ==========   ============

                                                                      SMALL CAP       GLOBAL      MID CAP
                                                                       GROWTH        BALANCED     GROWTH
                                                                     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                                    ------------   ----------   -----------
Investment income:
 Income:
  Dividends .....................................................   $         --   $   49,830   $         --
                                                                    ------------   ----------   ------------
Total investment income .........................................             --       49,830             --
Expenses:
 Mortality and expense risks ....................................         95,903       11,993        131,510
                                                                    ------------   ----------   ------------
Net investment income (loss) ....................................        (95,903)      37,837       (131,510)
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares ......................    (13,849,486)    (263,409)   (30,861,303)
 Realized gain distributions                                                  --           --             --
                                                                    ------------   ----------   ------------
Realized losses .................................................    (13,849,486)    (263,409)   (30,861,303)
Change in unrealized appreciation (depreciation) during the
 period..........................................................      8,935,605      (55,122)     7,681,654
                                                                    ------------   ----------   ------------
Net decrease in net assets resulting from operations ............   $ (5,009,784   $ (280,694)  $(23,311,159)
                                                                    ============   ==========   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                                       SMALL/
                                                                       LARGE CAP       MONEY          MID CAP
                                                                         VALUE         MARKET         GROWTH
                                                                      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                      ----------    ------------    -----------
Investment income:
 Income:
  Dividends ........................................................  $ 1,012,424   $  6,291,516    $        --
                                                                      -----------   ------------    -----------
Total investment income ............................................    1,012,424      6,291,516             --
Expenses:
 Mortality and expense risks .......................................      158,482        376,507         46,771
                                                                      -----------   ------------    -----------
Net investment income (loss) .......................................      853,942      5,915,009        (46,771)
Realized gains (losses) on investments:
 Realized gain (loss) on sale of  portfolio shares .................     449,014              --     (1,115,407)
 Realized gain distributions .......................................    1,042,650             --
                                                                      -----------   ------------    -----------
Realized gains (losses) ............................................    1,491,664             --     (1,115,407)
Change in unrealized appreciation (depreciation) during
 the period ........................................................   (1,579,721)            --      2,322,037
                                                                      -----------   ------------    -----------
Net increase in net assets resulting from operations ...............  $   765,885   $  5,915,009    $ 1,159,859
                                                                      ===========   ============    ===========

                                                                      REAL ESTATE     GROWTH &
                                                                        EQUITY        INCOME          MANAGED
                                                                      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                     -----------   -----------     -----------
Investment income:
 Income:
  Dividends ........................................................  $   990,307   $    742,332    $ 2,744,398
                                                                      -----------   ------------    -----------
Total investment income ............................................      990,307        742,332      2,744,398
Expenses:
 Mortality and expense risks .......................................       45,396        606,174        653,678
                                                                      -----------   ------------    -----------
Net investment income ..............................................      944,911        136,158      2,090,720
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares ..................      495,558    (22,771,102)    (5,759,560)
 Realized gain distributions .......................................      753,638             --        679,566
                                                                      -----------   ------------    -----------
Realized gains (losses) ............................................    1,249,196    (22,771,102)    (5,079,994)
Change in unrealized appreciation (depreciation) during
 the period ........................................................   (1,054,039)     6,624,392       (644,512)
                                                                      -----------   ------------    -----------
Net increase (decrease) in net assets resulting from operations ....  $ 1,140,068   $(29,259,336)   $(3,633,786)
                                                                      ===========   ============    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                      SHORT-TERM      SMALL CAP    INTERNATIONAL
                                                                          BOND         EQUITY      OPPORTUNITIES
                                                                      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                                      ----------    ------------   -------------
Investment income:
 Income:
  Dividends .......................................................   $    855,743  $     15,350   $    289,015
                                                                      ------------  ------------   ------------
Total investment income ...........................................        855,743        15,350        289,015
Expenses:
 Mortality and expense risks ......................................         49,498        77,216        106,574
                                                                      ------------  ------------   ------------
Net investment income (loss) ......................................        806,245       (61,866)       182,441
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares .................        575,731    (3,778,093)   (13,065,694)
 Realized gain distributions ......................................             --            --             --
                                                                      ------------  ------------   ------------
Realized gains (losses)  ..........................................        575,731    (3,778,093)   (13,065,694)
Change in unrealized appreciation (depreciation) during the
 period ...........................................................       (235,824)    2,191,298      3,863,615
                                                                      ------------  ------------   ------------
Net increase (decrease) in net assets resulting from operations....   $  1,146,152  $ (1,648,661)  $ (9,019,638)
                                                                      ============  ============   ============


                                                                         EQUITY        GLOBAL        EMERGING
                                                                         INDEX          BOND          MARKETS
                                                                       SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                                      -----------    ----------     ----------
Investment income:
 Income:
  Dividends .............................................            $  2,027,564   $    553,539   $     13,955
                                                                     ------------   ------------   ------------
Total investment income .................................               2,027,564        553,539         13,955
Expenses:
 Mortality and expense risks ............................                 438,857         30,305         15,928
                                                                     ------------   ------------   ------------
Net investment income (loss)  ...........................               1,588,707        523,234         (1,973)
Realized gains (losses) on
 investments:
 Realized gain (loss) on sale of
  portfolio shares ......................................             (11,716,467)        54,217     (2,416,530)
 Realized gain distributions ............................               6,020,370             --             --
                                                                     ------------   ------------   ------------
Realized gains (losses) .................................              (5,696,097)        54,217     (2,416,530)
Change in unrealized appreciation
 (depreciation) during the period .......................             (16,711,259)      (860,920)     2,375,454
                                                                     ------------   ------------   ------------
Net decrease in net assets resulting
 from operations ........................................            $(20,818,649)  $   (283,469)  $    (43,049)
                                                                     ============   ============   ============


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                           BOND       SMALL/MID CAP  HIGH YIELD
                                                                           INDEX          CORE          BOND
                                                                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                                         ----------   ------------   ----------
Investment income:
 Income:
  Dividends ..........................................................  $ 1,222,501    $    28,218   $   625,724
                                                                        -----------    -----------   -----------
Total investment income ..............................................    1,222,501         28,218       625,724
Expenses:
 Mortality and expense risks .........................................       45,147         11,076        18,016
                                                                        -----------    -----------   -----------
Net investment income ................................................    1,177,354         17,142       607,708
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares ....................      495,043       (240,918)     (974,822)
 Realized gain distributions .........................................       43,322             --            --
                                                                        -----------    -----------   -----------
Realized gains (losses)  .............................................      538,365       (240,918)     (974,822)
Change in unrealized appreciation (depreciation) during the
 period ..............................................................     (351,339)       534,166       339,777
                                                                        -----------    -----------   -----------
Net increase (decrease) in net assets resulting from operations.......  $ 1,364,380    $   310,390   $   (27,337)
                                                                        ===========    ===========   ===========


                                                                          TURNER         BRANDES        FRONTIER
                                                                           CORE       INTERNATIONAL     CAPITAL
                                                                          GROWTH         EQUITY      APPRECIATION
                                                                        SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                                        ----------    ------------    ------------
Investment income:
 Income:
  Dividends ..........................................................  $    24,924    $   621,462     $        --
                                                                        -----------    -----------     -----------
Total investment income ..............................................       24,924        621,462              --
Expenses:
 Mortality and expense risks .........................................       36,163         59,515          44,638
                                                                        -----------    -----------     -----------
Net investment income (loss) .........................................      (11,239)       561,947         (44,638)
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares ....................   (6,160,576)       103,622      (4,253,614)
 Realized gain distributions .........................................           --      1,849,353         253,154
                                                                        -----------    -----------     -----------
Realized gains (losses)  .............................................   (6,160,576)     1,952,975      (4,000,460)
Change in unrealized appreciation (depreciation) during the
 period ..............................................................      462,307     (7,556,070)      3,601,003
                                                                        -----------    -----------     -----------
Net decrease in net assets resulting from operations .................  $(5,709,508)   $(5,041,148)    $  (444,095)
                                                                        ===========    ===========     ===========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                               CLIFTON          LARGE CAP
                                                                               ENHANCED        AGGRESSIVE      FUNDAMENTAL
                                                                                EQUITY          GROWTH           GROWTH
                                                                              SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                                              -----------     ------------     ------------
Investment income:
 Income:
  Dividends ..............................................................    $ 1,032,567      $        --     $        --
                                                                              -----------      -----------     -----------
Total investment income ..................................................      1,032,567               --              --
Expenses:
 Mortality and expense risks .............................................         26,049            3,151           4,020
                                                                              -----------      -----------     -----------
Net investment income (loss)  ............................................      1,006,518           (3,151)         (4,020)
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares ........................     (2,905,570)        (362,890)     (1,548,338)
 Realized gain distributions .............................................             --               --              --
                                                                              -----------      -----------     -----------
Realized losses ..........................................................     (2,905,570)        (362,890)     (1,548,338)
Change in unrealized appreciation (depreciation) during the period .......       (557,430)         131,647         509,072
                                                                              -----------      -----------     -----------
Net decrease in net assets resulting from operations .....................    $(2,456,482)     $  (234,394)    $(1,043,286)
                                                                              ===========      ===========     ===========


                                                                                                                 FIDELITY
                                                                                 AIM V.I.       FIDELITY VIP      VIP II
                                                                                  VALUE           GROWTH        CONTRAFUND
                                                                                SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                                                                -----------     -----------     -----------
Investment income:
 Income:
  Dividends ..............................................................      $     3,418     $        --     $     6,961
                                                                                -----------     -----------     -----------
Total investment income ..................................................            3,418              --           6,961
Expenses:
 Mortality and expense risks .............................................            5,341          10,687           5,946
                                                                                -----------     -----------     -----------
Net investment income (loss) .............................................           (1,923)        (10,687)          1,015
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares ...............................         (763,582)     (2,775,854)       (497,952)
 Realized gain distributions .............................................           51,886       1,323,457          27,845
                                                                                -----------     -----------     -----------
Realized losses ..........................................................         (711,696)     (1,452,397)       (470,107)
Change in unrealized appreciation (depreciation) during the period .......          190,958          (8,026)         59,663
                                                                                -----------     -----------     -----------
Net decrease in net assets resulting from operations .....................      $  (522,661)    $(1,471,110)    $  (409,429)
                                                                                ===========     ===========     ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                FOR THE YEAR AND PERIODS ENDED DECEMBER 31, 2001

                                                                                           JANUS ASPEN   JANUS ASPEN     MFS NEW
                                                                                              GLOBAL       WORLDWIDE    DISCOVERY
                                                                                            TECHNOLOGY      GROWTH       SERIES
                                                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                                                           ----------    ----------    ----------
Investment income:
 Income:
  Dividends .........................................................................       $  13,506     $   5,342     $  97,352
                                                                                            ---------     ---------     ---------
Total investment income .............................................................          13,506         5,342        97,352
Expenses:
 Mortality and expense risks ........................................................           3,083         4,179         6,142
                                                                                            ---------     ---------     ---------
Net investment income ...............................................................          10,423         1,163        91,210
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares ..........................................        (705,841)     (377,539)     (432,320)
 Realized gain distributions ........................................................              --            --         3,852
                                                                                            ---------     ---------     ---------
Realized losses .....................................................................        (705,841)     (377,539)     (428,468)
Change in unrealized appreciation (depreciation) during the period ..................           3,967       (72,698)      211,521
                                                                                            ---------     ---------     ---------
Net decrease in net assets resulting from operations ................................       $(691,451)    $(449,074)    $(125,737)
                                                                                            =========     =========     =========


                                                                                        TEMPLETON   V.A. FINANCIAL   V.A. RELATIVE
                                                                                      INTERNATIONAL   INDUSTRIES         VALUE
                                                                                       SUBACCOUNT     SUBACCOUNT*      SUBACCOUNT*
                                                                                      ------------   -------------    -------------
Investment income:
 Income:
  Dividends .................................................................         $    94,812     $       771      $       340
                                                                                      -----------     -----------      -----------
Total investment income .....................................................              94,812             771              340
Expenses:
 Mortality and expense risks ................................................               9,185              78              170
                                                                                      -----------     -----------      -----------
Net investment income .......................................................              85,627             693              170
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares ..................................          (1,498,110)         (4,378)          (9,822)
 Realized gain distributions ................................................             745,684           4,228           27,120
                                                                                      -----------     -----------      -----------
Realized gains (losses)  ....................................................            (752,426)           (150)          17,298
Change in unrealized appreciation (depreciation) during the period ..........             113,268          (5,763)           1,589
                                                                                      -----------     -----------      -----------
Net increase (decrease) in net assets resulting from operations .............         $  (553,531)    $    (5,220)     $    19,057
                                                                                      ===========     ===========      ===========

 -------------------------

* From commencement of operations (refer to footnote 6b).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     FOR THE PERIODS ENDED DECEMBER 31, 2001

                                         V.A. STRATEGIC    HEALTH      INTERNATIONAL
                                             INCOME       SCIENCES        EQUITY
                                          SUBACCOUNT*    SUBACCOUNT*    SUBACCOUNT*
                                         --------------  -----------  ---------------
Investment income:
 Income:
  Dividends ...........................     $ 5,643       $     --      $     204
                                            -------       --------      ---------
Total investment income ...............       5,643             --            204
Expenses:
 Mortality and expense risks ..........         422            457            161
                                            -------       --------      ---------
Net investment income (loss) ..........       5,221           (457)            43
Realized gains (losses) on
 investments:
 Realized gain (loss) on sale of
  portfolio shares ....................       7,133         (2,122)       (10,857)
 Realized gain distributions ..........          --             --             --
                                            -------       --------      ---------
Realized gains (losses) ...............       7,133         (2,122)       (10,857)
Change in unrealized depreciation
 during the period ....................      (3,537)        (4,934)        (2,585)
                                            -------       --------      ---------
Net increase (decrease) in net
 assets resulting from operations .....     $ 8,817       $ (7,513)     $ (13,399)
                                            =======       ========      =========

                                            LARGE CAP   LARGE/MID CAP    SMALL CAP
                                           VALUE CORE       VALUE          VALUE
                                           SUBACCOUNT*   SUBACCOUNT*    SUBACCOUNT*
                                           -----------  -------------  -------------
Investment income:
 Income:
  Dividends ...........................     $ 3,348       $ 13,734      $  37,525
                                            -------       --------      ---------
Total investment income ...............       3,348         13,734         37,525
Expenses:
 Mortality and expense risks ..........         353          3,469          5,229
                                            -------       --------      ---------
Net investment income .................       2,995         10,265         32,296
Realized gains (losses) on
 investments:
 Realized loss on sale of portfolio
  shares ..............................      (1,012)       (52,836)      (117,229)
 Realized gain distributions ..........          --             --         65,543
                                            -------       --------      ---------
Realized losses .......................      (1,012)       (52,836)       (51,686)
Change in unrealized appreciation
 during the period ....................       2,334        390,633        950,055
                                            -------       --------      ---------
Net increase in net assets resulting
 from operations ......................     $ 4,317       $348,062      $ 930,665
                                            =======       ========      =========

 -------------------------

* From commencement of operations (refer to footnote 6b).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     FOR THE PERIODS ENDED DECEMBER 31, 2001

                                            AIM V.I.    MFS INVESTORS   MFS RESEARCH
                                             GROWTH        GROWTH          SERIES
                                           SUBACCOUNT*   SUBACCOUNT*    SUBACCOUNT*
                                           -----------  -------------  --------------
Investment income:
 Income:
  Dividends ...........................     $ 121         $    --       $    --
                                            -----         -------       -------
Total investment income ...............       121              --            --
Expenses:
 Mortality and expense risks ..........        15              17             9
                                            -----         -------       -------
Net investment income (loss) ..........       106             (17)           (9)
Realized gains (losses) on
 investments:
 Realized loss on sale of portfolio
  shares ..............................      (522)         (1,101)       (1,524)
 Realized gain distributions ..........        --              --            --
                                            -----         -------       -------
Realized losses .......................      (522)         (1,101)       (1,524)
Change in unrealized appreciation
 (depreciation) during the period .....      (481)           (591)        2,983
                                            -----         -------       -------
Net increase (decrease) in net
 assets resulting from operations .....     $(897)        $(1,709)      $ 1,450
                                            =====         =======       =======

 -------------------------
* From commencement of operations (refer to footnote 6b).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,


                                                                              LARGE CAP GROWTH SUBACCOUNT
                                                                      ----------------------------------------------
                                                                          2001              2000           1999
                                                                      -------------    -------------  --------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)......................................   $     (94,202)   $  19,988,168   $  17,233,439
 Realized gains (losses) ..........................................     (14,887,431)       5,243,833       5,003,007
 Change in unrealized depreciation during the period ..............      (8,545,844)     (53,885,375)     (2,053,672)
                                                                      -------------    -------------   -------------
Net increase (decrease) in net assets resulting from
 operations .......................................................     (23,527,477)     (28,653,374)     20,182,774
Policy transactions:
 Net premiums from policyholders ..................................      69,043,606      143,098,730      75,667,981
 Net transfers to policyholders for benefits and terminations......     (61,994,557)    (101,783,680)    (45,347,424)
                                                                      -------------    -------------   -------------
Net increase in net assets resulting from policy transactions......       7,049,049       41,315,050      30,320,557
                                                                      -------------    -------------   -------------
Total increase (decrease) in net assets ...........................     (16,478,428)      12,661,676      50,503,331
Net assets at beginning of period .................................     128,183,227      115,521,551      65,018,220
                                                                      -------------    -------------   -------------
Net assets at end of period .......................................   $ 111,704,799    $ 128,183,227   $ 115,521,551
                                                                      =============    =============   =============


                                                                                ACTIVE BOND SUBACCOUNT
                                                                     -----------------------------------------------
                                                                          2001            2000           1999
                                                                      -------------   -------------   --------------
Increase (decrease) in net assets from operations:
 Net investment income ............................................   $   3,349,819    $  2,279,464    $  2,725,206
 Realized gains (losses) ..........................................         274,991      (1,159,229)     (1,391,910)
 Change in unrealized appreciation (depreciation) during the
  period ..........................................................         270,071       2,598,926      (1,837,190)
                                                                       ------------    ------------    ------------
Net increase (decrease) in net assets resulting from
 operations .......................................................       3,894,881       3,719,161        (503,894)
Policy transactions:
 Net premiums from policyholders ..................................      52,441,782      37,518,244      74,595,720
 Net transfers to policyholders for benefits and terminations......     (39,182,547)    (30,443,585)    (68,312,320)
                                                                      -------------    ------------    ------------
Net increase in net assets resulting from policy transactions .....      13,259,235       7,074,659       6,283,400
                                                                      -------------    ------------    ------------
Total increase in net assets ......................................      17,154,116      10,793,820       5,779,506
Net assets at beginning of period .................................      49,115,293      38,321,473      32,541,967
                                                                      -------------    ------------    ------------
Net assets at end of period .......................................   $  66,269,409    $ 49,115,293    $ 38,321,473
                                                                      =============    ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                                         INTERNATIONAL EQUITY INDEX SUBACCOUNT
                                                                     ---------------------------------------------
                                                                         2001           2000            1999
                                                                     -------------  -------------  ---------------
Increase (decrease) in net assets from operations:
 Net investment income ............................................  $    419,694     $  1,667,526    $    855,417
 Realized gains (losses) ..........................................    (9,181,577)         670,269         753,750
 Change in unrealized appreciation (depreciation) during
  the period.......................................................     1,413,635       (8,622,825)      4,871,167
                                                                     ------------     ------------    ------------
Net increase (decrease) in net assets resulting from
 operations .......................................................    (7,348,248)      (6,285,030)      6,480,334
Policy transactions:
 Net premiums from policyholders ..................................    34,187,335       80,381,214      53,332,374
 Net transfers to policyholders for benefits and
  terminations.....................................................   (33,091,158)     (72,181,237)    (39,209,664)
                                                                     ------------     ------------    ------------
Net increase in net assets resulting from policy transactions .....     1,096,177        8,199,977      14,122,710
                                                                     ------------     ------------    ------------
Total increase (decrease) in net assets ...........................    (6,252,071)       1,914,947      20,603,044
Net assets at beginning of period .................................    35,113,621       33,198,674      12,595,630
                                                                     ------------     ------------    ------------
Net assets at end of period .......................................  $ 28,861,550     $ 35,113,621    $ 33,198,674
                                                                     ============     ============    ============


                                                                              SMALL CAP GROWTH SUBACCOUNT
                                                                     ---------------------------------------------
                                                                         2001            2000           1999
                                                                     -------------    ------------   -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)......................................  $    (95,903)    $  3,354,331    $   3,637,734
 Realized gains (losses) ..........................................   (13,849,486)       2,830,901       2,548,944
 Change in unrealized appreciation (depreciation) during
  the period ......................................................     8,935,605      (17,022,592)      3,920,455
                                                                     -------------    ------------    ------------
Net increase (decrease) in net assets resulting from
 operations .......................................................    (5,009,784)     (10,837,360)     10,107,133
Policy transactions:
 Net premiums from policyholders ..................................    59,798,744      135,469,377      52,637,861
 Net transfers to policyholders for benefits and
  terminations ....................................................   (53,614,761)    (119,877,527)    (40,800,272)
                                                                     -------------    ------------    ------------
Net increase in net assets resulting from policy transactions           6,183,983       15,591,850      11,837,589
                                                                     -------------    ------------    ------------
Total increase in net assets ......................................     1,174,199        4,754,490      21,944,722
Net assets at beginning of period .................................    35,777,318       31,022,828       9,078,106
                                                                     -------------    ------------    ------------
Net assets at end of period .......................................  $ 36,951,517     $ 35,777,318    $ 31,022,828
                                                                     =============    ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                GLOBAL BALANCED SUBACCOUNT
                                                                       --------------------------------------------
                                                                           2001            2000            1999
                                                                       -------------  --------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income .............................................   $     37,837   $     175,751   $    358,974
 Realized gains (losses) ...........................................       (263,409)       (506,008)        15,640
 Change in unrealized depreciation during the period................        (55,122)       (109,325)      (173,912)
                                                                       ------------   -------------   ------------
Net increase (decrease) in net assets resulting from
 operations.........................................................       (280,694)       (439,582)       200,702
Policy transactions:
 Net premiums from policyholders ...................................      5,841,290       8,122,728      6,295,052
 Net transfers to policyholders for benefits and
  terminations .....................................................     (4,922,439)     (8,741,933)    (5,007,225)
                                                                       ------------   -------------   ------------
Net increase (decrease) in net assets resulting from policy
 transactions.......................................................        918,851        (619,205)     1,287,827
                                                                       ------------   -------------   ------------
Total increase (decrease) in net assets.............................        638,157      (1,058,787)     1,488,529
Net assets at beginning of period...................................      3,533,069       4,591,856      3,103,327
                                                                       ------------   -------------   ------------
Net assets at end of period.........................................   $  4,171,226   $   3,533,069   $  4,591,856
                                                                       ============   =============   ============

                                                                                MID CAP GROWTH SUBACCOUNT
                                                                       --------------------------------------------
                                                                           2001            2000            1999
                                                                       -------------  --------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).......................................   $   (131,510)  $   8,938,378   $  6,389,535
 Realized gains (losses) ...........................................    (30,861,303)      8,113,159      5,188,018
 Change in unrealized appreciation (depreciation)
  during the period.................................................      7,681,654     (49,252,941)    15,078,681
                                                                       ------------   -------------   ------------
Net increase (decrease) in net assets resulting from
 operations.........................................................    (23,311,159)    (32,201,404)    26,656,234
Policy transactions:
 Net premiums from policyholders....................................     66,641,384     196,712,586     65,183,285
 Net transfers to policyholders for benefits and
  terminations .....................................................    (55,364,444)   (171,977,777)   (41,018,347)
                                                                       ------------   -------------   ------------
Net increase in net assets resulting from policy transactions.......     11,276,940      24,734,809     24,164,938
                                                                       ------------   -------------   ------------
Total increase (decrease) in net assets.............................    (12,034,219)     (7,466,595)    50,821,172
Net assets at beginning of period...................................     56,033,021      63,499,616     12,678,444
                                                                       ------------   -------------   ------------
Net assets at end of period.........................................   $ 43,998,802   $  56,033,021   $ 63,499,616
                                                                       ============   =============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                              LARGE CAP VALUE SUBACCOUNT
                                                                   ------------------------------------------------
                                                                       2001             2000              1999
                                                                   -------------   ---------------   --------------
Increase (decrease) in net assets from operations:
 Net investment income...........................................  $     853,942   $     2,529,526   $   1,720,195
 Realized gains (losses) ........................................      1,491,664          (861,398)        705,454
 Change in unrealized appreciation (depreciation) during
  the period.....................................................     (1,579,721)        3,840,473      (2,181,112)
                                                                   -------------   ---------------   -------------
Net increase in net assets resulting from operations.............        765,885         5,508,601         244,537
Policy transactions:
 Net premiums from policyholders ................................    112,117,900        88,007,994      37,432,039
 Net transfers to policyholders for benefits and
 terminations....................................................    (83,060,818)      (67,960,426)    (27,199,179)
                                                                   -------------   ---------------   -------------
Net increase in net assets resulting from policy
 transactions ...................................................     29,057,082        20,047,568      10,232,860
                                                                   -------------   ---------------   -------------
Total increase in net assets ....................................     29,822,967        25,556,169      10,477,397
Net assets at beginning of period ...............................     52,663,086        27,106,917      16,629,520
                                                                   -------------   ---------------   -------------
Net assets at end of period .....................................  $  82,486,053   $    52,663,086   $  27,106,917
                                                                   =============   ===============   =============

                                                                               MONEY MARKET SUBACCOUNT
                                                                   ------------------------------------------------
                                                                       2001             2000              1999
                                                                   -------------   ---------------   --------------
Increase in net assets from operations:
 Net investment income ..........................................  $   5,915,009   $     5,437,047   $   2,988,530
 Realized gains (losses) ........................................             --                --              --
 Change in unrealized appreciation (depreciation) during
  the period ....................................................             --                --              --
                                                                   -------------   ---------------   -------------
Net increase in net assets resulting from operations ............      5,915,009         5,437,047       2,988,530
Policy transactions:
 Net premiums from policyholders.................................    926,653,550     1,369,116,199     890,376,545
 Net transfers to policyholders for benefits and
  terminations ..................................................   (926,809,279)   (1,246,419,884)   (918,869,964)
                                                                   -------------   ---------------   -------------
Net increase (decrease) in net assets resulting from policy
 transactions ...................................................       (155,729)      122,696,315     (28,493,419)
                                                                   -------------   ---------------   -------------
Total increase (decrease) in net assets .........................      5,759,280       128,133,362     (25,504,889)
Net assets at beginning of period................................    189,140,131        61,006,769      86,511,658
                                                                   -------------   ---------------   -------------
Net assets at end of period .....................................  $ 194,899,411   $   189,140,131   $  61,006,769
                                                                   =============   ===============   =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                               SMALL/MID CAP GROWTH SUBACCOUNT
                                                                         ------------------------------------------
                                                                             2001           2000            1999
                                                                         ------------   ------------   ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) .........................................  $    (46,771)  $  1,206,888   $  1,388,661
 Realized gains (losses)...............................................    (1,115,407)      (652,532)        13,375
 Change in unrealized appreciation (depreciation) during
  the period ..........................................................     2,322,037        119,763     (1,001,208)
                                                                         ------------   ------------   ------------
Net increase in net assets resulting from operations...................     1,159,859        674,119        400,828
Policy transactions:
 Net premiums from policyholders ......................................    45,895,670     27,528,989     11,809,133
 Net transfers to policyholders for benefits and terminations .........   (31,722,197)   (26,015,925)    (9,775,543)
                                                                         ------------   ------------   ------------
Net increase in net assets resulting from policy transactions .........    14,173,473      1,513,064      2,033,590
                                                                         ------------   ------------   ------------
Total increase in net assets...........................................    15,333,332      2,187,183      2,434,418
Net assets at beginning of period .....................................    12,113,014      9,925,831      7,491,413
                                                                         ------------   ------------   ------------
Net assets at end of period ...........................................  $ 27,446,346   $ 12,113,014   $  9,925,831
                                                                         ============   ============   ============

                                                                                REAL ESTATE EQUITY SUBACCOUNT
                                                                         ------------------------------------------
                                                                             2001           2000           1999
                                                                         ------------   ------------   ------------
Increase (decrease) in net assets from operations:
 Net investment income.................................................  $    944,911   $  1,524,133   $    515,377
 Realized gains (losses) ..............................................     1,249,196      1,851,413       (735,504)
 Change in unrealized appreciation (depreciation) during
   the period .........................................................    (1,054,039)     1,041,612         80,925
                                                                         ------------   ------------   ------------
Net increase (decrease) in net assets resulting from operations .......     1,140,068      4,417,158       (139,202)
Policy transactions:
 Net premiums from policyholders ......................................    71,388,106    102,840,441     22,699,314
 Net transfers to policyholders for benefits and terminations .........   (64,824,033)   (98,637,433)   (18,093,640)
                                                                         ------------   ------------   ------------
Net increase in net assets resulting from policy transactions .........     6,564,073      4,203,008      4,605,674
                                                                         ------------   ------------   ------------
Total increase in net assets...........................................     7,704,141      8,620,166      4,466,472
Net assets at beginning of period .....................................    17,858,812      9,238,646      4,772,174
                                                                         ------------   ------------   ------------
Net assets at end of period ...........................................  $ 25,562,953   $ 17,858,812   $  9,238,646
                                                                         ============   ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                                              GROWTH & INCOME SUBACCOUNT
                                                                  ------------------------------------------------
                                                                      2001             2000             1999
                                                                  -------------    -------------  ----------------
Increase (decrease) in net assets from operations:
 Net investment income .........................................  $     136,158    $  33,281,395    $  22,850,302
 Realized gains (losses) .......................................    (22,771,102)       2,197,930        6,207,253
 Change in unrealized depreciation during the period............     (6,624,392)     (63,700,088)      (5,814,839)
                                                                  -------------    -------------    -------------
Net increase (decrease) in net assets resulting from
 operations ....................................................    (29,259,336)     (28,220,763)      23,242,716
Policy transactions:
 Net premiums from policyholders ...............................     56,368,816       86,946,862      196,639,863
 Net transfers to policyholders for benefits and
  terminations .................................................    (67,951,729)     (85,615,541)    (106,763,955)
                                                                  -------------    -------------    -------------
Net increase (decrease) in net assets resulting from policy
 transactions...................................................    (11,582,913)       1,331,321       89,875,908
                                                                  -------------    -------------    -------------
Total increase (decrease) in net assets.........................    (40,842,249)     (26,889,442)     113,118,624
Net assets at beginning of period...............................    182,636,457      209,525,899       96,407,275
                                                                  -------------    -------------    -------------
Net assets at end of period.....................................  $ 141,794,208    $ 182,636,457    $ 209,525,899
                                                                  =============    =============    =============


                                                                                MANAGED SUBACCOUNT
                                                                  ------------------------------------------------
                                                                       2001            2000            1999
                                                                  -------------    -------------    --------------
Increase (decrease) in net assets from operations:
 Net investment income .........................................  $   2,090,720    $  13,157,769    $  10,756,436
 Realized gains (losses)........................................     (5,079,994)        (233,751)       2,233,258
 Change in unrealized depreciation during the period............       (644,512)     (13,708,391)      (6,419,069)
                                                                  -------------    -------------    -------------
Net increase (decrease) in net assets resulting from
 operations.....................................................     (3,633,786)        (784,373)       6,570,625
Policy transactions:
 Net premiums from policyholders................................     49,647,455       33,494,293      113,292,872
 Net transfers to policyholders for benefits and
  terminations .................................................    (44,893,243)     (29,530,890)     (34,219,380)
                                                                  -------------    -------------    -------------
Net increase in net assets resulting from policy transactions...      4,754,212        3,963,403       79,073,492
                                                                  -------------    -------------    -------------
Total increase in net assets....................................      1,120,426        3,179,030       85,644,117
Net assets at beginning of period...............................    128,889,839      125,710,809       40,066,692
                                                                  -------------    -------------    -------------
Net assets at end of period.....................................  $ 130,010,265    $ 128,889,839    $ 125,710,809
                                                                  =============    =============    =============


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                                             SHORT-TERM BOND SUBACCOUNT
                                                                     -------------------------------------------
                                                                         2001           2000           1999
                                                                     -------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income.............................................  $    806,245   $    883,541   $    907,486
 Realized gains (losses)...........................................       575,731       (210,780)      (441,667)
 Change in unrealized appreciation (depreciation) during
  the period ......................................................      (235,824)       451,906        (85,754)
                                                                     ------------   ------------   ------------
Net increase in net assets resulting from operations...............     1,146,152      1,124,667        380,065
Policy transactions:
 Net premiums from policyholders ..................................    54,927,647     20,531,773     41,259,110
 Net transfers to policyholders for benefits and terminations .....   (55,031,484)   (16,825,756)   (49,156,693)
                                                                     ------------   ------------   ------------
Net increase in net assets resulting from policy transactions .....      (103,837)     3,706,017     (7,897,583)
                                                                     ------------   ------------   ------------
Total increase (decrease) in net assets ...........................     1,042,315      4,830,684     (7,517,518)
Net assets at beginning of period .................................    16,559,672     11,728,988     19,246,506
                                                                     ------------   ------------   ------------
Net assets at end of period .......................................  $ 17,601,987   $ 16,559,672   $ 11,728,988
                                                                     ============   ============   ============

                                                                             SMALL CAP EQUITY SUBACCOUNT
                                                                     -------------------------------------------
                                                                         2001           2000           1999
                                                                     -------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income.............................................  $    (61,866)  $  1,934,297   $    344,711
 Realized losses...................................................    (3,778,093)      (158,893)      (979,002)
 Change in unrealized appreciation (depreciation) during
  the period ......................................................     2,191,298     (4,241,216)       325,684
                                                                     ------------   ------------   ------------
Net decrease in net assets resulting from operations...............    (1,648,661)    (2,465,812)      (308,607)
Policy transactions:
 Net premiums from policyholders ..................................    35,631,685     61,706,400     39,172,672
 Net transfers to policyholders for benefits and
  terminations ....................................................   (34,578,560)   (51,931,035)   (30,591,417)
                                                                     ------------   ------------   ------------
Net increase in net assets
 resulting from policy transactions ...............................     1,053,125      9,775,365      8,581,255
                                                                     ------------   ------------   ------------
Total increase (decrease) in net assets ...........................      (595,536)     7,309,553      8,272,648
Net assets at beginning of period .................................    26,092,949     18,783,396     10,510,748
                                                                     ------------   ------------   ------------
Net assets at end of period .......................................  $ 25,497,413   $ 26,092,949   $ 18,783,396
                                                                     ============   ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                                       INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                                                    ---------------------------------------------
                                                                          2001          2000            1999
                                                                    -------------- --------------   -------------
Increase (decrease) in net assets from operations:
 Net investment income ...........................................  $    182,441    $  2,457,059    $  2,006,004
 Realized gains (losses)..........................................   (13,065,694)      2,209,044       1,907,809
 Change in unrealized appreciation (depreciation) during
  the period .....................................................     3,863,615     (11,479,826)      3,818,953
                                                                    ------------    ------------    ------------
Net increase (decrease) in net assets resulting from
 operations ......................................................    (9,019,638)     (6,813,723)      7,732,766
Policy transactions:
 Net premiums from policyholders .................................    86,918,818      91,465,296      43,216,216
 Net transfers to policyholders for benefits and
  terminations ...................................................   (83,038,820)    (74,820,451)    (38,372,463)
                                                                    ------------    ------------    ------------
Net increase in net assets resulting from policy transactions.....     3,879,998      16,644,845       4,843,753
                                                                    ------------    ------------    ------------
Total increase (decrease) in net assets...........................    (5,139,640)      9,831,122      12,576,519
Net assets at beginning of period ................................    41,366,171      31,535,049      18,958,530
                                                                    ------------    ------------    ------------
Net assets at end of period ......................................  $ 36,226,531    $ 41,366,171    $ 31,535,049
                                                                    ============    ============    ============


                                                                              EQUITY INDEX SUBACCOUNT
                                                                    ---------------------------------------------
                                                                        2001            2000            1999
                                                                    -------------   -------------  --------------
Increase (decrease) in net assets from operations:
 Net investment income ...........................................  $   1,588,707   $   7,726,442   $   5,503,450
 Realized gains (losses)..........................................     (5,696,097)      4,357,007       7,681,081
 Change in unrealized appreciation (depreciation) during
  the period......................................................    (16,711,259)    (30,073,491)      4,678,509
                                                                    -------------   -------------   -------------
Net increase (decrease) in net assets resulting from
 operations.......................................................    (20,818,649)    (17,990,042)     17,863,040
Policy transactions:
 Net premiums from policyholders..................................    163,829,988     155,703,961     225,994,914
 Net transfers to policyholders for benefits and
  terminations ...................................................   (116,472,269)   (126,828,610)   (147,909,470)
                                                                    -------------   -------------   -------------
Net increase in net assets resulting from policy transactions.....     47,357,719      28,875,351      78,085,444
                                                                    -------------   -------------   -------------
Total increase in net assets .....................................     26,539,070      10,885,309      95,948,484
Net assets at beginning of period.................................    160,798,440     149,913,131      53,964,647
                                                                    -------------   -------------   -------------
Net assets at end of period.......................................  $ 187,337,510   $ 160,798,440   $ 149,913,131
                                                                    =============   =============   =============

 See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                  GLOBAL BOND SUBACCOUNT
                                                                       -------------------------------------------
                                                                           2001            2000           1999
                                                                       -------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income ..............................................  $    523,234   $    430,194   $    424,767
 Realized gains (losses) ............................................        54,217       (302,157)      (204,675)
 Change in unrealized appreciation (depreciation) during
  the period.........................................................      (860,920)       688,537       (433,526)
                                                                       ------------   ------------   ------------
Net increase (decrease) in net assets resulting from operations......      (283,469)       816,574       (213,434)
Policy transactions:
 Net premiums from policyholders.....................................    13,487,190      8,796,366     11,387,398
 Net transfers to policyholders for benefits and terminations .......    (8,656,128)   (10,301,347)   (10,615,019)
                                                                       ------------   ------------   ------------
Net increase (decrease) in net assets resulting from policy
 transactions........................................................     4,831,062     (1,504,981)       772,379
Total increase (decrease) in net assets..............................     4,547,593       (688,407)       558,945
Net assets at beginning of period....................................     8,150,109      8,838,516      8,279,571
                                                                       ------------   ------------   ------------
Net assets at end of period..........................................  $ 12,697,702   $  8,150,109   $  8,838,516
                                                                       ============   ============   ============

                                                                               EMERGING MARKETS SUBACCOUNT
                                                                       -------------------------------------------
                                                                            2001           2000           1999
                                                                       -------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) .......................................  $     (1,973)  $    432,227   $    132,259
 Realized gains (losses).............................................    (2,416,530)    (1,410,734)       663,998
 Change in unrealized appreciation (depreciation) during
  the period ........................................................     2,375,454     (2,006,595)       432,248
                                                                       ------------   ------------   ------------
Net increase in net assets resulting from operations.................       (43,049)    (2,985,102)     1,228,505
Policy transactions:
 Net premiums from policyholders ....................................    30,322,605     72,543,484     18,579,194
 Net transfers to policyholders for benefits and terminations .......   (29,539,278)   (68,002,822)   (16,271,324)
                                                                       ------------   ------------   ------------
Net increase in net assets resulting from policy transactions .......       783,327      4,540,662      2,307,870
Total increase in net assets.........................................       740,278      1,555,560      3,536,375
Net assets at beginning of period ...................................     5,278,940      3,723,380        187,005
                                                                       ------------   ------------   ------------
Net assets at end of period .........................................  $  6,019,218   $  5,278,940   $  3,723,380
                                                                       ============   ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,



                                                                                             BOND INDEX SUBACCOUNT
                                                                                  ------------------------------------------
                                                                                      2001           2000           1999
                                                                                  ------------   ------------    -----------
Increase (decrease) in net assets from operations:
 Net investment income .........................................................  $  1,177,354   $    487,512    $   130,136
 Realized gains (losses) .......................................................       538,365        (53,751)      (104,174)
 Change in unrealized appreciation (depreciation) during
   the period ..................................................................      (351,339)       472,128        (78,192)
                                                                                  ------------   ------------    -----------
Net increase (decrease) in net assets resulting from operations ................     1,364,380        905,889        (53,230)
Policy transactions:
 Net premiums from policyholders ...............................................    40,604,696     14,954,848      6,472,518
 Net transfers to policyholders for benefits and terminations. .................   (26,565,597)    (8,187,184)    (2,358,694)
                                                                                  ------------   ------------    -----------
Net increase in net assets resulting from policy transactions ..................    14,039,099      6,767,664      4,113,824
Total increase in net assets ...................................................    15,403,479      7,673,553      4,060,594
Net assets at beginning of period ..............................................    12,799,604      5,126,051      1,065,457
                                                                                  ------------   ------------    -----------
Net assets at end of period ....................................................  $ 28,203,083   $ 12,799,604    $ 5,126,051
                                                                                  ============   ============    ===========



                                                                                        SMALL/MID CAP CORE SUBACCOUNT
                                                                                  ------------------------------------------
                                                                                      2001           2000           1999
                                                                                  ------------   ------------    -----------
Increase (decrease) in net assets from operations:
 Net investment income .........................................................  $     17,142   $    100,765    $    52,711
 Realized gains (losses) .......................................................      (240,918)        52,147         65,733
 Change in unrealized appreciation (depreciation) during
  the period ...................................................................       534,166       (145,708)       (10,735)
                                                                                  ------------   ------------    -----------
Net increase in net assets resulting from operations ...........................       310,390          7,204        107,709
Policy transactions:
 Net premiums from policyholders ...............................................    25,636,739     18,340,255      5,817,483
 Net transfers to policyholders for benefits and terminations ..................   (11,747,714)   (16,306,841)    (5,611,532)
                                                                                  ------------   ------------    -----------
Net increase in net assets resulting from policy transactions ..................    13,889,025      2,033,414        205,951
Total increase in net assets ...................................................    14,199,415      2,040,618        313,660
Net assets at beginning of period ..............................................     2,657,431        616,813        303,153
                                                                                  ------------   ------------    -----------
Net assets at end of period ....................................................  $ 16,856,846   $  2,657,431    $   616,813
                                                                                  ============   ============    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                               HIGH YIELD BOND SUBACCOUNT
                                                                       -------------------------------------------
                                                                           2001           2000            1999
                                                                       -------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income..............................................   $    607,708   $    359,215    $    340,435
 Realized gains (losses)............................................       (974,822)      (207,326)         42,365
 Change in unrealized appreciation (depreciation) during
  the period........................................................        339,777       (650,931)       (139,659)
                                                                       ------------   ------------    ------------
Net increase (decrease) in net assets resulting from operations.....        (27,337)      (499,042)        243,141
Policy transactions:
 Net premiums from policyholders ...................................     52,681,738      9,819,846      19,870,990
 Net transfers to policyholders for benefits and terminations.......    (46,455,863)    (8,852,014)    (20,368,501)
                                                                       ------------   ------------    ------------
Net increase (decrease) in net assets resulting from policy
 transactions.......................................................      6,225,875        967,832        (497,511)
Total increase (decrease) in net assets............................       6,198,538        468,790        (254,370)
Net assets at beginning of period...................................      4,742,004      4,273,214       4,527,584
                                                                       ------------   ------------    ------------
Net assets at end of period.........................................   $ 10,940,542   $  4,742,004    $  4,273,214
                                                                       ============   ============    ============

                                                                               TURNER CORE GROWTH SUBACCOUNT
                                                                        ------------------------------------------
                                                                            2001           2000           1999
                                                                        -------------  -------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).......................................   $    (11,239)  $  3,072,760    $  1,315,438
 Realized gains (losses)............................................     (6,160,576)     2,749,177       1,038,462
 Change in unrealized appreciation (depreciation) during
  the period........................................................        462,307     (8,773,256)      1,626,646
                                                                       ------------   ------------    ------------
Net increase (decrease) in net assets resulting from operations.....     (5,709,508)    (2,951,319)      3,980,546
Policy transactions:
 Net premiums from policyholders ...................................     19,490,344     57,091,019      23,098,524
 Net transfers to policyholders for benefits and terminations.......    (14,451,228)   (54,259,832)     (9,308,254)
                                                                       ------------   ------------    ------------
Net increase in net assets resulting from policy transactions.......      5,039,116      2,831,187      13,790,270
Total increase (decrease) in net assets........... .................       (670,392)      (120,132)     17,770,816
Net assets at beginning of period...................................     22,550,873     22,671,005       4,900,189
                                                                       ------------   ------------    ------------
Net assets at end of period.........................................   $ 21,880,481   $ 22,550,873    $ 22,671,005
                                                                       ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   BRANDES INTERNATIONAL
                                                                                                     EQUITY SUBACCOUNT
                                                                                      --------------------------------------------
                                                                                           2001            2000           1999
                                                                                      -------------   ------------   -------------
Increase (decrease) in net assets from operations:
 Net investment income ............................................................   $    561,947    $  2,792,306    $    515,681
 Realized gains ...................................................................      1,952,975       1,629,793         507,727
 Change in unrealized appreciation (depreciation) during the period ...............     (7,556,070)     (2,602,173)      3,486,097
                                                                                      ------------    ------------    ------------
Net increase (decrease) in net assets resulting from operations ...................     (5,041,148)      1,819,926       4,509,505
Policy transactions:
 Net premiums from policyholders ..................................................     54,859,060      34,606,916      12,134,533
 Net transfers to policyholders for benefits and terminations .....................    (38,544,794)    (17,063,755)     (5,569,496)
                                                                                      ------------    ------------    ------------
Net increase in net assets resulting from policy transactions .....................     16,314,266      17,543,161       6,565,037
                                                                                      ------------    ------------    ------------
Total increase in net assets ......................................................     11,273,118      19,363,087      11,074,542
Net assets at beginning of period .................................................     36,778,383      17,415,296       6,340,754
                                                                                      ------------    ------------    ------------
Net assets at end of period .......................................................   $ 48,051,501    $ 36,778,383    $ 17,415,296
                                                                                      ============    ============    ============


                                                                                                   FRONTIER CAPITAL
                                                                                               APPRECIATION SUBACCOUNT
                                                                                     ---------------------------------------------
                                                                                          2001           2000            1999
                                                                                     ------------    -----------     -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) .....................................................  $    (44,638)   $  5,746,620    $    449,994
 Realized gains (losses)  .........................................................    (4,000,460)      4,402,175         624,068
 Change in unrealized appreciation (depreciation) during the period ...............     3,601,003      (9,587,258)      3,431,408
                                                                                     ------------    ------------    ------------
Net increase (decrease) in net assets resulting from operations ...................      (444,095)        561,537       4,505,470
Policy transactions:
 Net premiums from policyholders ..................................................    34,272,034      40,643,205      25,135,447
 Net transfers to policyholders for benefits and terminations .....................   (24,795,925)    (34,557,509)    (22,331,613)
                                                                                     ------------    ------------    ------------
Net increase in net assets resulting from policy transactions .....................     9,476,109       6,085,696       2,803,834
                                                                                     ------------    ------------    ------------
Total increase in net assets ......................................................     9,032,014       6,647,233       7,309,304
Net assets at beginning of period .................................................    23,632,255      16,985,022       9,675,718
                                                                                     ------------    ------------    ------------
Net assets at end of period .......................................................  $ 32,664,269    $ 23,632,255    $ 16,985,022
                                                                                     ============    ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                              CLIFTON ENHANCED US EQUITY
                                                                                      SUBACCOUNT
                                                                          2001           2000           1999
                                                                     -------------  -------------  --------------
Increase (decrease) in net assets from operations:
 Net investment income ............................................. $  1,006,518   $  1,393,023    $   518,137
 Realized gains (losses) ...........................................   (2,905,570)       132,736        264,436
 Change in unrealized appreciation (depreciation) during
   the period ......................................................     (557,430)    (2,553,428)       151,562
                                                                     ------------   ------------    -----------
Net increase (decrease) in net assets resulting from operations ....   (2,456,482)    (1,027,669)       934,135
Policy transactions:
 Net premiums from policyholders ...................................   37,017,246     15,685,529      6,480,741
 Net transfers to policyholders for benefits and terminations ......  (20,297,445)   (11,190,723)    (3,151,279)
                                                                     ------------   ------------    -----------
Net increase in net assets resulting from policy transactions.......   16,719,801      4,494,806      3,329,462
                                                                     ------------   ------------    -----------
Total increase in net assets .......................................   14,263,319      3,467,137      4,263,597
Net assets at beginning of period ..................................   10,205,351      6,738,214      2,474,617
                                                                     ------------   ------------    -----------
Net assets at end of period ........................................ $ 24,468,670   $ 10,205,351    $ 6,738,214
                                                                     ============   ============    ===========

                                                                 LARGE CAP AGGRESSIVE             FUNDAMENTAL
                                                                   GROWTH SUBACCOUNT           GROWTH SUBACCOUNT
                                                                  2001          2000**         2001           2000**
                                                               ------------  ------------  ------------  --------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ................................ $    (3,151)  $     5,904   $    (4,020)   $   205,119
 Realized losses .............................................    (362,890)      (11,798)   (1,548,338)       (46,349)
 Change in unrealized appreciation (depreciation)
  during the period ..........................................     131,647       (37,617)      509,072       (568,635)
                                                               -----------   -----------   -----------    -----------
Net decrease in net assets resulting from operations .........    (234,394)      (43,511)   (1,043,286)      (409,865)
Policy transactions:
 Net premiums from policyholders .............................   9,373,181     3,456,939     3,652,553      9,131,403
 Net transfers to policyholders for benefits and
  terminations ...............................................  (6,935,633)   (3,068,441)   (3,703,958)    (6,708,404)
                                                               -----------   -----------   -----------    -----------
Net increase (decrease) in net assets resulting from
 policy transactions .........................................   2,437,548       388,498       (51,405)     2,422,999
                                                               -----------   -----------   -----------    -----------
Total increase (decrease) in net assets ......................   2,203,154       344,987    (1,094,691)     2,013,134
Net assets at beginning of period ............................     344,987            --     2,013,134             --
                                                               -----------   -----------   -----------    -----------
Net assets at end of period .................................. $ 2,548,141   $   344,987   $   918,443    $ 2,013,134
                                                               ===========   ===========   ===========    ===========

 -------------------------

 ** From April 28, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                AIM V.I. VALUE            FIDELITY VIP GROWTH
                                                                  SUBACCOUNT                   SUBACCOUNT
                                                              2001          2000*          2001          2000**
                                                          -------------  ------------  -------------  --------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ........................... $     (1,923)  $    47,633   $    (10,687)   $    (1,420)
 Realized losses ........................................     (711,696)      (54,358)    (1,452,397)        (8,731)
 Change in unrealized appreciation (depreciation)
  during the period .....................................      190,958      (101,244)        (8,026)      (156,818)
                                                          ------------   -----------   ------------    -----------
Net decrease in net assets resulting from operations ....     (522,661)     (107,969)    (1,471,110)      (166,969)
Policy transactions:
 Net premiums from policyholders ........................   14,927,640     4,263,052     28,833,063      6,655,609
 Net transfers to policyholders for benefits and
  terminations ..........................................  (12,990,470)   (2,990,639)   (24,690,799)    (4,970,882)
                                                          ------------   -----------   ------------    -----------
Net increase in net assets resulting from policy
  transactions ..........................................    1,937,170     1,272,413      4,142,264      1,684,727
                                                          ------------   -----------   ------------    -----------
Total increase in net assets ............................    1,414,509     1,164,444      2,671,154      1,517,758
Net assets at beginning of period .......................    1,164,444            --      1,517,758             --
                                                          ------------   -----------   ------------    -----------
Net assets at end of period ............................. $  2,578,953   $ 1,164,444   $  4,188,912    $ 1,517,758
                                                          ============   ===========   ============    ===========

-------------------------

  * From April 24, 2000 (commencement of operations).
 ** From April 28, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                                 FIDELITY VIP II             JANUS ASPEN GLOBAL
                                                                              CONTRAFUND SUBACCOUNT        TECHNOLOGY SUBACCOUNT
                                                                          ----------------------------  ----------------------------
                                                                               2001           2000*         2001           2000**
                                                                          -------------   ------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)  ..........................................  $      1,015   $     (1,017)  $     10,423  $      2,028
 Realized losses ........................................................      (470,107)       (11,057)      (705,841)      (69,974)
 Change in unrealized appreciation (depreciation) during the period......        59,663        (35,244)         3,967       (98,497)
                                                                           ------------   ------------   ------------  ------------
Net decrease in net assets resulting from operations ....................      (409,429)       (47,318)      (691,451)     (166,443)
Policy transactions:
 Net premiums from policyholders ........................................    14,889,228      1,758,982     15,124,945     2,902,504
 Net transfers to policyholders for benefits and terminations ...........   (10,244,751)      (705,047)   (12,090,684)   (2,293,755)
                                                                           ------------   ------------   ------------  ------------
Net increase in net assets resulting from policy transactions ...........     4,644,477      1,053,935      3,034,261       608,749
                                                                           ------------   ------------   ------------  ------------
Total increase in net assets ............................................     4,235,048      1,006,617      2,342,810       442,306
Net assets at beginning of period .......................................     1,006,617             --        442,306            --
                                                                           ------------   ------------   ------------  ------------
Net assets at end of period .............................................  $  5,241,665   $  1,006,617   $  2,785,116  $    442,306
                                                                           ============   ============   ============  ============


                                                                              JANUS ASPEN WORLDWIDE          MFS NEW DISCOVERY
                                                                                GROWTH SUBACCOUNT            SERIES SUBACCOUNT
                                                                          ---------------------------   ---------------------------
                                                                               2001          2000**         2001           2000*
                                                                          ------------   ------------   ------------   ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)  .......................................... $      1,163   $    175,411   $     91,210   $     (1,349)
 Realized gains (losses)  ...............................................     (377,539)      (140,835)      (428,468)        16,026
 Change in unrealized appreciation (depreciation) during the period .....      (72,698)       (61,271)       211,521        (94,403)
                                                                          ------------   ------------   ------------   ------------
Net decrease in net assets resulting from operations ....................     (449,074)      (185,015)      (125,737)       (79,726)
Policy transactions:
 Net premiums from policyholders ........................................    9,782,816      8,457,498     31,343,292      4,148,131
 Net transfers to policyholders for benefits and terminations ...........   (8,218,272)    (7,234,105)   (23,599,696)    (2,889,948)
                                                                          ------------   ------------   ------------   ------------
Net increase in net assets resulting from policy transactions ...........    1,564,544      1,223,393      7,743,596      1,258,183
                                                                          ------------   ------------   ------------   ------------
Total increase in net assets ............................................    1,115,470      1,038,378      7,617,859      1,178,457
Net assets at beginning of period .......................................    1,038,378             --      1,178,457             --
                                                                          ------------   ------------   ------------   ------------
Net assets at end of period ............................................. $  2,153,848   $  1,038,378   $  8,796,316   $  1,178,437
                                                                          ============   ============   ============   ============

 -------------------------

 *  From May 1, 2000 (commencement of operations).
 ** From June 29, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                            TEMPLETON            V.A. FINANCIAL
                                                                                    INTERNATIONAL SUBACCOUNT  INDUSTRIES SUBACCOUNT
                                                                                  --------------------------- ---------------------
                                                                                      2001           2000*            2001**
                                                                                  -------------   ----------- ---------------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)  .................................................   $     85,627   $       (640)    $        693
 Realized gains (losses) .......................................................       (752,426)        11,899             (150)
 Change in unrealized appreciation (depreciation) during the period ............        113,268         15,320           (5,763)
                                                                                   ------------   ------------     ------------
Net increase (decrease) in net assets resulting from operations ................       (553,531)        26,579           (5,220)
Policy transactions:
 Net premiums from policyholders ...............................................     43,355,972     11,365,793          408,104
 Net transfers to policyholders for benefits and terminations ..................    (40,524,558)   (10,522,033)        (259,796)
                                                                                   ------------   ------------     ------------
Net increase in net assets resulting from policy transactions ..................      2,831,414        843,760          148,308
                                                                                   ------------   ------------     ------------
Total increase in net assets ...................................................      2,277,883        870,339          143,088
Net assets at beginning of period ..............................................        870,339             --               --
                                                                                   ------------   ------------     ------------
Net assets at end of period ....................................................   $  3,148,222   $    870,339     $    143,088
                                                                                   ============   ============     ============

-------------------------

 * From May 1, 2000 (commencement of operations).
** From commencement of operations (refer to footnote 6b).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       FOR THE PERIODS ENDED DECEMBER 31,

                                                                            V.A. RELATIVE  V.A. STRATEGIC   HEALTH     INTERNATIONAL
                                                                                VALUE        INCOME        SCIENCES       EQUITY
                                                                              SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                                            ------------  -----------   ------------   -------------
                                                                                2001*         2001*         2001*          2001*
                                                                            ------------  -----------   ------------   -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)  ..........................................     $       170   $     5,221   $      (457)  $        43
 Realized gains (losses)  ...............................................          17,298         7,133        (2,122)      (10,857)
 Change in unrealized appreciation (depreciation) during the period .....           1,589        (3,537)       (4,934)       (2,585)
                                                                              -----------   -----------   -----------   -----------
Net increase (decrease) in net assets resulting from operations .........          19,057         8,817        (7,513)      (13,399)
Policy transactions:
 Net premiums from policyholders ........................................         982,369     1,077,976     1,607,875     1,803,664
 Net transfers to policyholders for benefits and terminations ...........        (515,153)     (721,270)      (59,706)   (1,372,651)
                                                                              -----------   -----------   -----------   -----------
Net increase in net assets resulting from policy transactions ...........         467,216       356,706     1,548,169       431,013
                                                                              -----------   -----------   -----------   -----------
Total increase in net assets ............................................         486,273       365,523     1,540,656       417,614
Net assets at beginning of period .......................................              --            --            --            --
                                                                              -----------   -----------   -----------   -----------
Net assets at end of period .............................................     $   486,273   $   365,523   $ 1,540,656   $   417,614
                                                                              ===========   ===========   ===========   ===========


                                                                                LARGE CAP   LARGE/MID CAP  SMALL CAP      AIM V.I.
                                                                                VALUE CORE     VALUE         VALUE        GROWTH
                                                                                SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                                               -----------  ------------  ------------  -----------
                                                                                   2001*       2001*          2001*        2001*
                                                                               -----------  ------------  ------------  -----------
Increase (decrease) in net assets from operations:
 Net investment income .....................................................   $      2,995  $     10,265  $     32,296   $     106
 Realized losses ...........................................................         (1,012)      (52,836)      (51,686)       (522)
 Change in unrealized appreciation (depreciation) during the period ........          2,334       390,633       950,055        (481)
                                                                               ------------  ------------  ------------   ---------
Net increase (decrease) in net assets resulting from operations ............          4,317       348,062       930,665        (897)
Policy transactions:
 Net premiums from policyholders ...........................................      2,488,224    43,631,124    19,262,591     105,110
 Net transfers to policyholders for benefits and terminations ..............        (47,163)   (2,093,619)   (7,950,541)     (1,471)
                                                                               ------------  ------------  ------------   ---------
Net increase in net assets resulting from policy transactions ..............      2,441,061    41,537,505    11,312,050     103,639
                                                                               ------------  ------------  ------------   ---------
Total increase in net assets ...............................................      2,445,378    41,885,567    12,242,715     102,742
Net assets at beginning of period ..........................................             --            --            --          --
                                                                               ------------  ------------  ------------   ---------
Net assets at end of period ................................................   $  2,445,378  $ 41,885,567  $ 12,242,715   $ 102,742
                                                                               ============  ============  ============   =========

-------------------------

* From commencement of operations (refer to footnote 6b).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       FOR THE PERIODS ENDED DECEMBER 31,

                                                                             MFS INVESTORS   MFS RESEARCH
                                                                                GROWTH          SERIES
                                                                              SUBACCOUNT      SUBACCOUNT
                                                                                 2001*           2001*
                                                                             -------------  --------------
Increase (decrease) in net assets from operations:
 Net investment loss ......................................................    $    (17)      $     (9)
 Realized losses ..........................................................      (1,101)        (1,524)
 Change in unrealized appreciation (depreciation) during the period .......        (591)         2,983
                                                                               --------       --------
Net increase (decrease) in net assets resulting from operations ...........      (1,709)         1,450
Policy transactions:
 Net premiums from policyholders ..........................................     165,599         99,292
 Net transfers to policyholders for benefits and terminations .............     (10,677)       (19,075)
                                                                               --------       --------
Net increase in net assets resulting from policy transactions .............     154,922         80,217
                                                                               --------       --------
Total increase in net assets ..............................................     153,213         81,667
Net assets at beginning of period .........................................          --             --
                                                                               --------       --------
Net assets at end of period ...............................................    $153,213       $ 81,667
                                                                               ========       ========

 -------------------------
 * From commencement of operations (refer to footnote 6b).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 2001

1.   ORGANIZATION

     John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. Currently, the Account funds VEP Classes #1, #2 and #3, VCOLI Classes #4, #5 and #6, V MEVL Class #7, MVEP Class #8, MVUL Class #9, MVUL98 Class #10, MVEP Class #11, MEVL3 Class #12, VEP2 Class #13, VEP3 Class #14 and MVCOH Class #15. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of forty-five subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Trust), John Hancock Declaration Trust (Declaration Trust) or of other outside investment trusts (Outside Trusts). New subaccounts may be added as new Portfolios are added to the Trust, Declaration Trust or to the Outside Trusts, or as other investment options are developed and made available to policyholders. The forty-five Portfolios of the Trust, Declaration Trust and the Outside Trusts which are currently available are the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets (formerly Emerging Markets Equity), Bond Index, Small Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, Aim V.I. Value, Fidelity VIP Growth, Fidelity VIP Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, Templeton International, V.A. Financial Industries, V.A. Relative Value, V.A. Strategic Income, Health Sciences, International Equity, Large Cap Value CORE, Large/Mid Cap Value, Small Cap Value (formerly Small/Mid Cap Value), AIM V.I. Growth, MFS Investors Growth and MFS Research Series Portfolios. Each portfolio has a different investment objective.

     The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

     The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2.   SIGNIFICANT ACCOUNTING POLICIES

 Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

     Investment in shares of the Trust, Declaration Trust and of the Outside Trust are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolios shares are determined on the basis of identified cost.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Federal Income Taxes

     The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

 Expenses

     JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .05% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

     JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

     Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

 Amounts Receivable/Payable

     Receivables/Payables to/from portfolios/JHVLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective portfolios' shares. The amounts are due to/from either the respective portfolio and/or John Hancock Variable Life Insurance Company for the benefit of policyholders.

3.   TRANSACTION WITH AFFILIATES

     John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.

4.   NEW AUDIT GUIDE

     Effective January 1, 2001, the Account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide), as revised, effective for fiscal years beginning after December 15, 2001. The adoption of the Guide did not impact the total net assets of the subaccounts for fiscal year 2001. Certain disclosures in the financial statements of the Account have changed as a result of the adoption of the Guide. The financial statement presentation of the account for the years prior to 2001 have not been restated.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5. DETAILS OF INVESTMENTS

  The details of the shares owned, cost and value of investments in the Subaccounts of the Trust, Declaration Trust and of the Outside Trusts at December 31, 2001 were as follows:

                                         SHARES
SUBACCOUNT                               OWNED         COST          VALUE
----------                               -----         ----          -----
Large Cap Growth...................     7,186,917  $166,795,604   $111,704,800
Active Bond........................     6,936,630    65,591,211     66,269,409
International Equity Index.........     2,390,440    32,096,126     28,861,551
Small Cap Growth...................     3,138,723    39,923,210     36,951,517
Global Balanced....................       486,880     4,424,531      4,171,226
Mid Cap Growth.....................     4,471,772    68,814,519     43,998,802
Large Cap Value....................     5,827,602    81,958,055     82,486,053
Money Market.......................   194,899,411   194,899,411    194,899,411
Small/Mid Cap Growth...............     1,947,755    25,966,878     27,446,346
Real Estate Equity.................     1,887,011    25,980,539     25,562,953
Growth & Income....................    11,883,355   209,979,823    141,794,208
Managed............................     9,939,306   148,739,926    130,010,266
Short-Term Bond....................     1,740,846    17,620,581     17,601,987
Small Cap Equity...................     2,900,330    27,749,921     25,497,414
International Opportunities........     3,894,614    39,139,371     36,226,531
Equity Index.......................    12,614,511   222,896,795    187,337,510
Global Bond .......................     1,303,950    13,272,322     12,697,702
Emerging Markets...................       934,901     5,215,822      6,019,218
Bond Index.........................     2,852,414    28,170,703     28,203,083
Small/Mid Cap CORE.................     1,717,214    16,460,405     16,856,846
High Yield Bond....................     1,601,843    11,241,939     10,940,542
Turner Core Growth.................     1,632,872    27,955,481     21,880,480
Brandes International Equity.......     3,884,519    54,670,040     48,051,501
Frontier Capital Appreciation......     1,929,372    35,150,521     32,664,269
Clifton Enhanced US Equity.........     1,804,474    27,331,446     24,468,670
Large Cap Aggressive Growth........       313,894     2,454,111      2,548,141
Fundamental Growth.................       108,270       978,005        918,443
AIM V.I. Value. ................. .       110,448     2,489,238      2,578,953
Fidelity VIP Growth................       125,117     4,353,756      4,188,912
Fidelity VIP II Contrafund.........       261,299     5,217,246      5,241,665
Janus Aspen Global Technology......       682,627     2,879,646      2,785,116
Janus Aspen Worldwide Growth.......        75,893     2,288,267      2,153,848
MFS New Discovery Series...........       576,052     8,679,198      8,796,316
Templeton International............       268,162     3,019,634      3,148,222
V.A. Financial Industries..........         9,828       148,851        143,088
V.A. Relative Value................        50,028       484,684        486,273
V.A. Strategic Income..............        42,306       369,060        365,523
Health Sciences....................       157,083     1,545,590      1,540,656
International Equity...............        55,307       420,200        417,615
Large Cap Value CORE...............       248,671     2,443,044      2,445,378
Large/Mid Cap Value................     3,935,043    41,494,934     41,885,567
Small Cap Value....................       889,692    11,292,660     12,242,715
AIM V.I. Growth....................         6,291       103,223        102,742
MFS Investors Growth...............        15,682       153,804        153,213
MFS Research Series................         5,703        78,684         81,667

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

   Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Trust, Declaration Trust and of the Outside Trusts during 2001 were as follows:

     SUBACCOUNT                                     PURCHASES        SALES
     ----------                                     ---------        -----
Large Cap Growth................................   $ 30,853,807   $ 23,898,959
Active Bond.....................................     39,858,390     23,249,336
International Equity Index......................     24,016,650     22,497,024
Small Cap Growth................................     25,532,184     19,444,104
Global Balanced.................................      2,901,470      1,944,782
Mid Cap Growth..................................     31,214,397     20,068,967
Large Cap Value.................................     50,502,636     19,548,962
Money Market....................................    297,642,258    291,882,978
Small/Mid Cap Growth............................     24,833,161     10,706,459
Real Estate Equity..............................     30,104,043     21,841,421
Growth & Income.................................     28,608,470     40,055,225
Managed.........................................     35,756,073     28,231,574
Short-Term Bond.................................     21,509,634     20,807,226
Small Cap Equity................................     13,564,975     12,573,715
International Opportunities.....................     40,475,461     36,413,022
Equity Index....................................    103,673,321     48,706,525
Global Bond.....................................      7,685,568      2,331,272
Emerging Markets................................     16,049,120     15,267,766
Bond Index......................................     23,983,482      8,723,707
Small/Mid Cap CORE..............................     17,734,314      3,828,147
High Yield Bond.................................     27,157,545     20,323,962
Turner Core Growth..............................     14,412,984      9,385,108
Brandes International Equity....................     35,283,458     16,557,892
Frontier Capital Appreciation...................     21,799,567     12,114,942
Clifton Enhanced US Equity......................     26,158,622      8,432,303
Large Cap Aggressive Growth.....................      5,602,281      3,167,884
Fundamental Growth..............................      1,278,434      1,333,859
AIM V.I. Value..................................     10,331,856      8,344,723
Fidelity VIP Growth.............................     29,273,933     23,818,899
Fidelity VIP II Contrafund......................     12,148,128      7,474,791
Janus Aspen Global Technology...................      6,722,532      3,677,848
Janus Aspen Worldwide Growth....................      3,609,407      2,043,700
MFS New Discovery Series........................     18,122,724     10,284,066
Templeton International.........................     17,092,221     13,429,496
V.A. Financial Industries.......................        417,117        263,888
V.A. Relative Value.............................      1,227,827        733,321
V.A. Strategic Income...........................      1,081,958        720,031
Health Sciences.................................      1,598,930         51,218
International Equity............................      1,721,703      1,290,646
Large Cap Value CORE............................      2,459,823         15,767
Large/Mid Cap Value.............................     42,671,729      1,123,959
Small Cap Value.................................     15,324,859      3,914,970
AIM V.I. Growth.................................        106,775          3,030
MFS Investors Growth............................        162,290          7,385
MFS Research Series.............................         97,798         17,590

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

6. UNIT VALUES

  A summary of unit values and units outstanding for variable life contracts and the expense and investment income ratios, excluding expenses of the underlying Portfolios were as follows:


                                                                                   FOR THE YEAR OR PERIOD
                                       AT DECEMBER 31, 2001                        ENDED DECEMBER 31, 2001
                               ----------------------------------  ---------------------------------------------------
                                             UNIT FAIR                   EXPENSES                         TOTAL
                                               VALUE                      RATIO*    INVESTMENT           RETURN***
                               UNITS           LOWEST        ASSETS       LOWEST      INCOME             LOWEST TO
SUBACCOUNT                     (000S)        TO HIGHEST      (000S)     TO HIGHEST    RATIO**             HIGHEST
----------                     ------        ----------      ------     ----------    -------             -------
Large Cap Growth                5,041     $14.90 to $55.19   $111,705  .05% to .625%     0.25%       (18.24)% to (17.54)%
Active Bond                     3,557      13.84 to 33.56     66,269   .05 to .625      7.43            6.80 to 235.60/c/
International Equity Index      2,265       9.87 to 19.15     28,862   .05 to .625      2.11          (20.79) to 91.50/c/
Small Cap Growth                2,437      14.70 to 16.83     36,952   .05 to .625        --/a/       (13.09) to 52.30/c/
Global Balanced                   371      10.88 to 11.56      4,171   .05 to .625      1.61           (7.01) to (6.40)
Mid Cap Growth                  3,002      14.20 to 16.04     43,999   .05 to .625        --/a/       (37.33) to 47.10/c/
Large Cap Value                 4,594      15.58 to 18.90     82,486   .05 to .625      1.83             0.61 to 89.00/c/
Money Market                   14,320      12.56 to 19.75    194,899   .05 to .625      4.52             3.26 to 44.40/c/
Small/Mid Cap Growth            1,541      14.13 to 23.00     27,446   .05 to .625        --/a/           2.14 to 2.78
Real Estate Equity              1,239      13.29 to 32.43     25,563   .05 to .625      5.34            5.07 to 224.30/c/
Growth & Income                 6,069      13.99 to 59.88    141,794   .05 to .625      0.64         (16.00) to (15.45)
Managed                         4,490      14.88 to 45.55    130,010   .05 to .625      2.69           (3.47) to (2.84)
Short Term Bond                 1,192      13.29 to 15.68     17,602   .05 to .625      6.60             7.40 to 56.80/c/
Small Cap Equity                2,371      10.30 to 11.04     25,497   .05 to .625      0.07           (4.40) to 10.40/c/
International Opportunities     3,321      10.79 to 11.18     36,227   .05 to .625      1.01         (21.41) to (20.88)
Equity Index                   10,568      15.82 to 18.87    187,338   .05 to .625      1.51          (12.54) to 88.70/c/
Global Bond                       948      12.73 to 13.72     12,698   .05 to .625      7.05           (2.07) to 37.20/c/
Emerging Markets                  818       7.29 to 7.46       6,019   .05 to .625      0.34          (4.20) to (25.40)/c/
Bond Index                      2,263      12.30 to 12.58     28,203   .05 to .625      6.79             7.05 to 25.80/c/
Small/Mid Cap CORE              1,488      11.19 to 11.75     16,857   .05 to .625      0.48             0.35 to 14.40/c/
High Yield Bond                 1,191       9.08 to 9.29      10,941   .05 to .625     10.95         (7.10)/c/ to 2.09
Turner Core Growth              1,231      16.67 to 19.69     21,880   .05 to .625      0.15          (24.06) to 96.90/c/
Brandes International Equity    3,104      15.28 to 16.10     48,052   .05 to .625      1.88          (13.30) to 58.60/c/
Frontier Capital Appreciation   1,548      19.76 to 24.69     32,664   .05 to .625        --/a/        (1.60) to (0.99)
Clifton Enhanced US Equity      1,779      10.25 to 13.90     24,469   .05 to .625      6.38         (13.16) to (13.02)
Large Cap Aggressive Growth       369        6.67 to 8.33      2,548   .05 to .625        --/a/   (16.70)/c/ to (14.65)
Fundamental Growth                124       6.14 to 10.16        918   .05 to .625        --/a/        (32.67) to 1.60
Janus Aspen Global Technology     658        4.20 to 4.24      2,785   .05 to .625      1.15      (57.60)/c/ to (37.37)
Janus Aspen Worldwide Growth      335        6.40 to 6.46      2,154   .05 to .625      0.40         (23.05) to (22.63)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                                                                 FOR THE YEAR OR PERIOD
                                       AT DECEMBER 31, 2001                      ENDED DECEMBER 31, 2001
                                 --------------------------------  ---------------------------------------------------
                                            UNIT FAIR                EXPENSES     INVESTMENT            TOTAL
                                              VALUE                   RATIO*        INCOME            RETURN***
                                 UNITS        LOWEST       ASSETS    LOWEST TO      RATIO**           LOWEST TO
SUBACCOUNT                       (000S)     TO HIGHEST     (000S)     HIGHEST                          HIGHEST
----------                       ------     ----------     ------     -------       -------            -------
AIM V.I. Value                     251   $7.08 to $29.72  $ 2,579  .05% to .625%    0.15%         (15.30)% to (12.56)%
Fidelity VIP Growth                266    7.07 to 71.07     4,189   .05 to .625       --/a/        (18.22) to 610.70/c/
Fidelity VIP II Contrafund         512    8.20 to 27.72     5,242   .05 to .625     0.22           (12.97) to (12.36)
MFS New Discovery Series           922    9.06 to$16.49     8,796   .05 to .625       --/a/         (5.59) to (4.98)
Templeton International            372    8.17 to 21.12     3,148   .05 to .625     3.71            16.55) to (16.02)
V.A. Financial Industries           14    9.09 to 15.63       143   .05 to .625     1.60/b/      (9.10)/c/ to 56.30/c/
V.A. Relative Value                 38    9.52 to 17.59       486   .05 to .625     0.23/b/      (4.80)/c/ to 75.90/c/
V.A. Strategic Income               34   10.33 to 13.79       366   .05 to .625    11.20/b/       3.30/c/  to 37.90/c/
Health Sciences                    157    9.77 to 9.81      1,541   .05 to .625       --/a/      (2.30)/c/ to (1.90)/c/
International Equity                51    8.03 to 8.43        418   .05 to .625     0.17/b/      (19.70)/c/ to (15.70)/c/
Large Cap Value CORE               251    9.59 to 10.37     2,445   .05 to .625     0.52/b/      (4.10)/c/ to 3.70/c/
Large/Mid Cap Value              4,362    9.40 to 11.05    41,886   .05 to .625     0.15/b/      (6.00)/c/ to 10.50/c/
Small Cap Value                  1,125   10.44 to 16.79    12,243   .05 to .625     1.03/b/        4.40/c/ to 67.90/c/
AIM V.I. Growth                     11    8.44 to 20.77       103   .05 to .625     0.46/b/      (15.60)/c/ to 107.70/c/
MFS Investors Growth                17    8.72 to 9.97        153   .05 to .625       --/a/      (12.80)/c/ to (0.30)/c/
MFS Research Series                  5    8.59 to 18.67        82   .05 to .625       --/a/      (14.10)/c/ to 86.70/c/

  * These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
 ** These amounts represent the dividends and other income received by the subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period
a.  Portfolio distributed no dividends during the year.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

b. Investment income ratio is annualized. From commencement of operations as follows:

   V.A. Financial Industries       May 15, 2001
   V.A. Relative Value             June 14, 2001
   V.A. Strategic Income           September 24, 2001
   International Equity            June 7, 2001
   Large Cap Value CORE            May 11, 2001
   Large/Mid Cap Value             May 2, 2001
   Small Cap Value                 May 15, 2001
   AIM V.I. Growth                 June 4, 2001

c. From commencement of operations as follows. $10 initial offering price.

   Active Bond                     October 18, 2001
   International Equity Index      December 12, 2001
   Small Cap Growth                November 8, 2001
   Mid Cap Growth                  July 26, 2001
   Large Cap Value                 December 12, 2001
   Money Market                    July 26, 2001
   Real Estate Equity              July 26, 2001
   Short Term Bond                 October 8, 2001
   Small Cap Equity                December 10, 2001
   Equity Index                    July 26, 2001
   Global Bond                     October 8, 2001
   Emerging Markets                December 10, 2001
   Bond Index                      October 8, 2001
   Small/Mid Cap CORE              July 26, 2001
   High Yield Bond                 October 8, 2001
   Turner Core Growth              October 8, 2001
   Brandes International Equity    July 26, 2001
   Large Cap Aggressive Growth     December 12, 2001
   Fidelity VIP Growth             December 12, 2001
   Janus Aspen Global Technology   December 5, 2001
   V.A. Financial Industries       July 7 and May 15, 2001, respectively
   V.A. Relative Value             June 21 and August 10, 2001, respectively
   V.A. Strategic Income           October 2 and Sept. 24, 2001, respectively
   Health Sciences                 June 15 and 4, 2001, respectively
   International Equity            August 29 and Nov. 4, 2001, respectively
   Large Cap Value CORE            July 2 and December 13, 2001, respectively
   Large/Mid Cap Value             May 10 and 2, 2001, respectively
   Small Cap Value                 May 25 and 15, 2001, respectively
   AIM V.I. Growth                 October 17 and December 5, 2001, respectively
   MFS Investors Growth            December 5 and June 15, 2001, respectively
   MFS Research Series             October 17 and Aug. 23, 2001, respectively

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

KEY WORD OR PHRASE                     PAGE     KEY WORD OR PHRASE                       PAGE
Account ................................  29     monthly deduction date ..................  31
account value ..........................   9     mortality and expense risk charge .......  10
Additional Sum Insured .................  16     Option A; Option B ......................  16
annual processing date .................  17     optional benefits charge ................  11
attained age ...........................  10     optional extra death benefit feature ....  17
Basic Sum Insured ......................  16     owner ...................................   5
beneficiary ............................  41     partial withdrawal ......................  15
business day ...........................  30     partial withdrawal charge ...............  11
changing Option A or B .................  18     payment options .........................  19
changing the Total Sum Insured .........  17     Planned Premium .........................   7
charges ................................   9     policy anniversary ......................  31
Code ...................................  36     policy spilt option .....................  17
cost of insurance rates ................  10     policy year .............................  31
date of issue ..........................  31     premium; premium payment ................   5
death benefit ..........................   5     prospectus ..............................   3
deductions .............................   9     receive; receipt ........................  21
dollar cost averaging ..................  14     reinstate; reinstatement ................   7
enhanced cash value rider ..............  17     sales charge ............................   9
expenses of the Series Funds ...........  11     SEC .....................................   2
fixed investment option ................  30     Separate Account S ......................  29
full surrender .........................  15     Series Funds ............................   2
fund ...................................   2     Servicing Office ........................   2
grace period ...........................   7     special loan account ....................  16
guaranteed minimum death benefit .......   7     subaccount ..............................  29
Guaranteed Minimum Death Benefit
 Premium ...............................   8     surrender                                   5
insurance charge .......................  10     surrender value .........................  15
insured person .........................   5     Target Premium ..........................   9
investment options .....................   1     tax considerations ......................  36
JHVLICO ................................  29     telephone transfers .....................  21
lapse ..................................   7     Total Sum Insured .......................  16
loan ...................................  15     transfers of account value ..............  14
loan interest ..........................  15     variable investment options .............   1
maximum premiums .......................   6     we; us ..................................  29
Minimum Initial Premium ................  30     withdrawal ..............................  15
minimum insurance amount ...............  17     withdrawal charges ......................  11
minimum premiums .......................   6     you; your ...............................   5
modified endowment contract ............  38

                           PROSPECTUS DATED MAY 1, 2002

--------------------------------------------------------------------------------
                      MAJESTIC VARIABLE ESTATE PROTECTION 98
--------------------------------------------------------------------------------

     a flexible premium variable life survivorship insurance policy issued by

             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

--------------------------------------------------------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTION                          MANAGED BY
--------------------------                          ----------
  Equity Index ...............................      SSgA Funds Management, Inc.
  Large Cap Value ............................      T. Rowe Price Associates, Inc.
  Large Cap Value CORE(SM) ...................      Goldman Sachs Asset Management
  Large Cap Growth ...........................      Independence Investment LLC
  Large Cap Aggressive Growth ................      Alliance Capital Management L.P.
  Growth & Income ............................      Independence Investment LLC and Putnam Investment Management, LLC
  Fundamental Value ..........................      Wellington Management Company, LLP
  Multi Cap Growth ...........................      Janus Capital Management, LLC
  Fundamental Growth .........................      Putnam Investment Management, LLC
  Small/Mid Cap CORE(SM) .....................      Goldman Sachs Asset Management
  Small/Mid Cap Growth .......................      Wellington Management Company, LLP
  Small Cap Equity ...........................      Capital Guardian Trust Company
  Small Cap Value ............................      T. Rowe Price Associates, Inc.
  Small Cap Growth ...........................      John Hancock Advisers, LLC
  V.A. Relative Value ........................      John Hancock Advisers, LLC
  AIM V.I. Premier Equity ....................      A I M Advisors, Inc.
  AIM V.I. Capital Development ...............      A I M Advisors, Inc.
  Fidelity VIP Growth ........................      Fidelity Management and Research Company
  Fidelity VIP Contrafund(R) .................      Fidelity Management and Research Company
  MFS Investors Growth Stock .................      MFS Investment Management(R)
  MFS Research ...............................      MFS Investment Management(R)
  MFS New Discovery ..........................      MFS Investment Management(R)
  International Equity Index .................      Independence Investment LLC
  International Opportunities ................      T. Rowe Price International, Inc.
  Fidelity VIP Overseas ......................      Fidelity Management and Research Company
  Emerging Markets Equity ....................      Morgan Stanley Investment Management Inc.
  Janus Aspen Worldwide Growth ...............      Janus Capital Management, LLC
  Real Estate Equity .........................      Independence Investment LLC and Morgan Stanley Investment Management Inc.
  Health Sciences ............................      Putnam Investment Management, LLC
  V.A. Financial Industries ..................      John Hancock Advisers, LLC
  Janus Aspen Global Technology ..............      Janus Capital Management, LLC
  Managed ....................................      Independence Investment LLC and Capital Guardian Trust Company
  Global Balanced ............................      Capital Guardian Trust Company
  Short-Term Bond ............................      Independence Investment LLC
  Bond Index .................................      Mellon Bond Associates, LLP
  Active Bond ................................      John Hancock Advisers, LLC
  V.A. Strategic Income ......................      John Hancock Advisers, LLC
  High Yield Bond ............................      Wellington Management Company, LLP
  Global Bond ................................      Capital Guardian Trust Company
  Money Market ...............................      Wellington Management Company, LLP
  Brandes International Equity ...............      Brandes Investment Partners, L.P.
  Turner Core Growth .........................      Turner Investment Partners, Inc.
  Frontier Capital Appreciation ..............      Frontier Capital Management Company, LLC
  Clifton Enhanced U.S. Equity ...............      The Clifton Group
  Business Opportunity Value .................      Iridian Asset Management LLC
--------------------------------------------------------------------------------------------------------------------------------

     The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

     When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the John Hancock Declaration Trust, the AIM Variable Insurance Funds, Fidelity's Variable Insurance Products Fund (Service Class) and Variable Insurance Products Fund II (Service Class), the MFS Variable Insurance Trust (Initial Class Shares), the Janus Aspen Series (Service Shares Class), and the M Fund, Inc. (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as "funds". In the prospectuses for the Series Funds, the investment options may be referred to as "funds", "portfolios" or "series".

     Each Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus are prospectuses for the Series Funds. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *

                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

           EXPRESS DELIVERY                          U.S. MAIL
           ----------------                          ---------
        529 Main Street (X-4)                      P.O. Box 111
       Charlestown, MA 02129                      Boston, MA 02117


                             Phone: 1-800-521-1234

                              Fax: 1-617-572-6956

                            GUIDE TO THIS PROSPECTUS

     This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

     This prospectus is arranged in the following way:

       . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

       . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 23.

       . Behind the illustrations is a section called "Additional Information" that gives more details about the policy. It generally does not repeat
                                                                      ---
          information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 32.

       . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 47.

       . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 127.

After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Series Funds begin.

                             * * * * * * * * * * * *

                                BASIC INFORMATION

     This part of the prospectus provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                                         Beginning on page
--------                                                                         -----------------
..What is the policy? .........................................................           5
..Who owns the policy? ..........................................................         5
..How can you invest money in the policy? .......................................         5
..Is there a minimum amount you must invest? ....................................         7
..How will the value of your investment in the policy change over time? .........         8
..What charges will we deduct from your investment in the policy? ...............         9
..What charges will the Series Funds deduct from your investment in the
 policy? .......................................................................        11
..What other charges could we impose in the future? .............................        14
..How can you change your policy's investment allocations? ......................        14
..How can you access your investment in the policy? .............................        15
..How much will we pay when the last insured person dies? .......................        16
..How can you change your policy's insurance coverage? ..........................        18
..Can you cancel your policy after it's issued? .................................        19
..Can you choose the form in which we pay out policy proceeds? ..................        20
..To what extent can we vary the terms and conditions of our policies in
 particular cases? .............................................................        20
..How will your policy be treated for income tax purposes? ......................        21
..How do you communicate with us? ...............................................        21

WHAT IS THE POLICY?

     This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected.

     While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

       . Determine when and how much you invest in the various investment options

       .  Borrow or withdraw amounts you have in the investment options

       .  Change the beneficiary who will receive the death benefit

       .  Change the amount of insurance

       . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

       . Choose the form in which we will pay out the death benefit or other proceeds

     Most of these options are subject to limits that are explained later in this prospectus.

WHO OWNS THE POLICY?

     That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

HOW CAN YOU INVEST MONEY IN THE POLICY?

Premium Payments

     We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

     Each premium payment must be at least $100.

Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
40. Also, we may refuse to accept any amount of an additional premium if:

       .  that amount of premium would increase our insurance risk exposure, and

       . the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating. We reserve the right to limit premium payments above the amount of cumulative Guaranteed Minimum Death Benefit Premiums (whether or not the guaranteed minimum death benefit feature described on page 7 is in effect).

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

     We will also accept premiums:

       .  by wire or by exchange from another insurance company,

       . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

       .  if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

IS THERE A MINIMUM AMOUNT YOU MUST INVEST?

Planned Premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed minimum death benefit feature" below).

Lapse and reinstatement

     Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either
                         ---
case, if the policy's surrender value is not sufficient to pay the charges on a
                                      ------------------------------------
monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

     This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option A (see "How much will we pay when the last insured person dies?" on page 16). The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

       . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "How much will we pay when the last insured person dies?" on page 16), and

       . on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all

          Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

     The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium") is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

     No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will we pay when the last insured person dies?" on page 16).

     If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

     The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How much will we pay when the last insured person dies?" on page 16).

     If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

HOW WILL THE VALUE OF YOUR INVESTMENT IN THE POLICY CHANGE OVER TIME?

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 36.)

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

     The amount you've invested in the fixed investment option will earn
                                       -----
interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in the fixed investment option will not
                                                                            ---
be subject to the mortality and expense risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

     At any time, the "account value" of your policy is equal to:

       .  the amount you invested,

       . plus or minus the investment experience of the investment options you've chosen,

       .  minus all charges we deduct, and

       .  minus all withdrawals you have made.

If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed on page 38.

WHAT CHARGES WILL WE DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

Deductions from premium payments

..  Premium tax charge - A charge to cover state premium taxes we currently
   ------------------
   expect to pay, on average. This charge is currently 2.35% of each premium.

..  DAC tax charge - A charge to cover the increased Federal income tax burden
   --------------
   that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

..  Premium processing charge - A charge to help defray our administrative costs.
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   This charge is 1.25% of each premium. For policies with a Total Sum Insured
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   of $5 million or more, this charge will be reduced to as low as .50%
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..  Sales charge - A charge to help defray our sales costs. The charge for
   ------------
   premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If premium received in the first policy year is less than the Target Premium, then premium received in the second policy year will be treated as if received in the first policy year until first year premiums equal the Target Premium. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1998, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

..    Optional enhanced cash value rider charge - A charge imposed if you elect
     -----------------------------------------
     this rider. It is deducted only from premiums received in the first two policy years. The charge is 2% of premiums paid in the first two policy years until the total charges deducted equal 2% of one year's Target Premium.

..    Optional benefits charge - A charge imposed for certain other optional
     ------------------------
     insurance benefits added to the policy by means of a rider.

Deductions from account value

..    Issue charge - A monthly charge to help defray our administrative costs.
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     This charge has two parts: (1) a flat dollar amount of $55.55 deducted only
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     during the first five policy years, and (2) a charge of 2c per $1,000 of
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     Total Sum Insured at issue that is deducted only during the first three
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     policy years. The second part of this monthly charge is guaranteed not to
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     exceed $200.
     ------------

..    Administrative charge - A monthly charge to help defray our administrative
     ---------------------
     costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

..    Insurance charge - A monthly charge for the cost of insurance. To determine
     ----------------
     the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The
                                        -------
     cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

..    Extra mortality charge - A monthly charge specified in your policy for
     ----------------------
     additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

..    M & E charge - A daily charge for mortality and expense risks we assume.
     ------------
     This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .05% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .60%.

..    Guaranteed minimum death benefit charge - A monthly charge beginning in the
     ---------------------------------------
     eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1998, this charge is not yet applicable to any policy at the current rate.

..    Policy split option rider charge - A monthly charge if this rider is
     --------------------------------
     elected at the time of application for the policy. The charge is 3c per $1,000 of current Total Sum Insured.

..    Optional benefits charge - Monthly charges for certain other optional
     ------------------------
     insurance benefits added to the policy by means of a rider.

..    Partial withdrawal charge - A charge for each partial withdrawal of account
     -------------------------
     value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

WHAT CHARGES WILL THE SERIES FUNDS DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

     The funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is disclosed below.

     The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2001, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                                                                     --------------
                                                                                       Total Fund        Total Fund
                                      Investment  Distribution and  Other Operating    Operating          Operating
                                      Management      Service        Expenses With    Expenses With    Expenses Absent
Fund Name                                 Fee       (12b-1) Fees     Reimbursement    Reimbursement     Reimbursement
---------                             ----------  ----------------  ---------------  --------------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
    (NOTE 1):
Equity Index ........................   0.13%           N/A              0.07%           0.20%             0.20%
Large Cap Value .....................   0.75%           N/A              0.08%           0.83%             0.83%
Large Cap Value CORE(SM) ............   0.75%           N/A              0.10%           0.85%             0.88%
Large Cap Growth ....................   0.38%           N/A              0.03%           0.41%             0.41%
Large Cap Aggressive Growth .........   0.87%           N/A              0.10%           0.97%             1.06%
Growth & Income .....................   0.67%           N/A              0.05%           0.72%             0.72%
Fundamental Value * .................   0.89%           N/A              0.10%           0.99%             1.20%
Multi Cap Growth* ...................   0.93%           N/A              0.10%           1.03%             1.03%
Fundamental Growth ..................   0.90%           N/A              0.10%           1.00%             1.19%
Small/Mid Cap CORE(SM) ..............   0.80%           N/A              0.10%           0.90%             1.15%
Small/Mid Cap Growth ................   0.97%           N/A              0.10%           1.07%             1.07%
Small Cap Equity ....................   0.90%           N/A              0.10%           1.00%             1.02%
Small Cap Value .....................   0.95%           N/A              0.10%           1.05%             1.08%
Small Cap Growth ....................   1.05%           N/A              0.10%           1.15%             1.17%
International Equity Index ..........   0.17%           N/A              0.10%           0.27%             0.40%
                                                                                     --------------

                                                                                     --------------
                                                                                       Total Fund        Total Fund
                                      Investment  Distribution and  Other Operating    Operating          Operating
                                      Management      Service        Expenses With    Expenses With    Expenses Absent
Fund Name                                 Fee       (12b-1) Fees     Reimbursement    Reimbursement     Reimbursement
---------                             ----------  ----------------  ---------------  --------------  ------------------
International Opportunities .......     1.14%           N/A              0.10%           1.24%             1.39%
Emerging Markets Equity ...........     1.52%           N/A              0.10%           1.62%             4.24%
Real Estate Equity ................     1.00%           N/A              0.07%           1.07%             1.07%
Health Sciences ...................     1.00%           N/A              0.10%           1.10%             1.19%
Managed ...........................     0.67%           N/A              0.06%           0.73%             0.73%
Global Balanced ...................     1.05%           N/A              0.10%           1.15%             1.36%
Short-Term Bond ...................     0.60%           N/A              0.08%           0.68%             0.68%
Bond Index ........................     0.15%           N/A              0.09%           0.24%             0.24%
Active Bond .......................     0.62%           N/A              0.05%           0.67%             0.67%
High Yield Bond ...................     0.80%           N/A              0.10%           0.90%             1.00%
Global Bond .......................     0.85%           N/A              0.10%           0.95%             0.95%
Money Market ......................     0.25%           N/A              0.07%           0.32%             0.32%

JOHN HANCOCK DECLARATION TRUST
  (NOTE 2):
V.A. Relative Value ...............     0.60%           N/A              0.14%           0.74%             0.74%
V.A. Financial Industries .........     0.80%           N/A              0.09%           0.89%             0.89%
V.A. Strategic Income .............     0.60%           N/A              0.10%           0.70%             0.70%

AIM VARIABLE INSURANCE FUNDS -
 SERIES I SHARES:
AIM V.I. Premier Equity Fund* * ...     0.60%           N/A              0.25%           0.85%             0.85%

AIM VARIABLE INSURANCE FUNDS -
 SERIES II SHARES:
AIM V.I. Capital Development Fund .     0.75%          0.25%             0.41%           1.41%             1.41%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS (NOTE 3):
Fidelity VIP Growth ...............     0.58%          0.10%             0.10%           0.78%             0.78%
Fidelity VIP Overseas .............     0.73%          0.10%             0.20%           1.03%             1.03%

VARIABLE INSURANCE PRODUCTS FUND II
 - SERVICE CLASS (NOTE 3):
Fidelity VIP Contrafund(R) ........     0.58%          0.10%             0.10%           0.78%             0.78%

MFS VARIABLE INSURANCE TRUST -
 INITIAL CLASS SHARES (NOTE 4):
MFS Investors Growth Stock ........     0.75%           N/A              0.17%           0.92%             0.92%
MFS Research ......................     0.75%           N/A              0.15%           0.90%             0.90%
MFS New Discovery .................     0.90%           N/A              0.16%           1.06%             1.09%

JANUS ASPEN SERIES - SERVICE SHARES
 CLASS (NOTE 5):
Janus Aspen Worldwide Growth ......     0.65%          0.25%             0.04%           0.94%             0.94%
Janus Aspen Global Technology .....     0.65%          0.25%             0.05%           0.95%             0.95%

M FUND, INC. (NOTE 6):
Brandes International Equity ......     0.75%           N/A              0.25%           1.00%             1.02%
Turner Core Growth ................     0.45%           N/A              0.25%           0.70%             0.90%
Frontier Capital Appreciation .....     0.90%           N/A              0.25%           1.15%             1.15%
Clifton Enhanced U.S. Equity ......     0.38%           N/A              0.25%           0.63%             0.78%
Business Opportunity Value              0.65%           N/A              0.25%           0.90%             0.90%
                                                                                     --------------

NOTES TO FUND EXPENSE TABLE

  (1) Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). Percentages shown for the Large Cap Value and Small Cap Value funds are calculated as if the current management fee schedules, which apply to these funds effective May 1, 2001, were in effect for all of 2001. Percentages shown for the Multi Cap Growth, Small/Mid Cap Growth, Small Cap Growth, International Opportunities, Emerging Markets, Short-Term Bond and High Yield Bond funds are calculated as if the current management fee schedules, which apply to these funds effective October 1, 2001, were in effect for all of 2001. Percentages shown for the Health Sciences Fund are annualized. "CORE(SM)" is a service mark of Goldman, Sachs & Co.

   * Fundamental Value was formerly "Large/Mid Cap Value" and Multi Cap Growth was formerly "Mid Cap Growth."

  (2) Percentages shown for John Hancock Declaration Trust funds reflect the investment management fees currently payable and other fund expenses allocated in 2001. John Hancock Advisers, LLC has agreed to limit temporarily other expenses of each fund to 0.25% of the fund's average daily assets, at least until April 30, 2003.

  **  AIM V.I. Premier Equity Fund was formerly "AIM V.I. Value Fund."

  (3) Actual annual class operating expenses were lower for each of the Fidelity VIP funds shown because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expense. In addition, through rearrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

  (4) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, "Total Fund Operating Expenses with Reimbursement" would equal 0.90% for MFS Investors Growth Stock, 0.89% for MFS Research and 1.05% for MFS New Discovery. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed, subject to reimbursement, to bear expenses for the MFS New Discovery Fund, such that the fund's "Other Expenses" (after taking into account the expense offset arrangement described above) does not exceed 0.15% annually. This contractual fee arrangement will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the fund.

  (5) Percentages shown for the Janus Aspen funds are based upon expenses for the year ended December 31, 2001. Expenses are shown without the effect of any expense offset arrangement.

  (6) Percentages shown for M Fund, Inc. funds reflect the investment management fees currently payable and other fund expenses allocated in 2001. M Financial Advisers, Inc. reimburses a fund when the fund's other operating expenses exceed 0.25% of that fund's average daily net assets. Percentages shown for the Business Opportunity Value Fund are estimates because the fund was not in operation in 2001.

WHAT OTHER CHARGES COULD WE IMPOSE IN THE FUTURE?

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

HOW CAN YOU CHANGE YOUR POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

  Under our current rules, you can make transfers out of any variable investment
                                                             --------
option anytime you wish. However, we reserve the right to impose limits on the number and frequency of transfers into and out of the variable investment options. Transfers under the dollar cost averaging program would not be counted toward any such limit.

  Transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once in each policy year.

 . Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

 . The most you can transfer at any one time is the greater of (i) $500,
   (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

HOW CAN YOU ACCESS YOUR INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target premium. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 10). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $1,000,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "How much will we pay when the last insured person dies?" on page 16) and under the guaranteed death benefit feature (see page 7). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 7. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

  You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page 7). The maximum amount you can borrow is determined as follows:

     . We first determine the account value of your policy.

     . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

     . We then multiply the resulting amount by 1.00% in policy years 1 through 20 and .50% thereafter.

     . We then subtract the third item above from the second item above.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 5% in the first 20 policy years and 4.5% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. Policy loans may result in adverse tax consequences under certain circumstances (see "Tax Considerations" on page 40).

HOW MUCH WILL WE PAY WHEN THE LAST INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 35.

  When the last of the two insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B -The death benefit will equal the greater of (1) the Total
       Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

  If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

     . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     . We will then subtract your Total Sum Insured.

  Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. If you elect this feature, you must elect the "cash value accumulation test" for purposes of determining the minimum insurance amount (see below). You may revoke your election of this feature at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - - the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. As indicated above, the guideline premium and cash value corridor test is not available if the optional extra death benefit feature is elected. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the guideline premium and cash value corridor test. The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each policy year will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases as attained age increases. A table showing the factor for each policy year will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the "Required Additional Death Benefit Factor."

  As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 40). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

Policy split option

  At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

Enhanced cash value rider

  In the application for the policy, you may elect to purchase the enhanced cash value rider. This rider provides an enhanced cash value benefit (in addition to the surrender value) if you surrender the policy within the first nine policy years. The amount of the benefit will be shown in the "Policy Specifications" section of the policy. The benefit is also included in the account value when calculating the death benefit. Election of this rider could increase your insurance charge since it affects our amount at risk under the policy. The amount available for partial withdrawals and loans are based on the surrender value and will in no way be increased due to this rider.

HOW CAN YOU CHANGE YOUR POLICY'S INSURANCE COVERAGE?

Increase in coverage

  The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 37.

Decrease in coverage

  The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured at any time, but only if:

     . the remaining Total Sum Insured will be at least $1,000,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 37.

Change of death benefit option

  Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

Tax consequences

  Please read "Tax considerations" starting on page 40 to learn about possible tax consequences of changing your insurance coverage under the policy.

CAN YOU CANCEL YOUR POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 2, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

CAN YOU CHOOSE THE FORM IN WHICH WE PAY OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

TO WHAT EXTENT CAN WE VARY THE TERMS AND CONDITIONS OF OUR POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 39. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

HOW WILL YOUR POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 40.

HOW DO YOU COMMUNICATE WITH US?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     . surrenders or partial withdrawals

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

  The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone Transactions" below):

     . loans

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

  You should mail or express all written requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of an insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured persons. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-6956. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to all policies like yours or with respect to any class of such policies.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for specified issue ages, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After the deduction of average fees and expenses at the Series Fund level (as described below) the corresponding net annual rates of return would be -0.87%, 5.08% and 11.03%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for a male insured person who is 55 years old and a preferred underwriting risk when the policy is issued and for a female insured person who is 50 years old and a preferred underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that (i) the guaranteed minimum death benefit has not been elected beyond the tenth policy year, (ii) no Additional Sum Insured or optional rider benefits have been elected, (iii) no loans or withdrawals are made, (iv) no increases or decreases in coverage are requested, and (v) no change in the death benefit option is requested.

  With respect to fees and expenses deducted from Series Fund assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .75%, and (2) an assumed average asset charge for all other Series Fund operating expenses equivalent to an effective annual rate of .12%. These rates are the arithmetic average for all funds of the Series Funds. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Series Fund operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 11. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed. Without those arrangements, the assumed average asset charge for all other operating expenses shown above would be higher. This would result in lower values than those shown in the following tables.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured persons' issue ages, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $15,969*
      USING CURRENT CHARGES AND CVAT TEST

 End                                  Death Benefit                  Surrender Value
 ---                         -------------------------------  -------------------------------
 of       Planned Premiums        Assuming hypothetical           Assuming hypothetical
 --       ----------------        ---------------------           ---------------------
Policy     accumulated at        gross annual return of          gross annual return of
------     --------------    -------------------------------  -------------------------------
 Year    5% annual interest     0%          6%        12%        0%        6%         12%
------   ------------------  ---------  ---------  ---------  -------  ---------  -----------
   1            16,768       1,000,000  1,000,000  1,000,000    9,165      9,748      10,330
   2            34,374       1,000,000  1,000,000  1,000,000   21,344     23,224      25,171
   3            52,861       1,000,000  1,000,000  1,000,000   31,732     35,648      39,861
   4            72,271       1,000,000  1,000,000  1,000,000   42,944     49,671      57,187
   5            92,653       1,000,000  1,000,000  1,000,000   53,920     64,264      76,279
   6           114,053       1,000,000  1,000,000  1,000,000   66,092     80,955      98,899
   7           136,524       1,000,000  1,000,000  1,000,000   77,966     98,302     123,818
   8           160,118       1,000,000  1,000,000  1,000,000   89,510    116,305     151,265
   9           184,891       1,000,000  1,000,000  1,000,000  100,694    134,968     181,494
  10           210,904       1,000,000  1,000,000  1,000,000  111,591    154,401     214,897
  11           238,217       1,000,000  1,000,000  1,000,000  123,761    176,267     253,511
  12           266,895       1,000,000  1,000,000  1,000,000  135,898    199,326     296,479
  13           297,008       1,000,000  1,000,000  1,000,000  147,995    223,632     344,274
  14           328,626       1,000,000  1,000,000  1,000,000  160,038    249,233     397,418
  15           361,825       1,000,000  1,000,000  1,000,000  172,019    276,187     456,492
  16           396,684       1,000,000  1,000,000  1,003,368  183,924    304,549     522,134
  17           433,286       1,000,000  1,000,000  1,106,558  195,738    334,379     594,967
  18           471,718       1,000,000  1,000,000  1,217,256  207,446    365,738     675,741
  19           512,072       1,000,000  1,000,000  1,336,321  219,030    398,691     765,311
  20           554,444       1,000,000  1,000,000  1,464,654  230,470    433,306     864,620
  25           800,279       1,000,000  1,000,000  2,288,771  286,037    636,225   1,549,907
  30         1,114,034       1,000,000  1,180,206  3,552,975  328,293    891,297   2,683,224
  35         1,514,473       1,000,000  1,467,173  5,522,420  338,118  1,202,336   4,525,576

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $15,969*
      USING CURRENT CHARGES AND CVAT TEST

 End                                  Death Benefit                  Surrender Value
 ---                         -------------------------------  -------------------------------
 of       Planned Premiums       Assuming Hypothetical              Assuming Hypothetical
 --       ----------------       ---------------------              ---------------------
Policy     Accumulated at        Gross Annual Return of            Gross Annual Return of
------     --------------    -------------------------------  -------------------------------
 Year    5% Annual Interest     0%         6%         12%       0%        6%          12%
-------  ------------------  ---------  ---------  ---------  -------  ---------  -----------
   1            16,768       1,009,165  1,009,747  1,010,329    9,165      9,747      10,329
   2            34,374       1,020,543  1,022,422  1,024,369   21,342     23,221      25,167
   3            52,861       1,031,723  1,035,638  1,039,849   31,723     35,638      39,849
   4            72,271       1,042,920  1,049,643  1,057,156   42,920     49,643      57,156
   5            92,653       1,053,871  1,064,205  1,076,208   53,871     64,205      76,208
   6           114,053       1,066,001  1,080,841  1,098,756   66,001     80,841      98,756
   7           136,524       1,077,808  1,098,097  1,123,553   77,808     98,097     123,553
   8           160,118       1,089,254  1,115,960  1,150,802   89,254    115,960     150,802
   9           184,891       1,100,297  1,134,414  1,180,723  100,297    134,414     180,723
  10           210,904       1,111,014  1,153,565  1,213,688  111,014    153,565     213,688
  11           238,217       1,123,003  1,175,124  1,251,789  123,003    175,124     251,789
  12           266,895       1,134,953  1,197,842  1,294,146  134,953    197,842     294,146
  13           297,008       1,146,857  1,221,769  1,341,218  146,857    221,769     341,218
  14           328,626       1,158,701  1,246,950  1,393,506  158,701    246,950     393,506
  15           361,825       1,170,476  1,273,438  1,451,572  170,476    273,438     451,572
  16           396,684       1,182,165  1,301,283  1,516,033  182,165    301,283     516,033
  17           433,286       1,193,751  1,330,533  1,587,570  193,751    330,533     587,570
  18           471,718       1,205,217  1,361,240  1,666,939  205,217    361,240     666,939
  19           512,072       1,216,538  1,393,450  1,754,973  216,538    393,450     754,973
  20           554,444       1,227,686  1,427,210  1,852,591  227,686    427,210     852,591
  25           800,279       1,280,594  1,622,008  2,525,682  280,594    622,008   1,525,682
  30         1,114,034       1,314,442  1,852,133  3,637,060  314,442    852,133   2,637,060
  35         1,514,473       1,299,001  2,091,971  5,445,181  299,001  1,091,971   4,445,181

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $15,969*
      USING MAXIMUM CHARGES AND CVAT TEST

                                      Death Benefit                 Surrender Value
                             -------------------------------  -----------------------------
End of    Planned Premiums       Assuming hypothetical           Assuming hypothetical
------    ----------------       ---------------------           ---------------------
Policy     accumulated at         gross annual return of          gross annual return of
------     --------------    -------------------------------  -----------------------------
 Year    5% annual interest     0%         6%         12%       0%       6%         12%
-------  ------------------  ---------  ---------  ---------  -------  -------  -----------
   1            16,768       1,000,000  1,000,000  1,000,000    8,845    9,414       9,985
   2            34,374       1,000,000  1,000,000  1,000,000   20,645   22,472      24,368
   3            52,861       1,000,000  1,000,000  1,000,000   30,599   34,387      38,467
   4            72,271       1,000,000  1,000,000  1,000,000   41,322   47,798      55,046
   5            92,653       1,000,000  1,000,000  1,000,000   51,756   61,672      73,207
   6           114,053       1,000,000  1,000,000  1,000,000   63,328   77,521      94,676
   7           136,524       1,000,000  1,000,000  1,000,000   74,544   93,889     118,186
   8           160,118       1,000,000  1,000,000  1,000,000   85,376  110,769     143,922
   9           184,891       1,000,000  1,000,000  1,000,000   95,793  128,151     172,092
  10           210,904       1,000,000  1,000,000  1,000,000  105,758  146,020     202,921
  11           238,217       1,000,000  1,000,000  1,000,000  116,168  165,356     237,717
  12           266,895       1,000,000  1,000,000  1,000,000  126,010  185,171     275,807
  13           297,008       1,000,000  1,000,000  1,000,000  135,212  205,425     317,508
  14           328,626       1,000,000  1,000,000  1,000,000  143,679  226,059     363,169
  15           361,825       1,000,000  1,000,000  1,000,000  151,305  247,003     413,192
  16           396,684       1,000,000  1,000,000  1,000,000  157,970  268,186     468,050
  17           433,286       1,000,000  1,000,000  1,000,000  163,486  289,479     528,257
  18           471,718       1,000,000  1,000,000  1,070,090  167,803  310,881     594,044
  19           512,072       1,000,000  1,000,000  1,162,109  170,710  332,269     665,539
  20           554,444       1,000,000  1,000,000  1,258,852  172,012  353,543     743,130
  25           800,279       1,000,000  1,000,000  1,826,854  144,325  454,036   1,237,107
  30         1,114,034       1,000,000  1,000,000  2,569,812    3,072  522,156   1,940,734
  35         1,514,473              **  1,000,000  3,550,652       **  505,478   2,909,728

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
**   Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $15,969*
      USING MAXIMUM CHARGES AND CVAT TEST

                                      Death Benefit                 Surrender Value
                             -------------------------------  -----------------------------
End of    Planned Premiums        Assuming hypothetical          Assuming hypothetical
------    ----------------        ---------------------          --------------------------
Policy     accumulated at         gross annual return of         gross annual return of
------     --------------    -------------------------------  -----------------------------
 Year    5% annual interest      0%         6%         12%       0%       6%         12%
-------  ------------------  ---------  ---------  ---------  -------  -------  -----------
   1            16,768       1,008,845  1,009,414  1,009,985    8,845    9,414       9,985
   2            34,374       1,019,844  1,021,671  1,023,566   20,643   22,469      24,365
   3            52,861       1,030,590  1,034,376  1,038,456   30,590   34,376      38,456
   4            72,271       1,041,300  1,047,772  1,055,016   41,300   47,772      55,016
   5            92,653       1,051,709  1,061,615  1,073,139   51,709   61,616      73,139
   6           114,053       1,063,241  1,077,412  1,094,539   63,241   77,412      94,539
   7           136,524       1,074,394  1,093,694  1,117,933   74,394   93,694     117,933
   8           160,118       1,085,132  1,110,441  1,143,482   85,132  110,441     143,482
   9           184,891       1,095,417  1,127,627  1,171,362   95,417  127,627     171,362
  10           210,904       1,105,198  1,145,212  1,201,755  105,198  145,212     201,755
  11           238,217       1,115,358  1,164,146  1,235,906  115,358  164,146     235,906
  12           266,895       1,124,868  1,183,403  1,273,059  124,868  183,403     273,059
  13           297,008       1,133,633  1,202,892  1,313,417  133,633  202,892     313,417
  14           328,626       1,141,532  1,222,487  1,357,172  141,532  222,487     357,172
  15           361,825       1,148,427  1,242,036  1,404,513  148,427  242,036     404,513
  16           396,684       1,154,165  1,261,366  1,455,637  154,165  261,366     455,637
  17           433,286       1,158,513  1,280,206  1,510,666  158,513  280,206     510,666
  18           471,718       1,161,399  1,298,442  1,569,910  161,399  298,442     569,910
  19           512,072       1,162,569  1,315,763  1,633,511  162,569  315,763     633,511
  20           554,444       1,161,794  1,331,863  1,701,649  161,794  331,863     701,649
  25           800,279       1,117,806  1,379,182  2,114,714  117,806  379,182   1,114,714
  30         1,114,034              **  1,304,295  2,638,045       **  304,295   1,638,045
  35         1,514,473              **         **  3,229,260       **       **   2,229,260

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
**   Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $15,969*
      USING CURRENT CHARGES AND GPT TEST


                                      Death Benefit                  Surrender Value
                             -------------------------------  -----------------------------
End of    Planned Premiums        Assuming hypothetical           Assuming hypothetical
------    ----------------        ---------------------           ---------------------
Policy     accumulated at        gross annual return of          gross annual return of
------     --------------    -------------------------------  -----------------------------
 Year    5% annual interest     0%          6%        12%        0%        6%         12%
-------  ------------------  ---------  ---------  ---------  -------  ---------  -----------
   1            16,768       1,000,000  1,000,000  1,000,000    9,165      9,748      10,330
   2            34,374       1,000,000  1,000,000  1,000,000   21,344     23,224      25,171
   3            52,861       1,000,000  1,000,000  1,000,000   31,732     35,648      39,861
   4            72,271       1,000,000  1,000,000  1,000,000   42,944     49,671      57,187
   5            92,653       1,000,000  1,000,000  1,000,000   53,920     64,264      76,279
   6           114,053       1,000,000  1,000,000  1,000,000   66,092     80,955      98,899
   7           136,524       1,000,000  1,000,000  1,000,000   77,966     98,302     123,818
   8           160,118       1,000,000  1,000,000  1,000,000   89,510    116,305     151,265
   9           184,891       1,000,000  1,000,000  1,000,000  100,694    134,968     181,494
  10           210,904       1,000,000  1,000,000  1,000,000  111,591    154,401     214,897
  11           238,217       1,000,000  1,000,000  1,000,000  123,761    176,267     253,511
  12           266,895       1,000,000  1,000,000  1,000,000  135,898    199,326     296,479
  13           297,008       1,000,000  1,000,000  1,000,000  147,995    223,632     344,274
  14           328,626       1,000,000  1,000,000  1,000,000  160,038    249,233     397,418
  15           361,825       1,000,000  1,000,000  1,000,000  172,019    276,187     456,492
  16           396,684       1,000,000  1,000,000  1,000,000  183,924    304,549     522,143
  17           433,286       1,000,000  1,000,000  1,000,000  195,738    334,379     595,088
  18           471,718       1,000,000  1,000,000  1,000,000  207,446    365,738     676,130
  19           512,072       1,000,000  1,000,000  1,000,000  219,030    398,691     766,164
  20           554,444       1,000,000  1,000,000  1,000,000  230,470    433,306     866,191
  25           800,279       1,000,000  1,000,000  1,638,313  286,037    636,225   1,560,298
  30         1,114,034       1,000,000  1,000,000  2,862,588  328,293    894,318   2,726,275
  35         1,514,473       1,000,000  1,287,213  4,907,996  338,118  1,225,917   4,674,282

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $15,969*
      USING CURRENT CHARGES AND GPT TEST

  End                                 Death Benefit                  Surrender Value
  ---                        -------------------------------  -----------------------------
  of      Planned Premiums        Assuming Hypothetical           Assuming Hypothetical
  --      ----------------        ---------------------           ---------------------
Policy     Accumulated at        Gross Annual Return of          Gross Annual Return of
------     --------------    -------------------------------  -----------------------------
 Year    5% Annual Interest     0%         6%         12%       0%        6%          12%
-------  ------------------  ---------  ---------  ---------  -------  ---------  -----------
   1            16,768       1,009,165  1,009,747  1,010,329    9,165      9,747      10,329
   2            34,374       1,020,543  1,022,422  1,024,369   21,342     23,221      25,167
   3            52,861       1,031,723  1,035,638  1,039,849   31,723     35,638      39,849
   4            72,271       1,042,920  1,049,643  1,057,156   42,920     49,643      57,156
   5            92,653       1,053,871  1,064,205  1,076,208   53,871     64,205      76,208
   6           114,053       1,066,001  1,080,841  1,098,756   66,001     80,841      98,756
   7           136,524       1,077,808  1,098,097  1,123,553   77,808     98,097     123,553
   8           160,118       1,089,254  1,115,960  1,150,802   89,254    115,960     150,802
   9           184,891       1,100,297  1,134,414  1,180,723  100,297    134,414     180,723
  10           210,904       1,111,014  1,153,565  1,213,688  111,014    153,565     213,688
  11           238,217       1,123,003  1,175,124  1,251,789  123,003    175,124     251,789
  12           266,895       1,134,953  1,197,842  1,294,146  134,953    197,842     294,146
  13           297,008       1,146,857  1,221,769  1,341,218  146,857    221,769     341,218
  14           328,626       1,158,701  1,246,950  1,393,506  158,701    246,950     393,506
  15           361,825       1,170,476  1,273,438  1,451,572  170,476    273,438     451,572
  16           396,684       1,182,165  1,301,283  1,516,033  182,165    301,283     516,033
  17           433,286       1,193,751  1,330,533  1,587,570  193,751    330,533     587,570
  18           471,718       1,205,217  1,361,240  1,666,939  205,217    361,240     666,939
  19           512,072       1,216,538  1,393,450  1,754,973  216,538    393,450     754,973
  20           554,444       1,227,686  1,427,210  1,852,591  227,686    427,210     852,591
  25           800,279       1,280,594  1,622,008  2,525,682  280,594    622,008   1,525,682
  30         1,114,034       1,314,442  1,852,133  3,637,060  314,442    852,133   2,637,060
  35         1,514,473       1,299,001  2,091,971  5,445,620  299,001  1,091,971   4,445,620

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $15,969*
      USING MAXIMUM CHARGES AND GPT TEST

                                      Death Benefit                 Surrender Value
                             -------------------------------  -----------------------------
                                  Assuming hypothetical          Assuming hypothetical
End of    Planned Premiums        gross annual return of         gross annual return of
Policy     accumulated at    -------------------------------  -----------------------------
 Year    5% annual interest     0%         6%         12%       0%       6%         12%
-------  ------------------  ---------  ---------  ---------  -------  -------  -----------
   1            16,768       1,000,000  1,000,000  1,000,000    8,845    9,414       9,985
   2            34,374       1,000,000  1,000,000  1,000,000   20,645   22,472      24,368
   3            52,861       1,000,000  1,000,000  1,000,000   30,599   34,387      38,467
   4            72,271       1,000,000  1,000,000  1,000,000   41,322   47,798      55,046
   5            92,653       1,000,000  1,000,000  1,000,000   51,756   61,672      73,207
   6           114,053       1,000,000  1,000,000  1,000,000   63,328   77,521      94,676
   7           136,524       1,000,000  1,000,000  1,000,000   74,544   93,889     118,186
   8           160,118       1,000,000  1,000,000  1,000,000   85,376  110,769     143,922
   9           184,891       1,000,000  1,000,000  1,000,000   95,793  128,151     172,092
  10           210,904       1,000,000  1,000,000  1,000,000  105,758  146,020     202,921
  11           238,217       1,000,000  1,000,000  1,000,000  116,168  165,356     237,717
  12           266,895       1,000,000  1,000,000  1,000,000  126,010  185,171     275,807
  13           297,008       1,000,000  1,000,000  1,000,000  135,212  205,425     317,508
  14           328,626       1,000,000  1,000,000  1,000,000  143,679  226,059     363,169
  15           361,825       1,000,000  1,000,000  1,000,000  151,305  247,003     413,192
  16           396,684       1,000,000  1,000,000  1,000,000  157,970  268,186     468,050
  17           433,286       1,000,000  1,000,000  1,000,000  163,486  289,479     528,266
  18           471,718       1,000,000  1,000,000  1,000,000  167,803  310,881     594,565
  19           512,072       1,000,000  1,000,000  1,000,000  170,710  332,269     667,729
  20           554,444       1,000,000  1,000,000  1,000,000  172,012  353,543     748,733
  25           800,279       1,000,000  1,000,000  1,371,958  144,325  454,036   1,306,627
  30         1,114,034       1,000,000  1,000,000  2,321,540    3,072  522,156   2,210,990
  35         1,514,473              **  1,000,000  3,818,748       **  505,478   3,636,903



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $15,969*
      USING MAXIMUM CHARGES AND GPT TEST

                                      Death Benefit                 Surrender Value
                             -------------------------------  -----------------------------
                                  Assuming hypothetical          Assuming hypothetical
End of    Planned Premiums        gross annual return of         gross annual return of
Policy     accumulated at    -------------------------------  -----------------------------
 Year    5% annual interest     0%         6%         12%       0%       6%         12%
-------  ------------------  ---------  ---------  ---------  -------  -------  -----------
   1            16,768       1,008,845  1,009,414  1,009,985    8,845    9,414       9,985
   2            34,374       1,019,844  1,021,671  1,023,566   20,643   22,469      24,365
   3            52,861       1,030,590  1,034,376  1,038,456   30,590   34,376      38,456
   4            72,271       1,041,300  1,047,772  1,055,016   41,300   47,772      55,016
   5            92,653       1,051,709  1,061,615  1,073,139   51,709   61,616      73,139
   6           114,053       1,063,241  1,077,412  1,094,539   63,241   77,412      94,539
   7           136,524       1,074,394  1,093,694  1,117,933   74,394   93,694     117,933
   8           160,118       1,085,132  1,110,441  1,143,482   85,132  110,441     143,482
   9           184,891       1,095,417  1,127,627  1,171,362   95,417  127,627     171,362
  10           210,904       1,105,198  1,145,212  1,201,755  105,198  145,212     201,755
  11           238,217       1,115,358  1,164,146  1,235,906  115,358  164,146     235,906
  12           266,895       1,124,868  1,183,403  1,273,059  124,868  183,403     273,059
  13           297,008       1,133,633  1,202,892  1,313,417  133,633  202,892     313,417
  14           328,626       1,141,532  1,222,487  1,357,172  141,532  222,487     357,172
  15           361,825       1,148,427  1,242,036  1,404,513  148,427  242,036     404,513
  16           396,684       1,154,165  1,261,366  1,455,637  154,165  261,366     455,637
  17           433,286       1,158,513  1,280,206  1,510,666  158,513  280,206     510,666
  18           471,718       1,161,399  1,298,442  1,569,910  161,399  298,442     569,910
  19           512,072       1,162,569  1,315,763  1,633,511  162,569  315,763     633,511
  20           554,444       1,161,794  1,331,863  1,701,649  161,794  331,863     701,649
  25           800,279       1,117,806  1,379,182  2,114,714  117,806  379,182   1,114,714
  30         1,114,034              **  1,304,295  2,638,045       **  304,295   1,638,045
  35         1,514,473              **         **  3,229,260       **       **   2,229,260

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                             ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 23.


CONTENTS OF THIS SECTION                                       BEGINNING ON PAGE
------------------------                                       -----------------

Description of JHVLICO........................................        33

How we support the policy and investment options..............        33

Procedures for issuance of a policy...........................        34

Basic Sum Insured vs. Additional Sum Insured..................        35

Commencement of investment performance........................        36

How we process certain policy transactions....................        36

Effects of policy loans.......................................        38

Additional information about how certain policy charges work..        38

How we market the policies....................................        39

Tax considerations............................................        40

Reports that you will receive.................................        42

Voting privileges that you will have..........................        43

Changes that JHVLICO can make as to your policy...............        44

Adjustments we make to death benefits.........................        44

When we pay policy proceeds...................................        44

Other details about exercising rights and paying benefits.....        44

Legal matters.................................................        45

Registration statement filed with the SEC.....................        45

Accounting and actuarial experts..............................        45

Financial statements of JHVLICO and the Account...............        45

List of Directors and Executive Officers of JHVLICO...........        46

DESCRIPTION OF JHVLICO

     We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2001, John Hancock's assets were approximately $81 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

     The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

     The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

     The assets in each subaccount are invested in the corresponding fund of one of the Series Funds. New subaccounts may be added as new funds are added to the Series Funds and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Series Funds.

     We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

     Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

     Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PROCEDURES FOR ISSUANCE OF A POLICY

     Generally, the policy is available with a minimum Total Sum Insured at issue of $1,000,000 and a minimum Basic Sum Insured at issue of $500,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

     The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 35).

     The policy will take effect only if all of the following conditions are satisfied:

..  The policy is delivered to and received by the applicant.

..  The Minimum Initial Premium is received by us.

.. Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

     In order to preserve a younger age at issue for one or both of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

     As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

     The amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

     Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

     If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

     Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 40).

COMMENCEMENT OF INVESTMENT PERFORMANCE

     Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

     All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of an insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

..  The tax problem resolves itself prior to the date the refund is to be made;
   or

.. The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

     Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

     If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

     Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

     Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-521-1234.

     Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

     Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve the request:

..  Total Sum Insured decreases

..  Additional Sum Insured increases

.. Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" on page 19)

     Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for reinstatement.

     We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

EFFECTS OF POLICY LOANS

     The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding loan equals or exceeds your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the amount you must pay to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 40).

ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

     The sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 39.)

Effect of premium payment pattern

     You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 40.)

Monthly charges

     We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

     The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

HOW WE MARKET THE POLICIES

     Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

     Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

     Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

     The maximum commission payable to a Signator representative for selling a policy is 65% of the Target Premium paid in the first policy year, 12% of the Target Premium paid in each of the second through fifth policy years, 7.5% of the Target Premium paid in each of the sixth through tenth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 3%.

     Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

     The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

     Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

     The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

TAX CONSIDERATIONS

     This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

     We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

     If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code.

Other policy distributions

     Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

     Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     The Treasury Department explained in its temporary regulations regarding diversification that such regulations " do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

     The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

     Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

     Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

     All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

REPORTS THAT YOU WILL RECEIVE

     At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.

VOTING PRIVILEGES THAT YOU WILL HAVE

     All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of the Series Funds which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Funds' shareholders in accordance with instructions received from owners of such policies. Shares of the Series Funds held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

     However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to a Series Fund or the Account

     The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

.. Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

..  Combining or removing investment options

..  Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

ADJUSTMENTS WE MAKE TO DEATH BENEFITS

     If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of either insured person, we will adjust the amount of any death benefit as described in the policy.

WHEN WE PAY POLICY PROCEEDS

General

     We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the death of the last surviving insured person, we will pay the proceeds as a single sum.

Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

     If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

LEGAL MATTERS

     The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

     Ernst & Young LLP, independent auditors, have audited the consolidated financial statements and schedules of JHVLICO at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of the Account at December 31, 2001 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in this prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

     Actuarial matters included in this prospectus have been examined by Deborah A. Poppel, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

     The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

     The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:

Directors and Executive Officers        Principal Occupations
--------------------------------        ---------------------
David F. D'Alessandro ...............   Chairman of the Board of JHVLICO; Chairman, President and Chief
                                        Executive Officer, John Hancock Life Insurance Company.
Michele G. Van Leer .................   Vice Chairman of the Board and President of JHVLICO; Senior Vice
                                        President, John Hancock Life Insurance Company.
Ronald J. Bocage ....................   Director, Vice President and Counsel of JHVLICO; Vice President and
                                        Counsel, John Hancock Life Insurance Company.
Todd G. Engelsen ....................   Director and Vice President of JHVLICO; Vice President, John Hancock
                                        Life Insurance Company
Bruce M. Jones ......................   Director and Vice President of JHVLICO; Senior Vice President, John
                                        Hancock Life Insurance Company.
Barbara L. Luddy ....................   Director, Vice President and Actuary of JHVLICO; Senior Vice
                                        President, John Hancock Life Insurance Company.
Daniel L. Ouellette .................   Director and Vice President of JHVLICO; Senior Vice President, John
                                        Hancock Life Insurance Company.
Robert R. Reitano ...................   Director, Vice President and Chief Investment officer of JHVLICO;
                                        Senior Vice President and Chief Investment Strategist, John Hancock
                                        Life Insurance Company.
Paul Strong .........................   Director and Vice President of JHVLICO; Vice President, John Hancock
                                        Life Insurance Company.
Roger G. Nastou .....................   Vice President, Investments, of JHVLICO; Vice President, John Hancock
                                        Life Insurance Company
Julie H. Indge ......................   Treasurer of JHVLICO; Assistant Treasurer, John Hancock Life Insurance
                                        Company
Earl W. Baucom ......................   Controller of JHVLICO; Senior Vice President and Controller, John
                                        Hancock Life Insurance Company.
Peter Scavongelli ...................   Secretary of JHVLICO; State Compliance Officer, John Hancock Life
                                        Insurance Company

     The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Variable Life Insurance Company

     We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2001. Our audits also included the financial statement schedules. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

     As discussed in Note 1 to the consolidated financial statements, in 2001 the Company changed its method of accounting for derivatives.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 21, 2002

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                             DECEMBER 31
                                                            2001        2000
                                                       -----------  -----------
                                                             (IN MILLIONS)
ASSETS
Investments--Notes 3 and 4
Fixed maturities:
 Held-to-maturity--at amortized cost
  (fair value: 2001--$82.1; 2000--$686.8)..........      $    83.7   $   715.4
 Available-for-sale--at fair value
  (cost: 2001--$2,391.9; 2000--$1,018.8)...........        2,412.5     1,011.8
Equity securities:
 Available-for-sale--at fair value
  (cost: 2001--$12.1; 2000--$7.1)..................           13.1         8.1
Mortgage loans on real estate......................          580.9       554.8
Real estate .......................................           20.6        23.9
Policy loans.......................................          352.0       334.2
Short-term investments ............................             --        21.7
Other invested assets..............................           39.6        34.8
                                                         ---------   ---------
  Total Investments................................        3,502.4     2,704.7


Cash and cash equivalent ..........................          115.4       277.3
Accrued investment income..........................           60.8        52.1
Premiums and accounts receivable...................           12.5         7.0
Deferred policy acquisition costs .................        1,060.8       994.1
Reinsurance recoverable--Note 6 ...................          110.4        48.4
Other assets ......................................          121.8        28.2
Separate accounts assets...........................        6,729.1     8,082.9
                                                         ---------   ---------
  Total Assets ....................................      $11,713.2   $12,194.7
                                                         =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                              DECEMBER 31
                                                            2001         2000
                                                         ----------   ---------
                                                           (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
Future policy benefits.................................  $  3,335.4   $ 2,754.2
Policyholders' funds...................................         3.0        14.2
Unearned revenue ......................................       221.0       212.0
Unpaid claims and claim expense reserves...............        25.0        11.1
Dividends payable to policyholders.....................         0.3         0.1
Income taxes--Note 5...................................       191.1        64.2
Other liabilities......................................       242.7       250.4
Separate accounts liabilities..........................     6,729.1     8,082.9
                                                         ----------   ---------
  Total Liabilities....................................    10,747.6    11,389.1
Shareholder's Equity--Note 8
Common stock, $50 par value; 50,000 shares
 authorized; 50,000 shares issued and outstanding......         2.5         2.5
Additional paid in capital.............................       572.4       572.4
Retained earnings......................................       377.8       232.9
Accumulated other comprehensive loss...................        12.9        (2.2)
                                                         ----------   ---------
  Total Shareholder's Equity...........................       965.6       805.6
                                                         ----------   ---------
  Total Liabilities and Shareholder's Equity...........  $ 11,713.2   $12,194.7
                                                         ==========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME


                                                                                      YEAR ENDED DECEMBER 31
                                                                                   2001       2000         1999
                                                                                 -------     -------      ------
                                                                                         (IN MILLIONS)
REVENUES
Premiums ..................................................................      $   60.1    $   28.6    $    8.9
Universal life and investment-type product charges ........................         365.4       337.1       341.5
Net investment income--Note 3 .............................................         227.0       213.4       174.6
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs of $(1.5), $(3.8)
 and $(0.5), respectively--Notes 1, 3, and 9 ..............................          (9.0)      (10.6)       (4.8)
Other revenue .............................................................          24.0         0.2         0.2
                                                                                 --------     -------     -------
Total revenues ............................................................         667.5       568.7       520.4
BENEFITS AND EXPENSES
Benefits to policyholders .................................................         294.1       248.6       260.5
Other operating costs and expenses ........................................          76.2       116.8       117.5
Amortization of deferred policy acquisition costs, excluding amounts related to net realized investment and other
 gains (losses) of $(1.5), $(3.8) and $(0.5), respectively
 --Notes 1, 3 and 9 .......................................................          67.1        34.0        13.1
Dividends to policyholders ................................................          21.4        26.1        25.7
                                                                                 --------    --------    --------
Total benefits and expenses ...............................................         458.8       425.5       416.8
                                                                                 --------    --------    --------
Income before income taxes and cumulative effect of
 accounting change ........................................................         208.7       143.2       103.6
Income taxes--Note 5.......................................................          62.2        43.8        35.2
                                                                                 --------    --------    --------
Income before cumulative effect of accounting change ......................         146.5        99.4        68.4
Cumulative effect of accounting change, net of tax ........................          (1.6)         --          --
                                                                                 --------    --------    --------
Net income ................................................................      $  144.9    $   99.4    $   68.4
                                                                                 ========    ========    ========


The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                            AND COMPREHENSIVE INCOME


                                                                                      ACCUMULATED
                                                               ADDITIONAL              OTHER           TOTAL        OUTSTANDING
                                                       COMMON   PAID IN    RETAINED  COMPREHENSIVE  SHAREHOLDER'S    SHARES (IN
                                                       STOCK    CAPITAL    EARNINGS     INCOME         EQUITY        THOUSANDS)
                                                       ------  ----------  --------  -------------  -------------  -------------
                                                                                  (IN MILLIONS)
BALANCE AT JANUARY 1, 1999 .........................   $2.5      $377.5    $   65.1      $ 12.3       $457.4            50.0
Comprehensive income:
Net income .........................................                           68.4                     68.4
Other comprehensive income, net of tax:
 Net unrealized losses..............................                                      (25.7)       (25.7)
                                                                                                      ------
Comprehensive income ...............................                                                    42.7
Capital contribution ...............................              194.9                                194.9
                                                       ----      ------      ------      ------       ------            ----
BALANCE AT DECEMBER 31, 1999 .......................   $2.5      $572.4      $133.5      $(13.4)      $695.0            50.0
                                                       ====      ======      ======      ======       ======            ====
Comprehensive income:
Net income .........................................                           99.4                     99.4
Other comprehensive income, net of tax:
 Net unrealized gains ..............................                                       11.2         11.2

Comprehensive income ...............................                                                   110.6
                                                       ----      ------      ------      ------       ------            ----
BALANCE AT DECEMBER 31, 2000........................   $2.5      $572.4      $232.9      $ (2.2)      $805.6            50.0
Comprehensive income:                                  ====      ======      ======      ======       ======            ====

 Net income.........................................                          144.9                    144.9
Other comprehensive income, net of tax:
 Net unrealized gains...............................                                        7.9          7.9
                                                                                                      ------
Comprehensive income................................                                                   152.8
Change in accounting principle......................                                        7.2          7.2
                                                       ----      ------      ------      ------       ------            ----
BALANCE AT DECEMBER 31, 2001........................   $2.5      $572.4      $377.8       $12.9       $965.6            50.0
                                                       ====      ======      ======      ======       ======            ====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                               YEAR ENDED DECEMBER 31
                                                               2001       2000       1999
                                                            ----------  --------   --------
                                                                    (IN MILLIONS)
Cash flows from operating activities:
 Net income .............................................   $   144.9   $  99.4    $  68.4
  Adjustments to reconcile net income to net cash
   provided (used) by operating activities:
    Amortization of discount - fixed maturities .........        (0.4)     (1.9)       1.2
    Realized investment losses, net......................         9.0      10.6        4.8
    Change in deferred policy acquisition costs..........       (74.1)   (141.5)    (126.5)
    Depreciation and amortization........................         0.3       1.9        0.6
    Increase in accrued investment income................        (8.6)    (10.2)      (3.5)
    Decrease (increase) in premiums and accounts
     receivable..........................................        (5.5)      0.3       (2.4)
    (Increase) decrease in other assets and other
     liabilities, net....................................      (159.2)     70.7      (58.2)
    Increase (decrease) in policy liabilities and
     accruals, net.......................................       289.1    (401.1)    (377.6)
    Increase in income taxes.............................       118.7      22.5       33.8
                                                            ---------   -------    -------
    Net cash provided (used) by operating activities.....       314.2    (349.3)    (459.4)
Cash flows from investing activities:
 Sales of:
  Fixed maturities available-for-sale....................       184.6     194.6      204.3
  Equity securities available-for-sale...................         6.0       1.0        0.6
  Real estate............................................         3.3       0.2       17.9
  Short-term investments and other invested assets ......          --       1.3        1.5
 Maturities, prepayments and scheduled redemptions of:
  Fixed maturities held-to-maturity......................         4.5      79.9       75.8
  Fixed maturities available-for-sale....................       180.4      91.5       53.6
  Short-term investments and other invested assets.......        46.5      10.1         --
  Mortgage loans on real estate..........................        66.4      85.6       35.8
 Purchases of:
  Fixed maturities held-to-maturity .....................        (5.1)   (127.2)     (98.8)
  Fixed maturities available-for-sale....................    (1,112.3)   (424.7)    (250.9)
  Equity securities available-for-sale...................        (6.1)     (0.6)      (4.0)
  Real estate ...........................................        (0.6)     (0.4)      (2.2)
  Short-term investments and other invested assets.......       (39.6)    (38.8)     (14.6)
  Mortgage loans on real estate issued...................       (85.0)   (100.5)     (90.3)
  Other, net.............................................       (25.6)    (41.5)     (30.6)
                                                             --------   -------    -------
   Net cash used in investing activities.................      (782.6)   (269.5)    (101.9)

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                             YEAR ENDED DECEMBER 31
                                                                        2001            2000           1999
                                                                     ----------      ----------     ----------
                                                                                   (IN MILLIONS)
Cash flows from financing activities:
 Capital contribution from parent company ........................           --              --     $    194.9
 Universal life and investment-type contract deposits ............   $  1,220.7      $  1,067.2        1,026.3
 Universal life and investment-type contract maturities
  and withdrawals.................................................
                                                                         (914.2)         (430.7)        (380.7)
 Repayment of long term debt .....................................           --              --           61.9)
                                                                     ----------      ----------     ----------
 Net cash provided by financing activities .......................        306.5           636.5          778.6
                                                                     ----------      ----------     ----------
 Net (decrease) increase in cash and cash equivalents ............       (161.9)           17.7          217.3
Cash and cash equivalents at beginning of year ...................        277.3           259.6           42.3
                                                                     ----------      ----------     ----------
Cash and cash equivalents at end of year..........................   $    115.4      $    277.3     $    259.6
                                                                     ==========      ==========     ==========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Business

   John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

 Basis of Presentation

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

   The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

   Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling interest, but has significant influence, are recorded using the equity method of accounting and included in other invested assets.

   Certain prior year amounts have been reclassified to conform to the current year presentation.

 Reorganization and Initial Public Offering

   Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102.0 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Investments

   The Company classifies its debt and equity investment securities into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs and applicable taxes. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

   For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

   Equity securities include common stock and non-redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities which the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity, as described above for fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

   Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or on the collateral value of the loan if the loan is collateral dependent. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is collateral value. Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

   Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

   Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any changes to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of.

   Policy loans are carried at unpaid principal balances, which approximate fair value.

   Short-term investments are carried at amortized cost, which approximates fair value.

   Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs.

 Derivative Financial Instruments

   The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities. All derivatives instruments are carried on the consolidated balance sheets at fair value.

   In certain cases, the Company uses hedge accounting as allowed by Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, the change in fair value of the derivative instrument as well as the offsetting change in fair value of the hedged item are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses). For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. Hedge effectiveness is assessed quarterly by a variety of techniques including regression analysis and cumulative dollar offset. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item. If a hedge becomes ineffective, the hedge accounting described above ceases.

   In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the useful life of the derivative instrument. The fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

 Cash and Cash Equivalents

   Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Deferred Policy Acquisition Costs

   Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment results, and mortality and expense margins. The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised. For non-participating term life insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Amortization of deferred policy acquisition costs was $68.6 million, $37.8 million and $13.6 million in 2001, 2000 and 1999, respectively.

   Amortization of deferred policy acquisition costs is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of deferred policy acquisition costs; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the deferred policy acquisition cost asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

   Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of deferred policy acquisition costs as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains and (losses), management believes that presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

 Reinsurance

   The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

   Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Separate Accounts

   Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject in some cases to minimum guaranteed rates. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

 Future Policy Benefits and Policyholders' Funds

   Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.0%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 7.5% to 8.0% for life insurance liabilities, and from 3.5% to 10.3% for individual annuity liabilities.

   Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 9.0% for universal life products.

   Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual life claims and estimates of incurred but not reported claims based on historical claims development patterns.

   Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Participating Insurance

   Participating business represents approximately 7.6% and 16.3% of the Company's life insurance in-force at December 31, 2001 and 2000, respectively.

   The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 Revenue Recognition

   Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

   Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

   Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

 Federal Income Taxes

   The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

 Foreign Currency Translation

   Gains or losses on foreign currency transactions are reflected in earnings.

 Cumulative Effect of Accounting Changes

   On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities". The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $1.6 million (net of tax of $0.4 million) as of January 1, 2001. In addition, as of January 1, 2001, a $7.2 million (net of tax of $3.9 million) cumulative effect of accounting change was recorded in other comprehensive income including (1) the transition adjustment in the adoption of SFAS 133, as amended, an increase of $0.8 million (net of tax of $0.4 million), and (2) the reclassification of $603.1 million in securities from the held-to-maturity category to the available-for-sale category, an increase of $6.4 million (net of tax of $3.4 million).

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Recent Accounting Pronouncements

   In September 2001, the FASB's Emerging Issues Task Force reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's results of operations or financial position.

   In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 is effective for business combinations initiated after June 30, 2001.The adoption of SFAS No. 141 did not have a material effect on the Company's results of operations or financial position.

   In June 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 will be effective January 1, 2002. The Company has no goodwill, or other purchased intangibles subject to SFAS No. 142 and, therefore, the Company does not expect the impact of SFAS No. 142 to have any impact on its results of operations or financial position.

   In January, 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets". Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's results of operations or financial position.

   In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's results of operations or financial position.

   In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin 101 (SAB 101), "Revenue Recognition in Financial Statements." SAB 101 clarifies the SEC staff's views on applying generally accepted accounting principles to revenue recognition in financial statements. In March 2000, the SEC issued an amendment, SAB 101A, which deferred the effective date of SAB 101. In June 2000, the SEC issued a second amendment, SAB 101B, which deferred the effective date of SAB 101 to no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. The Company adopted SAB 101 in the fourth quarter of fiscal 2000. The adoption of SAB 101 did not have a material impact on the Company's results of operations or financial position.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Codification

   In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and its domestic life insurance subsidiary uses to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiary have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. The implementation of Codification increased the Company's statutory-basis capital and surplus and, the Company remains in compliance with all regulatory and contractual obligations.

NOTE 2. RELATED PARTY TRANSACTIONS

   John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in deferred acquisition costs on the Company's balance sheets, net investment income and other operating costs and expenses within the Company's income statements. John Hancock charged the Company a service fee of $159.9 million, $170.6 million and $199.3 million for the year ended December 31, 2001, 2000 and 1999, respectively. As of December 31, 2001 and 2000, respectively, the Company owed John Hancock $17.9 million and $56.9 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

   In 2001 the Company sold $200 million of corporate owned life insurance
(COLI) to its Parent to provide insurance coverage on key management employees of the Parent. The death benefit on this COLI product would cover the cost of replacing these employees, including recruiting, training, and development.

   The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2001 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $11.8 million, $24.2 million, and $44.5 million of cash for tax, commission, and expense allowances. This agreement decreased the Company's net gain from operations by $1.7 million and $0.9 million in 2001 and 2000, respectively, and increased the Company's net gain from operations by $20.6 million in 1999.

   The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $107.5 million and $102.2 million as of December 31, 2001 and 2000, respectively. This agreement had no impact on the Company's net gain from operations.

   Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.4 million, $1.0 million and $0.8 million from the Company in 2001, 2000 and 1999, respectively. This agreement decreased the Company's net gain from operations by $0.8 million, $1.1 million and $0.5 million in 2001, 2000 and 1999, respectively.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

   At December 31, 2001, the Company had a $250.0 million line of credit with an affiliate, John Hancock Financial Services, Inc. At December 31, 2000, the Company had a $250.0 million line of credit with affiliate, John Hancock Capital Corp. At December 31, 2001 and 2000, the Company had no outstanding borrowings under these agreements.

   John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were credits of $10.4 million, $16.0 million and $17.5 million in 2001, 2000 and 1999, respectively. The pension plan prepaid expense allocated to the Company amounted to $64.3 million and $55.6 million in 2001 and 2000, respectively. Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions."

NOTE 3. INVESTMENTS

   The following information summarizes the components of net investment income and net realized investment and other gains (losses), net:

                                                                                     YEAR ENDED DECEMBER 31,
                                                                                 2001        2000           1999
                                                                              ---------  ------------     ----------
                                                                                         (IN MILLIONS)
NET INVESTMENT INCOME
  Fixed maturities .....................................................      $  160.1       $  138.5      $  127.1
  Equity securities ....................................................           0.3            0.2            --
  Mortgage loans on real estate ........................................          42.3           44.3          39.7
  Real estate ..........................................................           2.3            4.1           3.6
  Policy loans .........................................................          21.1           17.1          13.7
  Short-term investments ...............................................           6.3           19.4           4.5
  Other ................................................................           3.3            1.1          (2.0)
                                                                              --------       --------      --------
  Gross investment income ..............................................         235.7          224.7         186.6
   Less investment expenses ............................................           8.7           11.3          12.0
                                                                              --------       --------      --------
    Net investment income ..............................................      $  227.0       $  213.4      $  174.6
                                                                              ========       ========      ========
NET REALIZED INVESTMENT AND OTHER GAINS (LOSSES), NET OF
   RELATED AMORTIZATION OF DEFERRED POLICY ACQUISITION COSTS
  Fixed maturities .....................................................      $  (25.1)      $  (16.0)     $   (5.9)
  Equity securities ....................................................           3.8            0.8            --
  Mortgage loans on real estate and real estate ........................          (1.2)          (2.3)          0.9
  Derivatives and other invested assets ................................          12.0            3.1          (0.3)
  Amortization adjustment for deferred policy acquisition costs ........           1.5            3.8           0.5
                                                                              --------       --------      --------
  Net realized investment and other losses, net of related amortization
    of deferred policy acquisition costs ...............................      $   (9.0)      $  (10.6)     $   (4.8)
                                                                              ========       ========      ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Gross gains of $6.5 million, $1.5 million, and $0.5 million and gross losses of $3.3 million, $6.0 million, and $5.3 million in 2001, 2000 and 1999, respectively, were realized on the sale of available-for-sale securities.

  The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:


                                                    GROSS        GROSS
                                        AMORTIZED  UNREALIZED  UNREALIZED
                                          COST       GAINS       LOSSES     FAIR VALUE
                                        ---------  ----------  ----------  ------------
                                                        (IN MILLIONS)
DECEMBER 31, 2001
HELD-TO-MATURITY:
Corporate securities ................   $   65.0     $  --       $ 0.8       $   64.2
Mortgage-backed securities ..........       18.7       0.2         1.0           17.9
                                        --------     -----       -----       --------
 Total ..............................   $   83.7     $ 0.2       $ 1.8       $   82.1
                                        ========     =====       =====       ========
AVAILABLE-FOR-SALE:
Corporate securities ................   $1,867.5     $67.5       $44.2       $1,890.8
Mortgage-backed securities ..........      296.7       6.3         4.7          298.3
Obligations of states and
   political subdivisions ...........        0.9        --          --            0.9
Debt securities issued by foreign
 governments ........................        7.2       0.5          --            7.7
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies ..........      219.6       1.1         5.9          214.8
                                        --------     -----       -----       --------
Total fixed maturities ..............    2,391.9      75.4        54.8        2,412.5
Equity securities ...................       12.1       1.5         0.5           13.1
                                        --------     -----       -----       --------
 Total ..............................   $2,404.0     $76.9       $55.3       $2,425.6
                                        ========     =====       =====       ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The amortized cost and fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below:

                                                  GROSS        GROSS
                                   AMORTIZED    UNREALIZED   UNREALIZED        FAIR
                                     COST         GAINS        LOSSES          VALUE
                                   ---------    ----------   ----------      ----------
                                               (IN MILLIONS)
DECEMBER 31, 2000
HELD-TO-MATURITY:
Corporate securities .............. $    684.2     $  23.4      $  51.0       $    656.6
Mortgage-backed securities ........       29.3         0.2          1.2             28.3
Obligations of states and
 political subdivisions ...........        1.9          --           --              1.9
                                    ----------     -------      -------       ----------
Total ............................. $    715.4     $  23.6      $  52.2       $    686.8
                                    ==========     =======      =======       ==========
AVAILABLE-FOR-SALE:
Corporate securities .............. $    751.6     $  20.6      $  27.8       $    744.4
Mortgage-backed securities ........      239.1         3.6          3.7            239.0
Obligations of states and
  political subdivisions ..........        0.9          --           --              0.9
Debt securities issued by foreign
  governments .....................       11.1         0.3          0.6             10.8
U.S. Treasury securities and
  obligations of U.S. government
  corporations and agencies .......       16.1         0.7          0.1             16.7
                                    ----------     -------      -------       ----------
Total fixed maturities ............    1,018.8        25.2         32.2          1,011.8
Equity securities .................        7.1         2.8          1.8              8.1
                                    ----------     -------      -------       ----------
   Total .......................... $  1,025.9     $  28.0      $  34.0       $  1,019.9
                                    ==========     =======      =======       ==========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The amortized cost and fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below:

                                                          AMORTIZED      FAIR
                                                            COST        VALUE

                                                             (IN MILLIONS)
                                                          --------------------
HELD-TO-MATURITY:
Due in one year or less................................   $     --    $     --
Due after one year through five years..................        3.0         3.0
Due after five years through ten years.................        8.6         8.6
Due after ten years....................................       53.4        52.6
                                                          --------    --------
                                                              65.0        64.2
Mortgage-backed securities.............................       18.7        17.9
                                                          --------    --------
Total..................................................   $   83.7    $   82.1
                                                          ========    ========
AVAILABLE-FOR-SALE:
Due in one year or less................................   $   97.5    $   99.5
Due after one year through five years..................      772.0       794.2
Due after five years through ten years.................      935.2       929.4
Due after ten years....................................      290.5       291.1
                                                          --------    --------
                                                           2,095.2     2,114.2
Mortgage-backed securities.............................      296.7       298.3
                                                          --------    --------
Total..................................................   $2,391.9    $2,412.5
                                                          ========    ========

    Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

    The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2001 and 2000, $300.0 million and $1.4 million, respectively, of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

    Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                             BALANCE AT                          BALANCE AT
                                             BEGINNING                             END OF
                                              OF YEAR    ADDITIONS  DEDUCTIONS      YEAR
                                             ----------  ---------  ----------  ------------
                                                             (IN MILLIONS)
Year ended December 31, 2001
 Mortgage loans on real estate .............    $5.0       $1.7        $1.2         $5.5
 Real estate to be disposed of .............     0.7        0.1          --          0.8
                                                ----       ----        ----         ----
 Total......................................    $5.7       $1.8        $1.2         $6.3
                                                ====       ====        ====         ====
Year ended December 31, 2000
 Mortgage loans on real estate..............    $3.8       $1.2        $ --         $5.0
 Real estate to be disposed of..............      --        0.7          --          0.7
                                                ----       ----        ----         ----
 Total......................................    $3.8       $1.9        $ --         $5.7
                                                ====       ====        ====         ====
Year ended December 31, 1999
 Mortgage loans on real estate..............    $3.7       $0.4        $0.3         $3.8
 Real estate to be disposed of..............     0.7         --         0.7           --
                                                ----       ----        ----         ----
 Total......................................    $4.4       $0.4        $1.0         $3.8
                                                ====       ====        ====         ====


At December 31, 2001 and 2000 the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                DECEMBER 31
                                                               2001     2000
                                                               ------  --------
                                                               (IN MILLIONS)
Impaired mortgage loans on real estate with provision for
 losses......................................................  $ 2.4    $ 4.2
Provision for losses.........................................   (1.2)    (1.2)
                                                               -----    -----
Net impaired mortgage loans on real estate...................  $ 1.2    $ 3.0
                                                               =====    =====


  The average investment in impaired loans and the interest income recognized on impaired loans were as follows:


                                                     YEAR ENDED DECEMBER 31
                                                     2001     2000      1999
                                                    -------  -------  ---------
                                                          (IN MILLIONS)
Average recorded investment in impaired loans......  $3.3     $2.1       $--
Interest income recognized on impaired loans.......   0.5      0.3         --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

  There were no restructured commercial mortgage loans at December 31, 2001. Such loans aggregated $3.4 million as of December 31, 2000. The expected gross interest income that would have been recorded in 2000 had the loans been current in accordance with the original loan agreements was $0.34 million, and the actual interest income recorded was $0.27 million.

  At December 31, 2001, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:

                          CARRYING           GEOGRAPHIC            CARRYING
    PROPERTY TYPE          AMOUNT           CONCENTRATION           AMOUNT
----------------------  -------------  -----------------------  ---------------
                        (IN MILLIONS)                            (IN MILLIONS)
Apartments............     $115.1      East North Central.....      $ 63.6
Hotels................       24.8      East South Central.....        25.8
Industrial............       72.1      Middle Atlantic........        50.6
Office buildings......      146.4      Mountain...............        35.5
Retail................       35.5      New England............        55.1
Mixed Use.............        5.0      Pacific................       111.3
Agricultural..........      168.9      South Atlantic.........       152.9
Other.................       18.6      West North Central.....        20.6
                                       West South Central.....        67.7
                                       Canada/Other...........         3.3
Allowance for losses..       (5.5)     Allowance for losses...        (5.5)
                           ------                                   ------
Total.................     $580.9      Total..................      $580.9
                           ======                                   ======

  Bonds with amortized cost of $24.7 million were non-income producing for year ended December 31, 2001.

  Depreciation expense on investment real estate was $0.3 million in 2001 and $0.6 million in 2000 and 1999. Accumulated depreciation was $2.8 million, and $2.5 million at December 31, 2001, and 2000, respectively.

NOTE 4. DERIVATIVES AND HEDGING INSTRUMENTS

  The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

  The fair value of derivative instruments classified as assets at December 31, 2001 was $16.7 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2001 was $12.0 million and appears on the consolidated balance sheet in other liabilities.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Fair Value Hedges

  The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

  The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

  Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

  At December 31, 2001, the Company recognized net losses of $3.0 million, related to the ineffective portion of its fair value hedges, and a net gain of $0.1 million, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. At December 31, 2001, all of the Company's hedged firm commitments qualified as fair value hedges.

 Cash Flow Hedges

  The Company used interest rate cap and floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses. Amounts are reclassified from other comprehensive income if interest rates fall below certain levels.

  In 2001, the Company recognized no gains or losses related to the ineffective portion of its cash flow hedges, and a net gain of $0.2 million related to the portion of the hedging instruments that was excluded from the assessment of hedge effectiveness. This amount is recorded in net realized investment and other gains and losses. All of the Company's hedged forecasted transactions qualified as cash flow hedges in 2001.

  No amounts were reclassified from other accumulated comprehensive income to earnings in 2001 and it is anticipated that no amounts will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The Company does not enter into hedging transactions for variable cash flows thus the Company currently has no maximum length for which variable cash flows are hedged.

  In 2001, none of the Company's cash flow hedges have been discontinued because of the probability that the original forecasted transaction would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  There was no transition adjustment for the adoption of SFAS No.133 representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. There were no losses incurred for the effective portion of the change in fair value of derivative instruments designated as cash flow hedges and added to accumulated other comprehensive income.

 Derivatives Not Designated as Hedging Instruments

  The Company enters into interest rate swap agreements, interest rate futures contracts, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

NOTE 5. INCOME TAXES

  The Company is included in the consolidated federal income tax return of John Hancock Financial Services, Inc. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

  The components of income taxes were as follows:

                                                      YEAR ENDED DECEMBER 31
                                                       2001    2000     1999
                                                      ------  ------  -------
                                                           (IN MILLIONS)
Current taxes:
Federal............................................   $30.1   $15.2    $(1.5)
Foreign............................................      --     0.6      0.1
                                                      -----   -----    -----
                                                       30.1    15.8     (1.4)
Deferred taxes:
Federal............................................    32.1    28.0     36.6
                                                      -----   -----    -----
Total income taxes.................................   $62.2   $43.8    $35.2
                                                      =====   =====    =====

  A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                     YEAR ENDED DECEMBER 31
                                                     2001     2000      1999
                                                    -------  -------  -------
                                                         (IN MILLIONS)
Tax at 35%                                          $73.0    $50.1     $36.3
Add (deduct):
 Equity base tax.................................    (9.0)    (5.6)       --
 Prior years taxes...............................     2.1       --      (0.3)
 Tax credits.....................................    (0.4)    (0.6)     (0.1)
 Foreign taxes...................................      --      0.6       0.1
 Tax exempt investment income....................    (5.6)    (0.7)     (0.7)
 Other...........................................     2.1       --      (0.1)
                                                    -----    -----     -----
  Total income taxes.............................   $62.2    $43.8     $35.2
                                                    =====    =====     =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                   DECEMBER 31
                                                                 2001     2000
                                                                ------   ------
                                                                 (IN MILLIONS)
DEFERRED TAX ASSETS:
 Policy reserve adjustments .................................   $238.1   $110.0
 Other postretirement benefits ..............................     20.1     23.3
 Book over tax basis of investments .........................     12.0      7.8
 Interest ...................................................       --      7.5
 Unrealized holding losses ..................................       --      1.4
                                                                ------   ------
  Total deferred tax assets .................................    270.2    150.0
DEFERRED TAX LIABILITIES:
 Deferred policy acquisition costs ..........................    373.7    199.1
 Depreciation ...............................................      2.1      1.8
 Basis in partnerships ......................................      0.6      0.4
 Market discount on bonds ...................................      1.2      0.6
 Lease income ...............................................     47.0     35.4
 Unrealized gains ...........................................      6.8       --
 Other ......................................................       --      9.5
                                                                ------   ------
  Total deferred tax liabilities ............................    431.4    246.8
                                                                ------   ------
  Net deferred tax liabilities ..............................   $161.2   $ 96.8
                                                                ======   ======

     The Company received an income tax refund of $32.4 million and made income tax payments of $62.9 million and $13.2 million in 2001, 2000 and 1999, respectively.

NOTE 6 - REINSURANCE

     The effect of reinsurance on premiums written and earned was as follows:

                                   2001             2000             1999
                                 PREMIUMS         PREMIUMS         PREMIUMS
                             WRITTEN  EARNED   WRITTEN  EARNED  WRITTEN   EARNED
                             -------  ------   -------  ------  -------   ------
                                               (IN MILLIONS)
Life Insurance:
 Direct ...................  $ 82.0   $ 82.0   $34.1    $34.1   $12.1     $12.1
 Ceded ....................   (21.9)   (21.9)   (5.5)    (5.5)   (3.2)     (3.2)
                             ------   ------   -----    -----   -----     -----
  Net life insurance
   premiums ...............  $ 60.1   $ 60.1   $28.6    $28.6   $ 8.9     $ 8.9
                             ======   ======   =====    =====   =====     =====

For the year ended December 31, 2001, 2000 and 1999, benefits to policyholders under life ceded reinsurance contracts were $3.8 million, $3.0 million and $ -- million, respectively.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

NOTE 7. COMMITMENTS AND CONTINGENCIES

     The Company has extended commitments to purchase fixed maturity investments, and other invested assets and issue mortgage loans on real estate totaling $25.3 million, $14.3 million and $16.2 million, respectively, at December 31, 2001. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $57.1 million at December 31, 2001. The majority of these commitments expire in 2002.

     In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2001. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

     During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $7.0 million and $66.3 million at December 31, 2001 and 2000, respectively. Costs incurred related to the settlement were $14.1 million and $66.0 million in 2001 and 1999, respectively. No such costs were incurred in 2000. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

     During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution (ADR) relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly. The reserve estimate was further evaluated quarterly, and was adjusted as noted above, in the fourth quarter of 2001. The adjustment to the reserve in 2001 was the result of the Company being able to better estimate the cost of settling the remaining claims, which on average tend to be larger, more complicated claims. The better estimate comes from experience with actual settlements on similar claims.

     Administration of the ADR component of the settlement continues to date. Although some uncertainty remains as to the cost of claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 8.  SHAREHOLDER'S EQUITY

 (a) Common Stock

     The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. The Company has one class of capital stock, common stock ($50 par value, 50,000 shares authorized).

 (b) Accumulated Other Comprehensive Income (Loss)

     The components of accumulated other comprehensive loss are as follows:

                                                                 ACCUMULATED
                                                                    OTHER
                                                                COMPREHENSIVE
                                                               INCOME (LOSSES)
                                                               ---------------
                                                                (IN MILLIONS)

Balance at January 1, 1999 ..................................      $ 12.3
Gross unrealized gains (losses) (net of deferred income
 tax benefit of $18.0 million) ..............................       (34.2)
Reclassification adjustment for gains (losses), realized in
 net income
 (net of tax expense of $1.7 million) .......................        (3.1)
Adjustment to deferred policy acquisition costs and
 present value of future profits (net of deferred income
 tax expense of $6.2 million) ...............................        11.6
                                                                   ------
Net unrealized gains (losses) ...............................       (25.7)
                                                                   ------
Balance at December 31, 1999 ................................      $(13.4)
                                                                   ======


Balance at January 1, 2000 ..................................      $(13.4)
Gross unrealized gains (losses) (net of deferred income
 tax expense of $9.7 million) ...............................        18.0
Reclassification adjustment for gains (losses), realized in
 net income (net of tax expense of $1.6 million) ............        (2.9)
Adjustment to deferred policy acquisition costs and
 present value of future profits (net of deferred income
 tax benefit of $2.1 million) ...............................        (3.9)
                                                                   ------
Net unrealized gains (losses) ...............................        11.2
                                                                   ------
Balance at December 31, 2000 ................................      $ (2.2)
                                                                   ======

Balance at January 1, 2001 ..................................      $ (2.2)
Gross unrealized gains (losses) (net of deferred income
 tax expense of $7.2 million) ...............................        11.8
Reclassification adjustment for gains (losses), realized in
 net income (net of tax benefit of $1.1 million) ............         2.1
Adjustment to deferred policy acquisition costs and
 present value of future profits (net of deferred income
 tax benefit of $3.2 million) ...............................        (6.0)
                                                                   ------
Net unrealized gains (losses) ...............................         7.9
Change in accounting principle ..............................         7.2
                                                                   ------
Balance at December 31, 2001 ................................      $ 12.9
                                                                   ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                      2001    2000      1999
                                                     ------  ------    ------
                                                          (IN MILLIONS)

Balance, end of year comprises:
 Unrealized investment gains (losses) on:
  Fixed maturities ................................  $ 20.6   ($7.0)   ($28.7)
  Equity investments ..............................     1.0     1.0      (1.4)
  Derivatives and other ...........................     5.2     0.3       1.3
                                                     ------   -----    ------
Total .............................................    26.8    (5.7)    (28.8)
Amounts of unrealized investment (gains) losses
 attributable to:
  Deferred policy acquisition cost and present
   value of future profits ........................    (7.1)    2.1       8.1
  Deferred federal income taxes ...................    (6.8)    1.4       7.3
                                                     ------   -----    ------
Total .............................................   (13.9)    3.5      15.4
                                                     ------   -----    ------
Net unrealized investment gains ...................  $ 12.9   ($2.2)   ($13.4)
                                                     ======   =====    ======

 (c) Statutory Results

     The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary use to prepare their statutory-basis financial statements.

     The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

     Prior to 2001, the Commissioner had provided the Company approval to recognize as an admitted asset the pension plan prepaid expense in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." Beginning in 2001, the Commissioner has provided the Company with approval to phase-in over a three-year period the impact of implementing the material provisions of statutory SSAP No. 8, "Pensions." The Company's pension plan prepaid expense recorded for statutory purposes amounted to $64.3 million, $55.6 million and $42.3 million at December 31, 2001, 2000 and 1999 respectively. Statutory net income is not impacted by this permitted practice.

     Statutory net income and surplus include the accounts of the Company and its wholly-owned subsidiary, Investors Partners Life Insurance Company.

                                                        2001    2000     1999
                                                       ------  ------  --------
                                                           (IN MILLIONS)
Statutory net income ..............................    $ 13.1  $ 26.6   $ 77.5
Statutory surplus .................................     647.0   527.2    468.8

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

NOTE 9.  SEGMENT INFORMATION

     The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

     PROTECTION SEGMENT. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

     ASSET GATHERING SEGMENT. Offers individual variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

     The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

     Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

     Amounts reported as segment adjustments in the tables below primarily relate to: (i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems and retail operations; (iv) the surplus tax on mutual life insurance companies that was allocated by John Hancock to the Company; (v) a charge for certain one time costs associated with John Hancock's demutualization process; and (vi) cumulative effect of an accounting change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income:

                                                                     ASSET
                                                       PROTECTION  GATHERING   CONSOLIDATED
                                                       ----------  ---------  --------------
                                                                   (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2001
REVENUES:
 Segment revenues ..................................   $  614.3    $   62.2     $   676.5
 Net realized investment and other
  gains (losses)....................................       (9.0)         --          (9.0)
                                                       --------    --------     ---------
 Revenues...........................................   $  605.3    $   62.2     $   667.5
                                                       ========    ========     =========

Net investment income...............................   $  229.2    $   (2.2)    $   227.0
NET INCOME:
 Segment after-tax operating income.................   $  130.0    $   22.2     $   152.2
 Net realized investment and other
  gains (losses)....................................       (5.6)         --          (5.6)
 Surplus tax........................................        9.1          --           9.1
 Class action lawsuit...............................       (9.2)         --          (9.2)
 Cumulative effect of accounting
  change, net of tax................................       (1.6)         --          (1.6)
                                                       --------    --------     ---------
 Net income.........................................   $  122.7    $   22.2     $   144.9
                                                       ========    ========     =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees
  accounted for by the equity method................   $    2.7    $     --     $     2.7
 Amortization of deferred policy
  acquisition costs.................................       46.6        20.5          67.1
 Income tax expense.................................       54.8         7.4          62.2
 Segment assets.....................................   $9,995.5    $1,717.7     $11,713.2
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
 Net realized investment and other
  gains (losses)....................................   $  (10.5)         --     $   (10.5)
 Less amortization of deferred policy
  acquisition costs related to net realized
  investment and other gains (losses)...............        1.5          --           1.5
                                                       --------    --------     ---------
 Net realized investment and other gains
  (losses), net of related amortization of
  deferred policy acquisition costs - per
  consolidated financial statements.................       (9.0)         --          (9.0)
 Less income tax effect.............................        3.4          --           3.4
                                                       --------    --------     ---------
 Net realized investment and other gains
  (losses), net-after-tax adjustment made
  to calculate segment operating income.............   $   (5.6)         --     $    (5.6)
                                                       ========    ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                                       ASSET
                                                                      PROTECTION     GATHERING     CONSOLIDATED
                                                                      ----------    ----------    --------------
                                                                                   (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2000
REVENUES:
 Segment revenues .................................................     $  530.8       $   48.5       $   579.3
 Net realized investment and other
  gains (losses), net..............................................        (10.6)            --           (10.6)
                                                                        --------       --------       ---------
       Revenues....................................................     $  520.2       $   48.5       $   568.7
                                                                        ========       ========       =========

       Net investment income.......................................     $  215.9       $   (2.5)      $   213.4
NET INCOME:
 Segment after-tax operating income................................         96.0            6.3           102.3
 Net realized investment and other
  gains (losses), net..............................................         (6.8)            --            (6.8)
 Surplus tax.......................................................          5.4            0.2             5.6
 Other demutualization related costs...............................         (0.5)          (0.1)           (0.6)
 Restructuring charges.............................................         (1.1)            --            (1.1)
                                                                        --------       --------       ---------
 Net income........................................................     $   93.0       $    6.4       $    99.4
                                                                        ========       ========       =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees accounted for
  by the equity method.............................................     $    1.3       $     --       $     1.3
 Amortization of deferred policy
  acquisition costs................................................         17.6           16.4            34.0
 Income tax expense................................................         40.7            3.1            43.8
 Segment assets....................................................     $9,326.9       $2,867.8       $12,194.7
NET REALIZED INVESTMENT AND OTHER GAINS (LOSSES)DATA:
 Net realized investment and other losses..........................     $  (14.4)            --       $   (14.4)
 Less amortization of deferred policy acquisition
  costs related to net realized investment and
  other gains (losses).............................................          3.8             --             3.8
                                                                        --------       --------       ---------
 Net realized investment and other gains (losses),
  net of related amortization of deferred policy
  acquisition costs - per consolidated financial statements........        (10.6)            --           (10.6)
 Less income tax effect............................................          3.8             --             3.8
                                                                        --------       --------       ---------
 Net realized investment and other gains (losses), net-after-tax
  adjustment made to calculate segment operating income............     $   (6.8)            --       $    (6.8)
                                                                        ========       ========       =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                                              ASSET
                                                                               PROTECTION   GATHERING  CONSOLIDATED
                                                                               ----------   ---------  ------------
                                                                                         (IN MILLIONS)
YEAR ENDED DECEMBER 31, 1999
REVENUES:
 Segment revenues ........................................................     $  488.0    $   37.2     $   525.2
 Net realized investment and other gains (losses), net ...................         (4.8)         --          (4.8)
                                                                               --------    --------     ---------
 Revenues ................................................................     $  483.2    $   37.2     $   520.4
                                                                               ========    ========     =========


 Net investment income ...................................................     $  178.1    $   (3.5)    $   174.6
NET INCOME:
 Segment after-tax operating income ......................................        108.0         6.8         114.8
 Net realized investment and other gains (losses), net ...................         (3.1)         --          (3.1)
 Class action lawsuit ....................................................        (42.9)         --         (42.9)
 Other demutualization related costs .....................................         (0.3)       (0.1)         (0.4)
                                                                               --------    --------     ---------
 Net income ..............................................................     $   61.7    $    6.7     $    68.4
                                                                               ========    ========     =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees accounted for by the equity method ....     $   (0.1)   $     --     $    (0.1)
 Amortization of deferred policy acquisition costs .......................          4.6         8.5          13.1
 Income tax expense ......................................................         31.8         3.4          35.2
 Segment assets ..........................................................     $9,104.6    $2,869.6     $11,974.2
NET REALIZED INVESTMENT AND OTHER GAINS (LOSSES) DATA:
 Net realized investment and other gains (losses) ........................     $   (5.3)         --     $    (5.3)
 Less amortization of deferred policy acquisition costs related to net
  realized investment gains (losses)......................................          0.5          --           0.5
                                                                               --------    --------     ---------
 Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs - per consolidated
  financial statements ...................................................         (4.8)         --          (4.8)
 Less income tax effect ..................................................          1.7          --           1.7
                                                                               --------    --------     ---------
 Net realized investment and other gains (losses), net-after-tax
  adjustment made to calculate segment operating income ..................     $   (3.1)         --     $    (3.1)
                                                                               ========    ========     =========

   The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 10.  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

     The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

     Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

     The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

     The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

     The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies are estimated based on discounted cash flow calculations using current market rates.

     The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

     The fair value for commitments approximates the amount of the initial commitment.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                               DECEMBER 31         DECEMBER 31
                                                                  2001                2000
                                                            CARRYING    FAIR     CARRYING     FAIR
                                                             VALUE     VALUE      VALUE      VALUE
                                                            --------  --------  --------   --------
                                                              (IN MILLIONS)       (IN MILLIONS)
ASSETS:
 Fixed maturities:
  Held-to-maturity......................................    $   83.7  $   82.1  $  715.4   $  686.8
  Available-for-sale....................................     2,412.5   2,412.5   1,011.8    1,011.8
 Equity securities:
  Available-for-sale....................................        13.1      13.1       8.1        8.1
 Mortgage loans on real estate..........................       580.9     604.3     554.8      574.2
 Policy loans...........................................       352.0     352.0     334.2      334.2
 Short-term investments.................................          --        --      21.7       21.7
  Cash and cash equivalents.............................       115.4     115.4     277.3      277.3
Derivatives:
 Futures contracts, net.................................          --        --       0.1        0.1
 Interest rate swap agreements..........................         8.8       8.8        --         --
 Interest rate cap agreements...........................         3.5       3.5       2.1        2.1
 Interest rate floor agreements.........................         4.5       4.5       4.5        4.5
 Currency rate swap agreements..........................         0.4       0.4        --         --
 Equity collar agreements...............................         0.8       0.8       0.4        0.4
LIABILITIES:
Fixed rate deferred and immediate annuities.............        53.1      50.3      63.8       60.4
Derivatives:
 Interest rate swap agreements..........................        13.2      13.2        --        1.2
 Currency rate swap agreements..........................         0.1       0.1       0.6        0.6
Commitments.............................................          --      57.1        --       62.9

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     SCHEDULE I - SUMMARY OF INVESTMENTS --
                   OTHER THAN INVESTMENTS IN RELATED PARTIES
                            AS OF DECEMBER 31, 2001
                            (IN MILLIONS OF DOLLARS)

              COLUMN A                                       COLUMN B   COLUMN C       COLUMN D
                                                                                   AMOUNT AT WHICH
                                                                                     SHOWN IN THE
                                                                                     CONSOLIDATED
                                                                                       BALANCE
         TYPE OF INVESTMENT                                 COST/(2)/    VALUE          SHEET
                                                            ----------  --------  -----------------
Fixed maturity securities, available-for-sale:
Bonds:
United States government and government agencies
 and authorities                                             $  219.6   $  214.8       $  214.8
States, municipalities and political subdivisions                 6.0        6.0            6.0
Foreign governments                                               7.2        7.6            7.6
Public utilities                                                189.3      192.9          192.9
Convertibles and bonds with warrants attached                    25.9       25.1           25.1
All other corporate bonds                                     1,897.9    1,920.5        1,920.5
Certificates of deposits                                           --         --             --
Redeemable preferred stock                                       46.0       45.6           45.6
                                                             --------   --------       --------
Total fixed maturity securities,available-for-sale            2,391.9    2,412.5        2,412.5
                                                             ========   ========       ========
Equity securities, available-for-sale:
Common stocks:
Public utilities                                                   --         --             --
Banks, trust and insurance companies                               --         --             --
Industrial, miscellaneous and all other                           3.8        5.0            5.0
Non-redeemable preferred stock                                    8.3        8.1            8.1
                                                             --------   --------       --------
Total equity securities, available-for-sale                      12.1       13.1           13.1
                                                             ========   ========       ========
Fixed maturity securities, held-to-maturity:
Bonds
United States government and government agencies
 and authorities                                                   --         --             --
States, municipalities and political subdivisions                  --         --             --
Foreign governments                                                --         --             --
Public utilities                                                   --         --             --
Convertibles and bonds with warrants attached                      --         --             --
All other corporate bonds                                         5.1        5.1            5.1
Certificates of deposits                                         78.6       77.0           78.6
Redeemable preferred stock                                         --         --             --
                                                             --------   --------       --------
Total fixed maturity securities, held-to-maturity                83.7       82.1           83.7
                                                             ========   ========       ========

  The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     SCHEDULE I - SUMMARY OF INVESTMENTS --
              OTHER THAN INVESTMENTS IN RELATED PARTIES (CONTINUED)
                             AS OF DECEMBER 31, 2001
                            (IN MILLIONS OF DOLLARS)

              COLUMN A                    COLUMN B   COLUMN C       COLUMN D
                                                                AMOUNT AT WHICH
                                                                  SHOWN IN THE
                                                                  CONSOLIDATED
                                                                    BALANCE
         TYPE OF INVESTMENT              COST/(2)/    VALUE          SHEET
                                         ----------  --------  -----------------
Equity securities, trading:
Common stocks:
Public utilities                                --         --             --
Banks, trust and insurance companies            --         --             --
Industrial, miscellaneous and all other         --         --             --
Non-redeemable preferred stock                  --         --             --
                                          --------   --------       --------
Total equity securities, trading                --         --             --
                                          --------   --------       --------
Mortgage loans on real estate, net/(1)/   $  586.4       xxxx       $  580.9
Real estate, net:
Investment properties/(1)/                    21.4       xxxx           20.6
Acquired in satisfaction of debt/(1)/           --       xxxx             --
Policy loans                                 352.0       xxxx          352.0
Other long-term investments/(2)/              39.6       xxxx           39.6
Short-term investments                          --       xxxx             --
                                                     --------
  Total investments                       $3,487.1   $2,507.7       $3,502.4
                                          ========   ========       ========


(1) Difference from Column B is primarily due to valuation allowances due to impairments on mortgage loans on real estate and due to accumulated depreciation and valuation allowances due to impairments on real estate. See note 3 to the consolidated financial statements.
(2) Difference from Column B is primarily due to operating gains (losses) of investments in limited partnerships.

      The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
       AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR THE YEAR THEN ENDED
                            (IN MILLIONS OF DOLLARS)

                          DEFERRED     FUTURE POLICY                OTHER POLICY
                          POLICY      BENEFITS, LOSSES,              CLAIMS AND
                        ACQUISITION    CLAIMS AND LOSS   UNEARNED     BENEFITS     PREMIUM
       SEGMENT             COSTS          EXPENSES        PREMIUMS    PAYABLE      REVENUE
----------------------  -----------  ------------------  ---------  ------------  ---------
2001:
Protection               $  918.4         $3,275.5        $221.0       $25.0        $60.1
Asset Gathering             142.4             63.2            --          --           --
                         --------         --------        ------       -----        -----
 Total                   $1,060.8         $3,338.7        $221.0       $25.0        $60.1
                         ========         ========        ======       =====        =====
2000:
Protection               $  819.3         $2,698.5        $212.0       $11.1        $28.6
Asset Gathering             174.8             70.0            --          --           --
                         --------         --------        ------       -----        -----
 Total                   $  994.1         $2,768.5        $212.0       $11.1        $28.6
                         ========         ========        ======       =====        =====
1999:
Protection               $  707.8         $2,515.7        $175.2       $15.7        $ 8.9
Asset Gathering             147.3             50.6            --          --           --
                         --------         --------        ------       -----        -----
 Total                   $  855.1         $2,566.3        $175.2       $15.7        $ 8.9
                         ========         ========        ======       =====        =====

    The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

       AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR THE YEAR THEN ENDED
                            (IN MILLIONS OF DOLLARS)

                                                       AMORTIZATION OF
                                                       DEFERRED POLICY
                                  BENEFITS, CLAIMS,  ACQUISITION COSTS,
                         NET         LOSSES, AND      EXCLUDING AMOUNTS
                      INVESTMENT     SETTLEMENT      RELATED TO REALIZED   OTHER OPERATING
      SEGMENT           INCOME        EXPENSES        INVESTMENT GAINS        EXPENSES
--------------------  ----------  -----------------  -------------------  -----------------
2001:
Protection             $229.2          $285.5               $46.6              $ 72.8
Asset Gathering          (2.2)            8.6                20.5                 3.4
                       ------          ------               -----              ------
 Total                 $227.0          $294.1               $67.1              $ 76.2
                       ======          ======               =====              ======
2000:
Protection             $215.9          $242.2               $17.6              $100.5
Asset Gathering          (2.5)            6.4                16.4                16.3
                       ------          ------               -----              ------
 Total                 $213.4          $248.6               $34.0              $116.8
                       ======          ======               =====              ======
1999:
Protection             $178.1          $192.3               $ 4.6              $100.6
Asset Gathering          (3.5)           68.2                 8.5                16.9
                       ------          ------               -----              ------
 Total                 $174.6          $260.5               $13.1              $117.5
                       ======          ======               =====              ======

    The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

           JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY AND SUBSIDIARY

                            SCHEDULE IV - REINSURANCE
                             AS OF DECEMBER 31, 2001
                            (IN MILLIONS OF DOLLARS)

                                                       ASSUMED               PERCENTAGE
                                            CEDED TO     FROM                 OF AMOUNT
                                 GROSS       OTHER      OTHER       NET      ASSUMED TO
                                 AMOUNT    COMPANIES  COMPANIES   AMOUNT        NET
                               ----------  ---------  ---------  ---------  ------------
2001
Life insurance in force        $119,332.2  $56,571.3    $35.1    $62,796.0      0.1%
                               ----------  ---------    -----    ---------      ---
Premiums:
Life insurance                 $     82.0  $    21.9    $  --    $    60.1       --
Accident and health insurance          --         --       --           --       --
P&C                                    --         --       --           --       --
                               ----------  ---------    -----    ---------      ---
  Total                        $     82.0  $    21.9    $  --    $    60.1      0.0%
                               ==========  =========    =====    =========      ===
2000
Life insurance in force        $ 98,737.2  $39,495.8    $37.1    $59,278.5      0.1%
                               ----------  ---------    -----    ---------      ---
Premiums:
Life insurance                 $     34.1  $     5.5    $  --    $    28.6       --
Accident and health insurance          --         --       --           --       --
P&C                                    --         --       --           --       --
                               ----------  ---------    -----    ---------      ---
  Total                        $     34.1  $     5.5    $  --    $    28.6      0.0%
                               ==========  =========    =====    =========      ===
1999
Life insurance in  force       $ 75,674.7  $19,217.5    $38.5    $56,495.7      0.0%
                               ----------  ---------    -----    ---------      ---
Premiums:
Life insurance                 $     12.1  $     3.2    $  --    $     8.9       --
Accident and health insurance          --         --       --           --       --
P&C                                    --         --       --           --       --
                               ----------  ---------    -----    ---------      ---
  Total                        $     12.1  $     3.2    $  --    $     8.9      0.0%
                               ==========  =========    =====    =========      ===

NOTE: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and the universal life insurance products.

      The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                         REPORT OF INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account S
 of John Hancock Variable Life Insurance Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (comprising of, respectively, Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets (formerly Emerging Markets Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, Aim V.I. Value, Fidelity VIP Growth, Fidelity VIP II Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, Templeton International, V.A. Financial Industries, V.A. Relative Value, V.A. Strategic Income, Health Sciences, International Equity, Large Cap Value CORE, Large/Mid Cap Value, Small Cap Value (formerly Small/Mid Cap Value), Aim V.I. Growth, MFS Investors Growth and MFS Research Series Subaccounts) as of December 31, 2001, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 2001, the results of their operations for the year then ended and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 8, 2002

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2001


                                                         LARGE CAP                   INTERNATIONAL
                                                           GROWTH     ACTIVE BOND    EQUITY INDEX
                                                         SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                                         ----------   -----------    -------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value .....   $111,704,800  $66,269,409    $28,861,551
Receivable from portfolio/JHVLICO ...................        159,225       82,601         98,141
                                                        ------------  -----------    -----------
Total assets ........................................    111,864,025   66,352,010     28,959,692


LIABILITIES
Payable to portfolio/JHVLICO ........................        157,012       81,794         97,612
Asset charges payable ...............................          2,214          807            530
                                                        ------------  -----------    -----------
Total liabilities ...................................        159,226       82,601         98,142
                                                        ------------  -----------    -----------
                                                        $111,704,799  $66,269,409    $28,861,550
                                                        ------------  -----------    -----------
NET ASSETS:
 Accumulation units .................................   $111,704,799  $66,269,409    $28,861,550
                                                        ------------  -----------    -----------
  Total net assets ..................................   $111,704,799  $66,269,409    $28,861,550
                                                        ------------  -----------    -----------
  Units outstanding .................................      5,040,798    3,556,823      2,265,352
                                                        ------------  -----------    -----------
  Unit value (accumulation) .........................   $      22.16  $     18.63    $     12.74
                                                        ============  ===========    ===========

                                                          SMALL CAP     GLOBAL       MID CAP
                                                           GROWTH      BALANCED      GROWTH
                                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                         ----------   ----------   ----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value .....    $36,951,517  $4,171,226   $43,998,802
Receivable from portfolio/JHVLICO ...................        382,371       6,011        69,230
                                                         -----------  ----------   -----------
Total assets ........................................     37,333,888   4,177,237    44,068,032


LIABILITIES
Payable to portfolio/JHVLICO ........................        381,584       5,918        68,365
Asset charges payable                                            787          93           865
                                                         -----------  ----------   -----------
Total liabilities ...................................        382,371       6,011        69,230
                                                         -----------  ----------   -----------
                                                         $36,951,517  $4,171,226   $43,998,802
                                                         -----------  ----------   -----------
NET ASSETS:
 Accumulation units .................................    $36,951,517  $4,171,226   $43,998,802
                                                         -----------  ----------   -----------
  Total net assets ..................................    $36,951,517  $4,171,226   $43,998,802
                                                         -----------  ----------   -----------
  Units outstanding .................................      2,436,856     371,146     3,002,367
                                                         -----------  ----------   -----------
  Unit value (accumulation) .........................    $     15.16  $    11.24   $     14.65
                                                         ===========  ==========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2001

                                                                  LARGE CAP         MONEY         SMALL/MID CAP
                                                                    VALUE           MARKET           GROWTH
                                                                  SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
                                                                  ----------      ----------        ----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ............      $ 82,486,053    $194,899,411     $ 27,446,346
Receivable from portfolio/JHVLICO ..........................            91,947       1,945,197           13,575
                                                                  ------------    ------------     ------------
Total assets ...............................................        82,578,000     196,844,608       27,459,921

LIABILITIES
Payable to portfolio/JHVLICO ...............................            90,731       1,943,221           13,126
Asset charges payable ......................................             1,216           1,976              449
                                                                  ------------    ------------     ------------
Total liabilities ..........................................            91,947       1,945,197           13,575
                                                                  ------------    ------------     ------------
                                                                  $ 82,486,053    $194,899,411     $ 27,446,346
                                                                  ------------    ------------     ------------
NET ASSETS:
 Accumulation units ........................................      $ 82,486,053    $194,899,411     $ 27,446,346
                                                                  ------------    ------------     ------------
  Total net assets .........................................      $ 82,486,053    $194,899,411     $ 27,446,346
                                                                  ------------    ------------     ------------
  Units outstanding ........................................         4,594,133      14,319,897        1,540,661
                                                                  ------------    ------------     ------------
  Unit value (accumulation) ................................      $      17.95    $      13.61     $      17.81
                                                                  ============    ============     ============


                                                                   REAL ESTATE      GROWTH &
                                                                     EQUITY          INCOME         MANAGED
                                                                   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                                   ----------      ----------      ----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ............      $ 25,562,953    $141,794,208     $130,010,266
Receivable from portfolio/JHVLICO ..........................           468,921          93,598           64,741
                                                                  ------------    ------------     ------------
Total assets ...............................................        26,031,874     141,887,806      130,075,007

LIABILITIES
Payable to portfolio/JHVLICO ...............................           468,567          89,262           59,480
Asset charges payable ......................................               354           4,336            5,262
                                                                  ------------    ------------     ------------
Total liabilities ..........................................           468,921          93,598           64,742
                                                                  ------------    ------------     ------------
                                                                  $ 25,562,953    $141,794,208     $130,010,265
                                                                  ------------    ------------     ------------
NET ASSETS:
 Accumulation units ........................................      $ 25,562,953    $141,794,208     $130,010,265
                                                                  ------------    ------------     ------------
  Total net assets .........................................      $ 25,562,953    $141,794,208     $130,010,265
                                                                  ------------    ------------     ------------
  Units outstanding ........................................         1,238,549       6,069,174        4,489,706
                                                                  ------------    ------------     ------------
  Unit value (accumulation) ................................      $      20.64    $      23.36     $      28.96
                                                                  ============    ============     ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2001

                                                                           SHORT-TERM       SMALL CAP      INTERNATIONAL
                                                                              BOND           EQUITY        OPPORTUNITIES
                                                                           SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                                           ----------      ----------       ----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ...............            $17,601,987      $25,497,414     $36,226,531
Receivable from portfolio/JHVLICO .............................                  4,041          934,101         166,713
                                                                           -----------      -----------     -----------
Total assets ..................................................             17,606,028       26,431,515      36,393,244

LIABILITIES
Payable to portfolio/JHVLICO ..................................                  3,579          933,542         166,011
Asset charges payable .........................................                    462              560             702
                                                                           -----------      -----------     -----------
Total liabilities .............................................                  4,041          934,102         166,713
                                                                           -----------      -----------     -----------
                                                                           $17,601,987      $25,497,413     $36,226,531
                                                                           -----------      -----------     -----------
NET ASSETS:
 Accumulation units ...........................................            $17,601,987      $25,497,413     $36,226,531
                                                                           -----------      -----------     -----------
  Total net assets ............................................            $17,601,987      $25,497,413     $36,226,531
                                                                           -----------      -----------     -----------
  Units outstanding ...........................................              1,192,048        2,370,722       3,320,933
                                                                           -----------      -----------     -----------
  Unit value (accumulation)  ..................................            $     14.77      $     10.76     $     10.91
                                                                           ===========      ===========     ===========


                                                                           EQUITY            GLOBAL         EMERGING
                                                                           INDEX              BOND           MARKETS
                                                                         SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                                                                         ----------        ----------      ----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value .............           $187,337,510      $ 12,697,702     $  6,019,218
Receivable from portfolio/JHVLICO ..........................               1,310,698             6,455            9,642
                                                                        ------------      ------------     ------------
Total assets ...............................................             188,648,208        12,704,157        6,028,860

LIABILITIES
Payable to portfolio/JHVLICO ...............................               1,307,687             6,213               --
Asset charges payable ......................................                   3,011               242            9,642
                                                                        ------------      ------------     ------------
Total liabilities ..........................................               1,310,698             6,455            9,642
                                                                        ------------      ------------     ------------
                                                                        $187,337,510      $ 12,697,702     $  6,019,218
                                                                        ------------      ------------     ------------
NET ASSETS:
 Accumulation units ........................................            $187,337,510      $ 12,697,702     $  6,019,218
                                                                        ------------      ------------     ------------
  Total net assets .........................................            $187,337,510      $ 12,697,702     $  6,019,218
                                                                        ------------      ------------     ------------
  Units outstanding ........................................              10,567,694           947,812          817,817
                                                                        ------------      ------------     ------------
  Unit value (accumulation) ................................            $      17.73      $      13.40     $       7.36
                                                                        ============      ============     ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2001

                                                                                    SMALL/MID     HIGH YIELD
                                                                     BOND INDEX      CAP CORE        BOND
                                                                     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                                     ----------    ----------     ----------
ASSETS
Investment in shares of portfolios of:
  John Hancock Variable Series Trust I, at value ..............      $28,203,083    $16,856,846   $10,940,542
Receivable from portfolio/JHVLICO .............................          834,679         32,656         3,672
                                                                     -----------    -----------   -----------
Total assets ..................................................       29,037,762     16,889,502    10,944,214


LIABILITIES
Payable to portfolio/JHVLICO ..................................          834,377         32,483         3,492
Asset charges payable .........................................              302            173           180
                                                                     -----------    -----------   -----------
Total liabilities .............................................          834,679         32,656         3,672
                                                                     -----------    -----------   -----------
                                                                     $28,203,083    $16,856,846   $10,940,542
                                                                     -----------    -----------   -----------
NET ASSETS:
  Accumulation units ..........................................      $28,203,083    $16,856,846   $10,940,542
                                                                     -----------    -----------   -----------
    Total net assets ..........................................      $28,203,083    $16,856,846   $10,940,542
                                                                     -----------    -----------   -----------
    Units outstanding .........................................        2,263,449      1,488,264     1,190,720
                                                                     -----------    -----------   -----------
    Unit value (accumulation) .................................      $     12.46    $     11.33   $      9.19
                                                                     ===========    ===========   ===========

                                                                                      BRANDES       FRONTIER
                                                                     TURNER CORE   INTERNATIONAL     CAPITAL
                                                                       GROWTH         EQUITY      APPRECIATION
                                                                     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                     ----------    -------------  ------------
ASSETS
Investment in shares of portfolios of:
  Outside Trust, at value ..................................        $21,880,480     $48,051,501   $32,664,269
Receivable from portfolio/JHVLICO ..........................              2,580          15,674         9,759
                                                                    -----------     -----------   -----------
Total assets ...............................................         21,883,060      48,067,175    32,674,028


LIABILITIES
Payable to portfolio/JHVLICO ...............................              2,470          15,457         9,589
Asset charges payable ......................................                109             217           170
                                                                    -----------     -----------   -----------
Total liabilities ..........................................              2,579          15,674         9,759
                                                                    -----------     -----------   -----------
                                                                    $21,880,481     $48,051,501   $32,664,269
                                                                    -----------     -----------   -----------
NET ASSETS:
  Accumulation units .......................................        $21,880,481     $48,051,501   $32,664,269
                                                                    -----------     -----------   -----------
    Total net assets .......................................        $21,880,481     $48,051,501   $32,664,269
                                                                    -----------     -----------   -----------
    Units outstanding ......................................          1,231,427       3,104,259     1,548,405
                                                                    -----------     -----------   -----------
    Unit value (accumulation) ..............................        $     17.77     $     15.48   $     21.10
                                                                    ===========     ===========   ===========

 See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2001


                                                                       CLIFTON      LARGE CAP
                                                                      ENHANCED      AGGRESSIVE       FUNDAMENTAL
                                                                      US EQUITY        GROWTH           GROWTH
                                                                     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                                     ----------      ----------       -----------
ASSETS
Investment in shares of portfolios of:
  John Hancock Variable Series Trust I, at value ..............               --     $ 2,548,141      $   918,443
Outside Trust, at value .......................................      $24,468,670              --               --
Receivable from portfolio/JHVLICO..............................           15,483              18               23
                                                                     -----------     -----------      -----------
Total assets ..................................................       24,484,153       2,548,159          918,466

LIABILITIES
Payable to portfolio/JHVLICO ..................................           15,380              --               --
Asset charges payable .........................................              103              18               23
                                                                     -----------     -----------      -----------
Total liabilities .............................................           15,483              18               23
                                                                     -----------     -----------      -----------
                                                                     $24,468,670     $ 2,548,141      $   918,443
                                                                     -----------     -----------      -----------
NET ASSETS:
  Accumulation units ..........................................      $24,468,670     $ 2,548,141      $   918,443
                                                                     -----------     -----------      -----------
    Total net assets ..........................................      $24,468,670     $ 2,548,141      $   918,443
                                                                     -----------     -----------      -----------
    Units outstanding .........................................        1,779,472         368,928          124,379
                                                                     -----------     -----------      -----------
    Unit value (accumulation) .................................      $     13.75     $      6.91      $      7.38
                                                                     ===========     ===========      ===========

                                                                                                    FIDELITY
                                                                       AIM V.I      FIDELITY         VIP II
                                                                        VALUE      VIP GROWTH      CONTRAFUND
                                                                     SUBACCOUNT    SUBACCOUNT       SUBACCOUNT
                                                                     ----------    ----------       ----------
ASSETS
Investment in shares of portfolios of:
  Outside Trust, at value .....................................      $2,578,953     $4,188,912       $5,241,665
Receivable from portfolio/JHVLICO .............................              34             46            3,727
                                                                     ----------     ----------       ----------
Total assets ..................................................       2,578,987      4,188,958        5,245,392

LIABILITIES
Payable to portfolio/JHVLICO ..................................              --             --            3,675
Asset charges payable .........................................              34             46               52
                                                                     ----------     ----------       ----------
Total liabilities .............................................              34             46            3,727
                                                                     ----------     ----------       ----------
                                                                     $2,578,953     $4,188,912       $5,241,665
                                                                     ----------     ----------       ----------
NET ASSETS:
  Accumulation units ..........................................      $2,578,953     $4,188,912       $5,241,665
                                                                     ----------     ----------       ----------
    Total net assets ..........................................      $2,578,953     $4,188,912       $5,241,665
                                                                     ----------     ----------       ----------
    Units outstanding .........................................         251,224        265,670          511,813
                                                                     ----------     ----------       ----------
    Unit value (accumulation) .................................      $    10.27     $    15.77       $    10.24
                                                                     ==========     ==========       ==========

See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                                DECEMBER 31, 2001

                                                                      JANUS ASPEN   JANUS ASPEN     MFS NEW
                                                                        GLOBAL       WORLDWIDE     DISCOVERY
                                                                      TECHNOLOGY      GROWTH         SERIES
                                                                      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                                      -----------   -----------    ----------
ASSETS
Investment in shares of portfolios of:
 Outside Trust, at value .........................................     $2,785,116   $2,153,848     $8,796,316
Receivable from portfolio/JHVLICO ................................          5,718           36            142
                                                                       ----------   ----------     ----------
Total assets .....................................................      2,790,834    2,153,884      8,796,458

LIABILITIES
Payable to portfolio/JHVLICO .....................................          5,695           --             82
Asset charges payable ............................................             23           36             60
                                                                       ----------   ----------     ----------
Total liabilities ................................................          5,718           36            142
                                                                       ----------   ----------     ----------
                                                                       $2,785,116   $2,153,848     $8,796,316
                                                                       ----------   ----------     ----------
NET ASSETS:
 Accumulation units ..............................................     $2,785,116   $2,153,848     $8,796,316
                                                                       ----------   ----------     ----------
  Total net assets ...............................................     $2,785,116   $2,153,848     $8,796,316
                                                                       ----------   ----------     ----------
  Units outstanding ..............................................        658,072      334,913        922,289
                                                                       ----------   ----------     ----------
  Unit value (accumulation) ......................................     $     4.23   $     6.43     $     9.54
                                                                       ==========   ==========     ==========


                                                                      TEMPLETON   V.A. FINANCIAL  V.A. RELATIVE
                                                                    INTERNATIONAL   INDUSTRIES       VALUE
                                                                      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                                    ------------- --------------  -------------
ASSETS
Investment in shares of portfolios of:
 Declaration Trust, at value ...............................           $       --   $  143,088     $  486,273
 Outside Trust, at value ...................................            3,148,222           --             --
Receivable from portfolio/JHVLICO ..........................                   53            2              5
                                                                       ----------   ----------     ----------
Total assets ...............................................            3,148,275      143,090        486,278

LIABILITIES
Payable to portfolio/JHVLICO ...............................                   --           --             --
Asset charges payable ......................................                   53            2              5
                                                                       ----------   ----------     ----------
Total liabilities ..........................................                   53            2              5
                                                                       ----------   ----------     ----------
                                                                       $3,148,222   $  143,088     $  486,273
                                                                       ----------   ----------     ----------
NET ASSETS:
 Accumulation units ........................................           $3,148,222   $  143,088     $  486,273
                                                                       ----------   ----------     ----------
  Total net assets .........................................           $3,148,222   $  143,088     $  486,273
                                                                       ----------   ----------     ----------
  Units outstanding ........................................              372,209       13,678         38,471
                                                                       ----------   ----------     ----------
  Unit value (accumulation)  ...............................           $     8.46   $    10.46     $    12.64
                                                                       ==========   ==========     ==========

See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                                DECEMBER 31, 2001

                                                                              V.A.
                                                                            STRATEGIC         HEALTH        INTERNATIONAL
                                                                             INCOME          SCIENCES          EQUITY
                                                                           SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                                           -----------      ----------       -----------
ASSETS
Investment in shares of portfolios of:
 Declaration Trust, at value ..................................             $  365,523       $       --       $       --
 John Hancock Variable Series Trust I, at value ...............                     --        1,540,656          417,615
Receivable from portfolio/JHVLICO .............................                     16               10           66,803
                                                                            ----------       ----------       ----------
Total assets ..................................................                365,539        1,540,666          484,418

LIABILITIES
Payable to portfolio/JHVLICO ..................................                     --               --           66,802
Asset charges payable .........................................                     16               10                2
                                                                            ----------       ----------       ----------
Total liabilities .............................................                     16               10           66,804
                                                                            ----------       ----------       ----------
                                                                            $  365,523       $1,540,656       $  417,614
                                                                            ----------       ----------       ----------
NET ASSETS:
 Accumulation units ...........................................             $  365,523       $1,540,656       $  417,614
                                                                            ----------       ----------       ----------
  Total net assets ............................................             $  365,523       $1,540,656       $  417,614
                                                                            ----------       ----------       ----------
  Units outstanding ...........................................                 34,270          157,129           50,643
                                                                            ----------       ----------       ----------
  Unit value (accumulation)  ..................................             $    10.67       $     9.81       $     8.25
                                                                            ==========       ==========       ==========


                                                                                             LARGE/
                                                                             LARGE CAP       MID CAP          SMALL CAP
                                                                            VALUE CORE        VALUE             VALUE
                                                                            SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
                                                                            ----------      ----------        ----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ...............            $ 2,445,378      $41,885,567       $12,242,715
Receivable from portfolio/JHVLICO .............................                  1,635           48,107             7,238
                                                                           -----------      -----------       -----------
Total assets ..................................................              2,447,013       41,933,674        12,249,953

LIABILITIES
Payable to portfolio/JHVLICO ..................................                  1,605          447,351             7,110
Asset charges payable .........................................                     30              756               128
                                                                           -----------      -----------       -----------
Total liabilities .............................................                  1,635           48,107             7,238
                                                                           -----------      -----------       -----------
                                                                           $ 2,445,378      $41,885,567       $12,242,715
                                                                           -----------      -----------       -----------
NET ASSETS:
 Accumulation units ...........................................            $ 2,445,378      $41,885,567       $12,242,715
                                                                           -----------      -----------       -----------
  Total net assets ............................................            $ 2,445,378      $41,885,567       $12,242,715
                                                                           -----------      -----------       -----------
  Units outstanding ...........................................                251,173        4,361,596         1,124,502
                                                                           -----------      -----------       -----------
  Unit value (accumulation)  ..................................            $      9.74      $      9.60       $     10.89
                                                                           ===========      ===========       ===========

See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                                DECEMBER 31, 2001

                                                                                         MFS            MFS
                                                                        AIM V.I.      INVESTORS      RESEARCH
                                                                        GROWTH         GROWTH        SERIES IC
                                                                       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                       ----------     ----------     ----------
ASSETS
Investment in shares of portfolios of:
 Outside Trust, at value .........................................      $102,742       $153,213        $ 81,667
Receivable from portfolio/JHVLICO ................................            --              1              --
                                                                        --------       --------        --------
Total assets .....................................................       102,742        153,214          81,667

LIABILITIES
Payable to portfolio/JHVLICO .....................................            --             --              --
Asset charges payable ............................................            --              1              --
                                                                        --------       --------        --------
Total liabilities ................................................            --              1              --
                                                                        --------       --------        --------
                                                                        $102,742       $153,213        $ 81,667
                                                                        --------       --------        --------
NET ASSETS:
 Accumulation units ..............................................      $102,742       $153,213        $ 81,667
                                                                        --------       --------        --------
  Total net assets ...............................................      $102,742       $153,213        $ 81,667
                                                                        --------       --------        --------
  Units outstanding ..............................................        10,932         16,718           5,346
                                                                        --------       --------        --------
  Unit value (accumulation) ......................................      $   9.40       $   9.16        $  15.28
                                                                        ========       ========        ========

See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                                                  INTERNATIONAL
                                                                                      LARGE CAP      ACTIVE          EQUITY
                                                                                       GROWTH         BOND            INDEX
                                                                                     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                                                   -------------   ------------    -------------
Investment income:
 Income:
  Dividends ..................................................................      $    211,764   $  3,451,052     $    500,330
                                                                                    ------------   ------------     ------------
Total investment income ......................................................           211,764      3,451,052          500,330
Expenses:
 Mortality and expense risks .................................................           305,966        101,233           80,636
                                                                                    ------------   ------------     ------------
Net investment income (loss) .................................................           (94,202)     3,349,819          419,694
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares ............................       (14,887,431)       274,991       (9,185,331)
 Realized gain distributions .................................................                --             --            3,754
                                                                                    ------------   ------------     ------------
Realized gains (losses)  .....................................................       (14,887,431)       274,991       (9,181,577)
Change in unrealized appreciation (depreciation) during the period ...........        (8,545,844)       270,071        1,413,635
                                                                                    ------------   ------------     ------------
Net increase (decrease) in net assets resulting from operations ..............      $(23,527,477)  $  3,894,881     $ (7,348,248)
                                                                                    ============   ============     ============


                                                                                      SMALL CAP        GLOBAL            MID CAP
                                                                                       GROWTH         BALANCED           GROWTH
                                                                                     SUBACCOUNT      SUBACCOUNT        SUABACCOUNT
                                                                                   -------------    ------------     --------------
Investment income:
 Income:
  Dividends ..................................................................      $         --    $     49,830      $         --
                                                                                    ------------    ------------      ------------
Total investment income ......................................................                --          49,830                --
Expenses:
 Mortality and expense risks .................................................            95,903          11,993           131,510
                                                                                    ------------    ------------      ------------
Net investment income (loss) .................................................           (95,903)         37,837          (131,510)
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares ...................................       (13,849,486)       (263,409)      (30,861,303)
 Realized gain distributions .................................................                --              --                --
                                                                                    ------------    ------------      ------------
Realized losses ..............................................................       (13,849,486)       (263,409)      (30,861,303)
Change in unrealized appreciation (depreciation) during the period ...........         8,935,605         (55,122)        7,681,654
                                                                                    ------------    ------------      ------------
Net decrease in net assets resulting from operations .........................      $ (5,009,784)   $   (280,694)     $(23,311,159)
                                                                                    ============    ============      ============

See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                                    SMALL/
                                                                       LARGE CAP      MONEY         MID CAP
                                                                         VALUE        MARKET        GROWTH
                                                                      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                                     ------------  ------------  ------------
Investment income:
 Income:
  Dividends........................................................  $ 1,012,424   $  6,291,516   $        --
                                                                     -----------   ------------   -----------
Total investment income............................................    1,012,424      6,291,516            --
Expenses:
 Mortality and expense risks.......................................      158,482        376,507        46,771
                                                                     -----------   ------------   -----------
Net investment income (loss).......................................      853,942      5,915,009       (46,771)
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares..................      449,014             --    (1,115,407)
 Realized gain distributions.......................................    1,042,650             --
                                                                     -----------   ------------   -----------
Realized gains (losses)............................................    1,491,664             --    (1,115,407)
Change in unrealized appreciation (depreciation) during
 the period........................................................   (1,579,721)            --     2,322,037
                                                                     -----------   ------------   -----------
Net increase in net assets resulting from operations...............  $   765,885   $  5,915,009   $ 1,159,859
                                                                     ===========   ============   ===========

                                                                      REAL ESTATE    GROWTH &
                                                                        EQUITY        INCOME        MANAGED
                                                                      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                                     ------------  ------------  ------------
Investment income:
 Income:
  Dividends........................................................  $   990,307   $    742,332   $ 2,744,398
                                                                     -----------   ------------   -----------
Total investment income............................................      990,307        742,332     2,744,398
Expenses:
 Mortality and expense risks.......................................       45,396        606,174       653,678
                                                                     -----------   ------------   -----------
Net investment income..............................................      944,911        136,158     2,090,720
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares..................      495,558    (22,771,102)   (5,759,560)
 Realized gain distributions.......................................      753,638             --       679,566
                                                                     -----------   ------------   -----------
Realized gains (losses)............................................    1,249,196    (22,771,102)   (5,079,994)
Change in unrealized appreciation (depreciation) during
 the period........................................................   (1,054,039)     6,624,392      (644,512)
                                                                     -----------   ------------   -----------
Net increase (decrease) in net assets resulting from operations....  $ 1,140,068   $(29,259,336)  $(3,633,786)
                                                                     ===========   ============   ===========

See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                          SHORT-TERM     SMALL CAP    INTERNATIONAL
                                                                             BOND          EQUITY     OPPORTUNITIES
                                                                          SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                                         ------------   ------------  -------------
Investment income:
 Income:
  Dividends...........................................................   $    855,743   $    15,350   $    289,015
                                                                         ------------   -----------   ------------
Total investment income...............................................        855,743        15,350        289,015
Expenses:
 Mortality and expense risks..........................................         49,498        77,216        106,574
                                                                         ------------   -----------   ------------
Net investment income (loss)..........................................        806,245       (61,866)       182,441
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares.....................        575,731    (3,778,093)   (13,065,694)
 Realized gain distributions..........................................             --            --             --
                                                                         ------------   -----------   ------------
Realized gains (losses)...............................................        575,731    (3,778,093)   (13,065,694)
Change in unrealized appreciation (depreciation) during the
 period...............................................................       (235,824)    2,191,298      3,863,615
                                                                         ------------   -----------   ------------
Net increase (decrease) in net assets resulting from operations.......   $  1,146,152   $(1,648,661)  $ (9,019,638)
                                                                         ============   ===========   ============

                                                                            EQUITY         GLOBAL       EMERGING
                                                                            INDEX           BOND        MARKETS
                                                                          SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                                         ------------   ------------  ------------
Investment income:
 Income:
  Dividends...........................................................   $  2,027,564   $   553,539   $     13,955
                                                                         ------------   -----------   ------------
Total investment income...............................................      2,027,564       553,539         13,955
Expenses:
 Mortality and expense risks..........................................        438,857        30,305         15,928
                                                                         ------------   -----------   ------------
Net investment income (loss)..........................................      1,588,707       523,234         (1,973)
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares.....................    (11,716,467)       54,217     (2,416,530)
 Realized gain distributions..........................................      6,020,370            --             --
                                                                         ------------   -----------   ------------
Realized gains (losses)...............................................     (5,696,097)       54,217     (2,416,530)
Change in unrealized appreciation (depreciation) during the
 period...............................................................    (16,711,259)     (860,920)     2,375,454
                                                                         ------------   -----------   ------------
Net decrease in net assets resulting from operations..................   $(20,818,649)  $  (283,469)  $    (43,049)
                                                                         ============   ===========   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                            BOND      SMALL/MID CAP    HIGH YIELD
                                                                           INDEX          CORE            BOND
                                                                         SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                                                         ----------   -------------    ----------
Investment income:
 Income:
  Dividends .........................................................   $ 1,222,501    $    28,218    $   625,724
                                                                        -----------    -----------    -----------
Total investment income .............................................     1,222,501         28,218        625,724
Expenses:
 Mortality and expense risks ........................................        45,147         11,076         18,016
                                                                        -----------    -----------    -----------
Net investment income ...............................................     1,177,354         17,142        607,708
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares ...................       495,043       (240,918)      (974,822)
 Realized gain distributions ........................................        43,322             --             --
                                                                        -----------    -----------    -----------
Realized gains (losses) .............................................       538,365       (240,918)      (974,822)
Change in unrealized appreciation (depreciation) during the
 period .............................................................      (351,339)       534,166        339,777
                                                                        -----------    -----------    -----------
Net increase (decrease) in net assets resulting from operations .....   $ 1,364,380    $   310,390    $   (27,337)
                                                                        ===========    ===========    ===========




                                                                          TURNER         BRANDES        FRONTIER
                                                                           CORE       INTERNATIONAL      CAPITAL
                                                                          GROWTH         EQUITY       APPRECIATION
                                                                        SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                                        ----------    -------------   ------------
Investment income:
 Income:
  Dividends .........................................................   $    24,924    $   621,462    $        --
                                                                        -----------    -----------    -----------
Total investment income .............................................        24,924        621,462             --
Expenses:
 Mortality and expense risks ........................................        36,163         59,515         44,638
                                                                        -----------    -----------    -----------
Net investment income (loss) ........................................       (11,239)       561,947        (44,638)
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares ...................    (6,160,576)       103,622     (4,253,614)
 Realized gain distributions                                                     --      1,849,353        253,154
                                                                        -----------    -----------    -----------
Realized gains (losses) .............................................    (6,160,576)     1,952,975     (4,000,460)
Change in unrealized appreciation (depreciation) during the
 period .............................................................       462,307     (7,556,070)     3,601,003
                                                                        -----------    -----------    -----------
Net decrease in net assets resulting from operations ................   $(5,709,508)   $(5,041,148)   $  (444,095)
                                                                        ===========    ===========    ===========

 See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                     CLIFTON       LARGE CAP
                                                                     ENHANCED      AGGRESSIVE      FUNDAMENTAL
                                                                      EQUITY         GROWTH          GROWTH
                                                                    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                                    ----------     ----------      ----------
Investment income:
 Income:
  Dividends ......................................................  $ 1,032,567   $        --    $        --
                                                                    -----------   -----------    -----------
Total investment income ..........................................    1,032,567            --             --
Expenses:
 Mortality and expense risks .....................................       26,049         3,151          4,020
                                                                    -----------   -----------    -----------
Net investment income (loss) .....................................    1,006,518        (3,151)        (4,020)
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares ................   (2,905,570)     (362,890)    (1,548,338)
 Realized gain distributions .....................................           --            --             --
                                                                    -----------   -----------    -----------
Realized losses ..................................................   (2,905,570)     (362,890)    (1,548,338)
Change in unrealized appreciation (depreciation) during the
 period ..........................................................     (557,430)      131,647        509,072
                                                                    -----------   -----------    -----------
Net decrease in net assets resulting from operations .............  $(2,456,482)  $  (234,394)   $(1,043,286)
                                                                    ===========   ===========    ===========


                                                                                                   FIDELITY
                                                                     AIM V.I.    FIDELITY VIP       VIP II
                                                                      VALUE         GROWTH        CONTRAFUND
                                                                    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                                                    ----------    ----------      ----------
Investment income:
 Income:
  Dividends ......................................................  $     3,418   $        --    $     6,961
                                                                    -----------   -----------    -----------
Total investment income ..........................................        3,418            --          6,961
Expenses:
 Mortality and expense risks .....................................        5,341        10,687          5,946
                                                                    -----------   -----------    -----------
Net investment income (loss) .....................................       (1,923)      (10,687)         1,015
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares .......................     (763,582)   (2,775,854)      (497,952)
 Realized gain distributions .....................................       51,886     1,323,457         27,845
                                                                    -----------   -----------    -----------
Realized losses ..................................................     (711,696)   (1,452,397)      (470,107)
Change in unrealized appreciation (depreciation) during the
 period ..........................................................      190,958        (8,026)        59,663
                                                                    -----------   -----------    -----------
Net decrease in net assets resulting from operations .............  $  (522,661)  $(1,471,110)   $  (409,429)
                                                                    ===========   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                FOR THE YEAR AND PERIODS ENDED DECEMBER 31, 2001


                                                                          JANUS ASPEN   JANUS ASPEN     MFS NEW
                                                                            GLOBAL       WORLDWIDE     DISCOVERY
                                                                           TECHNOLOGY      GROWTH        SERIES
                                                                           SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                                         -------------  -----------   -------------
Investment income:
  Income:
    Dividends..........................................................   $  13,506     $   5,342     $  97,352
                                                                          ---------     ---------     ---------
Total investment income................................................      13,506         5,342        97,352
Expenses:
  Mortality and expense risks..........................................       3,083         4,179         6,142
                                                                          ---------     ---------     ---------
Net investment income..................................................      10,423         1,163        91,210
Realized gains (losses) on investments:
  Realized loss on sale of portfolio shares............................    (705,841)     (377,539)     (432,320)
  Realized gain distributions .........................................          --            --         3,852
                                                                          ---------     ---------     ---------
Realized losses .......................................................    (705,841)     (377,539)     (428,468)
Change in unrealized appreciation (depreciation) during
  the period...........................................................       3,967       (72,698)      211,521
                                                                          ---------     ---------     ---------
Net decrease in net assets resulting from
  operations ..........................................................   $(691,451)    $(449,074)    $(125,737)
                                                                          =========     =========     =========


                                                                           TEMPLETON    V.A. FINANCIAL   V.A. RELATIVE
                                                                         INTERNATIONAL    INDUSTRIES         VALUE
                                                                          SUBACCOUNT      SUBACCOUNT*     SUBACCOUNT*
                                                                         -------------  --------------  -------------
Investment income:
Income:
  Dividends............................................................  $    94,812    $       771      $       340
                                                                         -----------    -----------      -----------
Total investment income................................................       94,812            771              340
Expenses:
Mortality and expense risks ...........................................        9,185             78              170
                                                                         -----------    -----------      -----------
Net investment income .................................................       85,627            693              170
Realized gains (losses) on investments:
Realized loss on sale of portfolio shares .............................   (1,498,110)        (4,378)          (9,822)
Realized gain distributions............................................      745,684          4,228           27,120
                                                                         -----------    -----------      -----------
Realized gains (losses) ...............................................     (752,426)          (150)          17,298
Change in unrealized appreciation (depreciation) during
  the period ..........................................................      113,268         (5,763)           1,589
                                                                         -----------    -----------      -----------
Net increase (decrease) in net assets resulting from
  operations ..........................................................  $  (553,531)   $    (5,220)     $    19,057
                                                                         ===========    ===========      ===========

 -------------------------

* From commencement of operations (refer to footnote 6b).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                    FOR THE PERIODS ENDED DECEMBER 31, 2001


                                                                          V.A. STRATEGIC    HEALTH      INTERNATIONAL
                                                                            INCOME         SCIENCES        EQUITY
                                                                           SUBACCOUNT*    SUBACCOUNT*    SUBACCOUNT*
                                                                          --------------  -----------  --------------
Investment income:
 Income:
  Dividends............................................................     $  5,643      $     --       $    204
                                                                            --------      --------       --------
Total investment income................................................        5,643            --            204
Expenses:
 Mortality and expense risks ..........................................          422           457            161
                                                                            --------      --------       --------
Net investment income (loss)...........................................        5,221          (457)            43
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares......................        7,133        (2,122)       (10,857)
 Realized gain distributions ..........................................           --            --             --
                                                                            --------      --------       --------
Realized gains (losses) ...............................................        7,133        (2,122)       (10,857)
Change in unrealized depreciation during the period....................       (3,537)       (4,934)        (2,585)
                                                                            --------      --------       --------
Net increase (decrease) in net assets resulting from
  operations...........................................................     $  8,817      $ (7,513)      $(13,399)
                                                                            ========      ========       ========


                                                                           LARGE CAP    LARGE/MID CAP     SMALL CAP
                                                                           VALUE CORE       VALUE           VALUE
                                                                          SUBACCOUNT*    SUBACCOUNT*      SUBACCOUNT*
                                                                          -----------   -------------    -------------
Investment income:
 Income:
  Dividends............................................................    $   3,348     $  13,734        $  37,525
                                                                           ---------     ---------        ---------
Total investment income................................................        3,348        13,734           37,525
Expenses:
 Mortality and expense risks...........................................          353         3,469            5,229
                                                                           ---------     ---------        ---------
Net investment income..................................................        2,995        10,265           32,296
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares.............................       (1,012)      (52,836)        (117,229)
 Realized gain distributions...........................................           --            --           65,543
                                                                           ---------     ---------        ---------
Realized losses........................................................       (1,012)      (52,836)         (51,686)
Change in unrealized appreciation during the period....................        2,334       390,633          950,055
                                                                           ---------     ---------        ---------
Net increase in net assets resulting from operations...................    $   4,317     $ 348,062        $ 930,665
                                                                           =========     =========        =========

 -------------------------

* From commencement of operations (refer to footnote 6b).

See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     FOR THE PERIODS ENDED DECEMBER 31, 2001

                                                                  AIM V.I.    MFS INVESTORS   MFS RESEARCH
                                                                   GROWTH        GROWTH          SERIES
                                                                 SUBACCOUNT*   SUBACCOUNT*    SUBACCOUNT*
                                                                 -----------  -------------  --------------
Investment income:
 Income:
  Dividends..................................................       $ 121        $    --         $    --
                                                                    -----        -------         -------
Total investment income......................................         121             --              --
Expenses:
 Mortality and expense risks.................................          15             17               9
                                                                    -----        -------         -------
Net investment income (loss).................................         106            (17)             (9)
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares...................        (522)        (1,101)         (1,524)
 Realized gain distributions.................................          --             --              --
                                                                    -----        -------         -------
Realized losses..............................................        (522)        (1,101)         (1,524)
Change in unrealized appreciation (depreciation) during
 the period..................................................        (481)          (591)          2,983
                                                                    -----        -------         -------
Net increase (decrease) in net assets resulting from
 operations..................................................       $(897)       $(1,709)        $ 1,450
                                                                    =====        =======         =======

 __________________________

* From commencement of operations (refer to footnote 6b).

See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                               LARGE CAP GROWTH SUBACCOUNT
                                                                       --------------------------------------------
                                                                           2001           2000             1999
                                                                       ------------   -------------   -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).......................................   $    (94,202)  $  19,988,168   $ 17,233,439
 Realized gains (losses)............................................    (14,887,431)      5,243,833      5,003,007
 Change in unrealized depreciation during the period................     (8,545,844)    (53,885,375)    (2,053,672)
                                                                       ------------   -------------   ------------
Net increase (decrease) in net assets resulting from
 operations.........................................................    (23,527,477)    (28,653,374)    20,182,774
Policy transactions:
 Net premiums from policyholders....................................     69,043,606     143,098,730     75,667,981
 Net transfers to policyholders for benefits and terminations ......    (61,994,557)   (101,783,680)   (45,347,424)
                                                                       ------------   -------------   ------------
Net increase in net assets resulting from policy transactions.......      7,049,049      41,315,050     30,320,557
                                                                       ------------   -------------   ------------
Total increase (decrease) in net assets.............................    (16,478,428)     12,661,676     50,503,331
Net assets at beginning of period...................................    128,183,227     115,521,551     65,018,220
                                                                       ------------   -------------   ------------
Net assets at end of period.........................................   $111,704,799   $ 128,183,227   $115,521,551
                                                                       ============   =============   ============

                                                                                 ACTIVE BOND SUBACCOUNT
                                                                       -------------------------------------------
                                                                           2001           2000            1999
                                                                       ------------   -------------   ------------
Increase (decrease) in net assets from operations:
 Net investment income..............................................   $  3,349,819   $   2,279,464   $  2,725,206
 Realized gains (losses)............................................        274,991      (1,159,229)    (1,391,910)
 Change in unrealized appreciation (depreciation) during
  the period........................................................        270,071       2,598,926     (1,837,190)
                                                                       ------------   -------------   ------------
Net increase (decrease) in net assets resulting from
 operations.........................................................      3,894,881       3,719,161       (503,894)
Policy transactions:
 Net premiums from policyholders....................................     52,441,782      37,518,244     74,595,720
 Net transfers to policyholders for benefits and terminations.......    (39,182,547)    (30,443,585)   (68,312,320)
                                                                       ------------   -------------   ------------
Net increase in net assets resulting from policy transactions.......     13,259,235       7,074,659      6,283,400
                                                                       ------------   -------------   ------------
Total increase in net assets........................................     17,154,116      10,793,820      5,779,506
Net assets at beginning of period...................................     49,115,293      38,321,473     32,541,967
                                                                       ------------   -------------   ------------
Net assets at end of period.........................................   $ 66,269,409   $  49,115,293   $ 38,321,473
                                                                       ============   =============   ============

See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                         INTERNATIONAL EQUITY INDEX SUBACCOUNT
                                                                      -------------------------------------------
                                                                          2001           2000             1999
                                                                      ------------   -------------   ------------
Increase (decrease) in net assets from operations:
 Net investment income.............................................   $    419,694   $   1,667,526   $    855,417
 Realized gains (losses)...........................................     (9,181,577)        670,269        753,750
 Change in unrealized appreciation (depreciation) during
  the period.......................................................      1,413,635      (8,622,825)     4,871,167
                                                                      ------------   -------------   ------------
Net increase (decrease) in net assets resulting from
 operations........................................................     (7,348,248)     (6,285,030)     6,480,334
Policy transactions:
 Net premiums from policyholders...................................     34,187,335      80,381,214     53,332,374
 Net transfers to policyholders for benefits and
  terminations.....................................................    (33,091,158)    (72,181,237)   (39,209,664)
                                                                      ------------   -------------   ------------
Net increase in net assets resulting from policy transactions......      1,096,177       8,199,977     14,122,710
                                                                      ------------   -------------   ------------
Total increase (decrease) in net assets ...........................     (6,252,071)      1,914,947     20,603,044
Net assets at beginning of period..................................     35,113,621      33,198,674     12,595,630
                                                                      ------------   -------------   ------------
Net assets at end of period........................................   $ 28,861,550   $  35,113,621   $ 33,198,674
                                                                      ============   =============   ============

                                                                              SMALL CAP GROWTH SUBACCOUNT
                                                                      -------------------------------------------
                                                                          2001           2000             1999
                                                                      ------------   -------------   ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)......................................   $    (95,903)  $   3,354,331   $  3,637,734
 Realized gains (losses)...........................................    (13,849,486)      2,830,901      2,548,944
 Change in unrealized appreciation (depreciation) during
  the period.......................................................      8,935,605     (17,022,592)     3,920,455
                                                                      ------------   -------------   ------------
Net increase (decrease) in net assets resulting from
 operations........................................................     (5,009,784)    (10,837,360)    10,107,133
Policy transactions:
 Net premiums from policyholders...................................     59,798,744     135,469,377     52,637,861
 Net transfers to policyholders for benefits and
  terminations.....................................................    (53,614,761)   (119,877,527)   (40,800,272)
                                                                      ------------   -------------   ------------
Net increase in net assets resulting from policy transactions......      6,183,983      15,591,850     11,837,589
                                                                      ------------   -------------   ------------
Total increase in net assets.......................................      1,174,199       4,754,490     21,944,722
Net assets at beginning of period..................................     35,777,318      31,022,828      9,078,106
                                                                      ------------   -------------   ------------
Net assets at end of period........................................   $ 36,951,517   $  35,777,318   $ 31,022,828
                                                                      ============   =============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                              GLOBAL BALANCED SUBACCOUNT
                                                                      -------------------------------------------
                                                                          2001           2000           1999
                                                                      ------------   -------------   ------------
Increase (decrease) in net assets from operations:
 Net investment income.............................................   $     37,837   $     175,751   $    358,974
 Realized gains (losses)...........................................       (263,409)       (506,008)        15,640
 Change in unrealized depreciation during the period...............        (55,122)       (109,325)      (173,912)
                                                                      ------------   -------------   ------------
Net increase (decrease) in net assets resulting from
 operations........................................................       (280,694)       (439,582)       200,702
Policy transactions:
 Net premiums from policyholders...................................      5,841,290       8,122,728      6,295,052
 Net transfers to policyholders for benefits and
  terminations.....................................................     (4,922,439)     (8,741,933)    (5,007,225)
                                                                      ------------   -------------   ------------
Net increase (decrease) in net assets resulting from policy
 transactions......................................................        918,851        (619,205)     1,287,827
                                                                      ------------   -------------   ------------
Total increase (decrease) in net assets............................        638,157      (1,058,787)     1,488,529
Net assets at beginning of period..................................      3,533,069       4,591,856      3,103,327
                                                                      ------------   -------------   ------------
Net assets at end of period........................................   $  4,171,226   $   3,533,069   $  4,591,856
                                                                      ============   =============   ============

                                                                               MID CAP GROWTH SUBACCOUNT
                                                                      -------------------------------------------
                                                                          2001           2000            1999
                                                                      ------------   -------------   ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)......................................   $   (131,510)  $   8,938,378   $  6,389,535
 Realized gains (losses)...........................................    (30,861,303)      8,113,159      5,188,018
 Change in unrealized appreciation (depreciation) during
  the period.......................................................      7,681,654     (49,252,941)    15,078,681
                                                                      ------------   -------------   ------------
Net increase (decrease) in net assets resulting from
 operations........................................................    (23,311,159)    (32,201,404)    26,656,234
Policy transactions:
 Net premiums from policyholders...................................     66,641,384     196,712,586     65,183,285
 Net transfers to policyholders for benefits and
  terminations.....................................................    (55,364,444)   (171,977,777)   (41,018,347)
                                                                      ------------   -------------   ------------
Net increase in net assets resulting from policy transactions......     11,276,940      24,734,809     24,164,938
                                                                      ------------   -------------   ------------
Total increase (decrease) in net assets............................    (12,034,219)     (7,466,595)    50,821,172
Net assets at beginning of period..................................     56,033,021      63,499,616     12,678,444
                                                                      ------------   -------------   ------------
Net assets at end of period........................................   $ 43,998,802   $  56,033,021   $ 63,499,616
                                                                      ============   =============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                       LARGE CAP VALUE SUBACCOUNT
                                                            ------------------------------------------------
                                                                2001              2000             1999
                                                            -------------   ---------------    -------------
Increase (decrease) in net assets from operations:
 Net investment income ...................................  $     853,942   $     2,529,526    $   1,720,195
 Realized gains (losses) .................................      1,491,664          (861,398)         705,454
 Change in unrealized appreciation (depreciation) during
  the period .............................................     (1,579,721)        3,840,473       (2,181,112)
                                                            -------------   ---------------    -------------
Net increase in net assets resulting from operations .....        765,885         5,508,601          244,537
Policy transactions:
 Net premiums from policyholders .........................    112,117,900        88,007,994       37,432,039
 Net transfers to policyholders for benefits and
  terminations ...........................................    (83,060,818)      (67,960,426)     (27,199,179)
                                                            -------------   ---------------    -------------
Net increase in net assets
 resulting from policy transactions ......................     29,057,082        20,047,568       10,232,860
                                                            -------------   ---------------    -------------
Total increase in net assets .............................     29,822,967        25,556,169       10,477,397
Net assets at beginning of period ........................     52,663,086        27,106,917       16,629,520
                                                            -------------   ---------------    -------------
Net assets at end of period ..............................  $  82,486,053   $    52,663,086    $  27,106,917
                                                            =============   ===============    =============

                                                                         MONEY MARKET SUBACCOUNT
                                                            ------------------------------------------------
                                                                2001             2000              1999
                                                            -------------   ---------------    -------------
Increase in net assets from operations:
 Net investment income ...................................  $   5,915,009   $     5,437,047    $   2,988,530
 Realized gains (losses) .................................             --                --               --
 Change in unrealized appreciation (depreciation) during
  the period .............................................             --                --               --
                                                            -------------   ---------------    -------------
Net increase in net assets resulting from operations .....      5,915,009         5,437,047        2,988,530
Policy transactions:
 Net premiums from policyholders .........................    926,653,550     1,369,116,199      890,376,545
 Net transfers to policyholders for benefits and
  terminations ...........................................   (926,809,279)   (1,246,419,884)    (918,869,964)
                                                            -------------   ---------------    -------------
Net increase (decrease) in
 net assets resulting from policy transactions ...........       (155,729)      122,696,315      (28,493,419)
                                                            -------------   ---------------    -------------
Total increase (decrease) in net assets ..................      5,759,280       128,133,362      (25,504,889)
Net assets at beginning of period ........................    189,140,131        61,006,769       86,511,658
                                                            -------------   ---------------    -------------
Net assets at end of period ..............................  $ 194,899,411   $   189,140,131    $  61,006,769
                                                            =============   ===============    =============

 See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                                             SMALL/MID CAP GROWTH SUBACCOUNT
                                                                       -------------------------------------------
                                                                           2001           2000            1999
                                                                       ------------   ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ......................................   $    (46,771)  $  1,206,888    $  1,388,661
 Realized gains (losses) ...........................................     (1,115,407)      (652,532)         13,375
 Change in unrealized appreciation (depreciation) during
  the period .......................................................      2,322,037        119,763      (1,001,208)
                                                                       ------------   ------------    ------------
Net increase in net assets resulting from operations ...............      1,159,859        674,119         400,828
Policy transactions:
 Net premiums from policyholders ...................................     45,895,670     27,528,989      11,809,133
 Net transfers to policyholders for benefits and terminations ......    (31,722,197)   (26,015,925)     (9,775,543)
                                                                       ------------   ------------    ------------
Net increase in net assets resulting from policy transactions ......     14,173,473      1,513,064       2,033,590
                                                                       ------------   ------------    ------------
Total increase in net assets .......................................     15,333,332      2,187,183       2,434,418
Net assets at beginning of period ..................................     12,113,014      9,925,831       7,491,413
                                                                       ------------   ------------    ------------
Net assets at end of period ........................................   $ 27,446,346   $ 12,113,014    $  9,925,831
                                                                       ============   ============    ============


                                                                             REAL ESTATE EQUITY SUBACCOUNT
                                                                       -------------------------------------------
                                                                           2001           2000            1999
                                                                       ------------   -------------   ------------
Increase (decrease) in net assets from operations:
 Net investment income .............................................   $    944,911   $  1,524,133    $    515,377
 Realized gains (losses) ...........................................      1,249,196      1,851,413        (735,504)
 Change in unrealized appreciation (depreciation) during
  the period .......................................................     (1,054,039)     1,041,612          80,925
                                                                       ------------   ------------    ------------
Net increase (decrease) in net assets resulting from operations ....      1,140,068      4,417,158        (139,202)
Policy transactions:
 Net premiums from policyholders ...................................     71,388,106    102,840,441      22,699,314
 Net transfers to policyholders for benefits and terminations ......    (64,824,033)   (98,637,433)    (18,093,640)
                                                                       ------------   ------------    ------------
Net increase in net assets resulting from policy transactions ......      6,564,073      4,203,008       4,605,674
                                                                       ------------   ------------    ------------
Total increase in net assets .......................................      7,704,141      8,620,166       4,466,472
Net assets at beginning of period ..................................     17,858,812      9,238,646       4,772,174
                                                                       ------------   ------------    ------------
Net assets at end of period ........................................   $ 25,562,953   $ 17,858,812    $  9,238,646
                                                                       ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                                                     GROWTH & INCOME SUBACCOUNT
                                                                             ---------------------------------------------
                                                                                 2001           2000            1999
                                                                             -------------  -------------  ---------------
Increase (decrease) in net assets from operations:
 Net investment income ....................................................  $    136,158   $ 33,281,395    $  22,850,302
 Realized gains (losses) ..................................................   (22,771,102)     2,197,930        6,207,253
 Change in unrealized depreciation during the period ......................    (6,624,392)   (63,700,088)      (5,814,839)
                                                                             ------------   ------------    -------------
Net increase (decrease) in net assets resulting from
 operations ...............................................................   (29,259,336)   (28,220,763)      23,242,716
Policy transactions:
 Net premiums from policyholders ..........................................    56,368,816     86,946,862      196,639,863
 Net transfers to policyholders for benefits and terminations .............   (67,951,729)   (85,615,541)    (106,763,955)
                                                                             ------------   ------------    -------------
Net increase (decrease) in net assets resulting from policy
 transactions .............................................................   (11,582,913)     1,331,321       89,875,908
                                                                             ------------   ------------    -------------
Total increase (decrease) in net assets ...................................   (40,842,249)   (26,889,442)     113,118,624
Net assets at beginning of period .........................................   182,636,457    209,525,899       96,407,275
                                                                             ------------   ------------    -------------
Net assets at end of period ...............................................  $141,794,208   $182,636,457    $ 209,525,899
                                                                             ============   ============    =============

                                                                                          MANAGED SUBACCOUNT
                                                                              --------------------------------------------
                                                                                  2001           2000            1999
                                                                              -------------  -------------  --------------
Increase (decrease) in net assets from operations:
 Net investment income ....................................................   $  2,090,720   $ 13,157,769    $ 10,756,436
 Realized gains (losses) ..................................................     (5,079,994)      (233,751)      2,233,258
 Change in unrealized depreciation during the period ......................       (644,512)   (13,708,391)     (6,419,069)
                                                                              ------------   ------------    ------------
Net increase (decrease) in net assets resulting from
 operations ...............................................................     (3,633,786)      (784,373)      6,570,625
Policy transactions:
 Net premiums from policyholders ..........................................     49,647,455     33,494,293     113,292,872
 Net transfers to policyholders for benefits and
  terminations ............................................................    (44,893,243)   (29,530,890)    (34,219,380)
                                                                              ------------   ------------    ------------
Net increase in net assets resulting from policy transactions .............      4,754,212      3,963,403      79,073,492
                                                                              ------------   ------------    ------------
Total increase in net assets ..............................................      1,120,426      3,179,030      85,644,117
Net assets at beginning of period .........................................    128,889,839    125,710,809      40,066,692
                                                                              ------------   ------------    ------------
Net assets at end of period ...............................................   $130,010,265   $128,889,839    $125,710,809
                                                                              ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                                                  SHORT-TERM BOND SUBACCOUNT
                                                                         --------------------------------------------
                                                                             2001            2000            1999
                                                                         -------------  -------------   -------------
Increase (decrease) in net assets from operations:
 Net investment income ................................................  $    806,245   $    883,541    $    907,486
 Realized gains (losses) ..............................................       575,731       (210,780)       (441,667)
 Change in unrealized appreciation (depreciation) during
 the period ...........................................................      (235,824)       451,906         (85,754)
                                                                         ------------   ------------    ------------
Net increase in net assets resulting from operations ..................     1,146,152      1,124,667         380,065
Policy transactions:
 Net premiums from policyholders ......................................    54,927,647     20,531,773      41,259,110
 Net transfers to policyholders for benefits and terminations .........   (55,031,484)   (16,825,756)    (49,156,693)
                                                                         ------------   ------------    ------------
Net increase in net assets resulting from policy transactions .........      (103,837)     3,706,017      (7,897,583)
                                                                         ------------   ------------    ------------
Total increase (decrease) in net assets ...............................     1,042,315      4,830,684      (7,517,518)
Net assets at beginning of period .....................................    16,559,672     11,728,988      19,246,506
                                                                         ------------   ------------    ------------
Net assets at end of period ...........................................  $ 17,601,987   $ 16,559,672    $ 11,728,988
                                                                         ============   ============    ============

                                                                                 SMALL CAP EQUITY SUBACCOUNT
                                                                         -------------------------------------------
                                                                             2001           2000            1999
                                                                         -------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income ................................................  $    (61,866)  $  1,934,297    $    344,711
 Realized losses ......................................................    (3,778,093)      (158,893)       (979,002)
 Change in unrealized appreciation (depreciation)
  during the period ...................................................     2,191,298     (4,241,216)        325,684
                                                                         ------------   ------------    ------------
Net decrease in net assets resulting from operations ..................    (1,648,661)    (2,465,812)       (308,607)
Policy transactions:
 Net premiums from policyholders ......................................    35,631,685     61,706,400      39,172,672
 Net transfers to policyholders for benefits and terminations .........   (34,578,560)   (51,931,035)    (30,591,417)
                                                                         ------------   ------------    ------------
Net increase in net assets resulting from policy transactions .........     1,053,125      9,775,365       8,581,255
                                                                         ------------   ------------    ------------
Total increase (decrease) in net assets ...............................      (595,536)     7,309,553       8,272,648
Net assets at beginning of period .....................................    26,092,949     18,783,396      10,510,748
                                                                         ------------   ------------    ------------
Net assets at end of period ...........................................  $ 25,497,413   $ 26,092,949    $ 18,783,396
                                                                         ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                                         INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                                                      -----------------------------------------------
                                                                          2001            2000             1999
                                                                      --------------  --------------  ---------------
Increase (decrease) in net assets from operations:
 Net investment income ...........................................    $     182,441   $   2,457,059    $   2,006,004
 Realized gains (losses) .........................................      (13,065,694)      2,209,044        1,907,809
 Change in unrealized appreciation (depreciation) during
  the period .....................................................        3,863,615     (11,479,826)       3,818,953
                                                                      -------------   -------------    -------------
Net increase (decrease) in net assets resulting from operations ..       (9,019,638)     (6,813,723)       7,732,766
Policy transactions:
 Net premiums from policyholders .................................       86,918,818      91,465,296       43,216,216
 Net transfers to policyholders for benefits and
  terminations ...................................................      (83,038,820)    (74,820,451)     (38,372,463)
                                                                      -------------   -------------    -------------
Net increase in net assets resulting from policy transactions ....        3,879,998      16,644,845        4,843,753
                                                                      -------------   -------------    -------------
Total increase (decrease) in net assets ..........................       (5,139,640)      9,831,122       12,576,519
Net assets at beginning of period ................................       41,366,171      31,535,049       18,958,530
                                                                      -------------   -------------    -------------
Net assets at end of period ......................................    $  36,226,531   $  41,366,171    $  31,535,049
                                                                      =============   =============    =============

                                                                                 EQUITY INDEX SUBACCOUNT
                                                                      -----------------------------------------------
                                                                          2001            2000             1999
                                                                      --------------  --------------  ---------------
Increase (decrease) in net assets from operations:
 Net investment income ...........................................    $   1,588,707   $   7,726,442    $   5,503,450
 Realized gains (losses) .........................................       (5,696,097)      4,357,007        7,681,081
 Change in unrealized appreciation (depreciation) during
  the period .....................................................      (16,711,259)    (30,073,491)       4,678,509
                                                                      -------------   -------------    -------------
Net increase (decrease) in net assets resulting from
 operations ......................................................      (20,818,649)    (17,990,042)      17,863,040
Policy transactions:
 Net premiums from policyholders .................................      163,829,988     155,703,961      225,994,914
 Net transfers to policyholders for benefits and
  terminations ...................................................     (116,472,269)   (126,828,610)    (147,909,470)
                                                                      -------------   -------------    -------------
Net increase in net assets resulting from policy
 transactions ....................................................       47,357,719      28,875,351       78,085,444
                                                                      -------------   -------------    -------------
Total increase in net assets .....................................       26,539,070      10,885,309       95,948,484
Net assets at beginning of period ................................      160,798,440     149,913,131       53,964,647
                                                                      -------------   -------------    -------------
Net assets at end of period ......................................    $ 187,337,510   $ 160,798,440    $ 149,913,131
                                                                      =============   =============    =============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                 GLOBAL BOND SUBACCOUNT
                                                                     ----------------------------------------------
                                                                          2001           2000             1999
                                                                     --------------  -------------  ---------------
Increase (decrease) in net assets from operations:
 Net investment income ............................................  $     523,234   $    430,194    $    424,767
 Realized gains (losses) ..........................................         54,217       (302,157)       (204,675)
 Change in unrealized appreciation (depreciation) during
   the period .....................................................       (860,920)       688,537        (433,526)
                                                                     -------------   ------------    ------------
Net increase (decrease) in net assets resulting from operations ...       (283,469)       816,574        (213,434)
Policy transactions:
 Net premiums from policyholders ..................................     13,487,190      8,796,366      11,387,398
 Net transfers to policyholders for benefits and terminations .....     (8,656,128)   (10,301,347)    (10,615,019)
                                                                     -------------   ------------    ------------
Net increase (decrease) in net assets resulting from policy
 transactions .....................................................      4,831,062     (1,504,981)        772,379
Total increase (decrease) in net assets ...........................      4,547,593       (688,407)        558,945
Net assets at beginning of period .................................      8,150,109      8,838,516       8,279,571
                                                                     -------------   ------------    ------------
Net assets at end of period .......................................  $  12,697,702   $  8,150,109    $  8,838,516
                                                                     =============   ============    ============

                                                                               EMERGING MARKETS SUBACCOUNT
                                                                     ---------------------------------------------
                                                                          2001           2000            1999
                                                                     -------------  --------------  --------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) .....................................  $      (1,973)  $    432,227    $    132,259
 Realized gains (losses) ..........................................     (2,416,530)    (1,410,734)        663,998
 Change in unrealized appreciation (depreciation) during
   the period .....................................................      2,375,454     (2,006,595)        432,248
                                                                     -------------   ------------    ------------
Net increase in net assets resulting from operations ..............        (43,049)    (2,985,102)      1,228,505
Policy transactions:
 Net premiums from policyholders ..................................     30,322,605     72,543,484      18,579,194
 Net transfers to policyholders for benefits and terminations .....    (29,539,278)   (68,002,822)    (16,271,324)
                                                                     -------------   ------------    ------------
Net increase in net assets resulting from policy
 transactions .....................................................        783,327      4,540,662       2,307,870
Total increase in net assets ......................................        740,278      1,555,560       3,536,375
Net assets at beginning of period .................................      5,278,940      3,723,380         187,005
                                                                     -------------   ------------    ------------
Net assets at end of period .......................................  $   6,019,218   $  5,278,940    $  3,723,380
                                                                     =============   ============    ============

 See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                                                   BOND INDEX SUBACCOUNT
                                                                         ------------------------------------------
                                                                             2001           2000           1999
                                                                         ------------   ------------    -----------
Increase (decrease) in net assets from operations:
 Net investment income ...............................................   $  1,177,354   $    487,512    $   130,136
 Realized gains (losses) .............................................        538,365        (53,751)      (104,174)
 Change in unrealized appreciation (depreciation) during
  the period .........................................................       (351,339)       472,128        (78,192)
                                                                         ------------   ------------    -----------
Net increase (decrease) in net assets resulting from operations ......      1,364,380        905,889        (53,230)
Policy transactions:
 Net premiums from policyholders .....................................     40,604,696     14,954,848      6,472,518
 Net transfers to policyholders for benefits and terminations ........    (26,565,597)    (8,187,184)    (2,358,694)
                                                                         ------------   ------------    -----------
Net increase in net assets resulting from policy transactions ........     14,039,099      6,767,664      4,113,824
Total increase in net assets .........................................     15,403,479      7,673,553      4,060,594
Net assets at beginning of period ....................................     12,799,604      5,126,051      1,065,457
                                                                         ------------   ------------    -----------
Net assets at end of period ..........................................   $ 28,203,083   $ 12,799,604    $ 5,126,051
                                                                         ============   ============    ===========



                                                                               SMALL/MID CAP CORE SUBACCOUNT
                                                                         ------------------------------------------
                                                                             2001           2000           1999
                                                                         ------------   ------------    -----------
Increase (decrease) in net assets from operations:
 Net investment income ...............................................   $     17,142   $    100,765    $    52,711
 Realized gains (losses) .............................................       (240,918)        52,147         65,733
 Change in unrealized appreciation (depreciation) during
  0the period ........................................................        534,166       (145,708)       (10,735)
                                                                         ------------   ------------    -----------
Net increase in net assets resulting from operations .................        310,390          7,204        107,709
Policy transactions:
 Net premiums from policyholders .....................................     25,636,739     18,340,255      5,817,483
 Net transfers to policyholders for benefits and terminations ........    (11,747,714)   (16,306,841)    (5,611,532)
                                                                         ------------   ------------    -----------
Net increase in net assets resulting from policy transactions ........     13,889,025      2,033,414        205,951
Total increase in net assets .........................................     14,199,415      2,040,618        313,660
Net assets at beginning of period ....................................      2,657,431        616,813        303,153
                                                                         ------------   ------------    -----------
Net assets at end of period ..........................................   $ 16,856,846   $  2,657,431    $   616,813
                                                                         ============   ============    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                                                          HIGH YIELD BOND SUBACCOUNT
                                                                                  --------------------------------------------
                                                                                       2001          2000            1999
                                                                                  ------------   ------------    -------------
Increase (decrease) in net assets from operations:
 Net investment income ........................................................   $    607,708   $    359,215    $    340,435
 Realized gains (losses) ......................................................       (974,822)      (207,326)         42,365
 Change in unrealized appreciation (depreciation) during
  the period ..................................................................        339,777       (650,931)       (139,659)
                                                                                  ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from operations .............................................        (27,337)      (499,042)        243,141
Policy transactions:
 Net premiums from policyholders ..............................................     52,681,738      9,819,846      19,870,990
 Net transfers to policyholders for benefits and terminations .................    (46,455,863)    (8,852,014)    (20,368,501)
                                                                                  ------------   ------------    ------------
Net increase (decrease) in net assets resulting from policy transactions ......      6,225,875        967,832        (497,511)
Total increase (decrease) in net assets .......................................      6,198,538        468,790        (254,370)
Net assets at beginning of period .............................................      4,742,004      4,273,214       4,527,584
                                                                                  ------------   ------------    ------------
Net assets at end of period ...................................................   $ 10,940,542   $  4,742,004    $  4,273,214
                                                                                  ============   ============    ============


                                                                                           TURNER CORE GROWTH SUBACCOUNT
                                                                                  -------------------------------------------
                                                                                      2001           2000           1999
                                                                                  -------------  ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) .................................................   $    (11,239)  $  3,072,760    $  1,315,438
 Realized gains (losses) ......................................................     (6,160,576)     2,749,177       1,038,462
 Change in unrealized appreciation (depreciation) during
  the period ..................................................................        462,307     (8,773,256)      1,626,646
                                                                                  ------------   ------------    ------------
Net increase (decrease) in net assets resulting from operations ...............     (5,709,508)    (2,951,319)      3,980,546
Policy transactions:
 Net premiums from policyholders ..............................................     19,490,344     57,091,019      23,098,524
 Net transfers to policyholders for benefits and terminations .................    (14,451,228)   (54,259,832)     (9,308,254)
                                                                                  ------------   ------------    ------------
Net increase in net assets resulting from policy transactions .................      5,039,116      2,831,187      13,790,270
Total increase (decrease) in net assets .......................................       (670,392)      (120,132)     17,770,816
Net assets at beginning of period .............................................     22,550,873     22,671,005       4,900,189
                                                                                  ------------   ------------    ------------
Net assets at end of period ...................................................   $ 21,880,481   $ 22,550,873    $ 22,671,005
                                                                                   ============  ============    ============

See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                  BRANDES INTERNATIONAL
                                                                                    EQUITY SUBACCOUNT
                                                                        ------------------------------------------
                                                                            2001           2000           1999
                                                                        ------------   ------------   ------------
Increase (decrease) in net assets from operations:
 Net investment income................................................  $    561,947   $  2,792,306   $    515,681
 Realized gains.......................................................     1,952,975      1,629,793        507,727
 Change in unrealized appreciation (depreciation) during
  the period..........................................................    (7,556,070)    (2,602,173)     3,486,097
                                                                        ------------   ------------   ------------
Net increase (decrease) in net assets resulting from operations.......    (5,041,148)     1,819,926      4,509,505
Policy transactions:
 Net premiums from policyholders......................................    54,859,060     34,606,916     12,134,533
 Net transfers to policyholders for benefits and terminations.........   (38,544,794)   (17,063,755)    (5,569,496)
                                                                        ------------   ------------   ------------
Net increase in net assets resulting from policy transactions........     16,314,266     17,543,161      6,565,037
                                                                        ------------   ------------   ------------
Total increase in net assets..........................................    11,273,118     19,363,087     11,074,542
Net assets at beginning of period.....................................    36,778,383     17,415,296      6,340,754
                                                                        ------------   ------------   ------------
Net assets at end of period...........................................  $ 48,051,501   $ 36,778,383   $ 17,415,296
                                                                        ============   ============   ============

                                                                                     FRONTIER CAPITAL
                                                                                 APPRECIATION SUBACCOUNT
                                                                        ------------------------------------------
                                                                            2001           2000           1999
                                                                        ------------   ------------   ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).........................................  $    (44,638)  $  5,746,620   $    449,994
 Realized gains (losses)..............................................    (4,000,460)     4,402,175        624,068
 Change in unrealized appreciation (depreciation) during
  the period..........................................................     3,601,003     (9,587,258)     3,431,408
                                                                        ------------   ------------   ------------
Net increase (decrease) in net assets resulting from operations.......      (444,095)       561,537      4,505,470
Policy transactions:
 Net premiums from policyholders .....................................    34,272,034     40,643,205     25,135,447
 Net transfers to policyholders for benefits and terminations.........   (24,795,925)   (34,557,509)   (22,331,613)
                                                                        ------------   ------------   ------------
Net increase in net assets resulting from policy transactions.........     9,476,109      6,085,696      2,803,834
                                                                        ------------   ------------   ------------
Total increase in net assets..........................................     9,032,014      6,647,233      7,309,304
Net assets at beginning of period.....................................    23,632,255     16,985,022      9,675,718
                                                                        ------------   ------------   ------------
Net assets at end of period...........................................  $ 32,664,269   $ 23,632,255   $ 16,985,022
                                                                        ============   ============   ============

See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                             CLIFTON ENHANCED US EQUITY
                                                                                      SUBACCOUNT
                                                                      ----------------------------------------
                                                                          2001           2000         1999
                                                                      ------------   ------------  -----------
Increase (decrease) in net assets from operations:
 Net investment income..............................................  $  1,006,518   $  1,393,023  $   518,137
 Realized gains (losses)............................................    (2,905,570)       132,736      264,436
 Change in unrealized appreciation (depreciation) during
  the period........................................................      (557,430)    (2,553,428)     151,562
                                                                      ------------   ------------  -----------
Net increase (decrease) in net assets resulting from operations.....    (2,456,482)    (1,027,669)     934,135
Policy transactions:
 Net premiums from policyholders....................................    37,017,246     15,685,529    6,480,741
 Net transfers to policyholders for benefits and terminations.......   (20,297,445)   (11,190,723)  (3,151,279)
                                                                      ------------   ------------  -----------
Net increase in net assets resulting from policy transactions.......    16,719,801      4,494,806    3,329,462
                                                                      ------------   ------------  -----------
Total increase in net assets........................................    14,263,319      3,467,137    4,263,597
Net assets at beginning of period...................................    10,205,351      6,738,214    2,474,617
                                                                      ------------   ------------  -----------
Net assets at end of period.........................................  $ 24,468,670   $ 10,205,351  $ 6,738,214
                                                                      ============   ============  ===========

                                                            LARGE CAP AGGRESSIVE             FUNDAMENTAL
                                                              GROWTH SUBACCOUNT           GROWTH SUBACCOUNT
                                                          -------------------------   -------------------------
                                                             2001          2000**        2001           2000**
                                                          -----------   -----------   -----------   -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)...........................  $    (3,151)  $     5,904   $    (4,020)  $   205,119
 Realized losses........................................     (362,890)      (11,798)   (1,548,338)      (46,349)
 Change in unrealized appreciation  (depreciation)
  during the period.....................................      131,647       (37,617)      509,072      (568,635)
                                                          -----------   -----------   -----------   -----------
Net decrease in net assets resulting from operations....     (234,394)      (43,511)   (1,043,286)     (409,865)
Policy transactions:
 Net premiums from policyholders........................    9,373,181     3,456,939     3,652,553     9,131,403
 Net transfers to policyholders for benefits and
  terminations..........................................   (6,935,633)   (3,068,441)   (3,703,958)   (6,708,404)
                                                          -----------   -----------   -----------   -----------
Net increase (decrease) in net assets resulting from
 policy transactions....................................    2,437,548       388,498       (51,405)    2,422,999
                                                          -----------   -----------   -----------   -----------
Total increase (decrease) in net assets.................    2,203,154       344,987    (1,094,691)    2,013,134
Net assets at beginning of period.......................      344,987            --     2,013,134            --
                                                          -----------   -----------   -----------   -----------
Net assets at end of period.............................  $ 2,548,141   $   344,987   $   918,443   $ 2,013,134
                                                          ===========   ===========   ===========   ===========

 _______________________________

 ** From April 28, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                                 AIM V.I. VALUE            FIDELITY VIP GROWTH
                                                                   SUBACCOUNT                   SUBACCOUNT
                                                           ---------------------------  ----------------------------
                                                               2001           2000*          2001          2000**
                                                           -------------  ------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ..........................   $     (1,923)  $    47,633   $    (10,687)   $    (1,420)
 Realized losses .......................................       (711,696)      (54,358)    (1,452,397)        (8,731)
 Change in unrealized appreciation (depreciation)
  during the period ....................................        190,958      (101,244)        (8,026)      (156,818)
                                                           ------------   -----------   ------------    -----------
Net decrease in net
 assets resulting from operations ......................       (522,661)     (107,969)    (1,471,110)      (166,969)
Policy transactions:
 Net premiums from policyholders .......................     14,927,640     4,263,052     28,833,063      6,655,609
 Net transfers to policyholders for benefits and
  terminations .........................................    (12,990,470)   (2,990,639)   (24,690,799)    (4,970,882)
                                                           ------------   -----------   ------------    -----------
Net increase in net assets resulting from policy
  transactions .........................................      1,937,170     1,272,413      4,142,264      1,684,727
                                                           ------------   -----------   ------------    -----------
Total increase in net assets ...........................      1,414,509     1,164,444      2,671,154      1,517,758
Net assets at beginning of period. .....................      1,164,444            --      1,517,758             --
                                                           ------------   -----------   ------------    -----------
Net assets at end of period ............................   $  2,578,953   $ 1,164,444   $  4,188,912    $ 1,517,758
                                                           ============   ===========   ============    ===========

 -------------------------

  * From April 24, 2000 (commencement of operations).
 ** From April 28, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                                     FIDELITY VIP II            JANUS ASPEN GLOBAL
                                                                  CONTRAFUND SUBACCOUNT        TECHNOLOGY SUBACCOUNT
                                                                --------------------------  ----------------------------
                                                                    2001         2000*          2001          2000**
                                                                -------------  -----------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ..............................    $      1,015   $   (1,017)  $     10,423    $     2,028
 Realized losses ...........................................        (470,107)     (11,057)      (705,841)       (69,974)
 Change in unrealized appreciation (depreciation)
  during the period ........................................          59,663      (35,244)         3,967        (98,497)
                                                                ------------   ----------   ------------    -----------
Net decrease in net assets resulting from
  operations ...............................................        (409,429)     (47,318)      (691,451)      (166,443)
Policy transactions:
 Net premiums from policyholders ...........................      14,889,228    1,758,982     15,124,945      2,902,504
 Net transfers to policyholders for benefits and
  terminations .............................................     (10,244,751)    (705,047)   (12,090,684)    (2,293,755)
                                                                ------------   ----------   ------------    -----------
Net increase in net assets resulting from policy
  transactions .............................................       4,644,477    1,053,935      3,034,261        608,749
                                                                ------------   ----------   ------------    -----------
Total increase in net assets ...............................       4,235,048    1,006,617      2,342,810        442,306
Net assets at beginning of period ..........................       1,006,617           --        442,306             --
                                                                ------------   ----------   ------------    -----------
Net assets at end of period ................................    $  5,241,665   $1,006,617   $  2,785,116    $   442,306
                                                                ============   ==========   ============    ===========

                                                                   JANUS ASPEN WORLDWIDE          MFS NEW DISCOVERY
                                                                     GROWTH SUBACCOUNT            SERIES SUBACCOUNT
                                                                --------------------------  -----------------------------
                                                                   2001         2000**          2001           2000*
                                                                ------------  ------------  -------------  --------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ..............................    $     1,163   $   175,411   $     91,210    $    (1,349)
 Realized gains (losses) ...................................       (377,539)     (140,835)      (428,468)        16,026
 Change in unrealized appreciation (depreciation)
  during the period ........................................        (72,698)      (61,271)       211,521        (94,403)
                                                                -----------   -----------   ------------    -----------
Net decrease in net assets resulting from
 operations ................................................       (449,074)     (185,015)      (125,737)       (79,726)
Policy transactions:
 Net premiums from policyholders ...........................      9,782,816     8,457,498     31,343,292      4,148,131
 Net transfers to policyholders for benefits and
  terminations .............................................     (8,218,272)   (7,234,105)   (23,599,696)    (2,889,948)
                                                                -----------   -----------   ------------    -----------
Net increase in net assets resulting from policy
  transactions .............................................      1,564,544     1,223,393      7,743,596      1,258,183
                                                                -----------   -----------   ------------    -----------
Total increase in net assets ...............................      1,115,470     1,038,378      7,617,859      1,178,457
Net assets at beginning of period. .........................      1,038,378            --      1,178,457             --
                                                                -----------   -----------   ------------    -----------
Net assets at end of period ................................    $ 2,153,848   $ 1,038,378   $  8,796,316    $ 1,178,437
                                                                ===========   ===========   ============    ===========

 -------------------------

  * From May 1, 2000 (commencement of operations).
 ** From June 29, 2000 (commencement of operations).

See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                        TEMPLETON               V.A. FINANCIAL
                                                                INTERNATIONAL SUBACCOUNT     INDUSTRIES SUBACCOUNT
                                                               ---------------------------  -----------------------
                                                                   2001           2000*             2001**
                                                               ------------   ------------  -----------------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................  $     85,627   $       (640)        $     693
 Realized gains (losses).....................................      (752,426)        11,899              (150)
 Change in unrealized appreciation (depreciation)
  during the period..........................................       113,268         15,320            (5,763)
                                                               ------------   ------------         ---------
Net increase (decrease)  in net assets resulting from
 operations..................................................      (553,531)        26,579            (5,220)
Policy transactions:
 Net premiums from policyholders.............................    43,355,972     11,365,793           408,104
 Net transfers to policyholders for benefits and
  terminations...............................................   (40,524,558)   (10,522,033)         (259,796)
                                                               ------------   ------------         ---------
Net increase in net assets resulting from policy
 transactions................................................     2,831,414        843,760           148,308
                                                               ------------   ------------         ---------
Total increase in net assets.................................     2,277,883        870,339           143,088
Net assets at beginning of period............................       870,339             --                --
                                                               ------------   ------------         ---------
Net assets at end of period..................................  $  3,148,222   $    870,339         $ 143,088
                                                               ============   ============         =========

 _________________________

  * From May 1, 2000 (commencement of operations).
 ** From commencement of operations (refer to footnote 6b).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       FOR THE PERIODS ENDED DECEMBER 31,

                                                      V.A. RELATIVE  V.A. STRATEGIC     HEALTH     INTERNATIONAL
                                                          VALUE          INCOME        SCIENCES       EQUITY
                                                       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                      -------------  --------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)......................    $      170     $     5,221    $      (457)   $        43
 Realized gains (losses)...........................        17,298           7,133         (2,122)       (10,857)
 Change in unrealized appreciation
  (depreciation) during the period.................         1,589          (3,537)        (4,934)        (2,585)
                                                       ----------     -----------    -----------    -----------
Net increase (decrease) in net assets
 resulting from operations.........................        19,057           8,817         (7,513)       (13,399)
Policy transactions:
 Net premiums from policyholders...................       982,369       1,077,976      1,607,875      1,803,664
 Net transfers to policyholders for benefits
  and terminations.................................      (515,153)       (721,270)       (59,706)    (1,372,651)
                                                       ----------     -----------    -----------    -----------
Net increase in net assets resulting from
 policy transactions. .............................       467,216         356,706      1,548,169        431,013
                                                       ----------     -----------    -----------    -----------
Total increase in net assets.......................       486,273         365,523      1,540,656        417,614
Net assets at beginning of period..................            --              --             --             --
                                                       ----------     -----------    -----------    -----------
Net assets at end of period........................    $  486,273     $   365,523    $ 1,540,656    $   417,614
                                                       ==========     ===========    ===========    ===========

                                                       LARGE CAP     LARGE/MID CAP    SMALL CAP       AIM V.I.
                                                       VALUE CORE       VALUE           VALUE          GROWTH
                                                       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                      ------------   -------------   ------------   ------------
Increase (decrease) in net assets from
 operations:
 Net investment income.............................    $    2,995     $    10,265    $    32,296    $       106
 Realized losses...................................        (1,012)        (52,836)       (51,686)          (522)
 Change in unrealized appreciation
  (depreciation) during the period.................         2,334         390,633        950,055           (481)
                                                       ----------     -----------    -----------    -----------
Net increase (decrease) in net assets
 resulting from operations.........................         4,317         348,062        930,665           (897)
Policy transactions:
 Net premiums from policyholders...................     2,488,224      43,631,124     19,262,591        105,110
 Net transfers to policyholders for benefits
  and terminations.................................       (47,163)     (2,093,619)    (7,950,541)        (1,471)
                                                       ----------     -----------    -----------    -----------
Net increase in net assets resulting from
 policy transactions...............................     2,441,061      41,537,505     11,312,050        103,639
                                                       ----------     -----------    -----------    -----------
Total increase in net assets.......................     2,445,378      41,885,567     12,242,715        102,742
Net assets at beginning of period..................            --              --             --             --
                                                       ----------     -----------    -----------    -----------
Net assets at end of period........................    $2,445,378     $41,885,567    $12,242,715    $   102,742
                                                       ==========     ===========    ===========    ===========

   ______________________

 * From commencement of operations (refer to footnote 6b).

See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       FOR THE PERIODS ENDED DECEMBER 31,

                                                                                          MFS INVESTORS   MFS RESEARCH
                                                                                             GROWTH          SERIES
                                                                                           SUBACCOUNT      SUBACCOUNT
                                                                                         -------------    --------------
                                                                                              2001*           2001*
                                                                                         -------------    --------------
Increase (decrease) in net assets from operations:
 Net investment loss ............................................................          $     (17)         $      (9)
 Realized losses ................................................................             (1,101)            (1,524)
 Change in unrealized appreciation (depreciation) during the period .............               (591)             2,983
                                                                                           ---------          ---------
Net increase (decrease) in net assets resulting from operations .................             (1,709)             1,450
Policy transactions:
 Net premiums from policyholders ................................................            165,599             99,292
 Net transfers to policyholders for benefits and terminations ...................            (10,677)           (19,075)
                                                                                           ---------          ---------
Net increase in net assets resulting from policy transactions ...................            154,922             80,217
                                                                                           ---------          ---------
Total increase in net assets ....................................................            153,213             81,667
Net assets at beginning of period ...............................................                 --                 --
                                                                                           ---------          ---------
Net assets at end of period .....................................................          $ 153,213          $  81,667
                                                                                           =========          =========

  -------------------------

* From commencement of operations (refer to footnote 6b).

See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2001

1. ORGANIZATION

     John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. Currently, the Account funds VEP Classes #1, #2 and #3, VCOLI Classes #4, #5 and #6, V MEVL Class #7, MVEP Class #8, MVUL Class #9, MVUL98 Class #10, MVEP Class #11, MEVL3 Class #12, VEP2 Class #13, VEP3 Class #14 and MVCOH Class #15. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of forty-five subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Trust), John Hancock Declaration Trust (Declaration Trust) or of other outside investment trusts (Outside Trusts). New subaccounts may be added as new Portfolios are added to the Trust, Declaration Trust or to the Outside Trusts, or as other investment options are developed and made available to policyholders. The forty-five Portfolios of the Trust, Declaration Trust and the Outside Trusts which are currently available are the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets (formerly Emerging Markets Equity), Bond Index, Small Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, Aim V.I. Value, Fidelity VIP Growth, Fidelity VIP Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, Templeton International, V.A. Financial Industries, V.A. Relative Value, V.A. Strategic Income, Health Sciences, International Equity, Large Cap Value CORE, Large/Mid Cap Value, Small Cap Value (formerly Small/Mid Cap Value), AIM V.I. Growth, MFS Investors Growth and MFS Research Series Portfolios. Each portfolio has a different investment objective.

     The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

     The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

     Investment in shares of the Trust, Declaration Trust and of the Outside Trust are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolios shares are determined on the basis of identified cost.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .05% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

 Amounts Receivable/Payable

  Receivables/Payables to/from portfolios/JHVLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective portfolios' shares. The amounts are due to/from either the respective portfolio and/or John Hancock Variable Life Insurance Company for the benefit of policyholders.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.

4. NEW AUDIT GUIDE

  Effective January 1, 2001, the Account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide), as revised, effective for fiscal years beginning after December 15, 2001. The adoption of the Guide did not impact the total net assets of the subaccounts for fiscal year 2001. Certain disclosures in the financial statements of the Account have changed as a result of the adoption of the Guide. The financial statement presentation of the account for the years prior to 2001 have not been restated.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5.   DETAILS OF INVESTMENTS

     The details of the shares owned, cost and value of investments in the Subaccounts of the Trust, Declaration Trust and of the Outside Trusts at December 31, 2001 were as follows:


                                         SHARES
SUBACCOUNT                                OWNED        COST          VALUE
----------                               ------        ----          -----
Large Cap Growth ...................    7,186,917  $166,795,604   $111,704,800
Active Bond ........................    6,936,630    65,591,211     66,269,409
International Equity Index .........    2,390,440    32,096,126     28,861,551
Small Cap Growth ...................    3,138,723    39,923,210     36,951,517
Global Balanced ....................      486,880     4,424,531      4,171,226
Mid Cap Growth .....................    4,471,772    68,814,519     43,998,802
Large Cap Value ....................    5,827,602    81,958,055     82,486,053
Money Market .......................  194,899,411   194,899,411    194,899,411
Small/Mid Cap Growth ...............    1,947,755    25,966,878     27,446,346
Real Estate Equity .................    1,887,011    25,980,539     25,562,953
Growth & Income ....................   11,883,355   209,979,823    141,794,208
Managed ............................    9,939,306   148,739,926    130,010,266
Short-Term Bond ....................    1,740,846    17,620,581     17,601,987
Small Cap Equity ...................    2,900,330    27,749,921     25,497,414
International Opportunities ........    3,894,614    39,139,371     36,226,531
Equity Index .......................   12,614,511   222,896,795    187,337,510
Global Bond ........................    1,303,950    13,272,322     12,697,702
Emerging Markets ...................      934,901     5,215,822      6,019,218
Bond Index .........................    2,852,414    28,170,703     28,203,083
Small/Mid Cap CORE .................    1,717,214    16,460,405     16,856,846
High Yield Bond ....................    1,601,843    11,241,939     10,940,542
Turner Core Growth .................    1,632,872    27,955,481     21,880,480
Brandes International Equity .......    3,884,519    54,670,040     48,051,501
Frontier Capital Appreciation ......    1,929,372    35,150,521     32,664,269
Clifton Enhanced US Equity .........    1,804,474    27,331,446     24,468,670
Large Cap Aggressive Growth ........      313,894     2,454,111      2,548,141
Fundamental Growth .................      108,270       978,005        918,443
AIM V.I. Value .....................      110,448     2,489,238      2,578,953
Fidelity VIP Growth ................      125,117     4,353,756      4,188,912
Fidelity VIP II Contrafund .........      261,299     5,217,246      5,241,665
Janus Aspen Global Technology ......      682,627     2,879,646      2,785,116
Janus Aspen Worldwide Growth .......       75,893     2,288,267      2,153,848
MFS New Discovery Series ...........      576,052     8,679,198      8,796,316
Templeton International ............      268,162     3,019,634      3,148,222
V.A. Financial Industries ..........        9,828       148,851        143,088
V.A. Relative Value ................       50,028       484,684        486,273
V.A. Strategic Income ..............       42,306       369,060        365,523
Health Sciences ....................      157,083     1,545,590      1,540,656
International Equity ...............       55,307       420,200        417,615
Large Cap Value CORE ...............      248,671     2,443,044      2,445,378
Large/Mid Cap Value ................    3,935,043    41,494,934     41,885,567
Small Cap Value ....................      889,692    11,292,660     12,242,715
AIM V.I. Growth ....................        6,291       103,223        102,742
MFS Investors Growth ...............       15,682       153,804        153,213
MFS Research Series ................        5,703        78,684         81,667

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

     Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Trust, Declaration Trust and of the Outside Trusts during 2001 were as follows:


     SUBACCOUNT                                     PURCHASES        SALES
     ----------                                     ---------        -----
Large Cap Growth ...............................   $ 30,853,807   $ 23,898,959
Active Bond ....................................     39,858,390     23,249,336
International Equity Index .....................     24,016,650     22,497,024
Small Cap Growth ...............................     25,532,184     19,444,104
Global Balanced ................................      2,901,470      1,944,782
Mid Cap Growth .................................     31,214,397     20,068,967
Large Cap Value ................................     50,502,636     19,548,962
Money Market ...................................    297,642,258    291,882,978
Small/Mid Cap Growth ...........................     24,833,161     10,706,459
Real Estate Equity .............................     30,104,043     21,841,421
Growth & Income ................................     28,608,470     40,055,225
Managed ........................................     35,756,073     28,231,574
Short-Term Bond ................................     21,509,634     20,807,226
Small Cap Equity ...............................     13,564,975     12,573,715
International Opportunities ....................     40,475,461     36,413,022
Equity Index ...................................    103,673,321     48,706,525
Global Bond ....................................      7,685,568      2,331,272
Emerging Markets ...............................     16,049,120     15,267,766
Bond Index .....................................     23,983,482      8,723,707
Small/Mid Cap CORE .............................     17,734,314      3,828,147
High Yield Bond ................................     27,157,545     20,323,962
Turner Core Growth .............................     14,412,984      9,385,108
Brandes International Equity ...................     35,283,458     16,557,892
Frontier Capital Appreciation ..................     21,799,567     12,114,942
Clifton Enhanced US Equity .....................     26,158,622      8,432,303
Large Cap Aggressive Growth ....................      5,602,281      3,167,884
Fundamental Growth .............................      1,278,434      1,333,859
AIM V.I. Value .................................     10,331,856      8,344,723
Fidelity VIP Growth ............................     29,273,933     23,818,899
Fidelity VIP II Contrafund .....................     12,148,128      7,474,791
Janus Aspen Global Technology ..................      6,722,532      3,677,848
Janus Aspen Worldwide Growth ...................      3,609,407      2,043,700
MFS New Discovery Series .......................     18,122,724     10,284,066
Templeton International ........................     17,092,221     13,429,496
V.A. Financial Industries ......................        417,117        263,888
V.A. Relative Value ............................      1,227,827        733,321
V.A. Strategic Income ..........................      1,081,958        720,031
Health Sciences ................................      1,598,930         51,218
International Equity ...........................      1,721,703      1,290,646
Large Cap Value CORE ...........................      2,459,823         15,767
Large/Mid Cap Value ............................     42,671,729      1,123,959
Small Cap Value ................................     15,324,859      3,914,970
AIM V.I. Growth ................................        106,775          3,030
MFS Investors Growth ...........................        162,290          7,385
MFS Research Series ............................         97,798         17,590

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

6.   UNIT VALUES

     A summary of unit values and units outstanding for variable life contracts and the expense and investment income ratios, excluding expenses of the underlying Portfolios were as follows:

                                                                                    FOR THE YEAR OR PERIOD
                                        AT DECEMBER 31, 2001                       ENDED DECEMBER 31, 2001
                                 ----------------------------------    ---------------------------------------------------
                                            UNIT FAIR                    EXPENSES                             TOTAL
                                              VALUE                       RATIO*         INVSTMENT          RETURN***
                                  UNITS      LOWEST         ASSETS       LOWEST TO         INCOME           LOWEST TO
SUBACCOUNT                       (000s)    TO HIGHEST       (000S)        HIGHEST         RATIO**            HIGHEST
----------                       ------  --------------    --------    -------------     ---------          ----------
Large Cap Growth                  5,041  $14.90 to $55.19  $111,705    .05% to .625%       0.25%      (18.24)% to (17.54)%
Active Bond                       3,557   13.84 to 33.56     66,269     .05 to .625        7.43           6.80 to 235.60/c/
International Equity Index        2,265    9.87 to 19.15     28,862     .05 to .625        2.11        (20.79) to 91.50/c/
Small Cap Growth                  2,437   14.70 to 16.83     36,952     .05 to .625          --/a/     (13.09) to 52.30/c/
Global Balanced                     371   10.88 to 11.56      4,171     .05 to .625        1.61         (7.01) to (6.40)
Mid Cap Growth                    3,002   14.20 to 16.04     43,999     .05 to .625          --/a/     (37.33) to 47.10/c/
Large Cap Value                   4,594   15.58 to 18.90     82,486     .05 to .625        1.83           0.61 to 89.00/c/
Money Market                     14,320   12.56 to 19.75    194,899     .05 to .625        4.52           3.26 to 44.40/c/
Small/Mid Cap Growth              1,541   14.13 to 23.00     27,446     .05 to .625          --/a/        2.14 to 2.78
Real Estate Equity                1,239   13.29 to 32.43     25,563     .05 to .625        5.34           5.07 to 224.30/c/
Growth & Income                   6,069   13.99 to 59.88    141,794     .05 to .625        0.64        (16.00) to (15.45)
Managed                           4,490   14.88 to 45.55    130,010     .05 to .625        2.69         (3.47) to (2.84)
Short Term Bond                   1,192   13.29 to 15.68     17,602     .05 to .625        6.60           7.40 to 56.80/c/
Small Cap Equity                  2,371   10.30 to 11.04     25,497     .05 to .625        0.07         (4.40) to 10.40/c/
International Opportunities       3,321   10.79 to 11.18     36,227     .05 to .625        1.01        (21.41) to (20.88)
Equity Index                     10,568   15.82 to 18.87    187,338     .05 to .625        1.51        (12.54) to 88.70/c/
Global Bond                         948   12.73 to 13.72     12,698     .05 to .625        7.05         (2.07) to 37.20/c/
Emerging Markets                    818    7.29 to 7.46       6,019     .05 to .625        0.34         (4.20) to (25.40)/c/
Bond Index                        2,263   12.30 to 12.58     28,203     .05 to .625        6.79           7.05 to 25.80/c/
Small/Mid Cap CORE                1,488   11.19 to 11.75     16,857     .05 to .625        0.48           0.35 to 14.40/c/
High Yield Bond                   1,191    9.08 to 9.29      10,941     .05 to .625       10.95      (7.10)/c/ to 2.09
Turner Core Growth                1,231   16.67 to 19.69     21,880     .05 to .625        0.15        (24.06) to 96.90/c/
Brandes International Equity      3,104   15.28 to 16.10     48,052     .05 to .625        1.88        (13.30) to 58.60/c/
Frontier Capital Appreciation     1,548   19.76 to 24.69     32,664     .05 to .625          --/a/      (1.60) to (0.99)
Clifton Enhanced US Equity        1,779   10.25 to 13.90     24,469     .05 to .625        6.38        (13.16) to (13.02)
Large Cap Aggressive Growth         369    6.67 to 8.33       2,548     .05 to .625          --/a/  (16.70)/c/ to (14.65)
Fundamental Growth                  124    6.14 to 10.16        918     .05 to .625          --/a/     (32.67) to 1.60
Janus Aspen Global Technology       658    4.20 to 4.24       2,785     .05 to .625        1.15     (57.60)/c/ to (37.37)
Janus Aspen Worldwide Growth        335    6.40 to 6.46       2,154     .05 to .625        0.40        (23.05) to (22.63)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                                                                   FOR THE YEAR OR PERIOD
                                       AT DECEMBER 31, 2001                       ENDED DECEMBER 31, 2001
                                 --------------------------------    ---------------------------------------------------
                                            UNIT FAIR                  EXPENSES                             TOTAL
                                              VALUE                     RATIO*         INVSTMENT          RETURN***
                                 UNITS       LOWEST       ASSETS       LOWEST TO         INCOME           LOWEST TO
SUBACCOUNT                       (000s)    TO HIGHEST     (000S)        HIGHEST         RATIO**            HIGHEST
----------                       ------  --------------  --------    -------------     ---------          ----------
AIM V.I. Value                     251   $7.08 to $29.72  $ 2,579    .05% to .625%       0.15%        (15.30)% to (12.56)%
Fidelity VIP Growth                266    7.07 to 71.07     4,189     .05 to .625          --/a/       (18.22) to 610.70/c/
Fidelity VIP II Contrafund         512    8.20 to 27.72     5,242     .05 to .625        0.22          (12.97) to (12.36)
MFS New Discovery Series           922    9.06 to $16.49    8,796     .05 to .625          --/a/        (5.59) to (4.98)
Templeton International            372    8.17 to 21.12     3,148     .05 to .625        3.71          (16.55) to (16.02)
V.A. Financial Industries           14    9.09 to 15.63       143     .05 to .625        1.60/b/     (9.10)/c/ to 56.30/c/
V.A. Relative Value                 38    9.52 to 17.59       486     .05 to .625        0.23/b/     (4.80)/c/ to 75.90/c/
V.A. Strategic Income               34   10.33 to 13.79       366     .05 to .625       11.20/b/       3.30/c/ to 37.90/c/
Health Sciences                    157    9.77 to 9.81      1,541     .05 to .625          --/a/     (2.30)/c/ to (1.90)/c/
International Equity                51    8.03 to 8.43        418     .05 to .625        0.17/b/    (19.70)/c/ to (15.70)/c/
Large Cap Value CORE               251    9.59 to 10.37     2,445     .05 to .625        0.52/b/     (4.10)/c/ to 3.70/c/
Large/Mid Cap Value              4,362    9.40 to 11.05    41,886     .05 to .625        0.15/b/     (6.00)/c/ to 10.50/c/
Small Cap Value                  1,125   10.44 to 16.79    12,243     .05 to .625        1.03/b/       4.40/c/ to 67.90/c/
AIM V.I. Growth                     11    8.44 to 20.77       103     .05 to .625        0.46/b/    (15.60)/c/ to 107.70/c/
MFS Investors Growth                17    8.72 to 9.97        153     .05 to .625          --/a/    (12.80)/c/ to (0.30)/c/
MFS Research Series                  5    8.59 to 18.67        82     .05 to .625          --/a/    (14.10)/c/ to 86.70/c/

  * These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
 ** These amounts represent the dividends and other income received by the subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period
a.   Portfolio distributed no dividends during the year.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 b. Investment income ratio is annualized. From commencement of operations as follows:

     V.A. Financial Industries        May 15, 2001
     V.A. Relative Value              June 14, 2001
     V.A. Strategic Income            September 24, 2001
     International Equity             June 7, 2001
     Large Cap Value CORE             May 11, 2001
     Large/Mid Cap Value              May 2, 2001
     Small Cap Value                  May 15, 2001
     AIM V.I. Growth                  June 4, 2001

 c. From commencement of operations as follows. $10 initial offering price.

     Active Bond                      October 18, 2001
     International Equity Index       December 12, 2001
     Small Cap Growth                 November 8, 2001
     Mid Cap Growth                   July 26, 2001
     Large Cap Value                  December 12, 2001
     Money Market                     July 26, 2001
     Real Estate Equity               July 26, 2001
     Short Term Bond                  October 8, 2001
     Small Cap Equity                 December 10, 2001
     Equity Index                     July 26, 2001
     Global Bond                      October 8, 2001
     Emerging Markets                 December 10, 2001
     Bond Index                       October 8, 2001
     Small/Mid Cap CORE               July 26, 2001
     High Yield Bond                  October 8, 2001
     Turner Core Growth               October 8, 2001
     Brandes International Equity     July 26, 2001
     Large Cap Aggressive Growth      December 12, 2001
     Fidelity VIP Growth              December 12, 2001
     Janus Aspen Global Technology    December 5, 2001
     V.A. Financial Industries        July 7 and May 15, 2001, respectively
     V.A. Relative Value              June 21 and August 10, 2001, respectively
     V.A. Strategic Income            October 2 and Sept. 24, 2001, respectively
     Health Sciences                  June 15 and 4, 2001, respectively
     International Equity             August 29 and Nov. 4, 2001, respectively
     Large Cap Value CORE             July 2 and December 13, 2001, respectively
     Large/Mid Cap Value              May 10 and 2, 2001, respectively
     Small Cap Value                  May 25 and 15, 2001, respectively
     AIM V.I. Growth                  October 17 and December 5, 2001, respectively
     MFS Investors Growth             December 5 and June 15, 2001, respectively
     MFS Research Series              October 17 and Aug. 23, 2001, respectively

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE                                      PAGE
Account ................................................   33
account value ..........................................    9
Additional Sum Insured .................................   16
annual processing date .................................   17
attained age ...........................................   10
Basic Sum Insured ......................................   15
beneficiary ............................................   45
business day ...........................................   34
changing Option A or B .................................   19
changing the Total Sum Insured .........................   18
charges ................................................    9
Code ...................................................   40
cost of insurance rates ................................   10
date of issue ..........................................   35
death benefit ..........................................    5
deductions .............................................    9
dollar cost averaging ..................................   15
enhanced cash value rider ..............................   18
expenses of the Series Funds ...........................   11
fixed investment option ................................   34
full surrender .........................................   15
fund ...................................................    2
grace period ...........................................    7
guaranteed minimum death benefit .......................    7
Guaranteed Minimum Death Benefit Premium ...............    8
insurance charge .......................................   10
insured person .........................................    5
investment options .....................................    1
JHVLICO ................................................   33
lapse ..................................................    7
loan ...................................................   15
loan interest ..........................................   16
maximum premiums .......................................    6
Minimum Initial Premium ................................   34
minimum insurance amount ...............................   17
minimum premiums .......................................    6
modified endowment contract ............................   42
monthly deduction date .................................   35
mortality and expense risk charge ......................   10
Option A; Option B .....................................   17
optional benefits charge ...............................   11
optional extra death benefit feature ...................   17
owner ..................................................    5
partial withdrawal .....................................   15
partial withdrawal charge ..............................   11
payment options ........................................   20
Planned Premium ........................................    7
policy anniversary .....................................   35
policy split option ....................................   18
policy year ............................................   35
premium; premium payment ...............................    5
prospectus .............................................    3
receive; receipt .......................................   22
reinstate; reinstatement ...............................    7
sales charge ...........................................    9
SEC ....................................................    2
Separate Account S .....................................   33
Series Funds ...........................................    2
Servicing Office .......................................    2
special loan account ...................................   16
subaccount .............................................   33
surrender ..............................................    5
surrender value ........................................   15
Target Premium .........................................    9
tax considerations .....................................   40
telephone transfers ....................................   22
Total Sum Insured ......................................   16
transfers of account value .............................   14
variable investment options ............................    1
we; us .................................................   33
withdrawal .............................................   15
withdrawal charges .....................................   11
you; your ..............................................    5

                           PROSPECTUS DATED MAY 1, 2002
              ----------------------------------------------------
                         VARIABLE ESTATE PROTECTION PLUS
              ----------------------------------------------------

         a flexible premium variable life survivorship insurance policy issued by
            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

------------------------------------------------------------------------------------------------------------------------
  VARIABLE INVESTMENT OPTION                                        MANAGED BY
  --------------------------                                        ----------
  Equity Index .................................................  SSgA Funds Management, Inc.
  Large Cap Value ..............................................  T. Rowe Price Associates, Inc.
  Large Cap Value CORE(SM) .....................................  Goldman Sachs Asset Management
  Large Cap Growth .............................................  Independence Investment LLC
  Large Cap Aggressive Growth ..................................  Alliance Capital Management L.P.
  Growth & Income ..............................................  Independence Investment LLC and Putnam Investment
                                                                   Management, LLC
  Fundamental Value ............................................  Wellington Management Company, LLP
  Multi Cap Growth .............................................  Janus Capital Management, LLC
  Fundamental Growth ...........................................  Putnam Investment Management, LLC
  Small/Mid Cap CORE(SM) .......................................  Goldman Sachs Asset Management
  Small/Mid Cap Growth .........................................  Wellington Management Company, LLP
  Small Cap Equity .............................................  Capital Guardian Trust Company
  Small Cap Value ..............................................  T. Rowe Price Associates, Inc.
  Small Cap Growth .............................................  John Hancock Advisers, LLC
  V.A. Relative Value ..........................................  John Hancock Advisers, LLC
  AIM V.I. Premier Equity ......................................  A I M Advisors, Inc.
  AIM V.I. Capital Development .................................  A I M Advisors, Inc.
  Fidelity VIP Growth ..........................................  Fidelity Management and Research Company
  Fidelity VIP Contrafund(R) ...................................  Fidelity Management and Research Company
  MFS Investors Growth Stock ...................................  MFS Investment Management(R)
  MFS Research .................................................  MFS Investment Management(R)
  MFS New Discovery ............................................  MFS Investment Management(R)
  International Equity Index ...................................  Independence Investment LLC
  International Opportunities ..................................  T. Rowe Price International, Inc.
  Fidelity VIP Overseas ........................................  Fidelity Management and Research Company
  Emerging Markets Equity ......................................  Morgan Stanley Investment Management Inc.
  Janus Aspen Worldwide Growth .................................  Janus Capital Management, LLC
  Real Estate Equity ...........................................  Independence Investment LLC and Morgan Stanley
                                                                  Investment Management Inc.
  Health Sciences ..............................................  Putnam Investment Management, LLC
  V.A. Financial Industries ....................................  John Hancock Advisers, LLC
  Janus Aspen Global Technology ................................  Janus Capital Management, LLC
  Managed ......................................................  Independence Investment LLC and Capital Guardian Trust
                                                                   Company
  Global Balanced ..............................................  Capital Guardian Trust Company
  Short-Term Bond ..............................................  Independence Investment LLC
  Bond Index ...................................................  Mellon Bond Associates, LLP
  Active Bond ..................................................  John Hancock Advisers, LLC
  V.A. Strategic Income ........................................  John Hancock Advisers, LLC
  High Yield Bond ..............................................  Wellington Management Company, LLP
  Global Bond ..................................................  Capital Guardian Trust Company
  Money Market .................................................  Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the John Hancock Declaration Trust, the AIM Variable Insurance Funds, Fidelity's Variable Insurance Products Fund (Service Class) and Variable Insurance Products Fund II (Service Class), the MFS Variable Insurance Trust (Initial Class Shares), and the Janus Aspen Series (Service Shares Class) (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as
"funds".   In the prospectuses for the Series Funds, the investment options may be referred to as "funds", "portfolios" or "series".

  Each Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus are prospectuses for the Series Funds. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *

                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

                EXPRESS DELIVERY                       U.S. MAIL
                ----------------                       ---------
              529 Mail Street (X-4)                  P.O. Box 111
              Charlestown, MA 02129                Boston, MA 02117


                             PHONE: 1-800-732-5543

                              FAX: 1-617-886-3048

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 24.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 33.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 48.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 128.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Series Funds begin.

                                   **********

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy.
Here are the page numbers where the questions and answers appear:

Question                                                              Beginning on page
--------                                                              -----------------
..What is the policy? ..............................................           5

..Who owns the policy? .............................................           5

..How can you invest money in the policy? ..........................           5

..Is there a minimum amount you must invest? .......................           7

..How will the value of your investment in the policy
  change over time? ...............................................           8

..What charges will we deduct from your investment in the
  policy? .........................................................           9

..What charges will the Series Funds deduct from your
  investment in the policy? .......................................          11

..What other charges could we impose in the future? ................          14

..How can you change your policy's investment allocations? .........          14

..How can you access your investment in the policy? ................          15

..How much will we pay when the last insured person dies? ..........          16

..Can you add optional benefit riders? .............................          19

..How can you change your policy's insurance coverage? .............          19

..Can you cancel your policy after it's issued? ....................          20

..Can you choose the form in which we pay out policy proceeds? .....          20

..To what extent can we vary the terms and conditions of
  our policies in particular cases? ...............................          21

..How will your policy be treated for income tax purposes? .........          22

..How do you communicate with us? ..................................          22

 WHAT IS THE POLICY?

  This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected. If the life insurance protection is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate you will be issued and not to the master group policy.

  While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN YOU INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $100.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
41. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating. We reserve the right to limit premium payments above the amount of cumulative Guaranteed Minimum Death Benefit Premiums (whether or not the guaranteed minimum death benefit feature described on page 7 is in effect).

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

     . if we agree to it, through a salary deduction plan with your employer.

     You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT YOU MUST INVEST?

Planned Premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed minimum death benefit feature" below).

Lapse and reinstatement

     Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date (as defined on page 36), we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 2 years from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

     This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option A (see "How much will we pay when the last insured person dies?" on page 16). The feature guarantees that your Basic Sum Insured will not lapse, regardless of adverse investment performance, if both of the following are true:

       . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "How much will we pay when the last insured person dies?" on page 16), and

       . on each monthly deduction date the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

     The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium") is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

     No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will we pay when the last insured person dies?" on page 16).

     If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

     The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How
                 ---
much will we pay when the last insured person dies?" on page 16).

     The guaranteed minimum death benefit feature will cease to apply on the policy anniversary nearest the 100th birthday of the younger insured person (whether or not such insured person is then alive). Also, the feature cannot be reinstated after that policy anniversary. However, the optional "Age 100 waiver of charges rider", if elected at the time of application for the policy, will continue the guaranteed minimum death benefit feature beyond that policy anniversary.

     If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

HOW WILL THE VALUE OF YOUR INVESTMENT IN THE POLICY CHANGE OVER TIME?

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" on page 37.)

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will we deduct from my investment in the policy?" below.

     The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in the fixed investment option will not be subject to the asset-based risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

     At any time, the "account value" of your policy is equal to:

       . the amount you invested,

       . plus or minus the investment experience of the investment options you've chosen,

       . minus all charges we deduct, and

       . minus all withdrawals you have made.

If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed on page 38.

 WHAT CHARGES WILL WE DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
   ------------------
   expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
   --------------
   burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium processing charge - A charge to help defray our administrative
   -------------------------
   costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%

 . Sales charge - A charge to help defray our sales costs. The charge for
   ------------
   premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

 . Optional enhanced cash value rider charge - A charge to cover the cost of
   -----------------------------------------
   this rider, if elected, equal to 2% of premium paid in the first policy year that does not exceed the Target Premium.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
   ------------
   This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

 . Administrative charge - A monthly charge to help defray our administrative
   ---------------------
   costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

 . Insurance charge - A monthly charge for the cost of insurance. To determine
   ----------------
   the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

 . Extra mortality charge - A monthly charge specified in your policy for
   ----------------------
   additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

 . Asset-based risk charge - A monthly charge for mortality and expense risks we
   -----------------------
   assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The charge does not apply to the fixed investment option. We guarantee that the percentage will never exceed .0753% per month (.90% on an effective annual basis). The actual percentage applied will vary depending upon the policy year in which the charge is made and the Total Sum Insured at issue. For policy years 1 through 15, the current monthly percentages are as follows: .0669% for a Total Sum Insured at issue of less than $5 million, .0627% for a Total Sum Insured at issue of at least $5 million but less than $15 million, and .0585% for a Total Sum Insured at issue of $15 million or more. (These monthly percentages equate to the following effective annual percentages: .80%, .75% and .70%, respectively.) For policy year 16 and thereafter, the current monthly percentage is .0083%, regardless of the Total Sum Insured at issue. (That monthly percentage equates to an effective annual percentage of .10%.) The reduction after 15 years has not occurred yet under any policy, since no policy has yet been outstanding for 15 years.

 . Guaranteed minimum death benefit charge - A monthly charge beginning in the
   ---------------------------------------
   eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1993, this charge is not yet applicable to any policy at the current rate.

 . Policy split option rider charge - A monthly charge if this rider is elected
   --------------------------------
   at the time of application for the policy. The charge is 3c per $1,000 of current Total Sum Insured.

 . Age100 waiver of charges rider charge - A monthly charge if this rider is
   -------------------------------------
   elected at the time of application for the policy. To determine the charge, we multiply the amount of insurance for which we are at risk by a rate based on age. The rate is derived from an actuarial table. The table in your policy will show the maximum rates. The rates we will actually apply could be less than the maximum rates. This charge will not be made until the sixth policy year.

 . Optional benefits charge - Monthly charges for certain other optional
   ------------------------
   insurance benefits added to the policy by means of a rider. We currently offer a number of such optional riders, such as the four year level term rider.

 . Partial withdrawal charge - A charge for each partial withdrawal of account
   -------------------------
   value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE SERIES FUNDS DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

   The funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is disclosed below.

   The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2001, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                                                                        --------------
                                                                                          Total Fund        Total Fund
                                         Investment  Distribution and  Other Operating    Operating          Operating
                                         Management      Service        Expenses With    Expenses With    Expenses Absent
Fund Name                                    Fee       (12b-1) Fees     Reimbursement    Reimbursement     Reimbursement
---------                                ----------  ----------------  ---------------  --------------  ------------------
JOHN HANCOCK VARIABLE SERIES
  TRUST I (NOTE 1):
Equity Index..........................     0.13%           N/A              0.07%           0.20%             0.20%
Large Cap Value.......................     0.75%           N/A              0.08%           0.83%             0.83%
Large Cap Value CORE (SM).............     0.75%           N/A              0.10%           0.85%             0.88%
Large Cap Growth......................     0.38%           N/A              0.03%           0.41%             0.41%
Large Cap Aggressive Growth...........     0.87%           N/A              0.10%           0.97%             1.06%
Growth & Income.......................     0.67%           N/A              0.05%           0.72%             0.72%
Fundamental Value *...................     0.89%           N/A              0.10%           0.99%             1.20%
Multi Cap Growth*.....................     0.93%           N/A              0.10%           1.03%             1.03%
Fundamental Growth....................     0.90%           N/A              0.10%           1.00%             1.19%
Small/Mid Cap CORE (SM)...............     0.80%           N/A              0.10%           0.90%             1.15%
Small/Mid Cap Growth..................     0.97%           N/A              0.10%           1.07%             1.07%
Small Cap Equity......................     0.90%           N/A              0.10%           1.00%             1.02%
Small Cap Value.......................     0.95%           N/A              0.10%           1.05%             1.08%
Small Cap Growth......................     1.05%           N/A              0.10%           1.15%             1.17%
International Equity Index............     0.17%           N/A              0.10%           0.27%             0.40%
International Opportunities...........     1.14%           N/A              0.10%           1.24%             1.39%
Emerging Markets Equity...............     1.52%           N/A              0.10%           1.62%             4.24%
Real Estate Equity....................     1.00%           N/A              0.07%           1.07%             1.07%
Health Sciences.......................     1.00%           N/A              0.10%           1.10%             1.19%
Managed...............................     0.67%           N/A              0.06%           0.73%             0.73%
Global Balanced.......................     1.05%           N/A              0.10%           1.15%             1.36%
Short-Term Bond.......................     0.60%           N/A              0.08%           0.68%             0.68%
Bond Index............................     0.15%           N/A              0.09%           0.24%             0.24%
Active Bond...........................     0.62%           N/A              0.05%           0.67%             0.67%
High Yield Bond.......................     0.80%           N/A              0.10%           0.90%             1.00%
Global Bond...........................     0.85%           N/A              0.10%           0.95%             0.95%
Money Market..........................     0.25%           N/A              0.07%           0.32%             0.32%

JOHN HANCOCK DECLARATION TRUST
  (NOTE 2):
V.A. Relative Value...................     0.60%           N/A              0.14%           0.74%             0.74%
V.A. Financial Industries.............     0.80%           N/A              0.09%           0.89%             0.89%
V.A. Strategic Income.................     0.60%           N/A              0.10%           0.70%             0.70%

AIM VARIABLE INSURANCE FUNDS -
 SERIES I SHARES:
AIM V.I. Premier Equity Fund* *.......     0.60%           N/A              0.25%           0.85%             0.85%

AIM VARIABLE INSURANCE FUNDS -
 SERIES II SHARES:
AIM V.I. Capital Development Fund.....     0.75%          0.25%             0.41%           1.41%             1.41%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS (NOTE 3):
Fidelity VIP Growth...................     0.58%          0.10%             0.10%           0.78%             0.78%
Fidelity VIP Overseas.................     0.73%          0.10%             0.20%           1.03%             1.03%
                                                                                        ---------------

                                                                                        ---------------
                                                                                          Total Fund        Total Fund
                                         Investment  Distribution and  Other Operating    Operating          Operating
                                         Management      Service        Expenses With    Expenses With    Expenses Absent
Fund Name                                    Fee       (12b-1) Fees     Reimbursement    Reimbursement     Reimbursement
---------                                ----------  ----------------  ---------------  ---------------   ---------------
VARIABLE INSURANCE PRODUCTS FUND
 II - SERVICE CLASS  (NOTE 3):
Fidelity VIP Contrafund(R)............     0.58%          0.10%             0.10%           0.78%             0.78%

MFS VARIABLE INSURANCE TRUST -
 INITIAL CLASS SHARES (NOTE 4):
MFS Investors Growth Stock............     0.75%           N/A              0.17%           0.92%             0.92%
MFS Research..........................     0.75%           N/A              0.15%           0.90%             0.90%
MFS New Discovery.....................     0.90%           N/A              0.16%           1.06%             1.09%

JANUS ASPEN SERIES - SERVICE SHARES
 CLASS (NOTE 5):
Janus Aspen Worldwide Growth..........     0.65%          0.25%             0.04%           0.94%             0.94%
Janus Aspen Global Technology.........     0.65%          0.25%             0.05%           0.95%             0.95%
                                                                                        ---------------

NOTES TO FUND EXPENSE TABLE
  (1) Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). Percentages shown for the Large Cap Value and Small Cap Value funds are calculated as if the current management fee schedules, which apply to these funds effective May 1, 2001, were in effect for all of 2001. Percentages shown for the Multi Cap Growth, Small/Mid Cap Growth, Small Cap Growth, International Opportunities, Emerging Markets, Short-Term Bond and High Yield Bond funds are calculated as if the current management fee schedules, which apply to these funds effective October 1, 2001, were in effect for all of 2001. Percentages shown for the Health Sciences Fund are annualized. "CORE(SM)" is a service mark of Goldman, Sachs & Co.

   * Fundamental Value was formerly "Large/Mid Cap Value" and Multi Cap Growth was formerly "Mid Cap Growth."

  (2) Percentages shown for John Hancock Declaration Trust funds reflect the investment management fees currently payable and other fund expenses allocated in 2001. John Hancock Advisers, LLC has agreed to limit temporarily other expenses of each fund to 0.25% of the fund's average daily assets, at least until April 30, 2003.

  * * AIM V.I. Premier Equity Fund was formerly "AIM V.I. Value Fund."

  (3) Actual annual class operating expenses were lower for each of the Fidelity VIP funds shown because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expense. In addition, through rearrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

  (4) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, "Total Fund Operating Expenses with Reimbursement" would equal 0.90% for MFS Investors Growth Stock, 0.89% for MFS Research and 1.05% for MFS New Discovery. MFS Investment Management(R) (also doing business as

      Massachusetts Financial Services Company) has contractually agreed, subject to reimbursement, to bear expenses for the MFS New Discovery Fund, such that the fund's "Other Expenses" (after taking into account the expense offset arrangement described above) does not exceed 0.15% annually. This contractual fee arrangement will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the fund.

  (5) Percentages shown for the Janus Aspen funds are based upon expenses for the year ended December 31, 2001. Expenses are shown without the effect of any expense offset arrangement.


WHAT OTHER CHARGES COULD WE IMPOSE IN THE FUTURE?

     Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

HOW CAN YOU CHANGE YOUR POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

     You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

     Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, we reserve the right to impose limits on the number and frequency of transfers into and out of the variable investment options. Transfers under the dollar cost averaging program would not be counted toward any such limit.

     Transfers out of the fixed investment option are currently subject to the following restrictions:

..    You can only make such a transfer once in each policy year.

 . Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

 . The most you can transfer at any one time is the greater of (i) $500, or (ii)
   20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

 We reserve the right to impose limits on:

 . the minimum amount of each transfer out of the fixed investment option;
   and

 . the maximum amount of any transfer into the fixed investment option after the second policy year.

Dollar cost averaging

     This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

HOW CAN YOU ACCESS YOUR INVESTMENT IN THE POLICY?

Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time. Generally, each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 10). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $250,000 or the policy's Basic Sum Insured to fall below $250,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "How much will we pay when the last insured person dies?" on page 16) and under the guaranteed minimum death benefit feature (see page 7). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 7. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

     You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page 7). The maximum amount you can borrow is 90% of your account value, less any existing indebtedness.

     The minimum amount of each loan is $1,000. The interest charged on any loan is currently an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.0% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 4.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

     You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

          . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

          . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. Policy loans may result in adverse tax consequences under certain circumstances (see "Tax Considerations" on page 41).

 HOW MUCH WILL WE PAY WHEN THE LAST INSURED PERSON DIES?

     In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. We reserve the right to impose underwriting restrictions on the proportions of Additional Sum Insured and Basic Sum Insured based upon the anticipated frequency of premium payments and other factors. However, even in the absence of such underwriting restrictions, the Additional Sum Insured generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 36.

     When the last of the two insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

          . Option A - The death benefit will equal the greater of (1) the Total
            Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

          . Option B - The death benefit will equal the greater of (1) the Total
            Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

     For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

     If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. (This feature is sometimes referred to as "Option M".) The optional extra death benefit is determined on each annual processing date as follows:

          . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

          . We will then subtract your Total Sum Insured.

     Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. If you elect this feature, you must elect the "cash value accumulation test" for purposes of determining the minimum insurance amount (see below). You may revoke your election of this feature at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - - the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. As indicated above, the guideline premium and cash value corridor test is not available if the optional extra death benefit feature is elected. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the guideline premium and cash value corridor test. The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each policy year will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases as attained age increases. A table showing the factor for each policy year will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the "Required Additional Death Benefit Factor."

     As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 41). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the younger insured person reaches 100

     If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, certain things will happen whether or not the younger insured person is actually alive on that policy anniversary. What happens depends upon whether the age 100 waiver of charges rider is in effect on that policy anniversary.

     If you elected the rider at the time of application for the policy and the rider is still in effect, the only thing that will happen is that we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting premium payments.

     If you did not elect the rider at the time of application for the policy (or if you did elect it and it is no longer in effect), then the following will happen:

          . We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

     . The death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) and the guaranteed minimum death benefit feature will all cease to apply.

 CAN YOU ADD OPTIONAL BENEFIT RIDERS?

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

Policy split option rider

     At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

Optional enhanced cash value rider

     If you surrender the policy at any time during the first 4 policy years and this rider is then in effect, we will pay an Enhanced Cash Value Benefit. The Benefit is paid in addition to the policy surrender value. The Benefit is equal to a percentage of first year premiums paid up to the Target Premium. The percentage will be specified in the policy. Also, if you die during the first 4 policy years and the rider is in effect, we will increase the policy's account value by the amount of the Benefit in determining the death benefit payable. Since the rider increases the amount of insurance for which we are at risk, it increases the amount of the insurance charge described on page 10. The maximum amount you may borrow from the policy or withdraw from the policy through partial withdrawals is not effected by this rider. This rider can only be elected at the time of application for the policy.

Other riders

     We currently offer a number of other optional riders, such as the four year level term rider. Ask your John Hancock representative for details.

 HOW CAN YOU CHANGE YOUR POLICY'S INSURANCE COVERAGE?

Increase in coverage

     The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured at any time. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 38.

Decrease in coverage

     The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured at any time, but only if:

       . the remaining Total Sum Insured will be at least $250,000, and

       . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 38.

Change of death benefit option

     Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

Tax consequences

     Please read "Tax considerations" starting on page 41 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN YOU CANCEL YOUR POLICY AFTER IT'S ISSUED?

     You have the right to cancel your policy within 10 days (or longer in some states) after you receive it. This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 2, or to the JHVLICO representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN YOU CHOOSE THE FORM IN WHICH WE PAY OUT POLICY PROCEEDS?

Choosing a payment option

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

       . Option 1 - Proceeds left with us to accumulate with interest

       . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

       . Option 2B - Equal monthly payments for a specified period of time

       . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

       . Option 4 - Equal monthly payments for life with no refund

       . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN WE VARY THE TERMS AND CONDITIONS OF OUR POLICIES IN PARTICULAR CASES?

     Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

     Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 39. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL YOUR POLICY BE TREATED FOR INCOME TAX PURPOSES?

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

     For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 41.

 HOW DO YOU COMMUNICATE WITH US?

General Rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

     Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

       . surrenders or partial withdrawals

       . change of death benefit option

       . increase or decrease in Total Sum Insured

       . change of beneficiary

       . election of payment option for policy proceeds

       . tax withholding elections

       . election of telephone transaction privilege

     The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone Transactions" below):

       . loans

       . transfers of account value among investment options

       . change of allocation among investment options for new premium payments

     You should mail or express all written requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of an insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured persons. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to all policies like yours or with respect to any class of such policies.

                 ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES,
                   SURRENDER VALUES AND ACCUMULATED PREMIUMS

     The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for specified issue ages, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After the deduction of average fees and expenses at the Series Fund level (as described below), the corresponding net annual rates of return would be -0.88%, 5.07% and 11.02%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for a male insured person who is 55 years old and a preferred underwriting risk when the policy is issued and for a female insured person who is 50 years old and a preferred underwriting risk when the policy is issued.

     Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that (i) the guaranteed minimum death benefit has not been elected beyond the tenth policy year, (ii) no Additional Sum Insured or optional rider benefits have been elected, (iii) no loans or withdrawals are made, (iv) no increases or decreases in coverage are requested, and (v) no change in the death benefit option is requested.

     With respect to fees and expenses deducted from Series Fund assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .77%, and (2) an assumed average asset charge for all other Series Fund operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds of the Series Funds. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Series Fund operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 12. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed. Without those arrangements, the assumed average asset charge for all other operating expenses shown above would be higher. This would result in lower values than those shown in the following tables.

     The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

     Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting the issue age, sex and underwriting risk classification of each of your proposed insured persons, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ---------------------------  ---------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ---------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -----------
   1            8,564        500,000  500,000    500,000    4,280    4,564       4,847
   2           17,556        500,000  500,000    500,000    9,678   10,581      11,519
   3           26,998        500,000  500,000    500,000   14,986   16,853      18,866
   4           36,912        500,000  500,000    500,000   20,322   23,512      27,083
   5           47,322        500,000  500,000    500,000   25,567   30,450      36,130
   6           58,252        500,000  500,000    500,000   31,783   38,786      47,244
   7           69,728        500,000  500,000    500,000   37,890   47,470      59,479
   8           81,779        500,000  500,000    500,000   43,888   56,515      72,947
   9           94,432        500,000  500,000    500,000   49,775   65,932      87,771
  10          107,717        500,000  500,000    500,000   55,549   75,733     104,084
  11          121,667        500,000  500,000    500,000   61,855   86,614     122,751
  12          136,314        500,000  500,000    500,000   68,030   97,930     143,288
  13          151,694        500,000  500,000    500,000   74,067  109,694     165,881
  14          167,843        500,000  500,000    500,000   79,958  121,915     190,732
  15          184,799        500,000  500,000    500,000   85,693  134,603     218,068
  16          202,603        500,000  500,000    500,000   91,905  148,812     249,891
  17          221,297        500,000  500,000    500,000   97,965  163,654     285,154
  18          240,926        500,000  500,000    500,000  103,850  179,145     324,240
  19          261,536        500,000  500,000    500,000  109,536  195,304     367,585
  20          283,177        500,000  500,000    500,000  114,990  212,148     415,686
  25          408,735        500,000  500,000    786,315  138,862  309,166     748,871
  30          568,983        500,000  500,000  1,371,328  150,261  430,773   1,306,026
  35          773,504        500,000  618,459  2,342,079  136,840  589,009   2,230,551

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ---------------------------  ---------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ---------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -----------
   1            8,564        504,280  504,563    504,847    4,280    4,563       4,847
   2           17,556        509,677  510,580    511,518    9,677   10,580      11,518
   3           26,998        514,984  516,851    518,864   14,984   16,851      18,864
   4           36,912        520,319  523,508    527,079   20,319   23,508      27,079
   5           47,322        525,562  530,444    536,123   25,562   30,444      36,123
   6           58,252        531,775  538,777    547,232   31,775   38,777      47,232
   7           69,728        537,879  547,456    559,461   37,879   47,456      59,461
   8           81,779        543,873  556,494    572,919   43,873   56,494      72,919
   9           94,432        549,754  565,901    587,728   49,754   65,901      87,728
  10          107,717        555,519  575,689    604,020   55,519   75,689     104,020
  11          121,667        561,816  586,554    622,662   61,816   86,554     122,662
  12          136,314        567,976  597,847    643,159   67,976   97,847     143,159
  13          151,694        573,992  609,574    665,688   73,992  109,574     165,688
  14          167,843        579,851  621,740    690,442   79,851  121,740     190,442
  15          184,799        585,540  634,346    717,626   85,540  134,346     217,626
  16          202,603        591,685  648,431    749,214   91,685  148,431     249,214
  17          221,297        597,650  663,091    784,120   97,650  163,091     284,120
  18          240,926        603,403  678,320    822,671  103,403  178,320     322,671
  19          261,536        608,907  694,108    865,224  108,907  194,108     365,224
  20          283,177        614,116  710,431    912,162  114,116  210,431     412,162
  25          408,735        635,155  800,419  1,230,789  135,155  300,419     730,789
  30          568,983        638,425  895,954  1,743,698  138,425  395,954   1,243,698
  35          773,504        607,022  978,170  2,559,277  107,022  478,170   2,059,277

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES


                                    Death Benefit              Surrender Value
                             ---------------------------  --------------------------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  --------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  -----------
   1            8,564        500,000  500,000    500,000   4,127    4,405       4,684
   2           17,556        500,000  500,000    500,000   9,345   10,227      11,144
   3           26,998        500,000  500,000    500,000  14,426   16,244      18,204
   4           36,912        500,000  500,000    500,000  19,481   22,575      26,040
   5           47,322        500,000  500,000    500,000  24,380   29,100      34,594
   6           58,252        500,000  500,000    500,000  30,174   36,920      45,076
   7           69,728        500,000  500,000    500,000  35,772   44,970      56,517
   8           81,779        500,000  500,000    500,000  41,160   53,242      68,998
   9           94,432        500,000  500,000    500,000  46,324   61,731      82,613
  10          107,717        500,000  500,000    500,000  51,246   70,426      97,460
  11          121,667        500,000  500,000    500,000  56,384   79,822     114,188
  12          136,314        500,000  500,000    500,000  61,222   89,413     132,434
  13          151,694        500,000  500,000    500,000  65,725   99,176     152,333
  14          167,843        500,000  500,000    500,000  69,847  109,077     174,038
  15          184,799        500,000  500,000    500,000  73,535  119,077     197,720
  16          202,603        500,000  500,000    500,000  76,730  129,135     223,584
  17          221,297        500,000  500,000    500,000  79,339  139,181     251,850
  18          240,926        500,000  500,000    500,000  81,339  149,210     282,836
  19          261,536        500,000  500,000    500,000  82,624  159,152     316,876
  20          283,177        500,000  500,000    500,000  83,099  168,948     354,387
  25          408,735        500,000  500,000    641,939  68,300  213,185     611,371
  30          568,983             **  500,000  1,073,829      **  235,521   1,022,695
  35          773,504             **  500,000  1,744,059      **  198,962   1,661,009

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES


                                    Death Benefit             Surrender Value
                             ---------------------------  ------------------------
                                Assuming hypothetical      Assuming hypothetical
End of    Planned Premiums     gross annual return of      gross annual return of
Policy     accumulated at    ---------------------------  ------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%        12%
-------  ------------------  -------  -------  ---------  ------  -------  ---------
   1            8,564        504,127  504,405    504,684   4,127    4,405     4,684
   2           17,556        509,344  510,226    511,142   9,344   10,226    11,142
   3           26,998        514,422  516,239    518,199  14,422   16,239    18,199
   4           36,912        519,471  522,563    526,026  19,471   22,563    26,026
   5           47,322        524,358  529,073    534,561  24,358   29,073    34,561
   6           58,252        530,133  536,868    545,011  30,133   36,868    45,011
   7           69,728        535,701  544,877    556,397  35,701   44,877    56,397
   8           81,779        541,044  553,086    568,789  41,044   53,086    68,789
   9           94,432        546,144  561,480    582,265  46,144   61,480    82,265
  10          107,717        550,977  570,039    596,904  50,977   70,039    96,904
  11          121,667        555,995  579,243    613,325  55,995   79,243   113,325
  12          136,314        560,672  588,567    631,123  60,672   88,567   131,123
  13          151,694        564,964  597,963    650,384  64,964   97,963   150,384
  14          167,843        568,812  607,367    671,182  68,812  107,367   171,182
  15          184,799        572,147  616,699    693,593  72,147  116,699   193,593
  16          202,603        574,896  625,873    717,688  74,896  125,873   217,688
  17          221,297        576,943  634,751    743,503  76,943  134,751   243,503
  18          240,926        578,256  643,275    771,162  78,256  143,275   271,162
  19          261,536        578,709  651,287    800,704  78,709  151,287   300,704
  20          283,177        578,191  658,635    832,181  78,191  158,635   332,181
  25          408,735        555,697  678,002  1,019,170  55,697  178,002   519,170
  30          568,983             **  635,294  1,244,695      **  135,294   744,695
  35          773,504             **       **  1,476,439      **       **   976,439

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES

                                    Death Benefit               Surrender Value
                             ---------------------------  ---------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ---------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -----------
   1            8,564        500,000  500,000    500,000    4,280    4,564       4,847
   2           17,556        500,000  500,000    500,000    9,678   10,581      11,519
   3           26,998        500,000  500,000    500,000   14,986   16,853      18,866
   4           36,912        500,000  500,000    500,000   20,322   23,512      27,083
   5           47,322        500,000  500,000    500,000   25,567   30,450      36,130
   6           58,252        500,000  500,000    500,000   31,783   38,786      47,244
   7           69,728        500,000  500,000    500,000   37,890   47,470      59,479
   8           81,779        500,000  500,000    500,000   43,888   56,515      72,947
   9           94,432        500,000  500,000    500,000   49,775   65,932      87,771
  10          107,717        500,000  500,000    500,000   55,549   75,733     104,084
  11          121,667        500,000  500,000    500,000   61,855   86,614     122,751
  12          136,314        500,000  500,000    500,000   68,030   97,930     143,288
  13          151,694        500,000  500,000    500,000   74,067  109,694     165,881
  14          167,843        500,000  500,000    500,000   79,958  121,915     190,732
  15          184,799        500,000  500,000    500,000   85,693  134,603     218,068
  16          202,603        500,000  500,000    500,000   91,905  148,812     249,891
  17          221,297        500,000  500,000    530,309   97,965  163,654     285,133
  18          240,926        500,000  500,000    583,854  103,850  179,145     324,117
  19          261,536        500,000  500,000    641,209  109,536  195,304     367,220
  20          283,177        500,000  500,000    702,748  114,990  212,148     414,849
  25          408,735        500,000  500,000  1,092,432  138,862  309,166     739,772
  30          568,983        500,000  567,714  1,676,237  150,261  428,740   1,265,902
  35          773,504        500,000  696,940  2,567,034  136,840  571,136   2,103,662

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES

                                    Death Benefit               Surrender Value
                             ---------------------------  ---------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ---------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -----------
   1            8,564        504,280  504,563    504,847    4,280    4,563       4,847
   2           17,556        509,677  510,580    511,518    9,677   10,580      11,518
   3           26,998        514,984  516,851    518,864   14,984   16,851      18,864
   4           36,912        520,319  523,508    527,079   20,319   23,508      27,079
   5           47,322        525,562  530,444    536,123   25,562   30,444      36,123
   6           58,252        531,775  538,777    547,232   31,775   38,777      47,232
   7           69,728        537,879  547,456    559,461   37,879   47,456      59,461
   8           81,779        543,873  556,494    572,919   43,873   56,494      72,919
   9           94,432        549,754  565,901    587,728   49,754   65,901      87,728
  10          107,717        555,519  575,689    604,020   55,519   75,689     104,020
  11          121,667        561,816  586,554    622,662   61,816   86,554     122,662
  12          136,314        567,976  597,847    643,159   67,976   97,847     143,159
  13          151,694        573,992  609,574    665,688   73,992  109,574     165,688
  14          167,843        579,851  621,740    690,442   79,851  121,740     190,442
  15          184,799        585,540  634,346    717,626   85,540  134,346     217,626
  16          202,603        591,685  648,431    749,214   91,685  148,431     249,214
  17          221,297        597,650  663,091    784,120   97,650  163,091     284,120
  18          240,926        603,403  678,320    822,671  103,403  178,320     322,671
  19          261,536        608,907  694,108    865,224  108,907  194,108     365,224
  20          283,177        614,116  710,431    912,162  114,116  210,431     412,162
  25          408,735        635,155  800,419  1,230,789  135,155  300,419     730,789
  30          568,983        638,425  895,954  1,743,698  138,425  395,954   1,243,698
  35          773,504        607,022  978,170  2,559,277  107,022  478,170   2,059,277

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES

                                    Death Benefit              Surrender Value
                             ---------------------------  ---------------------------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ---------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  ----------
   1            8,564        500,000  500,000    500,000   4,127    4,405       4,684
   2           17,556        500,000  500,000    500,000   9,345   10,227      11,144
   3           26,998        500,000  500,000    500,000  14,426   16,244      18,204
   4           36,912        500,000  500,000    500,000  19,481   22,575      26,040
   5           47,322        500,000  500,000    500,000  24,380   29,100      34,594
   6           58,252        500,000  500,000    500,000  30,174   36,920      45,076
   7           69,728        500,000  500,000    500,000  35,772   44,970      56,517
   8           81,779        500,000  500,000    500,000  41,160   53,242      68,998
   9           94,432        500,000  500,000    500,000  46,324   61,731      82,613
  10          107,717        500,000  500,000    500,000  51,246   70,426      97,460
  11          121,667        500,000  500,000    500,000  56,384   79,822     114,188
  12          136,314        500,000  500,000    500,000  61,222   89,413     132,434
  13          151,694        500,000  500,000    500,000  65,725   99,176     152,333
  14          167,843        500,000  500,000    500,000  69,847  109,077     174,038
  15          184,799        500,000  500,000    500,000  73,535  119,077     197,720
  16          202,603        500,000  500,000    500,000  76,730  129,135     223,584
  17          221,297        500,000  500,000    500,000  79,339  139,181     251,850
  18          240,926        500,000  500,000    509,376  81,339  149,210     282,772
  19          261,536        500,000  500,000    552,310  82,624  159,152     316,308
  20          283,177        500,000  500,000    597,275  83,099  168,948     352,586
  25          408,735        500,000  500,000    858,317  68,300  213,185     581,234
  30          568,983             **  500,000  1,193,707      **  235,521     901,493
  35          773,504             **  500,000  1,629,017      **  198,962   1,334,965

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES

                                    Death Benefit             Surrender Value
                             ---------------------------  ------------------------
                                Assuming hypothetical      Assuming hypothetical
End of    Planned Premiums     gross annual return of      gross annual return of
Policy     accumulated at    ---------------------------  ------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%        12%
-------  ------------------  -------  -------  ---------  ------  -------  ---------
   1            8,564        504,127  504,405    504,684   4,127    4,405     4,684
   2           17,556        509,344  510,226    511,142   9,344   10,226    11,142
   3           26,998        514,422  516,239    518,199  14,422   16,239    18,199
   4           36,912        519,471  522,563    526,026  19,471   22,563    26,026
   5           47,322        524,358  529,073    534,561  24,358   29,073    34,561
   6           58,252        530,133  536,868    545,011  30,133   36,868    45,011
   7           69,728        535,701  544,877    556,397  35,701   44,877    56,397
   8           81,779        541,044  553,086    568,789  41,044   53,086    68,789
   9           94,432        546,144  561,480    582,265  46,144   61,480    82,265
  10          107,717        550,977  570,039    596,904  50,977   70,039    96,904
  11          121,667        555,995  579,243    613,325  55,995   79,243   113,325
  12          136,314        560,672  588,567    631,123  60,672   88,567   131,123
  13          151,694        564,964  597,963    650,384  64,964   97,963   150,384
  14          167,843        568,812  607,367    671,182  68,812  107,367   171,182
  15          184,799        572,147  616,699    693,593  72,147  116,699   193,593
  16          202,603        574,896  625,873    717,688  74,896  125,873   217,688
  17          221,297        576,943  634,751    743,503  76,943  134,751   243,503
  18          240,926        578,256  643,275    771,162  78,256  143,275   271,162
  19          261,536        578,709  651,287    800,704  78,709  151,287   300,704
  20          283,177        578,191  658,635    832,181  78,191  158,635   332,181
  25          408,735        555,697  678,002  1,019,170  55,697  178,002   519,170
  30          568,983             **  635,294  1,244,695      **  135,294   744,695
  35          773,504             **       **  1,476,439      **       **   976,439

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                              ADDITIONAL INFORMATION

     This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 23.

CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of JHVLICO.....................................        34

How we support the policy and investment options ..........        34

Procedures for issuance of a policy........................        35

Basic Sum Insured vs. Additional Sum Insured ..............        36

Commencement of investment performance.....................        37

How we process certain policy transactions.................        37

Effects of policy loans....................................        38

Additional information about how certain policy charges
work.......................................................        39

How we market the policies.................................        40

Tax considerations.........................................        41

Reports that you will receive..............................        43

Voting privileges that you will have.......................        43

Changes that JHVLICO can make as to your policy ...........        44

Adjustments we make to death benefits......................        45

When we pay policy proceeds................................        45

Other details about exercising rights and paying benefits .        45

Legal matters..............................................        46

Registration statement filed with the SEC..................        46

Accounting statements of JHVLICO and the Account ..........        46

Financial statements of JHVLICO and the Account ...........        46

List of Directors and Executive Officers of JHVLICO .......        47

 DESCRIPTION OF JHVLICO

     We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2001, John Hancock's assets were approximately $81 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

     The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

     The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

     The assets in each subaccount are invested in the corresponding fund of one of the Series Funds. New subaccounts may be added as new funds are added to the Series Funds and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Series Funds.

     We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

     Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

     Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

     Generally, the policy is available with a minimum Total Sum Insured at issue of $250,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

     The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" on page 36).

     The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

     In order to preserve a younger age at issue for one or both of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

     As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

     The amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

     Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

     If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

     Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 41).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

     Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

     All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of an insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

     Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of any investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

     We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

     Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

     Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

     Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

     Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve the request:

 .   Total Sum Insured decreases

 .   Additional Sum Insured increases

 . Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" on page 20)

     Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for reinstatement.

     We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive the request or repayment.

 EFFECTS OF POLICY LOANS

     The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 41).

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

     The sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 40.) Similarly, administrative expenses not fully covered by the premium processing, issue and administrative charges may also be recovered from such other sources.

Effect of premium payment pattern

     You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 41.)

Monthly charges

     We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

     The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

     Signator Investors, Inc.("Signator"), a subsidiary of John Hancock, acts as principal distributor of the policies sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. Signator's address is 200 Clarendon Street, John Hancock Place, Boston, Massachusetts 02117.

     You can purchase a policy through representatives of broker-dealers and certain financial institutions who have entered into selling agreements with Signator and us. We pay compensation to these broker-dealers for promoting, marketing and selling our products through their representatives who are authorized by applicable law to sell variable life insurance polices. In turn, the broker-dealers pay a portion of the compensation to these representatives, under their own arrangements. The most common schedule of gross commissions (inclusive of overrides and expense allowance payments paid to such broker-dealers and financial institutions) is as follows:

 . 87.75% of first year premiums paid up to the Target Premium plus 5.85% of any excess premium payments,

 . 5% of premiums paid in policy years 2 through 4 up to the Target premium plus 3% of any excess premium payments, and

 .   3% of all premium payments paid in policy years 5 through 10.

     In situations where the broker dealer provides some or all of the additional marketing services required, we may pay an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, we may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less policy loans in policy years 2 and thereafter. For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions.

     Signator also pays its branch office principals, who are also independent general agents of ours, for sales of the policies to Signator customers. In turn, the branch office principals pay a portion of their compensation to their assigned marketing representatives, under their own arrangments. The most common schedule of gross commission (inclusive of overrides and expense allowance payments paid to such branch office principals) is as follows:

..    89% of the Target Premium paid in the first policy year, 10% of the Target
     Premium paid in each of policy years 2 through 4, and 3% of the Target Premium paid in each policy year thereafter,

..    5.89% of any premium paid in the first policy year in excess of the Target
     Premium, and

..    3% to 3.25% of any premium paid in any other policy year in excess of the
     Target Premium.

     Representatives who meet certain productivity and persistency standards may be eligible for additional compensation. From time to time, Signator, at its expense, may provide significant additional amounts to financial services firms which sell or arrange for the sale of the policies. Such amounts may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, and/or other events or activities sponsored by the financial services firms.

     We offer these contracts on a continuous basis, but Signator is not obligated to sell any particular amount of policies. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for the John Hancock Variable Series Trust I.

     We reimburse Signator for certain direct and indirect expenses actually incurred in connection with the marketing of these contracts. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

 TAX CONSIDERATIONS

     This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

     We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

     If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code.

Other policy distributions

     Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

     Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     The Treasury Department explained in its temporary regulations regarding diversification that such regulations " do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

     The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

     Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

     Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits), the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

     All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

     At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of the Series Funds, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

     All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of a Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or the Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

     However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to a Series Fund or the Account

     The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 .   Combining or removing investment options

 .   Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

     If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of either insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

     We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the death of the last surviving insured person, we will pay the proceeds as a single sum.

Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

     If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

     The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

     Ernst & Young LLP, independent auditors, have audited the consolidated financial statements and schedules of JHVLICO at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of the Account at December 31, 2001 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in this prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

     Actuarial matters included in this prospectus have been examined by Paul J. Strong, F.S.A., MAAA, Vice President and Illustration Actuary of JHVLICO and Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

     The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

     The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:

Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro .......  Chairman of the Board of JHVLICO; Chairman,
                               President and Chief Executive Officer, John
                               Hancock Life Insurance Company.
Michele G. Van Leer..........  Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.
Ronald J. Bocage ............  Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company.
Todd G. Engelsen.............  Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Bruce M. Jones....... .......  Director and Vice President of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Barbara L. Luddy.............  Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.
Daniel L. Ouellette..........  Director and Vice President of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Robert R. Reitano............  Director, Vice President and Chief Investment
                               officer of JHVLICO; Senior Vice President and
                               Chief Investment Strategist, John Hancock Life
                               Insurance Company.
Paul Strong..................  Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Roger G. Nastou..............  Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Julie H. Indge...............  Treasurer of JHVLICO; Assistant Treasurer, John
                               Hancock Life Insurance Company
Earl W. Baucom...............  Controller of JHVLICO; Senior Vice President and
                               Controller, John Hancock Life Insurance Company.
Peter Scavongelli............  Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company

     The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Variable Life Insurance Company

     We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2001. Our audits also included the financial statement schedules. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

     As discussed in Note 1 to the consolidated financial statements, in 2001 the Company changed its method of accounting for derivatives.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 21, 2002

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEETS

                                                            DECEMBER 31
                                                         2001          2000
                                                      ----------    ---------
                                                          (IN MILLIONS)
ASSETS
Investments--Notes 3 and 4
Fixed maturities:
 Held-to-maturity--at amortized cost
  (fair value: 2001--$82.1; 2000--$686.8) .........  $      83.7  $     715.4
 Available-for-sale--at fair value
  (cost: 2001--$2,391.9; 2000--$1,018.8) ..........      2,412.5      1,011.8
Equity securities:
 Available-for-sale--at fair value
  (cost: 2001--$12.1; 2000--$7.1) .................         13.1          8.1
Mortgage loans on real estate .....................        580.9        554.8
Real estate .......................................         20.6         23.9
Policy loans ......................................        352.0        334.2
Short-term investments ............................           --         21.7
Other invested assets .............................         39.6         34.8
                                                     -----------  -----------
  Total Investments ...............................      3,502.4      2,704.7


Cash and cash equivalent ..........................        115.4        277.3
Accrued investment income .........................         60.8         52.1
Premiums and accounts receivable ..................         12.5          7.0
Deferred policy acquisition costs .................      1,060.8        994.1
Reinsurance recoverable--Note 6 ...................        110.4         48.4
Other assets ......................................        121.8         28.2
Separate accounts assets ..........................      6,729.1      8,082.9
                                                     -----------  -----------
  Total Assets ....................................  $  11,713.2  $  12,194.7
                                                     ===========  ===========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                            DECEMBER 31
                                                        2001           2000
                                                    ------------   ------------
                                                         (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
Future policy benefits ...........................   $   3,335.4  $   2,754.2
Policyholders' funds .............................           3.0         14.2
Unearned revenue .................................         221.0        212.0
Unpaid claims and claim expense reserves .........          25.0         11.1
Dividends payable to policyholders ...............           0.3          0.1
Income taxes--Note 5 .............................         191.1         64.2
Other liabilities ................................         242.7        250.4
Separate accounts liabilities ....................       6,729.1      8,082.9
                                                     -----------  -----------
  Total Liabilities ..............................      10,747.6     11,389.1
Shareholder's Equity--Note 8
Common stock, $50 par value; 50,000 shares
 authorized;
 50,000 shares issued and outstanding ............           2.5          2.5
Additional paid in capital .......................         572.4        572.4
Retained earnings ................................         377.8        232.9
Accumulated other comprehensive loss .............          12.9         (2.2)
                                                     -----------  -----------
  Total Shareholder's Equity .....................         965.6        805.6
                                                     -----------  -----------
  Total Liabilities and Shareholder's Equity .....   $  11,713.2  $  12,194.7
                                                     ===========  ===========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                                 YEAR ENDED DECEMBER 31
                                                                                2001     2000       1999
                                                                               ------   ------     ------
                                                                                    (IN MILLIONS)
REVENUES
Premiums.....................................................................  $ 60.1   $ 28.6    $  8.9
Universal life and investment-type product charges...........................   365.4    337.1     341.5
Net investment income--Note 3................................................   227.0    213.4     174.6
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs of $(1.5), $(3.8)
 and $(0.5), respectively--Notes 1, 3, and 9.................................    (9.0)   (10.6)     (4.8)
Other revenue................................................................    24.0      0.2       0.2
                                                                               ------   ------    ------
Total revenues...............................................................   667.5    568.7     520.4
BENEFITS AND EXPENSES
Benefits to policyholders....................................................   294.1    248.6     260.5
Other operating costs and expenses...........................................    76.2    116.8     117.5
Amortization of deferred policy acquisition costs, excluding amounts related to net realized investment and other
 gains (losses) of $(1.5), $(3.8) and $(0.5), respectively
 --Notes 1, 3 and 9..........................................................    67.1     34.0      13.1
Dividends to policyholders...................................................    21.4     26.1      25.7
                                                                               ------   ------    ------
Total benefits and expenses..................................................   458.8    425.5     416.8
                                                                               ------   ------    ------
Income before income taxes and cumulative effect
 of accounting change........................................................   208.7    143.2     103.6
Income taxes--Note 5.........................................................    62.2     43.8      35.2
                                                                               ------   ------    ------
Income before cumulative effect of accounting change.........................   146.5     99.4      68.4
Cumulative effect of accounting change, net of tax...........................    (1.6)      --        --
                                                                               ------   ------    ------
Net income...................................................................  $144.9   $ 99.4    $ 68.4
                                                                               ======   ======    ======

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                            AND COMPREHENSIVE INCOME

                                                                                      ACCUMULATED
                                                               ADDITIONAL                OTHER          TOTAL       OUTSTANDING
                                                       COMMON    PAID IN   RETAINED  COMPREHENSIVE  SHAREHOLDER'S   SHARES (IN
                                                       STOCK    CAPITAL    EARNINGS     INCOME          EQUITY       THOUSANDS)
                                                       ------  ----------  --------  -------------  -------------  -------------
                                                                                    (IN MILLIONS)
BALANCE AT JANUARY 1, 1999 ..........................   $2.5     $377.5     $ 65.1      $ 12.3         $457.4          50.0
Comprehensive income:
Net income ..........................................                         68.4                       68.4
Other comprehensive income, net of tax:
 Net unrealized losses ..............................                                    (25.7)         (25.7)
                                                                                                       ------
Comprehensive income ................................                                                    42.7
Capital contribution ................................             194.9                                 194.9
                                                        ----     ------     ------      ------         ------          ----
BALANCE AT DECEMBER 31, 1999 ........................   $2.5     $572.4     $133.5      $(13.4)        $695.0          50.0
                                                        ====     ======     ======      ======         ======          ====
Comprehensive income:
Net income ..........................................                         99.4                       99.4
Other comprehensive income, net of tax:
 Net unrealized gains ...............................                                     11.2           11.2
                                                                                                       ------
Comprehensive income ................................                                                   110.6
                                                        ----     ------     ------      ------         ------          ----
BALANCE AT DECEMBER 31, 2000 ........................   $2.5     $572.4     $232.9      $ (2.2)        $805.6          50.0
                                                        ====     ======     ======      ======         ======          ====
Comprehensive income:
 Net income .........................................                        144.9                      144.9
Other comprehensive income, net of tax:
 Net unrealized gains ...............................                                      7.9            7.9
                                                                                                       ------
Comprehensive income ................................                                                   152.8
Change in accounting principle ......................                                      7.2            7.2
                                                        ----     ------     ------      ------         ------          ----
BALANCE AT DECEMBER 31, 2001. .......................   $2.5     $572.4     $377.8      $ 12.9         $965.6          50.0
                                                        ====     ======     ======      ======         ======          ====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                  YEAR ENDED DECEMBER 31
                                                                                2001       2000       1999
                                                                             ----------  --------  ----------
                                                                                       (IN MILLIONS)
Cash flows from operating activities:
 Net income ...............................................................  $   144.9   $  99.4    $  68.4
  Adjustments to reconcile net income to net cash .........................
   provided (used) by operating activities:
    Amortization of discount - fixed maturities ...........................       (0.4)     (1.9)       1.2
    Realized investment losses, net .......................................        9.0      10.6        4.8
    Change in deferred policy acquisition costs ...........................      (74.1)   (141.5)    (126.5)
    Depreciation and amortization .........................................        0.3       1.9        0.6
    Increase in accrued investment income .................................       (8.6)    (10.2)      (3.5)
    Decrease (increase) in premiums and accounts receivable ...............       (5.5)      0.3       (2.4)
    (Increase) decrease in other assets and other liabilities, net ........     (159.2)     70.7      (58.2)
    Increase (decrease) in policy liabilities and accruals, net ...........      289.1    (401.1)    (377.6)
    Increase in income taxes ..............................................      118.7      22.5       33.8
                                                                             ---------   -------    -------
    Net cash provided (used) by operating activities ......................      314.2    (349.3)    (459.4)
Cash flows from investing activities:
 Sales of:
  Fixed maturities available-for-sale .....................................      184.6     194.6      204.3
  Equity securities available-for-sale ....................................        6.0       1.0        0.6
  Real estate .............................................................        3.3       0.2       17.9
  Short-term investments and other invested assets ........................         --       1.3        1.5
 Maturities, prepayments and scheduled redemptions of:
  Fixed maturities held-to-maturity .......................................        4.5      79.9       75.8
  Fixed maturities available-for-sale .....................................      180.4      91.5       53.6
  Short-term investments and other invested assets ........................       46.5      10.1         --
  Mortgage loans on real estate ...........................................       66.4      85.6       35.8
 Purchases of:
  Fixed maturities held-to-maturity .......................................       (5.1)   (127.2)     (98.8)
  Fixed maturities available-for-sale .....................................   (1,112.3)   (424.7)    (250.9)
  Equity securities available-for-sale ....................................       (6.1)     (0.6)      (4.0)
  Real estate .............................................................       (0.6)     (0.4)      (2.2)
  Short-term investments and other invested assets ........................      (39.6)    (38.8)     (14.6)
  Mortgage loans on real estate issued ....................................      (85.0)   (100.5)     (90.3)
  Other, net                                                                     (25.6)    (41.5)     (30.6)
                                                                             ---------   -------    -------
   Net cash used in investing activities ..................................     (782.6)   (269.5)    (101.9)

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                                 YEAR ENDED DECEMBER 31
                                                                          2001            2000             1999
                                                                        ---------      -----------      -----------
                                                                                       (IN MILLIONS)
Cash flows from financing activities:
 Capital contribution from parent company ........................              --              --      $    194.9
 Universal life and investment-type contract deposits ............      $  1,220.7      $  1,067.2         1,026.3
 Universal life and investment-type contract maturities and
   withdrawals ...................................................
                                                                            (914.2)         (430.7)         (380.7)
 Repayment of long term debt .....................................              --              --           (61.9)
                                                                        ----------      ----------      ----------
 Net cash provided by financing activities .......................           306.5           636.5           778.6
                                                                        ----------      ----------      ----------
 Net (decrease) increase in cash and cash equivalents ............          (161.9)           17.7           217.3
Cash and cash equivalents at beginning of year ...................           277.3           259.6            42.3
                                                                        ----------      ----------      ----------
Cash and cash equivalents at end of year .........................      $    115.4      $    277.3      $    259.6
                                                                        ==========      ==========      ==========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Business

     John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

 Basis of Presentation

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

     The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

     Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling interest, but has significant influence, are recorded using the equity method of accounting and included in other invested assets.

     Certain prior year amounts have been reclassified to conform to the current year presentation.

 Reorganization and Initial Public Offering

     Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102.0 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Investments

     The Company classifies its debt and equity investment securities into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs and applicable taxes. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

     For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

     Equity securities include common stock and non-redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities which the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity, as described above for fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

     Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or on the collateral value of the loan if the loan is collateral dependent. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is collateral value. Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

     Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any changes to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of.

     Policy loans are carried at unpaid principal balances, which approximate fair value.

     Short-term investments are carried at amortized cost, which approximates fair value.

     Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs.

 Derivative Financial Instruments

     The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities. All derivatives instruments are carried on the consolidated balance sheets at fair value.

     In certain cases, the Company uses hedge accounting as allowed by Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, the change in fair value of the derivative instrument as well as the offsetting change in fair value of the hedged item are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses). For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. Hedge effectiveness is assessed quarterly by a variety of techniques including regression analysis and cumulative dollar offset. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item. If a hedge becomes ineffective, the hedge accounting described above ceases.

     In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the useful life of the derivative instrument. The fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

 Cash and Cash Equivalents

     Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Deferred Policy Acquisition Costs

     Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment results, and mortality and expense margins. The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised. For non-participating term life insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Amortization of deferred policy acquisition costs was $68.6 million, $37.8 million and $13.6 million in 2001, 2000 and 1999, respectively.

     Amortization of deferred policy acquisition costs is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of deferred policy acquisition costs; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the deferred policy acquisition cost asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

     Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of deferred policy acquisition costs as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains and (losses), management believes that presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

 Reinsurance

     The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

     Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Separate Accounts

     Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject in some cases to minimum guaranteed rates. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

 Future Policy Benefits and Policyholders' Funds

     Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.0%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

     For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 7.5% to 8.0% for life insurance liabilities, and from 3.5% to 10.3% for individual annuity liabilities.

     Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 9.0% for universal life products.

     Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual life claims and estimates of incurred but not reported claims based on historical claims development patterns.

     Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Participating Insurance

     Participating business represents approximately 7.6% and 16.3% of the Company's life insurance in-force at December 31, 2001 and 2000, respectively.

     The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 Revenue Recognition

     Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

     Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

 Federal Income Taxes

     The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

 Foreign Currency Translation

     Gains or losses on foreign currency transactions are reflected in earnings.

 Cumulative Effect of Accounting Changes

     On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities". The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $1.6 million (net of tax of $0.4 million) as of January 1, 2001. In addition, as of January 1, 2001, a $7.2 million (net of tax of $3.9 million) cumulative effect of accounting change was recorded in other comprehensive income including (1) the transition adjustment in the adoption of SFAS 133, as amended, an increase of $0.8 million (net of tax of $0.4 million), and (2) the reclassification of $603.1 million in securities from the held-to-maturity category to the available-for-sale category, an increase of $6.4 million (net of tax of $3.4 million).

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Recent Accounting Pronouncements

     In September 2001, the FASB's Emerging Issues Task Force reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's results of operations or financial position.

     In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 is effective for business combinations initiated after June 30, 2001.The adoption of SFAS No. 141 did not have a material effect on the Company's results of operations or financial position.

     In June 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 will be effective January 1, 2002. The Company has no goodwill, or other purchased intangibles subject to SFAS No. 142 and, therefore, the Company does not expect the impact of SFAS No. 142 to have any impact on its results of operations or financial position.

     In January, 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets". Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's results of operations or financial position.

     In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's results of operations or financial position.

     In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin 101 (SAB 101), "Revenue Recognition in Financial Statements." SAB 101 clarifies the SEC staff's views on applying generally accepted accounting principles to revenue recognition in financial statements. In March 2000, the SEC issued an amendment, SAB 101A, which deferred the effective date of SAB 101. In June 2000, the SEC issued a second amendment, SAB 101B, which deferred the effective date of SAB 101 to no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. The Company adopted SAB 101 in the fourth quarter of fiscal 2000. The adoption of SAB 101 did not have a material impact on the Company's results of operations or financial position.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Codification

     In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and its domestic life insurance subsidiary uses to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiary have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. The implementation of Codification increased the Company's statutory-basis capital and surplus and, the Company remains in compliance with all regulatory and contractual obligations.

NOTE 2. RELATED PARTY TRANSACTIONS

     John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in deferred acquisition costs on the Company's balance sheets, net investment income and other operating costs and expenses within the Company's income statements. John Hancock charged the Company a service fee of $159.9 million, $170.6 million and $199.3 million for the year ended December 31, 2001, 2000 and 1999, respectively. As of December 31, 2001 and 2000, respectively, the Company owed John Hancock $17.9 million and $56.9 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

     In 2001 the Company sold $200 million of corporate owned life insurance
(COLI) to its Parent to provide insurance coverage on key management employees of the Parent. The death benefit on this COLI product would cover the cost of replacing these employees, including recruiting, training, and development.

     The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2001 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $11.8 million, $24.2 million, and $44.5 million of cash for tax, commission, and expense allowances. This agreement decreased the Company's net gain from operations by $1.7 million and $0.9 million in 2001 and 2000, respectively, and increased the Company's net gain from operations by $20.6 million in 1999.

     The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $107.5 million and $102.2 million as of December 31, 2001 and 2000, respectively. This agreement had no impact on the Company's net gain from operations.

     Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.4 million, $1.0 million and $0.8 million from the Company in 2001, 2000 and 1999, respectively. This agreement decreased the Company's net gain from operations by $0.8 million, $1.1 million and $0.5 million in 2001, 2000 and 1999, respectively.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     At December 31, 2001, the Company had a $250.0 million line of credit with an affiliate, John Hancock Financial Services, Inc. At December 31, 2000, the Company had a $250.0 million line of credit with affiliate, John Hancock Capital Corp. At December 31, 2001 and 2000, the Company had no outstanding borrowings under these agreements.

     John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were credits of $10.4 million, $16.0 million and $17.5 million in 2001, 2000 and 1999, respectively. The pension plan prepaid expense allocated to the Company amounted to $64.3 million and $55.6 million in 2001 and 2000, respectively. Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions."

NOTE 3. INVESTMENTS

     The following information summarizes the components of net investment income and net realized investment and other gains (losses), net:


                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   2001         2000           1999
                                                                               -----------  -----------     ----------
                                                                                          (IN MILLIONS)
NET INVESTMENT INCOME
  Fixed maturities .....................................................         $  160.1      $  138.5      $  127.1
  Equity securities ....................................................              0.3           0.2            --
  Mortgage loans on real estate ........................................             42.3          44.3          39.7
  Real estate ..........................................................              2.3           4.1           3.6
  Policy loans .........................................................             21.1          17.1          13.7
  Short-term investments ...............................................              6.3          19.4           4.5
  Other ................................................................              3.3           1.1          (2.0)
                                                                                 --------      --------      --------
  Gross investment income ..............................................            235.7         224.7         186.6
   Less investment expenses ............................................              8.7          11.3          12.0
                                                                                 --------      --------      --------
    Net investment income ..............................................         $  227.0      $  213.4      $  174.6
                                                                                 ========      ========      ========
NET REALIZED INVESTMENT AND OTHER GAINS (LOSSES), NET OF
    RELATED AMORTIZATION OF DEFERRED POLICY ACQUISITION COSTS
  Fixed maturities .....................................................         $  (25.1)     $  (16.0)     $   (5.9)
  Equity securities ....................................................              3.8           0.8            --
  Mortgage loans on real estate and real estate ........................             (1.2)         (2.3)          0.9
  Derivatives and other invested assets ................................             12.0           3.1          (0.3)
  Amortization adjustment for deferred policy acquisition costs ........              1.5           3.8           0.5
                                                                                 --------      --------      --------
  Net realized investment and other losses, net of related amortization
    of deferred policy acquisition costs ...............................         $   (9.0)     $  (10.6)     $   (4.8)
                                                                                 ========      ========      ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     Gross gains of $6.5 million, $1.5 million, and $0.5 million and gross losses of $3.3 million, $6.0 million, and $5.3 million in 2001, 2000 and 1999, respectively, were realized on the sale of available-for-sale securities.

     The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:

                                                                                           GROSS       GROSS
                                                                              AMORTIZED  UNREALIZED  UNREALIZED
                                                                                COST       GAINS       LOSSES     FAIR VALUE
                                                                              ---------  ----------  ----------   ----------
                                                                                             (IN MILLIONS)
DECEMBER 31, 2001
HELD-TO-MATURITY:
Corporate securities........................................................   $   65.0     $  --       $ 0.8       $   64.2
Mortgage-backed securities..................................................       18.7       0.2         1.0           17.9
                                                                               --------     -----       -----       --------
 Total......................................................................   $   83.7     $ 0.2       $ 1.8       $   82.1
                                                                               ========     =====       =====       ========
AVAILABLE-FOR-SALE:
Corporate securities........................................................   $1,867.5     $67.5       $44.2       $1,890.8
Mortgage-backed securities..................................................      296.7       6.3         4.7          298.3
Obligations of states and political subdivisions............................        0.9        --          --            0.9
Debt securities issued by foreign governments...............................        7.2       0.5          --            7.7
U.S. Treasury securities and obligations of U.S. government corporations
  and agencies..............................................................      219.6       1.1         5.9          214.8
                                                                               --------     -----       -----       --------
Total fixed maturities......................................................    2,391.9      75.4        54.8        2,412.5
Equity securities...........................................................       12.1       1.5         0.5           13.1
                                                                               --------     -----       -----       --------
 Total......................................................................   $2,404.0     $76.9       $55.3       $2,425.6
                                                                               ========     =====       =====       ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The amortized cost and fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below:

                                                                                      GROSS        GROSS
                                                                       AMORTIZED    UNREALIZED   UNREALIZED     FAIR
                                                                         COST         GAINS        LOSSES       VALUE
                                                                      ----------    ----------   ----------   ----------
                                                                                       (IN MILLIONS)
DECEMBER 31, 2000
HELD-TO-MATURITY:
Corporate securities ............................................     $    684.2     $  23.4      $  51.0      $    656.6
Mortgage-backed securities ......................................           29.3         0.2          1.2            28.3
Obligations of states and political subdivisions ................            1.9          --           --             1.9
                                                                      ----------     -------      -------      ----------
Total ...........................................................     $    715.4     $  23.6      $  52.2      $    686.8
                                                                      ==========     =======      =======      ==========
AVAILABLE-FOR-SALE:
Corporate securities ............................................     $    751.6     $  20.6      $  27.8      $    744.4
Mortgage-backed securities ......................................          239.1         3.6          3.7           239.0
Obligations of states and political subdivisions ................            0.9          --           --             0.9
Debt securities issued by foreign governments ...................           11.1         0.3          0.6            10.8
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies .....................................           16.1         0.7          0.1            16.7
                                                                      ----------     -------      -------      ----------
Total fixed maturities ..........................................        1,018.8        25.2         32.2         1,011.8
Equity securities ...............................................            7.1         2.8          1.8             8.1
                                                                      ----------     -------      -------      ----------
   Total ........................................................     $  1,025.9     $  28.0      $  34.0      $  1,019.9
                                                                      ==========     =======      =======      ==========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     The amortized cost and fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below:

                                                          AMORTIZED       FAIR
                                                            COST         VALUE

                                                             (IN MILLIONS)
                                                          ---------------------
HELD-TO-MATURITY:
Due in one year or less ..............................   $      --     $      --
Due after one year through five years ................         3.0           3.0
Due after five years through ten years ...............         8.6           8.6
Due after ten years ..................................        53.4          52.6
                                                         ---------     ---------
                                                              65.0          64.2
Mortgage-backed securities ...........................        18.7          17.9
                                                         ---------     ---------
Total ................................................   $    83.7     $    82.1
                                                         =========     =========
AVAILABLE-FOR-SALE:
Due in one year or less ..............................   $    97.5     $    99.5
Due after one year through five years ................       772.0         794.2
Due after five years through ten years ...............       935.2         929.4
Due after ten years ..................................       290.5         291.1
                                                         ---------     ---------
                                                           2,095.2       2,114.2
Mortgage-backed securities ...........................       296.7         298.3
                                                         ---------     ---------
Total ................................................   $ 2,391.9     $ 2,412.5
                                                         =========     =========


     Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2001 and 2000, $300.0 million and $1.4 million, respectively, of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

     Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.


                                                  BALANCE AT                             BALANCE AT
                                                  BEGINNING                                END OF
                                                   OF YEAR    ADDITIONS    DEDUCTIONS       YEAR
                                                 ----------   ---------    ----------    -----------
                                                                   (IN MILLIONS)
Year ended December 31, 2001
 Mortgage loans on real estate .................   $  5.0       $  1.7        $  1.2        $  5.5
 Real estate to be disposed of .................      0.7          0.1            --           0.8
                                                   ------       ------        ------        ------
 Total .........................................   $  5.7       $  1.8        $  1.2        $  6.3
                                                   ======       ======        ======        ======
Year ended December 31, 2000
 Mortgage loans on real estate .................   $  3.8       $  1.2        $   --        $  5.0
 Real estate to be disposed of .................       --          0.7            --           0.7
                                                   ------       ------        ------        ------
 Total .........................................   $  3.8       $  1.9        $   --        $  5.7
                                                   ======       ======        ======        ======
Year ended December 31, 1999
 Mortgage loans on real estate .................   $  3.7       $  0.4        $  0.3        $  3.8
 Real estate to be disposed of .................      0.7           --           0.7            --
                                                   ------       ------        ------        ------
 Total .........................................   $  4.4       $  0.4        $  1.0        $  3.8
                                                   ======       ======        ======        ======

At December 31, 2001 and 2000 the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:


                                                                                      DECEMBER 31
                                                                                    2001       2000
                                                                                  -------    --------
                                                                                    (IN MILLIONS)
Impaired mortgage loans on real estate with provision for losses ..........       $  2.4       $  4.2
Provision for losses ......................................................         (1.2)        (1.2)
                                                                                  ------       ------
Net impaired mortgage loans on real estate ................................       $  1.2       $  3.0
                                                                                  ======       ======


  The average investment in impaired loans and the interest income recognized on impaired loans were as follows:


                                                       YEAR ENDED DECEMBER 31
                                                       2001     2000      1999
                                                      -------  -------  --------
                                                          (IN MILLIONS)
Average recorded investment in impaired loans ........  $  3.3  $  2.1  $  --
Interest income recognized on impaired loans .........     0.5     0.3     --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

     There were no restructured commercial mortgage loans at December 31, 2001. Such loans aggregated $3.4 million as of December 31, 2000. The expected gross interest income that would have been recorded in 2000 had the loans been current in accordance with the original loan agreements was $0.34 million, and the actual interest income recorded was $0.27 million.

     At December 31, 2001, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:

                           CARRYING           GEOGRAPHIC            CARRYING
    PROPERTY TYPE           AMOUNT           CONCENTRATION           AMOUNT
------------------------  ------------  -----------------------  ---------------
                         (IN MILLIONS)                            (IN MILLIONS)
Apartments .............    $115.1      East North Central.....      $ 63.6
Hotels .................      24.8      East South Central.....        25.8
Industrial .............      72.1      Middle Atlantic........        50.6
Office buildings .......     146.4      Mountain...............        35.5
Retail .................      35.5      New England............        55.1
Mixed Use ..............       5.0      Pacific................       111.3
Agricultural ...........     168.9      South Atlantic.........       152.9
Other ..................      18.6      West North Central.....        20.6
                                        West South Central.....        67.7
                                        Canada/Other...........         3.3
Allowance for losses....      (5.5)     Allowance for losses...        (5.5)
                            ------                                   ------
Total...................    $580.9      Total..................      $580.9
                            ======                                   ======


     Bonds with amortized cost of $24.7 million were non-income producing for year ended December 31, 2001.

     Depreciation expense on investment real estate was $0.3 million in 2001 and $0.6 million in 2000 and 1999. Accumulated depreciation was $2.8 million, and $2.5 million at December 31, 2001, and 2000, respectively.

NOTE 4.  DERIVATIVES AND HEDGING INSTRUMENTS

     The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

     The fair value of derivative instruments classified as assets at December 31, 2001 was $16.7 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2001 was $12.0 million and appears on the consolidated balance sheet in other liabilities.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 4. DERIVATIVES AND HEDGING INSTRUMENTS (CONTINUED)


   Fair Value Hedges

     The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

     The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

     Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

     At December 31, 2001, the Company recognized net losses of $3.0 million, related to the ineffective portion of its fair value hedges, and a net gain of $0.1 million, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. At December 31, 2001, all of the Company's hedged firm commitments qualified as fair value hedges.


   Cash Flow Hedges

     The Company used interest rate cap and floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses. Amounts are reclassified from other comprehensive income if interest rates fall below certain levels.

     In 2001, the Company recognized no gains or losses related to the ineffective portion of its cash flow hedges, and a net gain of $0.2 million related to the portion of the hedging instruments that was excluded from the assessment of hedge effectiveness. This amount is recorded in net realized investment and other gains and losses. All of the Company's hedged forecasted transactions qualified as cash flow hedges in 2001.

     No amounts were reclassified from other accumulated comprehensive income to earnings in 2001 and it is anticipated that no amounts will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The Company does not enter into hedging transactions for variable cash flows thus the Company currently has no maximum length for which variable cash flows are hedged.

     In 2001, none of the Company's cash flow hedges have been discontinued because of the probability that the original forecasted transaction would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 4. DERIVATIVES AND HEDGING INSTRUMENTS (CONTINUED)

     There was no transition adjustment for the adoption of SFAS No.133 representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. There were no losses incurred for the effective portion of the change in fair value of derivative instruments designated as cash flow hedges and added to accumulated other comprehensive income.

   Derivatives Not Designated as Hedging Instruments

     The Company enters into interest rate swap agreements, interest rate futures contracts, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.


NOTE 5. INCOME TAXES

     The Company is included in the consolidated federal income tax return of John Hancock Financial Services, Inc. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

     The components of income taxes were as follows:

                                                             YEAR ENDED DECEMBER 31
                                                           2001       2000       1999
                                                         --------   --------   --------
                                                                 (IN MILLIONS)
Current taxes:
Federal................................................   $30.1      $15.2      $(1.5)
Foreign................................................      --        0.6        0.1
                                                          -----      -----      -----
                                                           30.1       15.8       (1.4)
Deferred taxes:
Federal................................................    32.1       28.0       36.6
                                                          -----      -----      -----
Total income taxes.....................................   $62.2      $43.8      $35.2
                                                          =====      =====      =====

     A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                             YEAR ENDED DECEMBER 31
                                                           2001       2000       1999
                                                         --------   --------   --------
                                                                 (IN MILLIONS)
Tax at 35% ............................................   $73.0      $50.1      $36.3
Add (deduct):
 Equity base tax ......................................    (9.0)      (5.6)        --
 Prior years taxes ....................................     2.1         --       (0.3)
 Tax credits ..........................................    (0.4)      (0.6)      (0.1)
 Foreign taxes ........................................      --        0.6        0.1
 Tax exempt investment income .........................    (5.6)      (0.7)      (0.7)
 Other ................................................     2.1         --       (0.1)
                                                          -----      -----      -----
  Total income taxes ..................................   $62.2      $43.8      $35.2
                                                          =====      =====      =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 5. INCOME TAXES (CONTINUED)

     The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                        DECEMBER 31
                                                                      2001       2000
                                                                    --------   --------
                                                                       (IN MILLIONS)
DEFERRED TAX ASSETS:
 Policy reserve adjustments .....................................   $  238.1   $  110.0
 Other postretirement benefits ..................................       20.1       23.3
 Book over tax basis of investments .............................       12.0        7.8
 Interest .......................................................         --        7.5
 Unrealized holding losses ......................................         --        1.4
                                                                    --------   --------
  Total deferred tax assets .....................................      270.2      150.0
DEFERRED TAX LIABILITIES:
 Deferred policy acquisition costs ..............................      373.7      199.1
 Depreciation ...................................................        2.1        1.8
 Basis in partnerships ..........................................        0.6        0.4
 Market discount on bonds .......................................        1.2        0.6
 Lease income ...................................................       47.0       35.4
 Unrealized gains ...............................................        6.8         --
 Other ..........................................................         --        9.5
                                                                    --------   --------
  Total deferred tax liabilities ................................      431.4      246.8
                                                                    --------   --------
  Net deferred tax liabilities ..................................   $  161.2   $   96.8
                                                                    ========   ========

     The Company received an income tax refund of $32.4 million and made income tax payments of $62.9 million and $13.2 million in 2001, 2000 and 1999, respectively.


NOTE 6 - REINSURANCE

     The effect of reinsurance on premiums written and earned was as follows:

                                               2001              2000             1999
                                             PREMIUMS          PREMIUMS         PREMIUMS
                                         WRITTEN  EARNED   WRITTEN  EARNED  WRITTEN  EARNED
                                         -------  ------   -------  ------  -------  ------
                                                           (IN MILLIONS)
Life Insurance:
 Direct ...............................  $ 82.0   $ 82.0    $34.1   $34.1    $12.1   $12.1
 Ceded ................................   (21.9)   (21.9)    (5.5)   (5.5)    (3.2)   (3.2)
                                         ------   ------    -----   -----    -----   -----
  Net life insurance premiums .........  $ 60.1   $ 60.1    $28.6   $28.6    $ 8.9   $ 8.9
                                         ======   ======    =====   =====    =====   =====

For the year ended December 31, 2001, 2000 and 1999, benefits to policyholders under life ceded reinsurance contracts were $3.8 million, $3.0 million and $ -- million, respectively.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6. REINSURANCE (CONTINUED)

     Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.


NOTE 7. COMMITMENTS AND CONTINGENCIES

     The Company has extended commitments to purchase fixed maturity investments, and other invested assets and issue mortgage loans on real estate totaling $25.3 million, $14.3 million and $16.2 million, respectively, at December 31, 2001. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $57.1 million at December 31, 2001. The majority of these commitments expire in 2002.

     In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2001. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

     During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $7.0 million and $66.3 million at December 31, 2001 and 2000, respectively. Costs incurred related to the settlement were $14.1 million and $66.0 million in 2001 and 1999, respectively. No such costs were incurred in 2000. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

     During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution (ADR) relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly. The reserve estimate was further evaluated quarterly, and was adjusted as noted above, in the fourth quarter of 2001. The adjustment to the reserve in 2001 was the result of the Company being able to better estimate the cost of settling the remaining claims, which on average tend to be larger, more complicated claims. The better estimate comes from experience with actual settlements on similar claims.

     Administration of the ADR component of the settlement continues to date. Although some uncertainty remains as to the cost of claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 8.  SHAREHOLDER'S EQUITY

   (a) Common Stock

     The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. The Company has one class of capital stock, common stock ($50 par value, 50,000 shares authorized).


   (b) Accumulated Other Comprehensive Income (Loss)

     The components of accumulated other comprehensive loss are as follows:

                                                                                               ACCUMULATED
                                                                                                  OTHER
                                                                                              COMPREHENSIVE
                                                                                             INCOME (LOSSES)
                                                                                            -----------------
                                                                                              (IN MILLIONS)
Balance at January 1, 1999 ...............................................................       $ 12.3
Gross unrealized gains (losses) (net of deferred income tax benefit of $18.0 million) ....        (34.2)
Reclassification adjustment for gains (losses), realized in net income (net of tax
 expense of $1.7 million) ................................................................         (3.1)
Adjustment to deferred policy acquisition costs and present value of future profits
 (net of deferred income tax expense of $6.2 million) ....................................         11.6
                                                                                                 ------
Net unrealized gains (losses) ............................................................        (25.7)
                                                                                                 ------
Balance at December 31, 1999 .............................................................       $(13.4)
                                                                                                 ======


Balance at January 1, 2000 ...............................................................       $(13.4)
Gross unrealized gains (losses) (net of deferred income tax expense of $9.7 million) .....         18.0
Reclassification adjustment for gains (losses), realized in net income (net of tax
 expense of $1.6 million) ................................................................         (2.9)
Adjustment to deferred policy acquisition costs and present value of future profits
 (net of deferred income tax benefit of $2.1 million) ....................................         (3.9)
                                                                                                 ------
Net unrealized gains (losses) ............................................................         11.2
                                                                                                 ------
Balance at December 31, 2000 .............................................................       $ (2.2)
                                                                                                 ======


Balance at January 1, 2001 ...............................................................       $ (2.2)
Gross unrealized gains (losses) (net of deferred income tax expense of $7.2 million) .....         11.8
Reclassification adjustment for gains (losses), realized in net income (net of tax
 benefit of $1.1 million) ................................................................          2.1
Adjustment to deferred policy acquisition costs and present value of future profits
 (net of deferred income tax benefit of $3.2 million) ....................................         (6.0)
                                                                                                 ------
Net unrealized gains (losses) ............................................................          7.9
Change in accounting principle ...........................................................          7.2
                                                                                                 ------
Balance at December 31, 2001 .............................................................       $ 12.9
                                                                                                 ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 8.  SHAREHOLDER'S EQUITY (CONTINUED)

     Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                                              2001       2000       1999
                                                                            --------   --------   --------
                                                                                    (IN MILLIONS)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
  Fixed maturities .......................................................   $ 20.6     ($7.0)     ($28.7)
  Equity investments .....................................................      1.0       1.0        (1.4)
  Derivatives and other ..................................................      5.2       0.3         1.3
                                                                             ------     -----      ------
Total ....................................................................     26.8      (5.7)      (28.8)
Amounts of unrealized investment (gains) losses attributable to:
  Deferred policy acquisition cost and present value of future profits ...     (7.1)      2.1         8.1
  Deferred federal income taxes ..........................................     (6.8)      1.4         7.3
                                                                             ------     -----      ------
Total ....................................................................    (13.9)      3.5        15.4
                                                                             ------     -----      ------
Net unrealized investment gains ..........................................   $ 12.9     ($2.2)     ($13.4)
                                                                             ======     =====      ======


   (c) Statutory Results

     The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary use to prepare their statutory-basis financial statements.

     The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

     Prior to 2001, the Commissioner had provided the Company approval to recognize as an admitted asset the pension plan prepaid expense in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." Beginning in 2001, the Commissioner has provided the Company with approval to phase-in over a three-year period the impact of implementing the material provisions of statutory SSAP No. 8, "Pensions." The Company's pension plan prepaid expense recorded for statutory purposes amounted to $64.3 million, $55.6 million and $42.3 million at December 31, 2001, 2000 and 1999 respectively. Statutory net income is not impacted by this permitted practice.

     Statutory net income and surplus include the accounts of the Company and its wholly-owned subsidiary, Investors Partners Life Insurance Company.

                                                           2001       2000       1999
                                                         --------   --------   --------
                                                                 (IN MILLIONS)
Statutory net income ..................................   $ 13.1     $ 26.6     $ 77.5
Statutory surplus .....................................    647.0      527.2      468.8

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 8.  SHAREHOLDER'S EQUITY (CONTINUED)

     Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.


NOTE 9.  SEGMENT INFORMATION

     The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

     PROTECTION SEGMENT. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

     ASSET GATHERING SEGMENT. Offers individual variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

     The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

     Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

     Amounts reported as segment adjustments in the tables below primarily relate to: (i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems and retail operations; (iv) the surplus tax on mutual life insurance companies that was allocated by John Hancock to the Company; (v) a charge for certain one time costs associated with John Hancock's demutualization process; and (vi) cumulative effect of an accounting change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income:

                                                                                       ASSET
                                                                         PROTECTION  GATHERING   CONSOLIDATED
                                                                         ----------  ---------  --------------
                                                                                   (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2001
REVENUES:
 Segment revenues ................................................       $  614.3    $   62.2     $   676.5
 Net realized investment and other
  gains (losses) .................................................           (9.0)         --          (9.0)
                                                                         --------    --------     ---------
 Revenues ........................................................       $  605.3    $   62.2     $   667.5
                                                                         ========    ========     =========

 Net investment income ...........................................       $  229.2    $   (2.2)    $   227.0
NET INCOME:
 Segment after-tax operating income ..............................       $  130.0    $   22.2     $   152.2
 Net realized investment and other
  gains (losses) .................................................           (5.6)         --          (5.6)
 Surplus tax  ....................................................            9.1          --           9.1
 Class action lawsuit ............................................           (9.2)         --          (9.2)
 Cumulative effect of accounting
  change, net of tax .............................................           (1.6)         --          (1.6)
                                                                         --------    --------     ---------
 Net income ......................................................       $  122.7    $   22.2     $   144.9
                                                                         ========    ========     =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees
  accounted for by the equity method .............................       $    2.7    $     --     $     2.7
 Amortization of deferred policy
  acquisition costs ..............................................           46.6        20.5          67.1
 Income tax expense ..............................................           54.8         7.4          62.2
 Segment assets ..................................................       $9,995.5    $1,717.7     $11,713.2
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
 Net realized investment and other
  gains (losses) .................................................       $  (10.5)         --     $   (10.5)
 Less amortization of deferred policy
  acquisition costs related to net realized
  investment and other gains (losses) ............................            1.5          --           1.5
                                                                         --------    --------     ---------
 Net realized investment and other gains
  (losses), net of related amortization of
  deferred policy acquisition costs - per
  consolidated  financial statements .............................           (9.0)         --          (9.0)
 Less income tax effect ..........................................            3.4          --           3.4
                                                                         --------    --------     ---------
 Net realized investment and other gains
  (losses), net-after-tax adjustment
  made to calculate segment operating income .....................       $   (5.6)         --     $    (5.6)
                                                                         ========    ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                                            ASSET
                                                                           PROTECTION     GATHERING      CONSOLIDATED
                                                                           ----------  ---------------  --------------
                                                                                        (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2000
REVENUES:
 Segment revenues ................................................         $  530.8       $   48.5        $   579.3
 Net realized investment and other
  gains (losses), net ............................................            (10.6)            --            (10.6)
                                                                           --------       --------        ---------
       Revenues ..................................................         $  520.2       $   48.5        $   568.7
                                                                           ========       ========        =========

       Net investment income                                               $  215.9       $   (2.5)       $   213.4
NET INCOME:
 Segment after-tax operating income ..............................             96.0            6.3            102.3
 Net realized investment and other
  gains (losses), net ............................................             (6.8)            --             (6.8)
 Surplus tax .....................................................              5.4            0.2              5.6
 Other demutualization related costs .............................             (0.5)          (0.1)            (0.6)
 Restructuring charges ...........................................             (1.1)            --             (1.1)
                                                                           --------       --------        ---------
 Net income ......................................................         $   93.0       $    6.4        $    99.4
                                                                           ========       ========        =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees accounted for
  by the equity method ...........................................         $    1.3       $     --        $     1.3
 Amortization of deferred policy
  acquisition costs ..............................................             17.6           16.4             34.0
 Income tax expense ..............................................             40.7            3.1             43.8
 Segment assets ..................................................         $9,326.9       $2,867.8        $12,194.7
NET REALIZED INVESTMENT AND OTHER GAINS (LOSSES) DATA:
 Net realized investment and other losses ........................         $  (14.4)            --        $   (14.4)
 Less amortization of deferred policy acquisition
  costs related to net realized investment and
  other gains (losses) ...........................................              3.8             --              3.8
                                                                           --------       --------        ---------
 Net realized investment and other gains (losses),
  net of related amortization of deferred policy
  acquisition costs - per consolidated financial statements ......            (10.6)            --            (10.6)
 Less income tax effect ..........................................              3.8             --              3.8
                                                                           --------       --------        ---------
 Net realized investment and other gains (losses), net-after-tax
  adjustment made to calculate segment operating income ..........         $   (6.8)            --        $    (6.8)
                                                                           ========       ========        =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                                              ASSET
                                                                                PROTECTION  GATHERING   CONSOLIDATED
                                                                                ----------  ---------  -------------
                                                                                          (IN MILLIONS)
YEAR ENDED DECEMBER 31, 1999
REVENUES:
 Segment revenues ................................................              $  488.0    $   37.2     $   525.2
 Net realized investment and other
  gains (losses), net ............................................                  (4.8)         --          (4.8)
                                                                                --------    --------     ---------
 Revenues ........................................................              $  483.2    $   37.2     $   520.4
                                                                                ========    ========     =========

 Net investment income ...........................................              $  178.1    $   (3.5)    $   174.6
NET INCOME:
 Segment after-tax operating income ..............................                 108.0         6.8         114.8
 Net realized investment and other
  gains (losses), net ............................................                  (3.1)         --          (3.1)
 Class action lawsuit ............................................                 (42.9)         --         (42.9)
 Other demutualization related costs .............................                  (0.3)       (0.1)         (0.4)
                                                                                --------    --------     ---------
 Net income ......................................................              $   61.7    $    6.7     $    68.4
                                                                                ========    ========     =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees
  accounted for by the equity method .............................              $   (0.1)   $     --     $    (0.1)
 Amortization of deferred policy
  acquisition costs ..............................................                   4.6         8.5          13.1
 Income tax expense ..............................................                  31.8         3.4          35.2
 Segment assets ..................................................              $9,104.6    $2,869.6     $11,974.2
NET REALIZED INVESTMENT AND OTHER GAINS (LOSSES) DATA:
 Net realized investment and other
  gains (losses)  ................................................              $   (5.3)         --     $    (5.3)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment gains (losses) .............................                   0.5          --           0.5
                                                                                --------    --------     ---------
 Net realized investment and other
  gains (losses), net of related amortization
  of deferred policy acquisition costs - per
  consolidated financial statements ..............................                  (4.8)         --          (4.8)
 Less income tax effect ..........................................                   1.7          --           1.7
                                                                                --------    --------     ---------
 Net realized investment and other
  gains (losses), net-after-tax
  adjustment made to calculate
  segment operating income .......................................              $   (3.1)         --     $    (3.1)
                                                                                ========    ========     =========

  The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 10.  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

     The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

     Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

     The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

     The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

     The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies are estimated based on discounted cash flow calculations using current market rates.

     The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

     The fair value for commitments approximates the amount of the initial commitment.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                        DECEMBER 31         DECEMBER 31
                                                           2001                2000
                                                     CARRYING    FAIR    CARRYING     FAIR
                                                      VALUE      VALUE    VALUE       VALUE
                                                     --------  --------  --------   ---------
                                                       (IN MILLIONS)        (IN MILLIONS)
ASSETS:
 Fixed maturities:
  Held-to-maturity .............................     $   83.7  $   82.1  $  715.4   $  686.8
  Available-for-sale ...........................      2,412.5   2,412.5   1,011.8    1,011.8
 Equity securities:
  Available-for-sale ...........................         13.1      13.1       8.1        8.1
 Mortgage loans on real estate .................        580.9     604.3     554.8      574.2
 Policy loans  .................................        352.0     352.0     334.2      334.2
 Short-term investments ........................           --        --      21.7       21.7
  Cash and cash equivalents ....................        115.4     115.4     277.3      277.3
Derivatives:
 Futures contracts, net ........................           --        --       0.1        0.1
 Interest rate swap agreements .................          8.8       8.8        --         --
 Interest rate cap agreements ..................          3.5       3.5       2.1        2.1
 Interest rate floor agreements ................          4.5       4.5       4.5        4.5
 Currency rate swap agreements .................          0.4       0.4        --         --
 Equity collar agreements ......................          0.8       0.8       0.4        0.4
LIABILITIES:
Fixed rate deferred and immediate
 annuities                                               53.1      50.3      63.8       60.4
Derivatives:
 Interest rate swap agreements .................         13.2      13.2        --        1.2
 Currency rate swap agreements .................          0.1       0.1       0.6        0.6
Commitments  ...................................           --      57.1        --       62.9

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     SCHEDULE I - SUMMARY OF INVESTMENTS --
                   OTHER THAN INVESTMENTS IN RELATED PARTIES
                            AS OF DECEMBER 31, 2001
                            (IN MILLIONS OF DOLLARS)

              COLUMN A                                         COLUMN B   COLUMN C       COLUMN D
                                                                                      AMOUNT AT WHICH
                                                                                        SHOWN IN THE
                                                                                        CONSOLIDATED
                                                                                          BALANCE
         TYPE OF INVESTMENT                                   COST /(2)/    VALUE          SHEET
                                                              ----------  ---------  ------------------
Fixed maturity securities, available-for-sale:
Bonds:
United States government and government agencies
 and authorities                                               $  219.6   $  214.8       $  214.8
States, municipalities and political subdivisions                   6.0        6.0            6.0
Foreign governments                                                 7.2        7.6            7.6
Public utilities                                                  189.3      192.9          192.9
Convertibles and bonds with warrants attached                      25.9       25.1           25.1
All other corporate bonds                                       1,897.9    1,920.5        1,920.5
Certificates of deposits                                             --         --             --
Redeemable preferred stock                                         46.0       45.6           45.6
                                                               --------   --------       --------
Total fixed maturity securities, available-for-sale             2,391.9    2,412.5        2,412.5
                                                               ========   ========       ========
Equity securities, available-for-sale:
Common stocks:
Public utilities                                                     --         --             --
Banks, trust and insurance companies                                 --         --             --
Industrial, miscellaneous and all other                             3.8        5.0            5.0
Non-redeemable preferred stock                                      8.3        8.1            8.1
                                                               --------   --------       --------
Total equity securities, available-for-sale                        12.1       13.1           13.1
                                                               ========   ========       ========
Fixed maturity securities, held-to-maturity:
Bonds
United States government and government agencies
 and authorities                                                     --         --             --
States, municipalities and political subdivisions                    --         --             --
Foreign governments                                                  --         --             --
Public utilities                                                     --         --             --
Convertibles and bonds with warrants attached                        --         --             --
All other corporate bonds                                           5.1        5.1            5.1
Certificates of deposits                                           78.6       77.0           78.6
Redeemable preferred stock                                           --         --             --
                                                               --------   --------       --------
Total fixed maturity securities, held-to-maturity                  83.7       82.1           83.7
                                                               ========   ========       ========

  The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     SCHEDULE I - SUMMARY OF INVESTMENTS --
             OTHER THAN INVESTMENTS IN RELATED PARTIES (CONTINUED)
                            AS OF DECEMBER 31, 2001
                            (IN MILLIONS OF DOLLARS)

              COLUMN A                                             COLUMN B   COLUMN C        COLUMN D

                                                                                          AMOUNT AT WHICH
                                                                                            SHOWN IN THE
                                                                                            CONSOLIDATED
                                                                                              BALANCE
         TYPE OF INVESTMENT                                       COST /(2)/   VALUE           SHEET
                                                                  ----------  --------   ------------------
Equity securities, trading:
Common stocks:
Public utilities                                                         --         --             --
Banks, trust and insurance companies                                     --         --             --
Industrial, miscellaneous and all other                                  --         --             --
Non-redeemable preferred stock                                           --         --             --
                                                                   --------   --------       --------
Total equity securities, trading                                         --         --             --
                                                                   --------   --------       --------
Mortgage loans on real estate, net /(1)/                           $  586.4       xxxx       $  580.9
Real estate, net:
Investment properties /(1)/                                            21.4       xxxx           20.6
Acquired in satisfaction of debt /(1)/                                   --       xxxx             --
Policy loans                                                          352.0       xxxx          352.0
Other long-term investments /(2)/                                      39.6       xxxx           39.6
Short-term investments                                                   --       xxxx             --
                                                                   --------   --------       --------
  Total investments                                                $3,487.1   $2,507.7       $3,502.4
                                                                   ========   ========       ========

(1) Difference from Column B is primarily due to valuation allowances due to impairments on mortgage loans on real estate and due to accumulated depreciation and valuation allowances due to impairments on real estate. See note 3 to the consolidated financial statements.
(2) Difference from Column B is primarily due to operating gains (losses) of investments in limited partnerships.

     The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
       AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR THE YEAR THEN ENDED
                            (IN MILLIONS OF DOLLARS)

                         DEFERRED      FUTURE POLICY                OTHER POLICY
                          POLICY      BENEFITS, LOSSES,              CLAIMS AND
                        ACQUISITION    CLAIMS AND LOSS    UNEARNED    BENEFITS     PREMIUM
       SEGMENT             COSTS          EXPENSES        PREMIUMS    PAYABLE      REVENUE
----------------------  -----------  ------------------  ---------  ------------  ---------
2001:
Protection               $  918.4         $3,275.5        $221.0       $25.0        $60.1
Asset Gathering             142.4             63.2            --          --           --
                         --------         --------        ------       -----        -----
 Total                   $1,060.8         $3,338.7        $221.0       $25.0        $60.1
                         ========         ========        ======       =====        =====
2000:
Protection               $  819.3         $2,698.5        $212.0       $11.1        $28.6
Asset Gathering             174.8             70.0            --          --           --
                         --------         --------        ------       -----        -----
 Total                   $  994.1         $2,768.5        $212.0       $11.1        $28.6
                         ========         ========        ======       =====        =====
1999:
Protection               $  707.8         $2,515.7        $175.2       $15.7        $ 8.9
Asset Gathering             147.3             50.6            --          --           --
                         --------         --------        ------       -----        -----
 Total                   $  855.1         $2,566.3        $175.2       $15.7        $ 8.9
                         ========         ========        ======       =====        =====

  The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

       AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR THE YEAR THEN ENDED
                            (IN MILLIONS OF DOLLARS)

                                                       AMORTIZATION OF
                                                       DEFERRED POLICY
                                  BENEFITS, CLAIMS,   ACQUISITION COSTS,
                         NET         LOSSES, AND      EXCLUDING AMOUNTS
                      INVESTMENT     SETTLEMENT      RELATED TO REALIZED   OTHER OPERATING
      SEGMENT           INCOME        EXPENSES        INVESTMENT GAINS        EXPENSES
--------------------  ----------  -----------------  -------------------  -----------------
2001:
Protection             $229.2          $285.5               $46.6              $ 72.8
Asset Gathering          (2.2)            8.6                20.5                 3.4
                       ------          ------               -----              ------
 Total                 $227.0          $294.1               $67.1              $ 76.2
                       ======          ======               =====              ======
2000:
Protection             $215.9          $242.2               $17.6              $100.5
Asset Gathering          (2.5)            6.4                16.4                16.3
                       ------          ------               -----              ------
 Total                 $213.4          $248.6               $34.0              $116.8
                       ======          ======               =====              ======
1999:
Protection             $178.1          $192.3               $ 4.6              $100.6
Asset Gathering          (3.5)           68.2                 8.5                16.9
                       ------          ------               -----              ------
 Total                 $174.6          $260.5               $13.1              $117.5
                       ======          ======               =====              ======

  The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

          JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY AND SUBSIDIARY

                           SCHEDULE IV - REINSURANCE
                            AS OF DECEMBER 31, 2001
                            (IN MILLIONS OF DOLLARS)

                                                                               ASSUMED               PERCENTAGE
                                                                   CEDED TO     FROM                 OF AMOUNT
                                                         GROSS       OTHER      OTHER       NET      ASSUMED TO
                                                         AMOUNT    COMPANIES  COMPANIES   AMOUNT        NET
                                                       ----------  ---------  ---------  ---------  ------------
2001
Life insurance in force                                $119,332.2  $56,571.3    $35.1    $62,796.0      0.1%
                                                       ----------  ---------    -----    ---------      ---
Premiums:
Life insurance                                         $     82.0  $    21.9    $  --    $    60.1       --
Accident and health insurance                                  --         --       --           --       --
P&C                                                            --         --       --           --       --
                                                       ----------  ---------    -----    ---------      ---
  Total                                                $     82.0  $    21.9    $  --    $    60.1      0.0%
                                                       ==========  =========    =====    =========      ===
2000
Life insurance in force                                $ 98,737.2  $39,495.8    $37.1    $59,278.5      0.1%
                                                       ----------  ---------    -----    ---------      ---
Premiums:
Life insurance                                         $     34.1  $     5.5    $  --    $    28.6       --
Accident and health insurance                                  --         --       --           --       --
P&C                                                            --         --       --           --       --
                                                       ----------  ---------    -----    ---------      ---
  Total                                                $     34.1  $     5.5    $  --    $    28.6      0.0%
                                                       ==========  =========    =====    =========      ===
1999
Life insurance in force                                $ 75,674.7  $19,217.5    $38.5    $56,495.7      0.0%
                                                       ----------  ---------    -----    ---------      ---
Premiums:
Life insurance                                         $     12.1  $     3.2    $  --    $     8.9       --
Accident and health insurance                                  --         --       --           --       --
P&C                                                            --         --       --           --       --
                                                       ----------  ---------    -----    ---------      ---
  Total                                                $     12.1  $     3.2    $  --    $     8.9      0.0%
                                                       ==========  =========    =====    =========      ===

 NOTE: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and the universal life insurance products.

   The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                         REPORT OF INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account S
 of John Hancock Variable Life Insurance Company

     We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (comprising of, respectively, Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets (formerly Emerging Markets Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, Aim V.I. Value, Fidelity VIP Growth, Fidelity VIP II Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, Templeton International, V.A. Financial Industries, V.A. Relative Value, V.A. Strategic Income, Health Sciences, International Equity, Large Cap Value CORE, Large/Mid Cap Value, Small Cap Value (formerly Small/Mid Cap Value), Aim V.I. Growth, MFS Investors Growth and MFS Research Series Subaccounts) as of December 31, 2001, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 2001, the results of their operations for the year then ended and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts,
February 8, 2002

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2001


                                                                         LARGE CAP                   INTERNATIONAL
                                                                          GROWTH      ACTIVE BOND    EQUITY INDEX
                                                                        SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                                                        ----------    -----------    -------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ...................     $111,704,800  $66,269,409    $28,861,551
Receivable from portfolio/JHVLICO .................................          159,225       82,601         98,141
                                                                        ------------  -----------    -----------
Total assets ......................................................      111,864,025   66,352,010     28,959,692

LIABILITIES
Payable to portfolio/JHVLICO ......................................          157,012       81,794         97,612
Asset charges payable .............................................            2,214          807            530
                                                                        ------------  -----------    -----------
Total liabilities .................................................          159,226       82,601         98,142
                                                                        ------------  -----------    -----------
                                                                        $111,704,799  $66,269,409    $28,861,550
                                                                        ------------  -----------    -----------
NET ASSETS:
 Accumulation units ...............................................     $111,704,799  $66,269,409    $28,861,550
                                                                        ------------  -----------    -----------
  Total net assets ................................................     $111,704,799  $66,269,409    $28,861,550
                                                                        ------------  -----------    -----------
  Units outstanding ...............................................        5,040,798    3,556,823      2,265,352
                                                                        ------------  -----------    -----------
  Unit value (accumulation) .......................................     $      22.16  $     18.63    $     12.74
                                                                        ============  ===========    ===========


                                                                          SMALL CAP     GLOBAL       MID CAP
                                                                           GROWTH      BALANCED      GROWTH
                                                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                                         ----------   ----------   ----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ...................      $36,951,517  $4,171,226   $43,998,802
Receivable from portfolio/JHVLICO .................................          382,371       6,011        69,230
                                                                         -----------  ----------   -----------
Total assets ......................................................       37,333,888   4,177,237    44,068,032

LIABILITIES
Payable to portfolio/JHVLICO ......................................          381,584       5,918        68,365
Asset charges payable .............................................              787          93           865
                                                                         -----------  ----------   -----------
Total liabilities .................................................          382,371       6,011        69,230
                                                                         -----------  ----------   -----------
                                                                         $36,951,517  $4,171,226   $43,998,802
                                                                         -----------  ----------   -----------
NET ASSETS:
 Accumulation units ...............................................      $36,951,517  $4,171,226   $43,998,802
                                                                         -----------  ----------   -----------
  Total net assets ................................................      $36,951,517  $4,171,226   $43,998,802
                                                                         -----------  ----------   -----------
  Units outstanding ...............................................        2,436,856     371,146     3,002,367
                                                                         -----------  ----------   -----------
  Unit value (accumulation) .......................................      $     15.16  $    11.24   $     14.65
                                                                         ===========  ==========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2001


                                                                          LARGE CAP      MONEY       SMALL/MID CAP
                                                                            VALUE        MARKET         GROWTH
                                                                         SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                                         ----------    ----------    -------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ...................      $82,486,053  $194,899,411   $ 27,446,346
Receivable from portfolio/JHVLICO .................................           91,947     1,945,197         13,575
                                                                         -----------  ------------   ------------
Total assets ......................................................       82,578,000   196,844,608     27,459,921

LIABILITIES
Payable to portfolio/JHVLICO ......................................           90,731     1,943,221         13,126
Asset charges payable .............................................            1,216         1,976            449
                                                                         -----------  ------------   ------------
Total liabilities .................................................           91,947     1,945,197         13,575
                                                                         -----------  ------------   ------------
                                                                         $82,486,053  $194,899,411   $ 27,446,346
                                                                         -----------  ------------   ------------
NET ASSETS:
 Accumulation units ...............................................      $82,486,053  $194,899,411   $ 27,446,346
                                                                         -----------  ------------   ------------
  Total net assets ................................................      $82,486,053  $194,899,411   $ 27,446,346
                                                                         -----------  ------------   ------------
  Units outstanding ...............................................        4,594,133    14,319,897      1,540,661
                                                                         -----------  ------------   ------------
  Unit value (accumulation) .......................................      $     17.95  $      13.61   $      17.81
                                                                         ===========  ============   ============


                                                                          REAL ESTATE    GROWTH &
                                                                            EQUITY        INCOME       MANAGED
                                                                          SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                                          -----------   ----------    ----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ...................       $25,562,953  $141,794,208   $130,010,266
Receivable from portfolio/JHVLICO .................................           468,921        93,598         64,741
                                                                          -----------  ------------   ------------
Total assets ......................................................        26,031,874   141,887,806    130,075,007

LIABILITIES
Payable to portfolio/JHVLICO ......................................           468,567        89,262         59,480
Asset charges payable .............................................               354         4,336          5,262
                                                                          -----------  ------------   ------------
Total liabilities .................................................           468,921        93,598         64,742
                                                                          -----------  ------------   ------------
                                                                          $25,562,953  $141,794,208   $130,010,265
                                                                          -----------  ------------   ------------
NET ASSETS:
 Accumulation units ...............................................       $25,562,953  $141,794,208   $130,010,265
                                                                          -----------  ------------   ------------
  Total net assets ................................................       $25,562,953  $141,794,208   $130,010,265
                                                                          -----------  ------------   ------------
  Units outstanding ...............................................         1,238,549     6,069,174      4,489,706
                                                                          -----------  ------------   ------------
  Unit value (accumulation) .......................................       $     20.64  $      23.36   $      28.96
                                                                          ===========  ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2001


                                                                          SHORT-TERM    SMALL CAP    INTERNATIONAL
                                                                             BOND        EQUITY      OPPORTUNITIES
                                                                          SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                                          ----------   ----------    -------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ...................      $ 17,601,987  $25,497,414    $36,226,531
Receivable from portfolio/JHVLICO .................................             4,041      934,101        166,713
                                                                         ------------  -----------    -----------
Total assets ......................................................        17,606,028   26,431,515     36,393,244

LIABILITIES
Payable to portfolio/JHVLICO ......................................             3,579      933,542        166,011
Asset charges payable .............................................               462          560            702
                                                                         ------------  -----------    -----------
Total liabilities .................................................             4,041      934,102        166,713
                                                                         ------------  -----------    -----------
                                                                         $ 17,601,987  $25,497,413    $36,226,531
                                                                         ------------  -----------    -----------
NET ASSETS:
 Accumulation units ...............................................      $ 17,601,987  $25,497,413    $36,226,531
                                                                         ------------  -----------    -----------
  Total net assets ................................................      $ 17,601,987  $25,497,413    $36,226,531
                                                                         ------------  -----------    -----------
  Units outstanding ...............................................         1,192,048    2,370,722      3,320,933
                                                                         ------------  -----------    -----------
  Unit value (accumulation) .......................................      $      14.77  $     10.76    $     10.91
                                                                         ============  ===========    ===========


                                                                           EQUITY       GLOBAL       EMERGING
                                                                           INDEX         BOND        MARKETS
                                                                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                                         ----------   ----------    ----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ...................     $187,337,510  $12,697,702   $6,019,218
Receivable from portfolio/JHVLICO .................................        1,310,698        6,455        9,642
                                                                        ------------  -----------   ----------
Total assets ......................................................      188,648,208   12,704,157    6,028,860

LIABILITIES
Payable to portfolio/JHVLICO ......................................        1,307,687        6,213           --
Asset charges payable .............................................            3,011          242        9,642
                                                                        ------------  -----------   ----------
Total liabilities .................................................        1,310,698        6,455        9,642
                                                                        ------------  -----------   ----------
                                                                        $187,337,510  $12,697,702   $6,019,218
                                                                        ------------  -----------   ----------
NET ASSETS:
 Accumulation units ...............................................     $187,337,510  $12,697,702   $6,019,218
                                                                        ------------  -----------   ----------
  Total net assets ................................................     $187,337,510  $12,697,702   $6,019,218
                                                                        ------------  -----------   ----------
  Units outstanding ...............................................       10,567,694      947,812      817,817
                                                                        ------------  -----------   ----------
  Unit value (accumulation) .......................................     $      17.73  $     13.40   $     7.36
                                                                        ============  ===========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2001


                                                                                    SMALL/MID    HIGH YIELD
                                                                     BOND INDEX     CAP CORE        BOND
                                                                     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                                     ----------    ----------    ----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ...............      $28,203,083  $16,856,846   $10,940,542
Receivable from portfolio/JHVLICO .............................          834,679       32,656         3,672
                                                                     -----------  -----------   -----------
Total assets ..................................................       29,037,762   16,889,502    10,944,214

LIABILITIES
Payable to portfolio/JHVLICO ..................................          834,377       32,483         3,492
Asset charges payable .........................................              302          173           180
                                                                     -----------  -----------   -----------
Total liabilities .............................................          834,679       32,656         3,672
                                                                     -----------  -----------   -----------
                                                                     $28,203,083  $16,856,846   $10,940,542
                                                                     -----------  -----------   -----------
NET ASSETS:
 Accumulation units ...........................................      $28,203,083  $16,856,846   $10,940,542
                                                                     -----------  -----------   -----------
  Total net assets ............................................      $28,203,083  $16,856,846   $10,940,542
                                                                     -----------  -----------   -----------
  Units outstanding ...........................................        2,263,449    1,488,264     1,190,720
                                                                     -----------  -----------   -----------
  Unit value (accumulation) ....................................     $     12.46  $     11.33   $      9.19
                                                                     ===========  ===========   ===========


                                                                                      BRANDES       FRONTIER
                                                                     TURNER CORE   INTERNATIONAL    CAPITAL
                                                                       GROWTH          EQUITY     APPRECIATION
                                                                     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                                     -----------    -----------   ------------
ASSETS
Investment in shares of portfolios of:
 Outside Trust, at value ......................................      $21,880,480  $48,051,501    $32,664,269
Receivable from portfolio/JHVLICO .............................            2,580       15,674          9,759
                                                                     -----------  -----------    -----------
Total assets ..................................................       21,883,060   48,067,175     32,674,028

LIABILITIES
Payable to portfolio/JHVLICO ..................................            2,470       15,457          9,589
Asset charges payable .........................................              109          217            170
                                                                     -----------  -----------    -----------
Total liabilities. ............................................            2,579       15,674          9,759
                                                                     -----------  -----------    -----------
                                                                     $21,880,481  $48,051,501    $32,664,269
                                                                     -----------  -----------    -----------
NET ASSETS:
 Accumulation units ...........................................      $21,880,481  $48,051,501    $32,664,269
                                                                     -----------  -----------    -----------
  Total net assets ............................................      $21,880,481  $48,051,501    $32,664,269
                                                                     -----------  -----------    -----------
  Units outstanding ...........................................        1,231,427    3,104,259      1,548,405
                                                                     -----------  -----------    -----------
  Unit value (accumulation) ...................................      $     17.77  $     15.48    $     21.10
                                                                     ===========  ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2001


                                                                        CLIFTON    LARGE CAP
                                                                       ENHANCED    AGGRESSIVE   FUNDAMENTAL
                                                                       US EQUITY     GROWTH       GROWTH
                                                                      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                                      ----------   ----------   -----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ...............                --  $2,548,141   $  918,443
 Outside Trust, at value ......................................       $24,468,670          --           --
Receivable from portfolio/JHVLICO .............................            15,483          18           23
                                                                      -----------  ----------   ----------
Total assets ..................................................        24,484,153   2,548,159      918,466

LIABILITIES
Payable to portfolio/JHVLICO ..................................            15,380          --           --
Asset charges payable .........................................               103          18           23
                                                                      -----------  ----------   ----------
Total liabilities .............................................            15,483          18           23
                                                                      -----------  ----------   ----------
                                                                      $24,468,670  $2,548,141   $  918,443
                                                                      -----------  ----------   ----------
NET ASSETS:
 Accumulation units ...........................................       $24,468,670  $2,548,141   $  918,443
                                                                      -----------  ----------   ----------
  Total net assets ............................................       $24,468,670  $2,548,141   $  918,443
                                                                      -----------  ----------   ----------
  Units outstanding ...........................................         1,779,472     368,928      124,379
                                                                      -----------  ----------   ----------
  Unit value (accumulation) ...................................       $     13.75  $     6.91   $     7.38
                                                                      ===========  ==========   ==========


                                                                                               FIDELITY
                                                                      AIM V.I.    FIDELITY      VIP II
                                                                       VALUE     VIP GROWTH   CONTRAFUND
                                                                     SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                                                     ----------  ----------   ----------
ASSETS
Investment in shares of portfolios of:
 Outside Trust, at value ......................................      $2,578,953  $4,188,912   $5,241,665
Receivable from portfolio/JHVLICO .............................              34          46        3,727
                                                                     ----------  ----------   ----------
Total assets ..................................................       2,578,987   4,188,958    5,245,392

LIABILITIES
Payable to portfolio/JHVLICO ..................................              --          --        3,675
Asset charges payable .........................................              34          46           52
                                                                     ----------  ----------   ----------
Total liabilities .............................................              34          46        3,727
                                                                     ----------  ----------   ----------
                                                                     $2,578,953  $4,188,912   $5,241,665
                                                                     ----------  ----------   ----------
NET ASSETS:
 Accumulation units ...........................................      $2,578,953  $4,188,912   $5,241,665
                                                                     ----------  ----------   ----------
  Total net assets ............................................      $2,578,953  $4,188,912   $5,241,665
                                                                     ----------  ----------   ----------
  Units outstanding ...........................................         251,224     265,670      511,813
                                                                     ----------  ----------   ----------
  Unit value (accumulation) ...................................      $    10.27  $    15.77   $    10.24
                                                                     ==========  ==========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2001


                                                                      JANUS ASPEN  JANUS ASPEN    MFS NEW
                                                                        GLOBAL      WORLDWIDE    DISCOVERY
                                                                      TECHNOLOGY     GROWTH        SERIES
                                                                      SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                                      -----------  -----------   ----------
ASSETS
Investment in shares of portfolios of:
 Outside Trust, at value ......................................       $2,785,116   $2,153,848    $8,796,316
Receivable from portfolio/JHVLICO .............................            5,718           36           142
                                                                      ----------   ----------    ----------
Total assets ..................................................        2,790,834    2,153,884     8,796,458

LIABILITIES
Payable to portfolio/JHVLICO ..................................            5,695           --            82
Asset charges payable .........................................               23           36            60
                                                                      ----------   ----------    ----------
Total liabilities .............................................            5,718           36           142
                                                                      ----------   ----------    ----------
                                                                      $2,785,116   $2,153,848    $8,796,316
                                                                      ----------   ----------    ----------
NET ASSETS:
 Accumulation units ...........................................       $2,785,116   $2,153,848    $8,796,316
                                                                      ----------   ----------    ----------
  Total net assets ............................................       $2,785,116   $2,153,848    $8,796,316
                                                                      ----------   ----------    ----------
  Units outstanding ...........................................          658,072      334,913       922,289
                                                                      ----------   ----------    ----------
  Unit value (accumulation) ...................................       $     4.23   $     6.43    $     9.54
                                                                      ==========   ==========    ==========


                                                                      TEMPLETON    V.A. FINANCIAL   V.A. RELATIVE
                                                                    INTERNATIONAL    INDUSTRIES         VALUE
                                                                      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                                     -------------  --------------   -------------
ASSETS
Investment in shares of portfolios of:
 Declaration Trust, at value ..................................       $       --       $143,088        $486,273
 Outside Trust, at value ......................................        3,148,222             --              --
Receivable from portfolio/JHVLICO .............................               53              2               5
                                                                      ----------       --------        --------
Total assets ..................................................        3,148,275        143,090         486,278

LIABILITIES
Payable to portfolio/JHVLICO ..................................               --             --              --
Asset charges payable .........................................               53              2               5
                                                                      ----------       --------        --------
Total liabilities .............................................               53              2               5
                                                                      ----------       --------        --------
                                                                      $3,148,222       $143,088        $486,273
                                                                      ----------       --------        --------
NET ASSETS:
 Accumulation units ...........................................       $3,148,222       $143,088        $486,273
                                                                      ----------       --------        --------
  Total net assets ............................................       $3,148,222       $143,088        $486,273
                                                                      ----------       --------        --------
  Units outstanding ...........................................          372,209         13,678          38,471
                                                                      ----------       --------        --------
  Unit value (accumulation) ...................................       $     8.46       $  10.46        $  12.64
                                                                      ==========       ========        ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2001


                                                                       V.A.
                                                                    STRATEGIC      HEALTH      INTERNATIONAL
                                                                      INCOME      SCIENCES        EQUITY
                                                                    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                                    ----------   ----------    -------------
ASSETS
Investment in shares of portfolios of:
 Declaration Trust, at value .................................     $    365,523  $        --   $         --
 John Hancock Variable Series Trust I, at value ..............               --    1,540,656        417,615
Receivable from portfolio/JHVLICO ............................               16           10         66,803
                                                                   ------------  -----------   ------------
Total assets .................................................          365,539    1,540,666        484,418

LIABILITIES
Payable to portfolio/JHVLICO .................................               --           --         66,802
Asset charges payable ........................................               16           10              2
                                                                   ------------  -----------   ------------
Total liabilities ............................................               16           10         66,804
                                                                   ------------  -----------   ------------
                                                                   $    365,523  $ 1,540,656   $    417,614
                                                                   ------------  -----------   ------------
NET ASSETS:
 Accumulation units ..........................................     $    365,523  $ 1,540,656   $    417,614
                                                                   ------------  -----------   ------------
  Total net assets ...........................................     $    365,523  $ 1,540,656   $    417,614
                                                                   ------------  -----------   ------------
  Units outstanding ..........................................           34,270      157,129         50,643
                                                                   ------------  -----------   ------------
  Unit value (accumulation) ..................................     $      10.67  $      9.81   $       8.25
                                                                   ============  ===========   ============


                                                                                 LARGE/
                                                                     LARGE CAP   MID CAP     SMALL CAP
                                                                    VALUE CORE    VALUE        VALUE
                                                                    SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                                                    ----------  ----------   ----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ..............      $2,445,378  $41,885,567   $12,242,715
Receivable from portfolio/JHVLICO ............................           1,635       48,107         7,238
                                                                    ----------  -----------   -----------
Total assets .................................................       2,447,013   41,933,674    12,249,953

LIABILITIES
Payable to portfolio/JHVLICO .................................           1,605      447,351         7,110
Asset charges payable ........................................              30          756           128
                                                                    ----------  -----------   -----------
Total liabilities ............................................           1,635       48,107         7,238
                                                                    ----------  -----------   -----------
                                                                    $2,445,378  $41,885,567   $12,242,715
                                                                    ----------  -----------   -----------
NET ASSETS:
 Accumulation units ..........................................      $2,445,378  $41,885,567   $12,242,715
                                                                    ----------  -----------   -----------
  Total net assets ...........................................      $2,445,378  $41,885,567   $12,242,715
                                                                    ----------  -----------   -----------
  Units outstanding ..........................................         251,173    4,361,596     1,124,502
                                                                    ----------  -----------   -----------
  Unit value (accumulation) ..................................      $     9.74  $      9.60   $     10.89
                                                                    ==========  ===========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2001


                                                                                    MFS          MFS
                                                                     AIM V.I.    INVESTORS     RESEARCH
                                                                      GROWTH       GROWTH     SERIES IC
                                                                    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                                    ----------   ----------   ----------
ASSETS
Investment in shares of portfolios of:
 Outside Trust, at value .....................................       $102,742     $153,213     $81,667
Receivable from portfolio/JHVLICO ............................             --            1          --
                                                                     --------     --------     -------
Total assets ..................................................       102,742      153,214      81,667

LIABILITIES
Payable to portfolio/JHVLICO .................................             --           --          --
Asset charges payable ........................................             --            1          --
                                                                     --------     --------     -------
Total liabilities ...........................................              --            1          --
                                                                     --------     --------     -------
                                                                     $102,742     $153,213     $81,667
                                                                     --------     --------     -------
NET ASSETS:
 Accumulation units ..........................................       $102,742     $153,213     $81,667
                                                                     --------     --------     -------
  Total net assets ...........................................       $102,742     $153,213     $81,667
                                                                     --------     --------     -------
  Units outstanding ..........................................         10,932       16,718       5,346
                                                                     --------     --------     -------
  Unit value (accumulation) ..................................       $   9.40     $   9.16     $ 15.28
                                                                     ========     ========     =======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                                                      INTERNATIONAL
                                                                            LARGE CAP       ACTIVE       EQUITY
                                                                              GROWTH         BOND        INDEX
                                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                                           -------------  ----------  -------------
Investment income:
 Income:
  Dividends ..........................................................     $    211,764   $3,451,052   $    500,330
                                                                           ------------   ----------   ------------
Total investment income...............................................          211,764    3,451,052        500,330
Expenses:
 Mortality and expense risks..........................................          305,966      101,233         80,636
                                                                           ------------   ----------   ------------
Net investment income (loss)..........................................          (94,202)   3,349,819        419,694
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares.....................      (14,887,431)     274,991     (9,185,331)
 Realized gain distributions..........................................               --           --          3,754
                                                                           ------------   ----------   ------------
Realized gains (losses)...............................................      (14,887,431)     274,991     (9,181,577)
Change in unrealized appreciation (depreciation) during the
 period...............................................................       (8,545,844)     270,071      1,413,635
                                                                           ------------   ----------   ------------
Net increase (decrease) in net assets resulting from operations.......     $(23,527,477)  $3,894,881   $ (7,348,248)
                                                                           ============   ==========   ============


                                                                              SMALL CAP       GLOBAL       MID CAP
                                                                                GROWTH       BALANCED       GROWTH
                                                                              SUBACCOUNT    SUBACCOUNT   SUABACCOUNT
                                                                             -------------  ----------  -------------
Investment income:
 Income:
  Dividends...........................................................       $         --   $  49,830    $         --
                                                                             ------------   ---------    ------------
Total investment income...............................................                 --      49,830              --
Expenses:
 Mortality and expense risks .........................................             95,903      11,993         131,510
                                                                             ------------   ---------    ------------
Net investment income (loss) .........................................            (95,903)     37,837        (131,510)
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares ...........................        (13,849,486)   (263,409)    (30,861,303)
 Realized gain distributions .........................................                 --          --              --
                                                                             ------------   ---------    ------------
Realized losses.......................................................        (13,849,486)   (263,409)    (30,861,303)
Change in unrealized appreciation (depreciation) during the period....          8,935,605     (55,122)      7,681,654
                                                                             ------------   ---------    ------------
Net decrease in net assets resulting from operations..................       $ (5,009,784)  $(280,694)   $(23,311,159)
                                                                             ============   =========    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                                                                  SMALL/
                                                                                    LARGE CAP       MONEY         MID CAP
                                                                                      VALUE         MARKET        GROWTH
                                                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                                                   ------------  ------------   -----------
Investment income:
 Income:
  Dividends................................................................        $ 1,012,424   $  6,291,516   $        --
                                                                                   -----------   ------------   -----------
Total investment income....................................................          1,012,424      6,291,516            --
Expenses:
 Mortality and expense risks...............................................            158,482        376,507        46,771
                                                                                   -----------   ------------   -----------
Net investment income (loss)...............................................            853,942      5,915,009       (46,771)
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares .........................            449,014             --    (1,115,407)
 Realized gain distributions...............................................          1,042,650             --
                                                                                   -----------   ------------   -----------
Realized gains (losses)....................................................          1,491,664             --    (1,115,407)
Change in unrealized appreciation (depreciation) during
 the period................................................................         (1,579,721)            --     2,322,037
                                                                                   -----------   ------------   -----------
Net increase in net assets resulting from operations.......................        $   765,885   $  5,915,009   $ 1,159,859
                                                                                   ===========   ============   ===========


                                                                                    REAL ESTATE     GROWTH &
                                                                                       EQUITY        INCOME        MANAGED
                                                                                     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                                                    ------------  ------------- ------------
Investment income:
 Income:
  Dividends................................................................         $   990,307   $    742,332   $ 2,744,398
                                                                                    -----------   ------------   -----------
Total investment income ...................................................             990,307        742,332     2,744,398
Expenses:
 Mortality and expense risks...............................................              45,396        606,174       653,678
                                                                                    -----------   ------------   -----------
Net investment income .....................................................             944,911        136,158     2,090,720
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares .........................             495,558    (22,771,102)   (5,759,560)
 Realized gain distributions ..............................................             753,638             --       679,566
                                                                                    -----------   ------------   -----------
Realized gains (losses)                                                               1,249,196    (22,771,102)   (5,079,994)
Change in unrealized appreciation (depreciation) during
 the period................................................................          (1,054,039)     6,624,392      (644,512)
                                                                                    -----------   ------------   -----------
Net increase (decrease) in net assets resulting from operations............         $ 1,140,068   $(29,259,336)  $(3,633,786)
                                                                                    ===========   ============   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                                     SHORT-TERM     SMALL CAP     INTERNATIONAL
                                                                                        BOND         EQUITY       OPPORTUNITIES
                                                                                     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                                                                    -------------  ------------  ---------------
Investment income:
 Income:
  Dividends................................................................         $    855,743   $    15,350    $    289,015
                                                                                    ------------   -----------    ------------
Total investment income....................................................              855,743        15,350         289,015
Expenses:
 Mortality and expense risks...............................................               49,498        77,216         106,574
                                                                                    ------------   -----------    ------------
Net investment income (loss)...............................................              806,245       (61,866)        182,441
Realized gains (losses) on investments:
 Realized gain (loss) on sale of  portfolio shares.........................              575,731    (3,778,093)    (13,065,694)
 Realized gain distributions...............................................                   --            --              --
                                                                                    ------------   -----------    ------------
Realized gains (losses)....................................................              575,731    (3,778,093)    (13,065,694)
Change in unrealized appreciation (depreciation) during the
 period....................................................................             (235,824)    2,191,298       3,863,615
                                                                                    ------------   -----------    ------------
Net increase (decrease) in net assets resulting from operations............         $  1,146,152   $(1,648,661)   $ (9,019,638)
                                                                                    ============   ===========    ============


                                                                                       EQUITY        GLOBAL      EMERGING
                                                                                       INDEX          BOND        MARKETS
                                                                                     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                                                    -------------  ----------  --------------
Investment income:
 Income:
  Dividends................................................................         $  2,027,564   $ 553,539    $    13,955
                                                                                    ------------   ---------    -----------
Total investment income....................................................            2,027,564     553,539         13,955
Expenses:
 Mortality and expense risks ..............................................              438,857      30,305         15,928
                                                                                    ------------   ---------    -----------
Net investment income (loss)...............................................            1,588,707     523,234         (1,973)
Realized gains (losses) on investments:
 Realized gain (loss) on sale of  portfolio shares.........................          (11,716,467)     54,217     (2,416,530)
 Realized gain distributions..............................................             6,020,370          --             --
                                                                                    ------------   ---------    -----------
Realized gains (losses)                                                               (5,696,097)     54,217     (2,416,530)
Change in unrealized appreciation (depreciation) during the
 period....................................................................          (16,711,259)   (860,920)     2,375,454
                                                                                    ------------   ---------    -----------
Net decrease in net assets resulting from operations ......................         $(20,818,649)  $(283,469)   $   (43,049)
                                                                                    ============   =========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                                          BOND      SMALL/MID CAP   HIGH YIELD
                                                                                         INDEX          CORE           BOND
                                                                                       SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                                                       ----------   -------------   ----------
Investment income:
 Income:
  Dividends................................................................           $ 1,222,501   $    28,218     $  625,724
                                                                                      -----------   -----------     ----------
Total investment income....................................................             1,222,501        28,218        625,724
Expenses:
 Mortality and expense risks...............................................                45,147        11,076         18,016
                                                                                      -----------   -----------     ----------
Net investment income......................................................             1,177,354        17,142        607,708
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares..........................               495,043      (240,918)      (974,822)
 Realized gain distributions...............................................                43,322            --             --
                                                                                      -----------   -----------     ----------
Realized gains (losses)....................................................               538,365      (240,918)      (974,822)
Change in unrealized appreciation (depreciation) during the
 period....................................................................              (351,339)      534,166        339,777
                                                                                      -----------   -----------     ----------
Net increase (decrease) in net assets resulting from operations............           $ 1,364,380   $   310,390     $  (27,337)
                                                                                      ===========   ===========     ==========


                                                                                          TURNER         BRANDES        FRONTIER
                                                                                           CORE       INTERNATIONAL      CAPITAL
                                                                                          GROWTH         EQUITY       APPRECIATION
                                                                                        SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                                                        ----------    -------------   ------------
Investment income:
 Income:
  Dividends................................................................             $    24,924   $   621,462     $        --
                                                                                        -----------   -----------     -----------
Total investment income....................................................                  24,924       621,462              --
Expenses:
 Mortality and expense risks...............................................                  36,163        59,515          44,638
                                                                                        -----------   -----------     -----------
Net investment income (loss)...............................................                 (11,239)      561,947         (44,638)
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares..........................              (6,160,576)      103,622      (4,253,614)
 Realized gain distributions...............................................                      --     1,849,353         253,154
                                                                                        -----------   -----------     -----------
Realized gains (losses)....................................................              (6,160,576)    1,952,975      (4,000,460)
Change in unrealized appreciation (depreciation) during the
 period....................................................................                 462,307    (7,556,070)      3,601,003
                                                                                        -----------   -----------     -----------
Net decrease in net assets resulting from operations.......................             $(5,709,508)  $(5,041,148)    $  (444,095)
                                                                                        ===========   ===========     ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                           CLIFTON       LARGE CAP
                                                                           ENHANCED      AGGRESSIVE    FUNDAMENTAL
                                                                            EQUITY         GROWTH         GROWTH
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                          ----------     ----------    -----------
Investment income:
 Income:
  Dividends ...........................................................   $ 1,032,567   $        --    $        --
                                                                          -----------   -----------    -----------
Total investment income ...............................................     1,032,567            --             --
Expenses:
 Mortality and expense risks ..........................................        26,049         3,151          4,020
                                                                          -----------   -----------    -----------
Net investment income (loss) ..........................................     1,006,518        (3,151)        (4,020)
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares .....................     2,905,570)     (362,890)    (1,548,338)
 Realized gain distributions ..........................................            --            --             --
                                                                          -----------   -----------    -----------
Realized losses .......................................................    (2,905,570)     (362,890)    (1,548,338)
Change in unrealized appreciation (depreciation) during the
 period ...............................................................      (557,430)      131,647        509,072
                                                                          -----------   -----------    -----------
Net decrease in net assets resulting from operations ..................   $(2,456,482)  $  (234,394)   $(1,043,286)
                                                                          ===========   ===========    ===========

                                                                                                        FIDELITY
                                                                           AIM V.I.     FIDELITY VIP     VIP II
                                                                            VALUE          GROWTH      CONTRAFUND
                                                                          SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                                          ----------     ----------    ----------
Investment income:
 Income:
  Dividends ...........................................................   $     3,418   $        --    $     6,961
                                                                          -----------   -----------    -----------
Total investment income ...............................................         3,418            --          6,961
Expenses:
 Mortality and expense risks ..........................................         5,341        10,687          5,946
                                                                          -----------   -----------    -----------
Net investment income (loss) ..........................................        (1,923)      (10,687)         1,015
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares ............................      (763,582)   (2,775,854)      (497,952)
 Realized gain distributions ..........................................        51,886     1,323,457         27,845
                                                                          -----------   -----------    -----------
Realized losses .......................................................      (711,696)   (1,452,397)      (470,107)
Change in unrealized appreciation (depreciation) during the
 period ...............................................................       190,958        (8,026)         59,663
                                                                          -----------   -----------    -----------
Net decrease in net assets resulting from operations ..................   $  (522,661)  $(1,471,110)   $  (409,429)
                                                                          ===========   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                FOR THE YEAR AND PERIODS ENDED DECEMBER 31, 2001


                                                           JANUS ASPEN     JANUS ASPEN      MFS NEW
                                                              GLOBAL        WORLDWIDE      DISCOVERY
                                                            TECHNOLOGY       GROWTH          SERIES
                                                            SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                            ----------    ------------     ----------
Investment income:
 Income:
  Dividends ............................................   $    13,506     $   5,342       $  97,352
                                                           -----------     ---------       ---------
Total investment income ................................        13,506         5,342          97,352
Expenses:
 Mortality and expense risks ...........................         3,083         4,179           6,142
                                                           -----------     ---------       ---------
Net investment income ..................................        10,423         1,163          91,210
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares .............      (705,841)     (377,539)       (432,320)
 Realized gain distributions ...........................            --            --           3,852
                                                           -----------     ---------       ---------
Realized losses ........................................      (705,841)     (377,539)       (428,468)
Change in unrealized appreciation (depreciation) during
 the period ............................................         3,967       (72,698)        211,521
                                                           -----------     ---------       ---------
Net decrease in net assets resulting from
 operations ............................................   $  (691,451)    $(449,074)      $(125,737)
                                                           ===========     =========       =========


                                                             TEMPLETON    V.A. FINANCIAL V.A. RELATIVE
                                                           INTERNATIONAL    INDUSTRIES      VALUE
                                                            SUBACCOUNT     SUBACCOUNT*    SUBACCOUNT*
                                                            ----------    -------------- -------------
Investment income:
 Income:
  Dividends ............................................   $    94,812     $     771       $     340
                                                           -----------     ---------       ---------
Total investment income ................................        94,812           771             340
Expenses:
 Mortality and expense risks ...........................         9,185            78             170
                                                           -----------     ---------       ---------
Net investment income ..................................        85,627           693             170
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares .............    (1,498,110)       (4,378)         (9,822)
 Realized gain distributions ...........................       745,684         4,228          27,120
                                                           -----------     ---------       ---------
Realized gains (losses) ................................      (752,426)         (150)         17,298
Change in unrealized appreciation (depreciation) during
 the period ............................................       113,268        (5,763)          1,589
                                                           -----------     ---------       ---------
Net increase (decrease) in net assets resulting from
 operations ............................................   $  (553,531)    $  (5,220)      $  19,057
                                                           ===========     =========       =========

 _________________________

*From commencement of operations (refer to footnote 6b).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                    FOR THE PERIODS ENDED DECEMBER 31, 2001


                                                           V.A. STRATEGIC    HEALTH      INTERNATIONAL
                                                               INCOME       SCIENCES        EQUITY
                                                            SUBACCOUNT*    SUBACCOUNT*    SUBACCOUNT*
                                                           --------------  -----------   -------------
Investment income:
 Income:
  Dividends ............................................      $ 5,643       $     --       $     204
                                                              -------       --------       ---------
Total investment income ................................        5,643             --             204
Expenses:
 Mortality and expense risks ...........................          422            457             161
                                                              -------       --------       ---------
Net investment income (loss) ...........................        5,221           (457)             43
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares ......        7,133         (2,122)        (10,857)
 Realized gain distributions ...........................           --             --              --
                                                              -------       --------       ---------
Realized gains (losses) ................................        7,133         (2,122)        (10,857)
Change in unrealized depreciation during the period ....       (3,537)        (4,934)         (2,585)
                                                              -------       --------       ---------
Net increase (decrease) in net assets resulting from
 operations ............................................      $ 8,817       $ (7,513)      $ (13,399)
                                                              =======       ========       =========


                                                             LARGE CAP   LARGE/MID CAP     SMALL CAP
                                                            VALUE CORE       VALUE           VALUE
                                                            SUBACCOUNT*   SUBACCOUNT*     SUBACCOUNT*
                                                            -----------  -------------    -----------
Investment income:
 Income:
  Dividends ............................................      $ 3,348       $ 13,734       $  37,525
                                                              -------       --------       ---------
Total investment income ................................        3,348         13,734          37,525
Expenses:
 Mortality and expense risks ...........................          353          3,469           5,229
                                                              -------       --------       ---------
Net investment income ..................................        2,995         10,265          32,296
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares .............       (1,012)       (52,836)       (117,229)
 Realized gain distributions ...........................           --             --          65,543
                                                              -------       --------       ---------
Realized losses ........................................       (1,012)       (52,836)        (51,686)
Change in unrealized appreciation during the period ....        2,334        390,633         950,055
                                                              -------       --------       ---------
Net increase in net assets resulting from operations ...      $ 4,317       $348,062       $ 930,665
                                                              =======       ========       =========

 _________________________

*From commencement of operations (refer to footnote 6b).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     FOR THE PERIODS ENDED DECEMBER 31, 2001

                                                                 AIM V.I.    MFS INVESTORS  MFS RESEARCH
                                                                  GROWTH        GROWTH         SERIES
                                                                SUBACCOUNT*   SUBACCOUNT*   SUBACCOUNT*
                                                                -----------  -------------  ------------
Investment income:
 Income:
  Dividends....................... ...........................     $ 121        $    --       $    --
                                                                   -----        -------       -------
Total investment income.......................................       121             --            --
Expenses:
 Mortality and expense risks..................................        15             17             9
                                                                   -----        -------       -------
Net investment income (loss)..................................       106            (17)           (9)
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares....................      (522)        (1,101)       (1,524)
 Realized gain distributions..................................        --             --            --
                                                                   -----        -------       -------
Realized losses...............................................      (522)        (1,101)       (1,524)
Change in unrealized appreciation (depreciation) during
 the period...................................................      (481)          (591)        2,983
                                                                   -----        -------       -------
Net increase (decrease) in net assets resulting from
 operations...................................................     $(897)       $(1,709)      $ 1,450
                                                                   =====        =======       =======

  ________________________

* From commencement of operations (refer to footnote 6b).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                             LARGE CAP GROWTH SUBACCOUNT
                                                                     --------------------------------------------
                                                                         2001           2000            1999
                                                                     -------------  -------------   -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)......................................  $    (94,202)  $  19,988,168    $ 17,233,439
 Realized gains (losses)...........................................   (14,887,431)      5,243,833       5,003,007
 Change in unrealized depreciation during the period...............    (8,545,844)    (53,885,375)     (2,053,672)
                                                                     ------------   -------------    ------------
Net increase (decrease) in net assets resulting from
 operations........................................................   (23,527,477)    (28,653,374)     20,182,774
Policy transactions:
 Net premiums from policyholders...................................    69,043,606     143,098,730      75,667,981
 Net transfers to policyholders for benefits and terminations         (61,994,557)   (101,783,680)    (45,347,424)
                                                                     ------------   -------------    ------------
Net increase in net assets resulting from policy transactions......     7,049,049      41,315,050      30,320,557
                                                                     ------------   -------------    ------------
Total increase (decrease) in net assets............................   (16,478,428)     12,661,676      50,503,331
Net assets at beginning of period..................................   128,183,227     115,521,551      65,018,220
                                                                     ------------   -------------    ------------
Net assets at end of period........................................  $111,704,799   $ 128,183,227    $115,521,551
                                                                     ============   =============    ============

                                                                                ACTIVE BOND SUBACCOUNT
                                                                     --------------------------------------------
                                                                         2001           2000            1999
                                                                     -------------  -------------   -------------
Increase (decrease) in net assets from operations:
 Net investment income.............................................  $  3,349,819   $   2,279,464   $  2,725,206
 Realized gains (losses)...........................................       274,991      (1,159,229)    (1,391,910)
 Change in unrealized appreciation (depreciation) during
  the period.......................................................       270,071       2,598,926     (1,837,190)
                                                                     ------------   -------------   ------------
Net increase (decrease) in net assets resulting from
 operations........................................................     3,894,881       3,719,161       (503,894)
Policy transactions:
 Net premiums from policyholders...................................    52,441,782      37,518,244     74,595,720
 Net transfers to policyholders for benefits and terminations......   (39,182,547)    (30,443,585)   (68,312,320)
                                                                     ------------   -------------   ------------
Net increase in net assets resulting from policy transactions......    13,259,235       7,074,659      6,283,400
                                                                     ------------   -------------   ------------
Total increase in net assets.......................................    17,154,116      10,793,820      5,779,506
Net assets at beginning of period..................................    49,115,293      38,321,473     32,541,967
                                                                     ------------   -------------   ------------
Net assets at end of period........................................  $ 66,269,409   $  49,115,293   $ 38,321,473
                                                                     ============   =============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                             INTERNATIONAL EQUITY INDEX SUBACCOUNT
                                                                          -------------------------------------------
                                                                              2001           2000            1999
                                                                          ------------   ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income.................................................   $    419,694   $  1,667,526    $    855,417
 Realized gains (losses)...............................................     (9,181,577)       670,269         753,750
 Change in unrealized appreciation (depreciation) during
  the period...........................................................      1,413,635     (8,622,825)      4,871,167
                                                                          ------------   ------------    ------------
Net increase (decrease) in net assets resulting from
 operations............................................................     (7,348,248)    (6,285,030)      6,480,334
Policy transactions:
 Net premiums from policyholders.......................................     34,187,335     80,381,214      53,332,374
 Net transfers to policyholders for benefits and
  terminations.........................................................    (33,091,158)   (72,181,237)    (39,209,664)
                                                                          ------------   ------------    ------------
Net increase in net assets resulting from policy transactions..........      1,096,177      8,199,977      14,122,710
                                                                          ------------   ------------    ------------
Total increase (decrease) in net assets................................     (6,252,071)     1,914,947      20,603,044
Net assets at beginning of period......................................     35,113,621     33,198,674      12,595,630
                                                                          ------------   ------------    ------------
Net assets at end of period............................................   $ 28,861,550   $ 35,113,621    $ 33,198,674
                                                                          ============   ============    ============

                                                                                  SMALL CAP GROWTH SUBACCOUNT
                                                                          -------------------------------------------
                                                                              2001           2000            1999
                                                                          ------------   ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)..........................................   $    (95,903)  $   3,354,331   $  3,637,734
 Realized gains (losses)...............................................    (13,849,486)      2,830,901      2,548,944
 Change in unrealized appreciation (depreciation) during
  the period...........................................................      8,935,605     (17,022,592)     3,920,455
                                                                          ------------   -------------   ------------
Net increase (decrease) in net assets resulting from
 operations............................................................     (5,009,784)    (10,837,360)    10,107,133
Policy transactions:
 Net premiums from policyholders.......................................     59,798,744     135,469,377     52,637,861
 Net transfers to policyholders for benefits and
  terminations.........................................................    (53,614,761)   (119,877,527)   (40,800,272)
                                                                          ------------   -------------   ------------
Net increase in net assets resulting from policy transactions..........      6,183,983      15,591,850     11,837,589
                                                                          ------------   -------------   ------------
Total increase in net assets...........................................      1,174,199       4,754,490     21,944,722
Net assets at beginning of period......................................     35,777,318      31,022,828      9,078,106
                                                                          ------------   -------------   ------------
Net assets at end of period............................................   $ 36,951,517   $  35,777,318   $ 31,022,828
                                                                          ============   =============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                               GLOBAL BALANCED SUBACCOUNT
                                                                      -------------------------------------------
                                                                          2001           2000            1999
                                                                      -------------  -------------   ------------
Increase (decrease) in net assets from operations:
 Net investment income.............................................   $     37,837   $     175,751   $    358,974
 Realized gains (losses)...........................................       (263,409)       (506,008)        15,640
 Change in unrealized depreciation during the period...............        (55,122)       (109,325)      (173,912)
                                                                      ------------   -------------   ------------
Net increase (decrease) in net assets resulting from
 operations........................................................       (280,694)       (439,582)       200,702
Policy transactions:
 Net premiums from policyholders...................................      5,841,290       8,122,728      6,295,052
 Net transfers to policyholders for benefits and
  terminations.....................................................     (4,922,439)     (8,741,933)    (5,007,225)
                                                                      ------------   -------------   ------------
Net increase (decrease) in net assets resulting from policy
 transactions......................................................        918,851        (619,205)     1,287,827
                                                                      ------------   -------------   ------------
Total increase (decrease) in net assets............................        638,157      (1,058,787)     1,488,529
Net assets at beginning of period..................................      3,533,069       4,591,856      3,103,327
                                                                      ------------   -------------   ------------
Net assets at end of period........................................   $  4,171,226   $   3,533,069   $  4,591,856
                                                                      ============   =============   ============

                                                                               MID CAP GROWTH SUBACCOUNT
                                                                      -------------------------------------------
                                                                          2001           2000            1999
                                                                      -------------  -------------   ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)......................................   $   (131,510)  $   8,938,378   $  6,389,535
 Realized gains (losses)...........................................    (30,861,303)      8,113,159      5,188,018
 Change in unrealized appreciation (depreciation) during
  the period.......................................................      7,681,654     (49,252,941)    15,078,681
                                                                      ------------   -------------   ------------
Net increase (decrease) in net assets resulting from
 operations........................................................    (23,311,159)    (32,201,404)    26,656,234
Policy transactions:
 Net premiums from policyholders...................................     66,641,384     196,712,586     65,183,285
 Net transfers to policyholders for benefits and
  terminations.....................................................    (55,364,444)   (171,977,777)   (41,018,347)
                                                                      ------------   -------------   ------------
Net increase in net assets resulting from policy transactions......     11,276,940      24,734,809     24,164,938
                                                                      ------------   -------------   ------------
Total increase (decrease) in net assets............................    (12,034,219)     (7,466,595)    50,821,172
Net assets at beginning of period..................................     56,033,021      63,499,616     12,678,444
                                                                      ------------   -------------   ------------
Net assets at end of period........................................   $ 43,998,802   $  56,033,021   $ 63,499,616
                                                                      ============   =============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                                               LARGE CAP VALUE SUBACCOUNT
                                                                     ------------------------------------------------
                                                                         2001             2000             1999
                                                                     -------------   ---------------    -------------
Increase (decrease) in net assets from operations:
 Net investment income ...........................................   $     853,942   $     2,529,526    $   1,720,195
 Realized gains (losses) .........................................       1,491,664          (861,398)         705,454
 Change in unrealized appreciation (depreciation) during
  the period .....................................................      (1,579,721)        3,840,473       (2,181,112)
                                                                     -------------   ---------------    -------------
Net increase in net assets resulting from operations .............         765,885         5,508,601          244,537
Policy transactions:
 Net premiums from policyholders .................................     112,117,900        88,007,994       37,432,039
 Net transfers to policyholders for benefits and
  terminations ...................................................     (83,060,818)      (67,960,426)     (27,199,179)
                                                                     -------------   ---------------    -------------
Net increase in net assets resulting from policy
 transactions ....................................................      29,057,082        20,047,568       10,232,860
                                                                     -------------   ---------------    -------------
Total increase in net assets .....................................      29,822,967        25,556,169       10,477,397
Net assets at beginning of period ................................      52,663,086        27,106,917       16,629,520
                                                                     -------------   ---------------    -------------
Net assets at end of period ......................................   $  82,486,053   $    52,663,086    $  27,106,917
                                                                     =============   ===============    =============

                                                                                 MONEY MARKET SUBACCOUNT
                                                                     ------------------------------------------------
                                                                         2001             2000              1999
                                                                     -------------   ---------------    -------------
Increase in net assets from operations:
 Net investment income ...........................................   $   5,915,009   $     5,437,047    $   2,988,530
 Realized gains (losses) .........................................              --                --               --
 Change in unrealized appreciation (depreciation) during
  the period .....................................................              --                --               --
                                                                     -------------   ---------------    -------------
Net increase in net assets resulting from operations .............       5,915,009         5,437,047        2,988,530
Policy transactions:
 Net premiums from policyholders .................................     926,653,550     1,369,116,199      890,376,545
 Net transfers to policyholders for benefits and
  terminations ...................................................    (926,809,279)   (1,246,419,884)    (918,869,964)
                                                                     -------------   ---------------    -------------
Net increase (decrease) in net assets resulting from policy
  transactions ...................................................        (155,729)      122,696,315      (28,493,419)
                                                                     -------------   ---------------    -------------
Total increase (decrease) in net assets ..........................       5,759,280       128,133,362      (25,504,889)
Net assets at beginning of period ................................     189,140,131        61,006,769       86,511,658
                                                                     -------------   ---------------    -------------
Net assets at end of period ......................................   $ 194,899,411   $   189,140,131    $  61,006,769
                                                                     =============   ===============    =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                                                 SMALL/MID CAP GROWTH SUBACCOUNT
                                                                           -------------------------------------------
                                                                               2001           2000            1999
                                                                           ------------   ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ..........................................   $    (46,771)  $  1,206,888    $  1,388,661
 Realized gains (losses) ...............................................     (1,115,407)      (652,532)         13,375
 Change in unrealized appreciation (depreciation) during
  the period ...........................................................      2,322,037        119,763      (1,001,208)
                                                                           ------------   ------------    ------------
Net increase in net assets resulting from operations ...................      1,159,859        674,119         400,828
Policy transactions:
 Net premiums from policyholders .......................................     45,895,670     27,528,989      11,809,133
 Net transfers to policyholders for benefits and terminations ..........    (31,722,197)   (26,015,925)     (9,775,543)
                                                                           ------------   ------------    ------------
Net increase in net assets resulting from policy transactions ..........     14,173,473      1,513,064       2,033,590
                                                                           ------------   ------------    ------------
Total increase in net assets ...........................................     15,333,332      2,187,183       2,434,418
Net assets at beginning of period ......................................     12,113,014      9,925,831       7,491,413
                                                                           ------------   ------------    ------------
Net assets at end of period ............................................   $ 27,446,346   $ 12,113,014    $  9,925,831
                                                                           ============   ============    ============

                                                                                 REAL ESTATE EQUITY SUBACCOUNT
                                                                           -------------------------------------------
                                                                               2001           2000            1999
                                                                           ------------   ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income .................................................   $    944,911   $  1,524,133    $    515,377
 Realized gains (losses) ...............................................      1,249,196      1,851,413        (735,504)
 Change in unrealized appreciation (depreciation) during
  the period ...........................................................     (1,054,039)     1,041,612          80,925
                                                                           ------------   ------------    ------------
Net increase (decrease) in net assets resulting from operations ........      1,140,068      4,417,158        (139,202)
Policy transactions:
 Net premiums from policyholders .......................................     71,388,106    102,840,441      22,699,314
 Net transfers to policyholders for benefits and terminations ..........    (64,824,033)   (98,637,433)    (18,093,640)
                                                                           ------------   ------------    ------------
Net increase in net assets resulting from policy transactions ..........      6,564,073      4,203,008       4,605,674
                                                                           ------------   ------------    ------------
Total increase in net assets ...........................................      7,704,141      8,620,166       4,466,472
Net assets at beginning of period ......................................     17,858,812      9,238,646       4,772,174
                                                                           ------------   ------------    ------------
Net assets at end of period ............................................   $ 25,562,953   $ 17,858,812    $  9,238,646
                                                                           ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                                                    GROWTH & INCOME SUBACCOUNT
                                                                           --------------------------------------------
                                                                               2001           2000            1999
                                                                           ------------   ------------    -------------
Increase (decrease) in net assets from operations:
 Net investment income .................................................   $    136,158   $ 33,281,395    $  22,850,302
 Realized gains (losses) ...............................................    (22,771,102)     2,197,930        6,207,253
 Change in unrealized depreciation during the period ...................     (6,624,392)   (63,700,088)      (5,814,839)
                                                                           ------------   ------------    -------------
Net increase (decrease) in net assets resulting from
 operations ............................................................    (29,259,336)   (28,220,763)      23,242,716
Policy transactions:
 Net premiums from policyholders .......................................     56,368,816     86,946,862      196,639,863
 Net transfers to policyholders for benefits and
  terminations .........................................................    (67,951,729)   (85,615,541)    (106,763,955)
                                                                           ------------   ------------    -------------
Net increase (decrease) in net assets resulting from policy
 transactions ..........................................................    (11,582,913)     1,331,321       89,875,908
                                                                           ------------   ------------    -------------
Total increase (decrease) in net assets ................................    (40,842,249)   (26,889,442)     113,118,624
Net assets at beginning of period                                           182,636,457    209,525,899       96,407,275
 .......................................................................   ------------   ------------    -------------
Net assets at end of period ............................................   $141,794,208   $182,636,457    $ 209,525,899
                                                                           ============   ============    =============

                                                                                        MANAGED SUBACCOUNT
                                                                           --------------------------------------------
                                                                               2001           2000            1999
                                                                           ------------   ------------    -------------
Increase (decrease) in net assets from operations:
 Net investment income .................................................   $  2,090,720   $ 13,157,769    $  10,756,436
 Realized gains (losses) ...............................................     (5,079,994)      (233,751)       2,233,258
 Change in unrealized depreciation during the period ...................       (644,512)   (13,708,391)      (6,419,069)
                                                                           ------------   ------------    -------------
Net increase (decrease) in net assets resulting from
 operations ............................................................     (3,633,786)      (784,373)       6,570,625
Policy transactions:
 Net premiums from policyholders .......................................     49,647,455     33,494,293      113,292,872
 Net transfers to policyholders for benefits and
  terminations .........................................................    (44,893,243)   (29,530,890)     (34,219,380)
                                                                           ------------   ------------    -------------
Net increase in net assets resulting from policy transactions ..........      4,754,212      3,963,403       79,073,492
                                                                           ------------   ------------    -------------
Total increase in net assets ...........................................      1,120,426      3,179,030       85,644,117
Net assets at beginning of period ......................................    128,889,839    125,710,809       40,066,692
                                                                           ------------   ------------    -------------
Net assets at end of period ............................................   $130,010,265   $128,889,839    $ 125,710,809
                                                                           ============   ============    =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                                              SHORT-TERM BOND SUBACCOUNT
                                                                      -------------------------------------------
                                                                          2001           2000            1999
                                                                      ------------   ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income ............................................   $    806,245   $    883,541    $    907,486
 Realized gains (losses) ..........................................        575,731       (210,780)       (441,667)
 Change in unrealized appreciation (depreciation) during
  the period ......................................................       (235,824)       451,906         (85,754)
                                                                      ------------   ------------    ------------
Net increase in net assets resulting from operations ..............      1,146,152      1,124,667         380,065
Policy transactions:
 Net premiums from policyholders ..................................     54,927,647     20,531,773      41,259,110
 Net transfers to policyholders for benefits and terminations .....    (55,031,484)   (16,825,756)    (49,156,693)
                                                                      ------------   ------------    ------------
Net increase in net assets resulting from policy transactions .....       (103,837)     3,706,017      (7,897,583)
                                                                      ------------   ------------    ------------
Total increase (decrease) in net assets ...........................      1,042,315      4,830,684      (7,517,518)
Net assets at beginning of period .................................     16,559,672     11,728,988      19,246,506
                                                                      ------------   ------------    ------------
Net assets at end of period .......................................   $ 17,601,987   $ 16,559,672    $ 11,728,988
                                                                      ============   ============    ============

                                                                             SMALL CAP EQUITY SUBACCOUNT
                                                                      -------------------------------------------
                                                                          2001           2000            1999
                                                                      ------------   ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income ............................................   $    (61,866)  $  1,934,297    $    344,711
 Realized losses ..................................................     (3,778,093)      (158,893)       (979,002)
 Change in unrealized appreciation (depreciation) during
  the period ......................................................      2,191,298     (4,241,216)        325,684
                                                                      ------------   ------------    ------------
Net decrease in net assets resulting from operations ..............     (1,648,661)    (2,465,812)       (308,607)
Policy transactions:
 Net premiums from policyholders ..................................     35,631,685     61,706,400      39,172,672
 Net transfers to policyholders for benefits and terminations .....    (34,578,560)   (51,931,035)    (30,591,417)
                                                                      ------------   ------------    ------------
Net increase in net assets resulting from policy transactions .....      1,053,125      9,775,365       8,581,255
                                                                      ------------   ------------    ------------
Total increase (decrease) in net assets ...........................       (595,536)     7,309,553       8,272,648
Net assets at beginning of period .................................     26,092,949     18,783,396      10,510,748
                                                                      ------------   ------------    ------------
Net assets at end of period .......................................   $ 25,497,413   $ 26,092,949    $ 18,783,396
                                                                      ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                                          INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                                                      ----------------------------------------------
                                                                          2001            2000             1999
                                                                      -------------   -------------    -------------
Increase (decrease) in net assets from operations:
 Net investment income ............................................   $     182,441   $   2,457,059    $   2,006,004
 Realized gains (losses) ..........................................     (13,065,694)      2,209,044        1,907,809
 Change in unrealized appreciation (depreciation) during
  the period ......................................................       3,863,615     (11,479,826)       3,818,953
                                                                      -------------   -------------    -------------
Net increase (decrease) in net assets resulting from
 operations .......................................................      (9,019,638)     (6,813,723)       7,732,766
Policy transactions:
 Net premiums from policyholders ..................................      86,918,818      91,465,296       43,216,216
 Net transfers to policyholders for benefits and
  terminations ....................................................     (83,038,820)    (74,820,451)     (38,372,463)
                                                                      -------------   -------------    -------------
Net increase in net assets resulting from policy transactions .....       3,879,998      16,644,845        4,843,753
                                                                      -------------   -------------    -------------
Total increase (decrease) in net assets ...........................      (5,139,640)      9,831,122       12,576,519
Net assets at beginning of period .................................      41,366,171      31,535,049       18,958,530
                                                                      -------------   -------------    -------------
Net assets at end of period. ......................................   $  36,226,531   $  41,366,171    $  31,535,049
                                                                      =============   =============    =============

                                                                                 EQUITY INDEX SUBACCOUNT
                                                                      ----------------------------------------------
                                                                          2001            2000             1999
                                                                      -------------  --------------    -------------
Increase (decrease) in net assets from operations:
 Net investment income ............................................   $   1,588,707   $   7,726,442    $   5,503,450
 Realized gains (losses) ..........................................      (5,696,097)      4,357,007        7,681,081
 Change in unrealized appreciation (depreciation) during
  the period ......................................................     (16,711,259)    (30,073,491)       4,678,509
                                                                      -------------   -------------    -------------
Net increase (decrease) in net assets resulting from
 operations .......................................................     (20,818,649)    (17,990,042)      17,863,040
Policy transactions:
 Net premiums from policyholders ..................................     163,829,988     155,703,961      225,994,914
 Net transfers to policyholders for benefits and
  terminations ....................................................    (116,472,269)   (126,828,610)    (147,909,470)
                                                                      -------------   -------------    -------------
Net increase in net assets resulting from policy transactions .....      47,357,719      28,875,351       78,085,444
                                                                      -------------   -------------    -------------
Total increase in net assets ......................................      26,539,070      10,885,309       95,948,484
Net assets at beginning of period .................................     160,798,440     149,913,131       53,964,647
                                                                      -------------   -------------    -------------
Net assets at end of period. ......................................   $ 187,337,510   $ 160,798,440    $ 149,913,131
                                                                      =============   =============    =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                                                GLOBAL BOND SUBACCOUNT
                                                                      -------------------------------------------
                                                                          2001            2000            1999
                                                                      ------------   ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income ............................................   $    523,234   $    430,194    $    424,767
 Realized gains (losses) ..........................................         54,217       (302,157)       (204,675)
 Change in unrealized appreciation (depreciation) during
  the period ......................................................       (860,920)       688,537        (433,526)
                                                                      ------------   ------------    ------------
Net increase (decrease) in net assets resulting from
 operations .......................................................       (283,469)       816,574        (213,434)
Policy transactions:
 Net premiums from policyholders ..................................     13,487,190      8,796,366      11,387,398
 Net transfers to policyholders for benefits and terminations .....     (8,656,128)   (10,301,347)    (10,615,019)
                                                                      ------------   ------------    ------------
Net increase (decrease) in net assets resulting from policy
 transactions .....................................................      4,831,062     (1,504,981)        772,379
Total increase (decrease) in net assets ...........................      4,547,593       (688,407)        558,945
Net assets at beginning of period .................................      8,150,109      8,838,516       8,279,571
                                                                      ------------   ------------    ------------
Net assets at end of period .......................................   $ 12,697,702   $  8,150,109    $  8,838,516
                                                                      ============   ============    ============

                                                                              EMERGING MARKETS SUBACCOUNT
                                                                      -------------------------------------------
                                                                          2001           2000            1999
                                                                      ------------   ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) .....................................   $     (1,973)  $    432,227    $    132,259
 Realized gains (losses) ..........................................     (2,416,530)    (1,410,734)        663,998
 Change in unrealized appreciation (depreciation) during
  the period ......................................................      2,375,454     (2,006,595)        432,248
                                                                      ------------   ------------    ------------
Net increase in net assets resulting from operations ..............        (43,049)    (2,985,102)      1,228,505
Policy transactions:
 Net premiums from policyholders ..................................     30,322,605     72,543,484      18,579,194
 Net transfers to policyholders for benefits and terminations .....    (29,539,278)   (68,002,822)    (16,271,324)
                                                                      ------------   ------------    ------------
Net increase in net assets resulting from policy transactions .....        783,327      4,540,662       2,307,870
Total increase in net assets ......................................        740,278      1,555,560       3,536,375
Net assets at beginning of period .................................      5,278,940      3,723,380         187,005
                                                                      ------------   ------------    ------------
Net assets at end of period .......................................   $  6,019,218   $  5,278,940    $  3,723,380
                                                                      ============   ============    ============

 See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                   BOND INDEX SUBACCOUNT
                                                                         ------------------------------------------
                                                                             2001           2000           1999
                                                                         -------------  -------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income................................................   $  1,177,354   $    487,512   $   130,136
 Realized gains (losses)..............................................        538,365        (53,751)     (104,174)
 Change in unrealized appreciation (depreciation) during
  the period..........................................................       (351,339)       472,128       (78,192)
                                                                         ------------   ------------   -----------
Net increase (decrease) in net assets resulting from operations ......      1,364,380        905,889       (53,230)
Policy transactions:
 Net premiums from policyholders......................................     40,604,696     14,954,848     6,472,518
 Net transfers to policyholders for benefits and terminations.........    (26,565,597)    (8,187,184)   (2,358,694)
                                                                         ------------   ------------   -----------
Net increase in net assets resulting from policy transactions.........     14,039,099      6,767,664     4,113,824
Total increase in net assets..........................................     15,403,479      7,673,553     4,060,594
Net assets at beginning of period.....................................     12,799,604      5,126,051     1,065,457
                                                                         ------------   ------------   -----------
Net assets at end of period...........................................   $ 28,203,083   $ 12,799,604   $ 5,126,051
                                                                         ============   ============   ===========

                                                                                SMALL/MID CAP CORE SUBACCOUNT
                                                                         ------------------------------------------
                                                                             2001           2000           1999
                                                                         -------------  -------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income................................................   $     17,142   $    100,765   $    52,711
 Realized gains (losses)..............................................       (240,918)        52,147        65,733
 Change in unrealized appreciation (depreciation) during
  the period..........................................................        534,166       (145,708)      (10,735)
                                                                         ------------   ------------   -----------
Net increase in net assets resulting from operations..................        310,390          7,204       107,709
Policy transactions:
 Net premiums from policyholders......................................     25,636,739     18,340,255     5,817,483
 Net transfers to policyholders for benefits and terminations. .......    (11,747,714)   (16,306,841)   (5,611,532)
                                                                         ------------   ------------   -----------
Net increase in net assets resulting from policy transactions.........     13,889,025      2,033,414       205,951
Total increase in net assets..........................................     14,199,415      2,040,618       313,660
Net assets at beginning of period.....................................      2,657,431        616,813       303,153
                                                                         ------------   ------------   -----------
Net assets at end of period...........................................   $ 16,856,846   $  2,657,431   $   616,813
                                                                         ============   ============   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                                                   HIGH YIELD BOND SUBACCOUNT
                                                                          -------------------------------------------
                                                                              2001           2000            1999
                                                                          -------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income................................................    $    607,708   $    359,215   $    340,435
 Realized gains (losses)..............................................        (974,822)      (207,326)        42,365
 Change in unrealized appreciation (depreciation) during
  the period..........................................................         339,777       (650,931)      (139,659)
                                                                          ------------   ------------   ------------
Net increase (decrease) in net assets resulting from operations.......         (27,337)      (499,042)       243,141
Policy transactions:
 Net premiums from policyholders .....................................      52,681,738      9,819,846     19,870,990
 Net transfers to policyholders for benefits and terminations ........     (46,455,863)    (8,852,014)   (20,368,501)
                                                                          ------------   ------------   ------------
Net increase (decrease) in net assets resulting from policy
 transactions.........................................................       6,225,875        967,832       (497,511)
Total increase (decrease) in net assets...............................       6,198,538        468,790       (254,370)
Net assets at beginning of period.....................................       4,742,004      4,273,214      4,527,584
                                                                          ------------   ------------   ------------
Net assets at end of period...........................................    $ 10,940,542   $  4,742,004   $  4,273,214
                                                                          ============   ============   ============

                                                                                TURNER CORE GROWTH SUBACCOUNT
                                                                          ------------------------------------------
                                                                              2001           2000           1999
                                                                          -------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).........................................    $    (11,239)  $  3,072,760   $  1,315,438
 Realized gains (losses)..............................................      (6,160,576)     2,749,177      1,038,462
 Change in unrealized appreciation (depreciation) during
  the period..........................................................         462,307     (8,773,256)     1,626,646
                                                                          ------------   ------------   ------------
Net increase (decrease) in net assets resulting from operations.......      (5,709,508)    (2,951,319)     3,980,546
Policy transactions:
 Net premiums from policyholders......................................      19,490,344     57,091,019     23,098,524
 Net transfers to policyholders for benefits and terminations.........     (14,451,228)   (54,259,832)    (9,308,254)
                                                                          ------------   ------------   ------------
Net increase in net assets resulting from policy transactions.........       5,039,116      2,831,187     13,790,270
Total increase (decrease) in net assets...............................        (670,392)      (120,132)    17,770,816
Net assets at beginning of period.....................................      22,550,873     22,671,005      4,900,189
                                                                          ------------   ------------   ------------
Net assets at end of period...........................................    $ 21,880,481   $ 22,550,873   $ 22,671,005
                                                                          ============   ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                      BRANDES INTERNATIONAL
                                                                                        EQUITY SUBACCOUNT
                                                                            -------------------------------------------
                                                                                2001           2000           1999
                                                                            -------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income...................................................   $    561,947   $  2,792,306   $    515,681
 Realized gains..........................................................      1,952,975      1,629,793        507,727
 Change in unrealized appreciation (depreciation) during
  the period.............................................................     (7,556,070)    (2,602,173)     3,486,097
                                                                            ------------   ------------   ------------
Net increase (decrease) in net assets resulting from operations..........     (5,041,148)     1,819,926      4,509,505
Policy transactions:
 Net premiums from policyholders.........................................     54,859,060     34,606,916     12,134,533
 Net transfers to policyholders for benefits and terminations............    (38,544,794)   (17,063,755)    (5,569,496)
                                                                            ------------   ------------   ------------
Net increase in net assets resulting from policy transactions............     16,314,266     17,543,161      6,565,037
                                                                            ------------   ------------   ------------
Total increase in net assets.............................................     11,273,118     19,363,087     11,074,542
Net assets at beginning of period........................................     36,778,383     17,415,296      6,340,754
                                                                            ------------   ------------   ------------
Net assets at end of period..............................................   $ 48,051,501   $ 36,778,383   $ 17,415,296
                                                                            ============   ============   ============

                                                                                         FRONTIER CAPITAL
                                                                                     APPRECIATION SUBACCOUNT
                                                                            -------------------------------------------
                                                                                2001           2000           1999
                                                                            -------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)............................................   $    (44,638)  $  5,746,620   $    449,994
 Realized gains (losses).................................................     (4,000,460)     4,402,175        624,068
 Change in unrealized appreciation (depreciation) during
  the period.............................................................      3,601,003     (9,587,258)     3,431,408
                                                                            ------------   ------------   ------------
Net increase (decrease) in net assets resulting from operations..........      (444,095)       561,537      4,505,470
Policy transactions:
 Net premiums from policyholders.........................................     34,272,034     40,643,205     25,135,447
 Net transfers to policyholders for benefits and terminations............    (24,795,925)   (34,557,509)   (22,331,613)
                                                                            ------------   ------------   ------------
Net increase in net assets resulting from policy transactions............      9,476,109      6,085,696      2,803,834
                                                                            ------------   ------------   ------------
Total increase in net assets.............................................      9,032,014      6,647,233      7,309,304
Net assets at beginning of period........................................     23,632,255     16,985,022      9,675,718
                                                                            ------------   ------------   ------------
Net assets at end of period..............................................   $ 32,664,269   $ 23,632,255   $ 16,985,022
                                                                            ============   ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                                CLIFTON ENHANCED US EQUITY
                                                                                        SUBACCOUNT
                                                                        -------------------------------------------
                                                                            2001           2000           1999
                                                                        -------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income................................................  $  1,006,518   $  1,393,023   $    518,137
 Realized gains (losses)..............................................    (2,905,570)       132,736        264,436
 Change in unrealized appreciation (depreciation) during
  the period..........................................................      (557,430)    (2,553,428)       151,562
                                                                        ------------   ------------   ------------
Net increase (decrease) in net assets resulting from operations.......    (2,456,482)    (1,027,669)       934,135
Policy transactions:
 Net premiums from policyholders......................................    37,017,246     15,685,529      6,480,741
 Net transfers to policyholders for benefits and terminations.........   (20,297,445)   (11,190,723)    (3,151,279)
                                                                        ------------   ------------   ------------
Net increase in net assets resulting from policy transactions.........    16,719,801      4,494,806      3,329,462
                                                                        ------------   ------------   ------------
Total increase in net assets..........................................    14,263,319      3,467,137      4,263,597
Net assets at beginning of period.....................................    10,205,351      6,738,214      2,474,617
                                                                        ------------   ------------   ------------
Net assets at end of period...........................................  $ 24,468,670   $ 10,205,351   $  6,738,214
                                                                        ============   ============   ============

                                                                 LARGE CAP AGGRESSIVE             FUNDAMENTAL
                                                                   GROWTH SUBACCOUNT           GROWTH SUBACCOUNT
                                                              --------------------------  --------------------------
                                                                  2001         2000**         2000          2000**
                                                              ------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)...............................  $    (3,151)  $     5,904   $    (4,020)  $   205,119
 Realized losses............................................     (362,890)      (11,798)   (1,548,338)      (46,349)
 Change in unrealized appreciation (depreciation)
  during the period.........................................      131,647       (37,617)      509,072      (568,635)
                                                              -----------   -----------   -----------   -----------
Net decrease in net assets resulting from operations........     (234,394)      (43,511)   (1,043,286)     (409,865)
Policy transactions:
 Net premiums from policyholders............................    9,373,181     3,456,939     3,652,553     9,131,403
 Net transfers to policyholders for benefits and
  terminations..............................................   (6,935,633)   (3,068,441)   (3,703,958)   (6,708,404)
                                                              -----------   -----------   -----------   -----------
Net increase (decrease) in net assets resulting from
 policy transactions........................................    2,437,548       388,498       (51,405)    2,422,999
                                                              -----------   -----------   -----------   -----------
Total increase (decrease) in net assets.....................    2,203,154       344,987    (1,094,691)    2,013,134
Net assets at beginning of period...........................      344,987            --     2,013,134            --
                                                              -----------   -----------   -----------   -----------
Net assets at end of period.................................  $ 2,548,141   $   344,987   $   918,443   $ 2,013,134
                                                              ===========   ===========   ===========   ===========

    _________________________

 ** From April 28, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                         AIM V.I. VALUE             FIDELITY VIP GROWTH
                                                                           SUBACCOUNT                    SUBACCOUNT
                                                                  ----------------------------  ---------------------------
                                                                       2001          2000*          2001           2000**
                                                                  -------------  -------------  -------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)...................................  $     (1,923)  $     47,633   $    (10,687)  $     (1,420)
 Realized losses................................................      (711,696)       (54,358)    (1,452,397)        (8,731)
 Change in unrealized appreciation (depreciation)
  during the period.............................................       190,958       (101,244)        (8,026)      (156,818)
                                                                  ------------   ------------   ------------   ------------
Net decrease in net assets resulting from
 operations.....................................................      (522,661)      (107,969)    (1,471,110)      (166,969)
Policy transactions:
 Net premiums from policyholders................................    14,927,640      4,263,052     28,833,063      6,655,609
 Net transfers to policyholders for benefits and
  terminations..................................................   (12,990,470)    (2,990,639)   (24,690,799)    (4,970,882)
                                                                  ------------   ------------   ------------   ------------
Net increase in net assets resulting from policy
 transactions...................................................     1,937,170      1,272,413      4,142,264      1,684,727
                                                                  ------------   ------------   ------------   ------------
Total increase in net assets....................................     1,414,509      1,164,444      2,671,154      1,517,758
Net assets at beginning of period...............................     1,164,444             --      1,517,758             --
                                                                  ------------   ------------   ------------   ------------
Net assets at end of period ....................................  $  2,578,953   $  1,164,444   $  4,188,912   $  1,517,758
                                                                  ============   ============   ============   ============

  _________________________

  *  From April 24, 2000 (commencement of operations).
 ** From April 28, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                      FIDELITY VIP II            JANUS ASPEN GLOBAL
                                                                   CONTRAFUND SUBACCOUNT       TECHNOLOGY SUBACCOUNT
                                                                 ---------------------------  ---------------------------
                                                                     2001           2000*         2001          2000**
                                                                 -------------  ------------  -------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).................................   $      1,015   $    (1,017)  $     10,423   $     2,028
 Realized losses..............................................       (470,107)      (11,057)      (705,841)      (69,974)
 Change in unrealized appreciation (depreciation)
  during the period...........................................         59,663       (35,244)         3,967       (98,497)
                                                                 ------------   -----------   ------------   -----------
Net decrease in net assets resulting from
 operations...................................................       (409,429)      (47,318)      (691,451)     (166,443)
Policy transactions:
 Net premiums from policyholders..............................     14,889,228     1,758,982     15,124,945     2,902,504
 Net transfers to policyholders for benefits and
  terminations................................................    (10,244,751)     (705,047)   (12,090,684)   (2,293,755)
                                                                 ------------   -----------   ------------   -----------
Net increase in net assets resulting from policy
 transactions.................................................      4,644,477     1,053,935      3,034,261       608,749
                                                                 ------------   -----------   ------------   -----------
Total increase in net assets..................................      4,235,048     1,006,617      2,342,810       442,306
Net assets at beginning of period.............................      1,006,617            --        442,306            --
                                                                 ------------   -----------   ------------   -----------
Net assets at end of period...................................   $  5,241,665   $ 1,006,617   $  2,785,116   $   442,306
                                                                 ============   ===========   ============   ===========

                                                                    JANUS ASPEN WORLDWIDE          MFS NEW DISCOVERY
                                                                      GROWTH SUBACCOUNT            SERIES SUBACCOUNT
                                                                 ---------------------------  ---------------------------
                                                                     2001          2000**          2001          2000*
                                                                 -------------  ------------  -------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).................................   $      1,163   $   175,411   $     91,210   $    (1,349)
 Realized gains (losses)......................................       (377,539)     (140,835)      (428,468)       16,026
 Change in unrealized appreciation (depreciation)
  during the period...........................................        (72,698)      (61,271)       211,521       (94,403)
                                                                 ------------   -----------   ------------   -----------
Net decrease in net assets resulting from
 operations...................................................       (449,074)     (185,015)      (125,737)      (79,726)
Policy transactions:
 Net premiums from policyholders..............................      9,782,816     8,457,498     31,343,292     4,148,131
 Net transfers to policyholders for benefits and
  terminations................................................     (8,218,272)   (7,234,105)   (23,599,696)   (2,889,948)
                                                                 ------------   -----------   ------------   -----------
Net increase in net assets resulting from policy
 transactions.................................................      1,564,544     1,223,393      7,743,596     1,258,183
                                                                 ------------   -----------   ------------   -----------
Total increase in net assets..................................      1,115,470     1,038,378      7,617,859     1,178,457
Net assets at beginning of period.                                  1,038,378            --      1,178,457            --
                                                                 ------------   -----------   ------------   -----------
Net assets at end of period...................................   $  2,153,848   $ 1,038,378   $  8,796,316   $ 1,178,437
                                                                 ============   ===========   ============   ===========

  _________________________

  * From May 1, 2000 (commencement of operations).
 ** From June 29, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                            TEMPLETON                V.A. FINANCIAL
                                                                    INTERNATIONAL SUBACCOUNT      INDUSTRIES SUBACCOUNT
                                                                   ----------------------------  -----------------------
                                                                       2001           2000*               2001**
                                                                   -------------  -------------  -----------------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)....................................  $     85,627   $       (640)        $     693
 Realized gains (losses).........................................      (752,426)        11,899              (150)
 Change in unrealized appreciation (depreciation)
  during the period..............................................        13,268         15,320            (5,763)
                                                                   ------------   ------------         ---------
Net increase (decrease) in net assets resulting from
 operations......................................................      (553,531)        26,579            (5,220)
Policy transactions:
 Net premiums from policyholders.................................    43,355,972     11,365,793           408,104
 Net transfers to policyholders for benefits and
  terminations...................................................   (40,524,558)   (10,522,033)         (259,796)
                                                                   ------------   ------------         ---------
Net increase in net assets resulting from policy
 transactions....................................................     2,831,414        843,760           148,308
                                                                   ------------   ------------         ---------
Total increase in net assets.....................................     2,277,883        870,339           143,088
Net assets at beginning of period................................       870,339             --                --
                                                                   ------------   ------------         ---------
Net assets at end of period......................................  $  3,148,222   $    870,339         $ 143,088
                                                                   ============   ============         =========

  _________________________

  * From May 1, 2000 (commencement of operations).
 ** From commencement of operations (refer to footnote 6b).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       FOR THE PERIODS ENDED DECEMBER 31,

                                                        V.A. RELATIVE  V.A. STRATEGIC     HEALTH      INTERNATIONAL
                                                            VALUE          INCOME        SCIENCES        EQUITY
                                                          SUBACCOUNT      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                        -------------  --------------  ------------   -------------
                                                            2001*          2001*          2001*           2001*
                                                        -------------  --------------  ------------   -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)........................    $      170     $     5,221    $      (457)   $        43
 Realized gains (losses).............................        17,298           7,133         (2,122)       (10,857)
 Change in unrealized appreciation
  (depreciation) during the period...................         1,589          (3,537)        (4,934)        (2,585)
                                                         ----------     -----------    -----------    -----------
Net increase (decrease) in net assets
 resulting from operations...........................        19,057           8,817         (7,513)       (13,399)
Policy transactions:
 Net premiums from policyholders.....................       982,369       1,077,976      1,607,875      1,803,664
 Net transfers to policyholders for benefits
  and terminations...................................      (515,153)       (721,270)       (59,706)    (1,372,651)
                                                         ----------     -----------    -----------    -----------
Net increase in net assets resulting from
 policy transactions.................................       467,216         356,706      1,548,169        431,013
                                                         ----------     -----------    -----------    -----------
Total increase in net assets.........................       486,273         365,523      1,540,656        417,614
Net assets at beginning of period....................            --              --             --             --
                                                         ----------     -----------    -----------    -----------
Net assets at end of period..........................    $  486,273     $   365,523    $ 1,540,656    $   417,614
                                                         ==========     ===========    ===========    ===========

                                                         LARGE CAP    LARGE/MID CAP    SMALL CAP       AIM V.I.
                                                         VALUE CORE       VALUE          VALUE          GROWTH
                                                         SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                        ------------  -------------   ------------   ------------
                                                           2001*          2001*          2001*           2001*
                                                        ------------  -------------   ------------   ------------
Increase (decrease) in net assets from
 operations:
 Net investment income...............................    $    2,995    $    10,265    $    32,296    $       106
 Realized losses.....................................        (1,012)       (52,836)       (51,686)          (522)
 Change in unrealized appreciation
  (depreciation) during the period...................         2,334        390,633        950,055           (481)
                                                         ----------    -----------    -----------    -----------
Net increase (decrease) in net assets
 resulting from operations...........................         4,317        348,062        930,665           (897)
Policy transactions:
 Net premiums from policyholders.....................     2,488,224     43,631,124     19,262,591        105,110
 Net transfers to policyholders for benefits
  and terminations...................................       (47,163)    (2,093,619)    (7,950,541)        (1,471)
                                                         ----------    -----------    -----------    -----------
Net increase in net assets resulting from
 policy transactions.................................     2,441,061     41,537,505     11,312,050        103,639
                                                         ----------    -----------    -----------    -----------
Total increase in net assets.........................     2,445,378     41,885,567     12,242,715        102,742
Net assets at beginning of period....................            --             --             --             --
                                                         ----------    -----------    -----------    -----------
Net assets at end of period..........................    $2,445,378    $41,885,567    $12,242,715    $   102,742
                                                         ==========    ===========    ===========    ===========

   __________________________

 * From commencement of operations (refer to footnote 6b).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       FOR THE PERIODS ENDED DECEMBER 31,

                                                                              MFS INVESTORS   MFS RESEARCH
                                                                                 GROWTH          SERIES
                                                                               SUBACCOUNT      SUBACCOUNT
                                                                              -------------   ------------
                                                                                  2001*           2001*
                                                                              -------------   ------------
Increase (decrease) in net assets from operations:
 Net investment loss.......................................................     $    (17)      $     (9)
 Realized losses...........................................................       (1,101)        (1,524)
 Change in unrealized appreciation (depreciation) during the period........         (591)         2,983
                                                                                --------       --------
Net increase (decrease) in net assets resulting from operations............       (1,709)         1,450
Policy transactions:
 Net premiums from policyholders...........................................      165,599         99,292
 Net transfers to policyholders for benefits and terminations..............      (10,677)       (19,075)
                                                                                --------       --------
Net increase in net assets resulting from policy transactions..............      154,922         80,217
                                                                                --------       --------
Total increase in net assets...............................................      153,213         81,667
Net assets at beginning of period..........................................           --             --
                                                                                --------       --------
Net assets at end of period................................................     $153,213       $ 81,667
                                                                                ========       ========

   _________________________

 * From commencement of operations (refer to footnote 6b).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2001

1.   ORGANIZATION

     John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. Currently, the Account funds VEP Classes #1, #2 and #3, VCOLI Classes #4, #5 and #6, V MEVL Class #7, MVEP Class #8, MVUL Class #9, MVUL98 Class #10, MVEP Class #11, MEVL3 Class #12, VEP2 Class #13, VEP3 Class #14 and MVCOH Class #15. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of forty-five subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Trust), John Hancock Declaration Trust (Declaration Trust) or of other outside investment trusts (Outside Trusts). New subaccounts may be added as new Portfolios are added to the Trust, Declaration Trust or to the Outside Trusts, or as other investment options are developed and made available to policyholders. The forty-five Portfolios of the Trust, Declaration Trust and the Outside Trusts which are currently available are the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets (formerly Emerging Markets Equity), Bond Index, Small Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, Aim V.I. Value, Fidelity VIP Growth, Fidelity VIP Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, Templeton International, V.A. Financial Industries, V.A. Relative Value, V.A. Strategic Income, Health Sciences, International Equity, Large Cap Value CORE, Large/Mid Cap Value, Small Cap Value (formerly Small/Mid Cap Value), AIM V.I. Growth, MFS Investors Growth and MFS Research Series Portfolios. Each portfolio has a different investment objective.

     The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

     The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2.   SIGNIFICANT ACCOUNTING POLICIES

  Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Valuation of Investments

     Investment in shares of the Trust, Declaration Trust and of the Outside Trust are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolios shares are determined on the basis of identified cost.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Federal Income Taxes

     The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

  Expenses

     JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .05% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

     JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

  Policy Loans

     Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

  Amounts Receivable/Payable

     Receivables/Payables to/from portfolios/JHVLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective portfolios' shares. The amounts are due to/from either the respective portfolio and/or John Hancock Variable Life Insurance Company for the benefit of policyholders.

3.   TRANSACTION WITH AFFILIATES

     John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.

4.   NEW AUDIT GUIDE

     Effective January 1, 2001, the Account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide), as revised, effective for fiscal years beginning after December 15, 2001. The adoption of the Guide did not impact the total net assets of the subaccounts for fiscal year 2001. Certain disclosures in the financial statements of the Account have changed as a result of the adoption of the Guide. The financial statement presentation of the account for the years prior to 2001 have not been restated.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5.   DETAILS OF INVESTMENTS

     The details of the shares owned, cost and value of investments in the Subaccounts of the Trust, Declaration Trust and of the Outside Trusts at December 31, 2001 were as follows:

                                                       SHARES
SUBACCOUNT                                             OWNED          COST          VALUE
----------                                             -----          ----          -----
Large Cap Growth...................................    7,186,917  $166,795,604   $111,704,800
Active Bond........................................    6,936,630    65,591,211     66,269,409
International Equity Index.........................    2,390,440    32,096,126     28,861,551
Small Cap Growth...................................    3,138,723    39,923,210     36,951,517
Global Balanced....................................      486,880     4,424,531      4,171,226
Mid Cap Growth.....................................    4,471,772    68,814,519     43,998,802
Large Cap Value....................................    5,827,602    81,958,055     82,486,053
Money Market.......................................  194,899,411   194,899,411    194,899,411
Small/Mid Cap Growth...............................    1,947,755    25,966,878     27,446,346
Real Estate Equity.................................    1,887,011    25,980,539     25,562,953
Growth & Income....................................   11,883,355   209,979,823    141,794,208
Managed............................................    9,939,306   148,739,926    130,010,266
Short-Term Bond....................................    1,740,846    17,620,581     17,601,987
Small Cap Equity...................................    2,900,330    27,749,921     25,497,414
International Opportunities........................    3,894,614    39,139,371     36,226,531
Equity Index.......................................   12,614,511   222,896,795    187,337,510
Global Bond........................................    1,303,950    13,272,322     12,697,702
Emerging Markets...................................      934,901     5,215,822      6,019,218
Bond Index.........................................    2,852,414    28,170,703     28,203,083
Small/Mid Cap CORE.................................    1,717,214    16,460,405     16,856,846
High Yield Bond....................................    1,601,843    11,241,939     10,940,542
Turner Core Growth.................................    1,632,872    27,955,481     21,880,480
Brandes International Equity.......................    3,884,519    54,670,040     48,051,501
Frontier Capital Appreciation......................    1,929,372    35,150,521     32,664,269
Clifton Enhanced US Equity.........................    1,804,474    27,331,446     24,468,670
Large Cap Aggressive Growth........................      313,894     2,454,111      2,548,141
Fundamental Growth.................................      108,270       978,005        918,443
AIM V.I. Value.....................................      110,448     2,489,238      2,578,953
Fidelity VIP Growth................................      125,117     4,353,756      4,188,912
Fidelity VIP II Contrafund.........................      261,299     5,217,246      5,241,665
Janus Aspen Global Technology......................      682,627     2,879,646      2,785,116
Janus Aspen Worldwide Growth.......................       75,893     2,288,267      2,153,848
MFS New Discovery Series...........................      576,052     8,679,198      8,796,316
Templeton International............................      268,162     3,019,634      3,148,222
V.A. Financial Industries..........................        9,828       148,851        143,088
V.A. Relative Value................................       50,028       484,684        486,273
V.A. Strategic Income..............................       42,306       369,060        365,523
Health Sciences....................................      157,083     1,545,590      1,540,656
International Equity...............................       55,307       420,200        417,615
Large Cap Value CORE...............................      248,671     2,443,044      2,445,378
Large/Mid Cap Value................................    3,935,043    41,494,934     41,885,567
Small Cap Value....................................      889,692    11,292,660     12,242,715
AIM V.I. Growth....................................        6,291       103,223        102,742
MFS Investors Growth...............................       15,682       153,804        153,213
MFS Research Series................................        5,703        78,684         81,667

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

     Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Trust, Declaration Trust and of the Outside Trusts during 2001 were as follows:

     SUBACCOUNT                                                   PURCHASES        SALES
     ----------                                                   ---------        -----
Large Cap Growth..............................................   $ 30,853,807   $ 23,898,959
Active Bond...................................................     39,858,390     23,249,336
International Equity Index....................................     24,016,650     22,497,024
Small Cap Growth..............................................     25,532,184     19,444,104
Global Balanced...............................................      2,901,470      1,944,782
Mid Cap Growth................................................     31,214,397     20,068,967
Large Cap Value...............................................     50,502,636     19,548,962
Money Market..................................................    297,642,258    291,882,978
Small/Mid Cap Growth..........................................     24,833,161     10,706,459
Real Estate Equity............................................     30,104,043     21,841,421
Growth & Income...............................................     28,608,470     40,055,225
Managed.......................................................     35,756,073     28,231,574
Short-Term Bond...............................................     21,509,634     20,807,226
Small Cap Equity..............................................     13,564,975     12,573,715
International Opportunities...................................     40,475,461     36,413,022
Equity Index..................................................    103,673,321     48,706,525
Global Bond...................................................      7,685,568      2,331,272
Emerging Markets..............................................     16,049,120     15,267,766
Bond Index....................................................     23,983,482      8,723,707
Small/Mid Cap CORE............................................     17,734,314      3,828,147
High Yield Bond...............................................     27,157,545     20,323,962
Turner Core Growth............................................     14,412,984      9,385,108
Brandes International Equity..................................     35,283,458     16,557,892
Frontier Capital Appreciation.................................     21,799,567     12,114,942
Clifton Enhanced US Equity....................................     26,158,622      8,432,303
Large Cap Aggressive Growth...................................      5,602,281      3,167,884
Fundamental Growth............................................      1,278,434      1,333,859
AIM V.I. Value................................................     10,331,856      8,344,723
Fidelity VIP Growth...........................................     29,273,933     23,818,899
Fidelity VIP II Contrafund....................................     12,148,128      7,474,791
Janus Aspen Global Technology.................................      6,722,532      3,677,848
Janus Aspen Worldwide Growth..................................      3,609,407      2,043,700
MFS New Discovery Series......................................     18,122,724     10,284,066
Templeton International.......................................     17,092,221     13,429,496
V.A. Financial Industries.....................................        417,117        263,888
V.A. Relative Value...........................................      1,227,827        733,321
V.A. Strategic Income.........................................      1,081,958        720,031
Health Sciences...............................................      1,598,930         51,218
International Equity..........................................      1,721,703      1,290,646
Large Cap Value CORE..........................................      2,459,823         15,767
Large/Mid Cap Value...........................................     42,671,729      1,123,959
Small Cap Value...............................................     15,324,859      3,914,970
AIM V.I. Growth...............................................        106,775          3,030
MFS Investors Growth..........................................        162,290          7,385
MFS Research Series...........................................         97,798         17,590

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

6. UNIT VALUES

     A summary of unit values and units outstanding for variable life contracts and the expense and investment income ratios, excluding expenses of the underlying Portfolios were as follows:

                                                                                FOR THE YEAR OR PERIOD
                                      AT DECEMBER 31, 2001                       ENDED DECEMBER 31, 2001
                               ----------------------------------    ------------------------------------------
                                          UNIT FAIR                  EXPENSES                        TOTAL
                                           VALUE                      RATIO*        INVESTMENT      RETURN***
                                UNITS      LOWEST        ASSETS       LOWEST         INCOME        LOWEST TO
    SUBACCOUNT                  (000S)   TO HIGHEST      (000S)     TO HIGHEST        RATIO**        HIGHEST
    ----------                  ------   ----------      -----      ----------        -----          -------
Large Cap Growth                5,041  $14.90 to $55.19  $111,705  .05% to .625%     0.25%      (18.24)% to (17.54)%
Active Bond                     3,557   13.84 to 33.56     66,269   .05 to .625      7.43           6.80 to 235.60/c/
International Equity Index      2,265    9.87 to 19.15     28,862   .05 to .625      2.11         (20.79) to 91.50/c/
Small Cap Growth                2,437   14.70 to 16.83     36,952   .05 to .625        --/a/      (13.09) to 52.30/c/
Global Balanced                   371   10.88 to 11.56      4,171   .05 to .625      1.61          (7.01) to (6.40)
Mid Cap Growth                  3,002   14.20 to 16.04     43,999   .05 to .625        --/a/      (37.33) to 47.10/c/
Large Cap Value                 4,594   15.58 to 18.90     82,486   .05 to .625      1.83            0.61 to 89.00/c/
Money Market                   14,320   12.56 to 19.75    194,899   .05 to .625      4.52            3.26 to 44.40/c/
Small/Mid Cap Growth            1,541   14.13 to 23.00     27,446   .05 to .625        --/a/          2.14 to 2.78
Real Estate Equity              1,239   13.29 to 32.43     25,563   .05 to .625      5.34            5.07 to 224.30/c/
Growth & Income                 6,069   13.99 to 59.88    141,794   .05 to .625      0.64         (16.00) to (15.45)
Managed                         4,490   14.88 to 45.55    130,010   .05 to .625      2.69           (3.47) to (2.84)
Short Term Bond                 1,192   13.29 to 15.68     17,602   .05 to .625      6.60             7.40 to 56.80/c/
Small Cap Equity                2,371   10.30 to 11.04     25,497   .05 to .625      0.07         (4.40) to 10.40/c/
International Opportunities     3,321   10.79 to 11.18     36,227   .05 to .625      1.01       (21.41) to (20.88)
Equity Index                   10,568   15.82 to 18.87    187,338   .05 to .625      1.51        (12.54) to 88.70/c/
Global Bond                       948   12.73 to 13.72     12,698   .05 to .625      7.05         (2.07) to 37.20/c/
Emerging Markets                  818    7.29 to 7.46       6,019   .05 to .625      0.34        (4.20) to (25.40)/c/
Bond Index                      2,263   12.30 to 12.58     28,203   .05 to .625      6.79           7.05 to 25.80/c/
Small/Mid Cap CORE              1,488   11.19 to 11.75     16,857   .05 to .625      0.48           0.35 to 14.40/c/
High Yield Bond                 1,191    9.08 to 9.29      10,941   .05 to .625     10.95       (7.10)/c/ to 2.09
Turner Core Growth              1,231   16.67 to 19.69     21,880   .05 to .625      0.15       (24.06) to 96.90/c/
Brandes International Equity    3,104   15.28 to 16.10     48,052   .05 to .625      1.88       (13.30) to 58.60/c/
Frontier Capital Appreciation   1,548   19.76 to 24.69     32,664   .05 to .625     --/a/        (1.60) to (0.99)
Clifton Enhanced US Equity      1,779   10.25 to 13.90     24,469   .05 to .625      6.38       (13.16) to (13.02)
Large Cap Aggressive Growth       369    6.67 to 8.33       2,548   .05 to .625     --/a/      (16.70)/c/ to (14.65)
Fundamental Growth                124    6.14 to 10.16        918   .05 to .625     --/a/         (32.67) to 1.60
Janus Aspen Global Technology     658    4.20 to 4.24       2,785   .05 to .625      1.15      (57.60)/c/ to (37.37)
Janus Aspen Worldwide Growth      335    6.40 to 6.46       2,154   .05 to .625      0.40       (23.05) to (22.63)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                                                                FOR THE YEAR OR PERIOD
                                      AT DECEMBER 31, 2001                       ENDED DECEMBER 31, 2001
                               ----------------------------------    ------------------------------------------
                                          UNIT FAIR                  EXPENSES                        TOTAL
                                           VALUE                      RATIO*        INVESTMENT      RETURN***
                                UNITS      LOWEST        ASSETS       LOWEST         INCOME        LOWEST TO
    SUBACCOUNT                  (000S)   TO HIGHEST      (000S)     TO HIGHEST        RATIO**        HIGHEST
    ----------                   -----   ----------      ------     ----------        -----          -------
AIM V.I. Value                     251   $7.08 to $29.72  $ 2,579  .05% to .625%     0.15%       (15.30)% to (12.56)%
Fidelity VIP Growth                266    7.07 to 71.07     4,189   .05 to .625     --/a/        (18.22) to 610.70/c/
Fidelity VIP II Contrafund         512    8.20 to 27.72     5,242   .05 to .625      0.22         (12.97) to (12.36)
MFS New Discovery Series           922    9.06 to $16.49    8,796   .05 to .625     --/a/          (5.59) to (4.98)
Templeton International            372    8.17 to 21.12     3,148   .05 to .625      3.71         (16.55) to (16.02)
V.A. Financial Industries           14    9.09 to 15.63       143   .05 to .625     1.60/b/     (9.10)/c/ to 56.30/c/
V.A. Relative Value                 38    9.52 to 17.59       486   .05 to .625     0.23/b/     (4.80)/c/ to 75.90/c/
V.A. Strategic Income               34   10.33 to 13.79       366   .05 to .625     11.20/b/     3.30/c/ to 37.90/c/
Health Sciences                    157    9.77 to 9.81      1,541   .05 to .625     --/a/       (2.30)/c/ to (1.90)/c/
International Equity                51    8.03 to 8.43        418   .05 to .625     0.17/b/    (19.70)/c/ to (15.70)/c/
Large Cap Value CORE               251    9.59 to 10.37     2,445   .05 to .625     0.52/b/      (4.10)/c/ to 3.70/c/
Large/Mid Cap Value              4,362    9.40 to 11.05    41,886   .05 to .625     0.15/b/     (6.00)/c/ to 10.50/c/
Small Cap Value                  1,125   10.44 to 16.79    12,243   .05 to .625     1.03/b/      4.40/c/ to 67.90/c/
AIM V.I. Growth                     11    8.44 to 20.77       103   .05 to .625     0.46/b/    (15.60)/c/ to 107.70/c/
MFS Investors Growth                17    8.72 to 9.97        153   .05 to .625     --/a/      (12.80)/c/ to (0.30)/c/
MFS Research Series                  5    8.59 to 18.67        82   .05 to .625     --/a/       (14.10)/c/ to 86.70/c/

 * These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
 ** These amounts represent the dividends and other income received by the subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
 *** These amounts represents the total return for the periods indicated, including changes in the value of the underlying portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period
 a.  Portfolio distributed no dividends during the year.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 b. Investment income ratio is annualized. From commencement of operations as follows:

  V.A. Financial Industries       May 15, 2001
  V.A. Relative Value             June 14, 2001
  V.A. Strategic Income           September 24, 2001
  International Equity            June 7, 2001
  Large Cap Value CORE            May 11, 2001
  Large/Mid Cap Value             May 2, 2001
  Small Cap Value                 May 15, 2001
  AIM V.I. Growth                 June 4, 2001

 c. From commencement of operations as follows. $10 initial offering price.

  Active Bond                     October 18, 2001
  International Equity Index      December 12, 2001
  Small Cap Growth                November 8, 2001
  Mid Cap Growth                  July 26, 2001
  Large Cap Value                 December 12, 2001
  Money Market                    July 26, 2001
  Real Estate Equity              July 26, 2001
  Short Term Bond                 October 8, 2001
  Small Cap Equity                December 10, 2001
  Equity Index                    July 26, 2001
  Global Bond                     October 8, 2001
  Emerging Markets                December 10, 2001
  Bond Index                      October 8, 2001
  Small/Mid Cap CORE              July 26, 2001
  High Yield Bond                 October 8, 2001
  Turner Core Growth              October 8, 2001
  Brandes International Equity    July 26, 2001
  Large Cap Aggressive Growth     December 12, 2001
  Fidelity VIP Growth             December 12, 2001
  Janus Aspen Global Technology   December 5, 2001
  V.A. Financial Industries       July 7 and May 15, 2001, respectively
  V.A. Relative Value             June 21 and August 10, 2001, respectively
  V.A. Strategic Income           October 2 and Sept. 24, 2001, respectively
  Health Sciences                 June 15 and 4, 2001, respectively
  International Equity            August 29 and Nov. 4, 2001, respectively
  Large Cap Value CORE            July 2 and December 13, 2001, respectively
  Large/Mid Cap Value             May 10 and 2, 2001, respectively
  Small Cap Value                 May 25 and 15, 2001, respectively
  AIM V.I. Growth                 October 17 and December 5, 2001, respectively
  MFS Investors Growth            December 5 and June 15, 2001, respectively
  MFS Research Series             October 17 and Aug. 23, 2001, respectively

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

KEY WORD OR PHRASE                                     PAGE
Account...........................................      34
account value.....................................       9
Additional Sum Insured............................      16
annual processing date............................      17
asset-based risk charge...........................      10
attained age......................................      10
Basic Sum Insured.................................      16
beneficiary.......................................      45
business day......................................      35
changing Option A or B............................      20
changing the Total Sum Insured....................      19
charges...........................................       9
Code..............................................      41
cost of insurance rates...........................      10
date of issue.....................................      36
death benefit.....................................       5
deductions........................................       9
dollar cost averaging.............................      15
expenses of the Series Funds......................      11
fixed investment option...........................      35
full surrender....................................      15
fund..............................................       2
grace period......................................       7
guaranteed minimum death benefit..................       7
Guaranteed Minimum Death Benefit Premium..........       8
insurance charge..................................      10
insured person....................................       5
investment options................................       1
JHVLICO...........................................      34
lapse.............................................       7
loan..............................................      16
loan interest.....................................       6
maximum premiums..................................       6
Minimum Initial Premium...........................      35
minimum insurance amount..........................      18
minimum premiums..................................       6
modified endownment ..............................      43
monthly deduction date ...........................      36
Option A; Option B ...............................      17
optional rider benefits ..........................      19
optional extra death benefit feature .............      17
owner ............................................       5
partial withdrawal ...............................      15
partial withdrawal charge ........................      11
payment options ..................................      20
Planned Premium ..................................       7
policy anniversary ...............................      36
policy split option ..............................      19
policy year ......................................      36
premium; premium payment .........................       5
prospectus .......................................       2
receive; receipt .................................      23
reinstate; reinstatement .........................       7
sales charge .....................................       9
SEC ..............................................       2
Separate Account S ...............................      34
Series Funds .....................................       2
Servicing Office .................................       2
special loan account .............................      16
subaccount .......................................      34
surrender ........................................       5
surrender value ..................................      15
Target Premium ...................................      10
tax considerations ...............................      41
telephone transfers ..............................      23
Total Sum Insured ................................      16
transfers of account value .......................      14
variable investment options ......................       1
we; us ...........................................      34
withdrawal .......................................      15
withdrawal charge ................................      11
you; your ........................................       5

                          SUPPLEMENT DATED MAY 1, 2002
                                       TO
                         PROSPECTUSES DATED MAY 1, 2002

This Supplement is intended to be distributed with prospectuses dated May 1, 2002 for certain variable life insurance policies that were issued by John Hancock Life Insurance Company ("John Hancock") or John Hancock Variable Life Insurance Company ("JHVLICO") before May 1, 2002 ("Product Prospectuses").

The variable life insurance policies involved currently bear the title "MAJESTIC VARIABLE COLI," "MAJESTIC VARIABLE ESTATE PROTECTION," "MAJESTIC VARIABLE ESTATE PROTECTION 98," "MAJESTIC VARIABLE UNIVERSAL LIFE," "MAJESTIC VARIABLE UNIVERSAL LIFE 98," "MEDALLION EXECUTIVE VARIABLE LIFE," "MEDALLION EXECUTIVE VARIABLE LIFE II," "MEDALLION EXECUTIVE VARIABLE LIFE III," "MEDALLION VARIABLE UNIVERSAL LIFE EDGE," "MEDALLION VARIABLE UNIVERSAL LIFE PLUS," "VARIABLE ESTATE PROTECTION," VARIABLE ESTATE PROTECTION EDGE," "VARIABLE ESTATE PROTECTION PLUS" or "VARIABLE MASTER PLAN PLUS."

Policies Issued Between May 1, 2001 and April 30, 2002 - One Additional Variable Investment Option

     If your policy was issued between May 1, 2001 and April 30, 2002, you may currently invest in one additional variable investment option:

--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTION                   MANAGED BY
-----------------------------                -------------
International Opportunities B* ............  T. Rowe Price International, Inc.
--------------------------------------------------------------------------------
  *    International Opportunities B was formerly "International Equity."

Policies Issued Before May 1, 2001 - Two Additional Variable Investment Options

     If your policy was issued before May 1, 2001, you may currently invest in two additional variable investment options:

--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTION                  MANAGED BY
-----------------------------               -------------
International Opportunities B* ............ T. Rowe Price International, Inc.
Templeton Foreign Securities** ............ Templeton Investment Counsel, Inc.
--------------------------------------------------------------------------------
  *  International Opportunities B was formerly "International Equity."
  ** Templeton Foreign Securities was formerly "Templeton International
     Securities."

Additional Investment Options - General Information

     We may modify or delete either of these variable investments options in the future. The additional variable investment options are subject to all the terms and conditions of the contracts and the procedures described in the Product Prospectuses (including "How can you change your policy's investment allocations?" in the Basic Information section of the prospectus.)

Expenses of the Funds

     If you select an additional investment option that is available to you, we will invest your money in the corresponding fund of the John Hancock Variable Series Trust I or in the corresponding fund of the Franklin Templeton Variable Insurance Products Trust (the "VIP Trust"). In the prospectus, the term funds includes these corresponding funds and the term Series Funds includes the VIP Trust.

     The following table supplements the fund expense table, and the accompanying notes, that appear in the Basic Information section of the Product Prospectuses after the question "What charges will the Series Funds deduct from your investment in the policy?"

                                                                                        ----------------
                                                                                          Total Fund          Total Fund
                                         Investment  Distribution and  Other Operating    Operating            Operating
                                         Management      Service        Expenses With    Expenses With      Expenses Absent
Fund Name                                    Fee       (12b-1) Fees     Reimbursement    Reimbursement       Reimbursement
---------                                ----------  ----------------  ---------------  --------------    ------------------
JOHN HANCOCK VARIABLE SERIES TRUST
 I (NOTE 1):
International Opportunities B .........    1.20%           N/A             0.10%            1.30%               1.41%


FRANKLIN TEMPLETON VARIABLE
 INSURANCE PRODUCTS TRUST - CLASS
 2 SHARES (NOTE 2):
Templeton Foreign Securities ..........    0.69%          0.25%            0.22%            1.15%               1.16%
                                                                                        ----------------

     (1) Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses the International Opportunities B Fund when that fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. Percentages shown for International Opportunities B are calculated as if the current management fee schedule, which became effective October 1, 2001, was in effect for all of 2001.
     (2) The Franklin Templeton Variable Insurance Products Trust funds' class 2 distribution plan or "rule 12b-1 plan" is described in the funds' prospectus. For the Templeton Foreign Securities Fund, the "Total Fund Operating Expenses with Reimbursement" reflects a management fee reduction of 0.01%. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission.

THIS SUPPLEMENT AMENDS THE PRODUCT PROSPECTUSES. IT IS ACCOMPANIED WITH A PROSPECTUS DATED MAY 1, 2002 FOR THE JOHN HANCOCK VARIABLE SERIES TRUST I AND A PROSPECTUS DATED MAY 1, 2002 FOR THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST THAT CONTAIN DETAILED INFORMATION ABOUT THE CORRESPONDING FUNDS FOR THE ADDITIONAL VARIABLE INVESTMENT OPTIONS. BE SURE TO READ THE PROSPECTUS FOR THE APPLICABLE FUND BEFORE SELECTING AN ADDITIONAL VARIABLE INVESTMENT OPTION.

                          SUPPLEMENT DATED MAY 1, 2002

                                       TO

                         PROSPECTUSES DATED MAY 1, 2002

                           --------------------------

     This Supplement is intended to be distributed with certain prospectuses dated May 1, 2002 for variable life insurance policies issued by John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "Medallion Variable Life", "Medallion Variable Universal Life Plus", "Medallion Variable Universal Life Edge", "Medallion Executive Variable Life", "Medallion Executive Variable Life III", "Variable Estate Protection", "Variable Estate Protection Plus", "Variable Estate Protection Edge", "Flex-V1" or "Flex-V2". We refer to these prospectuses as the "Product Prospectuses."

     This Supplement will be used only with policies sold through the Product Prospectuses and through registered representatives affiliated with the M Financial Group.

                           --------------------------

                            GUIDE TO THIS SUPPLEMENT

..    Pages 2-4 of this Supplement contain amendments to the Product Prospectuses relating to FIVE ADDITIONAL VARIABLE INVESTMENT OPTIONS.

..    Starting on Page 5 of this Supplement, we provide REVISED ILLUSTRATIONS of death benefits, account values, surrender values and accumulated premiums to replace the illustrations contained in the following Product Prospectuses.

Product Prospectus:                      Revised illustration begins on page:
-------------------                      ------------------------------------
Medallion Variable Life..................                   5
Medallion Variable Universal Life Plus...                  13
Medallion Variable Universal Life Edge...                  21
Medallion Executive Variable Life........                  29
Medallion Executive Variable Life III....                  37
Variable Estate Protection...............                  45
Variable Estate Protection Plus..........                  51
Variable Estate Protection Edge..........                  61
Flex-V2..................................                  71
Flex-V1..................................                  79

     THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS DATED MAY 1, 2002 FOR THE M FUND, INC. THAT CONTAINS DETAILED INFORMATION ABOUT THE FUNDS. BE SURE TO READ THAT PROSPECTUS BEFORE SELECTING ANY OF THE FIVE ADDITIONAL VARIABLE INVESTMENT OPTIONS.

                       AMENDMENTS TO PRODUCT PROSPECTUSES
                       ----------------------------------

1. The table on the cover page of each Product Prospectus is amended to include the following five additional variable investment options:

--------------------------------------------------------------------------------
  VARIABLE INVESTMENT OPTION                MANAGED BY:
  --------------------------                ----------
  Brandes International Equity......   Brandes Investment Partners, L.P.
  Turner Core Growth................   Turner Investment Partners, Inc.
  Frontier Capital Appreciation.....   Frontier Capital Management Company, LLC
  Clifton Enhanced U.S. Equity......   The Clifton Group
  Business Opportunity Value........   Iridian Asset Management LLC
--------------------------------------------------------------------------------

2. The second paragraph on page 2 of each Product Prospectus is amended to include the following:

     "When you select one or more of the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation, Clifton Enhanced U.S. Equity or Business Opportunity Value variable investment options, we invest your money in the corresponding investment option(s) of the M Fund, Inc. In this prospectus, the term 'Series Fund' includes M Fund, Inc., and the term 'funds' includes the investment options of M Fund, Inc."

3. With respect to the Medallion Variable Universal Life Plus, Medallion Variable Universal Life Edge, Medallion Executive Variable Life, Medallion Executive Variable Life III, Variable Estate Protection, Variable Estate Protection Plus, and Variable Estate Protection Edge Product Prospectuses, the fund expense table appearing in the section of the Product Prospectus entitled "What charges will the Series Funds deduct from your investment in the policy?" is amended to include the following at the end thereof:


                                                                                           Total Fund      Total Fund
                                        Investment    Distribution and  Other Operating     Operating       Operating
                                        Management         Service       Expenses With   Expenses With   Expenses Absent
Fund Name                                   Fee         (12b-1) Fees     Reimbursement   Reimbursement    Reimbursement
---------                               ----------    ----------------  ---------------  -------------- -----------------
M FUND, INC. (NOTE 6):
Brandes International Equity........     0.75%              N/A              0.25%           1.00%             1.02%
Turner Core Growth..................     0.45%              N/A              0.25%           0.70%             0.90%
Frontier Capital Appreciation.......     0.90%              N/A              0.25%           1.15%             1.15%
Clifton Enhanced U.S. Equity........     0.38%              N/A              0.25%           0.63%             0.78%
Business Opportunity Value..........     0.65%              N/A              0.25%           0.90%             0.90%

(6) Percentages shown for M Fund, Inc. funds reflect the investment management fees currently payable and other fund expenses allocated in 2001. M Financial Advisers, Inc. reimburses a fund when the fund's other operating expenses exceed 0.25% of that fund's average daily net assets. Percentages shown for the Business Opportunity Value Fund are estimates because the fund was not in operation in 2001.

4. With respect to the Medallion Variable Life, Flex-V1 and Flex-V2 Product Prospectuses, the section of the Product Prospectus entitled "What charges will the Series Fund deduct from your investment in the policy?" is amended to read as follows:

WHAT CHARGES WILL THE SERIES FUNDS DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

     The funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

     The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2001, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


                                                                                                       Total Fund      Total Fund
                                                      Investment  Distribution and  Other Operating    Operating        Operating
                                                      Management      Service        Expenses With    Expenses With  Expenses Absent
Fund Name                                                 Fee       (12b-1) Fees     Reimbursement    Reimbursement   Reimbursement
---------                                             ----------  ----------------  ---------------  --------------  ---------------
JOHN HANCOCK VARIABLE SERIES TRUST I (NOTE 1):
Equity Index........................................    0.13%           N/A              0.07%           0.20%         0.20%
Large Cap Value.....................................    0.75%           N/A              0.08%           0.83%         0.83%
Large Cap Growth....................................    0.38%           N/A              0.03%           0.41%         0.41%
Growth & Income.....................................    0.67%           N/A              0.05%           0.72%         0.72%
Fundamental Value *.................................    0.89%           N/A              0.10%           0.99%         1.20%
Multi Cap Growth*...................................    0.93%           N/A              0.10%           1.03%         1.03%
Small/Mid Cap CORE /SM/.............................    0.80%           N/A              0.10%           0.90%         1.15%
Small/Mid Cap Growth................................    0.97%           N/A              0.10%           1.07%         1.07%
Small Cap Equity....................................    0.90%           N/A              0.10%           1.00%         1.02%
Small Cap Growth....................................    1.05%           N/A              0.10%           1.15%         1.17%
International Equity Index..........................    0.17%           N/A              0.10%           0.27%         0.40%
International Opportunities.........................    1.14%           N/A              0.10%           1.24%         1.39%
Emerging Markets Equity.............................    1.52%           N/A              0.10%           1.62%         4.24%
Real Estate Equity..................................    1.00%           N/A              0.07%           1.07%         1.07%
Managed.............................................    0.67%           N/A              0.06%           0.73%         0.73%
Global Balanced.....................................    1.05%           N/A              0.10%           1.15%         1.36%
Short-Term Bond.....................................    0.60%           N/A              0.08%           0.68%         0.68%
Bond Index..........................................    0.15%           N/A              0.09%           0.24%         0.24%
Active Bond.........................................    0.62%           N/A              0.05%           0.67%         0.67%
High Yield Bond.....................................    0.80%           N/A              0.10%           0.90%         1.00%
Global Bond.........................................    0.85%           N/A              0.10%           0.95%         0.95%
Money Market........................................    0.25%           N/A              0.07%           0.32%         0.32%

M FUND, INC. (NOTE 2):
Brandes International Equity........................    0.75%           N/A              0.25%           1.00%         1.02%
Turner Core Growth..................................    0.45%           N/A              0.25%           0.70%         0.90%
Frontier Capital Appreciation.......................    0.90%           N/A              0.25%           1.15%         1.15%
Clifton Enhanced U.S. Equity........................    0.38%           N/A              0.25%           0.63%         0.78%
Business Opportunity Value..........................    0.65%           N/A              0.25%           0.90%         0.90%

NOTES TO FUND EXPENSE TABLE
     (1) Under its current investment management agreements with the John Hancock Variable Series TrustI, John Hancock Life Insurance Company reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). Percentages shown for the Large Cap Value fund are calculated as if the current management fee schedules, which apply to this fund effective May 1, 2001, were in effect for all of 2001. Percentages shown for the Multi Cap Growth, Small/Mid Cap Growth, Small Cap Growth, International Opportunities, Emerging Markets, Short-Term Bond and High Yield Bond funds are calculated as if the current management fee schedules, which apply to these funds effective October 1, 2001, were in effect for all of 2001. "CORE/SM/" is a service mark of Goldman, Sachs & Co.

     * Fundamental Value was formerly "Large/Mid Cap Value" and Multi Cap Growth was formerly "Mid Cap Growth."

     (2) Percentages shown for M Fund, Inc. funds reflect the investment management fees currently payable and other fund expenses allocated in 2001. M Financial Advisers, Inc. reimburses a fund when the fund's other operating expenses exceed 0.25% of that fund's average daily net assets. Percentages shown for the Business Opportunity Value Fund are estimates because the fund was not in operation in 2001.

                             MEDALLION VARIABLE LIFE

                 REVISED ILLUSTRATION OF DEATH BENEFITS, ACCOUNT
               VALUES, SURRENDER VALUES AND ACCUMULATED PREMIUMS

     The following tables on pages 6 TO 11 of this Supplement replace the illustration in John Hancock Variable Life Insurance Company Medallion Variable Life Product Prospectus.

     The assumptions used for the revised illustrations are the same as those described on page 20 of the Medallion Variable Life Product Prospectus, except for the following:

     . The third and fourth sentences of the first paragraph are changed to read as follows:

          "The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After deduction of average fees and expenses at the Series Fund level (as described below), the corresponding net annual rates of return would be -0.83%, 5.12% and 11.07%."

     . The first sentence of the third paragraph is changed to read as follows:

          "With respect to fees and expenses deducted from assets of the Series Funds, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.72%, and
          (2) an assumed average asset charge for all other operating expenses of the Series Funds equivalent to an effective annual rate of 0.11%."

MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*

                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  -------------------------------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -------------------------------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,000    100,000    100,000       193        219         245          0          0            0
   2          1,636      100,000    100,000    100,000       615        686         760          0          0           17
   3          2,516      100,000    100,000    100,000     1,020      1,163       1,319          0         70          226
   4          3,439      100,000    100,000    100,000     1,408      1,651       1,925        316        558          832
   5          4,409      100,000    100,000    100,000     1,778      2,147       2,581        685      1,055        1,488
   6          5,428      100,000    100,000    100,000     2,130      2,653       3,291      1,037      1,560        2,198
   7          6,497      100,000    100,000    100,000     2,460      3,165       4,059      1,367      2,072        2,967
   8          7,620      100,000    100,000    100,000     2,768      3,683       4,892      1,874      2,789        3,998
   9          8,799      100,000    100,000    100,000     3,054      4,206       5,792      2,359      3,511        5,097
  10         10,037      100,000    100,000    100,000     3,323      4,743       6,783      3,026      4,446        6,486
  11         11,337      100,000    100,000    100,000     3,595      5,314       7,892      3,398      5,117        7,694
  12         12,702      100,000    100,000    100,000     3,845      5,895       9,103      3,747      5,796        9,004
  13         14,135      100,000    100,000    100,000     4,070      6,482      10,425      4,070      6,482       10,425
  14         15,640      100,000    100,000    100,000     4,267      7,073      11,869      4,267      7,073       11,869
  15         17,220      100,000    100,000    100,000     4,435      7,667      13,448      4,435      7,667       13,448
  16         18,879      100,000    100,000    100,000     4,572      8,264      15,176      4,572      8,264       15,176
  17         20,621      100,000    100,000    100,000     4,678      8,863      17,071      4,678      8,863       17,071
  18         22,450      100,000    100,000    100,000     4,745      9,456      19,145      4,745      9,456       19,145
  19         24,370      100,000    100,000    100,000     4,767     10,038      21,418      4,767     10,038       21,418
  20         26,387      100,000    100,000    100,000     4,752     10,615      23,918      4,752     10,615       23,918
  25         38,086      100,000    100,000    100,000     4,137     13,471      41,004      4,137     13,471       41,004
  30         53,018      100,000    100,000    100,000     2,493     16,222      70,139      2,493     16,222       70,139
  35         72,076           **    100,000    138,074        **     17,804     120,064         **     17,804      120,064
  40         96,398           **    100,000    213,158        **     16,190     203,008         **     16,190      203,008
  45        127,441           **    100,000    358,417        **      7,941     341,349         **      7,941      341,349

---------

* If premiums are paid more frequently than annually, the above values shown would be affected.
**   Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*

                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  -------------------------------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -------------------------------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,000    100,000    100,000       191        216         242          0          0            0
   2          1,636      100,000    100,000    100,000       609        679         753          0          0           10
   3          2,516      100,000    100,000    100,000     1,009      1,151       1,306          0         58          213
   4          3,439      100,000    100,000    100,000     1,392      1,632       1,903        299        539          810
   5          4,409      100,000    100,000    100,000     1,755      2,119       2,546        663      1,027        1,453
   6          5,428      100,000    100,000    100,000     2,099      2,614       3,241      1,006      1,521        2,149
   7          6,497      100,000    100,000    100,000     2,420      3,112       3,990      1,327      2,020        2,897
   8          7,620      100,000    100,000    100,000     2,719      3,615       4,798      1,825      2,721        3,904
   9          8,799      100,000    100,000    100,000     2,994      4,119       5,669      2,298      3,424        4,974
  10         10,037      100,000    100,000    100,000     3,244      4,626       6,610      2,948      4,330        6,314
  11         11,337      100,000    100,000    100,000     3,468      5,131       7,624      3,270      4,934        7,427
  12         12,702      100,000    100,000    100,000     3,661      5,633       8,718      3,563      5,534        8,619
  13         14,135      100,000    100,000    100,000     3,825      6,130       9,898      3,825      6,130        9,898
  14         15,640      100,000    100,000    100,000     3,957      6,619      11,174      3,957      6,619       11,174
  15         17,220      100,000    100,000    100,000     4,055      7,099      12,551      4,055      7,099       12,551
  16         18,879      100,000    100,000    100,000     4,116      7,565      14,040      4,116      7,565       14,040
  17         20,621      100,000    100,000    100,000     4,134      8,012      15,648      4,134      8,012       15,648
  18         22,450      100,000    100,000    100,000     4,103      8,431      17,382      4,103      8,431       17,382
  19         24,370      100,000    100,000    100,000     4,019      8,818      19,253      4,019      8,818       19,253
  20         26,387      100,000    100,000    100,000     3,873      9,162      21,270      3,873      9,162       21,270
  25         38,086      100,000    100,000    100,000     1,980      9,930      34,081      1,980      9,930       34,081
  30         53,018           **    100,000    100,000        **      7,796      53,563         **      7,796       53,563
  35         72,076           **         **    100,000        **         **      85,379         **         **       85,379
  40         96,398           **         **    145,741        **         **     138,801         **         **      138,801
  45        127,441           **         **    235,380        **         **     224,172         **         **      224,172

---------

* If premiums are paid more frequently than annually, the above values shown would be affected.
**   Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*

                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  -------------------------------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -------------------------------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,193    100,218    100,244       193        218         244          0          0            0
   2          1,636      100,613    100,683    100,758       613        683         758          0          0           15
   3          2,516      101,016    101,158    101,314     1,016      1,158       1,314          0         66          221
   4          3,439      101,401    101,643    101,915     1,401      1,642       1,915        308        550          822
   5          4,409      101,767    102,134    102,564     1,767      2,134       2,564        674      1,041        1,471
   6          5,428      102,114    102,632    103,264     2,114      2,632       3,264      1,021      1,539        2,172
   7          6,497      102,437    103,135    104,020     2,437      3,135       4,020      1,344      2,042        2,927
   8          7,620      102,739    103,641    104,834     2,739      3,641       4,834      1,845      2,747        3,940
   9          8,799      103,015    104,150    105,712     3,015      4,150       5,712      2,320      3,455        5,017
  10         10,037      103,274    104,669    106,673     3,274      4,669       6,673      2,977      4,373        6,376
  11         11,337      103,535    105,219    107,743     3,535      5,219       7,743      3,337      5,022        7,546
  12         12,702      103,771    105,774    108,906     3,771      5,774       8,906      3,672      5,675        8,807
  13         14,135      103,981    106,330    110,167     3,981      6,330      10,167      3,981      6,330       10,167
  14         15,640      104,160    106,884    111,534     4,160      6,884      11,534      4,160      6,884       11,534
  15         17,220      104,309    107,435    113,017     4,309      7,435      13,017      4,309      7,435       13,017
  16         18,879      104,425    107,981    114,628     4,425      7,981      14,628      4,425      7,981       14,628
  17         20,621      104,509    108,521    116,378     4,509      8,521      16,378      4,509      8,521       16,378
  18         22,450      104,550    109,045    118,273     4,550      9,045      18,273      4,550      9,045       18,273
  19         24,370      104,545    109,546    120,324     4,545      9,546      20,324      4,545      9,546       20,324
  20         26,387      104,500    110,031    122,555     4,500     10,031      22,555      4,500     10,031       22,555
  25         38,086      103,723    112,214    137,204     3,723     12,214      37,204      3,723     12,214       37,204
  30         53,018      101,925    113,800    160,413     1,925     13,800      60,413      1,925     13,800       60,413
  35         72,076           **    113,345    196,456        **     13,345      96,456         **     13,345       96,456
  40         96,398           **    108,352    251,726        **      8,352     151,726         **      8,352      151,726
  45        127,441           **         **    336,811        **         **     236,811         **         **      236,811

---------

* If premiums are paid more frequently than annually, the above values shown would be affected.
**   Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,190   100,216    100,241      190       216        241         0         0           0
   2          1,636      100,607   100,677    100,751      607       677        751         0         0           8
   3          2,516      101,005   101,147    101,300    1,005     1,147      1,300         0        54         208
   4          3,439      101,385   101,623    101,893    1,385     1,623      1,893       292       531         800
   5          4,409      101,744   102,106    102,529    1,744     2,106      2,529       651     1,013       1,437
   6          5,428      102,083   102,593    103,215    2,083     2,593      3,215       990     1,500       2,122
   7          6,497      102,398   103,083    103,951    2,398     3,083      3,951     1,305     1,990       2,858
   8          7,620      102,690   103,574    104,742    2,690     3,574      4,742     1,796     2,680       3,848
   9          8,799      102,956   104,065    105,590    2,956     4,065      5,590     2,260     3,369       4,895
  10         10,037      103,197   104,554    106,502    3,196     4,554      6,502     2,900     4,258       6,206
  11         11,337      103,408   105,039    107,480    3,408     5,039      7,480     3,211     4,841       7,282
  12         12,702      103,589   105,516    108,527    3,589     5,516      8,527     3,491     5,417       8,428
  13         14,135      103,739   105,983    109,649    3,739     5,983      9,649     3,739     5,983       9,649
  14         15,640      103,855   106,437    110,851    3,855     6,437     10,851     3,855     6,437      10,851
  15         17,220      103,934   106,876    112,138    3,934     6,876     12,138     3,934     6,876      12,138
  16         18,879      103,976   107,294    113,515    3,976     7,294     13,515     3,976     7,294      13,515
  17         20,621      103,973   107,685    114,984    3,973     7,685     14,984     3,973     7,685      14,984
  18         22,450      103,919   108,040    116,548    3,919     8,040     16,548     3,919     8,040      16,548
  19         24,370      103,811   108,352    118,209    3,811     8,352     18,209     3,811     8,352      18,209
  20         26,387      103,637   108,608    119,967    3,637     8,608     19,967     3,637     8,608      19,967
  25         38,086      101,611   108,720    130,308    1,611     8,720     30,308     1,611     8,720      30,308
  30         53,018           **   105,495    143,166       **     5,495     43,166        **     5,495      43,166
  35         72,076           **        **    157,232       **        **     57,232        **        **      57,232
  40         96,398           **        **    168,767       **        **     68,767        **        **      68,767
  45        127,441           **        **    168,274       **        **     68,274        **        **      68,274

---------

* If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      193        219        245        0          0           0
   2          1,636      100,000   100,000    100,000      615        686        760        0          0          17
   3          2,516      100,000   100,000    100,000    1,020      1,163      1,319        0         70         226
   4          3,439      100,000   100,000    100,000    1,408      1,651      1,925      316        558         832
   5          4,409      100,000   100,000    100,000    1,778      2,147      2,581      685      1,055       1,488
   6          5,428      100,000   100,000    100,000    2,130      2,653      3,291    1,037      1,560       2,198
   7          6,497      100,000   100,000    100,000    2,460      3,165      4,059    1,367      2,072       2,967
   8          7,620      100,000   100,000    100,000    2,768      3,683      4,892    1,874      2,789       3,998
   9          8,799      100,000   100,000    100,000    3,054      4,206      5,792    2,359      3,511       5,097
  10         10,037      100,000   100,000    100,000    3,323      4,743      6,783    3,026      4,446       6,486
  11         11,337      100,000   100,000    100,000    3,595      5,314      7,892    3,398      5,117       7,694
  12         12,702      100,000   100,000    100,000    3,845      5,895      9,103    3,747      5,796       9,004
  13         14,135      100,000   100,000    100,000    4,070      6,482     10,425    4,070      6,482      10,425
  14         15,640      100,000   100,000    100,000    4,267      7,073     11,869    4,267      7,073      11,869
  15         17,220      100,000   100,000    100,000    4,435      7,667     13,448    4,435      7,667      13,448
  16         18,879      100,000   100,000    100,000    4,572      8,264     15,176    4,572      8,264      15,176
  17         20,621      100,000   100,000    100,000    4,678      8,863     17,071    4,678      8,863      17,071
  18         22,450      100,000   100,000    100,000    4,745      9,456     19,145    4,745      9,456      19,145
  19         24,370      100,000   100,000    100,000    4,767     10,038     21,418    4,767     10,038      21,418
  20         26,387      100,000   100,000    100,000    4,752     10,615     23,918    4,752     10,615      23,918
  25         38,086      100,000   100,000    100,000    4,137     13,471     41,004    4,137     13,471      41,004
  30         53,018      100,000   100,000    118,871    2,493     16,222     69,842    2,493     16,222      69,842
  35         72,076           **   100,000    175,913       **     17,804    116,222       **     17,804     116,222
  40         96,398           **   100,000    259,358       **     16,190    189,478       **     16,190     189,478
  45        127,441           **   100,000    384,897       **      7,941    304,845       **      7,941     304,845

---------

* If premiums are paid more frequently than annually, the above values shown would be affected.
**   Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      191       216         242        0         0            0
   2          1,636      100,000   100,000    100,000      609       679         753        0         0           10
   3          2,516      100,000   100,000    100,000    1,009     1,151       1,306        0        58          213
   4          3,439      100,000   100,000    100,000    1,392     1,632       1,903      299       539          810
   5          4,409      100,000   100,000    100,000    1,755     2,119       2,546      663     1,027        1,453
   6          5,428      100,000   100,000    100,000    2,099     2,614       3,241    1,006     1,521        2,149
   7          6,497      100,000   100,000    100,000    2,420     3,112       3,990    1,327     2,020        2,897
   8          7,620      100,000   100,000    100,000    2,719     3,615       4,798    1,825     2,721        3,904
   9          8,799      100,000   100,000    100,000    2,994     4,119       5,669    2,298     3,424        4,974
  10         10,037      100,000   100,000    100,000    3,244     4,626       6,610    2,948     4,330        6,314
  11         11,337      100,000   100,000    100,000    3,468     5,131       7,624    3,270     4,934        7,427
  12         12,702      100,000   100,000    100,000    3,661     5,633       8,718    3,563     5,534        8,619
  13         14,135      100,000   100,000    100,000    3,825     6,130       9,898    3,825     6,130        9,898
  14         15,640      100,000   100,000    100,000    3,957     6,619      11,174    3,957     6,619       11,174
  15         17,220      100,000   100,000    100,000    4,055     7,099      12,551    4,055     7,099       12,551
  16         18,879      100,000   100,000    100,000    4,116     7,565      14,040    4,116     7,565       14,040
  17         20,621      100,000   100,000    100,000    4,134     8,012      15,648    4,134     8,012       15,648
  18         22,450      100,000   100,000    100,000    4,103     8,431      17,382    4,103     8,431       17,382
  19         24,370      100,000   100,000    100,000    4,019     8,818      19,253    4,019     8,818       19,253
  20         26,387      100,000   100,000    100,000    3,873     9,162      21,270    3,873     9,162       21,270
  25         38,086      100,000   100,000    100,000    1,980     9,930      34,081    1,980     9,930       34,081
  30         53,018           **   100,000    100,000       **     7,796      53,563       **     7,796       53,563
  35         72,076           **        **    126,474       **        **      83,558       **        **       83,558
  40         96,398           **        **    172,726       **        **     126,188       **        **      126,188
  45        127,441           **        **    233,353       **        **     184,820       **        **      184,820

---------

* If premiums are paid more frequently than annually, the above values shown would be affected.
**   Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                      MEDALLION VARIABLE UNIVERSAL LIFE PLUS

                 REVISED ILLUSTRATION OF DEATH BENEFITS, ACCOUNT
                VALUES, SURRENDER VALUES AND ACCUMULATED PREMIUMS

     The following tables on pages 14 TO 19 of this Supplement replace the illustration in the John Hancock Variable Life Insurance Company Medallion Variable Universal Life Plus Product Prospectus.

     The assumptions used for the revised illustration are the same as those described on page 26 of the Medallion Variable Universal Life Plus Product Prospectus, except for the following:

     . The third and fourth sentences of the first paragraph are changed to read as follows:

          "The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After the deduction of average fees and expenses at the Series Fund level (as described below) the corresponding net annual rates of return would be -0.87%, 5.08% and 11.03%."

     . The first sentence of the third paragraph is changed to read as follows:

          "With respect to fees and expenses deducted from assets of the Series Funds, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.75%, and
          (2) an assumed average asset charge for all other operating expenses of the Series Funds equivalent to an effective annual rate of 0.12%."

MEDALLION VARIABLE UNIVERSAL LIFE PLUS (FLEXIBLE PREMIUM VARIABLE LIFE) $100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      217        243        270        0          0           0
   2          1,636      100,000   100,000    100,000      661        735        813        0          0          53
   3          2,516      100,000   100,000    100,000    1,089      1,239      1,402      329        479         642
   4          3,439      100,000   100,000    100,000    1,500      1,754      2,041      740        994       1,281
   5          4,409      100,000   100,000    100,000    1,891      2,279      2,733    1,131      1,519       1,973
   6          5,428      100,000   100,000    100,000    2,264      2,814      3,483    1,656      2,206       2,875
   7          6,497      100,000   100,000    100,000    2,615      3,356      4,295    2,083      2,824       3,763
   8          7,620      100,000   100,000    100,000    2,944      3,907      5,176    2,488      3,451       4,720
   9          8,799      100,000   100,000    100,000    3,250      4,463      6,130    2,946      4,159       5,826
  10         10,037      100,000   100,000    100,000    3,531      5,025      7,165    3,379      4,873       7,013
  11         11,337      100,000   100,000    100,000    3,823      5,632      8,335    3,823      5,632       8,335
  12         12,702      100,000   100,000    100,000    4,092      6,249      9,613    4,092      6,249       9,613
  13         14,135      100,000   100,000    100,000    4,335      6,873     11,010    4,335      6,873      11,010
  14         15,640      100,000   100,000    100,000    4,550      7,505     12,536    4,550      7,505      12,536
  15         17,220      100,000   100,000    100,000    4,736      8,141     14,205    4,736      8,141      14,205
  16         18,879      100,000   100,000    100,000    4,949      8,839     16,089    4,949      8,839      16,089
  17         20,621      100,000   100,000    100,000    5,121      9,534     18,145    5,121      9,534      18,145
  18         22,450      100,000   100,000    100,000    5,240     10,216     20,386    5,240     10,216      20,386
  19         24,370      100,000   100,000    100,000    5,303     10,880     22,832    5,303     10,880      22,832
  20         26,387      100,000   100,000    100,000    5,311     11,527     25,511    5,311     11,527      25,511
  25         38,086      100,000   100,000    100,000    5,398     15,425     44,405    5,398     15,425      44,405
  30         53,018      100,000   100,000    100,000    4,321     19,393     76,391    4,321     19,393      76,391
  35         72,076      100,000   100,000    150,165    1,114     22,654    130,578    1,114     22,654     130,578
  40         96,398           **   100,000    231,205       **     23,576    220,195       **     23,576     220,195
  45        127,441           **   100,000    387,828       **     19,749    369,360       **     19,749     369,360

---------

* The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
**   Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

MEDALLION VARIABLE UNIVERSAL LIFE PLUS (FLEXIBLE PREMIUM VARIABLE LIFE) $100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      190       216         241        0         0            0
   2          1,636      100,000   100,000    100,000      608       678         752        0         0            0
   3          2,516      100,000   100,000    100,000    1,008     1,150       1,304      248       390          544
   4          3,439      100,000   100,000    100,000    1,390     1,629       1,900      630       869        1,140
   5          4,409      100,000   100,000    100,000    1,752     2,116       2,542      992     1,356        1,782
   6          5,428      100,000   100,000    100,000    2,095     2,609       3,235    1,487     2,001        2,627
   7          6,497      100,000   100,000    100,000    2,415     3,106       3,982    1,883     2,574        3,450
   8          7,620      100,000   100,000    100,000    2,712     3,607       4,787    2,256     3,151        4,331
   9          8,799      100,000   100,000    100,000    2,985     4,109       5,654    2,681     3,805        5,350
  10         10,037      100,000   100,000    100,000    3,234     4,614       6,591    3,082     4,462        6,439
  11         11,337      100,000   100,000    100,000    3,456     5,117       7,601    3,456     5,117        7,601
  12         12,702      100,000   100,000    100,000    3,648     5,615       8,689    3,648     5,615        8,689
  13         14,135      100,000   100,000    100,000    3,810     6,109       9,863    3,810     6,109        9,863
  14         15,640      100,000   100,000    100,000    3,941     6,595      11,130    3,941     6,595       11,130
  15         17,220      100,000   100,000    100,000    4,036     7,071      12,498    4,036     7,071       12,498
  16         18,879      100,000   100,000    100,000    4,095     7,533      13,977    4,095     7,533       13,977
  17         20,621      100,000   100,000    100,000    4,112     7,975      15,572    4,112     7,975       15,572
  18         22,450      100,000   100,000    100,000    4,079     8,390      17,292    4,079     8,390       17,292
  19         24,370      100,000   100,000    100,000    3,993     8,771      19,147    3,993     8,771       19,147
  20         26,387      100,000   100,000    100,000    3,844     9,109      21,144    3,844     9,109       21,144
  25         38,086      100,000   100,000    100,000    1,942     9,840      33,807    1,942     9,840       33,807
  30         53,018           **   100,000    100,000       **     7,653      52,986       **     7,653       52,986
  35         72,076           **        **    100,000       **        **      84,154       **        **       84,154
  40         96,398           **        **    143,465       **        **     136,633       **        **      136,633
  45        127,441           **        **    231,403       **        **     220,383       **        **      220,383

---------

* The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
**   Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

MEDALLION VARIABLE UNIVERSAL LIFE PLUS (FLEXIBLE PREMIUM VARIABLE LIFE) $100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,216   100,242    100,269      216        242        269        0          0           0
   2          1,636      100,659   100,733    100,810      659        733        810        0          0          50
   3          2,516      101,085   101,234    101,396    1,085      1,234      1,396      325        474         636
   4          3,439      101,492   101,745    102,030    1,492      1,745      2,030      732        985       1,270
   5          4,409      101,880   102,265    102,715    1,880      2,265      2,715    1,120      1,505       1,955
   6          5,428      102,247   102,792    103,455    2,247      2,792      3,455    1,639      2,184       2,847
   7          6,497      102,591   103,325    104,254    2,591      3,325      4,254    2,059      2,793       3,722
   8          7,620      102,913   103,863    105,116    2,913      3,863      5,116    2,457      3,407       4,660
   9          8,799      103,209   104,405    106,046    3,209      4,405      6,046    2,905      4,101       5,742
  10         10,037      103,480   104,948    107,049    3,480      4,948      7,049    3,328      4,796       6,897
  11         11,337      103,759   105,532    108,179    3,759      5,532      8,179    3,759      5,532       8,179
  12         12,702      104,014   106,122    109,407    4,014      6,122      9,407    4,014      6,122       9,407
  13         14,135      104,240   106,714    110,739    4,240      6,714     10,739    4,240      6,714      10,739
  14         15,640      104,438   107,306    112,185    4,438      7,306     12,185    4,438      7,306      12,185
  15         17,220      104,603   107,897    113,754    4,603      7,897     13,754    4,603      7,897      13,754
  16         18,879      104,797   108,547    115,523    4,797      8,547     15,523    4,797      8,547      15,523
  17         20,621      104,947   109,184    117,437    4,947      9,184     17,437    4,947      9,184      17,437
  18         22,450      105,040   109,797    119,499    5,040      9,797     19,499    5,040      9,797      19,499
  19         24,370      105,074   110,378    121,720    5,074     10,378     21,720    5,074     10,378      21,720
  20         26,387      105,050   110,928    124,119    5,050     10,928     24,119    5,050     10,928      24,119
  25         38,086      104,979   114,192    140,737    4,979     14,192     40,737    4,979     14,192      40,737
  30         53,018      103,701   116,966    166,985    3,701     16,966     66,985    3,701     16,966      66,985
  35         72,076      100,328   117,998    207,996      328     17,998    107,996      328     17,998     107,996
  40         96,398           **   114,880    271,417       **     14,880    171,417       **     14,880     171,417
  45        127,441           **   104,674    370,152       **      4,674    270,152       **      4,674     270,152

---------

* The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
**   Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

MEDALLION VARIABLE UNIVERSAL LIFE PLUS (FLEXIBLE PREMIUM VARIABLE LIFE) $100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,190   100,215    100,241      190       215        241         0         0           0
   2          1,636      100,606   100,676    100,750      606       676        750         0         0           0
   3          2,516      101,004   101,145    101,298    1,004     1,145      1,298       244       385         538
   4          3,439      101,383   101,621    101,890    1,383     1,621      1,890       623       861       1,130
   5          4,409      101,741   102,102    102,525    1,741     2,102      2,525       981     1,342       1,765
   6          5,428      102,079   102,588    103,209    2,079     2,588      3,209     1,471     1,980       2,601
   7          6,497      102,393   103,077    103,943    2,393     3,077      3,943     1,861     2,545       3,411
   8          7,620      102,683   103,567    104,731    2,683     3,567      4,731     2,227     3,111       4,275
   9          8,799      102,947   104,055    105,576    2,947     4,055      5,576     2,643     3,751       5,272
  10         10,037      103,187   104,542    106,484    3,187     4,542      6,484     3,035     4,390       6,332
  11         11,337      103,397   105,025    107,457    3,397     5,025      7,457     3,397     5,025       7,457
  12         12,702      103,576   105,498    108,498    3,576     5,498      8,498     3,576     5,498       8,498
  13         14,135      103,724   105,963    109,614    3,724     5,963      9,614     3,724     5,963       9,614
  14         15,640      103,838   106,414    110,809    3,838     6,414     10,809     3,838     6,414      10,809
  15         17,220      103,916   106,849    112,087    3,916     6,849     12,087     3,916     6,849      12,087
  16         18,879      103,956   107,264    113,455    3,956     7,264     13,455     3,956     7,264      13,455
  17         20,621      103,951   107,650    114,913    3,951     7,650     14,913     3,951     7,650      14,913
  18         22,450      103,896   108,000    116,463    3,896     8,000     16,463     3,896     8,000      16,463
  19         24,370      103,785   108,308    118,109    3,785     8,308     18,109     3,785     8,308      18,109
  20         26,387      103,610   108,559    119,850    3,610     8,559     19,850     3,610     8,559      19,850
  25         38,086      101,576   108,640    130,063    1,576     8,640     30,063     1,576     8,640      30,063
  30         53,018           **   105,376    142,688       **     5,376     42,688        **     5,376      42,688
  35         72,076           **        **    156,347       **        **     56,347        **        **      56,347
  40         96,398           **        **    167,188       **        **     67,188        **        **      67,188
  45        127,441           **        **    165,549       **        **     65,549        **        **      65,549

---------

* The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
**   Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

MEDALLION VARIABLE UNIVERSAL LIFE PLUS (FLEXIBLE PREMIUM VARIABLE LIFE) $100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      217        243        270        0          0           0
   2          1,636      100,000   100,000    100,000      661        735        813        0          0          53
   3          2,516      100,000   100,000    100,000    1,089      1,239      1,402      329        479         642
   4          3,439      100,000   100,000    100,000    1,500      1,754      2,041      740        994       1,281
   5          4,409      100,000   100,000    100,000    1,891      2,279      2,733    1,131      1,519       1,973
   6          5,428      100,000   100,000    100,000    2,264      2,814      3,483    1,656      2,206       2,875
   7          6,497      100,000   100,000    100,000    2,615      3,356      4,295    2,083      2,824       3,763
   8          7,620      100,000   100,000    100,000    2,944      3,907      5,176    2,488      3,451       4,720
   9          8,799      100,000   100,000    100,000    3,250      4,463      6,130    2,946      4,159       5,826
  10         10,037      100,000   100,000    100,000    3,531      5,025      7,165    3,379      4,873       7,013
  11         11,337      100,000   100,000    100,000    3,823      5,632      8,335    3,823      5,632       8,335
  12         12,702      100,000   100,000    100,000    4,092      6,249      9,613    4,092      6,249       9,613
  13         14,135      100,000   100,000    100,000    4,335      6,873     11,010    4,335      6,873      11,010
  14         15,640      100,000   100,000    100,000    4,550      7,505     12,536    4,550      7,505      12,536
  15         17,220      100,000   100,000    100,000    4,736      8,141     14,205    4,736      8,141      14,205
  16         18,879      100,000   100,000    100,000    4,949      8,839     16,089    4,949      8,839      16,089
  17         20,621      100,000   100,000    100,000    5,121      9,534     18,145    5,121      9,534      18,145
  18         22,450      100,000   100,000    100,000    5,240     10,216     20,386    5,240     10,216      20,386
  19         24,370      100,000   100,000    100,000    5,303     10,880     22,832    5,303     10,880      22,832
  20         26,387      100,000   100,000    100,000    5,311     11,527     25,511    5,311     11,527      25,511
  25         38,086      100,000   100,000    100,000    5,398     15,425     44,405    5,398     15,425      44,405
  30         53,018      100,000   100,000    129,061    4,321     19,393     75,829    4,321     19,393      75,829
  35         72,076      100,000   100,000    190,822    1,114     22,654    126,071    1,114     22,654     126,071
  40         96,398           **   100,000    281,034       **     23,576    205,314       **     23,576     205,314
  45        127,441           **   100,000    416,780       **     19,749    330,097       **     19,749     330,097

---------

* The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
**   Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

MEDALLION VARIABLE UNIVERSAL LIFE PLUS (FLEXIBLE PREMIUM VARIABLE LIFE) $100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      190       216         241        0         0            0
   2          1,636      100,000   100,000    100,000      608       678         752        0         0            0
   3          2,516      100,000   100,000    100,000    1,008     1,150       1,304      248       390          544
   4          3,439      100,000   100,000    100,000    1,390     1,629       1,900      630       869        1,140
   5          4,409      100,000   100,000    100,000    1,752     2,116       2,542      992     1,356        1,782
   6          5,428      100,000   100,000    100,000    2,095     2,609       3,235    1,487     2,001        2,627
   7          6,497      100,000   100,000    100,000    2,415     3,106       3,982    1,883     2,574        3,450
   8          7,620      100,000   100,000    100,000    2,712     3,607       4,787    2,256     3,151        4,331
   9          8,799      100,000   100,000    100,000    2,985     4,109       5,654    2,681     3,805        5,350
  10         10,037      100,000   100,000    100,000    3,234     4,614       6,591    3,082     4,462        6,439
  11         11,337      100,000   100,000    100,000    3,456     5,117       7,601    3,456     5,117        7,601
  12         12,702      100,000   100,000    100,000    3,648     5,615       8,689    3,648     5,615        8,689
  13         14,135      100,000   100,000    100,000    3,810     6,109       9,863    3,810     6,109        9,863
  14         15,640      100,000   100,000    100,000    3,941     6,595      11,130    3,941     6,595       11,130
  15         17,220      100,000   100,000    100,000    4,036     7,071      12,498    4,036     7,071       12,498
  16         18,879      100,000   100,000    100,000    4,095     7,533      13,977    4,095     7,533       13,977
  17         20,621      100,000   100,000    100,000    4,112     7,975      15,572    4,112     7,975       15,572
  18         22,450      100,000   100,000    100,000    4,079     8,390      17,292    4,079     8,390       17,292
  19         24,370      100,000   100,000    100,000    3,993     8,771      19,147    3,993     8,771       19,147
  20         26,387      100,000   100,000    100,000    3,844     9,109      21,144    3,844     9,109       21,144
  25         38,086      100,000   100,000    100,000    1,942     9,840      33,807    1,942     9,840       33,807
  30         53,018           **   100,000    100,000       **     7,653      52,986       **     7,653       52,986
  35         72,076           **        **    124,904       **        **      82,521       **        **       82,521
  40         96,398           **        **    170,378       **        **     124,473       **        **      124,473
  45        127,441           **        **    229,881       **        **     182,070       **        **      182,070

---------

* The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
**   Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                      MEDALLION VARIABLE UNIVERSAL LIFE EDGE

                 REVISED ILLUSTRATION OF DEATH BENEFITS, ACCOUNT
               VALUES, SURRENDER VALUES AND ACCUMULATED PREMIUMS

     The following tables on pages 22 TO 27 of this Supplement replace the illustration in the John Hancock Variable Life Insurance Company Medallion Variable Universal Life Edge Product Prospectus.

     The assumptions used for the revised illustration are the same as those described on page 26 of the Medallion Variable Universal Life Edge Product Prospectus, except for the following:

     . The third and fourth sentences of the first paragraph are changed to read as follows:

          "The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After the deduction of average fees and expenses at the Series Fund level (as described below) the corresponding net annual rates of return would be -0.87%, 5.08% and 11.03%."

     . The first sentence of the third paragraph is changed to read as follows:

          "With respect to fees and expenses deducted from assets of the Series Funds, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.75%, and
          (2) an assumed average asset charge for all other operating expenses of the Series Funds equivalent to an effective annual rate of 0.12%."

MEDALLION VARIABLE UNIVERSAL LIFE EDGE (FLEXIBLE PREMIUM VARIABLE LIFE) $100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 927 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            973      100,000   100,000    100,000      189        218        248        0          0           0
   2          1,995      100,000   100,000    100,000      604        683        766        0          0           0
   3          3,068      100,000   100,000    100,000    1,003      1,158      1,327       76        231         400
   4          4,195      100,000   100,000    100,000    1,385      1,642      1,934      504        762       1,053
   5          5,378      100,000   100,000    100,000    1,890      2,281      2,741    1,009      1,401       1,860
   6          6,621      100,000   100,000    100,000    2,526      3,091      3,777    1,645      2,210       2,896
   7          7,925      100,000   100,000    100,000    3,141      3,924      4,908    2,306      3,090       4,074
   8          9,295      100,000   100,000    100,000    3,734      4,781      6,143    3,085      4,132       5,494
   9         10,733      100,000   100,000    100,000    4,305      5,662      7,490    3,934      5,291       7,120
  10         12,243      100,000   100,000    100,000    4,852      6,567      8,962    4,852      6,567       8,962
  11         13,828      100,000   100,000    100,000    5,403      7,525     10,599    5,403      7,525      10,599
  12         15,493      100,000   100,000    100,000    5,928      8,507     12,388    5,928      8,507      12,388
  13         17,241      100,000   100,000    100,000    6,426      9,513     14,342    6,426      9,513      14,342
  14         19,076      100,000   100,000    100,000    6,895     10,542     16,478    6,895     10,542      16,478
  15         21,003      100,000   100,000    100,000    7,334     11,594     18,813    7,334     11,594      18,813
  16         23,027      100,000   100,000    100,000    7,739     12,667     21,367    7,739     12,667      21,367
  17         25,152      100,000   100,000    100,000    8,110     13,761     24,161    8,110     13,761      24,161
  18         27,383      100,000   100,000    100,000    8,444     14,873     27,229    8,444     14,873      27,229
  19         29,725      100,000   100,000    100,000    8,737     16,002     30,614    8,737     16,002      30,614
  20         32,185      100,000   100,000    100,000    8,988     17,146     34,355    8,988     17,146      34,355
  25         46,455      100,000   100,000    100,000    9,340     22,872     59,896    9,340     22,872      59,896
  30         64,668      100,000   100,000    126,363    8,561     29,171    103,576    8,561     29,171     103,576
  35         87,913      100,000   100,000    204,742    5,797     35,846    176,502    5,797     35,846     176,502
  40        117,580           **   100,000    318,837       **     42,179    297,979       **     42,179     297,979
  45        155,444           **   100,000    526,839       **     47,549    501,752       **     47,549     501,752

---------

* The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
**   Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

MEDALLION VARIABLE UNIVERSAL LIFE EDGE (FLEXIBLE PREMIUM VARIABLE LIFE) $100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 927 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            973      100,000   100,000    100,000      165        194        223        0          0           0
   2          1,995      100,000   100,000    100,000      557        633        713        0          0           0
   3          3,068      100,000   100,000    100,000      933      1,081      1,243        6        154         316
   4          4,195      100,000   100,000    100,000    1,292      1,537      1,815      411        656         935
   5          5,378      100,000   100,000    100,000    1,774      2,147      2,585      894      1,266       1,704
   6          6,621      100,000   100,000    100,000    2,244      2,778      3,429    1,364      1,898       2,548
   7          7,925      100,000   100,000    100,000    2,690      3,420      4,342    1,856      2,586       3,508
   8          9,295      100,000   100,000    100,000    3,113      4,073      5,333    2,464      3,424       4,684
   9         10,733      100,000   100,000    100,000    3,510      4,736      6,406    3,139      4,365       6,035
  10         12,243      100,000   100,000    100,000    3,881      5,408      7,571    3,881      5,408       7,571
  11         13,828      100,000   100,000    100,000    4,223      6,086      8,834    4,223      6,086       8,834
  12         15,493      100,000   100,000    100,000    4,535      6,771     10,204    4,535      6,771      10,204
  13         17,241      100,000   100,000    100,000    4,817      7,459     11,692    4,817      7,459      11,692
  14         19,076      100,000   100,000    100,000    5,065      8,151     13,308    5,065      8,151      13,308
  15         21,003      100,000   100,000    100,000    5,277      8,841     15,064    5,277      8,841      15,064
  16         23,027      100,000   100,000    100,000    5,452      9,530     16,973    5,452      9,530      16,973
  17         25,152      100,000   100,000    100,000    5,584     10,211     19,049    5,584     10,211      19,049
  18         27,383      100,000   100,000    100,000    5,667     10,878     21,305    5,667     10,878      21,305
  19         29,725      100,000   100,000    100,000    5,695     11,526     23,758    5,695     11,526      23,758
  20         32,185      100,000   100,000    100,000    5,662     12,146     26,426    5,662     12,146      26,426
  25         46,455      100,000   100,000    100,000    4,339     14,570     44,111    4,339     14,570      44,111
  30         64,668      100,000   100,000    100,000      130     14,773     73,111      130     14,773      73,111
  35         87,913           **   100,000    141,755       **      9,737    122,203       **      9,737     122,203
  40        117,580           **        **    215,935       **         **    201,809       **         **     201,809
  45        155,444           **        **    348,616       **         **    332,016       **         **     332,016

---------

* The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
**   Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

MEDALLION VARIABLE UNIVERSAL LIFE EDGE (FLEXIBLE PREMIUM VARIABLE LIFE) $100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 927 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            973      100,000   100,000     100,000      597       655        714         0         0           0
   2          1,995      100,000   101,575     101,745    1,413     1,575      1,745         0        25         195
   3          3,068      102,206   102,523     102,869    2,206     2,523      2,869       656       973       1,319
   4          4,195      102,973   103,499     104,094    2,973     3,499      4,094     1,500     2,027       2,622
   5          5,378      104,013   104,812     105,749    4,013     4,812      5,749     2,541     3,340       4,276
   6          6,621      105,184   106,333     107,728    5,184     6,333      7,728     3,711     4,860       6,255
   7          7,925      106,324   107,906     109,896    6,324     7,906      9,896     4,929     6,511       8,501
   8          9,295      107,432   109,533     112,270    7,432     9,533     12,270     6,347     8,448      11,185
   9         10,733      108,508   111,216     114,871    8,508    11,216     14,871     7,888    10,596      14,251
  10         12,243      109,552   112,954     117,720    9,552    12,954     17,720     9,552    12,954      17,720
  11         13,828      110,607   114,797     120,891   10,607    14,797     20,891    10,607    14,797      20,891
  12         15,493      111,625   116,699     124,363   11,625    16,699     24,363    11,625    16,699      24,363
  13         17,241      112,607   118,660     128,179   12,607    18,660     28,179    12,607    18,660      28,179
  14         19,076      113,548   120,680     132,384   13,548    20,680     32,384    13,548    20,680      32,384
  15         21,003      114,449   122,760     137,019   14,449    22,760     37,019    14,449    22,760      37,019
  16         23,027      115,305   124,897     142,143   15,305    24,897     42,143    15,305    24,897      42,143
  17         25,152      116,116   127,106     147,796   16,116    27,106     47,796    16,116    27,106      47,796
  18         27,383      116,878   129,390     154,032   16,878    29,390     54,032    16,878    29,390      54,032
  19         29,725      117,588   131,748     160,910   17,588    31,748     60,910    17,588    31,748      60,910
  20         32,185      118,243   134,180     168,498   18,243    34,180     68,498    18,243    34,180      68,498
  25         46,455      120,421   147,222     219,688   20,421    47,222    119,688    20,421    47,222     119,688
  30         64,668      121,213   162,480     304,245   21,213    62,480    204,245    21,213    62,480     204,245
  35         87,913      119,804   179,474     443,689   19,804    79,474    343,689    19,804    79,474     343,689
  40        117,580      114,703   196,749     673,318   14,703    96,749    573,318    14,703    96,749     573,318
  45        155,444      104,656   212,553   1,052,633    4,656   112,553    952,633     4,656   112,553     952,633

---------

* The Planned Premium shown is less than the Target Premium of $1,550. The illustrations assume that Planned Premiums are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

MEDALLION VARIABLE UNIVERSAL LIFE EDGE (FLEXIBLE PREMIUM VARIABLE LIFE) $100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 927 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            973      100,000   100,000    100,000       573       631        689         0         0           0
   2          1,995      100,000   100,000    101,692     1,366     1,525      1,692         0         0         142
   3          3,068      102,135   102,447    102,785     2,135     2,447      2,785       585       897       1,235
   4          4,195      102,880   103,395    103,977     2,880     3,395      3,977     1,407     1,922       2,504
   5          5,378      103,898   104,678    105,594     3,898     4,678      5,594     2,426     3,206       4,121
   6          6,621      104,900   106,017    107,375     4,900     6,017      7,375     3,427     4,544       5,903
   7          7,925      105,867   107,394    109,318     5,867     7,394      9,318     4,472     5,999       7,923
   8          9,295      106,799   108,810    111,440     6,799     8,810     11,440     5,714     7,725      10,355
   9         10,733      107,697   110,266    113,755     7,697    10,266     13,755     7,077     9,646      13,135
  10         12,243      108,558   111,762    116,282     8,558    11,762     16,282     8,558    11,762      16,282
  11         13,828      109,380   113,295    119,039     9,380    13,295     19,039     9,380    13,295      19,039
  12         15,493      110,162   114,867    122,047    10,162    14,867     22,047    10,162    14,867      22,047
  13         17,241      110,902   116,476    125,331    10,902    16,476     25,331    10,902    16,476      25,331
  14         19,076      111,599   118,121    128,926    11,599    18,121     28,926    11,599    18,121      28,926
  15         21,003      112,250   119,799    132,865    12,250    19,799     32,865    12,250    19,799      32,865
  16         23,027      112,852   121,510    137,181    12,852    21,510     37,181    12,852    21,510      37,181
  17         25,152      113,402   123,249    141,909    13,402    23,249     41,909    13,402    23,249      41,909
  18         27,383      113,892   125,010    147,083    13,892    25,010     47,083    13,892    25,010      47,083
  19         29,725      114,316   126,793    152,744    14,316    26,793     52,744    14,316    26,793      52,744
  20         32,185      114,669   128,592    158,936    14,669    28,592     58,936    14,669    28,592      58,936
  25         46,455      115,134   137,571    199,726    15,134    37,571     99,726    15,134    37,571      99,726
  30         64,668      112,620   145,444    263,304    12,620    45,444    163,304    12,620    45,444     163,304
  35         87,913      105,208   149,418    361,690     5,208    49,418    261,690     5,208    49,418     261,690
  40        117,580           **   144,522    513,121        **    44,522    413,121        **    44,522     413,121
  45        155,444           **   121,515    744,248        **    21,515    644,248        **    21,515     644,248

---------

* The Planned Premium shown is less than the Target Premium of $1,550. The illustrations assume that Planned Premiums are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
**   Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

MEDALLION VARIABLE UNIVERSAL LIFE EDGE (FLEXIBLE PREMIUM VARIABLE LIFE) $100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  927 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            973      100,000   100,000    100,000      189        218        248        0          0           0
   2          1,995      100,000   100,000    100,000      604        683        766        0          0           0
   3          3,068      100,000   100,000    100,000    1,003      1,158      1,327       76        231         400
   4          4,195      100,000   100,000    100,000    1,385      1,642      1,934      504        762       1,053
   5          5,378      100,000   100,000    100,000    1,890      2,281      2,741    1,009      1,401       1,860
   6          6,621      100,000   100,000    100,000    2,526      3,091      3,777    1,645      2,210       2,896
   7          7,925      100,000   100,000    100,000    3,141      3,924      4,908    2,306      3,090       4,074
   8          9,295      100,000   100,000    100,000    3,734      4,781      6,143    3,085      4,132       5,494
   9         10,733      100,000   100,000    100,000    4,305      5,662      7,490    3,934      5,291       7,120
  10         12,243      100,000   100,000    100,000    4,852      6,567      8,962    4,852      6,567       8,962
  11         13,828      100,000   100,000    100,000    5,403      7,525     10,599    5,403      7,525      10,599
  12         15,493      100,000   100,000    100,000    5,928      8,507     12,388    5,928      8,507      12,388
  13         17,241      100,000   100,000    100,000    6,426      9,513     14,342    6,426      9,513      14,342
  14         19,076      100,000   100,000    100,000    6,895     10,542     16,478    6,895     10,542      16,478
  15         21,003      100,000   100,000    100,000    7,334     11,594     18,813    7,334     11,594      18,813
  16         23,027      100,000   100,000    100,000    7,739     12,667     21,367    7,739     12,667      21,367
  17         25,152      100,000   100,000    100,000    8,110     13,761     24,161    8,110     13,761      24,161
  18         27,383      100,000   100,000    100,000    8,444     14,873     27,229    8,444     14,873      27,229
  19         29,725      100,000   100,000    100,000    8,737     16,002     30,614    8,737     16,002      30,614
  20         32,185      100,000   100,000    100,000    8,988     17,146     34,355    8,988     17,146      34,355
  25         46,455      100,000   100,000    119,408    9,340     22,872     59,755    9,340     22,872      59,755
  30         64,668      100,000   100,000    176,543    8,561     29,171    101,130    8,561     29,171     101,130
  35         87,913      100,000   100,000    259,364    5,797     35,846    167,580    5,797     35,846     167,580
  40        117,580           **   100,000    380,930       **     42,179    273,205       **     42,179     273,205
  45        155,444           **   100,000    564,939       **     47,549    440,842       **     47,549     440,842

---------

* The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
**   Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

MEDALLION VARIABLE UNIVERSAL LIFE EDGE (FLEXIBLE PREMIUM VARIABLE LIFE) $100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  927 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            973      100,000   100,000    100,000      165        194        223        0          0           0
   2          1,995      100,000   100,000    100,000      557        633        713        0          0           0
   3          3,068      100,000   100,000    100,000      933      1,081      1,243        6        154         316
   4          4,195      100,000   100,000    100,000    1,292      1,537      1,815      411        656         935
   5          5,378      100,000   100,000    100,000    1,774      2,147      2,585      894      1,266       1,704
   6          6,621      100,000   100,000    100,000    2,244      2,778      3,429    1,364      1,898       2,548
   7          7,925      100,000   100,000    100,000    2,690      3,420      4,342    1,856      2,586       3,508
   8          9,295      100,000   100,000    100,000    3,113      4,073      5,333    2,464      3,424       4,684
   9         10,733      100,000   100,000    100,000    3,510      4,736      6,406    3,139      4,365       6,035
  10         12,243      100,000   100,000    100,000    3,881      5,408      7,571    3,881      5,408       7,571
  11         13,828      100,000   100,000    100,000    4,223      6,086      8,834    4,223      6,086       8,834
  12         15,493      100,000   100,000    100,000    4,535      6,771     10,204    4,535      6,771      10,204
  13         17,241      100,000   100,000    100,000    4,817      7,459     11,692    4,817      7,459      11,692
  14         19,076      100,000   100,000    100,000    5,065      8,151     13,308    5,065      8,151      13,308
  15         21,003      100,000   100,000    100,000    5,277      8,841     15,064    5,277      8,841      15,064
  16         23,027      100,000   100,000    100,000    5,452      9,530     16,973    5,452      9,530      16,973
  17         25,152      100,000   100,000    100,000    5,584     10,211     19,049    5,584     10,211      19,049
  18         27,383      100,000   100,000    100,000    5,667     10,878     21,305    5,667     10,878      21,305
  19         29,725      100,000   100,000    100,000    5,695     11,526     23,758    5,695     11,526      23,758
  20         32,185      100,000   100,000    100,000    5,662     12,146     26,426    5,662     12,146      26,426
  25         46,455      100,000   100,000    100,000    4,339     14,570     44,111    4,339     14,570      44,111
  30         64,668      100,000   100,000    126,249      130     14,773     72,320      130     14,773      72,320
  35         87,913           **   100,000    177,165       **      9,737    114,470       **      9,737     114,470
  40        117,580           **        **    244,994       **         **    175,711       **         **     175,711
  45        155,444           **        **    335,928       **         **    262,137       **         **     262,137

---------

* The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
**   Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                        MEDALLION EXECUTIVE VARIABLE LIFE

                 REVISED ILLUSTRATION OF DEATH BENEFITS, ACCOUNT
               VALUES, SURRENDER VALUES AND ACCUMULATED PREMIUMS

     The following tables on pages 30 TO 35 of this Supplement replace the illustration in the John Hancock Variable Life Insurance Company Medallion Executive Variable Life Product Prospectus.

     The assumptions used for the revised illustration are the same as those described on page 22 of the Medallion Executive Variable Life Product Prospectus, except for the following:

     . The third and fourth sentences of the first paragraph are changed to read as follows:

          "The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After the deduction of average fees and expenses at the Series Fund level (as described below) the corresponding net annual rates of return would be -0.87%, 5.08% and 11.03%."

     . The first sentence of the third paragraph is changed to read as follows:


          "With respect to fees and expenses deducted from assets of the Series Funds, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.75%, and
          (2) an assumed average asset charge for all other operating expenses of the Series Funds equivalent to an effective annual rate of 0.12%."

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE (FLEXIBLE PREMIUM VARIABLE LIFE)
      $100,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      PLANNED PREMIUM: $2,000*
      USING CURRENT CHARGES

                                   Death Benefit            Surrender Value
                             -------------------------  ------------------------
                               Assuming hypothetical     Assuming hypothetical
End of   Planned Premiums    gross annual return of     gross annual return of
Policy    accumulated at    -------------------------  ------------------------
 Year   5% annual interest    0%       6%       12%      0%      6%        12%
------  ------------------  -------  -------  -------  ------  -------  --------
   1           2,100        100,000  100,000  100,000     926    1,005     1,085
   2           4,305        100,000  100,000  100,000   2,222    2,446     2,681
   3           6,620        100,000  100,000  100,000   3,165    3,607     4,089
   4           9,051        100,000  100,000  100,000   4,233    4,969     5,801
   5          11,604        100,000  100,000  100,000   5,266    6,372     7,671
   6          14,284        100,000  100,000  100,000   6,654    8,221    10,133
   7          17,098        100,000  100,000  100,000   7,998   10,129    12,829
   8          20,053        100,000  100,000  100,000   9,297   12,099    15,784
   9          23,156        100,000  100,000  100,000  10,549   14,131    19,023
  10          26,414        100,000  100,000  100,000  11,775   16,260    22,624
  11          29,834        100,000  100,000  100,000  13,073   18,586    26,722
  12          33,426        100,000  100,000  100,000  14,318   20,993    31,240
  13          37,197        100,000  100,000  100,000  15,509   23,484    36,227
  14          41,157        100,000  100,000  100,000  16,641   26,060    41,738
  15          45,315        100,000  100,000  100,000  17,711   28,726    47,838
  16          49,681        100,000  100,000  100,000  18,715   31,485    54,600
  17          54,265        100,000  100,000  100,000  19,648   34,341    62,108
  18          59,078        100,000  100,000  100,000  20,504   37,300    70,461
  19          64,132        100,000  100,000  100,000  21,278   40,367    79,775
  20          69,439        100,000  100,000  108,153  21,962   43,549    90,128
  25         100,227        100,000  100,000  184,572  23,807   61,601   160,497
  30         139,522        100,000  100,000  290,594  21,913   85,029   276,756
  35         189,673        100,000  122,896  493,492  12,961  117,044   469,992
---------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE (FLEXIBLE PREMIUM VARIABLE LIFE)
      $100,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      PLANNED PREMIUM: $2,000*
      USING MAXIMUM CHARGES

                                  Death Benefits            Surrender Value
                             -------------------------  -----------------------
                               Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of    gross annual return of
Policy     accumulated at    -------------------------  -----------------------
 Year    5% annual interest    0%       6%       12%      0%      6%       12%
------   ------------------  -------  -------  -------  ------  ------  --------
   1            2,100        100,000  100,000  100,000     606     675       745
   2            4,305        100,000  100,000  100,000   1,567   1,751     1,944
   3            6,620        100,000  100,000  100,000   2,158   2,509     2,892
   4            9,051        100,000  100,000  100,000   2,860   3,428     4,075
   5           11,604        100,000  100,000  100,000   3,509   4,345     5,337
   6           14,284        100,000  100,000  100,000   4,496   5,664     7,104
   7           17,098        100,000  100,000  100,000   5,417   6,990     9,004
   8           20,053        100,000  100,000  100,000   6,268   8,318    11,048
   9           23,156        100,000  100,000  100,000   7,040   9,643    13,246
  10           26,414        100,000  100,000  100,000   7,728  10,957    15,608
  11           29,834        100,000  100,000  100,000   8,387  12,319    18,219
  12           33,426        100,000  100,000  100,000   8,951  13,665    21,039
  13           37,197        100,000  100,000  100,000   9,419  14,991    24,093
  14           41,157        100,000  100,000  100,000   9,785  16,295    27,410
  15           45,315        100,000  100,000  100,000  10,044  17,570    31,021
  16           49,681        100,000  100,000  100,000  10,184  18,807    34,961
  17           54,265        100,000  100,000  100,000  10,193  19,995    39,269
  18           59,078        100,000  100,000  100,000  10,053  21,118    43,991
  19           64,132        100,000  100,000  100,000   9,743  22,159    49,183
  20           69,439        100,000  100,000  100,000   9,242  23,099    54,911
  25          100,227        100,000  100,000  109,437   3,090  25,622    95,163
  30          139,522             **  100,000  169,316      **  21,063   161,253
  35          189,673             **       **  279,997      **      **   266,664

---------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
**   Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE (FLEXIBLE PREMIUM VARIABLE LIFE)
      $100,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION B DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      PLANNED PREMIUM: $2,000*
      USING CURRENT CHARGES

                                   Death Benefit            Surrender Value
                             -------------------------  -----------------------
                               Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of    gross annual return of
Policy     accumulated at    -------------------------  -----------------------
 Year    5% annual interest    0%       6%       12%      0%      6%       12%
------   ------------------  -------  -------  -------  ------  ------  --------
   1            2,100        100,924  101,003  101,083     924   1,003     1,083
   2            4,305        102,056  102,279  102,513   2,216   2,439     2,673
   3            6,620        103,152  103,593  104,072   3,152   3,593     4,072
   4            9,051        104,211  104,943  105,769   4,211   4,943     5,769
   5           11,604        105,230  106,328  107,617   5,230   6,328     7,617
   6           14,284        106,601  108,153  110,046   6,601   8,153    10,046
   7           17,098        107,921  110,028  112,694   7,921  10,028    12,694
   8           20,053        109,191  111,953  115,582   9,191  11,953    15,582
   9           23,156        110,405  113,926  118,731  10,405  13,926    18,731
  10           26,414        111,585  115,978  122,208  11,585  15,978    22,208
  11           29,834        112,824  118,206  126,140  12,824  18,206    26,140
  12           33,426        113,999  120,489  130,438  13,999  20,489    30,438
  13           37,197        115,106  122,823  135,137  15,106  22,823    35,137
  14           41,157        116,137  125,204  140,271  16,137  25,204    40,271
  15           45,315        117,089  127,629  145,882  17,089  27,629    45,882
  16           49,681        117,954  130,092  152,013  17,954  30,092    52,013
  17           54,265        118,725  132,585  158,711  18,725  32,585    58,711
  18           59,078        119,393  135,103  166,029  19,393  35,103    66,029
  19           64,132        119,950  137,634  174,023  19,950  37,634    74,023
  20           69,439        120,385  140,168  182,754  20,385  40,168    82,754
  25          100,227        120,433  152,529  240,200  20,433  52,529   140,200
  30          139,522        115,659  162,727  329,970  15,659  62,727   229,970
  35          189,673        103,162  166,545  469,588   3,162  66,545   369,588

---------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE (FLEXIBLE PREMIUM VARIABLE LIFE)
      $100,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION B DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      PLANNED PREMIUM: $2,000*
      USING MAXIMUM CHARGES

                                   Death Benefit            Surrender Value
                             -------------------------  -----------------------
                               Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of    gross annual return of
Policy     accumulated at    -------------------------  -----------------------
 Year    5% annual interest    0%       6%       12%      0%      6%       12%
------   ------------------  -------  -------  -------  ------  -------  -------
   1            2,100        100,601  100,670  100,739    601      670       739
   2            4,305        101,392  101,575  101,767  1,552    1,735     1,927
   3            6,620        102,130  102,476  102,855  2,130    2,476     2,855
   4            9,051        102,814  103,372  104,008  2,814    3,372     4,008
   5           11,604        103,438  104,256  105,227  3,438    4,256     5,227
   6           14,284        104,394  105,531  106,933  4,394    5,531     6,933
   7           17,098        105,275  106,797  108,747  5,275    6,797     8,747
   8           20,053        106,075  108,049  110,674  6,075    8,049    10,674
   9           23,156        106,785  109,275  112,714  6,785    9,275    12,714
  10           26,414        107,399  110,464  114,869  7,399   10,464    14,869
  11           29,834        107,970  111,671  117,210  7,970   11,671    17,210
  12           33,426        108,433  112,826  119,681  8,433   12,826    19,681
  13           37,197        108,784  113,923  122,290  8,784   13,923    22,290
  14           41,157        109,020  114,952  125,043  9,020   14,952    25,043
  15           45,315        109,133  115,901  127,948  9,133   15,901    27,948
  16           49,681        109,113  116,754  131,004  9,113   16,754    31,004
  17           54,265        108,947  117,491  134,211  8,947   17,491    34,211
  18           59,078        108,618  118,088  137,564  8,618   18,088    37,564
  19           64,132        108,107  118,515  141,052  8,107   18,515    41,052
  20           69,439        107,396  118,744  144,668  7,396   18,744    44,668
  25          100,227        100,319  115,916  164,387    319   15,916    64,387
  30          139,522             **  102,411  184,692     **    2,411    84,692
  35          189,673             **       **  197,896     **       **    97,896
---------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
**   Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE (FLEXIBLE PREMIUM VARIABLE LIFE)
      $100,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      PLANNED PREMIUM: $2,000*
      USING CURRENT CHARGES

                                   Death Benefit            Surrender Value
                             -------------------------  ------------------------
                               Assuming hypothetical     Assuming hypothetical
End of   Planned Premiums    gross annual return of     gross annual return of
Policy    accumulated at    -------------------------  ------------------------
 Year   5% annual interest    0%       6%       12%      0%      6%        12%
------  ------------------  -------  -------  -------  ------  -------  --------
   1           2,100        100,000  100,000  100,000     926    1,005     1,085
   2           4,305        100,000  100,000  100,000   2,222    2,446     2,681
   3           6,620        100,000  100,000  100,000   3,165    3,607     4,089
   4           9,051        100,000  100,000  100,000   4,233    4,969     5,801
   5          11,604        100,000  100,000  100,000   5,266    6,372     7,671
   6          14,284        100,000  100,000  100,000   6,654    8,221    10,133
   7          17,098        100,000  100,000  100,000   7,998   10,129    12,829
   8          20,053        100,000  100,000  100,000   9,297   12,099    15,784
   9          23,156        100,000  100,000  100,000  10,549   14,131    19,023
  10          26,414        100,000  100,000  100,000  11,775   16,260    22,624
  11          29,834        100,000  100,000  100,000  13,073   18,586    26,722
  12          33,426        100,000  100,000  100,000  14,318   20,993    31,240
  13          37,197        100,000  100,000  100,000  15,509   23,484    36,227
  14          41,157        100,000  100,000  100,000  16,641   26,060    41,738
  15          45,315        100,000  100,000  100,000  17,711   28,726    47,838
  16          49,681        100,000  100,000  100,000  18,715   31,485    54,598
  17          54,265        100,000  100,000  110,530  19,648   34,341    62,033
  18          59,078        100,000  100,000  122,029  20,504   37,300    70,184
  19          64,132        100,000  100,000  134,306  21,278   40,367    79,115
  20          69,439        100,000  100,000  147,428  21,962   43,549    88,898
  25         100,227        100,000  100,000  228,530  23,807   61,601   153,582
  30         139,522        100,000  113,911  345,017  21,913   84,092   254,701
  35         189,673        100,000  138,373  515,667  12,961  110,170   410,563

---------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE (FLEXIBLE PREMIUM VARIABLE LIFE)
      $100,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      PLANNED PREMIUM: $2,000*
      USING MAXIMUM CHARGES

                                   Death Benefit            Surrender Value
                             -------------------------  -----------------------
                               Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of    gross annual return of
Policy     accumulated at    -------------------------  -----------------------
 Year    5% annual interest    0%       6%       12%      0%      6%       12%
------   ------------------  -------  -------  -------  ------  ------  --------
   1            2,100        100,000  100,000  100,000     606     675       745
   2            4,305        100,000  100,000  100,000   1,567   1,751     1,944
   3            6,620        100,000  100,000  100,000   2,158   2,509     2,892
   4            9,051        100,000  100,000  100,000   2,860   3,428     4,075
   5           11,604        100,000  100,000  100,000   3,509   4,345     5,337
   6           14,284        100,000  100,000  100,000   4,496   5,664     7,104
   7           17,098        100,000  100,000  100,000   5,417   6,990     9,004
   8           20,053        100,000  100,000  100,000   6,268   8,318    11,048
   9           23,156        100,000  100,000  100,000   7,040   9,643    13,246
  10           26,414        100,000  100,000  100,000   7,728  10,957    15,608
  11           29,834        100,000  100,000  100,000   8,387  12,319    18,219
  12           33,426        100,000  100,000  100,000   8,951  13,665    21,039
  13           37,197        100,000  100,000  100,000   9,419  14,991    24,093
  14           41,157        100,000  100,000  100,000   9,785  16,295    27,410
  15           45,315        100,000  100,000  100,000  10,044  17,570    31,021
  16           49,681        100,000  100,000  100,000  10,184  18,807    34,961
  17           54,265        100,000  100,000  100,000  10,193  19,995    39,269
  18           59,078        100,000  100,000  100,000  10,053  21,118    43,991
  19           64,132        100,000  100,000  100,000   9,743  22,159    49,183
  20           69,439        100,000  100,000  100,000   9,242  23,099    54,911
  25          100,227        100,000  100,000  137,026   3,090  25,622    92,087
  30          139,522             **  100,000  196,196      **  21,063   144,837
  35          189,673             **       **  272,986      **      **   217,346

---------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
**   Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                      MEDALLION EXECUTIVE VARIABLE LIFE III

                 REVISED ILLUSTRATION OF DEATH BENEFITS, ACCOUNT
               VALUES, SURRENDER VALUES AND ACCUMULATED PREMIUMS

     The following tables on pages 38 TO 43 of this Supplement replace the illustration in the John Hancock Variable Life Insurance Company Medallion Executive Variable Life III Product Prospectus.

     The assumptions used for the revised illustration are the same as those described on page 22 of the Medallion Executive Variable Life III Product Prospectus, except for the following:

..    The third and fourth sentences of the first paragraph are changed to read as follows:

     "The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After the deduction of average fees and expenses at the Series Fund level (as described below) the corresponding net annual rates of return would be -0.87%, 5.08% and 11.03%."

..    The first sentence of the third paragraph is changed to read as follows:

     "With respect to fees and expenses deducted from assets of the Series Funds, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.75%, and (2) an assumed average asset charge for all other operating expenses of the Series Funds equivalent to an effective annual rate of 0.12%."

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE III (FLEXIBLE PREMIUM VARIABLE LIFE) $100,000 TOTAL SUM INSURED
          MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONTOBACCO UNDERWRITING CLASS OPTION A DEATH BENEFIT
          GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
          PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS*
          USING CURRENT CHARGES

                                   Death Benefit            Surrender Value
                             -------------------------  ------------------------
                               Assuming hypothetical     Assuming hypothetical
End of   Planned Premiums    gross annual return of     gross annual return of
Policy    accumulated at    -------------------------  ------------------------
 Year   5% annual interest    0%       6%       12%      0%      6%        12%
------  ------------------  -------  -------  -------  ------  -------  --------
   1           5,931        100,000  100,000  100,000   5,135    5,447     5,759
   2          12,159        100,000  100,000  100,000  10,060   10,998    11,972
   3          18,699        100,000  100,000  100,000  14,884   16,768    18,803
   4          25,565        100,000  100,000  100,000  19,626   22,785    26,335
   5          32,775        100,000  100,000  100,000  20,513   25,061    30,417
   6          40,345        100,000  100,000  100,000  19,881   25,849    33,250
   7          48,294        100,000  100,000  100,000  19,230   26,648    36,361
   8          50,709        100,000  100,000  100,000  18,558   27,459    39,782
   9          53,244        100,000  100,000  100,000  17,891   28,306    43,568
  10          55,906        100,000  100,000  100,000  17,226   29,190    47,757
  11          58,702        100,000  100,000  100,000  16,579   30,164    52,509
  12          61,637        100,000  100,000  100,000  17,813   33,185    59,909
  13          64,718        100,000  100,000  100,000  19,225   36,571    68,372
  14          67,954        100,000  100,000  104,190  20,584   40,102    77,754
  15          71,352        100,000  100,000  114,554  21,894   43,788    88,118
  16          74,920        100,000  100,000  127,452  23,160   47,645    99,572
  17          78,666        100,000  100,000  141,385  24,360   51,672   112,210
  18          82,599        100,000  100,000  156,433  25,493   55,879   126,155
  19          86,729        100,000  100,000  172,685  26,556   60,283   141,545
  20          91,065        100,000  100,000  190,234  27,542   64,898   158,528
  25          95,619        100,000  107,588  318,923  32,463   93,555   277,324
  30         100,400        100,000  136,703  498,179  35,172  130,194   474,456
  35         105,420        100,000  185,583  843,435  34,275  176,746   803,272
---------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years unless the Planned Premiums are otherwise reduced due to the Guideline Premium Limit. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE III (FLEXIBLE PREMIUM VARIABLE LIFE)
      $100,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONTOBACCO UNDERWRITING CLASS OPTION A DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS*
      USING MAXIMUM CHARGES

                                  Death Benefits            Surrender Value
                             -------------------------  -----------------------
                               Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of    gross annual return of
Policy     accumulated at    -------------------------  -----------------------
 Year    5% annual interest    0%       6%       12%      0%      6%       12%
------   ------------------  -------  -------  -------  ------  ------  --------
   1            5,931        100,000  100,000  100,000   4,353   4,632     4,912
   2           12,159        100,000  100,000  100,000   8,616   9,444    10,305
   3           18,699        100,000  100,000  100,000  12,790  14,444    16,234
   4           25,565        100,000  100,000  100,000  16,878  19,644    22,757
   5           32,775        100,000  100,000  100,000  17,291  21,250    25,921
   6           40,345        100,000  100,000  100,000  16,255  21,404    27,813
   7           48,294        100,000  100,000  100,000  15,180  21,518    29,865
   8           50,709        100,000  100,000  100,000  14,060  21,584    32,090
   9           53,244        100,000  100,000  100,000  12,887  21,593    34,505
  10           55,906        100,000  100,000  100,000  11,649  21,534    37,128
  11           58,702        100,000  100,000  100,000  10,340  21,397    39,981
  12           61,637        100,000  100,000  100,000  10,751  23,081    45,109
  13           64,718        100,000  100,000  100,000  11,289  25,009    51,007
  14           67,954        100,000  100,000  100,000  11,727  26,958    57,525
  15           71,352        100,000  100,000  100,000  12,060  28,928    64,748
  16           74,920        100,000  100,000  100,000  12,277  30,916    72,772
  17           78,666        100,000  100,000  102,932  12,365  32,917    81,692
  18           82,599        100,000  100,000  113,425  12,308  34,926    91,472
  19           86,729        100,000  100,000  124,649  12,086  36,936   102,171
  20           91,065        100,000  100,000  136,656  11,678  38,939   113,880
  25           95,619        100,000  100,000  219,571   6,109  48,800   190,932
  30          100,400             **  100,000  327,896      **  57,961   312,282
  35          105,420             **  100,000  531,269      **  65,049   505,971

---------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years unless the Planned Premiums are otherwise reduced due to the Guideline Premium Limit. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
**   Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE III (FLEXIBLE PREMIUM VARIABLE LIFE)
      $100,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONTOBACCO UNDERWRITING CLASS OPTION B DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS*
      USING CURRENT CHARGES

                                    Death Benefit               Surrender Value
                             ---------------------------  ---------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ---------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
------   ------------------  -------  -------  ---------  -------  -------  -----------
   1            5,931        105,135  105,447    105,759    5,135    5,447       5,759
   2           12,159        110,045  110,981    111,954   10,045   10,981      11,954
   3           18,699        114,840  116,717    118,745   14,840   16,717      18,745
   4           25,565        119,538  122,681    126,213   19,538   22,681      26,213
   5           32,775        124,155  128,897    134,441   24,155   28,897      34,441
   6           40,345        128,671  135,356    143,486   28,671   35,356      43,486
   7           48,294        133,087  142,067    153,434   33,087   42,067      53,434
   8           50,709        137,403  149,041    164,374   37,403   49,041      64,374
   9           53,244        141,653  156,321    176,445   41,653   56,321      76,445
  10           55,906        145,834  163,919    189,760   45,834   63,919      89,760
  11           58,702        150,327  172,298    204,997   50,327   72,298     104,997
  12           61,637        154,717  181,024    221,805   54,717   81,024     121,805
  13           64,718        158,996  190,100    240,339   58,996   90,100     140,339
  14           67,954        163,170  199,551    260,790   63,170   99,551     160,790
  15           71,352        167,242  209,392    283,362   67,242  109,392     183,362
  16           74,920        171,217  219,650    308,287   71,217  119,650     208,287
  17           78,666        175,067  230,311    335,781   75,067  130,311     235,781
  18           82,599        178,787  241,389    366,113   78,787  141,389     266,113
  19           86,729        182,372  252,897    399,578   82,372  152,897     299,578
  20           91,065        185,813  264,843    436,497   85,813  164,843     336,497
  25           95,619        202,645  335,074    694,107  102,645  235,074     594,107
  30          100,400        215,231  420,480  1,121,077  115,231  320,480   1,021,077
  35          105,420        221,611  522,683  1,828,802  121,611  422,683   1,728,802

---------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years unless the Planned Premiums are otherwise reduced due to the Guideline Premium Limit. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE III (FLEXIBLE PREMIUM VARIABLE LIFE)
    $100,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONTOBACCO UNDERWRITING CLASS OPTION B DEATH BENEFIT
    GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
    PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS*
    USING MAXIMUM CHARGES

                                    Death Benefit              Surrender Value
                             ---------------------------  --------------------------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  --------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
------   ------------------  -------  -------  ---------  ------  -------  -----------
   1            5,931        104,332  104,610    104,888   4,332    4,610       4,888
   2           12,159        108,552  109,372    110,227   8,552    9,372      10,227
   3           18,699        112,657  114,291    116,059  12,657   14,291      16,059
   4           25,565        116,648  119,370    122,433  16,648   19,370      22,433
   5           32,775        120,522  124,611    129,395  20,522   24,611      29,395
   6           40,345        124,279  130,017    137,003  24,279   30,017      37,003
   7           48,294        127,910  135,586    145,312  27,910   35,586      45,312
   8           50,709        131,412  141,317    154,385  31,412   41,317      54,385
   9           53,244        134,777  147,209    164,289  34,777   47,209      64,289
  10           55,906        137,999  153,256    175,095  37,999   53,256      75,095
  11           58,702        141,294  159,696    187,138  41,294   59,696      87,138
  12           61,637        144,433  166,299    200,283  44,433   66,299     100,283
  13           64,718        147,414  173,069    214,638  47,414   73,069     114,638
  14           67,954        150,232  180,006    230,316  50,232   80,006     130,316
  15           71,352        152,883  187,108    247,441  52,883   87,108     147,441
  16           74,920        155,355  194,367    266,143  55,355   94,367     166,143
  17           78,666        157,638  201,776    286,566  57,638  101,776     186,566
  18           82,599        159,714  209,320    308,862  59,714  109,320     208,862
  19           86,729        161,566  216,981    333,193  61,566  116,981     233,193
  20           91,065        163,175  224,743    359,742  63,175  124,743     259,742
  25           95,619        167,102  264,516    533,607  67,102  164,516     433,607
  30          100,400        161,921  303,167    802,507  61,921  203,167     702,507
  35          105,420        142,400  333,484  1,216,623  42,400  233,484   1,116,623

---------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years unless the Planned Premiums are otherwise reduced due to the Guideline Premium Limit. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE III (FLEXIBLE PREMIUM VARIABLE LIFE)
      $100,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONTOBACCO UNDERWRITING CLASS OPTION A DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS*
      USING CURRENT CHARGES

                                    Death Benefit               Surrender Value
                             ---------------------------  ---------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ---------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
------   ------------------  -------  -------  ---------  -------  -------  -----------
   1            5,931        100,000  100,000    100,000    5,135    5,447       5,759
   2           12,159        100,000  100,000    100,000   10,060   10,998      11,972
   3           18,699        100,000  100,000    100,000   14,884   16,768      18,803
   4           25,565        100,000  100,000    100,000   19,626   22,785      26,335
   5           32,775        100,000  100,000    100,000   24,299   29,074      34,658
   6           40,345        100,000  100,000    105,237   28,891   35,637      43,834
   7           48,294        100,000  100,000    125,695   33,406   42,488      53,907
   8           50,709        100,000  112,368    147,158   37,846   49,602      64,959
   9           53,244        100,000  125,527    169,801   42,233   57,009      77,116
  10           55,906        100,000  138,581    193,751   46,555   64,721      90,487
  11           58,702        106,645  152,504    220,269   51,195   73,210     105,741
  12           61,637        113,018  166,327    248,385   55,742   82,035     122,508
  13           64,718        118,829  180,048    278,205   60,191   91,200     140,920
  14           67,954        124,125  193,691    309,890   64,547  100,723     161,149
  15           71,352        128,957  207,300    343,642   68,814  110,619     183,374
  16           74,920        133,357  220,891    379,636   72,996  120,910     207,803
  17           78,666        137,338  234,450    418,012   77,078  131,581     234,601
  18           82,599        140,939  248,009    458,993   81,060  142,640     263,986
  19           86,729        144,196  261,599    502,830   84,941  154,100     296,200
  20           91,065        147,133  275,232    549,749   88,720  165,963     331,493
  25           95,619        160,577  350,018    852,544  107,915  235,227     572,946
  30          100,400        169,197  431,517  1,297,592  124,905  318,557     957,915
  35          105,420        175,320  524,590  1,967,688  139,586  417,667   1,566,631

---------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years unless the Planned Premiums are otherwise reduced due to the Guideline Premium Limit. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE III (FLEXIBLE PREMIUM VARIABLE LIFE)
     $100,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONTOBACCO UNDERWRITING CLASS OPTION A DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS*
      USING MAXIMUM CHARGES

                                    Death Benefit             Surrender Value
                             ---------------------------  ------------------------
                                Assuming hypothetical      Assuming hypothetical
End of    Planned Premiums     gross annual return of      gross annual return of
Policy     accumulated at    ---------------------------  ------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%        12%
------   ------------------  -------  -------  ---------  ------  -------  ---------
   1            5,931        100,000  100,000    100,000   4,353    4,632     4,912
   2           12,159        100,000  100,000    100,000   8,616    9,444    10,305
   3           18,699        100,000  100,000    100,000  12,790   14,444    16,234
   4           25,565        100,000  100,000    100,000  16,878   19,644    22,757
   5           32,775        100,000  100,000    100,000  20,880   25,054    29,940
   6           40,345        100,000  100,000    100,000  24,799   30,687    37,860
   7           48,294        100,000  100,000    108,527  28,633   36,554    46,544
   8           50,709        100,000  100,000    126,818  32,384   42,668    55,981
   9           53,244        100,000  107,809    145,822  36,050   48,962    66,225
  10           55,906        100,000  118,659    165,594  39,633   55,417    77,337
  11           58,702        100,000  129,706    186,703  43,360   62,266    89,627
  12           61,637        100,000  140,465    208,711  47,004   69,280   102,940
  13           64,718        100,000  150,948    231,686  50,523   76,460   117,357
  14           67,954        103,677  161,162    255,684  53,914   83,807   132,961
  15           71,352        107,152  171,134    280,806  57,178   91,320   149,843
  16           74,920        110,189  180,852    307,088  60,315   98,994   168,092
  17           78,666        112,830  190,338    334,628  63,323  106,823   187,803
  18           82,599        115,106  199,601    363,509  66,202  114,799   209,069
  19           86,729        117,046  208,651    393,817  68,948  122,909   231,984
  20           91,065        118,676  217,489    425,628  71,560  131,144   256,650
  25           95,619        123,066  258,911    610,958  82,705  173,999   410,590
  30          100,400        122,978  296,388    850,888  90,786  218,801   628,147
  35          105,420        120,317  330,783  1,163,728  95,794  263,362   926,535

---------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years unless the Planned Premiums are otherwise reduced due to the Guideline Premium Limit. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                           VARIABLE ESTATE PROTECTION

                 REVISED ILLUSTRATION OF DEATH BENEFITS, ACCOUNT
               VALUES, SURRENDER VALUES AND ACCUMULATED PREMIUMS

     The following tables on pages 46 TO 49 of this Supplement replace the illustration in the John Hancock Variable Life Insurance Company Variable Estate Protection Product Prospectus.

     The assumptions used for the revised illustration are the same as those described on page 23 of the Variable Estate Protection Product Prospectus, except for the following:

     . The third and fourth sentences of the first paragraph are changed to read as follows:

          "The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After the deduction of average fees and expenses at the Series Fund level (as described below) the corresponding net annual rates of return would be -0.87%, 5.08% and 11.03%."

     . The first sentence of the third paragraph is changed to read as follows:

          "With respect to fees and expenses deducted from assets of the Series Funds, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.75%, and
          (2) an assumed average asset charge for all other operating expenses of the Series Funds equivalent to an effective annual rate of 0.12%."

PLAN: VARIABLE ESTATE PROTECTION (FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP)
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES

                                    Death Benefit               Surrender Value
                             ---------------------------  ---------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ---------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -----------
   1            8,564        500,000  500,000    500,000    4,290    4,573       4,858
   2           17,556        500,000  500,000    500,000   10,115   11,020      11,960
   3           26,998        500,000  500,000    500,000   15,043   16,918      18,938
   4           36,912        500,000  500,000    500,000   20,418   23,624      27,213
   5           47,322        500,000  500,000    500,000   25,710   30,624      36,340
   6           58,252        500,000  500,000    500,000   31,983   39,039      47,560
   7           69,728        500,000  500,000    500,000   38,158   47,821      59,935
   8           81,779        500,000  500,000    500,000   44,234   56,984      73,582
   9           94,432        500,000  500,000    500,000   50,209   66,543      88,630
  10          107,717        500,000  500,000    500,000   56,081   76,510     105,219
  11          121,667        500,000  500,000    500,000   62,494   87,584     124,225
  12          136,314        500,000  500,000    500,000   68,786   99,122     145,172
  13          151,694        500,000  500,000    500,000   74,950  111,140     168,259
  14          167,843        500,000  500,000    500,000   80,977  123,649     193,700
  15          184,799        500,000  500,000    500,000   86,858  136,662     221,737
  16          202,603        500,000  500,000    500,000   92,578  150,189     252,636
  17          221,297        500,000  500,000    533,165   98,121  164,241     286,669
  18          240,926        500,000  500,000    583,851  103,466  178,826     324,116
  19          261,536        500,000  500,000    637,856  108,589  193,953     365,300
  20          283,177        500,000  500,000    695,493  113,459  209,630     410,566
  25          408,735        500,000  500,000  1,054,697  134,089  298,285     714,218
  30          568,983        500,000  535,683  1,579,458  141,727  404,550   1,192,814
  35          773,504        500,000  644,145  2,360,424  123,844  527,871   1,934,347

----------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE ESTATE PROTECTION (FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP)
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES

                                    Death Benefit               Surrender Value
                             ---------------------------  ---------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ---------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -----------
   1            8,564        504,290  504,573    504,857    4,290    4,573       4,857
   2           17,556        509,706  510,611    511,551   10,114   11,019      11,959
   3           26,998        515,041  516,916    518,936   15,041   16,916      18,936
   4           36,912        520,415  523,620    527,208   20,415   23,620      27,208
   5           47,322        525,705  530,618    536,333   25,705   30,618      36,333
   6           58,252        531,976  539,029    547,548   31,976   39,029      47,548
   7           69,728        538,148  547,807    559,917   38,148   47,807      59,917
   8           81,779        544,219  556,963    573,554   44,219   56,963      73,554
   9           94,432        550,187  566,512    588,587   50,187   66,512      88,587
  10          107,717        556,050  576,466    605,154   56,050   76,466     105,154
  11          121,667        562,454  587,524    624,134   62,454   87,524     124,134
  12          136,314        568,732  599,038    645,041   68,732   99,038     145,041
  13          151,694        574,874  611,019    668,063   74,874  111,019     168,063
  14          167,843        580,869  623,471    693,405   80,869  123,471     193,405
  15          184,799        586,703  636,400    721,287   86,703  136,400     221,287
  16          202,603        592,356  649,803    751,950   92,356  149,803     251,950
  17          221,297        597,805  663,675    785,653   97,805  163,675     285,653
  18          240,926        603,019  678,002    822,675  103,019  178,002     322,675
  19          261,536        607,965  692,765    863,317  107,965  192,765     363,317
  20          283,177        612,597  707,932    907,902  112,597  207,932     407,902
  25          408,735        630,517  789,854  1,205,232  130,517  289,854     705,232
  30          568,983        630,573  872,657  1,669,777  130,573  372,657   1,169,777
  35          773,504        596,512  936,428  2,384,628   96,512  436,428   1,884,628

----------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE ESTATE PROTECTION (FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP)
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES

                                    Death Benefit              Surrender Value
                             ---------------------------  --------------------------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  --------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  -----------
   1            8,564        500,000  500,000    500,000   4,128    4,406       4,685
   2           17,556        500,000  500,000    500,000   9,756   10,638      11,555
   3           26,998        500,000  500,000    500,000  14,433   16,249      18,210
   4           36,912        500,000  500,000    500,000  19,491   22,582      26,050
   5           47,322        500,000  500,000    500,000  24,393   29,109      34,609
   6           58,252        500,000  500,000    500,000  30,191   36,933      45,097
   7           69,728        500,000  500,000    500,000  35,794   44,986      56,544
   8           81,779        500,000  500,000    500,000  41,187   53,262      69,035
   9           94,432        500,000  500,000    500,000  46,357   61,756      82,661
  10          107,717        500,000  500,000    500,000  51,286   70,456      97,522
  11          121,667        500,000  500,000    500,000  56,431   79,859     114,267
  12          136,314        500,000  500,000    500,000  61,277   89,458     132,533
  13          151,694        500,000  500,000    500,000  65,789   99,230     152,457
  14          167,843        500,000  500,000    500,000  69,921  109,141     174,191
  15          184,799        500,000  500,000    500,000  73,618  119,152     197,908
  16          202,603        500,000  500,000    500,000  76,824  129,223     223,813
  17          221,297        500,000  500,000    500,000  79,446  139,284     252,128
  18          240,926        500,000  500,000    509,972  81,458  149,330     283,103
  19          261,536        500,000  500,000    552,986  82,757  159,291     316,695
  20          283,177        500,000  500,000    598,040  83,247  169,108     353,037
  25          408,735        500,000  500,000    859,672  68,541  213,511     582,151
  30          568,983             **  500,000  1,195,979      **  236,204     903,209
  35          773,504             **  500,000  1,632,677      **  200,570   1,337,965

----------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
**   Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE ESTATE PROTECTION (FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP)
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES

                                    Death Benefit             Surrender Value
                             ---------------------------  ------------------------
                                Assuming hypothetical      Assuming hypothetical
End of    Planned Premiums     gross annual return of      gross annual return of
Policy     accumulated at    ---------------------------  ------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%        12%
-------  ------------------  -------  -------  ---------  ------  -------  ---------
   1            8,564        504,128  504,406    504,685   4,128    4,406     4,685
   2           17,556        509,347  510,229    511,146   9,755   10,637    11,553
   3           26,998        514,428  516,244    518,205  14,428   16,244    18,205
   4           36,912        519,480  522,569    526,036  19,480   22,569    26,036
   5           47,322        524,371  529,082    534,576  24,371   29,082    34,576
   6           58,252        530,150  536,881    545,032  30,150   36,881    45,032
   7           69,728        535,722  544,893    556,424  35,722   44,893    56,424
   8           81,779        541,071  553,106    568,826  41,071   53,106    68,826
   9           94,432        546,177  561,505    582,313  46,177   61,505    82,313
  10          107,717        551,017  570,070    596,966  51,017   70,070    96,966
  11          121,667        556,042  579,280    613,403  56,042   79,280   113,403
  12          136,314        560,727  588,611    631,222  60,727   88,611   131,222
  13          151,694        565,027  598,016    650,506  65,027   98,016   150,506
  14          167,843        568,884  607,429    671,333  68,884  107,429   171,333
  15          184,799        572,229  616,773    693,776  72,229  116,773   193,776
  16          202,603        574,988  625,959    717,911  74,989  125,959   217,911
  17          221,297        577,046  634,851    743,771  77,046  134,851   243,771
  18          240,926        578,370  643,390    771,484  78,370  143,390   271,484
  19          261,536        578,836  651,419    801,087  78,836  151,419   301,087
  20          283,177        578,330  658,787    832,635  78,330  158,787   332,635
  25          408,735        555,906  678,283  1,020,173  55,906  178,283   520,173
  30          568,983             **  635,780  1,246,747      **  135,780   746,747
  35          773,504             **       **  1,480,406      **       **   980,406

----------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
**   Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                         VARIABLE ESTATE PROTECTION PLUS

                 REVISED ILLUSTRATION OF DEATH BENEFITS, ACCOUNT
               VALUES, SURRENDER VALUES AND ACCUMULATED PREMIUMS

     The following tables on pages 52 TO 59 of this Supplement replace the illustration in the John Hancock Variable Life Insurance Company Variable Estate Protection Plus Product Prospectus.

     The assumptions used for the revised illustration are the same as those described on page 24 of the Variable Estate Protection Plus Product Prospectus, except for the following:

     . The third and fourth sentences of the first paragraph are changed to read as follows:

          "The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After the deduction of average fees and expenses at the Series Fund level (as described below) the corresponding net annual rates of return would be -0.87%, 5.08% and 11.03%."

     . The first sentence of the third paragraph is changed to read as follows:

          "With respect to fees and expenses deducted from assets of the Series Funds, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.75%, and
          (2) an assumed average asset charge for all other operating expenses of the Series Funds equivalent to an effective annual rate of 0.12%."

PLAN: VARIABLE ESTATE PROTECTION PLUS (FLEXIBLE PREMIUM VARIABLE LIFE
         SURVIVORSHIP)
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES

                                    Death Benefit               Surrender Value
                             ---------------------------  ---------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ---------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -----------
   1            8,564        500,000  500,000    500,000    4,281    4,564       4,848
   2           17,556        500,000  500,000    500,000    9,680   10,583      11,520
   3           26,998        500,000  500,000    500,000   14,989   16,856      18,869
   4           36,912        500,000  500,000    500,000   20,327   23,518      27,089
   5           47,322        500,000  500,000    500,000   25,574   30,459      36,141
   6           58,252        500,000  500,000    500,000   31,793   38,799      47,259
   7           69,728        500,000  500,000    500,000   37,904   47,488      59,501
   8           81,779        500,000  500,000    500,000   43,906   56,539      72,978
   9           94,432        500,000  500,000    500,000   49,798   65,963      87,813
  10          107,717        500,000  500,000    500,000   55,578   75,773     104,140
  11          121,667        500,000  500,000    500,000   61,890   86,663     122,824
  12          136,314        500,000  500,000    500,000   68,070   97,991     143,381
  13          151,694        500,000  500,000    500,000   74,114  109,768     165,998
  14          167,843        500,000  500,000    500,000   80,013  122,004     190,879
  15          184,799        500,000  500,000    500,000   85,756  134,709     218,250
  16          202,603        500,000  500,000    500,000   91,977  148,938     250,115
  17          221,297        500,000  500,000    500,000   98,046  163,801     285,429
  18          240,926        500,000  500,000    500,000  103,941  179,317     324,574
  19          261,536        500,000  500,000    500,000  109,637  195,503     367,989
  20          283,177        500,000  500,000    500,000  115,102  212,378     416,172
  25          408,735        500,000  500,000    787,517  139,036  309,608     750,016
  30          568,983        500,000  500,000  1,373,949  150,512  431,575   1,308,523
  35          773,504        500,000  619,841  2,347,498  137,191  590,325   2,235,713

----------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE ESTATE PROTECTION PLUS (FLEXIBLE PREMIUM VARIABLE LIFE
         SURVIVORSHIP)
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES

                                    Death Benefit               Surrender Value
                             ---------------------------  ---------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ---------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -----------
   1            8,564        504,281  504,564    504,848    4,281    4,564       4,848
   2           17,556        509,679  510,582    511,519    9,679   10,582      11,519
   3           26,998        514,987  516,854    518,867   14,987   16,854      18,867
   4           36,912        520,324  523,514    527,085   20,324   23,514      27,085
   5           47,322        525,570  530,453    536,133   25,570   30,453      36,133
   6           58,252        531,786  538,790    547,248   31,786   38,790      47,248
   7           69,728        537,894  547,474    559,483   37,894   47,474      59,483
   8           81,779        543,891  556,518    572,950   43,891   56,518      72,950
   9           94,432        549,777  565,933    587,771   49,777   65,933      87,771
  10          107,717        555,547  575,729    604,076   55,547   75,729     104,076
  11          121,667        561,850  586,604    622,734   61,850   86,604     122,734
  12          136,314        568,017  597,908    643,252   68,017   97,908     143,252
  13          151,694        574,039  609,648    665,806   74,039  109,648     165,806
  14          167,843        579,906  621,829    690,588   79,906  121,829     190,588
  15          184,799        585,603  634,452    717,807   85,603  134,452     217,807
  16          202,603        591,756  648,556    749,437   91,756  148,556     249,437
  17          221,297        597,730  663,237    784,394   97,730  163,237     284,394
  18          240,926        603,492  678,491    823,004  103,492  178,491     323,004
  19          261,536        609,007  694,306    865,626  109,007  194,306     365,626
  20          283,177        614,227  710,659    912,645  114,227  210,659     412,645
  25          408,735        635,324  800,849  1,231,924  135,324  300,849     731,924
  30          568,983        638,657  896,689  1,746,162  138,657  396,689   1,246,162
  35          773,504        607,306  979,346  2,564,352  107,306  479,346   2,064,352

----------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE ESTATE PROTECTION PLUS (FLEXIBLE PREMIUM VARIABLE LIFE
         SURVIVORSHIP)
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES

                                    Death Benefit              Surrender Value
                             ---------------------------  --------------------------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  --------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  -----------
   1            8,564        500,000  500,000    500,000   4,127    4,405       4,684
   2           17,556        500,000  500,000    500,000   9,347   10,229      11,145
   3           26,998        500,000  500,000    500,000  14,429   16,247      18,207
   4           36,912        500,000  500,000    500,000  19,486   22,581      26,047
   5           47,322        500,000  500,000    500,000  24,387   29,108      34,604
   6           58,252        500,000  500,000    500,000  30,185   36,933      45,091
   7           69,728        500,000  500,000    500,000  35,786   44,987      56,538
   8           81,779        500,000  500,000    500,000  41,178   53,265      69,028
   9           94,432        500,000  500,000    500,000  46,347   61,761      82,654
  10          107,717        500,000  500,000    500,000  51,273   70,464      97,514
  11          121,667        500,000  500,000    500,000  56,416   79,869     114,258
  12          136,314        500,000  500,000    500,000  61,260   89,471     132,522
  13          151,694        500,000  500,000    500,000  65,770   99,246     152,445
  14          167,843        500,000  500,000    500,000  69,898  109,161     174,177
  15          184,799        500,000  500,000    500,000  73,592  119,176     197,892
  16          202,603        500,000  500,000    500,000  76,795  129,251     223,795
  17          221,297        500,000  500,000    500,000  79,412  139,317     252,107
  18          240,926        500,000  500,000    500,000  81,419  149,367     283,147
  19          261,536        500,000  500,000    500,000  82,713  159,332     317,249
  20          283,177        500,000  500,000    500,000  83,196  169,154     354,836
  25          408,735        500,000  500,000    643,002  68,440  213,575     612,383
  30          568,983             **  500,000  1,075,999      **  236,258   1,024,761
  35          773,504             **  500,000  1,748,261      **  200,514   1,665,010

----------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
**   Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE ESTATE PROTECTION PLUS (FLEXIBLE PREMIUM VARIABLE LIFE
         SURVIVORSHIP)
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES

                                    Death Benefit             Surrender Value
                             ---------------------------  ------------------------
                                Assuming hypothetical      Assuming hypothetical
End of    Planned Premiums     gross annual return of      gross annual return of
Policy     accumulated at    ---------------------------  ------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%        12%
-------  ------------------  -------  -------  ---------  ------  -------  ---------
   1            8,564        504,127  504,405    504,684   4,127    4,405     4,684
   2           17,556        509,345  510,228    511,144   9,345   10,228    11,144
   3           26,998        514,425  516,242    518,202  14,425   16,242    18,202
   4           36,912        519,476  522,568    526,032  19,476   22,568    26,032
   5           47,322        524,365  529,081    534,571  24,365   29,081    34,571
   6           58,252        530,143  536,881    545,026  30,143   36,881    45,026
   7           69,728        535,714  544,894    556,418  35,714   44,894    56,418
   8           81,779        541,061  553,109    568,819  41,061   53,109    68,819
   9           94,432        546,166  561,510    582,306  46,166   61,510    82,306
  10          107,717        551,004  570,077    596,958  51,004   70,077    96,958
  11          121,667        556,027  579,290    613,394  56,027   79,290   113,394
  12          136,314        560,710  588,624    631,211  60,710   88,624   131,211
  13          151,694        565,008  598,032    650,494  65,008   98,032   150,494
  14          167,843        568,862  607,449    671,319  68,862  107,449   171,319
  15          184,799        572,204  616,796    693,761  72,204  116,796   193,761
  16          202,603        574,960  625,986    717,893  74,960  125,986   217,893
  17          221,297        577,013  634,882    743,750  77,013  134,882   243,750
  18          240,926        578,333  643,425    771,459  78,333  143,425   271,459
  19          261,536        578,793  651,458    801,058  78,793  151,458   301,058
  20          283,177        578,282  658,829    832,601  78,282  158,829   332,601
  25          408,735        555,815  678,331  1,020,088  55,815  178,331   520,088
  30          568,983             **  635,785  1,246,535      **  135,785   746,535
  35          773,504             **       **  1,479,900      **       **   979,900

----------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
**   Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE ESTATE PROTECTION PLUS (FLEXIBLE PREMIUM VARIABLE LIFE
         SURVIVORSHIP)
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES

                                    Death Benefit               Surrender Value
                             ---------------------------  ---------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ---------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -----------
   1            8,564        500,000  500,000    500,000    4,281    4,564       4,848
   2           17,556        500,000  500,000    500,000    9,680   10,583      11,520
   3           26,998        500,000  500,000    500,000   14,989   16,856      18,869
   4           36,912        500,000  500,000    500,000   20,327   23,518      27,089
   5           47,322        500,000  500,000    500,000   25,574   30,459      36,141
   6           58,252        500,000  500,000    500,000   31,793   38,799      47,259
   7           69,728        500,000  500,000    500,000   37,904   47,488      59,501
   8           81,779        500,000  500,000    500,000   43,906   56,539      72,978
   9           94,432        500,000  500,000    500,000   49,798   65,963      87,813
  10          107,717        500,000  500,000    500,000   55,578   75,773     104,140
  11          121,667        500,000  500,000    500,000   61,890   86,663     122,824
  12          136,314        500,000  500,000    500,000   68,070   97,991     143,381
  13          151,694        500,000  500,000    500,000   74,114  109,768     165,998
  14          167,843        500,000  500,000    500,000   80,013  122,004     190,879
  15          184,799        500,000  500,000    500,000   85,756  134,709     218,250
  16          202,603        500,000  500,000    500,000   91,977  148,938     250,115
  17          221,297        500,000  500,000    530,818   98,046  163,801     285,407
  18          240,926        500,000  500,000    584,453  103,941  179,317     324,450
  19          261,536        500,000  500,000    641,911  109,637  195,503     367,622
  20          283,177        500,000  500,000    703,564  115,102  212,378     415,331
  25          408,735        500,000  500,000  1,094,092  139,036  309,608     740,896
  30          568,983        500,000  568,717  1,679,424  150,512  429,497   1,268,309
  35          773,504        500,000  698,400  2,572,942  137,191  572,333   2,108,504

----------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE ESTATE PROTECTION PLUS (FLEXIBLE PREMIUM VARIABLE LIFE
         SURVIVORSHIP)
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES

                                    Death Benefit               Surrender Value
                             ---------------------------  ---------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ---------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -----------
   1            8,564        504,281  504,564    504,848    4,281    4,564       4,848
   2           17,556        509,679  510,582    511,519    9,679   10,582      11,519
   3           26,998        514,987  516,854    518,867   14,987   16,854      18,867
   4           36,912        520,324  523,514    527,085   20,324   23,514      27,085
   5           47,322        525,570  530,453    536,133   25,570   30,453      36,133
   6           58,252        531,786  538,790    547,248   31,786   38,790      47,248
   7           69,728        537,894  547,474    559,483   37,894   47,474      59,483
   8           81,779        543,891  556,518    572,950   43,891   56,518      72,950
   9           94,432        549,777  565,933    587,771   49,777   65,933      87,771
  10          107,717        555,547  575,729    604,076   55,547   75,729     104,076
  11          121,667        561,850  586,604    622,734   61,850   86,604     122,734
  12          136,314        568,017  597,908    643,252   68,017   97,908     143,252
  13          151,694        574,039  609,648    665,806   74,039  109,648     165,806
  14          167,843        579,906  621,829    690,588   79,906  121,829     190,588
  15          184,799        585,603  634,452    717,807   85,603  134,452     217,807
  16          202,603        591,756  648,556    749,437   91,756  148,556     249,437
  17          221,297        597,730  663,237    784,394   97,730  163,237     284,394
  18          240,926        603,492  678,491    823,004  103,492  178,491     323,004
  19          261,536        609,007  694,306    865,626  109,007  194,306     365,626
  20          283,177        614,227  710,659    912,645  114,227  210,659     412,645
  25          408,735        635,324  800,849  1,231,924  135,324  300,849     731,924
  30          568,983        638,657  896,689  1,746,162  138,657  396,689   1,246,162
  35          773,504        607,306  979,346  2,564,352  107,306  479,346   2,064,352

----------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE ESTATE PROTECTION PLUS (FLEXIBLE PREMIUM VARIABLE LIFE
         SURVIVORSHIP)
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES

                                    Death Benefit              Surrender Value
                             ---------------------------  --------------------------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  --------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  -----------
   1            8,564        500,000  500,000    500,000   4,127    4,405       4,684
   2           17,556        500,000  500,000    500,000   9,347   10,229      11,145
   3           26,998        500,000  500,000    500,000  14,429   16,247      18,207
   4           36,912        500,000  500,000    500,000  19,486   22,581      26,047
   5           47,322        500,000  500,000    500,000  24,387   29,108      34,604
   6           58,252        500,000  500,000    500,000  30,185   36,933      45,091
   7           69,728        500,000  500,000    500,000  35,786   44,987      56,538
   8           81,779        500,000  500,000    500,000  41,178   53,265      69,028
   9           94,432        500,000  500,000    500,000  46,347   61,761      82,654
  10          107,717        500,000  500,000    500,000  51,273   70,464      97,514
  11          121,667        500,000  500,000    500,000  56,416   79,869     114,258
  12          136,314        500,000  500,000    500,000  61,260   89,471     132,522
  13          151,694        500,000  500,000    500,000  65,770   99,246     152,445
  14          167,843        500,000  500,000    500,000  69,898  109,161     174,177
  15          184,799        500,000  500,000    500,000  73,592  119,176     197,892
  16          202,603        500,000  500,000    500,000  76,795  129,251     223,795
  17          221,297        500,000  500,000    500,000  79,412  139,317     252,107
  18          240,926        500,000  500,000    509,930  81,419  149,367     283,080
  19          261,536        500,000  500,000    552,945  82,713  159,332     316,671
  20          283,177        500,000  500,000    598,001  83,196  169,154     353,014
  25          408,735        500,000  500,000    859,652  68,440  213,575     582,138
  30          568,983             **  500,000  1,195,998      **  236,258     903,223
  35          773,504             **  500,000  1,632,765      **  200,514   1,338,037

----------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
**   Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE ESTATE PROTECTION PLUS (FLEXIBLE PREMIUM VARIABLE LIFE
         SURVIVORSHIP)
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES

                                    Death Benefit             Surrender Value
                             ---------------------------  ------------------------
                                Assuming hypothetical      Assuming hypothetical
End of    Planned Premiums     gross annual return of      gross annual return of
Policy     accumulated at    ---------------------------  ------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%        12%
-------  ------------------  -------  -------  ---------  ------  -------  ---------
   1            8,564        504,127  504,405    504,684   4,127    4,405     4,684
   2           17,556        509,345  510,228    511,144   9,345   10,228    11,144
   3           26,998        514,425  516,242    518,202  14,425   16,242    18,202
   4           36,912        519,476  522,568    526,032  19,476   22,568    26,032
   5           47,322        524,365  529,081    534,571  24,365   29,081    34,571
   6           58,252        530,143  536,881    545,026  30,143   36,881    45,026
   7           69,728        535,714  544,894    556,418  35,714   44,894    56,418
   8           81,779        541,061  553,109    568,819  41,061   53,109    68,819
   9           94,432        546,166  561,510    582,306  46,166   61,510    82,306
  10          107,717        551,004  570,077    596,958  51,004   70,077    96,958
  11          121,667        556,027  579,290    613,394  56,027   79,290   113,394
  12          136,314        560,710  588,624    631,211  60,710   88,624   131,211
  13          151,694        565,008  598,032    650,494  65,008   98,032   150,494
  14          167,843        568,862  607,449    671,319  68,862  107,449   171,319
  15          184,799        572,204  616,796    693,761  72,204  116,796   193,761
  16          202,603        574,960  625,986    717,893  74,960  125,986   217,893
  17          221,297        577,013  634,882    743,750  77,013  134,882   243,750
  18          240,926        578,333  643,425    771,459  78,333  143,425   271,459
  19          261,536        578,793  651,458    801,058  78,793  151,458   301,058
  20          283,177        578,282  658,829    832,601  78,282  158,829   332,601
  25          408,735        555,815  678,331  1,020,088  55,815  178,331   520,088
  30          568,983             **  635,785  1,246,535      **  135,785   746,535
  35          773,504             **       **  1,479,900      **       **   979,900

-----------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
**   Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                         VARIABLE ESTATE PROTECTION EDGE

                 REVISED ILLUSTRATION OF DEATH BENEFITS, ACCOUNT
               VALUES, SURRENDER VALUES AND ACCUMULATED PREMIUMS

     The following tables on pages 62 TO 69 of this Supplement replace the illustration in the John Hancock Variable Life Insurance Company Variable Estate Protection Edge Product Prospectus.

     The assumptions used for the revised illustrations are the same as those described on page 25 of the Variable Estate Protection Edge Product Prospectus, except for the following:

     . The third and fourth sentences of the first paragraph are changed to read as follows:

          "The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After the deduction of average fees and expenses at the Series Fund level (as described below) the corresponding net annual rates of return would be -0.87%, 5.08% and 11.03%."

     . The first sentence of the third paragraph is changed to read as follows:

          "With respect to fees and expenses deducted from assets of the Series Funds, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.75%, and
          (2) an assumed average asset charge for all other operating expenses of the Series Funds equivalent to an effective annual rate of 0.12%."

PLAN: VARIABLE ESTATE PROTECTION EDGE (FLEXIBLE PREMIUM VARIABLE LIFE
         SURVIVORSHIP)
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      PLANNED PREMIUM: $8,564*
      USING CURRENT CHARGES

                                    Death Benefit               Surrender Value
                             ---------------------------  ---------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ---------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -----------
   1            8,992        500,000  500,000    500,000        0        0           0
   2           18,434        500,000  500,000    500,000    2,764    3,880       5,044
   3           28,348        500,000  500,000    500,000    8,547   10,734      13,108
   4           38,758        500,000  500,000    500,000   14,228   17,839      21,918
   5           49,688        500,000  500,000    500,000   22,088   27,559      33,972
   6           61,164        500,000  500,000    500,000   29,686   37,631      47,167
   7           73,215        500,000  500,000    500,000   37,144   48,134      61,680
   8           85,868        500,000  500,000    500,000   44,453   59,088      77,655
   9           99,153        500,000  500,000    500,000   51,601   70,514      95,247
  10          113,103        500,000  500,000    500,000   58,579   82,434     114,631
  11          127,750        500,000  500,000    500,000   66,157   95,601     136,886
  12          143,130        500,000  500,000    500,000   73,774  109,411     161,511
  13          159,279        500,000  500,000    500,000   81,177  123,766     188,648
  14          176,235        500,000  500,000    500,000   88,453  138,790     218,677
  15          194,039        500,000  500,000    500,000   95,608  154,526     251,926
  16          212,733        500,000  500,000    500,000  101,980  170,362     288,118
  17          232,362        500,000  500,000    500,000  108,148  186,922     328,248
  18          252,972        500,000  500,000    500,000  114,084  204,232     372,764
  19          274,613        500,000  500,000    500,000  119,758  222,318     422,176
  20          297,336        500,000  500,000    548,561  125,135  241,212     477,009
  25          429,172        500,000  500,000    899,588  148,526  350,136     856,751
  30          597,432        500,000  514,203  1,568,914  158,386  489,717   1,494,204
  35          812,179        500,000  702,376  2,684,409  141,572  668,929   2,556,580

----------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE ESTATE PROTECTION EDGE (FLEXIBLE PREMIUM VARIABLE LIFE
         SURVIVORSHIP)
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      PLANNED PREMIUM: $8,564*
      USING CURRENT CHARGES

                                     Death Benefit                Surrender Value
                             -----------------------------  ---------------------------
                                 Assuming hypothetical         Assuming hypothetical
End of    Planned Premiums      gross annual return of        gross annual return of
Policy     accumulated at    -----------------------------  ---------------------------
 Year    5% annual interest    0%        6%         12%       0%       6%         12%
-------  ------------------  -------  ---------  ---------  -------  -------  -----------
   1            8,992        505,422    505,812    506,202        0        0           0
   2           18,434        510,727    511,842    513,006    2,762    3,878       5,042
   3           28,348        515,907    518,093    520,466    8,542   10,728      13,101
   4           38,758        520,983    524,592    528,668   14,217   17,827      21,903
   5           49,688        528,150    533,617    540,025   22,070   27,537      33,945
   6           61,164        535,137    543,077    552,603   29,656   37,596      47,122
   7           73,215        541,979    552,963    566,493   37,098   48,082      61,612
   8           85,868        548,666    563,296    581,836   44,384   59,014      77,554
   9           99,153        555,186    574,093    598,784   51,504   70,411      95,101
  10          113,103        561,526    585,376    617,506   58,443   82,293     114,423
  11          127,750        568,470    597,905    639,095   65,987   95,421     136,611
  12          143,130        575,361    610,978    662,940   73,563  109,179     161,142
  13          159,279        582,110    624,664    689,349   80,911  123,465     188,150
  14          176,235        588,717    639,000    718,609   88,117  138,400     218,009
  15          194,039        595,188    654,030    751,044   95,188  154,030     251,044
  16          212,733        601,443    669,713    786,921  101,443  169,713     286,921
  17          232,362        607,450    686,054    826,592  107,450  186,054     326,592
  18          252,972        613,169    703,052    870,438  113,169  203,052     370,438
  19          274,613        618,555    720,700    918,875  118,555  220,700     418,875
  20          297,336        623,552    738,983    972,357  123,552  238,983     472,357
  25          429,172        643,310    839,778  1,336,836  143,310  339,778     836,836
  30          597,432        643,079    949,401  1,928,857  143,079  449,401   1,428,857
  35          812,179        604,038  1,049,900  2,881,282  104,038  549,900   2,381,282

----------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE ESTATE PROTECTION EDGE (FLEXIBLE PREMIUM VARIABLE LIFE
         SURVIVORSHIP)
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      PLANNED PREMIUM: $8,564*
      USING MAXIMUM CHARGES

                                    Death Benefit              Surrender Value
                             ---------------------------  --------------------------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  --------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  -----------
   1            8,992        500,000  500,000    500,000       0        0           0
   2           18,434        500,000  500,000    500,000   2,693    3,804       4,964
   3           28,348        500,000  500,000    500,000   8,442   10,618      12,981
   4           38,758        500,000  500,000    500,000  14,059   17,653      21,710
   5           49,688        500,000  500,000    500,000  21,791   27,229      33,606
   6           61,164        500,000  500,000    500,000  29,182   37,076      46,548
   7           73,215        500,000  500,000    500,000  36,347   47,256      60,696
   8           85,868        500,000  500,000    500,000  43,262   57,775      76,174
   9           99,153        500,000  500,000    500,000  49,906   68,638      93,117
  10          113,103        500,000  500,000    500,000  56,248   79,847     111,673
  11          127,750        500,000  500,000    500,000  62,253   91,401     132,006
  12          143,130        500,000  500,000    500,000  67,963  103,382     154,389
  13          159,279        500,000  500,000    500,000  73,157  115,610     178,858
  14          176,235        500,000  500,000    500,000  77,857  128,156     205,731
  15          194,039        500,000  500,000    500,000  81,991  141,001     235,279
  16          212,733        500,000  500,000    500,000  84,880  153,530     267,223
  17          232,362        500,000  500,000    500,000  87,006  166,301     302,525
  18          252,972        500,000  500,000    500,000  88,316  179,338     341,664
  19          274,613        500,000  500,000    500,000  88,674  192,611     385,177
  20          297,336        500,000  500,000    500,000  87,947  206,109     433,728
  25          429,172        500,000  500,000    805,366  60,717  276,467     767,016
  30          597,432             **  500,000  1,385,718      **  352,588   1,319,731
  35          812,179             **  500,000  2,326,099      **  450,626   2,215,332

     ----------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
**   Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE ESTATE PROTECTION EDGE (FLEXIBLE PREMIUM VARIABLE LIFE
         SURVIVORSHIP)
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      PLANNED PREMIUM: $8,564*
      USING MAXIMUM CHARGES

                                    Death Benefit              Surrender Value
                             ---------------------------  --------------------------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  --------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  -----------
   1            8,992        505,386  505,775    506,164       0        0           0
   2           18,434        510,656  511,767    512,927   2,692    3,802       4,962
   3           28,348        515,802  517,978    520,340   8,437   10,613      12,975
   4           38,758        520,813  524,404    528,459  14,047   17,638      21,694
   5           49,688        527,847  533,279    539,650  21,766   27,199      33,569
   6           61,164        534,619  542,498    551,955  29,138   37,017      46,474
   7           73,215        541,152  552,030    565,439  36,270   47,149      60,558
   8           85,868        547,421  561,876    580,213  43,139   57,594      75,931
   9           99,153        553,398  572,028    596,394  49,716   68,346      92,711
  10          113,103        559,049  582,477    614,103  55,966   79,394     111,020
  11          127,750        564,332  593,203    633,472  61,848   90,719     130,988
  12          143,130        569,199  604,180    654,638  67,401  102,382     152,840
  13          159,279        573,591  615,372    677,743  72,392  114,173     176,544
  14          176,235        577,433  626,723    702,930  76,833  126,124     202,330
  15          194,039        580,639  638,168    730,345  80,639  138,168     230,345
  16          212,733        583,115  649,628    760,147  83,115  149,628     260,147
  17          232,362        584,725  660,979    792,463  84,725  160,979     292,463
  18          252,972        585,409  672,175    827,523  85,409  172,175     327,523
  19          274,613        585,016  683,071    865,486  85,016  183,071     365,486
  20          297,336        583,400  693,525    906,536  83,400  193,525     406,536
  25          429,172        549,850  731,737  1,164,010  49,850  231,737     664,010
  30          597,432             **  714,841  1,520,089      **  214,841   1,020,089
  35          812,179             **  576,808  1,988,602      **   76,808   1,488,602

----------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
**   Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE ESTATE PROTECTION EDGE (FLEXIBLE PREMIUM VARIABLE LIFE
         SURVIVORSHIP)
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      PLANNED PREMIUM: $8,564*
      USING CURRENT CHARGES

                                    Death Benefit               Surrender Value
                             ---------------------------  ---------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ---------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -----------
   1            8,992        500,000  500,000    500,000        0        0           0
   2           18,434        500,000  500,000    500,000    2,764    3,880       5,044
   3           28,348        500,000  500,000    500,000    8,547   10,734      13,108
   4           38,758        500,000  500,000    500,000   14,228   17,839      21,918
   5           49,688        500,000  500,000    500,000   22,088   27,559      33,972
   6           61,164        500,000  500,000    500,000   29,685   37,631      47,167
   7           73,215        500,000  500,000    500,000   37,143   48,134      61,680
   8           85,868        500,000  500,000    500,000   44,452   59,088      77,655
   9           99,153        500,000  500,000    500,000   51,600   70,514      95,247
  10          113,103        500,000  500,000    500,000   58,578   82,434     114,631
  11          127,750        500,000  500,000    500,000   66,156   95,601     136,886
  12          143,130        500,000  500,000    500,000   73,773  109,411     161,511
  13          159,279        500,000  500,000    500,000   81,176  123,766     188,648
  14          176,235        500,000  500,000    500,000   88,451  138,790     218,677
  15          194,039        500,000  500,000    500,597   95,606  154,527     251,924
  16          212,733        500,000  500,000    553,596  101,979  170,362     288,081
  17          232,362        500,000  500,000    610,228  108,146  186,922     328,104
  18          252,972        500,000  500,000    670,803  114,082  204,232     372,386
  19          274,613        500,000  500,000    735,740  119,756  222,318     421,358
  20          297,336        500,000  500,000    805,470  125,133  241,212     475,488
  25          429,172        500,000  516,857  1,248,225  148,524  350,004     845,272
  30          597,432        500,000  640,059  1,914,868  158,384  483,376   1,446,118
  35          812,179        500,000  784,217  2,936,752  141,572  642,659   2,406,643

----------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE ESTATE PROTECTION EDGE (FLEXIBLE PREMIUM VARIABLE LIFE
         SURVIVORSHIP)
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      PLANNED PREMIUM: $8,564*
      USING CURRENT CHARGES

                                     Death Benefit                Surrender Value
                             -----------------------------  ---------------------------
                                 Assuming hypothetical         Assuming hypothetical
End of    Planned Premiums      gross annual return of        gross annual return of
Policy     accumulated at    -----------------------------  ---------------------------
 Year    5% annual interest    0%        6%         12%       0%       6%         12%
-------  ------------------  -------  ---------  ---------  -------  -------  -----------
   1            8,992        505,422    505,812    506,202        0        0           0
   2           18,434        510,727    511,842    513,006    2,762    3,878       5,042
   3           28,348        515,907    518,093    520,466    8,542   10,728      13,101
   4           38,758        520,983    524,592    528,668   14,217   17,827      21,903
   5           49,688        528,150    533,617    540,025   22,070   27,537      33,945
   6           61,164        535,137    543,077    552,603   29,656   37,596      47,122
   7           73,215        541,979    552,963    566,493   37,098   48,082      61,612
   8           85,868        548,666    563,296    581,836   44,384   59,014      77,554
   9           99,153        555,186    574,093    598,784   51,504   70,411      95,101
  10          113,103        561,526    585,376    617,506   58,443   82,293     114,423
  11          127,750        568,470    597,905    639,095   65,987   95,421     136,611
  12          143,130        575,361    610,978    662,940   73,563  109,179     161,142
  13          159,279        582,110    624,664    689,349   80,911  123,465     188,150
  14          176,235        588,717    639,000    718,609   88,117  138,400     218,009
  15          194,039        595,188    654,030    751,044   95,188  154,030     251,044
  16          212,733        601,443    669,713    786,921  101,443  169,713     286,921
  17          232,362        607,450    686,054    826,592  107,450  186,054     326,592
  18          252,972        613,169    703,052    870,438  113,169  203,052     370,438
  19          274,613        618,556    720,700    918,875  118,556  220,700     418,875
  20          297,336        623,555    738,983    972,357  123,555  238,983     472,357
  25          429,172        643,335    839,778  1,336,836  143,335  339,778     836,836
  30          597,432        643,216    949,400  1,928,857  143,216  449,400   1,428,857
  35          812,179        604,570  1,049,898  2,902,148  104,570  549,898   2,378,285

----------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE ESTATE PROTECTION EDGE (FLEXIBLE PREMIUM VARIABLE LIFE
         SURVIVORSHIP)
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      PLANNED PREMIUM: $8,564*
      USING MAXIMUM CHARGES

                                    Death Benefit              Surrender Value
                             ---------------------------  --------------------------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  --------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  -----------
   1            8,992        500,000  500,000    500,000       0        0           0
   2           18,434        500,000  500,000    500,000   2,693    3,804       4,964
   3           28,348        500,000  500,000    500,000   8,442   10,618      12,981
   4           38,758        500,000  500,000    500,000  14,059   17,653      21,710
   5           49,688        500,000  500,000    500,000  21,791   27,229      33,606
   6           61,164        500,000  500,000    500,000  29,182   37,076      46,548
   7           73,215        500,000  500,000    500,000  36,347   47,256      60,696
   8           85,868        500,000  500,000    500,000  43,262   57,775      76,174
   9           99,153        500,000  500,000    500,000  49,906   68,638      93,117
  10          113,103        500,000  500,000    500,000  56,248   79,847     111,673
  11          127,750        500,000  500,000    500,000  62,253   91,401     132,006
  12          143,130        500,000  500,000    500,000  67,963  103,382     154,389
  13          159,279        500,000  500,000    500,000  73,157  115,610     178,858
  14          176,235        500,000  500,000    500,000  77,857  128,156     205,731
  15          194,039        500,000  500,000    500,000  81,991  141,001     235,279
  16          212,733        500,000  500,000    513,403  84,880  153,530     267,165
  17          232,362        500,000  500,000    561,766  87,006  166,301     302,046
  18          252,972        500,000  500,000    612,770  88,316  179,338     340,170
  19          274,613        500,000  500,000    666,619  88,674  192,611     381,772
  20          297,336        500,000  500,000    723,527  87,947  206,109     427,115
  25          429,172        500,000  500,000  1,062,408  60,717  276,467     719,440
  30          597,432             **  500,000  1,518,361      **  352,588   1,146,673
  35          812,179             **  538,084  2,137,558      **  440,955   1,751,711

----------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
**   Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE ESTATE PROTECTION EDGE (FLEXIBLE PREMIUM VARIABLE LIFE
         SURVIVORSHIP)
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      PLANNED PREMIUM: $8,564*
      USING MAXIMUM CHARGES

                                    Death Benefit              Surrender Value
                             ---------------------------  --------------------------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  --------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  -----------
   1            8,992        505,386  505,775    506,164       0        0           0
   2           18,434        510,656  511,767    512,927   2,692    3,802       4,962
   3           28,348        515,802  517,978    520,340   8,437   10,613      12,975
   4           38,758        520,813  524,404    528,459  14,047   17,638      21,694
   5           49,688        527,847  533,279    539,650  21,766   27,199      33,569
   6           61,164        534,619  542,498    551,955  29,138   37,017      46,474
   7           73,215        541,152  552,030    565,439  36,270   47,149      60,558
   8           85,868        547,421  561,876    580,213  43,139   57,594      75,931
   9           99,153        553,398  572,028    596,394  49,716   68,346      92,711
  10          113,103        559,049  582,477    614,103  55,966   79,394     111,020
  11          127,750        564,332  593,203    633,472  61,848   90,719     130,988
  12          143,130        569,199  604,180    654,638  67,401  102,382     152,840
  13          159,279        573,591  615,372    677,743  72,392  114,173     176,544
  14          176,235        577,433  626,723    702,930  76,833  126,124     202,330
  15          194,039        580,639  638,168    730,345  80,639  138,168     230,345
  16          212,733        583,115  649,628    760,147  83,115  149,628     260,147
  17          232,362        584,725  660,979    792,463  84,725  160,979     292,463
  18          252,972        585,413  672,175    827,523  85,413  172,175     327,523
  19          274,613        585,029  683,071    865,486  85,029  183,071     365,486
  20          297,336        583,434  693,525    906,536  83,434  193,525     406,536
  25          429,172        550,451  731,731  1,164,010  50,451  231,731     664,010
  30          597,432             **  714,800  1,520,090      **  214,800   1,020,090
  35          812,179             **  576,757  1,988,605      **   76,757   1,488,605

----------

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
**   Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                                     FLEX-V2

                 REVISED ILLUSTRATION OF DEATH BENEFITS, ACCOUNT
               VALUES, SURRENDER VALUES AND ACCUMULATED PREMIUMS

     The following tables on pages 73 TO 77 of this Supplement replace the illustration in the John Hancock Variable Life Insurance Company Flex-V2 Product Prospectus.

     The assumptions used for the revised illustrations are the same as those described on page 23 of the Flex-V2 Product Prospectus, except for the following:

     . The third and fourth sentences of the first paragraph are changed to read as follows:

          "The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After the deduction of average fees and expenses at the Series Fund level (as described below) the corresponding net annual rates of return would be -0.83%, 5.12% and 11.07%."

     . The first sentence of the third paragraph is changed to read as follows:

          "With respect to fees and expenses deducted from assets of the Series Funds, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.72%, and
          (2) an assumed average asset charge for all other operating expenses of the Series Funds equivalent to an effective annual rate of 0.11%."

FLEX-V2

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000
$900 BASE POLICY PREMIUM (1)

                               Death Benefit(3)               Account Value(3)              Surrender Value(3)
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000   100,000    100,000      299        331        364        0          0           0
   2          1,937      100,000   100,000    100,000      824        915      1,010      254        345         440
   3          2,979      100,000   100,000    100,000    1,332      1,515      1,714      627        810       1,009
   4          4,073      100,000   100,000    100,000    1,822      2,131      2,480      982      1,291       1,640
   5          5,222      100,000   100,000    100,000    2,291      2,762      3,313    1,616      2,087       2,638
   6          6,428      100,000   100,000    100,000    2,741      3,408      4,219    1,931      2,598       3,409
   7          7,694      100,000   100,000    100,000    3,169      4,066      5,203    2,359      3,256       4,393
   8          9,024      100,000   100,000    100,000    3,573      4,738      6,274    2,853      4,018       5,554
   9         10,420      100,000   100,000    100,000    3,953      5,421      7,438    3,323      4,791       6,808
  10         11,886      100,000   100,000    100,000    4,318      6,129      8,724    3,778      5,589       8,184
  11         13,425      100,000   100,000    100,000    4,703      6,899     10,180    4,253      6,449       9,730
  12         15,042      100,000   100,000    100,000    5,062      7,686     11,775    4,747      7,371      11,460
  13         16,739      100,000   100,000    100,000    5,395      8,489     13,523    5,215      8,309      13,343
  14         18,521      100,000   100,000    100,000    5,701      9,310     15,442    5,701      9,310      15,442
  15         20,392      100,000   100,000    100,000    5,978     10,147     17,549    5,978     10,147      17,549
  16         22,356      100,000   100,000    100,000    6,224     10,999     19,865    6,224     10,999      19,865
  17         24,419      100,000   100,000    100,000    6,430     11,859     22,408    6,430     11,859      22,408
  18         26,585      100,000   100,000    100,000    6,589     12,722     25,199    6,589     12,722      25,199
  19         28,859      100,000   100,000    100,000    6,698     13,583     28,265    6,698     13,583      28,265
  20         31,247      100,000   100,000    100,000    6,749     14,437     31,637    6,749     14,437      31,637
  25         45,102      100,000   100,000    100,000    5,918     18,415     54,531    5,918     18,415      54,531
  30         62,785      100,000   100,000    112,115    2,356     21,097     93,429    2,356     21,097      93,429
  35         85,353      100,000   100,000    181,434       **     20,176    157,769       **     20,176     157,769
  40        142,504      100,000   100,000    269,690       **     34,103    256,848       **     34,103     256,848
  45        215,445      100,000   100,000    442,108       **     23,867    421,056       **     23,867     421,056

----------

(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2)  Assumes payment of recalculated annual premium amounts of $6,200 after age
     70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $6,200 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.
**   Policy lapses unless additional premium payments are made.

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

FLEX-V2

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000
$900 BASE POLICY PREMIUM (1)

                                Death Benefit(3)               Account Value(3)              Surrender Value(3)
                         ------------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross     Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross   12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  ---------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000    100,000    100,000      275        307        338        0          0           0
   2          1,937      100,000    100,000    100,000      777        865        957        7         95         187
   3          2,979      100,000    100,000    100,000    1,261      1,438      1,630      356        533         725
   4          4,073      100,000    100,000    100,000    1,728      2,026      2,361      688        986       1,321
   5          5,222      100,000    100,000    100,000    2,175      2,627      3,156    1,000      1,452       1,981
   6          6,428      100,000    100,000    100,000    2,603      3,242      4,020    1,293      1,932       2,710
   7          7,694      100,000    100,000    100,000    3,008      3,868      4,958    1,798      2,658       3,748
   8          9,024      100,000    100,000    100,000    3,391      4,506      5,977    2,271      3,386       4,857
   9         10,420      100,000    100,000    100,000    3,749      5,153      7,084    2,819      4,223       6,154
  10         11,886      100,000    100,000    100,000    4,083      5,811      8,289    3,543      5,271       7,749
  11         13,425      100,000    100,000    100,000    4,389      6,477      9,600    3,939      6,027       9,150
  12         15,042      100,000    100,000    100,000    4,667      7,148     11,024    4,352      6,833      10,709
  13         16,739      100,000    100,000    100,000    4,914      7,825     12,576    4,734      7,645      12,396
  14         18,521      100,000    100,000    100,000    5,129      8,505     14,266    5,129      8,505      14,266
  15         20,392      100,000    100,000    100,000    5,309      9,186     16,109    5,309      9,186      16,109
  16         22,356      100,000    100,000    100,000    5,453      9,867     18,119    5,453      9,867      18,119
  17         24,419      100,000    100,000    100,000    5,554     10,540     20,311    5,554     10,540      20,311
  18         26,585      100,000    100,000    100,000    5,606     11,201     22,701    5,606     11,201      22,701
  19         28,859      100,000    100,000    100,000    5,605     11,844     25,308    5,605     11,844      25,308
  20         31,247      100,000    100,000    100,000    5,541     12,460     28,153    5,541     12,460      28,153
  25         45,102      100,000    100,000    100,000    4,066     14,889     46,979    4,066     14,889      46,979
  30         62,785      100,000    100,000    100,000       **     15,128     77,781       **     15,128      77,781
  35         85,353      100,000    100,000    148,310       **     10,143    128,965       **     10,143     128,965
  40        150,406      100,000    100,000    214,997       **     14,942    204,759       **     14,942     204,759
  45        233,433      100,000    100,000    344,577       **         **    328,169       **         **     328,169

----------

(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2)  Assumes payment of recalculated annual premium amounts of $7,296 after age
     70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,296 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.
**   Policy lapses unless additional premium payments are made.

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

FLEX-V2

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000
$900 BASE POLICY PREMIUM (1)

                               Death Benefit(3)               Account Value(3)              Surrender Value(3)
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000   100,000    100,000      299        331        364        0          0           0
   2          1,937      100,000   100,000    100,000      824        915      1,010      254        345         440
   3          2,979      100,000   100,000    100,000    1,332      1,515      1,714      627        810       1,009
   4          4,073      100,000   100,000    100,000    1,822      2,131      2,480      982      1,291       1,640
   5          5,222      100,000   100,000    100,000    2,291      2,762      3,313    1,616      2,087       2,638
   6          6,428      100,000   100,000    100,000    2,741      3,408      4,219    1,931      2,598       3,409
   7          7,694      100,000   100,000    100,000    3,169      4,066      5,203    2,359      3,256       4,393
   8          9,024      100,000   100,000    100,000    3,573      4,738      6,274    2,853      4,018       5,554
   9         10,420      100,000   100,000    100,000    3,953      5,421      7,438    3,323      4,791       6,808
  10         11,886      100,000   100,000    100,000    4,318      6,129      8,724    3,778      5,589       8,184
  11         13,425      100,000   100,000    100,000    4,703      6,899     10,180    4,253      6,449       9,730
  12         15,042      100,000   100,000    100,000    5,062      7,686     11,775    4,747      7,371      11,460
  13         16,739      100,000   100,000    100,000    5,395      8,489     13,523    5,215      8,309      13,343
  14         18,521      100,000   100,000    100,000    5,701      9,310     15,442    5,701      9,310      15,442
  15         20,392      100,000   100,000    100,000    5,978     10,147     17,549    5,978     10,147      17,549
  16         22,356      100,000   100,000    100,000    6,224     10,999     19,865    6,224     10,999      19,865
  17         24,419      100,000   100,000    100,000    6,430     11,859     22,408    6,430     11,859      22,408
  18         26,585      100,000   100,000    101,061    6,589     12,722     25,197    6,589     12,722      25,197
  19         28,859      100,000   100,000    102,434    6,698     13,583     28,255    6,698     13,583      28,255
  20         31,247      100,000   100,000    104,073    6,749     14,437     31,606    6,749     14,437      31,606
  25         45,102      100,000   100,000    117,419    5,918     18,415     53,919    5,918     18,415      53,919
  30         62,785      100,000   100,000    143,727    2,356     21,097     89,676    2,356     21,097      89,676
  35         85,353      100,000   100,000    191,832       **     20,176    147,261       **     20,176     147,261
  40        142,504      100,000   101,386    264,084       **     32,342    237,140       **     32,342     237,140
  45        215,445      100,000   100,000    406,149       **     20,721    385,350       **     20,721     385,350

----------

(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2)  Assumes payment of recalculated annual premium amounts of $6,200 after age
     70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $6,200 at 6% and $0 at 12%, subject to any maximum required to maintain the Policy's status for federal income tax purposes.

**   Policy lapses unless additional premium payments are made.

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

FLEX-V2

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000
$900 BASE POLICY PREMIUM (1)

                               Death Benefit(3)               Account Value(3)              Surrender Value(3)
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000   100,000    100,000      275        307        338        0          0           0
   2          1,937      100,000   100,000    100,000      777        865        957        7         95         187
   3          2,979      100,000   100,000    100,000    1,261      1,438      1,630      356        533         725
   4          4,073      100,000   100,000    100,000    1,728      2,026      2,361      688        986       1,321
   5          5,222      100,000   100,000    100,000    2,175      2,627      3,156    1,000      1,452       1,981
   6          6,428      100,000   100,000    100,000    2,603      3,242      4,020    1,293      1,932       2,710
   7          7,694      100,000   100,000    100,000    3,008      3,868      4,958    1,798      2,658       3,748
   8          9,024      100,000   100,000    100,000    3,391      4,506      5,977    2,271      3,386       4,857
   9         10,420      100,000   100,000    100,000    3,749      5,153      7,084    2,819      4,223       6,154
  10         11,886      100,000   100,000    100,000    4,083      5,811      8,289    3,543      5,271       7,749
  11         13,425      100,000   100,000    100,000    4,389      6,477      9,600    3,939      6,027       9,150
  12         15,042      100,000   100,000    100,000    4,667      7,148     11,024    4,352      6,833      10,709
  13         16,739      100,000   100,000    100,000    4,914      7,825     12,576    4,734      7,645      12,396
  14         18,521      100,000   100,000    100,000    5,129      8,505     14,266    5,129      8,505      14,266
  15         20,392      100,000   100,000    100,000    5,309      9,186     16,109    5,309      9,186      16,109
  16         22,356      100,000   100,000    100,000    5,453      9,867     18,119    5,453      9,867      18,119
  17         24,419      100,000   100,000    100,000    5,554     10,540     20,311    5,554     10,540      20,311
  18         26,585      100,000   100,000    100,000    5,606     11,201     22,701    5,606     11,201      22,701
  19         28,859      100,000   100,000    100,000    5,605     11,844     25,308    5,605     11,844      25,308
  20         31,247      100,000   100,000    100,619    5,541     12,460     28,152    5,541     12,460      28,152
  25         45,102      100,000   100,000    110,215    4,066     14,889     46,714    4,066     14,889      46,714
  30         62,785      100,000   100,000    129,476       **     15,128     75,424       **     15,128      75,424
  35         85,353      100,000   100,000    164,675       **     10,143    120,103       **     10,143     120,103
  40        150,406      100,000   100,000    213,685       **     13,968    186,742       **     13,968     186,742
  45        233,433      100,000   100,000    314,682       **         **    293,883       **         **     293,883

----------

(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2)  Assumes payment of recalculated annual premium amounts of $7,296 after age
     70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,296 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.
**   Policy lapses unless additional premium payments are made.

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

FLEX-V2

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000
$900 BASE POLICY PREMIUM (1)

                               Death Benefit(3)               Account Value(3)              Surrender Value(3)
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000   100,000    100,000      299        331        364        0          0           0
   2          1,937      100,000   100,000    100,000      824        915      1,010      254        345         440
   3          2,979      100,000   100,000    100,000    1,332      1,515      1,714      627        810       1,009
   4          4,073      100,000   100,000    100,000    1,822      2,131      2,480      982      1,291       1,640
   5          5,222      100,000   100,000    100,000    2,291      2,762      3,313    1,616      2,087       2,638
   6          6,428      100,000   100,000    100,000    2,741      3,408      4,219    1,931      2,598       3,409
   7          7,694      100,000   100,000    100,000    3,169      4,066      5,203    2,359      3,256       4,393
   8          9,024      100,000   100,000    100,000    3,573      4,738      6,274    2,853      4,018       5,554
   9         10,420      100,000   100,000    100,000    3,953      5,421      7,438    3,323      4,791       6,808
  10         11,886      100,000   100,000    100,000    4,318      6,129      8,724    3,778      5,589       8,184
  11         13,425      100,000   100,000    100,000    4,703      6,899     10,180    4,253      6,449       9,730
  12         15,042      100,000   100,000    100,000    5,062      7,686     11,775    4,747      7,371      11,460
  13         16,739      100,000   100,000    100,000    5,395      8,489     13,523    5,215      8,309      13,343
  14         18,521      100,000   100,000    100,000    5,701      9,310     15,442    5,701      9,310      15,442
  15         20,392      100,000   100,000    100,000    5,978     10,147     17,549    5,978     10,147      17,549
  16         22,356      100,000   100,000    100,000    6,224     10,999     19,865    6,224     10,999      19,865
  17         24,419      100,000   100,000    100,000    6,430     11,859     22,408    6,430     11,859      22,408
  18         26,585      100,000   100,000    100,000    6,589     12,722     25,199    6,589     12,722      25,199
  19         28,859      100,000   100,000    100,000    6,698     13,583     28,265    6,698     13,583      28,265
  20         31,247      100,000   100,000    100,000    6,749     14,437     31,637    6,749     14,437      31,637
  25         45,102      100,000   100,000    105,870    5,918     18,415     54,485    5,918     18,415      54,485
  30         62,785      100,000   100,000    153,970    2,356     21,097     90,464    2,356     21,097      90,464
  35         85,353      100,000   100,000    219,283       **     20,176    144,875       **     20,176     144,875
  40        142,504      100,000   100,000    301,202       **     44,947    220,048       **     44,947     220,048
  45        215,445      100,000   100,000    415,730       **     77,337    329,265       **     77,337     329,265

----------

(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2)  Assumes payment of recalculated annual premium amounts of $6,200 after age
     70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $6,200 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.
**   Policy lapses unless additional premium payments are made.

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

FLEX-V2

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000
$900 BASE POLICY PREMIUM (1)

                               Death Benefit(3)               Account Value(3)              Surrender Value(3)
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000   100,000    100,000      275        307        338        0          0           0
   2          1,937      100,000   100,000    100,000      777        865        957        7         95         187
   3          2,979      100,000   100,000    100,000    1,261      1,438      1,630      356        533         725
   4          4,073      100,000   100,000    100,000    1,728      2,026      2,361      688        986       1,321
   5          5,222      100,000   100,000    100,000    2,175      2,627      3,156    1,000      1,452       1,981
   6          6,428      100,000   100,000    100,000    2,603      3,242      4,020    1,293      1,932       2,710
   7          7,694      100,000   100,000    100,000    3,008      3,868      4,958    1,798      2,658       3,748
   8          9,024      100,000   100,000    100,000    3,391      4,506      5,977    2,271      3,386       4,857
   9         10,420      100,000   100,000    100,000    3,749      5,153      7,084    2,819      4,223       6,154
  10         11,886      100,000   100,000    100,000    4,083      5,811      8,289    3,543      5,271       7,749
  11         13,425      100,000   100,000    100,000    4,389      6,477      9,600    3,939      6,027       9,150
  12         15,042      100,000   100,000    100,000    4,667      7,148     11,024    4,352      6,833      10,709
  13         16,739      100,000   100,000    100,000    4,914      7,825     12,576    4,734      7,645      12,396
  14         18,521      100,000   100,000    100,000    5,129      8,505     14,266    5,129      8,505      14,266
  15         20,392      100,000   100,000    100,000    5,309      9,186     16,109    5,309      9,186      16,109
  16         22,356      100,000   100,000    100,000    5,453      9,867     18,119    5,453      9,867      18,119
  17         24,419      100,000   100,000    100,000    5,554     10,540     20,311    5,554     10,540      20,311
  18         26,585      100,000   100,000    100,000    5,606     11,201     22,701    5,606     11,201      22,701
  19         28,859      100,000   100,000    100,000    5,605     11,844     25,308    5,605     11,844      25,308
  20         31,247      100,000   100,000    100,000    5,541     12,460     28,153    5,541     12,460      28,153
  25         45,102      100,000   100,000    100,000    4,066     14,889     46,979    4,066     14,889      46,979
  30         62,785      100,000   100,000    130,194       **     15,128     76,495       **     15,128      76,495
  35         85,353      100,000   100,000    181,553       **     10,143    119,947       **     10,143     119,947
  40        150,406      100,000   100,000    241,649       **     31,519    176,541       **     31,519     176,541
  45        233,433      100,000   100,000    322,982       **     54,448    255,807       **     54,448     255,807

----------

(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2)  Assumes payment of recalculated annual premium amounts of $7,296 after age
     70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,296 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.
**   Policy lapses unless additional premium payments are made.

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

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                                     FLEX-V1

                 REVISED ILLUSTRATION OF DEATH BENEFITS, ACCOUNT
               VALUES, SURRENDER VALUES AND ACCUMULATED PREMIUMS

     The following tables on pages 80 TO 87 of this Supplement replace the illustration in the John Hancock Variable Life Insurance Company Flex-V1 Product Prospectus.

     The assumptions used for the revised illustration are the same as those described on page 24 of the Flex-V1 Product Prospectus, except for the following:

     . The third and fourth sentences of the first paragraph are changed to read as follows:

          "The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After the deduction of average fees and expenses at the Series Fund level (as described below) the corresponding net annual rates of return would be -0.83%, 5.12% and 11.07%."

     . The first sentence of the third paragraph is changed to read as follows:

          "With respect to fees and expenses deducted from assets of the Series Funds, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.72%, and
          (2) an assumed average asset charge for all other operating expenses of the Series Funds equivalent to an effective annual rate of 0.11%."

PLAN: FLEX-V1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE)
      MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE--LEVEL
      $1,113 BASIC PREMIUM (1)
      USING CURRENT CHARGES

                                 Death Benefit                 Surrender Value
                         -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -----------
   1          1,169      100,000   100,000     100,000      369       419          470
   2          2,396      100,000   100,000     100,000    1,020     1,165        1,316
   3          3,684      100,000   100,000     100,000    1,665     1,949        2,257
   4          5,037      100,000   100,000     100,000    2,303     2,772        3,303
   5          6,458      100,000   100,000     100,000    2,931     3,637        4,467
   6          7,949      100,000   100,000     100,000    3,547     4,544        5,762
   7          9,515      100,000   100,000     100,000    4,150     5,494        7,202
   8         11,160      100,000   100,000     100,000    4,775     6,524        8,836
   9         12,886      100,000   100,000     100,000    5,383     7,598       10,644
  10         14,699      100,000   100,000     100,000    6,047     8,789       12,714
  11         16,603      100,000   100,000     100,000    6,811    10,145       15,113
  12         18,602      100,000   100,000     100,000    7,629    11,620       17,817
  13         20,700      100,000   100,000     100,000    8,426    13,143       20,776
  14         22,904      100,000   100,000     100,000    9,200    14,714       24,017
  15         25,218      100,000   100,000     100,000    9,949    16,333       27,567
  16         27,647      100,000   100,000     102,078   10,481    17,810       31,265
  17         30,198      100,000   100,000     111,670   10,984    19,337       35,313
  18         32,877      100,000   100,000     121,743   11,458    20,915       39,739
  19         35,689      100,000   100,000     132,342   11,900    22,546       44,576
  20         38,643      100,000   100,000     143,496   12,310    24,231       49,861
  25         55,776      100,000   100,000     209,024   13,819    33,557       84,529
  30         77,644      100,000   100,000     295,201   14,150    44,583      137,867
  35        105,553      100,000   107,452     409,569   12,579    57,338      218,553
  40        141,173      100,000   115,450     558,753    8,004    69,615      336,923
  45        186,634      100,000   118,214     752,334        0    79,445      505,601
  50        244,655      100,000   120,978   1,011,990        0    89,309      747,076
  55        318,706      100,000   123,766   1,360,392        0    98,540    1,083,115

---------

(1) If premiums are paid more frequently than annually the payments would be $556.50 semiannually, $278.25 quarterly, or $92.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

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

PLAN: FLEX-V1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE)
      MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE AT ISSUE--MODIFIED
      $708 INITIAL BASIC PREMIUM AT ISSUE (1)
      USING CURRENT CHARGES

                                 Death Benefit                 Surrender Value
                         -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -----------
   1            743      100,000   100,000    100,000         0        25          53
   2          1,524      100,000   100,000    100,000       281       358         438
   3          2,344      100,000   100,000    100,000       563       710         870
   4          3,204      100,000   100,000    100,000       843     1,082       1,353
   5          4,108      100,000   100,000    100,000     1,117     1,473       1,893
   6          5,057      100,000   100,000    100,000     1,384     1,885       2,499
   7          6,053      100,000   100,000    100,000     1,642     2,316       3,176
   8          7,099      100,000   100,000    100,000     1,926     2,803       3,967
   9          8,197      100,000   100,000    100,000     2,198     3,308       4,840
  10          9,350      100,000   100,000    100,000     2,528     3,903       5,877
  11         10,561      100,000   100,000    100,000     2,963     4,635       7,132
  12         11,833      100,000   100,000    100,000     3,455     5,455       8,569
  13         13,168      100,000   100,000    100,000     3,929     6,292      10,124
  14         14,570      100,000   100,000    100,000     4,384     7,142      11,809
  15         16,042      100,000   100,000    100,000     4,816     8,005      13,634
  16         17,587      100,000   100,000    100,000     5,033     8,688      15,424
  17         19,210      100,000   100,000    100,000     5,224     9,379      17,383
  18         20,914      100,000   100,000    100,000     5,387    10,079      19,529
  19         22,703      100,000   100,000    100,000     5,520    10,785      21,882
  20         24,581      100,000   100,000    100,000     5,621    11,496      24,464
  25         35,480      100,000   100,000    103,309     5,592    15,082      41,778
  30         49,391      100,000   100,000    147,380     4,331    18,431      68,831
  35         67,144      100,000   100,000    205,704       975    20,745     109,768
  40         89,803      100,000   100,000    283,422         0    20,747     170,901
  45        118,721      100,000   100,000    386,942         0    15,218     260,042
  50        181,385      100,000   100,000    521,902    12,741    24,073     385,281
  55        280,751      100,000   100,000    700,722    27,159    49,009     557,900

---------

(1) If premiums are paid more frequently than annually the payments would be $556.50 semiannually, $278.25 quarterly, or $92.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $8,644 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

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

PLAN: FLEX-V1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE)
      MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE--LEVEL
      $1,954 BASIC PREMIUM (1)
      USING CURRENT CHARGES

                                 Death Benefit                 Surrender Value
                         -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -----------
   1          2,052      100,000   100,000    100,000     1,062     1,159       1,257
   2          4,206      100,000   100,000    100,000     2,380     2,665       2,964
   3          6,468      100,000   100,000    100,000     3,667     4,235       4,851
   4          8,843      100,000   100,000    100,000     4,923     5,870       6,939
   5         11,337      100,000   100,000    100,000     6,150     7,578       9,253
   6         13,955      100,000   100,000    100,000     7,335     9,350      11,810
   7         16,705      100,000   100,000    100,000     8,491    11,203      14,647
   8         19,592      100,000   100,000    100,000     9,673    13,194      17,851
   9         22,623      100,000   100,000    100,000    10,815    15,264      21,390
  10         25,806      100,000   100,000    100,000    12,040    17,537      25,422
  11         29,148      100,000   100,000    100,000    13,438    20,108      30,081
  12         32,657      100,000   100,000    100,000    14,931    22,903      35,333
  13         36,342      100,000   100,000    100,000    16,380    25,789      41,093
  14         40,211      100,000   100,000    105,149    17,784    28,769      47,401
  15         44,273      100,000   100,000    116,202    19,134    31,844      54,270
  16         48,538      100,000   100,000    127,897    20,081    34,667      61,398
  17         53,017      100,000   100,000    140,274    20,966    37,591      69,186
  18         57,719      100,000   100,000    153,385    21,791    40,624      77,695
  19         62,657      100,000   100,000    167,265    22,547    43,770      86,981
  20         67,841      100,000   100,000    182,001    23,237    47,040      97,119
  25         97,922      100,000   108,401    270,954    25,531    65,365     163,383
  30        136,313      100,000   128,177    392,210    24,595    86,140     263,582
  35        185,310      100,000   144,405    557,355    17,825   106,604     411,453
  40        247,845      100,000   154,447    783,842         0   122,968     624,078

---------

(1) If premiums are paid more frequently than annually the payments would be $977.00 semiannually, $488.50 quarterly, or $162.83 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

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

PLAN: FLEX-V1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE)
      MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE AT ISSUE--MODIFIED
      $1,305 INITIAL BASIC PREMIUM AT ISSUE (1)
      USING CURRENT CHARGES

                                 Death Benefit                 Surrender Value
                         -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -----------
   1          1,370      100,000   100,000    100,000       466       527         589
   2          2,809      100,000   100,000    100,000     1,195     1,372       1,558
   3          4,320      100,000   100,000    100,000     1,900     2,249       2,628
   4          5,906      100,000   100,000    100,000     2,582     3,159       3,812
   5          7,571      100,000   100,000    100,000     3,241     4,107       5,125
   6          9,320      100,000   100,000    100,000     3,864     5,082       6,572
   7         11,157      100,000   100,000    100,000     4,464     6,099       8,181
   8         13,085      100,000   100,000    100,000     5,094     7,213      10,023
   9         15,109      100,000   100,000    100,000     5,690     8,362      12,050
  10         17,235      100,000   100,000    100,000     6,372     9,665      14,405
  11         19,467      100,000   100,000    100,000     7,231    11,217      17,199
  12         21,810      100,000   100,000    100,000     8,188    12,940      20,379
  13         24,271      100,000   100,000    100,000     9,103    14,695      23,835
  14         26,855      100,000   100,000    100,000     9,976    16,485      27,597
  15         29,568      100,000   100,000    100,000    10,796    18,300      31,693
  16         32,417      100,000   100,000    100,000    11,210    19,792      35,812
  17         35,408      100,000   100,000    100,000    11,562    21,306      40,343
  18         38,548      100,000   100,000    100,000    11,850    22,843      45,340
  19         41,846      100,000   100,000    100,000    12,065    24,397      50,853
  20         45,309      100,000   100,000    106,645    12,206    25,972      56,908
  25         65,398      100,000   100,000    160,021    11,606    34,106      96,491
  30         91,038      100,000   100,000    232,668     7,099    41,842     156,363
  35        132,791      100,000   100,000    327,857    20,522    58,121     242,033
  40        192,878      100,000   107,885    460,170    45,834    85,896     366,377

---------

(1) If premiums are paid more frequently than annually the payments would be $977.00 semiannually, $488.50 quarterly, or $162.83 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,473 for a hypothetical gross investment return of 0%, $4,138 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

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

PLAN: FLEX-V1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE)
      MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE--LEVEL
      $1,113 BASIC PREMIUM (1)
      USING MAXIMUM CHARGES

                                 Death Benefit                 Surrender Value
                         -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -----------
   1          1,169      100,000   100,000     100,000      345       395          445
   2          2,396      100,000   100,000     100,000      973     1,114        1,262
   3          3,684      100,000   100,000     100,000    1,595     1,871        2,173
   4          5,037      100,000   100,000     100,000    2,210     2,667        3,185
   5          6,458      100,000   100,000     100,000    2,815     3,502        4,310
   6          7,949      100,000   100,000     100,000    3,409     4,378        5,564
   7          9,515      100,000   100,000     100,000    3,989     5,296        6,957
   8         11,160      100,000   100,000     100,000    4,592     6,292        8,540
   9         12,886      100,000   100,000     100,000    5,179     7,330       10,290
  10         14,699      100,000   100,000     100,000    5,821     8,484       12,298
  11         16,603      100,000   100,000     100,000    6,565     9,801       14,628
  12         18,602      100,000   100,000     100,000    7,360    11,234       17,253
  13         20,700      100,000   100,000     100,000    8,134    12,711       20,124
  14         22,904      100,000   100,000     100,000    8,884    14,234       23,266
  15         25,218      100,000   100,000     100,000    9,609    15,802       26,708
  16         27,647      100,000   100,000     100,000   10,116    17,224       30,288
  17         30,198      100,000   100,000     108,188   10,594    18,693       34,212
  18         32,877      100,000   100,000     117,955   11,043    20,210       38,502
  19         35,689      100,000   100,000     128,226   11,459    21,776       43,190
  20         38,643      100,000   100,000     139,038   11,844    23,394       48,312
  25         55,776      100,000   100,000     202,484   13,218    32,314       81,885
  30         77,644      100,000   100,000     285,793   13,389    42,784      133,473
  35        105,553      100,000   102,995     396,163   11,610    54,960      211,400
  40        141,173      100,000   113,608     543,164    6,726    68,505      327,523
  45        186,634      100,000   117,800     732,852        0    79,167      492,508
  50        244,655      100,000   120,559     985,803        0    89,000      727,745
  55        318,706      100,000   123,342   1,325,210        0    98,202    1,055,103

---------

(1) If premiums are paid more frequently than annually the payments would be $556.50 semiannually, $278.25 quarterly, or $92.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

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

PLAN: FLEX-V1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE)
      MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE AT ISSUE--MODIFIED
      $708 INITIAL BASIC PREMIUM AT ISSUE (1)
      USING MAXIMUM CHARGES

                                 Death Benefit                 Surrender Value
                         -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -----------
   1            743      100,000   100,000    100,000         0         0          28
   2          1,524      100,000   100,000    100,000       233       307         385
   3          2,344      100,000   100,000    100,000       493       633         786
   4          3,204      100,000   100,000    100,000       750       976       1,234
   5          4,108      100,000   100,000    100,000     1,001     1,338       1,737
   6          5,057      100,000   100,000    100,000     1,246     1,719       2,301
   7          6,053      100,000   100,000    100,000     1,481     2,118       2,931
   8          7,099      100,000   100,000    100,000     1,744     2,571       3,671
   9          8,197      100,000   100,000    100,000     1,994     3,041       4,487
  10          9,350      100,000   100,000    100,000     2,302     3,598       5,461
  11         10,561      100,000   100,000    100,000     2,716     4,291       6,647
  12         11,833      100,000   100,000    100,000     3,186     5,070       8,005
  13         13,168      100,000   100,000    100,000     3,637     5,860       9,471
  14         14,570      100,000   100,000    100,000     4,067     6,662      11,057
  15         16,042      100,000   100,000    100,000     4,475     7,473      12,773
  16         17,587      100,000   100,000    100,000     4,668     8,100      14,440
  17         19,210      100,000   100,000    100,000     4,833     8,733      16,262
  18         20,914      100,000   100,000    100,000     4,970     9,371      18,257
  19         22,703      100,000   100,000    100,000     5,077    10,011      20,441
  20         24,581      100,000   100,000    100,000     5,153    10,654      22,836
  25         35,480      100,000   100,000    100,000     4,985    13,824      38,850
  30         49,391      100,000   100,000    137,160     3,557    16,595      64,057
  35         67,144      100,000   100,000    191,433         0    18,069     102,152
  40         89,803      100,000   100,000    263,577         0    16,764     158,934
  45        118,721      100,000   100,000    359,856         0     9,201     241,839
  50        184,543      100,000   100,000    485,052    12,664    17,531     358,078
  55        290,317      100,000   100,000    651,018    26,907    43,181     518,327

---------

(1) If premiums are paid more frequently than annually the payments would be $556.50 semiannually, $278.25 quarterly, or $92.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $9,583 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

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

PLAN: FLEX-V1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE)
      MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE--LEVEL
      $1,954 BASIC PREMIUM (1)
      USING MAXIMUM CHARGES

                                 Death Benefit                 Surrender Value
                         -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -----------
   1          2,052      100,000   100,000    100,000       905       997       1,090
   2          4,206      100,000   100,000    100,000     2,057     2,324       2,602
   3          6,468      100,000   100,000    100,000     3,170     3,693       4,262
   4          8,843      100,000   100,000    100,000     4,240     5,106       6,085
   5         11,337      100,000   100,000    100,000     5,268     6,566       8,093
   6         13,955      100,000   100,000    100,000     6,251     8,074      10,307
   7         16,705      100,000   100,000    100,000     7,189     9,633      12,750
   8         19,592      100,000   100,000    100,000     8,145    11,308      15,511
   9         22,623      100,000   100,000    100,000     9,055    13,038      18,554
  10         25,806      100,000   100,000    100,000    10,045    14,953      22,041
  11         29,148      100,000   100,000    100,000    11,206    17,147      26,097
  12         32,657      100,000   100,000    100,000    12,438    19,524      30,668
  13         36,342      100,000   100,000    100,000    13,609    21,956      35,666
  14         40,211      100,000   100,000    100,000    14,712    24,440      41,141
  15         44,273      100,000   100,000    100,938    15,738    26,974      47,141
  16         48,538      100,000   100,000    111,019    16,334    29,210      53,295
  17         53,017      100,000   100,000    121,609    16,845    31,499      59,980
  18         57,719      100,000   100,000    132,748    17,270    33,849      67,241
  19         62,657      100,000   100,000    144,464    17,603    36,262      75,124
  20         67,841      100,000   100,000    156,814    17,839    38,742      83,679
  25         97,922      100,000   100,000    229,415    17,110    52,227     138,335
  30        136,313      100,000   101,261    324,952    11,446    68,052     218,382
  35        185,310      100,000   115,431    451,172         0    85,214     333,067
  40        247,845      100,000   118,261    606,927         0    94,157     483,222

---------

(1) If premiums are paid more frequently than annually the payments would be $977.00 semiannually, $488.50 quarterly, or $162.83 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premium accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

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

PLAN: FLEX-V1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE)
      MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE AT ISSUE--MODIFIED
      $1,305 INITIAL BASIC PREMIUM AT ISSUE (1)
      USING MAXIMUM CHARGES

                                 Death Benefit                 Surrender Value
                         -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -----------
   1          1,370      100,000   100,000    100,000       308       364         421
   2          2,809      100,000   100,000    100,000       870     1,028       1,193
   3          4,320      100,000   100,000    100,000     1,398     1,701       2,032
   4          5,906      100,000   100,000    100,000     1,889     2,383       2,944
   5          7,571      100,000   100,000    100,000     2,343     3,075       3,941
   6          9,320      100,000   100,000    100,000     2,757     3,777       5,033
   7         11,157      100,000   100,000    100,000     3,130     4,487       6,228
   8         13,085      100,000   100,000    100,000     3,524     5,268       7,602
   9         15,109      100,000   100,000    100,000     3,874     6,057       9,102
  10         17,235      100,000   100,000    100,000     4,308     6,978      10,869
  11         19,467      100,000   100,000    100,000     4,913     8,123      13,008
  12         21,810      100,000   100,000    100,000     5,590     9,390      15,438
  13         24,271      100,000   100,000    100,000     6,204    10,646      18,044
  14         26,855      100,000   100,000    100,000     6,748    11,883      20,842
  15         29,568      100,000   100,000    100,000     7,211    13,090      23,847
  16         32,417      100,000   100,000    100,000     7,237    13,911      26,733
  17         35,408      100,000   100,000    100,000     7,171    14,690      29,877
  18         38,548      100,000   100,000    100,000     7,010    15,425      33,314
  19         41,846      100,000   100,000    100,000     6,747    16,105      37,082
  20         45,309      100,000   100,000    100,000     6,373    16,724      41,221
  25         65,398      100,000   100,000    114,589     2,259    18,302      69,096
  30         91,038      100,000   100,000    164,721         0    14,953     110,700
  35        147,419      100,000   100,000    224,465    12,664    24,795     165,706
  40        237,186      100,000   100,000    300,827    26,907    49,370     239,512

---------

(1) If premiums are paid more frequently than annually the payments would be $977.00 semiannually, $488.50 quarterly, or $162.83 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $8,527 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

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

                          SUPPLEMENT DATED MAY 1, 2002

                                       TO

                         PROSPECTUSES DATED MAY 1, 2002

                           __________________________

  This Supplement is intended to be distributed with certain prospectuses dated May 1, 2002 for variable life insurance policies issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "Medallion Variable Universal Life Plus," "Medallion Variable Universal Life Edge," "Variable Estate Protection," "Variable Estate Protection Plus," "Variable Estate Protection Edge," or "Medallion Executive Variable Life III." We refer to these prospectuses as the "Product Prospectuses."

                       AMENDMENTS TO PRODUCT PROSPECTUSES
                       ----------------------------------

  The table on the cover page of each Product Prospectus is amended to include the following additional variable investment option:

--------------------------------------------------------------------------------
  VARIABLE INVESTMENT OPTION                           MANAGED BY:
  --------------------------                           ----------
  Ayco Growth.......................................   The Ayco Company, L.P.
--------------------------------------------------------------------------------

  When you select the Ayco Growth variable investment option, we invest your money in the Ayco Growth Fund of the Ayco Series Trust. In the prospectus, the term "Series Funds" includes the Ayco Series Trust, and the term "funds" includes the Ayco Growth Fund."

  The following table supplements the fund expense table, and the accompanying notes, that appear in the Basic Information section of the Product Prospectuses after the question "What charges will the Series Funds deduct from my investment in the policy?":

                                                                                         Total Fund        Total Fund
                                         Investment  Distribution and  Other Operating    Operating         Operating
                                         Management       Service       Expenses With   Expenses With    Expenses Absent
Fund Name                                    Fee       (12b-1) Fees     Reimbursement   Reimbursement     Reimbursement
---------                                ----------  ----------------  ---------------  -------------    --------------
AYCO SERIES TRUST:
Ayco Growth* .........................     0.80%           N/A              0.20%           1.00%            5.35%
                                                                                        ---------------

  * The Ayco Company, L.P. has agreed to waive or limit its fees or assume other fund expenses so that total fund operating expenses will not exceed 1.00% of the fund's average daily net assets. This agreement will continue from year to year subject to annual approval by the Trustees of the Ayco Series Trust.

                           __________________________

  THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS DATED MAY 1, 2002 FOR THE AYCO GROWTH FUND THAT CONTAINS DETAILED INFORMATION ABOUT THE FUND. BE SURE TO READ THAT PROSPECTUS BEFORE SELECTING THIS ADDITIONAL VARIABLE INVESTMENT OPTION.

                          SUPPLEMENT DATED MAY 1, 2002
                                       TO
                         PROSPECTUSES DATED MAY 1, 2002

This supplement is intended to be distributed with prospectuses dated May 1, 2002 for the following variable life insurance policies that are issued by John Hancock Variable Life Insurance Company and that are delivered or issued for delivery in the states specified:

     o    Majestic Variable Universal Life 98 (MASSACHUSETTS ONLY)
     o Majestic Variable Estate Protection 98 (MASSACHUSETTS, MARYLAND AND TEXAS ONLY)
     o    Majestic Variable COLI (MASSACHUSETTS, MARYLAND AND TEXAS ONLY)
     o    Variable Master Plan Plus (TEXAS ONLY)

Notwithstanding any language in the prospectus to the contrary, the following shall apply:

(a) The Guaranteed Minimum Death Benefit feature will apply only during the first five Policy years.

(b) There is no option to extend the Guaranteed Minimum Death Benefit feature beyond the first five Policy years and, as a consequence, there can be no Guaranteed Minimum Death Benefit Charge assessed under the Policy.

                          SUPPLEMENT DATED MAY 1, 2002
                                       TO
                         PROSPECTUSES DATED MAY 1, 2002

This supplement is intended to be distributed with prospectuses dated May 1, 2002 for the following variable life insurance policies that are issued by John Hancock Variable Life Insurance Company and that are delivered or issued for delivery in the states specified:

     o    Medallion Variable Universal Life Plus (MASSACHUSETTS AND TEXAS ONLY)

     o Medallion Variable Universal Life Edge (MARYLAND, MASSACHUSETTS AND TEXAS ONLY)

     o    Variable Estate Protection Plus (MASSACHUSETTS AND TEXAS ONLY)

     o    Variable Estate Protection Edge (MASSACHUSETTS AND TEXAS ONLY)



Notwithstanding any language in the prospectus to the contrary, the following shall apply:

     (a) The Guaranteed Minimum Death Benefit feature will apply only during the first five Policy years.

     (b) There is no option to extend the Guaranteed Minimum Death Benefit feature beyond the first five Policy years and, as a consequence, there can be no Guaranteed Minimum Death Benefit Charge assessed under the Policy.